UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4676

Harbor Funds
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

Charles F. McCain, Esq. HARBOR FUNDS 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: October 31
Date of reporting period: October 31, 2020

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report
October 31, 2020
Domestic Equity Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor Capital Appreciation Fund	HNACX	HACAX	HRCAX	HCAIX
Harbor Large Cap Value Fund	HNLVX	HAVLX	HRLVX	HILVX
Harbor Mid Cap Fund	HMCRX	HMCLX	HMCDX	HMCNX
Harbor Mid Cap Growth Fund	HNMGX	HAMGX	HRMGX	HIMGX
Harbor Mid Cap Value Fund	HNMVX	HAMVX	HRMVX	HIMVX
Harbor Small Cap Growth Fund	HNSGX	HASGX	HRSGX	HISGX
Harbor Small Cap Value Fund	HNVRX	HASCX	HSVRX	HISVX
Harbor Strategic Growth Fund	HNGSX	MVSGX	HSRGX	HISWX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
The 2020 fiscal year has been a historic period that will undoubtedly live on in our memories as much as we might like to forget the massive disruptions caused by the coronavirus pandemic and the toll it has taken on human lives.
The period began quietly in investment markets, extending a lengthy stretch of subdued volatility. That relative calm came to a dramatic end in late February when the extent of the pandemic became clear, sending shockwaves across global investment markets. Volatility spiked sharply higher, market liquidity became challenged, and government bond yields plunged in a flight to safety. From its peak on February 19 to its March 23 trough, the S&P 500 tumbled 33.8% for its fastest ever descent into bear-market territory. International markets followed suit, with the MSCI All Country World Ex. US (ND) Index falling 32.9% over the same period. Although U.S. Treasuries served as a ballast during the period, corporate bonds did not escape the sharp selloff, with both investment-grade and high-yield credit indexes experiencing double-digit losses.
Governments and central banks acted swiftly and forcefully to support the global economy with massive fiscal and monetary stimulus. This jolt of liquidity put a floor under markets and set the stage for a sharp rebound. Broad stock and bond indexes gained ground throughout much of the rest of the year, shrugging off concerns about the pandemic, inconsistent policy responses, uncertainty around the U.S. election, and escalating social tensions.
As time marched on, economic data has improved. We see GDP is growing again, unemployment appears to have bottomed, and many market measures ended the fiscal year in positive territory. However, economic and market recovery has been uneven. The re-emergence of volatility has brought about significant dispersion across markets. For example, the difference between the best and worst sectors reached its widest levels in many years. Similarly, growth stocks outperformed value stocks by the widest margin in more than 20 years.
This volatile environment, though challenging, has been welcome news for talented active managers, because it has provided them with more opportunities to add value and distance themselves from the pack. Our research shows that the difference between top performing and bottom performing managers in many categories is at its highest level in 20 years.
Harbor believes there are many ways to seek to reach long-term financial goals. Drawing upon experienced portfolio managers who stay true to a strategy grounded in enduring investment principles is one way we believe offers the potential to achieve positive outcomes over time. Even though volatility is likely to be with us for some time to come, we are confident that all our subadvisers continue to strive to skillfully execute their strategies to benefit shareholders over the long haul.
It is important to acknowledge that while market gyrations provide opportunities for skillful professional managers, they can pose behavioral challenges for the rest of us. The sharp selloff in the first quarter was enough to test the mettle of the calmest investor. However, those who stayed the course and stuck to their long-term plans likely benefitted from the sharp recovery that followed. We will look back on this period as a time that underscored the value of thoughtful active management and timeless investment principles such as diversification, discipline, and a long-term view.
I hope that you and your families continue to fare well during these ongoing challenging times. Thank you for your continued investment in Harbor Funds.
December 21, 2020

Charles F. McCain
Chairman
1

Harbor Capital Appreciation Fund
Manager’s Commentary (Unaudited)

Subadviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Portfolio Managers
Spiros “Sig” Segalas
Since 1990
Kathleen A. McCarragher
Since 2013
Blair A. Boyer
Since 2019
Natasha Kuhlkin, CFA
Since 2019
Jennison Associates has subadvised the Fund since 1990.
Investment Objective
The Fund seeks long-term growth of capital.
Spiros “Sig” Segalas

Kathleen A. McCarragher

Blair A. Boyer

Natasha Kuhlkin, CFA

Management’s Discussion of
Fund Performance
MARKET REVIEW
Markets were extremely volatile in the period, unsettled by U.S.-China trade discord and the COVID-19 pandemic.
Stocks peaked at new highs in early 2020, then dropped dramatically as the viral outbreak spread around the globe, disrupting markets and life everywhere.
The realities of the pandemic dictated daily conduct for individuals, businesses, and governments around the world. Shelter-in-place and work-from-home became standard. Global infection and mortality rates reflected varying policy and social behaviors, with the number of infections and deaths highest in the U.S. Developing a vaccine became an overwhelming focus, with both human and capital resources deployed.
Markets rebounded rapidly in the period’s final months, but the pandemic’s economic damage continued to accumulate.
The effects of fiscal stimulus blunted the pandemic’s effect on employment and spending. Comprehensive monetary policy initiatives to bolster liquidity and stabilize asset prices contributed to record-low interest rates.
PERFORMANCE
Harbor Capital Appreciation Fund advanced 42.79% (Retirement Class), 42.68% (Institutional Class), 42.32% (Administrative Class), and 42.15% (Investor Class) in the fiscal year, while the Russell 1000® Growth Index rose 29.22%, and the broader market, as represented by the S&P 500 Index, climbed 9.71%.
In the growth benchmark, the Consumer Discretionary, Information Technology, and Communication Services sectors outperformed the overall index. Energy posted a double-digit decline. Industrials was the only other sector in the benchmark to lose ground.
Stock selection and sector weights benefited Fund performance relative to the growth benchmark. Holdings in Consumer Discretionary, Information Technology, and Communication Services – the Fund’s three biggest sectors – were especially strong contributors to outperformance as both stock selection and overweights were beneficial.
In Consumer Discretionary, Tesla continues to surge on a host of impressive financial results made possible by solid production, increased capacity, and strong execution. In our view, the company’s technology, scale, and low-cost advantage make it not only the breakaway leader in the electric-vehicle market but also position it to disrupt the overall automotive industry. Consumer businesses that have migrated to digital direct-to-consumer business models were notably strong performers. Amazon has operated in this mode for years, and its relevance and dominance became even more apparent. We believe that Amazon continues to benefit from economies of scale and its platform-based business model. The AWS web services business is a significant additional driver of revenue and profit for Amazon. Apparel retailer Lululemon Athletica benefited from less-seasonal offerings, strong brand, and a direct-to-consumer infrastructure that shields it from wholesale distribution backlogs and increased levels of price discounting.
In Information Technology, digital payments processors were strong performers. Adyen has developed a single, dynamic, reliable, and secure payment platform that supports omni-channel commerce with end-to-end gateway, risk management, and processing services. PayPal is the largest ecommerce payments enabler in the U.S. and many developing countries. We believe that PayPal can deepen and extend its services among global, consumer, and business clients. The importance of digital commerce in times of restricted personal mobility is also benefitting Shopify, which provides cloud-based, easy-to-use infrastructure tools to enable omni-channel ecommerce capability.
With millions of people around the world working from home, the advantage of housing mission-critical software applications and services on the cloud has emerged. In addition to a strong and stable enterprise business, Microsoft has a differentiated hybrid cloud strategy
2

Harbor Capital Appreciation Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	Annualized
		5 Years	10 Years
Harbor Capital Appreciation Fund
Retirement Class[1]	42.79%	18.43%	17.10%
Institutional Class	42.68	18.36	17.07
Administrative Class	42.32	18.06	16.78
Investor Class	42.15	17.92	16.64
Comparative Indices
Russell 1000® Growth	29.22%	17.32%	16.31%
S&P 500	9.71	11.71	13.01
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.59% (Net) and 0.64% (Gross) (Retirement Class); 0.67% (Net) and 0.72% (Gross) (Institutional Class); 0.92% (Net) and 0.97% (Gross) (Administrative Class); and 1.04% (Net) and 1.09% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
that is leading to an increase in its share of technology capital spending. Its Azure cloud business hosts Microsoft software as well as hundreds of cloud-native applications that Microsoft customers or third parties create. The company’s Teams collaboration platform is also benefitting from increased work-from-home requirements. Adobe offers content creation and digital marketing applications and services that are transforming businesses operations. Salesforce remains at the forefront of migrating traditional customer records systems to comprehensive customer intelligence systems. Even in the face of unpredictable macroeconomic trends, in our view, enterprises are concluding that the financial benefits delivered by Salesforce offset the capital outlay required for software purchase and deployment.
The increased demand for cloud storage has led to robust data center spending by chipmaker Nvidia’s largest customers. Nvidia’s acquisition of Mellanox could enhance its functionality and potentially lead to further share gains in the data center space, in our view.
With its huge installed base, Apple has been benefiting from rapid growth in service business subscriptions, a key source of recurring revenue. In our view, the upcoming product cycle should provide robust revenue and profit growth.
In Communication Services, Netflix continues to enhance its long-term competitive position with the industry’s largest commitment of investment dollars in exclusive and original content. Given its still-low global penetration and the accelerating shift from linear TV, we believe that Netflix still has significant room for growth. The company’s secular growth profile looks even stronger in the current environment, as social-distancing and shelter-in-place directives are drawing renewed attention to the value, utility, and now, resilience, of video streaming business models.
Industrials positions detracted from performance. The longer-than-anticipated Boeing 737 Max 8 jet recertification process weighed on Boeing early in the period. With the COVID-19 outbreak severely restricting air travel and compromising the financial health of airlines, the position was eliminated. The position in Safran was closed based on the company’s exposure to the airline industry. Most of Safran’s revenue is generated by its aerospace propulsion business, which includes the company’s joint venture with General Electric, which makes 75% of the world’s narrow-body aircraft engines (including all of Boeing’s 737s and about half of Airbus’s A320s).
In Consumer Discretionary, the position in Adidas was eliminated based on the company’s softer-than-expected gross margin, COVID-19-related sporting event cancellations, and an anticipated back-up in wholesale inventories.
In Information Technology, the position in FleetCor Technologies, which provides specific-purpose charge cards and payment-processing services for commercial and government trucking fleets, was eliminated based on the impact of regulatory litigation related to the company’s marketing and fee practices, as well as on exposure to oil prices.
In Health Care, the position in Sage Therapeutics was closed as a Phase 3 clinical trial of its key developmental therapy to treat major depression (MDD) failed to meet the study’s primary endpoint. The MDD market opportunity was expected to be a key component of the company’s growth.
3

Harbor Capital Appreciation Fund
Manager’s Commentary—Continued

OUTLOOK & STRATEGY
The U.S. economy continues to recover from the worst effects of the pandemic, but the pace of the rebound appears to be moderating. Congress has so far failed to agree on additional stimulus to take up the slack from the massive, but now-largely-exhausted, programs approved in March.
Investors have demonstrated their preference for businesses that were thriving before COVID-19 and that have benefitted from pandemic-related tailwinds and enhanced competitive positions. The Fund holds many companies across the technology, consumer, and communications services industries in this category. In our view, prospects for these companies’ continued growth at above-average rates remain strong.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Jennison Associates LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
4

Harbor Capital Appreciation Fund
Portfolio of Investments—October 31, 2020

SECTOR ALLOCATION (% of investments) - Unaudited
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.4%
Shares		Value
AUTOMOBILES—6.5%
6,203,769	Tesla Inc.*	$ 2,407,311
BIOTECHNOLOGY—0.8%
814,755	Sarepta Therapeutics Inc.*	110,734
884,825	Vertex Pharmaceuticals Inc.*	184,362
		295,096
CAPITAL MARKETS—1.2%
195,417	Goldman Sachs Group Inc.	36,942
1,269,823	S&P Global Inc.	409,810
		446,752
ENTERTAINMENT—4.4%
2,689,555	Netflix Inc.*	1,279,529
1,468,988	Spotify Technology SA (Sweden)*	352,395
		1,631,924
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.3%
486,388	American Tower Corp.	111,699
FOOD & STAPLES RETAILING—1.6%
1,615,235	Costco Wholesale Corp.	577,640
HEALTH CARE EQUIPMENT & SUPPLIES—2.0%
1,439,002	Danaher Corp.	330,308
826,700	Dexcom Inc.*	264,197
231,299	Intuitive Surgical Inc.*	154,295
		748,800
HEALTH CARE PROVIDERS & SERVICES—1.2%
1,250,993	Guardant Health Inc.*	133,431
747,746	Humana Inc.	298,560
		431,991
HEALTH CARE TECHNOLOGY—1.0%
1,888,314	Teladoc Health Inc.*	370,978
HOTELS, RESTAURANTS & LEISURE—1.4%
434,813	Chipotle Mexican Grill Inc.*	522,419
INTERACTIVE MEDIA & SERVICES—11.3%
454,450	Alphabet Inc. Class A*	734,441
452,682	Alphabet Inc. Class C*	733,802
6,150,128	Facebook Inc.*	1,618,160
COMMON STOCKS—Continued
Shares		Value
INTERACTIVE MEDIA & SERVICES—Continued
5,236,778	Match Group Inc.*	$ 611,551
6,270,447	Tencent Holdings Ltd. (China)	479,098
		4,177,052
INTERNET & DIRECT MARKETING RETAIL—9.7%
1,867,071	Alibaba Group Holding Ltd. ADR (China)*,1	568,878
992,075	Amazon.com Inc.*	3,012,088
		3,580,966
IT SERVICES—14.4%
433,107	Adyen NV (Netherlands)*,2	727,942
2,336,484	Mastercard Inc.	674,403
4,650,103	PayPal Holdings Inc.*	865,524
996,565	Shopify Inc. (Canada)*	922,251
1,726,075	Square Inc.*	267,334
2,685,977	Twilio Inc.*	749,307
6,003,738	Visa Inc.	1,090,939
		5,297,700
LEISURE PRODUCTS—0.9%
3,013,020	Peloton Interactive Inc.*	332,065
PERSONAL PRODUCTS—1.4%
2,299,173	Estée Lauder Companies Inc.	505,036
PHARMACEUTICALS—1.2%
8,458,724	AstraZeneca plc ADR (United Kingdom)[1]	424,290
ROAD & RAIL—2.2%
12,417,672	Uber Technologies Inc.*	414,874
2,250,063	Union Pacific Corp.	398,689
		813,563
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.4%
2,998,476	NVIDIA Corp.	1,503,316
1,433,825	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	120,255
		1,623,571
SOFTWARE—19.2%
2,507,554	Adobe Inc.*	1,121,127
1,853,193	Atlassian Corp. plc (Australia)*	355,109
1,352,814	Coupa Software Inc.*	362,148

5

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
2,500,098	CrowdStrike Holdings Inc.*	$ 309,612
9,097,949	Microsoft Corp.	1,842,062
1,079,996	RingCentral Inc.*	279,006
4,667,131	salesforce.com Inc.*	1,084,034
752,081	ServiceNow Inc.*	374,213
2,591,142	Splunk Inc.*	513,150
575,122	Trade Desk Inc.*	325,778
1,527,878	Workday Inc.*	321,038
360,968	Zoom Video Communications Inc.*	166,374
		7,053,651
SPECIALTY RETAIL—2.2%
1,323,142	Carvana Co.*	245,245
2,180,733	Home Depot Inc.	581,623
		826,868
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—6.4%
21,504,394	Apple Inc.	2,340,968
COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—5.7%
792,640	Kering SA (France)	$ 479,005
2,178,391	Lululemon Athletica Inc. (Canada)*	695,539
528,509	LVMH Moet Hennessy Louis Vuitton SE (France)	247,737
5,531,614	NIKE Inc.	664,236
		2,086,517
TOTAL COMMON STOCKS
(Cost $18,096,745)		36,606,857
TOTAL INVESTMENTS—99.4%
(Cost $18,096,745)		36,606,857
CASH AND OTHER ASSETS, LESS LIABILITIES—0.6%		224,064
TOTAL NET ASSETS—100.0%		$36,830,921

FAIR VALUE MEASUREMENTS
At October 31, 2020, the investments in Tencent Holdings Ltd., Adyen NV, Kering SA, and LVMH Moet Hennessy Louis Vuitton SE (as disclosed in the preceding Portfolio of Investments) were classified as Level 2 and all other investments were classified as Level 1. There were no Level 3 investments at October 31, 2020 or 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2020, the aggregate value of these securities was $727,942 or 2% of net assets.
The accompanying notes are an integral part of the Financial Statements.
6

Harbor Large Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
Aristotle Capital Management, LLC
11100 Santa
Monica Boulevard
Suite 1700
Los Angeles, CA 90025
Portfolio Manager
Howard Gleicher, CFA
Since 2012
Gregory D. Padilla, CFA
Since 2018
Aristotle has subadvised the Fund since 2012.
Investment Objective
The Fund seeks long-term total return.
Howard Gleicher, CFA

Gregory D. Padilla, CFA

Management’s Discussion of
Fund Performance
Market Review
The new decade started with the world declaring war on COVID-19, the pandemic that has infected millions globally. Around the world, governments, central banks and corporations responded with a litany of actions aimed at containing the deadly virus and limiting its economic damage. Governments issued state-of-emergency declarations, announced shelter-in-place orders and passed trillions of dollars in relief packages for businesses and citizens. Central banks cut interest rates (to near zero in the U.S.), restarted quantitative easing programs and reintroduced an “alphabet soup” of crisis-era programs last seen in the Great Financial Crisis. Against this backdrop, the S&P 500 Index posted its worst quarterly performance since 2008 in the first quarter of 2020.
Throughout late spring and early summer, equity markets rebounded as many states initiated early phases of the reopening process. The worst-case scenario of the global pandemic crisis morphing into a liquidity crunch had thus been avoided as continued central bank support and improving economic data also provided some comfort to market participants despite a myriad of economic, social and political issues at hand.
The S&P 500 closed out the reporting period up after logging consecutive monthly declines in September and October. A resurgent COVID-19 pandemic, in Europe and the U.S., made for a downbeat backdrop as the market’s hopes for pre-election fiscal stimulus were dashed. U.S. technology stocks, which have benefited from the shift online caused by COVID-19 this year, also came under pressure throughout September and October, a reminder that the macroeconomic outlook remains uncertain and markets can still quickly become volatile. On a positive note, optimism around treatments and vaccine progress, have helped cushion the market somewhat amid darkening sentiment. Clearly, more positive news on this front could be optimistic for markets.
Performance
For the year ended October 31, 2020, Harbor Large Cap Value Fund posted a total return of 5.80% (Retirement Class), 5.72% (Institutional Class), 5.42% (Administrative Class) and 5.32% (Investor Class) outperforming the -7.57% return of the Russell 1000® Value Index.
The vast majority of the portfolio’s outperformance relative to the Russell 1000® Value Index during the year can be attributed to security selection, while sector allocation also contributed modestly. Security selection was positive in all but three sectors, with holdings in the Information Technology, Consumer Discretionary, and Energy sectors being the largest contributors to relative return. Conversely, security selection in the Consumer Staples and Industrials sectors coupled with an overweight position in the Consumer Discretionary sector detracted from relative return. (Relative weights are the result of bottom-up security selection.)
Digital media and digital experience software company, Adobe, was the top contributor to the Fund’s relative return during the period. The company reported strong results throughout the year despite the challenging macroeconomic environment, which we believe further demonstrates the resiliency of Adobe’s business model. In our view, the company has benefitted from its advantaged subscription business model and previous investments in products and services that allow customers to increase efficiency and productivity in normal work environments as well as the current remote work environment. Overall, we remain confident in management’s ability to continue to provide innovative solutions to its customers regardless of market environment, as the company’s migration from a license to subscription-based model continues to march on.
7

Harbor Large Cap Value Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	Annualized
		5 Years	10 Years
Harbor Large Cap Value Fund
Retirement Class[1]	5.80%	10.86%	12.57%
Institutional Class	5.72	10.79	12.53
Administrative Class	5.42	10.49	12.22
Investor Class	5.32	10.38	12.10
Comparative Index
Russell 1000® Value	-7.57%	5.82%	9.48%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.61% (Net) and 0.65% (Gross) (Retirement Class); 0.69% (Net) and 0.73% (Gross) (Institutional Class); 0.94% (Net) and 0.98% (Gross) (Administrative Class); and 1.06% (Net) and 1.10% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Diversified refiner, chemicals and midstream energy company Phillips 66 was the top detractor from the Fund’s relative return during the year. Shares of Phillips 66 fell as the company continues to combat industry-wide disruptions. Demand for the company’s refined products, such as gasoline, heating oil, and jet fuel, remained well below normal levels throughout the year with lockdown measures in place. Although these headwinds are likely to persist in the short run, we view the strong recoveries in countries that have not experienced a second wave and the initiation of operations at the South Texas Gateway Terminal and Gray Oak Pipeline as encouraging developments. Additionally, the company announced plans to reconfigure its San Francisco refinery to produce renewable fuels. We believe these developments will support Phillips 66’s ongoing diversification away from crude oil refining, a catalyst we previously identified.
Outlook & Strategy
As the pandemic continues to impact the world, and with U.S. elections front and center, there is no shortage of headlines. For Aristotle Capital, what is important to consider is whether such events are analyzable and meaningful for long-term investors or merely interesting conversation topics. Rather than attempting to reposition our portfolios based on an assumption of how the market may react to these events (e.g., election results, timing of a COVID-19 vaccine, size of the next stimulus package), we spend our time trying to identify what we consider to be high-quality companies that can succeed over the long term. Such long-term thinking, we believe, distinguishes us from our competitors and helps us identify companies that possess sustainable competitive advantages and appear poised to outperform their peers over a market cycle.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Aristotle Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
8

Harbor Large Cap Value Fund
Portfolio of Investments—October 31, 2020

SECTOR ALLOCATION (% of investments) - Unaudited
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.9%
Shares		Value
AEROSPACE & DEFENSE—1.6%
190,000	General Dynamics Corp.	$ 24,953
BANKS—9.8%
296,801	Bank of America Corp.	7,034
177,284	BOK Financial Corp.	10,414
370,000	Commerce Bancshares Inc.	23,032
198,000	Cullen/Frost Bankers Inc.	13,913
528,000	East West Bancorp Inc.	19,261
340,000	JPMorgan Chase & Co.	33,334
3,670,000	Mitsubishi UFJ Financial Group Inc. ADR (Japan)[1]	14,460
287,000	PNC Financial Services Group Inc.	32,110
		153,558
BEVERAGES—2.4%
800,000	Coca-Cola Co.	38,448
BIOTECHNOLOGY—2.9%
209,000	Amgen Inc.	45,340
BUILDING PRODUCTS—4.4%
345,000	Allegion plc (Ireland)	33,982
850,000	Johnson Controls International plc	35,879
		69,861
CAPITAL MARKETS—2.4%
235,000	Ameriprise Financial Inc.	37,795
CHEMICALS—5.2%
1,290,000	Corteva Inc.	42,544
464,000	RPM International Inc.	39,287
		81,831
CONSTRUCTION MATERIALS—2.5%
148,000	Martin Marietta Materials Inc.	39,420
CONSUMER FINANCE—1.6%
336,000	Capital One Financial Corp.	24,555
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.5%
292,000	Equity Lifestyle Properties Inc.	17,283
160,000	Sun Communities Inc.	22,021
		39,304
COMMON STOCKS—Continued
Shares		Value
FOOD & STAPLES RETAILING—0.9%
400,000	Walgreens Boots Alliance Inc.	$ 13,616
FOOD PRODUCTS—1.6%
445,000	Tyson Foods Inc.	25,467
HEALTH CARE EQUIPMENT & SUPPLIES—9.6%
588,000	Alcon Inc. (Switzerland)*	33,422
335,500	Danaher Corp.	77,011
399,000	Medtronic plc	40,127
		150,560
HOUSEHOLD DURABLES—5.9%
599,000	Lennar Corp. Class A	42,068
7,120	Lennar Corp. Class B	405
603,000	Sony Corp. ADR (Japan)[1]	50,447
		92,920
HOUSEHOLD PRODUCTS—2.5%
286,000	Procter & Gamble Co.	39,211
INSURANCE—2.7%
206,000	Chubb Ltd. (Switzerland)	26,762
221,591	Cincinnati Financial Corp	15,675
		42,437
INTERACTIVE MEDIA & SERVICES—2.1%
810,000	Twitter Inc.*	33,502
IT SERVICES—2.3%
189,922	PayPal Holdings Inc.*	35,350
MACHINERY—6.9%
460,000	Oshkosh Corp.	30,985
188,600	Parker-Hannifin Corp.	39,297
430,000	Xylem Inc.	37,470
		107,752
OIL, GAS & CONSUMABLE FUELS—3.9%
1,860,000	Cabot Oil & Gas Corp.	33,089
365,000	Phillips 66	17,031
150,000	Pioneer Natural Resources Co.	11,934
		62,054

9

Harbor Large Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—4.1%
1,190,000	Elanco Animal Health Inc.*	$ 36,902
359,000	Novartis AG ADR (Switzerland)[1]	28,031
		64,933
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.9%
433,000	Microchip Technology Inc.	45,499
380,000	QUALCOMM Inc.	46,877
		92,376
SOFTWARE—12.2%
150,000	Adobe Inc.*	67,065
192,500	ANSYS Inc.*	58,591
324,000	Microsoft Corp.	65,601
		191,257
TOTAL COMMON STOCKS
(Cost $1,197,173)		1,506,500
TOTAL INVESTMENTS—95.9%
(Cost $1,197,173)		1,506,500
CASH AND OTHER ASSETS, LESS LIABILITIES—4.1%		64,846
TOTAL NET ASSETS—100.0%		$1,571,346
FAIR VALUE MEASUREMENTS
All investments at October 31, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2020 or 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.
10

Harbor Mid Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners, LLC
1180 Peachtree St. NE
Suite 2300
Atlanta, GA 30309
Portfolio Manager
Paul E. Viera
Since 2019
EARNEST Partners, LLC has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term total return.
Paul E. Viera

Management’s Discussion of
Fund Performance
MARKET REVIEW
The U.S. equity markets, represented by the S&P 500 Index were positive during the year ended October 31, 2020, posting nearly 10% return. However, the U.S. mid cap market, represented by the Russell Midcap® Index, ended the period lower, down 2% for the year ended October 31, 2020.
Capital markets continued to recover as investors received clarity on the economic impact from the coronavirus epidemic and began to look forward to how a post-COVID-19 environment would support future earnings growth. Many service and retail businesses adapted to the situation with standardized PPE requirements and social distancing standards, while white-collar businesses embraced a work-from-home environment, which enabled them to continue operations. Additionally, significant progress was made on vaccine candidates, several of which are currently being tested. Many areas of the economy saw a swift rebound in activity as the government’s stimulus measures supported renewed consumption of durable goods, and record low mortgage rates buoyed the housing market. With respect to monetary policy, the U.S. Federal Reserve’s (Fed) initial actions to curb the economic effects of the virus included a wide array of stimulative measures that included short-term rate reductions to near-zero and repurchases of U.S. Treasuries, mortgages and corporate debt, to include high-yield notes. In September, the Fed stated that it would hold rates near zero through at least 2022 and would continue to increase its fixed income holdings to provide liquidity to credit markets. These moves gave further confidence to equity and fixed income investors who understood that the Fed will continue to act as a lender-of-last resort and that stimulus measures were not a one-time deal. Additionally, the central bank projected a 6.5% contraction in GDP for 2020 and forecast a 5% gain next year followed by a 3.5% increase in 2022. After hitting a record high of 14.7% in April, unemployment fell to 7.9% in September. The Fed is projecting unemployment of 7.6% at the end of 2020, then falling to 5.5% and 4.6% in 2021 and 2022, respectively.
Performance
Harbor Mid Cap Fund posted modestly positive returns, 5.86% (Retirement Class), 5.75% (Institutional Class), and 5.42% (Investor Class) while the Russell Midcap® Index returned 0.53% for the period December 1, 2019 to October 31, 2020. The portfolio outperformed the benchmark, Russell Midcap® Index, during the period by a wide margin as investors began to refocus on company fundamentals after the sharp market downturn early in 2020 as a result of COVID-19. Stock selection continued to drive relative returns in the period. Stock selection was strongest in the Consumer Discretionary, Industrials and Materials sectors. Sector positioning also contributed to the strong results, as an overweight to Information Technology and an underweight to Energy boosted relative returns.
Contributing to performance for the period, D.R. Horton is one of the largest homebuilders in the U.S. Founded in 1978, The company’s footprint now spans across the United States and has a presence in 29 states, giving it both broad diversification and significant economies of scale. D.R. Horton’s brands include: D.R. Horton America’s Builder, Express Homes, Emerald Homes and Freedom Homes. D.R. Horton reported better-than-expected earnings driving shares up more than 35% during the period. Top line and margin improvement was driven by low mortgage rates and strong demand in entry level homes. August new home sales rose 43% year-over-year which translates to a 40% rise in sales from the pre-COVID-19 period. Targeting the entry-level and mid-level price point homes, we believe that the company is well positioned to continue to benefit from families’ demand for more space combined with a historically low interest rate environment that is expected to remain low in the foreseeable future.
11

Harbor Mid Cap Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 12/01/2019 through 10/31/2020
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell Midcap® Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	5 Years	Unannualized
			Life of Fund
Harbor Mid Cap Fund
Retirement Class[1]	N/A	N/A	5.86%
Institutional Class[1]	N/A	N/A	5.75
Investor Class[1]	N/A	N/A	5.42
Comparative Index
Russell Midcap®[1]	N/A	N/A	0.53%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.80% (Net) and 2.16% (Gross) (Retirement Class); 0.88% (Net) and 2.24% (Gross) (Institutional Class); 1.13% (Net) and 2.49% (Gross) (Administrative Class); and 1.25% (Net) and 2.61% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Detracting from performance for the period, Boston Properties is a real estate investment trust whose portfolio is comprised primarily of first-class office space, hotels, residential properties, and retail properties which are concentrated in Boston, New York, San Francisco and Washington, DC. During the period, Boston Properties reported that a portion of its portfolio of properties was due for contract renewals. With uncertainty around the occupancy rate cycle and interest rates, market participants expressed concerns about the company’s ability to secure its existing contracts at advantageous rates and to grow new leasing of properties. Shares declined 45% during the period. We believe that Boston Properties has a strong balance sheet, experienced management team and an established track record of managing its portfolio of commercial office spaces. Additionally, the company’s properties are in the top end of the quality spectrum and are located in the high demand markets with a high-quality tenant base which we believe makes it a strong commercial real estate operator in the industry.
OUTLOOK & STRATEGY
As of October 31, 2020, the Fund had an overweight in the Industrials, Information Technology, and Financials sectors and an underweight in the Healthcare, Consumer Staples, Consumer Discretionary, and Utilities sectors. The Fund’s relative overweight and underweight positions are a result of where EARNEST Partners is finding attractive individual investment opportunities.
In managing the Harbor Mid Cap Fund, EARNEST Partners seeks companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 10/31/2020.
This report contains the current opinions of EARNEST Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
12

Harbor Mid Cap Fund
Portfolio of Investments—October 31, 2020

SECTOR ALLOCATION (% of investments) - Unaudited
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.6%
Shares		Value
AEROSPACE & DEFENSE—0.9%
770	General Dynamics Corp.	$ 101
BANKS—1.0%
8,915	KeyCorp	116
BUILDING PRODUCTS—2.1%
4,269	Masco Corp*	229
CAPITAL MARKETS—9.3%
7,196	Eaton Vance Corp.	430
2,889	Intercontinental Exchange Inc.	273
2,151	Raymond James Financial Inc.	164
2,644	Stifel Financial Corp.	155
		1,022
CHEMICALS—4.0%
1,460	Albemarle Corp.*	136
1,614	Eastman Chemical Co.	130
1,146	Scotts Miracle-Gro Co.	172
		438
COMMERCIAL SERVICES & SUPPLIES—4.4%
3,181	Republic Services Inc*	281
3,228	Stericycle Inc.*	201
		482
CONTAINERS & PACKAGING—2.4%
1,249	Packaging Corp. of America*	143
3,027	Sealed Air Corp*	120
		263
ELECTRICAL EQUIPMENT—1.6%
4,116	Sensata Technologies Holding plc (United Kingdom)*	180
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.3%
2,381	Keysight Technologies Inc.*	250
ENTERTAINMENT—2.1%
3,104	Activision Blizzard Inc.*	235
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.5%
5,621	Americold Realty Trust*	203
COMMON STOCKS—Continued
Shares		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
1,282	Boston Properties Inc.*	$ 93
675	SBA Communications Corp.*	196
		492
FOOD & STAPLES RETAILING—1.3%
2,564	Sysco Corp.*	142
HEALTH CARE EQUIPMENT & SUPPLIES—1.5%
3,422	Dentsply Sirona Inc.*	161
HEALTH CARE PROVIDERS & SERVICES—2.5%
1,333	AmerisourceBergen Corp*	128
767	Laboratory Corp. of America Holdings*	153
		281
HOTELS, RESTAURANTS & LEISURE—2.1%
2,480	Darden Restaurants Inc.*	228
HOUSEHOLD DURABLES—2.8%
4,558	D.R. Horton Inc.*	305
INSURANCE—4.8%
1,391	Reinsurance Group of America Inc.	141
788	Renaissance Holdings Ltd. (Bermuda)*	127
2,876	The Progressive Corp.*	264
		532
IT SERVICES—6.7%
1,311	Akamai Technologies Inc.*	125
1,398	Arrow Electronics Inc.*	109
2,717	Black Knight Inc.*	239
1,668	Global Payments Inc.*	263
		736
LIFE SCIENCES TOOLS & SERVICES—5.9%
2,220	Agilent Technologies Inc.	227
485	Bio-Rad Laboratories Inc.*	284
2,545	Syneos Health Inc.*	135
		646
MACHINERY—6.1%
924	Cummins Inc.	203
1,384	Dover Corp.	153

13

Harbor Mid Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
1,051	Snap-on Inc.	$ 166
1,884	Woodward Inc.	150
		672
MULTI-UTILITIES—1.9%
2,118	WEC Energy Group Inc.	213
OIL, GAS & CONSUMABLE FUELS—1.6%
3,857	Cimarex Energy Co.*	98
6,505	Continental Resources Inc.*	78
		176
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.0%
4,350	CBRE Group Inc.*	219
ROAD & RAIL—1.6%
2,281	CSX Corp*	180
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—9.1%
3,995	Applied Materials Inc.	237
1,208	CMC Materials Inc.	172
2,297	Skyworks Solutions Inc.*	324
2,286	Xilinx Inc.	271
		1,004
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—9.6%
1,022	ANSYS Inc.*	$ 311
1,240	Autodesk Inc.*	292
320	Intuit Inc.	101
1,669	Synopsys Inc.*	357
		1,061
SPECIALTY RETAIL—1.7%
3,634	TJX Companies Inc.*	185
TRADING COMPANIES & DISTRIBUTORS—1.8%
3,057	Air Lease Corp.	83
1,775	GATX Corp.	121
		204
TOTAL COMMON STOCKS
(Cost $9,954)		10,753
TOTAL INVESTMENTS—97.6%
(Cost $9,954)		10,753
CASH AND OTHER ASSETS, LESS LIABILITIES—2.4%		261
TOTAL NET ASSETS—100.0%		$11,014

FAIR VALUE MEASUREMENTS
All investments at October 31, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2020 or December 1, 2019 (inception).
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
14

Harbor Mid Cap Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
Portfolio Managers
Stephen C. Mortimer
Since 2010
Mario E. Abularach, CFA, CMT
Since 2006
Wellington Management has subadvised the Fund since 2005.
Investment Objective
The Fund seeks long-term growth of capital.
Stephen C. Mortimer

Mario E. Abularach, CFA, CMT

Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equities, as measured by the S&P 500 Index, posted positive results over the trailing year ended October 31, 2020. Mid cap growth equities outperformed the broader market during this period. During the first quarter of 2020 equities ended sharply lower after achieving record highs in February following a strong fourth quarter as stocks benefitted from waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (Fed) policies. However, the markets fell sharply as COVID-19 spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest ever decline into a bear market. The unprecedented scale of fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic drove the market’s rebound in the second quarter. Momentum carried into the third quarter bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery and promising trials for COVID-19 vaccines. However, the path to sustainable economic recovery was clouded by concerns about a resurgence in COVID-19 infections around the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.
Performance
For the year ended October 31, 2020, Harbor Mid Cap Growth Fund outperformed the Russell Midcap® Growth Index. The Fund returned 46.03% (Retirement Class), 45.84% (Institutional Class), 45.42% (Administrative Class), 45.32% (Investor Class) for the year, while the Russell Midcap® Growth Index returned 21.14%.
Relative outperformance was driven by positive security selection, most notably within the Information Technology, Health Care, and Communication Services sectors. Unfavorable security selection within the Financials sector slightly offset positive returns. Sector allocation, a residual of the bottom-up stock selection process, also contributed to results. An overweight allocation to the Health Care sector and an underweight to the Industrials sector contributed most to performance. An overweight allocation to the Consumer Discretionary sector detracted, partially offsetting results.
Advanced Micro Devices, a semiconductor company, was the Fund’s most significant relative contributor during the period. The stock rose over the period after the Trump administration announced a phase one trade deal with China, removing a big obstacle for the company. The company has also introduced new products that were well received by customers. The company has further benefitted from Intel’s delay of its 7nm processors. We exited our position during the period as it grew beyond our market cap range for the portfolio. Other notable contributors during the period were exercise equipment and media company Peloton, mobile payment company Square, and medical devices provider Livongo Health.
Pinterest, a pinboard-style photo-sharing website, was the Fund’s most significant relative detractor during the period. Pinterest saw strong user growth in late 2019. However, the majority of new users came from international countries where users generate less revenue than those in the U.S. We eliminated the position from the portfolio during the period. Other notable detractors during the period were facilities, food and uniform service Aramark, property and casualty software provider Guidewire Software, and timeshare company Marriott Vacations.
15

Harbor Mid Cap Growth Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	Annualized
		5 Years	10 Years
Harbor Mid Cap Growth Fund
Retirement Class[1]	46.03%	20.07%	16.10%
Institutional Class	45.84	19.99	16.06
Administrative Class	45.42	19.68	15.76
Investor Class	45.32	19.54	15.62
Comparative Index
Russell Midcap® Growth	21.14%	14.15%	14.13%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.80% (Net) and 0.83% (Gross) (Retirement Class); 0.88% (Net) and 0.91% (Gross) (Institutional Class); 1.13% (Net) and 1.16% (Gross) (Administrative Class); and 1.25% (Net) and 1.28% (Gross) (Investor Class).  The Adviser has contractually agreed to reduce the management fee to 0.72% through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
OUTLOOK & STRATEGY
Following a 30% rebound in the Russell Midcap® Growth Index in the second quarter of 2020 driven by cyclical sectors, mid cap U.S. equities continued on a positive trajectory in the third quarter. Investors largely remained risk-on despite COVID-19 continuing to affect large portions of the U.S., slowing the economic recovery and perpetuating market uncertainty. Cyclical sectors such as Communication Services and Consumer Discretionary led the index in the third quarter.
In terms of portfolio positioning, we continued to strive for more balance in the portfolio – an effort that we began in the second quarter as we trimmed our COVID-19 winners and deployed some of that capital into more cyclical growth names. Given the uncertainty of the current environment, we believe a barbell approach between cyclical growth and emerging and compounding growth names in the portfolio should help us protect on the downside if we see another severe wave of the virus that will slow down the recovery while also allowing us to participate on the upside if the market continues to anticipate a full reopening. Part of our barbell strategy is to find some COVID-19 losers that we believe will emerge stronger coming out of this crisis. Among the COVID-19 winners, we see them falling into two camps: those growth stocks which can build on their accelerated growth going forward and those which will likely revert to the mean. Importantly, we are evaluating how possible permanent or semi-permanent changes in consumer behavior will impact companies. The paradigm shifts going on now, whether sustainable or not, are mind boggling and non-linear, and we need to be more flexible in analyzing this new world than ever before.
While a lot of uncertainty remains including the trajectory of the virus and its impact on the economy as well as the upcoming U.S. presidential election, we are staying disciplined to our bottom-up stock selection process and are confident in our positioning heading into the end of the year. We continue to look for growth companies for which we have a differentiated view from consensus and have identified a higher upside potential relative to the downside.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Wellington Management Company LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
16

Harbor Mid Cap Growth Fund
Portfolio of Investments—October 31, 2020

SECTOR ALLOCATION (% of investments) - Unaudited
(Excludes short-term investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—91.1%
Shares		Value
AUTOMOBILES—1.8%
72,836	Thor Industries Inc.	$ 6,160
BEVERAGES—4.0%
5,288	Boston Beer Co. Inc.*	5,495
105,300	Monster Beverage Corp.*	8,063
		13,558
BIOTECHNOLOGY—7.1%
34,945	Apellis Pharmaceuticals Inc.*	1,115
16,393	Ascendis Pharma AS ADR (Denmark)*,1	2,678
89,596	Exact Sciences Corp.*	11,095
30,127	Galapagos NV (Belgium)*	3,558
1,736	Galapagos NV ADR (Belgium)*,1	202
29,414	Kodiak Sciences Inc.*	2,671
17,724	Seagen Inc.*	2,956
		24,275
CAPITAL MARKETS—2.7%
57,202	Blackstone Group Inc.	2,884
312,100	Bowx Acquisition Corp.*	3,115
313,754	Churchill Capital Corp. IV*	3,081
		9,080
COMMERCIAL SERVICES & SUPPLIES—1.6%
50,468	Copart Inc.*	5,570
DIVERSIFIED CONSUMER SERVICES—2.5%
115,178	Chegg Inc.*	8,459
ELECTRICAL EQUIPMENT—0.1%
16,199	Vontier Corp.*	466
ENTERTAINMENT—3.4%
17,141	Roku Inc.*	3,469
33,564	Spotify Technology SA (Sweden)*	8,052
		11,521
HEALTH CARE EQUIPMENT & SUPPLIES—13.5%
27,877	ABIOMED Inc.*	7,022
32,942	Align Technology Inc.*	14,036
19,893	Dexcom Inc.*	6,357
38,139	Insulet Corp.*	8,476
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
22,372	Novocure Ltd. (Jersey)*	$ 2,732
68,975	Tandem Diabetes Care Inc.*	7,518
		46,141
HEALTH CARE TECHNOLOGY—1.0%
12,104	Veeva Systems Inc.*	3,269
HOTELS, RESTAURANTS & LEISURE—1.9%
52,614	Penn National Gaming Inc.*	2,840
63,840	Planet Fitness Inc.*	3,784
		6,624
HOUSEHOLD DURABLES—1.8%
88,041	Lennar Corp.	6,183
INTERACTIVE MEDIA & SERVICES—4.2%
94,615	Match Group Inc.*	11,049
80,878	Twitter Inc.*	3,345
		14,394
IT SERVICES—5.9%
104,219	GoDaddy Inc.*	7,373
57,893	Leidos Holdings Inc.	4,805
52,053	Square Inc.*	8,062
		20,240
LEISURE PRODUCTS—6.3%
196,797	Draftkings Inc.*	6,967
94,985	Peloton Interactive Inc.*	10,468
44,894	Polaris Industries Inc.	4,079
		21,514
LIFE SCIENCES TOOLS & SERVICES—1.0%
34,735	Agilent Technologies Inc.	3,546
MACHINERY—0.8%
41,761	Fortive Corp.	2,572

17

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—1.4%
121,346	Elanco Animal Health Inc.*	$ 3,763
7,042	Reata Pharmaceuticals Inc.*	822
		4,585
PROFESSIONAL SERVICES—3.2%
13,305	CoStar Group Inc.*	10,958
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.7%
149,440	Marvell Technology Group Ltd. (Bermuda)	5,605
SOFTWARE—19.0%
88,032	2U Inc.*	3,244
14,449	Fair Isaac Corp.*	5,656
79,664	Guidewire Software Inc.*	7,657
398,218	Multiplan Corp.*	2,907
18,304	Paycom Software Inc.*	6,664
22,934	RingCentral Inc.*	5,925
247,550	Snap Inc.*	9,751
65,260	Splunk Inc.*	12,924
47,817	Workday Inc.*	10,047
		64,775
SPECIALTY RETAIL—6.2%
48,591	Burlington Stores Inc.*	9,406
49,052	Five Below Inc.*	6,541
72,031	Floor & Decor Holdings Inc.*	5,258
		21,205
TOTAL COMMON STOCKS
(Cost $223,102)		310,700

EXCHANGE-TRADED FUNDS—4.8%
(Cost $16,028)
Shares		Value
CAPITAL MARKETS—4.8%
95,009	iShares Russell Mid-Cap Growth ETF	$ 16,444

SHORT-TERM INVESTMENTS—4.6%
(Cost $15,622)
Principal Amount
REPURCHASE AGREEMENTS—4.6%
$15,622	Repurchase agreement with Bank of America dated October 30, 2020 due November 02, 2020 at 0.060% collateralized by U.S. Treasury Notes (value $15,924)	15,622
TOTAL INVESTMENTS—100.5%
(Cost $254,752)		342,766
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.5)%		(1,596)
TOTAL NET ASSETS—100.0%		$341,170

FAIR VALUE MEASUREMENTS
At October 31, 2020, the repurchase agreement (as disclosed in the preceding Portfolio of Investments) was classified as Level 2 and all other investments were classified as Level 1. There were no Level 3 investments at October 31, 2020 or 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.
18

Harbor Mid Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
LSV Asset Management
155 North Wacker Dr.
Suite 4600
Chicago, IL 60606
Portfolio Managers
Josef Lakonishok, Ph.D.
Since 2004
Menno Vermeulen, CFA
Since 2004
Puneet Mansharamani, CFA
Since 2006
Greg Sleight
Since 2014
Guy Lakonishok, CFA
Since 2014
LSV has subadvised the Fund since 2004.
Investment Objective
The Fund seeks long-term total return.
Josef Lakonishok, Ph.D.

Menno Vermeulen, CFA

Puneet Mansharamani, CFA

Greg Sleight

Guy Lakonishok, CFA

Management’s Discussion of
Fund Performance
Market Review
The broad U.S. equity market as measured by the S&P 500 Index finished up 9.71% for the twelve months ended October 31, 2020. However, equity markets took investors on a wild ride to the 9.71% return. Equities finished 2019 on a positive note but global equity markets plummeted in February and March 2020 as the COVID-19 outbreak shut down cities and economies around the globe. From mid-February to mid-March, the S&P 500 declined nearly 35%. Equity markets subsequently rebounded over the next several months in large part to massive monetary and fiscal stimulus measures.
While growth stocks have steadily outperformed value stocks since the global financial crisis, the gap in performance between growth and value stocks has reached extreme levels. Growth stocks outperformed value stocks by nearly 30% over the last twelve months as the Russell Midcap® Growth Index finished up 21.14% for the period while the Russell Midcap® Value Index was down 6.94%. The sell-off in February and March was particularly painful for value stocks as cyclical sectors of the market including Energy, Consumer Discretionary and Financial stocks were punished while defensive and growth-oriented stocks and sectors held up relatively well. While many value stocks subsequently staged a comeback, growth continued to outperform value as markets recovered in the second and third quarters. From a sector perspective, Health Care, Materials and Information Technology stocks led among mid cap value stocks while Energy, Real Estate and Financial stocks significantly lagged.
Performance
Harbor Mid Cap Value Fund returned -16.55% (Retirement Class), -16.64% (Institutional Class), -16.85% (Administrative Class), and -16.94% (Investor Class) compared to -6.94% for the Russell Midcap® Value Index for the fiscal year ended October 31, 2020. The most significant contributor to the underperformance in the period was the difficult environment for traditional deep value stocks. We have not seen such a divergence between the returns of growth and value stocks since the technology bubble. While value stocks have lagged growth stocks since the financial crisis, it was not until the last several years and in particular the last twelve months that the Fund has severely underperformed. Since 2009, the manager’s focus on buying companies that are cheap but generating strong cash flow and earnings, companies we would consider ‘higher quality’ value stocks, held up relatively well. However, over the last several years, it has been a more macro driven market and all value stocks, regardless of whether value is defined based on measures of book value, earnings yield, cash flow yield or dividend yield, had difficulties.
The performance of the Fund’s holdings in the Real Estate, Financial and Industrial sectors negatively impacted results in the period. While the Fund holds a diversified group of Real Estate Investment Trusts (REITs), the Fund’s overweight to Hotel REITs and poor selection among Office and Specialized REITs had a negative impact on results. The Fund’s overweight to airlines and exposure to aerospace & defense company Spirit Aerosystems also detracted from the Fund’s returns over the fiscal year. Within the Financials sector, the Fund’s overweight and poor selection among insurers, regional banks and mortgage REITS had a negative impact on performance. In addition, refiners HollyFrontier, Marathon Petroleum and Valero Energy struggled as Energy stocks suffered significant declines.
While Consumer Discretionary stocks were among the hardest hit in the first quarter sell-off, several Fund holdings rebounded and contributed positively for the year. Top contributors included retailers Big Lots, Dicks Sporting Goods and Best Buy, appliance manufacturer Whirlpool and homebuilder Meritage Homes. Other Fund holdings that did well in the period included Atlas Air Worldwide and Cummins in the Industrials sector, Kroger in the Consumer Staples sector and chemical companies Eastman Chemical and Huntsman Corp.
19

Harbor Mid Cap Value Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	Annualized
		5 Years	10 Years
Harbor Mid Cap Value Fund
Retirement Class[1]	-16.55%	0.56%	7.37%
Institutional Class	-16.64	0.50	7.34
Administrative Class	-16.85	0.24	7.07
Investor Class	-16.94	0.13	6.95
Comparative Index
Russell Midcap® Value	-6.94%	5.32%	9.40%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.78% (Net) and 0.81% (Gross) (Retirement Class); 0.86% (Net) and 0.89% (Gross) (Institutional Class); 1.11% (Net) and 1.14% (Gross) (Administrative Class); and 1.23% (Net) and 1.26% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Outlook & Strategy
The manager’s portfolio decision making process is quantitative and driven by (1) a proprietary model which ranks securities on fundamental measures of value and indicators of near-term appreciation potential and, (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential.
Sector weightings are a residual of our bottom-up stock selection process, subject to minimum and maximum exposures to sectors and industries. The Fund’s most significant sector exposures on an absolute basis are to Financials, Industrials and Consumer Discretionary stocks. Relative to the value benchmark, the Fund is overweight in the Financial, Materials, Consumer Staples and Consumer Discretionary sectors. The Fund is underweight in the Industrials, Utilities, Real Estate, Information Technology and Communication Services. The most significant changes in sector weights over the last twelve months were an increase in the relative exposure to Consumer Staples and Health Care stocks and decreases to Information Technology and Industrial stocks.
In our view, the Fund’s portfolio continues to trade at attractive valuations relative to the benchmark and relative to history. The Fund’s portfolio is trading at 9.5x forward earnings compared to 15.5x for the value benchmark and 7.4x cash flow compared to 12.5x for the Russell Midcap Value Index. The Fund has a dividend yield of 2.9% even though the Fund is underweight to traditional high yielding sectors including Utilities and Real Estate.
While stock market multiples have increased to elevated levels, 10-year Treasury yields and investment grade corporate bond yields have dropped significantly over the last year. While the debate lingers over whether equities are fairly priced or not given the interest rate environment, the manager believes that value stocks offer attractive potential long-run returns given their relative valuations and the low return expectations for the overall stock and bond markets. While the short-term outlook continues to be uncertain given the macro conditions resulting from COVID-19, the manager believes the long-term outlook for value stocks relative to growth stocks is attractive. The manager remains committed to its disciplined investment approach that seeks to take advantage of investors’ tendency to overreact to information about the prospects of each company’s long-term earnings and cash flows.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of LSV Asset Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
20

Harbor Mid Cap Value Fund
Portfolio of Investments—October 31, 2020

SECTOR ALLOCATION (% of investments) - Unaudited
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.9%
Shares		Value
AEROSPACE & DEFENSE—1.6%
9,300	Huntington Ingalls Industries Inc.	$ 1,371
114,800	Textron Inc.	4,110
		5,481
AIR FREIGHT & LOGISTICS—1.0%
58,200	Atlas Air Worldwide Holdings Inc.*	3,443
AIRLINES—1.9%
49,700	Alaska Air Group Inc.	1,883
188,800	JetBlue Airways Corp.*	2,260
63,900	United Airlines Holdings Inc.*	2,164
		6,307
AUTO COMPONENTS—1.6%
118,200	American Axle & Manufacturing Holdings Inc.*	794
58,900	BorgWarner Inc.	2,060
68,900	Goodyear Tire & Rubber Co.	571
15,400	Lear Corp.	1,861
		5,286
AUTOMOBILES—0.8%
81,800	Harley-Davidson Inc.	2,690
BANKS—5.6%
41,100	CIT Group Inc.	1,210
174,900	Citizens Financial Group Inc.	4,766
175,000	Fifth Third Bancorp	4,064
143,100	KeyCorp	1,858
232,100	Regions Financial Corp.	3,087
125,200	Zions Bancorporation	4,040
		19,025
BEVERAGES—1.2%
110,500	Molson Coors Brewing Co.	3,896
BIOTECHNOLOGY—1.5%
45,350	Alexion Pharmaceuticals Inc.*	5,222
BUILDING PRODUCTS—0.9%
47,400	Owens Corning	3,103
CAPITAL MARKETS—2.4%
32,300	Ameriprise Financial Inc.	5,195
COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—Continued
120,600	Ares Capital Corp.	$ 1,668
280,000	Prospect Capital Corp.	1,386
		8,249
CHEMICALS—5.5%
67,674	Cabot Corp.	2,572
34,000	Celanese Corp.	3,860
112,122	Chemours Co.	2,258
61,743	Eastman Chemical Co.	4,991
180,100	Huntsman Corp.	4,375
21,500	Trinseo SA (Luxembourg)	684
		18,740
CONSUMER FINANCE—1.9%
117,500	Ally Financial Inc.	3,135
22,700	Discover Financial Services	1,476
225,200	Navient Corp.	1,804
		6,415
CONTAINERS & PACKAGING—2.7%
61,100	Greif Inc.*	2,480
158,830	O-I Glass Inc.*	1,498
55,200	Silgan Holdings Inc.	1,902
83,600	WestRock Co.	3,139
		9,019
DIVERSIFIED FINANCIAL SERVICES—1.0%
79,987	Banco Latinoamericano de Comercio Exterior SA (Panama)	1,023
51,000	Voya Financial Inc.	2,444
		3,467
ELECTRIC UTILITIES—2.3%
24,500	Edison International	1,373
44,100	FirstEnergy Corp.	1,311
184,700	PPL Corp.	5,079
		7,763
ELECTRICAL EQUIPMENT—0.4%
14,000	Regal Beloit Corp.	1,381
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.2%
48,100	Avnet Inc.	1,187

21

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—Continued
61,800	Methode Electronics Inc.	$ 1,902
13,988	SYNNEX Corp.	1,841
125,800	TTM Technologies Inc.*	1,493
69,800	Vishay Intertechnology Inc.	1,132
		7,555
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—7.7%
213,903	Brandywine Realty Trust	1,874
172,300	Brixmor Property Group Inc.	1,888
429,000	Franklin Street Properties Corp.	1,802
48,295	Gaming and Leisure Properties Inc.	1,756
188,700	Hersha Hospitality Trust	925
88,234	Industrial Logistics Properties Trust	1,692
71,600	Iron Mountain Inc.*	1,866
52,750	Office Properties Income Trust	971
60,600	Omega Healthcare Investors Inc.	1,746
51,500	Outfront Media Inc.	675
139,000	Paramount Group Inc.	803
138,248	Piedmont Office Realty Trust Inc.	1,579
30,543	Retail Value Inc.	382
138,200	Sabra Health Care REIT Inc.	1,819
124,400	Service Properties Trust	897
216,500	SITE Centers Corp.	1,474
141,500	Summit Hotel Properties Inc.	747
412,800	VEREIT Inc.	2,559
94,596	Xenia Hotels & Resorts Inc.	780
		26,235
FOOD & STAPLES RETAILING—2.1%
51,800	Ingles Markets Inc.	1,858
166,300	Kroger Co.	5,356
		7,214
FOOD PRODUCTS—3.2%
39,000	Ingredion Inc.	2,765
37,700	JM Smucker Co.	4,230
68,100	Tyson Foods Inc.	3,897
		10,892
GAS UTILITIES—1.2%
102,100	National Fuel Gas Co.	4,080
HEALTH CARE PROVIDERS & SERVICES—5.0%
59,300	Cardinal Health Inc.	2,715
39,100	DaVita Inc.*	3,372
18,500	HCA Healthcare Inc.	2,293
8,400	Laboratory Corp. of America Holdings*	1,678
27,200	McKesson Corp.	4,012
26,600	Universal Health Services Inc.	2,914
		16,984
HOTELS, RESTAURANTS & LEISURE—0.5%
12,200	Brinker International Inc.	531
30,500	Wyndham Destinations Inc.	995
		1,526
HOUSEHOLD DURABLES—4.6%
101,478	Ethan Allen Interiors Inc.	1,629
26,100	Meritage Homes Corp.*	2,273
68,100	PulteGroup Inc.	2,776
COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD DURABLES—Continued
84,000	Toll Brothers Inc.	$ 3,551
29,400	Whirlpool Corp.	5,438
		15,667
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—1.6%
314,400	Vistra Energy Corp.	5,461
INSURANCE—6.2%
48,900	Allstate Corp.	4,340
27,500	American Financial Group Inc.	2,061
62,600	Assured Guaranty Ltd.	1,598
97,100	Hartford Financial Services Group Inc.	3,740
69,800	Lincoln National Corp.	2,450
129,100	Old Republic International Corp.	2,102
58,400	Principal Financial Group Inc.	2,290
75,200	Universal Insurance Holdings Inc.	938
78,300	Unum Group	1,383
		20,902
INTERNET & DIRECT MARKETING RETAIL—0.7%
51,000	eBay Inc.	2,429
IT SERVICES—1.5%
98,200	DXC Technology Co.	1,809
164,100	Western Union Co.	3,190
		4,999
LEISURE PRODUCTS—0.4%
23,300	Brunswick Corp.	1,484
MACHINERY—7.3%
42,500	AGCO Corp.	3,274
100,600	Allison Transmission Holdings Inc.	3,637
19,400	Cummins Inc.	4,266
135,300	Meritor Inc.*	3,293
38,400	Oshkosh Corp.	2,587
20,600	Snap-on Inc.	3,245
55,500	Timken Co.	3,313
89,100	Wabash National Corp.	1,270
		24,885
MEDIA—1.8%
82,500	AMC Networks Inc.*	1,753
144,100	TEGNA Inc.	1,733
87,672	ViacomCBS Inc.*	2,505
		5,991
METALS & MINING—1.3%
41,300	Reliance Steel & Aluminum Co.	4,501
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—1.0%
166,600	Annaly Capital Management Inc.	1,181
298,300	MFA Financial Inc.	842
93,400	PennyMac Mortgage Investment Trust	1,398
		3,421
MULTILINE RETAIL—1.4%
48,600	Big Lots Inc.	2,313
76,300	Kohl's Corp.	1,625
150,600	Macy's Inc.	935
		4,873

22

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MULTI-UTILITIES—0.7%
93,150	MDU Resources Group Inc.*	$ 2,213
OIL, GAS & CONSUMABLE FUELS—2.0%
142,300	Devon Energy Corp.	1,271
91,800	HollyFrontier Corp.	1,699
61,900	Marathon Petroleum Corp.	1,826
53,300	Valero Energy Corp.	2,058
		6,854
PHARMACEUTICALS—2.8%
62,300	Corcept Therapeutics Inc.*	1,046
42,900	Jazz Pharmaceuticals plc (Ireland)*	6,182
110,150	Lannett Co. Inc.*	708
93,493	Mylan NV (Netherlands)*	1,359
		9,295
PROFESSIONAL SERVICES—0.7%
35,700	ManpowerGroup Inc.	2,423
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.6%
15,600	Cirrus Logic Inc.*	1,074
14,300	Diodes Inc.*	827
		1,901
SPECIALTY RETAIL—4.8%
34,100	Best Buy Co. Inc.	3,804
49,200	Dick's Sporting Goods Inc.	2,787
81,800	Foot Locker Inc.	3,017
86,700	Gap Inc.	1,686
18,600	Group 1 Automotive Inc.	1,973
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—Continued
55,757	ODP Corp.*	$ 1,087
36,800	Penske Automotive Group Inc.	1,883
		16,237
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.0%
242,314	HP Inc.	4,352
86,900	Seagate Technology plc	4,156
93,900	Xerox Holdings Corp.	1,632
		10,140
TEXTILES, APPAREL & LUXURY GOODS—0.4%
60,900	Capri Holdings Ltd. (Virgin Islands)*	1,292
THRIFTS & MORTGAGE FINANCE—1.2%
169,600	MGIC Investment Corp.	1,706
136,700	Radian Group Inc.	2,454
		4,160
TRADING COMPANIES & DISTRIBUTORS—0.7%
65,642	Triton International Ltd. (Bermuda)	2,421
TOTAL COMMON STOCKS
(Cost $401,268)		335,522
TOTAL INVESTMENTS—98.9%
(Cost $401,268)		335,522
CASH AND OTHER ASSETS, LESS LIABILITIES—1.1%		3,872
TOTAL NET ASSETS—100.0%		$339,394

FAIR VALUE MEASUREMENTS
All investments at October 31, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2020 or 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
23

Harbor Small Cap Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Westfield Capital Management Company, L.P.
One Financial Center
23rd Floor
Boston, MA 02111
Portfolio Managers
William A. Muggia
Lead Portfolio Manager
Since 2000
Richard D. Lee, CFA
Since 2018
Ethan J. Meyers, CFA
Since 2000
John M. Montgomery
Since 2011
Westfield has subadvised the Fund since 2000.
Investment Objective
The Fund seeks long-term growth of capital.
William A. Muggia

Richard D. Lee, CFA

Ethan J. Meyers, CFA

John M. Montgomery

Management’s Discussion of
Fund Performance
Market Review
The year began with stocks making new all-time highs, driven by an economy operating at full employment, absent inflationary pressures, an accommodative Federal Reserve, and waning concerns over trade negotiations. However, markets turned sharply lower in February when it became apparent that COVID-19 had arrived in the U.S. and containment was no longer possible. The rise of the virus impaired the economic backdrop for global growth and precipitated the sharpest and fastest decline ever for the economy and the stock market. Stocks snapped back from the March lows as violently as they sold off during the early days of the crisis. With the continued support of fiscal and monetary stimulus measures, a healing economy, and rising expectations for a vaccine breakthrough, stocks were able to surpass prior highs, reflecting an optimistic outlook on the recovery as we head into the end of the year. The continued outperformance of large cap technology companies was noteworthy in the first two months of the third quarter before concerns about crowding, heightened regulatory scrutiny, and the broadening recovery ultimately shifted investor sentiment towards those companies that would ultimately benefit the most as a broad economic recovery took hold. With stabilizing market conditions and rising prospects for the resumption of economic growth, small cap stocks and more cyclical companies saw fresh enthusiasm from investors.
Performance
Harbor Small Cap Growth Fund returned 24.93% (Retirement Class), 24.87% (Institutional Class), 24.49% (Administrative Class) and 24.32% (Investor Class) for the year ended October 31, 2020, outperforming its benchmark, the Russell 2000® Growth Index, which returned 13.37%. The outperformance was broad-based with nine sectors adding double digits to relative returns. Notable strength in the Health Care and Information Technology sectors offset relative weakness in the Energy sector.
Health Care was the top source of relative and absolute strength, adding 751 basis points (“bps”) to relative returns. Stock selection accounted for the vast majority of relative outperformance within the sector, with strength in biotechnology and pharmaceuticals. We believe innovative therapeutic approaches continue to be the key driver in the space and the return of M&A activity has once again sparked investors interest heading into year end. Medicines Company, a late-stage drug developer focused on cholesterol management therapies for cardiovascular disease and long-term high conviction holding for the Fund, was the key driver for both the sector and the Fund during the period. The stock was up meaningfully after the late November 2019 announcement that Novartis was acquiring the company at a premium.
Information Technology was another strong contributor, adding 188 bps to relative results, driven largely by stock selection. Since the beginning of the pandemic, the sector has led market returns with the tailwinds from work from home continuing to accelerate secular growth trends in the space. We continue to maintain broad-based exposure to these secular growth themes, and believe the Fund is well balanced to capitalize on continued work from home beneficiaries as well as recovery plays heading into the new year. During the period, the Fund’s software and semiconductors investments were notably strong. SiTime Corporation, a manufacturer of timing devices for semiconductors, led relative performance for the sector. Historically these devices have been made of quartz, which can be brittle and are not adequate
24

Harbor Small Cap Growth Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	Annualized
		5 Years	10 Years
Harbor Small Cap Growth Fund
Retirement Class[1]	24.93%	13.90%	13.39%
Institutional Class	24.87	13.82	13.35
Administrative Class	24.49	13.45	13.04
Investor Class	24.32	13.39	12.93
Comparative Index
Russell 2000® Growth	13.37%	10.36%	11.95%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.80% (Retirement Class); 0.88% (Institutional Class); 1.13% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
for extreme environments, but SiTime has created a silicon alternative with improved reliability and performance. We believe that its product is both unique and potentially superior to industry peers, leaving the company well positioned for long-term growth as its devices are engineered into new products.
Energy was the largest source of relative weakness, costing 189 bps of relative returns. An unprecedented combination of supply and demand issues led to a dramatic decline in energy commodities and stocks within the Energy sector. The effects of COVID-19 are proving to be the most disruptive event ever for Energy companies. Contributing to the negative results in the Energy sector is the ongoing conflict between Russia and Saudi Arabia, introducing additional long-term concerns to industry supply discipline. Given the macro uncertainty facing the sector, we decided to exit our investments in the group. We will continue to monitor the space and look to opportunistically reinvest in idiosyncratic growth stories that, in our view, should benefit from future changes in supply or demand, however, we are currently finding more attractive cyclical investment opportunities elsewhere.
Outlook & Strategy
All eyes are currently fixated on the U.S. election with investors placing their bets on how the outcome will ultimately drive policy and the resultant environment in which companies both big and small operate. Additionally, we are approaching the first data releases from phase three COVID-19 vaccine trials, each of which carries the potential to dramatically alter both the course of the disease and the economic prospects for the nation, and the world, over the near term. We have seen evidence of broadening participation across equity markets in addition to indications of improving economic conditions, which make us more inclined to tilt portfolios on the margin towards smaller companies and those more leveraged to the economic recovery, believing that they are likely to fare better in this environment. However, we continue to maintain balanced exposure in the Fund with a mix of companies benefitting from the current environment and those that we believe should do so as activity returns to more normal patterns.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Westfield Capital Management Company, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
25

Harbor Small Cap Growth Fund
Portfolio of Investments—October 31, 2020

SECTOR ALLOCATION (% of investments) - Unaudited
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.2%
Shares		Value
BIOTECHNOLOGY—17.3%
180,006	Acceleron Pharma Inc.*	$ 18,825
140,540	Ascendis Pharma AS ADR (Denmark)*,1	22,957
247,256	Blueprint Medicines Corp.*	25,289
172,760	Bridgebio Pharma Inc.*	6,631
113,560	Eidos Therapeutics Inc.*	8,054
192,894	Fate Therapeutics Inc.*	8,564
227,122	Fibrogen Inc.*	8,717
181,220	Global Blood Therapeutics Inc.*	9,583
629,825	Insmed Inc.*	20,746
1,689,339	Ironwood Pharmaceuticals Inc.*	16,691
319,746	Rocket Pharmaceuticals Inc.*	8,934
171,953	Turning Point Therapeutics Inc.*	15,852
		170,843
BUILDING PRODUCTS—4.3%
375,315	Advanced Drainage Systems Inc.	23,806
267,800	Trex Co. Inc.*	18,623
		42,429
CAPITAL MARKETS—2.5%
194,904	Hamilton Lane Inc.	13,585
142,962	LPL Financial Holdings Inc.	11,427
		25,012
COMMERCIAL SERVICES & SUPPLIES—1.0%
76,920	MSA Safety Inc.	10,147
COMMUNICATIONS EQUIPMENT—1.4%
342,226	ADTRAN Inc.	3,659
811,845	Viavi Solutions Inc.*	10,026
		13,685
CONTAINERS & PACKAGING—1.6%
349,550	Berry Global Group Inc.*	16,300
ENTERTAINMENT—2.3%
29,118	Madison Square Garden Sports Corp*	4,124
2,046,530	Zynga Inc.*	18,399
		22,523
COMMON STOCKS—Continued
Shares		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.2%
347,529	Rexford Industrial Realty Inc.	$ 16,146
613,720	STORE Capital Corp	15,773
		31,919
HEALTH CARE EQUIPMENT & SUPPLIES—4.6%
244,240	Haemonetics Corp.*	24,690
36,241	Masimo Corp.*	8,111
113,960	Tandem Diabetes Care Inc.*	12,422
		45,223
HEALTH CARE PROVIDERS & SERVICES—2.2%
84,974	Amedisys Inc.*	22,008
HOTELS, RESTAURANTS & LEISURE—3.4%
116,780	Churchill Downs Inc.	17,418
227,120	Texas Roadhouse Inc.*	15,905
		33,323
HOUSEHOLD DURABLES—4.6%
273,435	KB Home	8,818
237,193	Skyline Champion Corp.*	6,084
198,130	Topbuild Corp.*	30,356
		45,258
INSURANCE—4.0%
167,117	BRP Group Inc.*	4,262
229,537	Palomar Holdings Inc.*	20,468
131,281	Primerica Inc.	14,472
		39,202
IT SERVICES—6.1%
637,885	Repay Holdings Corp.*	14,371
154,639	Science Applications International Corp.	11,810
201,350	Shift4 Payments Inc.*	10,251
94,432	WEX Inc.*	11,950
206,987	WNS Holdings Ltd. ADR (India)*,1	11,931
		60,313
LEISURE PRODUCTS—1.7%
318,133	BRP Inc. (Canada)*	17,163
LIFE SCIENCES TOOLS & SERVICES—5.9%
43,890	Bio-Rad Laboratories Inc.*	25,738

26

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
LIFE SCIENCES TOOLS & SERVICES—Continued
141,144	ICON plc (Ireland)*	$ 25,448
42,080	Repligen Corp.*	7,010
		58,196
MACHINERY—5.5%
215,444	ITT Inc.	13,037
165,510	Lincoln Electric Holdings Inc.	16,852
419,211	Timken Co.	25,027
		54,916
PHARMACEUTICALS—3.1%
34,630	Myokardia Inc.*	7,741
442,970	Pacira BioSciences Inc.*	23,167
		30,908
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.1%
175,180	The Howard Hughes Corp.*	10,894
ROAD & RAIL—1.7%
117,190	Saia Inc.*	17,304
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.5%
242,827	Advanced Energy Industries Inc.*	16,383
239,776	Kulicke & Soffa Industries Inc.	6,268
180,579	Semtech Corp.*	9,912
359,210	Silicon Motion Technology Corp. ADR (Taiwan)[1]	13,557
104,026	SiTime Corp.*	8,685
		54,805
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—10.3%
318,130	2U Inc.*	$ 11,723
279,874	ACI Worldwide Inc.*	8,164
110,340	Blackline Inc.*	10,778
342,302	Bottomline Technologies de Inc.*	13,596
58,790	Envestnet Inc.*	4,512
310,484	Mimecast Ltd. (Jersey)*	11,864
653,590	Nuance Communications Inc.*	20,856
49,129	Paylocity Holding Corp.*	9,114
114,970	Proofpoint Inc.*	11,007
		101,614
SPECIALTY RETAIL—3.7%
104,700	Five Below Inc.*	13,961
555,325	National Vision Holdings Inc.*	22,396
		36,357
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.2%
588,735	NCR Corp.*	11,963
TOTAL COMMON STOCKS
(Cost $751,753)		972,305
TOTAL INVESTMENTS—98.2%
(Cost $751,753)		972,305
CASH AND OTHER ASSETS, LESS LIABILITIES—1.8%		17,904
TOTAL NET ASSETS—100.0%		$990,209

FAIR VALUE MEASUREMENTS
All investments at October 31, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2020 or 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.
27

Harbor Small Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners LLC
1180 Peachtree St. NE
Suite 2300
Atlanta, GA 30309
Portfolio Manager
Paul E. Viera
Since 2001
EARNEST Partners has subadvised the Fund since 2001.
Investment Objective
The Fund seeks long-term total return.
Paul E. Viera

Management’s Discussion of
Fund Performance
Market Review
The U.S. equity markets, represented by the S&P 500 Index were positive during the year ended October 31, 2020, posting nearly 10% return. However, the U.S. small cap value market, represented by the Russell 2000® Value Index, ended the period down roughly 14% for the period.
Capital markets continued to recover as investors received clarity on the economic impact from the coronavirus epidemic and began to look forward to how a post-COVID-19 environment would support future earnings growth. Many service and retail businesses adapted to the situation with standardized personal protective equipment requirements and social distancing standards, while white-collar businesses embraced a work-from-home environment, which enabled them to continue operations. Additionally, significant progress was made on vaccine candidates, several of which are currently being tested. Many areas of the economy saw a swift rebound in activity as the government’s stimulus measures supported renewed consumption of durable goods and record low mortgage rates buoyed the housing market. With respect to monetary policy, the U.S. Federal Reserve’s (Fed) initial actions to curb the economic effects of the virus included a wide array of stimulative measures that included short-term rate reductions to near-zero and repurchases of Treasuries, mortgages and corporate debt, to include high-yield notes. In September, the Fed stated that it would hold rates near zero through at least 2022 and would continue to increase its fixed income holdings to provide liquidity to credit markets. These moves gave further confidence to equity and fixed income investors who understood that the Fed will continue to act as a lender-of-last resort and that stimulus measures were not a one-time deal. Additionally, the central bank projected a 6.5% contraction in GDP for 2020 and forecast a 5% gain next year followed by a 3.5% increase in 2022. After hitting a record high of 14.7% in April, unemployment fell to 7.9% in September. The Fed is projecting unemployment of 7.6% at the end of 2020, then falling to 5.5% and 4.6% in 2021 and 2022, respectively.
Performance
Harbor Small Cap Value Fund posted negative returns of -4.22% (Retirement Class), -4.33% (Institutional Class), -4.54% (Administrative Class), and -4.67% (Investor Class) for the year ended October 31, 2020. The portfolio outperformed its benchmark, the Russell 2000® Value Index, which returned -13.92% during the period, by a wide margin as investors began to refocus on company fundamentals after the sharp market downturn early in 2020 as a result of COVID-19. Stock selection continued to drive relative returns in the period. Stock selection was strongest in Consumer Discretionary, Industrials and Materials. Sector positioning also contributed to the strong results, as an overweight to Information Technology and an underweight to Energy boosted relative returns.
Contributing to performance for the period, Entegris, headquartered in Billerica, Massachusetts, is a leading supplier of contamination control solutions and microenvironments to the semiconductor chip processing industry. These solutions have positioned Entegris as a global leader in yield-enabling products and materials for the semiconductor industry. Entegris continues to see robust financial performance on the back of strong earnings which drove the stock up over 70% in the period. Revenues grew double-digits compared to a year ago, well ahead of consensus expectations. Entegris’ growth was driven primarily by the increasing adoption of proprietary leading edge semiconductor manufacturing processes. Entegris continues to benefit from the increasingly stringent requirements for contamination control in the fabrication of the chips based on advanced technologies. As a leader in the space and with their ability to invest in R&D, Entegris has strong pricing power and continues to gain market share over time and retain pricing power over its competitors.
28

Harbor Small Cap Value Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	Annualized
		5 Years	10 Years
Harbor Small Cap Value Fund
Retirement Class[1]	-4.22%	7.74%	10.38%
Institutional Class	-4.33	7.66	10.34
Administrative Class	-4.54	7.40	10.05
Investor Class	-4.67	7.26	9.92
Comparative Index
Russell 2000® Value	-13.92%	3.71%	7.06%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.80% (Retirement Class); 0.88% (Institutional Class); 1.13% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Detracting from performance during the period, Raymond James is a diversified brokerage company offering a comprehensive range of financial services, with a focus on investment and financial planning products and services to individuals, corporations and municipalities through an independent advisor model. Its three principal wholly owned broker/dealers have more than 8,100 financial advisors serving approximately 3.0 million accounts in approximately 2,800 locations throughout the United States, Canada and overseas. During the period the stock was down 15%. While investment banking revenues were down year-over-year, there was a strong increase in its brokerage division revenues which were up 26% year-over-year. Raymond James has historically done well coming out of recessions and volatile stock markets.
Outlook & Strategy
As of October 31, 2020, the Fund had an overweight in the Industrials, Materials, Health Care, Information Technology, and Telecommunications sectors and an underweight in Financials, Real Estate, Consumer Staples, Consumer Discretionary, and Utilities. The Fund had a market weight to Energy. The Fund’s relative overweight and underweight positions are an outgrowth of where EARNEST Partners is finding good individual investment opportunities.
In managing the Harbor Small Cap Value Fund, EARNEST Partners seeks companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of EARNEST Partners LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
29

Harbor Small Cap Value Fund
Portfolio of Investments—October 31, 2020

SECTOR ALLOCATION (% of investments) - Unaudited
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.6%
Shares		Value
AEROSPACE & DEFENSE—5.3%
771,158	Hexcel Corp.	$ 25,818
271,402	Moog Inc.	16,933
156,602	Teledyne Technologies Inc.*	48,414
		91,165
BANKS—6.6%
578,992	Enterprise Financial Services Corp.	16,854
884,087	First Merchants Corp.	23,084
464,816	Heartland Financial USA Inc.	15,311
362,494	South State Corp.	22,257
746,202	Trustmark Corp.	17,454
696,912	United Bankshares Inc.	18,280
		113,240
BIOTECHNOLOGY—2.9%
376,844	Emergent BioSolutions Inc.*	33,904
1,293,876	Myriad Genetics Inc.*	16,083
		49,987
CAPITAL MARKETS—4.0%
144,881	Eaton Vance Corp.	8,663
338,161	Raymond James Financial Inc.	25,849
586,694	Stifel Financial Corp.	34,298
		68,810
CHEMICALS—4.3%
648,247	Cabot Corp.	24,640
323,187	Scotts Miracle-Gro Co.	48,494
		73,134
COMMERCIAL SERVICES & SUPPLIES—4.5%
975,178	Casella Waste Systems Inc.*	52,650
2,380,235	Steelcase Inc.	24,849
		77,499
CONSUMER FINANCE—1.7%
550,916	FirstCash Inc.	28,670
ELECTRICAL EQUIPMENT—2.0%
479,790	EnerSys	34,353
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—8.2%
163,465	Coherent Inc.*	20,456
COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—Continued
600,830	FLIR Systems Inc.	$ 20,843
184,678	Littelfuse Inc.	36,555
426,757	Plexus Corp.*	29,677
1,321,451	Sanmina Corp.*	32,296
		139,827
ENERGY EQUIPMENT & SERVICES—1.2%
357,503	Core Laboratories NV (Netherlands)	5,166
414,279	DMC Global Inc.	14,736
		19,902
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.8%
1,233,479	Corporate Office Properties Trust	27,667
1,619,682	Pebblebrook Hotel Trust	19,404
1,106,201	STAG Industrial Inc.	34,425
		81,496
FOOD PRODUCTS—3.8%
1,533,224	Darling Ingredients Inc.*	65,929
HEALTH CARE EQUIPMENT & SUPPLIES—1.9%
415,349	CONMED Corp.	32,385
HEALTH CARE PROVIDERS & SERVICES—2.3%
214,626	Molina Healthcare Inc.*	40,021
HOTELS, RESTAURANTS & LEISURE—2.0%
300,284	Cracker Barrel Old Country Store Inc.*	34,178
HOUSEHOLD DURABLES—2.0%
396,185	Meritage Homes Corp.*	34,504
INSURANCE—3.8%
44,553	American Equity Investment Life Holding Co.	1,106
796,115	Horace Mann Educators Corp.	26,996
258,300	Reinsurance Group of America Inc.	26,094
494,764	United Fire Group Inc.	10,162
		64,358
IT SERVICES—3.5%
503,499	ManTech International Corp.	32,667
4,099,305	Sabre Corp.*	26,727
		59,394

30

Harbor Small Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MACHINERY—8.2%
496,012	Albany International Corp.	$ 25,267
781,765	Altra Industrial Motion Corp.	33,428
725,612	Franklin Electric Co. Inc.	43,341
638,888	Timken Co.	38,142
		140,178
OIL, GAS & CONSUMABLE FUELS—0.3%
821,294	Archrock Inc.*	4,870
PHARMACEUTICALS—3.9%
765,322	Catalent Inc.*	67,172
ROAD & RAIL—1.4%
477,294	Ryder System Inc.	23,511
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—13.7%
291,992	Advanced Energy Industries Inc.*	19,701
374,972	CMC Materials Inc.	53,317
752,542	Entegris Inc.	56,267
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
1,598,469	FormFactor Inc.*	$ 45,317
189,668	Monolithic Power Systems Inc.	60,618
		235,220
TEXTILES, APPAREL & LUXURY GOODS—1.7%
1,108,916	Wolverine World Wide Inc.	29,575
TRADING COMPANIES & DISTRIBUTORS—1.6%
404,920	GATX Corp.	27,648
TOTAL COMMON STOCKS
(Cost $1,275,245)		1,637,026
TOTAL INVESTMENTS—95.6%
(Cost $1,275,245)		1,637,026
CASH AND OTHER ASSETS, LESS LIABILITIES—4.4%		75,580
TOTAL NET ASSETS—100.0%		$1,712,606

FAIR VALUE MEASUREMENTS
All investments at October 31, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2020 or 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
31

Harbor Strategic Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Mar Vista Investment Partners, LLC
11150 Santa Monica Boulevard, Suite 320
Los Angeles, CA 90025
Portfolio Managers
Silas A. Myers, CFA
Since 2017
Brian L. Massey, CFA
Since 2017
Joshua J. Honeycutt, CFA
Since 2017
Jeffrey B. Prestine
Since 2017
Mar Vista has subadvised the Fund since 2017.*
Investment Objective
The Fund seeks long-term growth of capital.
Silas A. Myers, CFA

Brian L. Massey, CFA

Joshua J. Honeycutt, CFA

Jeffrey B. Prestine

Management’s Discussion of
Fund Performance
MARKET REVIEW
For the year ended October 31, 2020, the Russell 1000® Growth Index was up 29.22%. This impressive index return was achieved in spite of the market’s peak-to-trough decline of 35% in February through late March, due to the societal disruption caused by the COVID-19 outbreak. The central bank’s pledge to save our virus ravaged economy has provided financial reassurance for equity and credit markets. Businesses have adapted to social distancing, but recovery patterns differ by industry. The broader stock market’s extensive climb has been led by economic improvement and surging technology stocks. Consumer spending recovered from abysmal levels and employment trends improved rapidly. The buoyant financial summer ended with a correction in September after political and virus-related roadblocks emerged. Disruptive technology companies with real or perceived exposure to digital payments, electric vehicles, ecommerce, cloud computing, or anything related to the stay-at-home economy continued to appreciate. We believe that their outperformance largely reflected the uneven distribution of economic ramifications related to the pandemic. The forced economic shutdown enabled digital companies to disproportionately benefit from changes in consumer behavior.
Most recently, October began with a rally off of the September sell-off. However, as election uncertainty increased, combined with a fear of business shutdowns due to an acceleration in COVID-19 cases, the Russell 1000® Growth Index experienced a pullback from recent highs.
PERFORMANCE
For the year ended October 31, 2020, Harbor Strategic Growth Fund returned 12.60% (Retirement Class), 12.54% (Institutional Class), 12.21% (Administrative Class) and 12.12% (Investor Class) while the Russell 1000® Growth Index returned 29.22%. Stock selection and a relative underweight within Information Technology and Financials were the biggest detractors from relative performance. Positive contributors to performance included Apple, Adobe, Amazon.com, NIKE and Alphabet. The largest detractors for the period included Markel, Oracle, TransDigm Group, U.S. Bancorp and Ecolab.
The market decline in March placed a growing number of durable franchises on sale. We deployed capital into several businesses that offered sufficient discounts to intrinsic values. At the same time, we exited lower conviction investments with higher idiosyncratic risk. Purchases included Comcast, Nike, Starbucks, Amphenol, SalesForce.com, Microsoft and SAP. We exited our positions in Booking Holdings, CarMax, Sensata and Oracle. Since those purchases in March, no new names have been added to the portfolio.
Our Information Technology weight increased on an absolute and relative basis during the twelve-month period as a result of our purchases as well as the Information Technology sector performing better than the overall market. Similarly, our Consumer Discretionary weight increased due to the purchase of Nike and Starbucks, which more than offset the sale of CarMax. Within Industrials, the sale of Sensata, combined with the underperformance of the sector decreased our Industrial sector weight.
OUTLOOK & STRATEGY
The merging of the Federal Reserve and Treasury stimulus programs is providing massive liquidity to support asset prices.  These policies are designed to sustain economic activity by offsetting negative effects from the pandemic. We continue to deploy capital in serial compounders that we believe are likely to emerge from the pandemic in stronger competitive positions.

*	On March 6, 2017, the Fund acquired all of the assets and substantially all of the liabilities of the Mar Vista Strategic Growth Fund (the “Predecessor Fund”). For the period November 1, 2011 (inception of the Predecessor Fund) to January 20, 2015, Mar Vista served as the Predecessor Fund’s subadviser and for the period January 20, 2015 to March 6, 2017, Mar Vista served as investment adviser to the Predecessor Fund.
32

Harbor Strategic Growth Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2011 through 10/31/2020
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	Annualized
		5 Years	Life of Class
Harbor Strategic Growth Fund
Retirement Class[1]	12.60%	N/A	13.27%
Institutional Class[2]	12.54	11.83	13.87
Administrative Class[1]	12.21	N/A	12.90
Investor Class[1]	12.12	N/A	12.36
Comparative Index
Russell 1000® Growth[2]	29.22%	17.32%	17.04%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.63% (Net) and 0.72% (Gross) (Retirement Class); 0.71% (Net) and 0.80% (Gross) (Institutional Class); 0.96% (Net) and 1.05% (Gross) (Administrative Class); and 1.08% (Net) and 1.17% (Gross) (Investor Class).  The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Our team claims no special skill in predicting the market’s direction but, in the fullness of time, we believe a patient, high-conviction portfolio comprised of competitively advantaged serial compounders with stock prices that represent an appropriate margin of safety will generate excess risk-adjusted returns. In an environment with growing optimism, we will remain diligent, conservative and patient as we deploy capital within our wide-moat universe.

1	The “Life of Class” return as shown reflects the period 03/06/2017 through 10/31/2020.
2	The “Life of Class” return as shown reflects the period 11/01/2011 through 10/31/2020.
This report contains the current opinions of Mar Vista Investment Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
33

Harbor Strategic Growth Fund
Portfolio of Investments—October 31, 2020

SECTOR ALLOCATION (% of investments) - Unaudited
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.7%
Shares		Value
AEROSPACE & DEFENSE—1.3%
2,974	TransDigm Group Inc.*	$ 1,420
BANKS—5.4%
34,150	First Republic Bank	4,308
38,514	U.S. Bancorp.	1,500
		5,808
BEVERAGES—1.9%
15,367	PepsiCo Inc.	2,048
CAPITAL MARKETS—5.4%
60,618	Charles Schwab Corp.	2,492
12,590	Moody's Corp.	3,310
		5,802
CHEMICALS—3.2%
8,218	Ecolab Inc.	1,509
8,641	Linde plc (Ireland)	1,904
		3,413
DIVERSIFIED FINANCIAL SERVICES—4.4%
23,596	Berkshire Hathaway Inc. Class B*	4,764
ELECTRICAL EQUIPMENT—2.3%
17,769	Amphenol Corp.*	2,005
15,498	Vontier Corp.*	445
		2,450
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.5%
11,812	American Tower Corp.	2,713
HEALTH CARE EQUIPMENT & SUPPLIES—2.9%
10,035	Teleflex Inc.	3,193
HOTELS, RESTAURANTS & LEISURE—1.1%
13,934	Starbucks Corp.	1,212
INDUSTRIAL CONGLOMERATES—5.1%
20,434	Honeywell International Inc.	3,371
5,686	Roper Technologies Inc.	2,111
		5,482
INSURANCE—3.4%
3,940	Markel Corp.*	3,675
COMMON STOCKS—Continued
Shares		Value
INTERACTIVE MEDIA & SERVICES—7.2%
2,948	Alphabet Inc. Class C*	$ 4,779
11,362	Facebook Inc.*	2,989
		7,768
INTERNET & DIRECT MARKETING RETAIL—5.0%
1,772	Amazon.com Inc.*	5,380
IT SERVICES—3.0%
17,576	Visa Inc.	3,194
LIFE SCIENCES TOOLS & SERVICES—2.3%
2,449	Mettler-Toledo International Inc.*	2,444
MACHINERY—2.2%
38,745	Fortive Corp.	2,387
MEDIA—1.9%
48,646	Comcast Corp.	2,055
PERSONAL PRODUCTS—2.3%
44,684	Unilever NV NY Registry Shares (Netherlands)	2,527
PHARMACEUTICALS—3.4%
26,818	Johnson & Johnson	3,677
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.4%
35,434	Microchip Technology Inc.	3,723
SOFTWARE—16.2%
9,198	Adobe Inc.*	4,112
14,354	Intuit Inc.	4,517
18,782	Microsoft Corp.	3,803
12,417	salesforce.com Inc.*	2,884
20,173	SAP SE ADR (Germany)[1]	2,155
		17,471
SPECIALTY RETAIL—1.4%
3,478	O'Reilly Automotive Inc.*	1,519
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—5.8%
57,734	Apple Inc.	6,285

34

Harbor Strategic Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—2.7%
24,099	NIKE Inc.	$ 2,894
TOTAL COMMON STOCKS
(Cost $70,299)		103,304
TOTAL INVESTMENTS—95.7%
(Cost $70,299)		103,304
CASH AND OTHER ASSETS, LESS LIABILITIES—4.3%		4,604
TOTAL NET ASSETS—100.0%		$107,908
FAIR VALUE MEASUREMENTS
All investments at October 31, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2020 or 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.
35

Harbor Domestic Equity Funds
StatementS of Assets and Liabilities—October 31, 2020

(All amounts in thousands, except per share amounts)
	Harbor Capital Appreciation Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Fund	Harbor Mid Cap Growth Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Value Fund	Harbor Strategic Growth Fund
ASSETS
Investments, at identified cost	$18,096,745	$1,197,173	$ 9,954	$254,752*	$401,268	$ 751,753	$1,275,245	$ 70,299
Investments, at value	$36,606,857	$1,506,500	$10,753	$ 327,144	$335,522	$ 972,305	$1,637,026	$103,304
Repurchase agreements	—	—	—	15,622	—	—	—	—
Cash	86,480	64,324	237	1	4,414	24,335	68,887	3,613
Receivables for:
Investments sold	337,756	1,432	—	257	1,324	5,973	9,994	1,225
Capital shares sold	22,692	1,078	—	757	129	447	4,079	113
Dividends	2,327	1,203	5	20	382	—	510	29
Withholding tax	1,763	134	—	1	—	—	—	—
Prepaid registration fees	29	22	26	25	13	20	18	1
Other assets	3,291	93	9	71	77	110	151	10
Total Assets	37,061,195	1,574,786	11,030	343,898	341,861	1,003,190	1,720,665	108,295
LIABILITIES
Payables for:
Investments purchased	157,604	1,589	—	1,552	—	11,434	4,289	—
Unrealized depreciation on foreign currency spot contracts	7	—	—	—	—	—	—	—
Capital shares reacquired	46,270	770	—	829	2,080	661	2,241	301
Accrued expenses:
Management fees	18,320	823	7	214	233	659	1,116	58
12b-1 fees	389	8	—	8	7	2	13	—
Transfer agent fees	2,554	84	1	27	30	57	122	6
Trustees' fees and expenses	3,721	99	—	74	81	121	169	6
Other	1,409	67	8	24	36	47	109	16
Total Liabilities	230,274	3,440	16	2,728	2,467	12,981	8,059	387
NET ASSETS	$36,830,921	$1,571,346	$11,014	$ 341,170	$339,394	$ 990,209	$1,712,606	$107,908
Net Assets Consist of:
Paid-in capital	$13,840,411	$1,209,968	$10,364	$ 198,782	$418,606	$ 732,180	$1,390,486	$ 71,239
Total distributable earnings/(loss)	22,990,510	361,378	650	142,388	(79,212)	258,029	322,120	36,669
	$36,830,921	$1,571,346	$11,014	$ 341,170	$339,394	$ 990,209	$1,712,606	$107,908
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$ 9,549,061	$ 655,562	$ 5,148	$ 64,242	$ 29,897	$ 348,997	$ 300,473	$ 6,488
Shares of beneficial interest[1]	96,274	38,321	487	4,970	1,776	21,931	9,492	263
Net asset value per share[2]	$ 99.19	$ 17.11	$ 10.57	$ 12.93	$ 16.83	$ 15.91	$ 31.65	$ 24.67
Institutional Class
Net assets	$25,579,181	$ 880,755	$ 5,411	$ 236,863	$277,767	$ 633,535	$1,350,681	$100,895
Shares of beneficial interest[1]	257,906	51,484	512	18,408	16,504	39,991	42,703	4,095
Net asset value per share[2]	$ 99.18	$ 17.11	$ 10.56	$ 12.87	$ 16.83	$ 15.84	$ 31.63	$ 24.64
Administrative Class
Net assets	$ 420,324	$ 11,502	N/A	$ 3,666	$ 4,945	$ 866	$ 10,082	$ 22
Shares of beneficial interest[1]	4,348	673	N/A	307	291	60	321	1
Net asset value per share[2]	$ 96.68	$ 17.11	N/A	$ 11.93	$ 16.98	$ 14.36	$ 31.41	$ 24.58
Investor Class
Net assets	$ 1,282,355	$ 23,527	$ 455	$ 36,399	$ 26,785	$ 6,811	$ 51,370	$ 503
Shares of beneficial interest[1]	13,615	1,362	43	3,201	1,595	506	1,673	21
Net asset value per share[2]	$ 94.19	$ 17.28	$ 10.54	$ 11.37	$ 16.80	$ 13.47	$ 30.71	$ 24.17

*	Including repurchase agreements
1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

36

Harbor Domestic Equity Funds
StatementS of Operations—Year Ended October 31, 2020

(All amounts in thousands)
	Harbor Capital Appreciation Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Fund[a]	Harbor Mid Cap Growth Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Value Fund	Harbor Strategic Growth Fund
Investment Income
Dividends	$ 167,884	$ 23,179	$ 121	$ 739	$ 14,737	$ 4,336	$ 22,953	$ 1,171
Interest	751	191	1	63	19	155	385	32
Foreign taxes withheld	(1,077)	(270)	—	(2)	(18)	(1)	(14)	(27)
Total Investment Income	167,558	23,100	122	800	14,738	4,490	23,324	1,176
Operating Expenses
Management fees	201,730	8,138	68	2,084	3,524	6,305	11,906	666
12b-1 fees:
Administrative Class	979	29	N/A	7	25	2	22	—
Investor Class	2,938	71	1	57	103	17	128	1
Shareholder communications	806	53	15	23	30	39	134	11
Custodian fees	1,024	37	8	29	36	48	40	10
Transfer agent fees:
Retirement Class	1,637	106	1	9	12	62	52	1
Institutional Class	23,870	785	4	206	358	524	1,268	105
Administrative Class	391	12	N/A	3	10	1	9	—
Investor Class	2,586	62	1	50	90	15	113	1
Professional fees	1,490	62	49	14	38	97	72	5
Trustees' fees and expenses	1,517	64	—	12	20	35	74	5
Registration fees	293	97	57	66	70	71	137	62
Miscellaneous	428	26	8	12	18	18	32	14
Total expenses	239,689	9,542	212	2,572	4,334	7,234	13,987	881
Management fees waived	(17,535)	—	—	(83)	(60)	—	—	—
Transfer agent fees waived	(1,048)	(42)	—	(9)	(12)	(26)	(47)	(3)
Other expenses reimbursed	—	(431)	(135)	—	—	—	—	(93)
Custodian fees reduction	(13)	(2)	—	—	(1)	—	(1)	—
Net expenses	221,093	9,067	77	2,480	4,261	7,208	13,939	785
Net Investment Income/(Loss)	(53,535)	14,033	45	(1,680)	10,477	(2,718)	9,385	391
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	5,291,038	56,241	(189)	69,854	(23,673)	95,253	(45,312)	4,310
In-kind redemption	654,292	—	—	—	—	—	—	—
Foreign currency transactions	(1,594)	—	—	(7)	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	5,967,168	38,926	800	39,517	(90,873)	119,273	(36,478)	8,635
Translations of assets and liabilities in foreign currencies	18	—	—	—	—	—	—	—
Net gain/(loss) on investment transactions	11,910,922	95,167	611	109,364	(114,546)	214,526	(81,790)	12,945
Net Increase/(Decrease) in Net Assets Resulting from Operations	$11,857,387	$109,200	$ 656	$107,684	$(104,069)	$211,808	$(72,405)	$13,336

a	For the period December 1, 2019 (inception) through October 31, 2020
The accompanying notes are an integral part of the Financial Statements.

37

Harbor Domestic Equity Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Fund	Harbor Mid Cap Growth Fund
	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	December 1, 2019[a] through October 31, 2020	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ (53,535)	$ 31,800	$ 14,033	$ 12,286	$ 45	$ (1,680)	$ (1,399)
Net realized gain/(loss) on investments	5,943,736	2,821,316	56,241	(1,877)	(189)	69,847	61,125
Change in net unrealized appreciation/(depreciation) of investments	5,967,186	877,252	38,926	159,031	800	39,517	5,571
Net increase/(decrease) in assets resulting from operations	11,857,387	3,730,368	109,200	169,440	656	107,684	65,297
Distributions to Shareholders
Retirement Class	(618,547)	(502,294)	(5,049)	(8,957)	(3)	(6,194)	(25,016)
Institutional Class	(1,854,118)	(2,034,649)	(7,208)	(16,546)	(3)	(39,106)	(26,702)
Administrative Class	(30,561)	(41,111)	(73)	(368)	N/A	(555)	(2,326)
Investor Class	(98,181)	(121,068)	(132)	(947)	—	(4,732)	(2,988)
Total distributions to shareholders	(2,601,407)	(2,699,122)	(12,462)	(26,818)	(6)	(50,587)	(57,032)
Net Increase/(Decrease) Derived from Capital Share Transactions	(2,136,709)	(855,516)	207,621	144,596	10,364	30,686	(101,560)
Net increase/(decrease) in net assets	7,119,271	175,730	304,359	287,218	11,014	87,783	(93,295)
Net Assets
Beginning of period	29,711,650	29,535,920	1,266,987	979,769	—	253,387	346,682
End of period	$36,830,921	$29,711,650	$1,571,346	$1,266,987	$11,014	$341,170	$ 253,387

a	Inception
The accompanying notes are an integral part of the Financial Statements.

38

Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Value Fund		Harbor Strategic Growth Fund
November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019

$ 10,477	$ 19,254	$ (2,718)	$ (1,229)	$ 9,385	$ 8,678	$ 391	$ 488
(23,673)	1,296	95,253	23,936	(45,312)	15,233	4,310	1,660
(90,873)	17,301	119,273	82,988	(36,478)	129,521	8,635	12,686
(104,069)	37,851	211,808	105,695	(72,405)	153,432	13,336	14,834

(3,052)	(6,960)	(10,182)	(58,115)	(4,051)	(11,611)	(98)	(104)
(15,499)	(49,842)	(15,949)	(76,800)	(19,292)	(99,888)	(1,932)	(1,822)
(490)	(2,796)	(17)	(157)	(89)	(638)	—	—
(1,654)	(5,150)	(295)	(1,469)	(633)	(5,986)	(6)	(9)
(20,695)	(64,748)	(26,443)	(136,541)	(24,065)	(118,123)	(2,036)	(1,935)
(236,852)	(215,050)	75,623	45,807	167,649	223,153	(15,442)	29,032
(361,616)	(241,947)	260,988	14,961	71,179	258,462	(4,142)	41,931

701,010	942,957	729,221	714,260	1,641,427	1,382,965	112,050	70,119
$ 339,394	$ 701,010	$990,209	$ 729,221	$1,712,606	$1,641,427	$107,908	$112,050
39

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Fund	Harbor Mid Cap Growth Fund
	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	December 1, 2019[a] through October 31, 2020	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$ 2,114,924	$ 2,120,682	$ 319,834	$ 142,086	$4,902	$ 25,383	$ 33,252
Reinvested distributions	551,856	474,879	3,751	8,374	3	6,194	25,016
Cost of shares reacquired	(2,310,156)	(1,293,167)	(167,747)	(56,492)	(33)	(15,585)	(171,764)
Net increase/(decrease) in net assets	$ 356,624	$ 1,302,394	$ 155,838	$ 93,968	$4,872	$ 15,992	$(113,496)
Institutional Class
Net proceeds from sale of shares	$ 4,000,724	$ 2,848,926	$ 426,035	$ 296,956	$5,116	$ 85,884	$ 67,981
Reinvested distributions	1,758,584	1,856,429	5,445	14,891	2	27,491	19,729
Cost of shares reacquired	(7,160,313)	(6,481,485)	(366,117)	(240,786)	(6)	(111,020)	(55,847)
Cost of shares reacquired through in-kind redemption	(948,692)	—	—	—	—	—	—
Net increase/(decrease) in net assets	$(2,349,697)	$(1,776,130)	$ 65,363	$ 71,061	$5,112	$ 2,355	$ 31,863
Administrative Class
Net proceeds from sale of shares	$ 87,311	$ 78,686	$ 658	$ 628	N/A	$ 337	$ 690
Reinvested distributions	28,968	39,641	73	367	N/A	542	2,321
Cost of shares reacquired	(149,315)	(228,371)	(2,003)	(6,315)	N/A	(480)	(26,644)
Net increase/(decrease) in net assets	$ (33,036)	$ (110,044)	$ (1,272)	$ (5,320)	N/A	$ 399	$ (23,633)
Investor Class
Net proceeds from sale of shares	$ 270,132	$ 130,741	$ 5,661	$ 7,391	$ 394	$ 23,375	$ 12,290
Reinvested distributions	96,628	119,520	130	939	—	4,641	2,958
Cost of shares reacquired	(477,360)	(521,997)	(18,099)	(23,443)	(14)	(16,076)	(11,542)
Net increase/(decrease) in net assets	$ (110,600)	$ (271,736)	$ (12,308)	$ (15,113)	$ 380	$ 11,940	$ 3,706

a	Inception
The accompanying notes are an integral part of the Financial Statements.

40

Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Value Fund		Harbor Strategic Growth Fund
November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019

$ 30,057	$ 36,603	$ 81,574	$ 45,531	$ 156,404	$ 140,043	$ 2,451	$ 1,564
3,047	6,960	9,807	56,734	2,583	6,760	98	104
(86,865)	(42,938)	(88,256)	(113,847)	(78,104)	(80,276)	(1,739)	(766)
$ (53,761)	$ 625	$ 3,125	$ (11,582)	$ 80,883	$ 66,527	$ 810	$ 902

$ 97,779	$ 140,350	$ 198,667	$ 75,466	$ 506,813	$ 467,716	$ 16,227	$ 47,025
14,723	47,820	15,322	73,911	16,697	86,451	1,836	1,758
(265,068)	(359,812)	(140,747)	(91,745)	(440,065)	(384,397)	(34,344)	(20,699)
—	—	—	—	—	—	—	—
$(152,566)	$(171,642)	$ 73,242	$ 57,632	$ 83,445	$ 169,770	$(16,281)	$ 28,084

$ 2,443	$ 7,271	$ 516	$ 301	$ 5,655	$ 1,624	$ 2	$ —
459	2,759	17	157	86	620	—	—
(13,858)	(32,849)	(230)	(788)	(2,853)	(2,944)	—	—
$ (10,956)	$ (22,819)	$ 303	$ (330)	$ 2,888	$ (700)	$ 2	$ —

$ 8,714	$ 18,709	$ 5,269	$ 1,073	$ 28,011	$ 15,106	$ 168	$ 78
1,601	4,997	294	1,447	621	5,903	6	8
(29,884)	(44,920)	(6,610)	(2,433)	(28,199)	(33,453)	(147)	(40)
$ (19,569)	$ (21,214)	$ (1,047)	$ 87	$ 433	$ (12,444)	$ 27	$ 46
41

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Fund	Harbor Mid Cap Growth Fund
	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	December 1, 2019[a] through October 31, 2020	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019
SHARES
Retirement Class
Shares sold	24,367	29,405	20,337	9,352	491	2,912	3,229
Shares issued due to reinvestment of distributions	7,403	7,633	228	606	—	662	2,954
Shares reacquired	(27,474)	(17,963)	(10,280)	(3,757)	(4)	(1,469)	(16,564)
Net increase/(decrease) in shares outstanding	4,296	19,075	10,285	6,201	487	2,105	(10,381)
Institutional Class
Shares sold	48,185	39,971	27,030	19,742	513	8,232	6,704
Shares issued due to reinvestment of distributions	23,573	29,827	331	1,078	—	2,950	2,335
Shares reacquired	(84,852)	(90,937)	(22,489)	(16,319)	(1)	(11,020)	(5,408)
Shares reacquired through in-kind redemption	(10,241)	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	(23,335)	(21,139)	4,872	4,501	512	162	3,631
Administrative Class
Shares sold	1,067	1,141	42	43	N/A	33	73
Shares issued due to reinvestment of distributions	397	649	4	27	N/A	63	291
Shares reacquired	(1,777)	(3,309)	(121)	(398)	N/A	(51)	(2,701)
Net increase/(decrease) in shares outstanding	(313)	(1,519)	(75)	(328)	N/A	45	(2,337)
Investor Class
Shares sold	3,290	1,916	349	487	44	2,271	1,271
Shares issued due to reinvestment of distributions	1,359	2,001	8	68	—	562	384
Shares reacquired	(5,989)	(7,625)	(1,157)	(1,537)	(1)	(1,746)	(1,223)
Net increase/(decrease) in shares outstanding	(1,340)	(3,708)	(800)	(982)	43	1,087	432

a	Inception
The accompanying notes are an integral part of the Financial Statements.

42

Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Value Fund		Harbor Strategic Growth Fund
November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019

1,582	1,837	6,248	3,726	5,105	4,533	104	78
144	385	715	5,519	75	243	4	6
(4,893)	(2,120)	(6,395)	(9,154)	(2,569)	(2,509)	(76)	(36)
(3,167)	102	568	91	2,611	2,267	32	48

6,148	7,050	15,543	6,036	17,130	14,992	714	2,290
696	2,644	1,120	7,211	482	3,109	80	99
(15,347)	(18,090)	(10,218)	(7,596)	(15,058)	(12,202)	(1,477)	(984)
—	—	—	—	—	—	—	—
(8,503)	(8,396)	6,445	5,651	2,554	5,899	(683)	1,405

137	361	44	26	218	51	—	—
22	151	1	17	3	22	—	—
(749)	(1,607)	(18)	(67)	(96)	(94)	—	—
(590)	(1,095)	27	(24)	125	(21)	—	—

490	945	487	115	909	496	8	4
76	276	25	164	18	218	—	1
(1,807)	(2,258)	(598)	(240)	(1,033)	(1,102)	(6)	(2)
(1,241)	(1,037)	(86)	39	(106)	(388)	2	3
43

Harbor Domestic Equity Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CAPITAL APPRECIATION FUND
	Retirement Class
Year Ended October 31,	2020	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 75.79	$ 73.98	$ 75.34	$ 60.37	$ 55.79
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.08)	0.13	0.23	0.16	0.05
Net realized and unrealized gain/(loss) on investments	30.27	8.54	6.50	18.40	4.53
Total from investment operations	30.19	8.67	6.73	18.56	4.58
Less Distributions
Dividends from net investment income	(0.12)	(0.21)	(0.17)	(0.10)	—
Distributions from net realized capital gains	(6.67)	(6.65)	(7.92)	(3.49)	—
Total distributions	(6.79)	(6.86)	(8.09)	(3.59)	—
Net asset value end of period	99.19	75.79	73.98	75.34	60.37
Net assets end of period (000s)	$9,549,061	$6,970,617	$5,393,675	$2,892,484	$1,022,839
Ratios and Supplemental Data (%)
Total return[b]	42.79%	13.73%	9.50%	32.62%	8.21% [c]
Ratio of total expenses to average net assets^	0.64	0.63	0.62	0.63	0.65 [d]
Ratio of net expenses to average net assets[a]	0.58	0.58	0.57	0.59	0.59 [d]
Ratio of net investment income/(loss) to average net assets[a]	(0.09)	0.18	0.30	0.23	0.13 [d]
Portfolio turnover	51	40	40	52	34 [c]

	Administrative Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 74.15	$ 72.54	$ 74.08	$ 59.50	$ 64.51
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.34)	(0.09)	(0.01)	(0.04)	(0.06)
Net realized and unrealized gain/(loss) on investments	29.54	8.35	6.39	18.11	(0.84)
Total from investment operations	29.20	8.26	6.38	18.07	(0.90)
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(6.67)	(6.65)	(7.92)	(3.49)	(4.11)
Total distributions	(6.67)	(6.65)	(7.92)	(3.49)	(4.11)
Net asset value end of period	96.68	74.15	72.54	74.08	59.50
Net assets end of period (000s)	$ 420,324	$ 345,550	$ 448,241	$ 493,860	$ 555,665
Ratios and Supplemental Data (%)
Total return[b]	42.32%	13.35%	9.16%	32.20%	(1.48)%
Ratio of total expenses to average net assets^	0.97	0.96	0.95	0.96	0.94
Ratio of net expenses to average net assets[a]	0.91	0.91	0.90	0.90	0.89
Ratio of net investment income/(loss) to average net assets[a]	(0.41)	(0.13)	(0.01)	(0.06)	(0.11)
Portfolio turnover	51	40	40	52	34
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

44

Institutional Class
2020	2019	2018	2017	2016
$ 75.78	$ 73.97	$ 75.32	$ 60.36	$ 65.27

(0.14)	0.08	0.18	0.13	0.09
30.26	8.53	6.50	18.38	(0.84)
30.12	8.61	6.68	18.51	(0.75)

(0.05)	(0.15)	(0.11)	(0.06)	(0.05)
(6.67)	(6.65)	(7.92)	(3.49)	(4.11)
(6.72)	(6.80)	(8.03)	(3.55)	(4.16)
99.18	75.78	73.97	75.32	60.36
$25,579,181	$21,311,587	$22,366,214	$23,896,840	$21,608,221

42.68%	13.63%	9.44%	32.52%	(1.23)%
0.72	0.71	0.70	0.71	0.69
0.66	0.66	0.65	0.65	0.64
(0.16)	0.11	0.23	0.20	0.15
51	40	40	52	34

Investor Class
2020	2019	2018	2017	2016
$ 72.48	$ 71.15	$ 72.88	$ 58.66	$ 63.73

(0.43)	(0.17)	(0.10)	(0.11)	(0.13)
28.81	8.15	6.29	17.82	(0.83)
28.38	7.98	6.19	17.71	(0.96)

—	—	—	—	—
(6.67)	(6.65)	(7.92)	(3.49)	(4.11)
(6.67)	(6.65)	(7.92)	(3.49)	(4.11)
94.19	72.48	71.15	72.88	58.66
$ 1,282,355	$ 1,083,896	$ 1,327,790	$ 1,531,809	$ 1,540,557

42.15%	13.21%	9.03%	32.04%	(1.60)%
1.09	1.08	1.07	1.08	1.06
1.03	1.03	1.02	1.02	1.01
(0.53)	(0.25)	(0.13)	(0.17)	(0.22)
51	40	40	52	34
45

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR LARGE CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2020	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 16.33	$ 14.37	$ 14.87	$ 12.32	$10.94
Income from Investment Operations
Net investment income/(loss)[a,e]	0.18	0.18	0.17	0.12	0.12
Net realized and unrealized gain/(loss) on investments	0.76	2.17	(0.13)	3.00	1.33
Total from investment operations	0.94	2.35	0.04	3.12	1.45
Less Distributions
Dividends from net investment income	(0.16)	(0.16)	(0.13)	(0.14)	(0.07)
Distributions from net realized capital gains	—	(0.23)	(0.41)	(0.43)	—
Total distributions	(0.16)	(0.39)	(0.54)	(0.57)	(0.07)
Net asset value end of period	17.11	16.33	14.37	14.87	12.32
Net assets end of period (000s)	$655,562	$457,908	$313,721	$143,966	$3,822
Ratios and Supplemental Data (%)
Total return[b]	5.80%	16.92%	0.18%	26.08%	13.24% [c]
Ratio of total expenses to average net assets^	0.64	0.65	0.64	0.64	0.67 [d]
Ratio of net expenses to average net assets[a]	0.61	0.61	0.60	0.60	0.63 [d]
Ratio of net investment income/(loss) to average net assets[a]	1.08	1.19	1.12	0.83	1.46 [d]
Portfolio turnover	26	11	15	16	34 [c]

	Administrative Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 16.33	$ 14.36	$ 14.84	$ 12.30	$12.15
Income from Investment Operations
Net investment income/(loss)[a,e]	0.13	0.14	0.13	0.10	0.13
Net realized and unrealized gain/(loss) on investments	0.75	2.17	(0.15)	2.99	0.63
Total from investment operations	0.88	2.31	(0.02)	3.09	0.76
Less Distributions
Dividends from net investment income	(0.10)	(0.11)	(0.05)	(0.12)	(0.10)
Distributions from net realized capital gains	—	(0.23)	(0.41)	(0.43)	(0.51)
Total distributions	(0.10)	(0.34)	(0.46)	(0.55)	(0.61)
Net asset value end of period	17.11	16.33	14.36	14.84	12.30
Net assets end of period (000s)	$ 11,502	$ 12,195	$ 15,460	$ 53,006	$9,361
Ratios and Supplemental Data (%)
Total return[b]	5.42%	16.60%	(0.23)%	25.77%	6.77%
Ratio of total expenses to average net assets^	0.97	0.98	0.97	0.97	0.96
Ratio of net expenses to average net assets[a]	0.94	0.94	0.93	0.93	0.93
Ratio of net investment income/(loss) to average net assets[a]	0.78	0.91	0.84	0.70	1.09
Portfolio turnover	26	11	15	16	34
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

46

Institutional Class
2020	2019	2018	2017	2016
$ 16.33	$ 14.37	$ 14.87	$ 12.32	$ 12.16

0.17	0.17	0.16	0.15	0.16
0.76	2.17	(0.13)	2.97	0.64
0.93	2.34	0.03	3.12	0.80

(0.15)	(0.15)	(0.12)	(0.14)	(0.13)
—	(0.23)	(0.41)	(0.43)	(0.51)
(0.15)	(0.38)	(0.53)	(0.57)	(0.64)
17.11	16.33	14.37	14.87	12.32
$880,755	$761,262	$605,040	$498,360	$310,127

5.72%	16.83%	0.11%	26.00%	7.14%
0.72	0.73	0.72	0.72	0.72
0.69	0.69	0.68	0.68	0.68
1.02	1.12	1.05	1.10	1.32
26	11	15	16	34

Investor Class
2020	2019	2018	2017	2016
$ 16.48	$ 14.49	$ 14.99	$ 12.42	$ 12.25

0.11	0.12	0.11	0.10	0.11
0.76	2.19	(0.14)	2.99	0.66
0.87	2.31	(0.03)	3.09	0.77

(0.07)	(0.09)	(0.06)	(0.09)	(0.09)
—	(0.23)	(0.41)	(0.43)	(0.51)
(0.07)	(0.32)	(0.47)	(0.52)	(0.60)
17.28	16.48	14.49	14.99	12.42
$ 23,527	$ 35,622	$ 45,548	$ 71,374	$ 57,716

5.32%	16.39%	(0.27)%	25.52%	6.80%
1.09	1.10	1.09	1.09	1.09
1.06	1.06	1.05	1.05	1.05
0.67	0.79	0.70	0.75	0.94
26	11	15	16	34
47

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP FUND
	Retirement Class	Institutional Class	Investor Class
Year Ended October 31,	2020 [i]	2020 [i]	2020 [i]
Net asset value beginning of period	$10.00	$10.00	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.05	0.04	0.01
Net realized and unrealized gain/(loss) on investments	0.53	0.53	0.53
Total from investment operations	0.58	0.57	0.54
Less Distributions
Dividends from net investment income	(0.01)	(0.01)	—
Distributions from net realized capital gains	—	—	—
Total distributions	(0.01)	(0.01)	—
Net asset value end of period	10.57	10.56	10.54
Net assets end of period (000s)	$5,148	$5,411	$ 455
Ratios and Supplemental Data (%)
Total return[b]	5.86% [c]	5.75% [c]	5.42% [c]
Ratio of total expenses to average net assets^	2.28 [d]	2.36 [d]	2.73 [d]
Ratio of net expenses to average net assets[a]	0.80 [d]	0.88 [d]	1.25 [d]
Ratio of net investment income/(loss) to average net assets[a]	0.54 [d]	0.46 [d]	0.07 [d]
Portfolio turnover	9 [c]	9 [c]	9 [c]
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

48

[THIS PAGE INTENTIONALLY LEFT BLANK]
49

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP GROWTH FUND
	Retirement Class
Year Ended October 31,	2020	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 10.91	$ 10.88	$ 11.25	$ 8.58	$ 7.76
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.06)	(0.04)	(0.03)	0.01	(0.03)
Net realized and unrealized gain/(loss) on investments	4.25	1.85	0.88	2.66	0.85
Total from investment operations	4.19	1.81	0.85	2.67	0.82
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(2.17)	(1.78)	(1.22)	—	—
Total distributions	(2.17)	(1.78)	(1.22)	—	—
Net asset value end of period	12.93	10.91	10.88	11.25	8.58
Net assets end of period (000s)	$64,242	$31,265	$144,137	$127,446	$ 2,718
Ratios and Supplemental Data (%)
Total return[b]	46.03%	21.38%	8.02%	31.12%	(10.57)% [c]
Ratio of total expenses to average net assets^	0.83	0.82	0.80	0.81	0.81 [d]
Ratio of net expenses to average net assets[a]	0.79	0.81	0.80	0.81	0.80 [d]
Ratio of net investment income/(loss) to average net assets[a]	(0.53)	(0.37)	(0.28)	0.07	(0.45) [d]
Portfolio turnover	113	70	85	87	84 [c]

	Administrative Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 10.26	$ 10.37	$ 10.81	$ 8.27	$ 9.45
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.08)	(0.06)	(0.06)	(0.04)	(0.05)
Net realized and unrealized gain/(loss) on investments	3.92	1.73	0.84	2.58	(0.03)
Total from investment operations	3.84	1.67	0.78	2.54	(0.08)
Less Distributions
Dividends from net investment income	—	—	—	—	(0.04)
Distributions from net realized capital gains	(2.17)	(1.78)	(1.22)	—	(1.06)
Total distributions	(2.17)	(1.78)	(1.22)	—	(1.10)
Net asset value end of period	11.93	10.26	10.37	10.81	8.27
Net assets end of period (000s)	$ 3,666	$ 2,687	$ 26,936	$110,114	$175,211
Ratios and Supplemental Data (%)
Total return[b]	45.42%	21.04%	7.68%	30.71%	(0.91)%
Ratio of total expenses to average net assets^	1.16	1.15	1.13	1.13	1.10
Ratio of net expenses to average net assets[a]	1.12	1.14	1.12	1.12	1.10
Ratio of net investment income/(loss) to average net assets[a]	(0.84)	(0.66)	(0.55)	(0.45)	(0.57)
Portfolio turnover	113	70	85	87	84
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

50

Institutional Class
2020	2019	2018	2017	2016
$ 10.88	$ 10.86	$ 11.24	$ 8.58	$ 9.76

(0.06)	(0.05)	(0.04)	(0.01)	(0.03)
4.22	1.85	0.88	2.67	(0.03)
4.16	1.80	0.84	2.66	(0.06)

—	—	—	—	(0.06)
(2.17)	(1.78)	(1.22)	—	(1.06)
(2.17)	(1.78)	(1.22)	—	(1.12)
12.87	10.88	10.86	11.24	8.58
$236,863	$198,544	$158,680	$145,914	$303,802

45.84%	21.32%	7.94%	31.00%	(0.60)%
0.91	0.90	0.88	0.88	0.86
0.87	0.89	0.87	0.87	0.85
(0.58)	(0.48)	(0.36)	(0.14)	(0.31)
113	70	85	87	84

Investor Class
2020	2019	2018	2017	2016
$ 9.88	$ 10.07	$ 10.54	$ 8.07	$ 9.24

(0.09)	(0.08)	(0.08)	(0.04)	(0.05)
3.75	1.67	0.83	2.51	(0.04)
3.66	1.59	0.75	2.47	(0.09)

—	—	—	—	(0.02)
(2.17)	(1.78)	(1.22)	—	(1.06)
(2.17)	(1.78)	(1.22)	—	(1.08)
11.37	9.88	10.07	10.54	8.07
$ 36,399	$ 20,891	$ 16,929	$ 20,121	$ 17,167

45.32%	20.83%	7.57%	30.61%	(1.05)%
1.28	1.27	1.25	1.25	1.22
1.24	1.26	1.24	1.24	1.22
(0.96)	(0.85)	(0.72)	(0.48)	(0.68)
113	70	85	87	84
51

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2020	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 20.82	$ 21.39	$ 23.33	$ 20.17	$ 18.36
Income from Investment Operations
Net investment income/(loss)[a,e]	0.43	0.48	0.50	0.40	0.28
Net realized and unrealized gain/(loss) on investments	(3.73)	0.47	(1.52)	3.43	1.53
Total from investment operations	(3.30)	0.95	(1.02)	3.83	1.81
Less Distributions
Dividends from net investment income	(0.54)	(0.37)	(0.33)	(0.36)	—
Distributions from net realized capital gains	(0.15)	(1.15)	(0.59)	(0.31)	—
Total distributions	(0.69)	(1.52)	(0.92)	(0.67)	—
Net asset value end of period	16.83	20.82	21.39	23.33	20.17
Net assets end of period (000s)	$29,897	$102,945	$103,552	$89,942	$14,999
Ratios and Supplemental Data (%)
Total return[b]	(16.55)%	5.53%	(4.75)%	19.22%	9.86% [c]
Ratio of total expenses to average net assets^	0.82	0.80	0.79	0.80	0.82 [d]
Ratio of net expenses to average net assets[a]	0.80	0.77	0.76	0.77	0.79 [d]
Ratio of net investment income/(loss) to average net assets[a]	2.39	2.39	2.15	1.79	2.11 [d]
Portfolio turnover	4	11	24	22	18 [c]

	Administrative Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 20.98	$ 21.52	$ 23.47	$ 20.30	$ 20.40
Income from Investment Operations
Net investment income/(loss)[a,e]	0.36	0.42	0.43	0.34	0.40
Net realized and unrealized gain/(loss) on investments	(3.77)	0.48	(1.54)	3.45	0.07
Total from investment operations	(3.41)	0.90	(1.11)	3.79	0.47
Less Distributions
Dividends from net investment income	(0.44)	(0.29)	(0.25)	(0.31)	(0.22)
Distributions from net realized capital gains	(0.15)	(1.15)	(0.59)	(0.31)	(0.35)
Total distributions	(0.59)	(1.44)	(0.84)	(0.62)	(0.57)
Net asset value end of period	16.98	20.98	21.52	23.47	20.30
Net assets end of period (000s)	$ 4,945	$ 18,508	$ 42,557	$48,809	$40,992
Ratios and Supplemental Data (%)
Total return[b]	(16.85)%	5.19%	(5.06)%	18.84%	2.54%
Ratio of total expenses to average net assets^	1.15	1.13	1.12	1.12	1.11
Ratio of net expenses to average net assets[a]	1.13	1.10	1.08	1.09	1.09
Ratio of net investment income/(loss) to average net assets[a]	1.98	2.08	1.83	1.51	2.03
Portfolio turnover	4	11	24	22	18
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

52

Institutional Class
2020	2019	2018	2017	2016
$ 20.82	$ 21.38	$ 23.33	$ 20.17	$ 20.27

0.40	0.47	0.49	0.39	0.44
(3.73)	0.47	(1.54)	3.43	0.08
(3.33)	0.94	(1.05)	3.82	0.52

(0.51)	(0.35)	(0.31)	(0.35)	(0.27)
(0.15)	(1.15)	(0.59)	(0.31)	(0.35)
(0.66)	(1.50)	(0.90)	(0.66)	(0.62)
16.83	20.82	21.38	23.33	20.17
$277,767	$520,629	$714,309	$739,122	$600,800

(16.64)%	5.48%	(4.85)%	19.16%	2.81%
0.90	0.88	0.87	0.87	0.86
0.88	0.85	0.83	0.84	0.84
2.25	2.33	2.09	1.76	2.28
4	11	24	22	18

Investor Class
2020	2019	2018	2017	2016
$ 20.78	$ 21.31	$ 23.23	$ 20.09	$ 20.19

0.34	0.39	0.40	0.31	0.37
(3.74)	0.48	(1.53)	3.41	0.08
(3.40)	0.87	(1.13)	3.72	0.45

(0.43)	(0.25)	(0.20)	(0.27)	(0.20)
(0.15)	(1.15)	(0.59)	(0.31)	(0.35)
(0.58)	(1.40)	(0.79)	(0.58)	(0.55)
16.80	20.78	21.31	23.23	20.09
$ 26,785	$ 58,928	$ 82,539	$110,094	$152,358

(16.94)%	5.08%	(5.20)%	18.71%	2.45%
1.27	1.25	1.24	1.24	1.23
1.25	1.22	1.20	1.21	1.21
1.89	1.95	1.71	1.40	1.92
4	11	24	22	18
53

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH FUND
	Retirement Class
Year Ended October 31,	2020	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 13.18	$ 14.39	$ 15.08	$ 11.95	$ 10.72
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.04)	(0.01)	(0.05)	(0.04)	(0.02)
Net realized and unrealized gain/(loss) on investments	3.25	1.56	0.82	3.23	1.25
Total from investment operations	3.21	1.55	0.77	3.19	1.23
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(0.48)	(2.76)	(1.46)	(0.06)	—
Total distributions	(0.48)	(2.76)	(1.46)	(0.06)	—
Net asset value end of period	15.91	13.18	14.39	15.08	11.95
Net assets end of period (000s)	$348,997	$281,603	$306,026	$189,516	$54,634
Ratios and Supplemental Data (%)
Total return[b]	24.93%	16.23%	5.11%	26.78%	11.47% [c]
Ratio of total expenses to average net assets^	0.81	0.80	0.79	0.79	0.81 [d]
Ratio of net expenses to average net assets[a]	0.80	0.80	0.79	0.79	0.80 [d]
Ratio of net investment income/(loss) to average net assets[a]	(0.27)	(0.12)	(0.33)	(0.26)	(0.27) [d]
Portfolio turnover	95	74	99	83	89 [c]

	Administrative Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 11.98	$ 13.39	$ 14.17	$ 11.30	$ 13.04
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.08)	(0.05)	(0.09)	(0.07)	(0.05)
Net realized and unrealized gain/(loss) on investments	2.94	1.40	0.77	3.00	(0.11)
Total from investment operations	2.86	1.35	0.68	2.93	(0.16)
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(0.48)	(2.76)	(1.46)	(0.06)	(1.58)
Total distributions	(0.48)	(2.76)	(1.46)	(0.06)	(1.58)
Net asset value end of period	14.36	11.98	13.39	14.17	11.30
Net assets end of period (000s)	$ 866	$ 395	$ 769	$ 719	$ 686
Ratios and Supplemental Data (%)
Total return[b]	24.49%	15.87%	4.76%	26.02%	(1.29)%
Ratio of total expenses to average net assets^	1.14	1.13	1.12	1.11	1.10
Ratio of net expenses to average net assets[a]	1.13	1.12	1.11	1.10	1.10
Ratio of net investment income/(loss) to average net assets[a]	(0.62)	(0.44)	(0.65)	(0.56)	(0.46)
Portfolio turnover	95	74	99	83	89
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

54

Institutional Class
2020	2019	2018	2017	2016
$ 13.13	$ 14.35	$ 15.06	$ 11.94	$ 13.65

(0.05)	(0.03)	(0.06)	(0.04)	(0.02)
3.24	1.57	0.81	3.22	(0.11)
3.19	1.54	0.75	3.18	(0.13)

—	—	—	—	—
(0.48)	(2.76)	(1.46)	(0.06)	(1.58)
(0.48)	(2.76)	(1.46)	(0.06)	(1.58)
15.84	13.13	14.35	15.06	11.94
$633,535	$440,553	$400,389	$509,889	$523,888

24.87%	16.18%	4.97%	26.72%	(0.99)%
0.89	0.88	0.87	0.86	0.85
0.88	0.87	0.86	0.85	0.85
(0.35)	(0.20)	(0.40)	(0.30)	(0.21)
95	74	99	83	89

Investor Class
2020	2019	2018	2017	2016
$ 11.28	$ 12.79	$ 13.62	$ 10.84	$ 12.59

(0.08)	(0.06)	(0.11)	(0.08)	(0.06)
2.75	1.31	0.74	2.92	(0.11)
2.67	1.25	0.63	2.84	(0.17)

—	—	—	—	—
(0.48)	(2.76)	(1.46)	(0.06)	(1.58)
(0.48)	(2.76)	(1.46)	(0.06)	(1.58)
13.47	11.28	12.79	13.62	10.84
$ 6,811	$ 6,670	$ 7,076	$ 7,913	$ 8,401

24.32%	15.81%	4.58%	26.29%	(1.44)%
1.26	1.25	1.24	1.23	1.22
1.25	1.24	1.23	1.22	1.22
(0.71)	(0.57)	(0.77)	(0.67)	(0.58)
95	74	99	83	89
55

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2020	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 33.55	$ 33.60	$ 36.16	$ 27.29	$23.91
Income from Investment Operations
Net investment income/(loss)[a,e]	0.21	0.21	0.17	0.06	0.05
Net realized and unrealized gain/(loss) on investments	(1.59)	2.84	(1.98)	8.94	3.33
Total from investment operations	(1.38)	3.05	(1.81)	9.00	3.38
Less Distributions
Dividends from net investment income	(0.20)	(0.15)	(0.06)	(0.13)	—
Distributions from net realized capital gains	(0.32)	(2.95)	(0.69)	—	—
Total distributions	(0.52)	(3.10)	(0.75)	(0.13)	—
Net asset value end of period	31.65	33.55	33.60	36.16	27.29
Net assets end of period (000s)	$300,473	$230,861	$155,036	$57,196	$2,529
Ratios and Supplemental Data (%)
Total return[b]	(4.22)%	10.98%	(5.18)%	33.06%	14.14% [c]
Ratio of total expenses to average net assets^	0.80	0.80	0.79	0.81	0.82 [d]
Ratio of net expenses to average net assets[a]	0.80	0.80	0.79	0.81	0.81 [d]
Ratio of net investment income/(loss) to average net assets[a]	0.67	0.67	0.45	0.17	0.27 [d]
Portfolio turnover	17	27	22	8	10 [c]

	Administrative Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 33.30	$ 33.36	$ 35.97	$ 27.16	$26.07
Income from Investment Operations
Net investment income/(loss)[a,e]	0.10	0.11	0.06	(0.02)	0.05
Net realized and unrealized gain/(loss) on investments	(1.57)	2.82	(1.98)	8.88	1.93
Total from investment operations	(1.47)	2.93	(1.92)	8.86	1.98
Less Distributions
Dividends from net investment income	(0.10)	(0.04)	—	(0.05)	—
Distributions from net realized capital gains	(0.32)	(2.95)	(0.69)	—	(0.89)
Total distributions	(0.42)	(2.99)	(0.69)	(0.05)	(0.89)
Net asset value end of period	31.41	33.30	33.36	35.97	27.16
Net assets end of period (000s)	$ 10,082	$ 6,537	$ 7,253	$ 4,462	$1,360
Ratios and Supplemental Data (%)
Total return[b]	(4.54)%	10.59%	(5.50)%	32.67%	7.93%
Ratio of total expenses to average net assets^	1.13	1.13	1.12	1.13	1.11
Ratio of net expenses to average net assets[a]	1.13	1.12	1.11	1.12	1.11
Ratio of net investment income/(loss) to average net assets[a]	0.32	0.35	0.16	(0.05)	0.21
Portfolio turnover	17	27	22	8	10
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

56

Institutional Class
2020	2019	2018	2017	2016
$ 33.53	$ 33.57	$ 36.14	$ 27.27	$ 26.21

0.18	0.19	0.15	0.08	0.12
(1.58)	2.84	(2.00)	8.90	1.92
(1.40)	3.03	(1.85)	8.98	2.04

(0.18)	(0.12)	(0.03)	(0.11)	(0.09)
(0.32)	(2.95)	(0.69)	—	(0.89)
(0.50)	(3.07)	(0.72)	(0.11)	(0.98)
31.63	33.53	33.57	36.14	27.27
$1,350,681	$1,346,098	$1,149,857	$1,081,412	$738,705

(4.33)%	10.91%	(5.28)%	33.00%	8.18%
0.88	0.88	0.87	0.88	0.86
0.88	0.87	0.86	0.87	0.86
0.59	0.60	0.40	0.24	0.48
17	27	22	8	10

Investor Class
2020	2019	2018	2017	2016
$ 32.56	$ 32.68	$ 35.29	$ 26.65	$ 25.63

0.07	0.08	0.01	(0.05)	0.03
(1.55)	2.75	(1.93)	8.71	1.88
(1.48)	2.83	(1.92)	8.66	1.91

(0.05)	—	—	(0.02)	—
(0.32)	(2.95)	(0.69)	—	(0.89)
(0.37)	(2.95)	(0.69)	(0.02)	(0.89)
30.71	32.56	32.68	35.29	26.65
$ 51,370	$ 57,931	$ 70,819	$ 37,548	$ 17,775

(4.67)%	10.48%	(5.60)%	32.49%	7.79%
1.25	1.25	1.24	1.25	1.23
1.25	1.24	1.23	1.24	1.23
0.23	0.24	0.03	(0.16)	0.10
17	27	22	8	10
57

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR STRATEGIC GROWTH FUND
	Retirement Class
	Year Ended October 31,				Year Ended June 30,
	2020	2019	2018	2017 [h]	2017 [g]
Net asset value beginning of period	$22.31	$19.65	$18.86	$17.67	$16.76
Income from Investment Operations
Net investment income/(loss)[a,e]	0.09	0.12	0.07	0.05	0.03
Net realized and unrealized gain/(loss) on investments	2.69	3.10	1.11	1.14	0.88
Total from investment operations	2.78	3.22	1.18	1.19	0.91
Less Distributions
Dividends from net investment income	(0.11)	(0.08)	(0.04)	—	—
Distributions from net realized capital gains	(0.31)	(0.48)	(0.35)	—	—
Total distributions	(0.42)	(0.56)	(0.39)	—	—
Proceeds from redemption fees	N/A	N/A	N/A	N/A	N/A
Net asset value end of period	24.67	22.31	19.65	18.86	17.67
Net assets end of period (000s)	$6,488	$5,152	$3,584	$ 435	$ 316
Ratios and Supplemental Data (%)
Total return[b]	12.60%	17.04%	6.34%	6.73% [c]	5.43% [c]
Ratio of total expenses to average net assets^	0.72	0.71	0.76	1.10 [d]	1.52 [d]
Ratio of net expenses to average net assets[a]	0.63	0.63	0.62	0.62 [d]	0.62 [d]
Ratio of net investment income/(loss) to average net assets[a]	0.40	0.60	0.33	0.42 [d]	0.58 [d]
Portfolio turnover	22	26	15	9 [c]	21 [c]

	Administrative Class
	Year Ended October 31,				Year Ended June 30,
	2020	2019	2018	2017 [h]	2017 [g]
Net asset value beginning of period	$22.24	$19.58	$18.82	$17.65	$16.76
Income from Investment Operations
Net investment income/(loss)[a,e]	0.02	0.05	0.01	0.01	0.01
Net realized and unrealized gain/(loss) on investments	2.67	3.10	1.10	1.16	0.88
Total from investment operations	2.69	3.15	1.11	1.17	0.89
Less Distributions
Dividends from net investment income	(0.04)	(0.01)	—	—	—
Distributions from net realized capital gains	(0.31)	(0.48)	(0.35)	—	—
Total distributions	(0.35)	(0.49)	(0.35)	—	—
Net asset value end of period	24.58	22.24	19.58	18.82	17.65
Net assets end of period (000s)	$ 22	$ 18	$ 16	$ 12	$ 11
Ratios and Supplemental Data (%)
Total return[b]	12.21%	16.70%	5.96%	6.63% [c]	5.31% [c]
Ratio of total expenses to average net assets^	1.05	1.04	1.09	1.43 [d]	1.93 [d]
Ratio of net expenses to average net assets[a]	0.96	0.96	0.95	0.95 [d]	0.95 [d]
Ratio of net investment income/(loss) to average net assets[a]	0.08	0.26	0.03	0.10 [d]	0.19 [d]
Portfolio turnover	22	26	15	9 [c]	21 [c]
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

58

Institutional Class
Year Ended October 31,				Year Ended June 30,
2020	2019	2018	2017 [h]	2017	2016
$ 22.28	$ 19.63	$ 18.85	$ 17.66	$ 15.54	$ 15.39

0.08	0.11	0.06	0.03	0.12	0.03
2.68	3.08	1.11	1.16	2.22	0.63
2.76	3.19	1.17	1.19	2.34	0.66

(0.09)	(0.06)	(0.04)	—	(0.11)	(0.01)
(0.31)	(0.48)	(0.35)	—	(0.11)	(0.50)
(0.40)	(0.54)	(0.39)	—	(0.22)	(0.51)
N/A	N/A	N/A	N/A	— *	— *
24.64	22.28	19.63	18.85	17.66	15.54
$100,895	$106,463	$66,197	$56,026	$31,866	$25,388

12.54%	16.91%	6.26%	6.74% [c]	15.21%	4.44%
0.80	0.79	0.84	1.18 [d]	1.48	1.74
0.71	0.71	0.70	0.70 [d]	0.83	0.90
0.35	0.51	0.28	0.29 [d]	0.71	0.19
22	26	15	9 [c]	21	40

Investor Class
Year Ended October 31,				Year Ended June 30,
2020	2019	2018	2017 [h]	2017 [g]
$21.87	$19.54	$18.81	$17.64	$16.76

(0.01)	0.03	(0.02)	0.02	0.01
2.63	2.79	1.10	1.15	0.87
2.62	2.82	1.08	1.17	0.88

(0.01)	(0.01)	—	—	—
(0.31)	(0.48)	(0.35)	—	—
(0.32)	(0.49)	(0.35)	—	—
24.17	21.87	19.54	18.81	17.64
$ 503	$ 417	$ 322	$ 75	$ 22

12.12%	14.99%	5.80%	6.63% [c]	5.25% [c]
1.17	1.16	1.21	1.55 [d]	2.03 [d]
1.08	1.08	1.07	1.07 [d]	1.07 [d]
(0.04)	0.14	(0.11)	0.05 [d]	0.13 [d]
22	26	15	9 [c]	21 [c]
59

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on average daily shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period March 6, 2017 (commencement of operations) through June 30, 2017
h	For the period July 1, 2017 through October 31, 2017
i	For the period December 1, 2019 (inception) through October 31, 2020
The accompanying notes are an integral part of the Financial Statements.

60

Harbor Domestic Equity Funds
Notes to Financial Statements—October 31, 2020

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2020, the Trust consists of 36 separate portfolios. The portfolios covered by this report are: Harbor Capital Appreciation Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Fund, Harbor Mid Cap Growth Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Value Fund, and Harbor Strategic Growth Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Harbor Mid Cap Fund’s inception date was December 1, 2019.
The Funds currently offer four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), certain expenses may be applied differently to each class of shares in accordance with current regulations of the U.S. Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Reorganization
At a meeting held on February 16-17, 2020, the Board of Trustees approved the reorganization of Harbor Small Cap Growth Opportunities Fund (the “Target Fund”), a series of the Trust, with and into Harbor Small Cap Growth Fund the (“the Acquiring Fund”), also a series of the Trust (the “Reorganization”).
Harbor Capital serves as the investment adviser to the Target Fund and the Acquiring Fund. The Adviser believed that the Reorganization was in the best interest of both Target Fund and Acquiring Fund shareholders as it provided shareholders opportunity to participate in a larger combined fund with an identical investment objective and similar investment strategies, policies and restrictions, and to benefit from the lower expense ratios of the Acquiring Fund.
The Reorganization was completed on May 15, 2020 (the “Reorganization Date”). The Reorganization was accomplished by the transfer of the assets and the liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund, the pro-rata distribution of such shares to the shareholders of the Target Fund, and liquidation and termination of the Target Fund on the Reorganization Date. The Reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes; therefore, no gain or loss was recognized by the Target Fund or its shareholders as a direct result of the Reorganization.
The following table shows by each share class the number of shares and value of the Acquiring Fund that was exchanged for shares of the Target Fund outstanding as of the Reorganization Date.
Share Class	Acquiring Fund Shares Exchanged (000s)	Acquiring Fund Exchanged Shares Value (000s)	Target Fund Outstanding Shares (000s)
Retirement Class	2,471	$ 31,052	3,746
Institutional Class	8,331	104,255	12,622
Administrative Class	16	184	23
Investor Class	24	255	32
The investment portfolio of the Target Fund, with a value of $128,365,000 and identified cost of $128,092,000 at the Reorganization Date, was the principal asset acquired by Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Acquiring Fund were $711,601,000.
61

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 1—Organizational Matters—Continued
The following table reflects the pro-forma results of operations for the year ended October 31, 2020 assuming the Reorganization was completed on November 1, 2019, the beginning of the Acquiring Fund’s current fiscal year.
Acquiring Fund – Pro Forma Results of Operations	Amount (000s)
Net Investment Income/(loss)	$ (3,349)[a]
Net gain/(loss) on investment transactions	196,261 [b]
Net increase/(decrease) in net assets resulting from operations	192,912

a	As reported, $(2,718) plus $(735) Target Fund premerger plus $104 of pro-forma eliminated expenses.
b	As reported, $214,526 plus $(18,265) Target Fund premerger.
Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since the Reorganization Date.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants, and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative
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Harbor Domestic Equity Funds
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Note 2—Significant Accounting Policies—Continued
instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the year.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities
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Harbor Domestic Equity Funds
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Note 2—Significant Accounting Policies—Continued
(except for premiums on certain callable debt securities that are amortized to the earliest call date) using the effective yield method. Distributions from real estate investment trust securities are recorded as dividend income, and may be reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Taxes
Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2017–2019), including all positions expected to be taken upon filing the 2020 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
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Harbor Domestic Equity Funds
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Note 2—Significant Accounting Policies—Continued
Foreign Currency Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
Foreign currency contracts are marked-to-market daily and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the year, Harbor Capital Appreciation Fund and Harbor Mid Cap Growth Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to a Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, a Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to a Fund. A counterparty’s default may cause a Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the year, Harbor Mid Cap Growth Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.
65

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2020 are as follows:
	Purchases (000s)	Sales (000s)
Harbor Capital Appreciation Fund	$16,846,169	$20,676,101*
Harbor Large Cap Value Fund	511,961	339,371
Harbor Mid Cap Fund	11,023	881
Harbor Mid Cap Growth Fund	305,998	338,428
Harbor Mid Cap Value Fund	20,029	268,048
Harbor Small Cap Growth Fund	776,542	868,727
Harbor Small Cap Value Fund	395,913	258,164
Harbor Strategic Growth Fund	23,004	33,351

*	Sales for this Fund include $927,281 in connection with in-kind redemptions of the Fund’s capital shares.
In-Kind Redemption Transactions
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, a Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such Fund-level gains and losses on in-kind redemptions are not taxable to shareholders. For the year ended October 31, 2020, Harbor Capital Appreciation Fund realized gains of $654,292,000 upon the disposition of portfolio securities in connection with in-kind redemptions of the Fund’s shares. There were no in-kind redemptions from the Funds for the year ended October 31, 2019.
Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Capital Appreciation Fund	0.60% [a]	0.55%
Harbor Large Cap Value Fund	0.60 [b]	0.60
Harbor Mid Cap Fund	0.75	0.75
Harbor Mid Cap Growth Fund	0.75 [c]	0.72
Harbor Mid Cap Value Fund	0.75 [d]	0.74
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75
Harbor Strategic Growth Fund	0.60	0.60

a	The Adviser has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and $20 billion and 0.53% on assets over $20 billion through February 28, 2021.
b	For the period November 1, 2019 through February 29, 2020, the management fee was 0.60%. Effective March 1, 2020 through February 28, 2021, the management fee is 0.60% on assets up to $4 billion and 0.55% on assets over $4 billion.
c	The Adviser has contractually agreed to reduce the management fee to 0.72% through February 28, 2021.
d	The Adviser has contractually agreed to reduce the management fee to 0.70% on assets between $350 million and $1 billion and 0.65% on assets over $1 billion through February 28, 2021.
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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the year, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor Large Cap Value Fund	0.61%	0.69%	0.94%	1.06%	02/28/2021
Harbor Mid Cap Fund	0.80	0.88	1.13	1.25	02/28/2021
Harbor Strategic Growth Fund	0.63	0.71	0.96	1.08	02/28/2021
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (each, a “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to each 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in a Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
Amounts payable by a Fund under each 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Each 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under each 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.22% of the average daily net assets of all Investor Class shares
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2020. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
As of October 31, 2020, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor Capital Appreciation Fund	37,119	—	—	—	37,119	0.0%
Harbor Large Cap Value Fund	83,903	—	—	—	83,903	0.1
Harbor Mid Cap Fund	480,659	473,745	N/A	3,001	957,405	91.9
Harbor Mid Cap Growth Fund	147,003	—	—	—	147,003	0.5
Harbor Mid Cap Value Fund	63,737	—	—	—	63,737	0.3
Harbor Small Cap Growth Fund	97,019	—	—	—	97,019	0.2
Harbor Small Cap Value Fund	37,974	—	—	—	37,974	0.1
Harbor Strategic Growth Fund	44,177	308,278	640	—	353,095	8.1
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to the tax treatment of net investment losses, redemption in-kind distributions, and the use of equalization. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2020 are as follows:
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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
	Total Distributable Earnings/(Loss) (000s)	Paid in Capital (000s)
Harbor Capital Appreciation Fund	$(1,271,855)	$1,271,855
Harbor Large Cap Value Fund	(4,762)	4,762
Harbor Mid Cap Fund	—	—
Harbor Mid Cap Growth Fund	(11,005)	11,005
Harbor Mid Cap Value Fund	138	(138)
Harbor Small Cap Growth Fund	(47,058)	47,058
Harbor Small Cap Value Fund	—	—
Harbor Strategic Growth Fund	(661)	661
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2020			As of October 31, 2019
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Capital Appreciation Fund	$24,458	$2,576,949	$2,601,407	$59,595	$2,639,527	$2,699,122
Harbor Large Cap Value Fund	12,462	—	12,462	12,011	14,807	26,818
Harbor Mid Cap Fund	6	—	6	N/A	N/A	N/A
Harbor Mid Cap Growth Fund	—	50,587	50,587	7,944	49,088	57,032
Harbor Mid Cap Value Fund	16,282	4,413	20,695	18,976	45,772	64,748
Harbor Small Cap Growth Fund	—	26,443	26,443	20,148	116,393	136,541
Harbor Small Cap Value Fund	8,542	15,523	24,065	9,116	109,007	118,123
Harbor Strategic Growth Fund	458	1,578	2,036	530	1,405	1,935
As of October 31, 2020, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor Capital Appreciation Fund	$ —	$4,640,283	$18,413,235
Harbor Large Cap Value Fund	3,820	48,993	308,631
Harbor Mid Cap Fund	38	—	791
Harbor Mid Cap Growth Fund	22,241	34,792	85,402
Harbor Mid Cap Value Fund	6,495	—	(62,598)
Harbor Small Cap Growth Fund	29,611	51,761	176,724
Harbor Small Cap Value Fund	4,176	—	347,259
Harbor Strategic Growth Fund	277	3,413	32,987
At October 31, 2020, for federal income tax purposes, the following Funds had a qualified late year loss deferral to offset fiscal year 2020 ordinary income:
Qualified Late Year Ordinary Loss Deferral (000s)
Harbor Capital Appreciation Fund	$60,464
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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
At October 31, 2020, the Funds in the following table had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryfoward
	Short-Term (000s)	Long-Term (000s)	Total (000s)
Harbor Mid Cap Fund	$ 179	$ —	$ 179
Harbor Mid Cap Value Fund	—	23,046	23,046
Harbor Small Cap Growth Fund*	1,052	38,938	39,990
Harbor Small Cap Value Fund	29,207	—	29,207

*	A portion of the Harbor Small Cap Growth Fund capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at October 31, 2020 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Capital Appreciation Fund	$18,193,653	$18,516,072	$(102,837)	$18,413,235
Harbor Large Cap Value Fund*	1,197,869	364,075	(55,444)	308,631
Harbor Mid Cap Fund	9,962	1,381	(590)	791
Harbor Mid Cap Growth Fund	257,364	90,800	(5,398)	85,402
Harbor Mid Cap Value Fund*	398,120	49,497	(112,095)	(62,598)
Harbor Small Cap Growth Fund*	795,307	195,837	(19,113)	176,724
Harbor Small Cap Value Fund*	1,289,767	502,763	(155,504)	347,259
Harbor Strategic Growth Fund	70,317	33,717	(730)	32,987

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Legal Proceedings
Tribune Company
Harbor Mid Cap Value Fund has been named as a defendant and/or as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No. 12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.
All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. The plaintiffs appealed. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal, affirming the district court’s dismissal of those lawsuits. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, as amended (the “Bankruptcy Code”), their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. Plaintiffs sought rehearing en banc, which the Second Circuit denied. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision, which the shareholder defendants opposed. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe
70

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 6—Legal Proceedings—Continued
harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the court issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The motion was denied on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Harbor Mid Cap Value Fund. Defendants filed an opposition to the certiorari petition on August 26, 2020.
On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss and denied plaintiff’s request to amend the complaint. The Court’s order was not immediately appealable. On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still pending appeal, discussed above. On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation within the following two months. On April 9, 2019, the plaintiff filed a motion to amend the complaint to add constructive fraudulent conveyance claims under federal law against certain shareholder defendants. The court denied the motion to amend on April 23, 2019. On June 13, 2019, the court entered judgment pursuant to Federal Rule of Civil Procedure 54(b). On July 12, 2019, Plaintiff filed a notice of appeal with respect to the dismissal of his intentional fraudulent conveyance claim and the District Court’s denial of his motion for leave to amend. Plaintiff filed an opening brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff’s reply brief was filed on May 18, 2020. The Court held oral argument on August 24, 2020.
None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299,000. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262,000. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.
Note 7—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
71

Harbor Domestic Equity Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Capital Appreciation Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Fund, Harbor Mid Cap Growth Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Value Fund, and Harbor Strategic Growth Fund (collectively referred to as the “Funds”), (eight of the funds constituting Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting Harbor Funds) at October 31, 2020, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund comprising the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Capital Appreciation Fund Harbor Large Cap Value Fund Harbor Mid Cap Growth Fund Harbor Mid Cap Value Fund Harbor Small Cap Growth Fund Harbor Small Cap Value Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the five years in the period ended October 31, 2020
Harbor Mid Cap Fund	For the period from December 1, 2019 (inception) through October 31, 2020
Harbor Strategic Growth Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the three years in the period ended October 31, 2020, the period from July 1, 2017 through October 31, 2017, and the period from July 1, 2016 to June 30, 2017*

*	The financial highlights for the Harbor Strategic Growth Fund for the periods presented through June 30, 2016, were audited by other auditors whose report dated August 26, 2016, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Harbor Funds investment companies since 2000.
Chicago, Illinois
December 21, 2020
72

Harbor Domestic Equity Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020
Harbor Capital Appreciation Fund
Retirement Class	0.58%
Actual		$3.35	$1,000	$1,291.37
Hypothetical (5% return)		2.95	1,000	1,022.15
Institutional Class	0.66%
Actual		$3.80	$1,000	$1,290.73
Hypothetical (5% return)		3.35	1,000	1,021.74
Administrative Class	0.91%
Actual		$5.23	$1,000	$1,289.07
Hypothetical (5% return)		4.62	1,000	1,020.45
Investor Class	1.03%
Actual		$5.93	$1,000	$1,288.33
Hypothetical (5% return)		5.23	1,000	1,019.83
73

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020
Harbor Large Cap Value Fund
Retirement Class	0.61%
Actual		$3.31	$1,000	$1,153.29
Hypothetical (5% return)		3.10	1,000	1,021.99
Institutional Class	0.69%
Actual		$3.74	$1,000	$1,152.88
Hypothetical (5% return)		3.51	1,000	1,021.58
Administrative Class	0.94%
Actual		$5.09	$1,000	$1,151.41
Hypothetical (5% return)		4.77	1,000	1,020.29
Investor Class	1.06%
Actual		$5.73	$1,000	$1,150.61
Hypothetical (5% return)		5.38	1,000	1,019.67
Harbor Mid Cap Fund
Retirement Class	0.80%
Actual		$4.40	$1,000	$1,191.44
Hypothetical (5% return)		4.06	1,000	1,021.01
Institutional Class	0.88%
Actual		$4.84	$1,000	$1,190.32
Hypothetical (5% return)		4.47	1,000	1,020.60
Investor Class	1.25%
Actual		$6.87	$1,000	$1,188.28
Hypothetical (5% return)		6.34	1,000	1,018.69
Harbor Mid Cap Growth Fund
Retirement Class	0.79%
Actual		$4.72	$1,000	$1,406.96
Hypothetical (5% return)		3.96	1,000	1,021.07
Institutional Class	0.87%
Actual		$5.20	$1,000	$1,406.56
Hypothetical (5% return)		4.37	1,000	1,020.65
Administrative Class	1.12%
Actual		$6.71	$1,000	$1,405.18
Hypothetical (5% return)		5.63	1,000	1,019.36
Investor Class	1.24%
Actual		$7.43	$1,000	$1,403.70
Hypothetical (5% return)		6.24	1,000	1,018.75
Harbor Mid Cap Value Fund
Retirement Class	0.80%
Actual		$4.31	$1,000	$1,145.68
Hypothetical (5% return)		4.06	1,000	1,021.01
Institutional Class	0.88%
Actual		$4.74	$1,000	$1,145.68
Hypothetical (5% return)		4.47	1,000	1,020.60
Administrative Class	1.13%
Actual		$6.09	$1,000	$1,143.43
Hypothetical (5% return)		5.74	1,000	1,019.31
Investor Class	1.25%
Actual		$6.73	$1,000	$1,143.64
Hypothetical (5% return)		6.34	1,000	1,018.69
74

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020
Harbor Small Cap Growth Fund
Retirement Class	0.80%
Actual		$4.59	$1,000	$1,283.06
Hypothetical (5% return)		4.06	1,000	1,021.01
Institutional Class	0.88%
Actual		$5.04	$1,000	$1,282.59
Hypothetical (5% return)		4.47	1,000	1,020.60
Administrative Class	1.13%
Actual		$6.48	$1,000	$1,281.00
Hypothetical (5% return)		5.74	1,000	1,019.31
Investor Class	1.25%
Actual		$7.16	$1,000	$1,280.42
Hypothetical (5% return)		6.34	1,000	1,018.69
Harbor Small Cap Value Fund
Retirement Class	0.80%
Actual		$4.31	$1,000	$1,146.69
Hypothetical (5% return)		4.06	1,000	1,021.01
Institutional Class	0.88%
Actual		$4.74	$1,000	$1,145.60
Hypothetical (5% return)		4.47	1,000	1,020.60
Administrative Class	1.13%
Actual		$6.09	$1,000	$1,144.68
Hypothetical (5% return)		5.74	1,000	1,019.31
Investor Class	1.25%
Actual		$6.73	$1,000	$1,143.76
Hypothetical (5% return)		6.34	1,000	1,018.69
Harbor Strategic Growth Fund
Retirement Class	0.63%
Actual		$3.40	$1,000	$1,144.78
Hypothetical (5% return)		3.20	1,000	1,021.89
Institutional Class	0.71%
Actual		$3.83	$1,000	$1,144.45
Hypothetical (5% return)		3.61	1,000	1,021.48
Administrative Class	0.96%
Actual		$5.18	$1,000	$1,143.26
Hypothetical (5% return)		4.87	1,000	1,020.19
Investor Class	1.08%
Actual		$5.82	$1,000	$1,142.25
Hypothetical (5% return)		5.48	1,000	1,019.57

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
75

Harbor Domestic Equity Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year ended October 31, 2020 as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor Capital Appreciation Fund	100%
Harbor Large Cap Value Fund	100
Harbor Mid Cap Fund	100
Harbor Mid Cap Growth Fund	2
Harbor Mid Cap Value Fund	100
Harbor Small Cap Growth Fund	10
Harbor Small Cap Value Fund	100
Harbor Strategic Growth Fund	100
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the fiscal year ended October 31, 2020:
Amount (000s)
Harbor Capital Appreciation Fund	$3,194,979
Harbor Large Cap Value Fund	4,418
Harbor Mid Cap Growth Fund	57,460
Harbor Mid Cap Value Fund	4,649
Harbor Small Cap Growth Fund	27,423
Harbor Small Cap Value Fund	15,523
Harbor Strategic Growth Fund	2,193
For the fiscal year ended October 31, 2020, each Fund designates up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If a Fund pays a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV.
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2020 will receive a Form 1099-DIV in January 2021 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
76

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers
As of December 2020
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (57) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	36	None
Donna J. Dean (69) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	36	None
Joseph L. Dowling III (56) Trustee	Since 2017	Chair & Special Advisor to the University’s President (2020-Present), Chief Executive Officer (2018-2020), Interim Chief Financial Officer (2019-2020), and Chief Investment Officer (2013-2018), Brown University Investment Office; Chief Executive Officer, Jaws Acquisition Corp. (blank check company, 2020-Present); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	36	Director of Integrated Electrical Services (2012-Present);Director of Third Point RE (2019- Present).
Randall A. Hack (73) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	36	None
Robert Kasdin (62) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Director and Executive Committee Member, The Y in Central Maryland (2018-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	36	Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
77

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (68) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	36	None
Douglas J. Skinner (58) Trustee	Since 2020	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-Present), Interim Dean (2016-2017), University of Chicago Booth School of Business.	36	None
Ann M. Spruill (66) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	36	None
INTERESTED TRUSTEE
Charles F. McCain (51)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director and Chairperson (2019-Present), Harbor Trust Company, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.; and Chief Compliance Officer, Harbor Funds (2004-2017).	36	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (45) Chief Compliance Officer	Since 2017	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director and Secretary (2019-Present), Harbor Trust Company, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.; and AML Compliance Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds.
Anmarie S. Kolinski (49) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Director and Treasurer (2019-Present), Harbor Trust Company, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Kristof M. Gleich (41) Vice President	Since 2019	President (2018-Present) and Chief Investment Officer (2020), Harbor Capital Advisors, Inc.; Director, Vice Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust Company, Inc.; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan Chase & Co.
78

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Gregg M. Boland (57) Vice President	Since 2019	Executive Vice President (2020-Present), Vice President (2019-2020), Harbor Capital Advisors, Inc.; President (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations (2007-2015), Harbor Services Group, Inc.; and Senior Vice President, AML Compliance Officer, and OFAC Officer (2019-Present), Harbor Funds Distributors, Inc.
Diana R. Podgorny (41) Secretary	Since 2018	Senior Vice President and Assistant General Counsel (2020-Present), Vice President and Assistant General Counsel (2017-2020), Harbor Capital Advisors, Inc.; Director and Vice President (2020 – Present), Harbor Trust Company, Inc.; Vice President and Counsel, AMG Funds LLC (2016-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-2017); Assistant Secretary, AMG Funds IV (2010-2017); and Vice President and Counsel, Aston Asset Management, LLC (2010-2016).
Jodie L. Crotteau (48) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and AML/OFAC Officer (2019-Present), Harbor Trust Company, Inc.; Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
Lana M. Lewandowski (41) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (56) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present), Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; Vice President (2020 – Present), Harbor Trust Company, Inc.; and Assurance Executive Director, Ernst & Young LLP (1999-2015).
John M. Paral (52) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
79

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement (“Privacy Statement”) is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. (collectively, “Harbor” “we” or “us”). The measures described in this Privacy Statement reflect the commitments we make to protect the privacy of your personal information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
In the course of providing products and services, we collect personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties, including when you contact Shareholder Services or establish an account with us. This Privacy Statement applies to personal information we collect from those sources unless we inform you otherwise.
The personal information collected may include name, address, email address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, bank account information, location data (depending on your app settings and device permissions), and other information voluntarily provided by you.
We may also collect certain information automatically when you visit us through our website or a mobile application. For example, we may collect technical and navigational information, such as computer browser type, device type, device ID, Internet protocol address, pages visited average time spent on our website and searches performed on our website. We may use this information to alert you to software compatibility issues; to provide you with or improve or websites, applications, products or services; or to provide you with content that may be of interest to you. We use your IP address to help diagnose problems with our server and to administer our website. Your IP address is also used to gather broad demographic information. This information will be used for internal purposes only. We also collect information in the form of log files that record website and app activity and gather statistics about your browsing habits. These entries are generated automatically, and help us to troubleshoot errors, improve performance and maintain the security of our sites and apps. We use “cookies” and similar files that may be placed on your computer or device for security purposes, to facilitate site navigation and to personalize the appearance of our site. We provide more information regarding cookies and other tracking technologies below.
In addition, we may receive personal information about you that you authorize third parties to provide to us. We also may obtain personal information from third-party service providers to verify your identity, to prevent fraud, or to help us identify products and services that may be of interest to you.
The personal information we collect about you may be transferred to or stored by us or our service providers in the United States or elsewhere, as permitted by law.
If you do not wish to provide personal information to us, we may be unable to provide certain products or services to you.

Information Sharing
We disclose personal information with affiliated and non-affiliated parties: (1) as permitted or required by law or regulation; (2) if we believe that is necessary to: comply with applicable laws, regulations, or industry requirements; respond to requests from a legal, regulatory, or governmental authority; enforce legal terms; detect and resolve any fraud or security concerns, and protect the rights, property, and safety of us, our users, or others; (3) in the event of a merger, acquisition or sale of all or substantially all of our assets; or (4) as otherwise described in this Privacy Statement.
Personal information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services (including, without limitation, completing transactions), such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as with other financial institutions. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than those purposes described in this Privacy Statement or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
80

Harbor’s Privacy Statement—Continued

Security
We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, two-factor authentication, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com.

Linking to
Third Parties
When you visit our website and leave to go to another linked site, we are not responsible for the content or availability of the linked site. Please be advised that if you enter into a transaction on the third-party site, we do not represent either the third party or you. Further, the privacy and security policies of the linked site may differ from those practiced by us.

Cookies and Other Technologies
A cookie is a small text file that is stored on your computer, tablet, or device when you visit a website or a mobile application. Cookies usually store small bits of information about you and what you do on that site or application, which are then used to improve your browsing experience. Some cookies are only used during a single visit, while others are saved on your device until your next visit. Harbor Funds and our third-party providers use both types of cookies to make your visits more productive.
If you are concerned about cookies, they can be blocked from your device, or you can set your browser to notify you when they are being used. Use the Help feature of your browser to learn how.
Our website, mobile application, and emails may use a web beacon. A web beacon helps to measure usage and activity and reports that activity back to the system providers. In some cases, a web beacon triggers the placement of a cookie on your device.
We and our service providers use web beacons and cookies to determine things like if and when you open our emails, what type of device, operating system, email program, or web browser you are using, your IP address, and what links you click within our site or email. These things enable us to gauge the effectiveness, relevance, and value of our content and communications.
We use Google Analytics (which uses a web beacon) to collect information about use of our website and mobile application. For more information on opting out of being tracked by Google Analytics, visit https://tools.google.com/dlpage/gaoptout.

Do Not Track
Our third-party vendors may collect information about users across our website. We do not currently have the capability to respond to a web browser that does not track signals or other mechanisms that provide you with the ability to exercise choice regarding the collection of this information.

Changes to this
Privacy Statement
We reserve the right to change or revise this Privacy Statement at any time to reflect changes in the law or our data collection and use practices. New updates to the Privacy Statement will be posted to our website and are include in Harbor Funds’ annual reports to shareholders. Privacy Statement changes will apply to the information collected from the date we post our revised Privacy Statement, as well as to existing information we hold.

Contact Us
If you have any questions or concerns about how we maintain the privacy of your personal information or if you would like to update your personal information on file, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time. You may also write to us at the following postal address:
Harbor Funds
c/o Harbor Services Group, Inc.
PO Box 804660
Chicago, IL 60680-4108
We recommend that you read and retain this notice for your personal files.
Last Updated: December 2020
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82

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.AR.DE.1020

Annual Report
October 31, 2020
Harbor Robeco Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	HRERX	HRETX	HREAX	HRENX
Harbor Robeco Global Conservative Equities Fund	HRGTX	HRGIX	HRGDX	HRGNX
Harbor Robeco International Conservative Equities Fund	HRIRX	HRIEX	HRIMX	HRIVX
Harbor Robeco US Conservative Equities Fund	HRURX	HRUNX	HRUAX	HRUVX
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	HRMEX	HRMTX	HRMNX	HRMOX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
The 2020 fiscal year has been a historic period that will undoubtedly live on in our memories as much as we might like to forget the massive disruptions caused by the coronavirus pandemic and the toll it has taken on human lives.
The period began quietly in investment markets, extending a lengthy stretch of subdued volatility. That relative calm came to a dramatic end in late February when the extent of the pandemic became clear, sending shockwaves across global investment markets. Volatility spiked sharply higher, market liquidity became challenged, and government bond yields plunged in a flight to safety. From its peak on February 19 to its March 23 trough, the S&P 500 tumbled 33.8% for its fastest ever descent into bear-market territory. International markets followed suit, with the MSCI All Country World Ex. US (ND) Index falling 32.9% over the same period. Although U.S. Treasuries served as a ballast during the period, corporate bonds did not escape the sharp selloff, with both investment-grade and high-yield credit indexes experiencing double-digit losses.
Governments and central banks acted swiftly and forcefully to support the global economy with massive fiscal and monetary stimulus. This jolt of liquidity put a floor under markets and set the stage for a sharp rebound. Broad stock and bond indexes gained ground throughout much of the rest of the year, shrugging off concerns about the pandemic, inconsistent policy responses, uncertainty around the U.S. election, and escalating social tensions.
As time marched on, economic data has improved. We see GDP is growing again, unemployment appears to have bottomed, and many market measures ended the fiscal year in positive territory. However, economic and market recovery has been uneven. The re-emergence of volatility has brought about significant dispersion across markets. For example, the difference between the best and worst sectors reached its widest levels in many years. Similarly, growth stocks outperformed value stocks by the widest margin in more than 20 years.
This volatile environment, though challenging, has been welcome news for talented active managers, because it has provided them with more opportunities to add value and distance themselves from the pack. Our research shows that the difference between top performing and bottom performing managers in many categories is at its highest level in 20 years.
Harbor believes there are many ways to seek to reach long-term financial goals. Drawing upon experienced portfolio managers who stay true to a strategy grounded in enduring investment principles is one way we believe offers the potential to achieve positive outcomes over time. Even though volatility is likely to be with us for some time to come, we are confident that all our subadvisers continue to strive to skillfully execute their strategies to benefit shareholders over the long haul.
It is important to acknowledge that while market gyrations provide opportunities for skillful professional managers, they can pose behavioral challenges for the rest of us. The sharp selloff in the first quarter was enough to test the mettle of the calmest investor. However, those who stayed the course and stuck to their long-term plans likely benefitted from the sharp recovery that followed. We will look back on this period as a time that underscored the value of thoughtful active management and timeless investment principles such as diversification, discipline, and a long-term view.
I hope that you and your families continue to fare well during these ongoing challenging times. Thank you for your continued investment in Harbor Funds.
December 21, 2020

Charles F. McCain
Chairman
1

Harbor Robeco Conservative Equity Funds
Manager’s Commentary (Unaudited)

Subadviser
Robeco Institutional Asset Management US Inc.
230 Park Avenue
Suite 3330
New York, NY 10169
Portfolio Managers
Pim van Vliet, PhD
Since 2019
Arlette van Ditshuizen
Since 2019
Maarten Polfliet, CEFA
Since 2019
Jan Sytze Mosselaar, CFA
Since 2019
Arnoud Klep
Since 2019
Yaowei Xu*
Since 2019
Robeco Institutional Asset Management US Inc. has subadvised the Funds since 2019.
Investment Objective
The Funds seek long-term growth of capital.
Pim van Vliet, PhD

Arlette van Ditshuizen

Maarten Polfliet, CEFA

Jan Sytze Mosselaar, CFA

Arnoud Klep

Yaowei Xu

Management’s Discussion of
Fund Performance
Market Review
Equities around the globe ended 2019 with a strong rally in the month of December. The MSCI World (ND) Index rose 3%, as energy stocks profited from a double-digit rise in oil prices. Moreover, Apple rose another 10% in December, bringing its meteoric 2019 rise to 89%. The Industrials sector was hit by the 11% decline in Boeing’s stock price as the company remained under siege. Emerging markets outperformed developed markets as the South Korean and Chinese equity markets had a good month, mainly in the Information Technology sector, making it the strongest sector in emerging markets.
The first quarter of 2020 is one for the history books, mainly due to the weak second half of February and the steep sell-off in March. The MSCI World (ND) Index experienced its worst first quarter of the year since the index started in 1969, making it the third worst quarter ever for the index. Sector return dispersion was high. Growth-like Health Care and Information Technology sectors fared much better than the value-like Financials and Energy sectors, hit by a decline in interest rates and a collapse in oil prices, respectively. The MSCI Emerging Markets (ND) Index experienced its worst first quarter of the year since the index started in 1988 and its fourth weakest quarter overall. China was the best major market, with a 10% decline in local returns, as index heavyweights Tencent and Alibaba fared relatively well. Contrarily, commodity-heavy markets such as Brazil tanked, also under the pressure of a weaker currency.
Markets recovered strongly after the steep sell-off in March, as the massive fiscal stimulus packages around the world and the gradual unlocking of large parts of the world have made investors hopeful that the global recession will be sharp but relatively short. In this recovery, cyclical sectors such as Information Technology and Consumer Discretionary took the lead, rising around 30% in local terms, while defensive sectors such as Utilities and Consumer Staples could only show single-digit returns in the second quarter of 2020. This led low-risk strategies, including Conservative Equities, to lag the market. An underweight in the large three tech trillionaires, Amazon, Microsoft, and Apple, had a particularly strong impact on relative performance. Like developed markets, emerging markets showed a strong recovery in the second quarter. Large Asian markets, such as Taiwan, South Korea, and China, gradually restarted their economies, benefiting Asian stock markets. In general, cyclical stocks such as the large online names clearly outperformed defensive stocks such as telecom and utility stocks.
The third quarter of 2020 was a positive period for global equity markets, although most gains were posted in the first half of the quarter. Market sentiment was alternating between hope and fear. The main positive impact on the market came from the ongoing fiscal and monetary stimulus and optimistic earnings revisions, and the main negative impact remains uncertainty about the trajectory of COVID-19, as parts of Europe started going through a second wave. The tech rally continued in July and August, but clearly faltered in September. Overall, cyclical growth sectors such as Consumer Discretionary, Information Technology, Materials and Industrials posted double-digit returns, causing low-risk strategies, which are typically underweight in these high-beta sectors, to lag the market. Value-like sectors such as Financials and especially the Energy sector struggled, with the big oil stocks losing on average 20% of their market value. Within emerging markets, stock and sector return dispersion were high, with technology

*	Yaowei Xu co-manages the Harbor Robeco Emerging Markets Conservative Equities Fund only.
2

Harbor Robeco Conservative Equity Funds
Manager’s Commentary—Continued

and e-commerce platforms showing, again, stellar returns. As a result, low-risk, value and high dividend strategies lagged the market in the third quarter.
After the brief sell-off of the “Big Tech” in September and a positive start of the month, volatility continued in primarily the second part of October. Regional differences were large: the MSCI Emerging Markets (ND) Index rose 1.5% in local terms, the S&P 500 lost 2.8%, while the MSCI Europe index declined 5.3%. Oil prices dropped in value, leading to the Energy sector being the worst-performing sector. Several stocks in the Information Technology sector declined sharply after their earnings release. Moreover, Apple had a second consecutive negative month, after releasing weak earnings on the last day of the month. On the positive side, Facebook, Alphabet, Alibaba, and Tencent rebounded after their September losses. The plagued industrial conglomerate General Electric unexpectedly reported a profit over the third quarter. Return dispersion was unusually high in the Utilities sector, with positive returns for several large U.S. utility stocks and declines for most European utility companies.
Performance
Emerging Markets Conservative Equities
Since inception on December 1, 2019 until October 31, 2020, Harbor Robeco Emerging Markets Conservative Equities Fund returned -6.48% (Retirement Class), -6.48% (Institutional Class) and -6.81% (Investor Class) while the MSCI Emerging Markets (ND) Index returned 8.40%. Regrettably, the Fund did not provide risk reduction in the negative market environment in the first quarter of 2020 and it lagged in the subsequent market recovery. From a factor perspective, all three of our main factor themes - low-risk, valuation, and momentum - contributed negatively to the relative returns. The main reasons for the underperformance came from poor selection in China, mainly not holding Tencent and having an underweight in Alibaba. Both index heavyweights outperformed the broader market index as they saw an increase in their products and services - video games, online shopping, working from home platforms. In terms of sectors, an underweight in Consumer Discretionary and an overweight in Utilities had the largest negative contribution. On the positive side, the strategy profited from positive stock selection effects within the Financials and Materials sector.
Global Conservative Equities
Since inception on December 1, 2019 until October 31, 2020, Harbor Robeco Global Conservative Equities Fund returned -9.48% (Retirement Class), -9.48% (Institutional Class) and -9.81% (Investor Class) while the MSCI World (ND) Index returned 1.54%. There are three main reasons for the underperformance of the Fund. The first reason is that the Fund held “lockdown-sensitive” groups of normally low-risk stocks, which suffered from the specific effects of the pandemic and the series of lockdowns around the world. These include retail and diversified REITs and retail and restaurants chains. Some insurance stocks have also been hit by lockdowns in multiple ways, including business interruption insurance, real estate insurance, workers compensation schemes and the cancellation of events. Second, our underweight in “online” stocks has been a major headwind, as many of these stocks profited from the move to online (cloud) services and shopping. The most emblematic examples are the U.S. tech giants Amazon, Microsoft and Apple, but many other fast-growing expensive stocks such as Adobe, NVIDIA, Netflix, Tesla and PayPal have also been performing well. Third, the concentration of securities in the Index as compared to the Fund also detracted from the Fund’s relative performance.
International Conservative Equities
Since inception on December 1, 2019 until October 31, 2020, Harbor Robeco International Conservative Equities Fund returned -7.84% (Retirement Class), -7.94% (Institutional Class) and -8.27% (Investor Class) while the MSCI EAFE (ND) Index returned -7.90%. The Fund started 2020 strongly, with an outperformance of 2.81% in January and a further outperformance of 0.50% in February. However, regrettably, the Fund did not provide risk reduction in the negative market environment in March, but it kept up with the market well in the subsequent recovery. From a factor perspective, valuation factors contributed negatively to the relative returns, while low-risk and momentum factors contributed positively, thus offsetting the impact of value. Since inception of the Fund, an underweight in the U.K., and positive selection in Australia and the U.K. contributed most positively, while selection in Japan had the largest negative impact. In terms of sectors, most positive effects came from favorable selection within Consumer Stapes and Financials. An overall underweight in Energy and an overweight in Utilities had the largest positive impact on relative returns.
US Conservative Equities
Since inception on December 1, 2019 until October 31, 2020, Harbor Robeco US Conservative Equities Fund returned -10.82% (Retirement Class), -10.92% (Institutional Class) and -11.15% (Investor Class) while the S&P 500 Index returned 5.87%. There are three main reasons for the underperformance of the Fund. The first reason is that the Fund held “lockdown-sensitive” groups of normally low-risk stocks, which suffered from the specific effects of the pandemic and the series of lockdowns around the world. These include retail and diversified REITs and retail and restaurants chains. Some insurance stocks have also been hit by lockdowns in multiple ways, including business interruption insurance, real estate insurance, workers compensation schemes and the cancellation of (sports) events. Second, our underweight in “online” stocks has been a major headwind, as
3

Harbor Robeco Conservative Equity Funds
Manager’s Commentary—Continued

many of these stocks profited from the move to online (cloud) services and shopping. The most emblematic examples are the U.S. tech giants Amazon, Microsoft and Apple, but many other fast-growing expensive stocks such as Adobe, NVIDIA, Netflix, Tesla and PayPal have also been performing well. Third, the concentration of securities in the Index as compared to the Fund also detracted from the Fund’s relative performance.
Outlook
Markets have recovered quite strongly from the March 2020 sell-off, and the trillion-dollar question is whether the bull run will continue or whether a second sell-off is imminent. Bears point to the unprecedented effects of the COVID-19 lockdowns and their lasting economic consequences. Global trade will remain impaired, as part of the demand lost will never come back. Higher unemployment and a negative feedback loop can cause the recession to last much longer than expected. In such a scenario, defensive stocks tend to outperform cyclical stocks which are more sensitive to overall economic conditions. Moreover, bearish investors will point to the risks of the unprecedented monetary and fiscal stimulus and to other risks looming on the horizon, such as the break-up of Big Tech or higher corporate tax rates in the U.S.
Bulls point to the massive stimulus packages initiated by central banks and governments around the world, and to the lack of alternatives given low interest rates globally. Moreover, many large companies have been relatively unaffected by COVID-19 so far. If the bulls are right, markets will continue to rise and low-risk strategies typically lag.
A third scenario is a volatile market without clear direction. Economic and earnings data might provide a mixed picture from time to time and investor’s sentiment will alternate between hope and fear. Moreover, in case of further disappointing economic news central banks and governments will be inclined to step up their efforts to mitigate any COVID-19 related fallout, creating an uncertain balancing act for equity markets. Historically, in such a muddle-through scenario, low-risk stocks tend to do well by losing less in the down periods.

All international and global returns are in U.S. Dollars.
This report contains the current opinions of Robeco Institutional Asset Management US Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
The Fund focuses on defensive-oriented (conservative) stocks, which typically lag the stock market during strong market rallies. In addition, such stocks may underperform the market during periods of rising interest rates. There is no guarantee that the investment process will be successful in lowering volatility of the Fund’s returns or protecting the Fund from market declines.
4

Harbor Robeco Emerging Markets Conservative Equities Fund
Fund Summary —October 31, 2020 (Unaudited)

REGION BREAKDOWN (% of investments)
FUND PERFORMANCE
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI Emerging Markets (ND). The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 12/01/2019 through 10/31/2020
TOTAL RETURNS For the periods ended 10/31/2020	1 Year	5 Years	Unannualized
			Life of Fund
Harbor Robeco Emerging Markets Conservative Equities Fund
Retirement Class[1]	N/A	N/A	-6.48%
Institutional Class[1]	N/A	N/A	-6.48
Investor Class[1]	N/A	N/A	-6.81
Comparative Index
MSCI Emerging Markets (ND)[1]	N/A	N/A	8.40%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.75% (Net) and 6.31% (Gross) Retirement Class; 0.83% (Net) and 6.39% (Gross) Institutional Class; and 1.20% (Net) and 6.76% (Gross) Investor Class. The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 10/31/2020.
5

Harbor Robeco Emerging Markets Conservative Equities Fund
Portfolio of Investments—October 31, 2020

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.4%
Shares		Value
AUTO COMPONENTS—1.5%
5,275	Shandong Linglong Tyre Co. Ltd. (China)	$ 23
5,400	Weifu High Technology Group Ltd. (China)	21
		44
AUTOMOBILES—2.4%
766	KIA Motors Corp. (South Korea)	34
10,785	Tofas Turk Otomobil Fabrikasi AS (Turkey)	35
		69
BANKS—17.4%
73,000	Agricultural Bank of China Ltd. (China)	25
18,700	Bank of Beijing Co. Ltd. (China)	13
193,000	Bank of China Ltd. (China)	61
40,000	Bank of Communications Co. Ltd. (China)	20
29,120	Chang Hwa Commercial Bank Ltd. (Taiwan)	17
47,000	China Citic Bank Corp. Ltd. (China)	19
74,000	China Construction Bank Corp. (China)	51
29,000	China Everbright Bank Co. Ltd. (China)	10
55,500	China Minsheng Banking Corp Ltd. (China)	30
36,000	CTBC Financial Holding Co. Ltd. (Taiwan)	23
29,151	E.Sun Financial Holding Co. Ltd. (Taiwan)	25
30,900	First Financial Holding Co. Ltd. (Taiwan)	22
500	Hana Financial Group Inc. (South Korea)	13
29,568	Hua Nan Financial Holdings Co Ltd. (Taiwan)	18
18,000	Huaxia Bank Co. Ltd. (China)	16
409	KB Financial Group Inc. (South Korea)	15
9,800	Kiatnakin Bank PCL NVDR (Thailand)[1]	12
6,300	Malayan Banking BHD (Malaysia)	11
16,460	Masraf Al Rayan Q.S.C (Qatar)	19
49,000	Postal Savings Bank of China (China)[2]	24
484	Shinhan Financial Group Co. Ltd. (South Korea)	13
32,000	SinoPac Financial Holdings Co. Ltd. (Taiwan)	12
26,601	Taishin Financial Holding Co. Ltd. (Taiwan)	12
27,810	Taiwan Cooperative Financial Holding Co. Ltd. (Taiwan)	19
11,700	Thanachart Capital PCL NVDR (Thailand)[1]	10
		510
BEVERAGES—0.9%
3,000	Arca Continental SAB de CV (Mexico)	13
404	Hite Jinro Co. Ltd. (South Korea)	12
		25
CHEMICALS—0.5%
9,000	Taiwan Fertilizer Co. Ltd. (Taiwan)	16
COMMERCIAL SERVICES & SUPPLIES—1.7%
8,000	Country Garden Services Holdings Co. Ltd. (China)	50
CONSTRUCTION & ENGINEERING—0.5%
17,400	China National Chemical Engineering Co. Ltd. (China)	14
CONSTRUCTION MATERIALS—3.4%
4,500	Anhui Conch Cement Co. Ltd. (China)	28
12,000	Asia Cement Corp. (Taiwan)	17
22,000	China Resources Cement Holdings Ltd. (China)	29
17,850	Taiwan Cement Corp (Taiwan)	26
		100
DIVERSIFIED TELECOMMUNICATION SERVICES—3.6%
7,000	Chunghwa Telecom Co. Ltd. (Taiwan)	26
31,700	Digital Telecommunications Infrastructure Fund (Thailand)	13
1,715	Hellenic Telecommunications Organization SA (Greece)	23
2,097	KT Corp. ADR (South Korea)[1]	20
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
48,200	Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	$ 8
20,330	Turk Telekomunikasyon AS (Turkey)	16
		106
ELECTRIC UTILITIES—1.6%
1,667	Cia Paranaense de Energia ADR (Brazil)*,1	18
5,700	Transmissora Alianca de Energia Eletrica SA (Brazil)*	28
		46
ELECTRICAL EQUIPMENT—1.7%
3,700	WEG SA (Brazil)*	49
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.5%
7,000	Foxconn Technology Co. Ltd. (Taiwan)	12
7,000	Hon Hai Precision Industry Co. Ltd. (Taiwan)	19
9,000	Synnex Technology International Corp (Taiwan)	14
		45
ENTERTAINMENT—1.7%
560	NetEase Inc. ADR (China)[1]	49
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.4%
15,023	Fortress REIT Ltd. (South Africa)	12
FOOD & STAPLES RETAILING—2.0%
2,925	Bim Birlesik Magazalar AS (Turkey)	23
15,400	Wal-Mart de Mexico SAB de CV (Mexico)	37
		60
FOOD PRODUCTS—2.6%
2,200	Gruma SAB de CV (Mexico)	23
1,800	Henan Shuanghui Investment & Development Co Ltd. (China)	13
77	NongShim Co. Ltd. (South Korea)	20
30,000	Want Want China Holdings Ltd. (China)	20
		76
HEALTH CARE EQUIPMENT & SUPPLIES—1.7%
8,000	Shandong Weigao Group Medical Polymer Co Ltd. (China)	16
16,500	Top Glove Corp. BHD (Malaysia)	34
		50
HEALTH CARE PROVIDERS & SERVICES—0.8%
3,250	Al Hammadi Co. For Development And Investment (Saudi Arabia)*	24
HOTELS, RESTAURANTS & LEISURE—1.9%
1,175	Saudi Airlines Catering Co. (Saudi Arabia)	24
598	Yum China Holdings Inc. (China)	32
		56
HOUSEHOLD DURABLES—1.2%
2,200	Joyoung Co. Ltd. (China)	12
327	LG Electronics Inc. (South Korea)	24
		36
HOUSEHOLD PRODUCTS—0.4%
8,000	Kimberly-Clark de Mexico SAB de CV (Mexico)	12
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—1.1%
5,100	AES Tiete Energia SA (Brazil)	13
7,100	China Yangtze Power Co. Ltd. (China)	20
		33

6

Harbor Robeco Emerging Markets Conservative Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INDUSTRIAL CONGLOMERATES—1.3%
22,000	CITIC Ltd. (China)	$ 16
73,845	Dogan Sirketler Grubu Holding AS (Turkey)	21
		37
INSURANCE—1.3%
3,300	BB Seguridade Participacoes SA (Brazil)	14
17,000	Fubon Financial Holding Co. Ltd. (Taiwan)	24
		38
INTERACTIVE MEDIA & SERVICES—1.2%
116	Kakao Corp (South Korea)	34
INTERNET & DIRECT MARKETING RETAIL—3.9%
378	Alibaba Group Holding Ltd. ADR (China)*,1	115
IT SERVICES—2.9%
5,856	Infosys Ltd. ADR (India)[1]	84
MARINE—0.4%
7,000	MISC BHD (Malaysia)	11
MEDIA—0.5%
9,600	China South Publishing & Media Group Co Ltd. (China)	15
METALS & MINING—4.0%
17,800	Baoshan Iron + Steel Co. (China)	14
674	Kumba Iron Ore Ltd. (South Africa)	20
1,228	MMC Norilsk Nickel PJSC ADR (Russia)[1]	29
410	Polyus PJSC GDR (Russia)[1]	40
907	Severstal PJSC GDR (Russia)[1]	13
		116
OIL, GAS & CONSUMABLE FUELS—5.8%
20,500	China Shenhua Energy Co. Ltd. (China)	36
32,000	CNOOC Ltd. (China)	29
5,792	Gazprom PJSC ADR (Russia)[1]	22
680	LUKOIL PJSC ADR (Russia)[1]	35
168	Novatek PJSC GDR (Russia)[1]	20
18,126	Qatar Gas Transport Co. Ltd. (Qatar)	13
477	Tatneft PJSC ADR (Russia)[1]	15
		170
PHARMACEUTICALS—1.1%
246	Dr. Reddy's Laboratories Ltd. ADR (India)[1]	16
4,400	Shandong Buchang Pharmaceuticals Co. Ltd. (China)	16
		32
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.5%
30,483	Aldar Properties PJSC (United Arab Emirates)	22
8,800	Highwealth Construction Corp (Taiwan)	13
6,600	Jinke Properties Group Co. Ltd. (China)	8
		43
ROAD & RAIL—0.6%
17,800	Daqin Railway Co. Ltd. (China)	17
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.4%
4,000	Radiant Opto-Electronics Corp (Taiwan)	16
5,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	75
36,000	United Microelectronics Corp. (Taiwan)	39
		130
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—1.4%
659	Jarir Marketing Co. (Saudi Arabia)	$ 30
1,500	Zhongsheng Group Holdings (China)	11
		41
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—7.2%
5,000	Asustek Computer Inc. (Taiwan)	43
4,000	Chicony Electronics Co. Ltd. (Taiwan)	12
32,000	Compal Electronics Inc. (Taiwan)*	21
11,000	Lite-On Technology Corp. (Taiwan)	18
15,000	Pegatron Corp (Taiwan)	32
11,000	Quanta Computer Inc. (Taiwan)	28
778	Samsung Electronics Co. Ltd. (South Korea)	39
17,000	Wistron Corp. (Taiwan)	17
		210
TRANSPORTATION INFRASTRUCTURE—1.0%
8,000	Jiangsu Expressway Co Ltd. (China)	8
13,099	Shenzhen International Holdings Ltd. (China)	20
		28
WATER UTILITIES—0.6%
12,000	Guangdong Investment Ltd. (China)	18
WIRELESS TELECOMMUNICATION SERVICES—7.8%
3,900	Advanced Info Service PCL NVDR (Thailand)[1]	22
11,500	China Mobile Ltd. (China)	70
7,000	Far EasTone Telecommunications Co Ltd. (Taiwan)*	15
1,732	SK Telecom Co. Ltd. ADR (South Korea)[1]	36
6,000	Taiwan Mobile Co. Ltd. (Taiwan)	20
16,486	Turkcell Iletisim Hizmetleri AS (Turkey)	29
4,741	Vodacom Group Ltd. (South Africa)	36
		228
TOTAL COMMON STOCKS
(Cost $2,901)		2,849

PREFERRED STOCKS—1.3%
BANKS—0.5%
10,000	Itausa - Investimentos Itau SA (Brazil)	16
DIVERSIFIED TELECOMMUNICATION SERVICES—0.8%
3,186	Telefonica Brasil SA ADR (Brazil)*,1	23
TOTAL PREFERRED STOCKS
(Cost $71)		39
TOTAL INVESTMENTS—98.7%
(Cost $2,972)		2,888
CASH AND OTHER ASSETS, LESS LIABILITIES—1.3%		37
TOTAL NET ASSETS—100.0%		$2,925

7

Harbor Robeco Emerging Markets Conservative Equities Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 68	$—	$ 68
Europe	174	147	—	321
Latin America	207	—	—	207
Middle East/Central Asia	100	132	—	232
Pacific Basin	252	1,769	—	2,021
Preferred Stocks
Latin America	39	—	—	39
Total Investments in Securities	$772	$2,116	$—	$2,888
There were no Level 3 investments at October 31, 2020 or December 1, 2019 (inception).
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2020, the aggregate value of these securities was $24 or 1% of net assets.
The accompanying notes are an integral part of the Financial Statements.
8

Harbor Robeco Global Conservative Equities Fund
Fund Summary —October 31, 2020 (Unaudited)

REGION BREAKDOWN (% of investments)
FUND PERFORMANCE
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI World (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 12/01/2019 through 10/31/2020
TOTAL RETURNS For the periods ended 10/31/2020	1 Year	5 Years	Unannualized
			Life of Fund
Harbor Robeco Global Conservative Equities Fund
Retirement Class[1]	N/A	N/A	-9.48%
Institutional Class[1]	N/A	N/A	-9.48
Investor Class[1]	N/A	N/A	-9.81
Comparative Index
MSCI World (ND) Index[1]	N/A	N/A	1.54%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.40% (Net) and 4.47% (Gross) Retirement Class; 0.48% (Net) and 4.55% (Gross) Institutional Class; and 0.85% (Net) and 4.92% (Gross) Investor Class. The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 10/31/2020.
9

Harbor Robeco Global Conservative Equities Fund
Portfolio of Investments—October 31, 2020

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.4%
Shares		Value
AEROSPACE & DEFENSE—1.1%
110	Lockheed Martin Corp. (United States)	$ 38
AUTOMOBILES—0.4%
200	Toyota Motor Corp. (Japan)	13
BANKS—4.4%
1,575	Investors Bancorp Inc. (United States)	13
588	JPMorgan Chase & Co. (United States)	58
668	National Bank of Canada (Canada)	32
144	PNC Financial Services Group Inc. (United States)	16
2,219	Skandinaviska Enskilda Banken AB (Sweden)*	19
561	Sydbank AS (Denmark)*	10
		148
BEVERAGES—1.6%
2,697	Coca-Cola Amatil Ltd. (Australia)	24
229	PepsiCo Inc. (United States)	30
		54
BIOTECHNOLOGY—3.2%
145	Amgen Inc. (United States)	31
118	Biogen Inc. (United States)*	30
608	Gilead Sciences Inc. (United States)	35
79	United Therapeutics Corp. (United States)*	11
		107
CAPITAL MARKETS—5.9%
580	Artisan Partners Asset Management Inc. (United States)	23
340	ASX Ltd. (Australia)	19
1,165	CI Financial Corp (Canada)	13
481	Flow Traders (Netherlands)[1]	16
1,221	IGM Financial Inc. (Canada)	27
4,500	Nomura Holdings Inc. (Japan)	20
2,800	Singapore Exchange Ltd. (Singapore)	18
268	T Rowe Price Group Inc. (United States)	34
749	Virtu Financial Inc. (United States)	16
896	Waddell & Reed Financial Inc. (United States)	14
		200
COMMUNICATIONS EQUIPMENT—1.3%
1,236	Cisco Systems Inc. (United States)	44
CONSTRUCTION & ENGINEERING—0.9%
1,532	Skanska AB Class B (Sweden)	29
CONTAINERS & PACKAGING—0.7%
655	Silgan Holdings Inc. (United States)	23
DISTRIBUTORS—0.4%
276	D'ieteren SA (Belgium)	14
DIVERSIFIED FINANCIAL SERVICES—0.4%
694	Plus500 Ltd. (United Kingdom)	13
DIVERSIFIED TELECOMMUNICATION SERVICES—5.5%
983	AT&T Inc. (United States)	27
1,307	Deutsche Telekom AG (Germany)	20
12,000	HKT Trust & HKT Ltd Stapled Security (Hong Kong)	15
6,295	Spark New Zealand Ltd. (New Zealand)	19
39	Swisscom AG (Switzerland)	20
4,315	Telia Co. AB (Sweden)	16
1,248	Verizon Communications Inc. (United States)	71
		188
COMMON STOCKS—Continued
Shares		Value
ELECTRIC UTILITIES—3.9%
685	Endesa SA (Spain)	$ 18
2,082	Enel SpA (Italy)	17
981	Hydro One Ltd. (Canada)[1]	21
2,347	Iberdrola SA (Spain)	28
307	Southern Co. (United States)	18
1,790	SSE PLC (United Kingdom)	29
		131
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.6%
992	Easterly Government Properties Inc. (United States)	21
1,308	Lexington Realty Trust (United States)	13
6,700	Mapletree Industrial Trust (Singapore)*	15
7	Nippon ProLogis REIT Inc. (Japan)*	23
311	Terreno Realty Corp (United States)	17
		89
FOOD & STAPLES RETAILING—4.9%
1,546	Koninklijke Ahold Delhaize NV (Netherlands)	42
610	Kroger Co. (United States)	20
428	Metro Inc. (Canada)	20
839	Sprouts Farmers Market Inc. (United States)*	16
400	Sundrug Co. Ltd. (Japan)	15
250	Walmart Inc. (United States)	35
759	Woolworths Group Ltd. (Australia)	20
		168
FOOD PRODUCTS—4.7%
666	B&G Foods Inc. (United States)	18
811	Flowers Foods Inc. (United States)	19
359	General Mills Inc. (United States)	21
404	Hormel Foods Corp. (United States)	20
163	JM Smucker Co. (United States)	18
200	Nissin Foods Holdings Co. Ltd. (Japan)	17
3,989	Orkla ASA (Norway)	38
302	Tootsie Roll Industries Inc. (United States)	9
		160
GAS UTILITIES—0.6%
3,797	Snam SpA (Italy)	19
HEALTH CARE PROVIDERS & SERVICES—0.7%
288	DaVita Inc. (United States)*	25
HOUSEHOLD DURABLES—3.8%
193	Garmin Ltd. (United States)	20
173	Helen of Troy Ltd. (United States)*	33
909	Persimmon plc (United Kingdom)	28
471	PulteGroup Inc. (United States)	19
1,700	Sekisui House Ltd. (Japan)	28
		128
HOUSEHOLD PRODUCTS—4.1%
105	Clorox Co. (United States)	22
438	Procter & Gamble Co. (United States)	60
655	Reckitt Benckiser Group plc (United Kingdom)	57
		139
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.6%
6,304	Meridian Energy Ltd. (New Zealand)	22
INSURANCE—8.1%
510	Admiral Group plc (United Kingdom)	18
312	Ageas (Belgium)	12

10

Harbor Robeco Global Conservative Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
104	Allianz SE (Germany)	$ 18
327	Allstate Corp. (United States)	29
200	AMERISAFE Inc. (United States)	12
1,665	Gjensidige Forsikring ASA (Norway)	32
774	Great-West Lifeco Inc. (Canada)	16
114	Intact Financial Corp. (Canada)	12
139	Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	32
437	Sun Life Financial Inc. (Canada)	17
618	The Progressive Corp. (United States)	57
56	Zurich Insurance Group AG (Switzerland)	19
		274
INTERNET & DIRECT MARKETING RETAIL—1.2%
853	eBay Inc. (United States)	41
IT SERVICES—6.1%
218	Akamai Technologies Inc. (United States)*	21
503	Amdocs Ltd. (United States)	28
134	CACI International Inc. (United States)*	28
300	Fujitsu Ltd. (Japan)	35
174	Jack Henry + Associates Inc. (United States)	26
228	ManTech International Corp. (United States)	15
900	Nomura Research Institute Ltd. (Japan)	27
1,457	Western Union Co. (United States)	28
		208
LEISURE PRODUCTS—0.9%
500	Sankyo Co. Ltd. (Japan)	13
287	Sturm Ruger & Co. Inc. (United States)	19
		32
LIFE SCIENCES TOOLS & SERVICES—0.5%
711	Luminex Corp. (United States)	16
METALS & MINING—0.9%
2,377	Fortescue Metals Group Ltd. (Australia)	29
MULTILINE RETAIL—4.2%
336	Canadian Tire Corp. (Canada)	38
265	Dollar General Corp. (United States)	55
178	Target Corp (United States)	27
707	Wesfarmers Ltd. (Australia)	23
		143
MULTI-UTILITIES—1.7%
1,346	AGL Energy Ltd. (Australia)	12
274	Dominion Energy Inc. (United States)	22
4,113	Hera SpA (Italy)	13
938	National Grid plc (United Kingdom)	11
		58
PHARMACEUTICALS—5.5%
182	Eli Lilly and Co. (United States)	24
1,229	GlaxoSmithKline plc (United Kingdom)	20
COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—Continued
382	Merck & Co. Inc. (United States)	$ 29
1,793	Pfizer Inc. (United States)	64
154	Roche Holding AG (Switzerland)	49
		186
PROFESSIONAL SERVICES—0.6%
270	Thomson Reuters Corp (Canada)	21
		21
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.4%
174	Swiss Prime Site AG (Switzerland)	15
ROAD & RAIL—0.4%
4,694	Aurizon Holdings Ltd. (Australia)	12
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.9%
614	Intel Corp. (United States)	27
498	Texas Instruments Inc. (United States)	72
		99
SOFTWARE—4.9%
71	Check Point Software Technologies Ltd. (Israel)*	8
83	Citrix Systems Inc. (United States)	9
364	Microsoft Corp. (United States)	74
858	Oracle Corp. (United States)	48
63	Zoom Video Communications Inc. (United States)*	29
		168
SPECIALTY RETAIL—3.5%
23	AutoZone Inc. (United States)*	26
439	Best Buy Co. Inc. (United States)	49
711	JB Hi-Fi Ltd. (Australia)	24
171	Murphy USA Inc. (United States)	21
		120
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.3%
720	Apple Inc. (United States)	79
718	Seagate Technology plc (United States)	34
		113
TRADING COMPANIES & DISTRIBUTORS—0.6%
900	ITOCHU Corp. (Japan)	22
WIRELESS TELECOMMUNICATION SERVICES—1.0%
1,300	KDDI Corp. (Japan)	35
TOTAL COMMON STOCKS
(Cost $3,452)		3,344
TOTAL INVESTMENTS—98.4%
(Cost $3,452)		3,344
CASH AND OTHER ASSETS, LESS LIABILITIES—1.6%		56
TOTAL NET ASSETS—100.0%		$3,400

11

Harbor Robeco Global Conservative Equities Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ —	$ 673	$—	$ 673
Middle East/Central Asia	8	—	—	8
North America	2,163	—	—	2,163
Pacific Basin	—	500	—	500
Total Investments in Securities	$2,171	$1,173	$—	$3,344
There were no Level 3 investments at October 31, 2020 or December 1, 2019 (inception).
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2020, the aggregate value of these securities was $37 or 1% of net assets.
The accompanying notes are an integral part of the Financial Statements.
12

Harbor Robeco International Conservative Equities Fund
Fund Summary —October 31, 2020 (Unaudited)

REGION BREAKDOWN (% of investments)
FUND PERFORMANCE
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE (ND). The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 12/01/2019 through 10/31/2020
TOTAL RETURNS For the periods ended 10/31/2020	1 Year	5 Years	Unannualized
			Life of Fund
Harbor Robeco International Conservative Equities Fund
Retirement Class[1]	N/A	N/A	-7.84%
Institutional Class[1]	N/A	N/A	-7.94
Investor Class[1]	N/A	N/A	-8.27
Comparative Index
MSCI EAFE (ND)	N/A	N/A	-7.90%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.45% (Net) and 4.58% (Gross) Retirement Class; 0.53% (Net) and 4.66% (Gross) Institutional Class; and 0.90% (Net) and 5.03% (Gross) Investor Class. The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 10/31/2020.
13

Harbor Robeco International Conservative Equities Fund
Portfolio of Investments—October 31, 2020

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.8%
Shares		Value
AEROSPACE & DEFENSE—0.5%
2,839	BAE Systems plc (United Kingdom)	$ 15
AIR FREIGHT & LOGISTICS—0.7%
1,384	Bpost SA (Belgium)*	12
3,475	CTT-Correios de Portugal SA (Portugal)*	9
		21
AUTOMOBILES—1.6%
700	Toyota Motor Corp. (Japan)	46
BANKS—2.4%
1,202	DNB ASA (Norway)	16
1,670	Mizuho Financial Group Inc. (Japan)	20
2,454	Skandinaviska Enskilda Banken AB (Sweden)*	21
563	Sydbank AS (Denmark)	10
		67
BEVERAGES—1.9%
147	Carlsberg AS (Denmark)	18
4,081	Coca-Cola Amatil Ltd. (Australia)	36
		54
BUILDING PRODUCTS—0.8%
41	Geberit AG (Switzerland)	23
CAPITAL MARKETS—3.9%
368	ASX Ltd. (Australia)	21
1,154	CI Financial Corp (Canada)	13
630	Flow Traders (Netherlands)[1]	21
2,285	IG Group Holdings plc (United Kingdom)	22
628	IGM Financial Inc. (Canada)	14
3,000	Singapore Exchange Ltd. (Singapore)	19
		110
CHEMICALS—1.4%
8	Givaudan SA (Switzerland)	32
554	Kemira OYJ (Finland)	7
		39
COMMERCIAL SERVICES & SUPPLIES—0.9%
300	Secom Co. Ltd. (Japan)	25
CONSTRUCTION & ENGINEERING—2.4%
1,500	Kandenko Co. Ltd. (Japan)	11
800	Kinden Corp. (Japan)	13
1,800	Obayashi Corp. (Japan)	15
1,494	Skanska AB Class B (Sweden)	28
		67
DISTRIBUTORS—0.5%
277	D'ieteren SA (Belgium)	14
DIVERSIFIED FINANCIAL SERVICES—1.7%
1,312	Plus500 Ltd. (United Kingdom)	25
83	Sofina SA (Belgium)	22
		47
DIVERSIFIED TELECOMMUNICATION SERVICES—6.7%
1,776	Deutsche Telekom AG (Germany)	27
367	Elisa OYJ (Finland)	18
13,000	HKT Trust & HKT Ltd Stapled Security (Hong Kong)	17
31,708	PCCW Ltd. (Hong Kong)	19
635	Proximus SADP (Belgium)	12
6,575	Spark New Zealand Ltd. (New Zealand)	20
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
40	Swisscom AG (Switzerland)	$ 20
6,163	Telefonica Deutschland Holding AG (Germany)	16
1,448	Telenor ASA (Norway)	22
4,713	Telia Co. AB (Sweden)	18
		189
ELECTRIC UTILITIES—5.2%
10,309	Ausnet Services (Australia)	14
156	BKW AG (Switzerland)	15
732	Endesa SA (Spain)	20
4,089	Enel SpA (Italy)	33
962	Hydro One Ltd. (Canada)[1]	21
3,233	Iberdrola SA (Spain)	38
1,000	Power Assets Holdings Ltd. (Hong Kong)	5
		146
ELECTRICAL EQUIPMENT—0.7%
567	Signify NV (Netherlands)*,1	20
ENTERTAINMENT—1.1%
1,038	Vivendi SA (France)	30
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.7%
3,888	BWP Trust (Australia)	11
9,400	Mapletree Industrial Trust (Singapore)*	21
14,600	Mapletree Logistics Trust (Singapore)*	21
10	Mori Trust Sogo Inc. (Japan)	12
7	Nippon ProLogis REIT Inc. (Japan)*	23
444	Warehouses de Pauw CVA (Belgium)	15
		103
FOOD & STAPLES RETAILING—9.2%
722	Axfood AB (Sweden)	17
2,118	Coles Group Ltd. (Australia)	26
453	ICA Gruppen AB (Sweden)	21
1,064	Kesko OYJ Class B (Finland)	27
1,853	Koninklijke Ahold Delhaize NV (Netherlands)	51
300	Lawson Inc. (Japan)	14
371	Loblaw Cos. Ltd. (Canada)	19
412	Metro Inc. (Canada)	19
300	Sugi Holdings Co. Ltd. (Japan)	20
500	Sundrug Co. Ltd. (Japan)	19
937	Woolworths Group Ltd. (Australia)	25
		258
FOOD PRODUCTS—4.0%
3	Chocoladefabriken Lindt & Spruengli AG (Switzerland)	24
300	Nissin Foods Holdings Co. Ltd. (Japan)	26
3,893	Orkla ASA (Norway)	36
500	Toyo Suisan Kaisha Ltd. (Japan)	25
		111
GAS UTILITIES—0.7%
4,095	Snam SpA (Italy)	20
HEALTH CARE EQUIPMENT & SUPPLIES—0.8%
1,009	Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	23
HEALTH CARE PROVIDERS & SERVICES—1.4%
222	Galenica AG (Switzerland)[1]	14
977	Sonic Healthcare Ltd. (Australia)	24
		38

14

Harbor Robeco International Conservative Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD DURABLES—2.2%
295	Berkeley Group Holdings plc (United Kingdom)	$ 16
292	De'Longhi SpA (Italy)*	9
100	Rinnai Corp. (Japan)	10
1,700	Sekisui House Ltd. (Japan)	28
		63
HOUSEHOLD PRODUCTS—2.0%
620	Reckitt Benckiser Group plc (United Kingdom)	55
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—2.3%
703	Atlantica Sustainable Infrastructure plc (United Kingdom)	21
6,507	Meridian Energy Ltd. (New Zealand)	23
1,602	TransAlta Renewables Inc (Canada)	20
		64
INSURANCE—7.3%
675	Admiral Group plc (United Kingdom)	24
338	Ageas (Belgium)	14
164	Allianz SE (Germany)	29
5,018	Direct Line Insurance Group plc (United Kingdom)	17
1,586	Gjensidige Forsikring ASA (Norway)	30
150	Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	35
398	Sun Life Financial Inc. (Canada)	16
6,200	Unipolsai Assicurazioni SpA (Italy)	14
77	Zurich Insurance Group AG (Switzerland)	26
		205
IT SERVICES—0.9%
900	Nomura Research Institute Ltd. (Japan)	26
LEISURE PRODUCTS—0.8%
900	Sankyo Co. Ltd. (Japan)	23
MACHINERY—2.5%
458	Alstom SA (France)*	20
625	Kone OYJ Class B (Finland)	50
		70
MEDIA—0.4%
15,300	Singapore Press Holdings Ltd. (Singapore)	11
METALS & MINING—3.6%
3,784	Fortescue Metals Group Ltd. (Australia)	46
821	Rio Tinto Ltd. (Australia)	54
		100
MULTILINE RETAIL—1.6%
1,423	Wesfarmers Ltd. (Australia)	46
MULTI-UTILITIES—1.8%
1,442	AGL Energy Ltd. (Australia)	13
4,129	Hera SpA (Italy)	13
2,099	National Grid plc (United Kingdom)	25
		51
PAPER & FOREST PRODUCTS—0.8%
597	Holmen AB Class B (Sweden)	23
COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—6.8%
1,400	Astellas Pharma Inc. (Japan)	$ 19
157	AstraZeneca plc (United Kingdom)	16
600	Chugai Pharmaceutical Co. Ltd. (Japan)	23
1,682	GlaxoSmithKline plc (United Kingdom)	28
232	Novo Nordisk AS (Denmark)	15
1,100	Ono Pharmaceutical Co. Ltd. (Japan)	31
139	Roche Holding AG (Switzerland)	45
149	Sanofi SA (France)	13
		190
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.4%
600	Goldcrest Co. Ltd. (Japan)	8
139	PSP Swiss Property AG (Switzerland)	17
186	Swiss Prime Site AG (Switzerland)	15
		40
ROAD & RAIL—0.5%
4,989	Aurizon Holdings Ltd. (Australia)	13
SOFTWARE—1.2%
296	Check Point Software Technologies Ltd. (Israel)*	34
SPECIALTY RETAIL—5.8%
1,124	Bilia AB Class A (Sweden)	15
1,400	EDION Corp (Japan)	14
142	Fielmann AG (Germany)*	11
88	Hornbach Holding AG & Co. KGAA (Germany)	9
714	JB Hi-Fi Ltd. (Australia)	24
300	Kohnan Shoji Co. Ltd. (Japan)	10
1,500	K's Holdings Corp (Japan)	19
200	Nitori Holdings Co. Ltd. (Japan)	41
200	Shimamura Co. Ltd. (Japan)	21
		164
TRADING COMPANIES & DISTRIBUTORS—2.1%
1,051	Bunzl plc (United Kingdom)	33
1,100	ITOCHU Corp. (Japan)	26
		59
WIRELESS TELECOMMUNICATION SERVICES—2.6%
775	Freenet AG (Germany)	14
1,700	KDDI Corp. (Japan)	46
9,652	Vodafone Group plc (United Kingdom)	13
		73
TOTAL COMMON STOCKS
(Cost $2,844)		2,776
TOTAL INVESTMENTS—98.8%
(Cost $2,844)		2,776
CASH AND OTHER ASSETS, LESS LIABILITIES—1.2%		35
TOTAL NET ASSETS—100.0%		$2,811

15

Harbor Robeco International Conservative Equities Fund
Portfolio of Investments—Continued

RIGHTS/WARRANTS
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Mapletree Logistics Trust	277	SGD 1.99	12/11/2020	$ —	$— [x]

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Europe	$ 21	$1,453	$—	$1,474
Middle East/Central Asia	34	—	—	34
North America	122	—	—	122
Pacific Basin	—	1,146	—	1,146
Total Investments in Securities	$177	$2,599	$—	$2,776
Financial Derivatives Instruments - Assets
Rights/Warrants	$ —	$ —	$—	$ —
Total Investments	$177	$2,599	$—	$2,776
There were no Level 3 investments at October 31, 2020 or December 1, 2019 (inception).
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2020, the aggregate value of these securities was $76 or 3% of net assets.
SGD	Singapore Dollar
The accompanying notes are an integral part of the Financial Statements.
16

Harbor Robeco US Conservative Equities Fund
Fund Summary —October 31, 2020 (Unaudited)

Sector Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the S&P 500 Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 12/01/2019 through 10/31/2020
TOTAL RETURNS For the periods ended 10/31/2020	1 Year	5 Years	Unannualized
			Life of Fund
Harbor Robeco US Conservative Equities Fund
Retirement Class[1]	N/A	N/A	-10.82%
Institutional Class[1]	N/A	N/A	-10.92
Investor Class[1]	N/A	N/A	-11.15
Comparative Index
S&P 500[1]	N/A	N/A	5.87%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.35% (Net) and 4.12% (Gross) Retirement Class; 0.43% (Net) and 4.20% (Gross) Institutional Class; and 0.80% (Net) and 4.57% (Gross) Investor Class. The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 10/31/2020.
17

Harbor Robeco US Conservative Equities Fund
Portfolio of Investments—October 31, 2020

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.3%
Shares		Value
AEROSPACE & DEFENSE—1.0%
86	Lockheed Martin Corp.	$ 30
AIR FREIGHT & LOGISTICS—0.9%
314	CH Robinson Worldwide Inc.	28
BANKS—2.6%
1,658	Investors Bancorp Inc.	14
455	JPMorgan Chase & Co.	45
539	U.S. Bancorp.	21
		80
BEVERAGES—1.4%
326	PepsiCo Inc.	43
BIOTECHNOLOGY—3.4%
165	Amgen Inc.	36
1,001	Gilead Sciences Inc.	58
15	Regeneron Pharmaceuticals Inc.*	8
		102
BUILDING PRODUCTS—1.2%
616	Johnson Controls International plc	26
137	Simpson Manufacturing Co. Inc.	12
		38
CAPITAL MARKETS—1.2%
1,402	Virtu Financial Inc.	30
491	Waddell & Reed Financial Inc.	8
		38
CHEMICALS—0.8%
64	Newmarket Corp.	23
COMMERCIAL SERVICES & SUPPLIES—1.5%
527	Rollins Inc.	31
148	Waste Management Inc.	16
		47
COMMUNICATIONS EQUIPMENT—1.1%
924	Cisco Systems Inc.	33
DIVERSIFIED TELECOMMUNICATION SERVICES—5.7%
1,952	AT&T Inc.	53
1,662	Liberty Global plc Class C*	31
1,551	Verizon Communications Inc.	88
		172
ELECTRIC UTILITIES—2.9%
72	American Electric Power Co. Inc.	6
316	Avangrid Inc.	16
608	NextEra Energy Inc.	45
371	Southern Co.	21
		88
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.6%
255	Plexus Corp.*	18
ENTERTAINMENT—1.3%
323	Electronic Arts Inc.*	39
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—5.0%
301	Agree Realty Corp	19
1,350	Easterly Government Properties Inc.	28
88	EastGroup Properties Inc.	12
COMMON STOCKS—Continued
Shares		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
1,023	Equity Commonwealth	$ 27
2,030	Lexington Realty Trust	20
205	Life Storage Inc.	23
390	Terreno Realty Corp	22
		151
FOOD & STAPLES RETAILING—3.9%
39	Casey's General Stores Inc.	7
1,255	Kroger Co.	40
1,117	Sprouts Farmers Market Inc.*	21
352	Walmart Inc.	49
		117
FOOD PRODUCTS—6.3%
1,309	B&G Foods Inc.	35
594	Campbell Soup Co.	28
931	Flowers Foods Inc.	22
166	General Mills Inc.	10
169	Hershey Co.	23
670	Hormel Foods Corp.	32
302	JM Smucker Co.	34
113	John B Sanfilippo & Son Inc.	8
		192
HEALTH CARE EQUIPMENT & SUPPLIES—1.5%
113	Baxter International Inc.	9
356	Medtronic plc	36
		45
HEALTH CARE PROVIDERS & SERVICES—2.1%
52	Chemed Corp.	25
457	DaVita Inc.*	39
		64
HOUSEHOLD DURABLES—2.3%
247	Garmin Ltd.	26
160	Helen of Troy Ltd.*	30
82	Whirlpool Corp.	15
		71
HOUSEHOLD PRODUCTS—4.5%
164	Church & Dwight Co. Inc.	14
188	Colgate-Palmolive Co.	15
204	Kimberly-Clark Corp	27
582	Procter & Gamble Co.	80
		136
INSURANCE—4.4%
495	Aflac Inc.	17
358	Allstate Corp.	32
86	Erie Indemnity Co. Class A	20
88	Everest Re Group Ltd.	17
165	Hanover Insurance Group Inc.	16
106	Marsh & McLennan Companies	11
542	MetLife Inc.	20
		133
INTERNET & DIRECT MARKETING RETAIL—1.1%
494	eBay Inc.	23
294	PetMed Express Inc.	9
		32

18

Harbor Robeco US Conservative Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
IT SERVICES—4.9%
277	Akamai Technologies Inc.*	$ 26
510	Amdocs Ltd.	29
94	CACI International Inc.*	20
315	Genpact Ltd.	11
404	ManTech International Corp.	26
1,877	Western Union Co.	36
		148
MEDIA—2.5%
15	Cable One Inc.	26
448	Comcast Corp.	19
646	Omnicom Group Inc.	30
		75
METALS & MINING—0.7%
191	Reliance Steel & Aluminum Co.	21
MULTILINE RETAIL—3.8%
293	Dollar General Corp.	61
362	Target Corp	55
		116
MULTI-UTILITIES—2.3%
267	Dominion Energy Inc.	22
437	Public Service Enterprise Group Inc.	25
184	Sempra Energy	23
		70
PHARMACEUTICALS—8.8%
634	Johnson & Johnson	87
1,184	Merck & Co. Inc.	89
2,535	Pfizer Inc.	90
		266
PROFESSIONAL SERVICES—0.7%
206	FTI Consulting Inc.*	20
COMMON STOCKS—Continued
Shares		Value
ROAD & RAIL—2.2%
159	Kansas City Southern	$ 28
192	Landstar System Inc.	24
638	Schneider National Inc. Class B	14
		66
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.3%
896	Intel Corp.	40
SOFTWARE—7.9%
396	Microsoft Corp.	80
1,850	Nortonlifelock Inc.	38
1,490	Oracle Corp.	84
80	Zoom Video Communications Inc.*	37
		239
SPECIALTY RETAIL—3.9%
475	Best Buy Co. Inc.	53
602	Buckle Inc.	15
191	Murphy USA Inc.	23
60	O'Reilly Automotive Inc.*	26
		117
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.6%
1,012	Apple Inc.	110
TOTAL COMMON STOCKS
(Cost $3,089)		3,008
TOTAL INVESTMENTS—99.3%
(Cost $3,089)		3,008
CASH AND OTHER ASSETS, LESS LIABILITIES—0.7%		21
TOTAL NET ASSETS—100.0%		$3,029

FAIR VALUE MEASUREMENTS
All investments at October 31, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2020 or December 1, 2019 (inception).
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
19

Harbor Robeco Emerging Markets Active Equities Fund
Manager’s Commentary (Unaudited)

Subadviser
Robeco Institutional Asset Management US Inc.
230 Park Avenue
Suite 3330
New York, NY 10169
Portfolio Managers
Wilma de Groot, PhD, CFA
Since 2019
Tim Dröge
Since 2019
Machiel Zwanenburg
Since 2019
Jan de Koning, CFA, CAIA
Since 2019
Han van der Boon
Since 2019
Thijs van der Valk
Since 2019
Yaowei Xu*
Since 2019
Robeco Institutional Asset Management US Inc. has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Wilma de Groot, PhD,
CFA

Tim Dröge

Machiel Zwanenburg

Jan de Koning, CFA,
CAIA

Han van der Boon

Thijs van der Valk

Yaowei Xu

Management’s Discussion of
Fund Performance
Market Review
Equities around the globe ended 2019 with a strong rally in the month of December. The MSCI Emerging Markets (ND) Index rose 7.5%, as all eleven GICS sectors showed positive returns, and emerging markets outperformed developed markets. Tech giants such as Samsung and Tencent drove the market high, making the Information Technology sector the strongest sector in emerging markets.
However, the first quarter of 2020 showed a completely different story and it is one for the history books. Hit by the COVID-19 outbreak, the MSCI Emerging Markets (ND) Index experienced its worst first quarter of the year since the index started in 1988 and its fourth weakest quarter overall. China was the best performing major market, with a 10% decline in local returns, as index heavyweights Tencent and Alibaba fared relatively well. Contrarily, commodity-heavy markets such as Brazil tanked, also under the pressure of a weaker currency. Sector return dispersion was high. Growth-like Health Care and Information Technology sectors fared better than the value-like Financials and Energy sectors, hit by a decline in interest rates and a collapse in oil prices, respectively. Governments and central banks in both emerging and developed markets reacted quickly to the crises by providing substantial fiscal and monetary stimulus.
Markets recovered strongly after the steep sell-off in March, as the massive fiscal stimulus packages around the world and the gradual unlocking of large parts of the world have made investors hopeful that the global recession will be sharp but relatively short. Like developed markets, emerging markets showed a strong recovery in the second quarter. Large Asian markets, such as Taiwan, South Korea, and China, gradually restarted their economies, benefiting Asian stock markets. Expensive, cyclical stocks, such as the large online names, outperformed defensive stocks such as telecom and utility stocks.
The third quarter of 2020 was a positive period for global equity markets, although most gains were posted in the first half of the quarter. Stock and sector return dispersion were high, with technology and e-commerce platforms showing, again, stellar returns. Contrarily, high-yielding sectors such as Utilities, Financials, Real Estate and Energy lagged the market significantly. As a result, strategies with a value style tilt faced strong headwinds. From a country perspective, the Taiwanese market came out the strongest, but this was entirely attributable to its largest stock, Taiwan Semi. The Indian market was almost as positive, helped by high returns for index heavyweights Reliance Industries, the first Indian firm to reach USD 200 bln market cap, and software company Infosys. Weakest returns were once again posted by Brazilian stocks, such as Itau Unibanco, Petrobras, and Ambev.
In the month of October, emerging markets outperformed developed markets by a wide margin, helped by the high returns of the e-commerce platforms of Meituan Dianping and Pinduoduo. These returns added to their great year-to-date performance, helping the Consumer Discretionary sector to rise 33.7% so far this year. Moreover, Chinese banks bounced back after several weak months, and index heavyweight Tencent posted great returns once again. Commodity-sensitive markets
20

Harbor Robeco Emerging Markets Active Equities Fund
Manager’s Commentary—Continued

such as South Africa and Russia had a difficult month. Sector returns in October reaffirmed year-to-date trends, as the Communication Services and Consumer Discretionary sectors rose in value, while the Real Estate and Energy sectors added to their losses.
Performance
Since inception on December 1, 2019 until October 31, 2020, Harbor Robeco Emerging Markets Active Equities Fund returned 2.63% (Retirement Class), 2.63% (Institutional) and 2.30% (Investor) while the MSCI Emerging Markets (ND) Index returned 8.40%. Broadly speaking, our exposure to the value factor explains most of the underperformance of the Fund. Exposures to the quality and analyst revisions factors also contributed negatively, while the momentum factor and the short-term timing model contributed positively. The positive impact of the latter two factors diversified some, but not all of the severe underperformance of primarily the value factor, resulting in the overall underperformance of the Fund.
Given the small country and sector deviations, and our bottom-up stock selection process, selection effects within these segments typically dominate allocation effects. In terms of sectors, good selection within primarily Health Care, Financials, Materials, and Real Estate was more than offset by poor selection within most other sectors, particularly the consumer sectors. Country allocation had a negligible impact on performance and poor selection within China explains most of the Fund’s underperformance.
Outlook
Markets have recovered strongly from the March 2020 sell-off, and the trillion-dollar question is whether the bull run will continue or whether a second sell-off is imminent. Bears point to the unprecedented effects of the COVID-19 lockdowns and their lasting economic consequences. Global trade will remain impaired, as part of the demand lost will never come back. Higher unemployment and a negative feedback loop can cause the recession to last much longer than expected. In such a scenario, defensive stocks tend to outperform cyclical stocks which are more sensitive to overall economic conditions. Moreover, bearish investors will point to the risks of the unprecedented monetary and fiscal stimulus and to other risks looming on the horizon, such as the break-up of Big Tech or higher corporate tax rates in the U.S.
Bulls point to the massive stimulus packages initiated by central banks and governments around the world, and to the lack of alternatives given low interest rates globally: there is no alternative. Moreover, many large companies have been relatively unaffected by COVID-19 so far. If the bulls are right, markets will continue to rise.
A third scenario is a volatile market without clear direction. Economic and earnings data might provide a mixed picture from time to time and investor’s sentiment will alternate between hope and fear. Moreover, in case of further disappointing economic news central banks and governments will be inclined to step up their efforts to mitigate any COVID-19 related fallout, creating an uncertain balancing act for equity markets.

All international and global returns are in U.S. Dollars.
This report contains the current opinions of Robeco Institutional Asset Management US Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
21

Harbor Robeco Emerging Markets Active Equities Fund
Fund Summary —October 31, 2020 (Unaudited)

REGION BREAKDOWN (% of investments)
FUND PERFORMANCE
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI Emerging Markets (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 12/01/2019 through 10/31/2020
TOTAL RETURNS For the periods ended 10/31/2020	1 Year	5 Years	Unannualized
			Life of Fund
Harbor Robeco Emerging Markets Active Equities Fund
Retirement Class[1]	N/A	N/A	2.63%
Institutional Class[1]	N/A	N/A	2.63
Investor Class[1]	N/A	N/A	2.30
Comparative Index
MSCI Emerging Markets (ND)[1]	N/A	N/A	8.40%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.79% (Net) and 6.62% (Gross) Retirement Class; 0.87% (Net) and 6.70% (Gross) Institutional Class; and 1.24% (Net) and 7.07% (Gross) Investor Class. The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	The “Life of Fund” return as shown reflects the period 12/01/2019 through 10/31/2020.
22

Harbor Robeco Emerging Markets Active Equities Fund
Portfolio of Investments—October 31, 2020

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—95.8%
Shares		Value
AEROSPACE & DEFENSE—0.3%
451	Hanwha Aerospace Co. Ltd. (South Korea)*	$ 10
AUTO COMPONENTS—2.1%
545	Hankook Tire & Technology Co. Ltd. (South Korea)	15
53	Hyundai Mobis Co. Ltd. (South Korea)*	11
47	S&T Motiv Co Ltd. (South Korea)	2
3,469	Shandong Linglong Tyre Co. Ltd. (China)	16
14,900	Sri Trang Agro-Industry PCL NVDR (Thailand)*,1	17
4,000	Tianneng Power International Ltd. (China)	6
		67
AUTOMOBILES—2.7%
16,500	Baic Motor Corp. Ltd. (China)[2]	6
500	Byd Co. Ltd. (China)	10
11,000	Great Wall Motor Co. Ltd. Class H (China)	18
523	KIA Motors Corp. (South Korea)	23
1,315	Mahindra & Mahindra Ltd. GDR (India)[1]	10
1,448	Tata Motors Ltd. ADR (India)*,1	13
861	Tofas Turk Otomobil Fabrikasi AS (Turkey)	3
2,000	Yadea Group Holdings Ltd. (China)[2]	3
		86
BANKS—12.2%
53,000	Agricultural Bank of China Ltd. (China)	18
591	Al Rajhi Bank (Saudi Arabia)	10
6,700	AMMB Holdings BHD (Malaysia)	5
426	Arab National Bank (Saudi Arabia)	2
700	Banco Do Brasil SA (Brazil)	4
2,483	Banco Santander Brasil SA ADR (Brazil)*,1	14
2,400	Bangkok Bank PCL (Thailand)	7
16,900	Bank Mandiri Persero TBK PT (Indonesia)	6
8,900	Bank of Chengdu Co. Ltd. (China)	14
80,000	Bank of China Ltd. (China)	25
26,000	Bank of Communications Co. Ltd. (China)	13
15,500	Bank of Jiangsu Co. Ltd. (China)	14
3,200	Bank of Shanghai Co. Ltd. (China)	4
1,614	BNK Financial Group Inc. (South Korea)	8
36,000	China Citic Bank Corp. Ltd. (China)	15
53,000	China Construction Bank Corp. (China)	36
15,000	China Everbright Bank Co. Ltd. (China)	5
31,500	China Minsheng Banking Corp Ltd. (China)	17
25,000	Chongqing Rural Commercial Bank Co. Ltd. (China)	10
17,000	CTBC Financial Holding Co. Ltd. (Taiwan)	11
1,382	DGB Financial Group Inc. (South Korea)	8
750	Hana Financial Group Inc. (South Korea)	20
500	ICICI Bank Ltd. ADR (India)*,1	5
11,000	Industrial & Commercial Bank of China Ltd. (China)	6
1,149,587	Itau Corpbanca Chile SA (Chile)	3
674	KB Financial Group Inc. (South Korea)	24
9,300	Kiatnakin Bank PCL NVDR (Thailand)[1]	12
10,889	Masraf Al Rayan Q.S.C (Qatar)	13
945	Moneta Money Bank AS (Czech Republic)[2]	2
6,700	RHB Bank BHD (Malaysia)	7
1,282	Samba Financial Group (Saudi Arabia)	9
618	Shinhan Financial Group Co. Ltd. (South Korea)	17
16,000	SinoPac Financial Holdings Co. Ltd. (Taiwan)	6
120	State Bank of India GDR (India)*,1	3
13,700	Thanachart Capital PCL NVDR (Thailand)[1]	12
836	VTB Bank PJSC GDR (Russia)[1]	1
		386
COMMON STOCKS—Continued
Shares		Value
BEVERAGES—0.7%
3,800	Carabao Group PCL NVDR (Thailand)[1]	$ 13
315	Hite Jinro Co. Ltd. (South Korea)	10
		23
CAPITAL MARKETS—0.9%
29,500	China Galaxy Securities Co. Ltd. (China)	16
5,000	CSC Financial Co. Ltd. (China)[2]	6
1,600	GF Securities Co. Ltd. (China)	2
2,553	Investec Ltd. (South Africa)*	5
		29
CHEMICALS—0.4%
46	Korea Petrochemical Industries Co. Ltd. (South Korea)	8
101	LOTTE Fine Chemical Co. Ltd. (South Korea)	4
		12
COMMERCIAL SERVICES & SUPPLIES—0.2%
4,000	Ever Sunshine Lifestyle Services Group Ltd. (China)	7
CONSTRUCTION & ENGINEERING—2.1%
13,600	China National Chemical Engineering Co. Ltd. (China)	11
12,500	China Railway Construction Corp. Ltd. (China)	9
24,000	China Railway Group Ltd. (China)	11
167	Daelim Industrial Co. Ltd. (South Korea)	12
364	HDC Hyundai Development Co-Engineering & Construction (South Korea)	6
400	Larsen & Toubro Ltd. GDR (India)[1]	5
9,000	Metallurgical Corp of China Ltd. (China)	1
1,001	Samsung Engineering Co. Ltd. (South Korea)*	10
		65
CONSTRUCTION MATERIALS—1.5%
2,500	Anhui Conch Cement Co. Ltd. (China)	16
1,500	Asia Cement China Holdings Corp (China)	1
12,000	China National Building Material Co. Ltd. (China)	14
800	Huaxin Cement Co. Ltd. (China)	3
14,900	Tipco Asphalt PCL NVDR (Thailand)[1]	7
46,000	West China Cement Ltd. (China)	7
		48
CONSUMER FINANCE—0.2%
500	AEON Thana Sinsap Thailand PCL NVDR (Thailand)[1]	2
169	Samsung Card Co. Ltd. (South Korea)	5
		7
DIVERSIFIED CONSUMER SERVICES—0.1%
6,000	China New Higher Education Group Ltd. (China)[2]	3
DIVERSIFIED FINANCIAL SERVICES—0.1%
7,000	Yuanta Financial Holding Co. Ltd. (Taiwan)	4
DIVERSIFIED TELECOMMUNICATION SERVICES—2.3%
52,000	China Telecom Corp. Ltd. (China)	16
24,000	China Unicom Hong Kong Ltd. (China)	15
482	Hellenic Telecommunications Organization SA (Greece)	6
1,442	KT Corp. ADR (South Korea)[1]	14
2,841	Ooredoo QPSC (Qatar)	5
6,200	Telekom Malaysia BHD (Malaysia)	6
12,462	Turk Telekomunikasyon AS (Turkey)	10
		72
ELECTRIC UTILITIES—0.9%
1,303	Cia Paranaense de Energia ADR (Brazil)*,1	14

23

Harbor Robeco Emerging Markets Active Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ELECTRIC UTILITIES—Continued
83,866	ENEL Chile SA (Chile)	$ 6
1,400	Transmissora Alianca de Energia Eletrica SA (Brazil)*	7
		27
ELECTRICAL EQUIPMENT—0.4%
8,000	Shanghai Electric Group Co. Ltd. (China)	2
8,000	TECO Electric and Machinery Co. Ltd. (Taiwan)	9
		11
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.5%
1,000	Delta Electronics Thailand PCL NVDR (Thailand)[1]	6
1,500	Hana Microelectronics PCL NVDR (Thailand)[1]	2
10,000	Hon Hai Precision Industry Co. Ltd. (Taiwan)	27
3,500	Kingboard Holdings Ltd. (China)	12
800	Lens Technology Co. Ltd. Class A (China)	4
115	LG Innotek Co. Ltd. (South Korea)	15
3,000	Tripod Technology Corp (Taiwan)	12
		78
ENTERTAINMENT—0.7%
6,000	IGG Inc. (Singapore)	7
1,000	Soft World International Corp. (Taiwan)	3
3,000	Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. Class A (China)	13
		23
FOOD & STAPLES RETAILING—0.5%
166	Abdullah Al Othaim Markets Co. (Saudi Arabia)	6
7,114	Cencosud SA (Chile)	10
426	Eurocash SA (Poland)*	1
		17
FOOD PRODUCTS—3.4%
12,700	Charoen Pokphand Foods NVDR PCL (Thailand)[1]	10
200	Chongqing Brewery Co. Ltd. (China)	3
3,500	Fujian Sunner Development Co. Ltd. (China)*	12
1,310	Gruma SAB de CV (Mexico)	14
5,400	Grupo Bimbo SAB de CV (Mexico)	11
3,000	Heilongjiang Agriculture (China)	8
5,000	Marfrig Global Foods SA (Brazil)*	12
6,000	Minerva SA (Brazil)	10
17	NongShim Co. Ltd. (South Korea)	4
18	Samyang Foods Co. Ltd. (South Korea)	2
80	Saudia Dairy & Foodstuff Co. (Saudi Arabia)	4
1,420	Savola (Saudi Arabia)	17
		107
GAS UTILITIES—0.2%
65,400	Perusahaan Gas Negara TBK PT (Indonesia)	5
HEALTH CARE EQUIPMENT & SUPPLIES—1.7%
4,600	Hartalega Holdings BHD (Malaysia)*	20
6,000	Supermax Corp. BHD (Malaysia)*	13
9,600	Top Glove Corp. BHD (Malaysia)	20
		53
HEALTH CARE PROVIDERS & SERVICES—1.3%
2,033	Al Hammadi Co. For Development And Investment (Saudi Arabia)*	15
2,300	Qualicorp Consultoria e Corretora de Seguros SA (Brazil)*	13
8,100	Shanghai Pharmaceuticals Holding Co. Ltd. (China)	13
		41
COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD DURABLES—1.6%
1,700	Construtora Tenda SA (Brazil)	$ 8
3,000	Even Construtora e Incorporadora SA (Brazil)	5
2,500	Hangzhou Robam Appliances Co. Ltd. (China)	14
88	LG Electronics Inc. (South Korea)	7
11,527	Skyworth Group Ltd. (China)*	3
3,200	Suofeiya Home Collection Co. Ltd. (China)	13
2,000	TCL Electronics Holdings Ltd. (China)*	1
		51
HOUSEHOLD PRODUCTS—0.3%
4,000	Vinda International Holdings Ltd. (China)	11
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.3%
34,592	Colbun SA (Chile)	5
49,400	Gunkul Engineering NVDR PCL (Thailand)[1]	3
		8
INDUSTRIAL CONGLOMERATES—0.3%
13,000	CITIC Ltd. (China)	9
1,000	Shanghai Industrial Holdings Ltd. (Hong Kong)	2
		11
INSURANCE—2.9%
1,600	BB Seguridade Participacoes SA (Brazil)	7
32,000	China Reinsurance Group Corp. (China)	3
13,000	Fubon Financial Holding Co. Ltd. (Taiwan)	18
1,767	Korean Reinsurance Co. (South Korea)	11
1,775	Liberty Holdings Ltd. (South Africa)	6
1,400	New China Life Insurance Co Ltd. (China)	6
28,760	Old Mutual Ltd. (South Africa)	17
9,000	People's Insurance Co Group of China Ltd. (China)	3
12,000	PICC Property & Casualty Co. Ltd. (China)	8
500	Ping An Insurance Group Co. of China Ltd. (China)	5
1,600	Qualitas Controladora SAB de CV (Mexico)	6
		90
INTERACTIVE MEDIA & SERVICES—6.3%
58	Naver Corp. (South Korea)	15
2,400	Tencent Holdings Ltd. (China)	183
		198
INTERNET & DIRECT MARKETING RETAIL—11.8%
822	Alibaba Group Holding Ltd. ADR (China)*,1	251
34	GS Home Shopping Inc. (South Korea)	4
56	Hyundai Home Shopping Network Corp. (South Korea)	4
407	JD.com Inc. ADR (China)*,1	33
1,000	Meituan Dianping Class B (China)*	37
221	Naspers Ltd. (South Africa)	43
		372
IT SERVICES—2.0%
3,079	Infosys Ltd. ADR (India)[1]	44
223	QIWI plc ADR (Russia)[1]	3
250	WNS Holdings Ltd. ADR (India)*,1	15
		62
MACHINERY—0.9%
17,000	Lonking Holdings Ltd. (China)	5
4,000	Sinotruk Hong Kong Ltd. (China)	10
16,200	Zoomlion Heavy Industry Science And Technology Co. Ltd. (China)	14
		29

24

Harbor Robeco Emerging Markets Active Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MARINE—1.2%
15,500	Cosco Shipping Holdings Co. Ltd. (China)*	$ 10
1,623	Costamare Inc. (Greece)	9
6,400	MISC BHD (Malaysia)	10
5,000	SITC International Holdings Co. Ltd. (Hong Kong)	8
		37
MEDIA—0.0%
6,600	Astro Malaysia Holdings BHD (Malaysia)	1
METALS & MINING—3.0%
983	African Rainbow Minerals Ltd. (South Africa)	14
129	Anglo American Platinum Ltd. (South Africa)	9
749	CAP SA (Chile)	6
11,000	Jiangxi Copper Co. Ltd. (China)	13
71	KGHM Polska Miedz SA (Poland)*	2
1,150	Koza Altin Isletmeleri AS (Turkey)*	10
8,589	Koza Anadolu Metal Madencilik Isletmeleri AS (Turkey)*	12
524	Kumba Iron Ore Ltd. (South Africa)	16
5,990	Shougang Fushan Resources Group Ltd. (China)	1
2,000	Tata Steel Ltd. GDR (India)*,1	11
		94
OIL, GAS & CONSUMABLE FUELS—5.4%
87,600	Adaro Energy TBK PT (Indonesia)	7
9,000	China Coal Energy Co. Ltd. (China)	2
3,500	China Shenhua Energy Co. Ltd. (China)	6
25,000	CNOOC Ltd. (China)	23
18,000	COSCO SHIPPING Energy Transportation Co. Ltd. (China)	7
1,400	Enauta Participacoes SA (Brazil)	2
260	GS Holdings Corp. (South Korea)	8
3,300	Indo Tambangraya Megah TBK PT (Indonesia)	2
384	LUKOIL PJSC ADR (Russia)[1]	20
754	Petroleo Brasileiro SA ADR (Brazil)[1]	5
4,400	PTT Exploration & Production PCL NVDR (Thailand)[1]	11
763	Reliance Industries Ltd. GDR (India)[1,2]	42
1,039	Saudi Arabian Oil Co. (Saudi Arabia)[2]	9
19,630	Shanxi Xishan Coal & Electricity Power Co. Ltd. (China)	13
18,000	Yanzhou Coal Mining Co. Ltd. (China)	13
		170
PHARMACEUTICALS—1.1%
400	Dr. Reddy's Laboratories Ltd. ADR (India)[1]	26
1,600	Livzon Pharmaceutical Group Inc. (China)	7
28,000	Sihuan Pharmaceutical Holdings Ltd. (China)	3
		36
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.0%
6,000	Agile Group Holdings Ltd. (China)	8
13,700	Beijing Capital Development Co. Ltd. (China)	13
11,000	China Overseas Grand Oceans Group Ltd. (China)	6
36,000	Gemdale Corp. (China)	6
4,000	Greenland Hong Kong Holdings Ltd. (China)	1
9,000	KWG Group Holdings Ltd. (China)	12
4,500	KWG Living Group Holdings Ltd. (China)*	3
8,000	Logan Property Holdings Co. Ltd. (China)	13
6,000	Poly Property Group Co. Ltd. (China)	2
		64
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.1%
378	DB Hitek Co. Ltd. (South Korea)	11
2,000	Flat Glass Group Co. Ltd. (China)	6
2,000	Kinsus Interconnect Technology Corp. (Taiwan)	5
1,000	Realtek Semiconductor Corp. (Taiwan)	12
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
13,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	$ 197
1,000	Topco Scientific Co. Ltd. (Taiwan)	4
20,000	United Microelectronics Corp. (Taiwan)	21
		256
SOFTWARE—0.5%
166	Asseco Poland SA (Poland)	3
200	G Bits Network Technology Co. Ltd. (China)	14
		17
SPECIALTY RETAIL—1.9%
2,000	China Meidong Auto Holdings Ltd. (China)	8
5,000	HLA Corp. Ltd. (China)	5
270	Jarir Marketing Co. (Saudi Arabia)	12
400	JUMBO SA (Greece)	6
7,700	Shanghai Yuyuan Tourist Mart Group Co. Ltd. (China)	10
2,500	Zhongsheng Group Holdings (China)	18
		59
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—6.7%
5,000	Chicony Electronics Co. Ltd. (Taiwan)	15
26,000	Lenovo Group Ltd. (China)	16
9,000	Lite-On Technology Corp. (Taiwan)	15
5,000	Pegatron Corp (Taiwan)	11
4,000	Quanta Computer Inc. (Taiwan)	10
2,592	Samsung Electronics Co. Ltd. (South Korea)	130
15,000	Wistron Corp. (Taiwan)	15
		212
TEXTILES, APPAREL & LUXURY GOODS—0.1%
74	Handsome Co. Ltd. (South Korea)	2
TRADING COMPANIES & DISTRIBUTORS—0.2%
324	LG International Corp. (South Korea)	5
25	POSCO International Corp (South Korea)	—
		5
TRANSPORTATION INFRASTRUCTURE—0.2%
10,000	Zhejiang Expressway Co. Class H (China)	7
WIRELESS TELECOMMUNICATION SERVICES—1.6%
4,000	China Mobile Ltd. (China)	24
1,564	Etihad Etisalat Co. (Saudi Arabia)*	12
145	Globe Telecom Inc. (Philippines)	6
73,300	Jasmine International NVDR PCL (Thailand)[1]	6
152	PLDT Inc. ADR (Philippines)[1]	4
		52
TOTAL COMMON STOCKS
(Cost $2,883)		3,025

EXCHANGE-TRADED FUNDS—1.7%
(Cost $54)
Shares
CAPITAL MARKETS—1.7%
1,573	iShares MSCI India ETF (India)	53

25

Harbor Robeco Emerging Markets Active Equities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

PREFERRED STOCKS—1.8%
Shares		Value
BANKS—0.3%
2,100	Banco Estado Rio Grande do Sul SA (Brazil)	$ 4
2,800	Itausa - Investimentos Itau SA (Brazil)	5
		9
ELECTRIC UTILITIES—0.5%
8,400	Cia Energetica de Minas Gerais (Brazil)*	15
OIL, GAS & CONSUMABLE FUELS—0.4%
2,144	Petroleo Brasileiro SA ADR (Brazil)[1]	14
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.6%
415	Samsung Electronics Co Ltd. (South Korea)	18
PREFERRED STOCKS—Continued
Shares		Value
WATER UTILITIES—0.0%
2,400	Cia de Saneamento do Parana (Brazil)*	$ 2
TOTAL PREFERRED STOCKS
(Cost $83)		58
TOTAL INVESTMENTS—99.3%
(Cost $3,020)		3,136
CASH AND OTHER ASSETS, LESS LIABILITIES—0.7%		23
TOTAL NET ASSETS—100.0%		$3,159

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 110	$—	$ 110
Europe	33	55	—	88
Latin America	142	20	—	162
Middle East/Central Asia	174	114	—	288
Pacific Basin	309	2,068	—	2,377
Exchange-Traded Funds
Middle East/Central Asia	53	—	—	53
Preferred Stocks
Latin America	25	15	—	40
Pacific Basin	—	18	—	18
Total Investments in Securities	$736	$2,400	$—	$3,136
There were no Level 3 investments at October 31, 2020 or December 1, 2019 (inception).
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Portfolios of Investments.

*	Non-income producing security
1	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2020, the aggregate value of these securities was $71 or 2% of net assets.
The accompanying notes are an integral part of the Financial Statements.
26

[THIS PAGE INTENTIONALLY LEFT BLANK]
27

Harbor Robeco Funds
StatementS of Assets and Liabilities—October 31, 2020

(All amounts in thousands, except per share amounts)
	Harbor Robeco Emerging Markets Conservative Equities Fund	Harbor Robeco Global Conservative Equities Fund	Harbor Robeco International Conservative Equities Fund	Harbor Robeco US Conservative Equities Fund	Harbor Robeco Emerging Markets Active Equities Fund
ASSETS
Investments, at identified cost*	$2,972	$3,452	$2,844	$3,089	$3,020
Investments, at value	$2,888	$3,344	$2,776	$3,008	$3,136
Cash	27	25	—	9	—
Foreign currency, at value (cost: $3,$14,$11,$0 and $9)	3	14	12	—	8
Receivables for:
Capital shares sold	—	—	—	—	1
Dividends	5	8	9	4	3
Withholding tax	—	2	1	—	—
Prepaid registration fees	26	26	26	26	26
Other assets	5	—	4	—	24
Total Assets	2,954	3,419	2,828	3,047	3,198
LIABILITIES
Payables for:
Due to custodian	—	—	1	—	4
Accrued expenses:
Management fees	2	1	1	1	2
Other	27	18	15	17	33
Total Liabilities	29	19	17	18	39
NET ASSETS	$2,925	$3,400	$2,811	$3,029	$3,159
Net Assets Consist of:
Paid-in capital	$3,131	$3,925	$3,078	$3,355	$3,087
Total distributable earnings/(loss)	(206)	(525)	(267)	(326)	72
	$2,925	$3,400	$2,811	$3,029	$3,159
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$1,462	$1,762	$1,371	$1,429	$1,540
Shares of beneficial interest[1]	157	195	149	161	151
Net asset value per share[2]	$ 9.33	$ 9.04	$ 9.21	$ 8.89	$10.23
Institutional Class
Net assets	$1,417	$1,611	$1,402	$1,564	$1,589
Shares of beneficial interest[1]	152	178	153	176	155
Net asset value per share[2]	$ 9.33	$ 9.04	$ 9.20	$ 8.89	$10.23
Investor Class
Net assets	$ 46	$ 27	$ 38	$ 36	$ 30
Shares of beneficial interest[1]	5	3	4	4	3
Net asset value per share[2]	$ 9.30	$ 9.01	$ 9.17	$ 8.87	$10.20

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

28

Harbor Robeco Funds
StatementS of Operations—Year Ended October 31, 2020

(All amounts in thousands)
	Harbor Robeco Emerging Markets Conservative Equities Fund[a]	Harbor Robeco Global Conservative Equities Fund[a]	Harbor Robeco International Conservative Equities Fund[a]	Harbor Robeco US Conservative Equities Fund[a]	Harbor Robeco Emerging Markets Active Equities Fund[a]
Investment Income
Dividends	$ 128	$ 103	$ 100	$ 72	$ 102
Interest	—	1	(2)	—	—
Foreign taxes withheld	(16)	(7)	(12)	—	(12)
Total Investment Income	112	97	86	72	90
Operating Expenses
Management fees	18	11	11	8	20
12b-1 fees:
Investor Class	—	—	—	—	—
Shareholder communications	8	9	8	8	9
Custodian fees	33	24	32	8	55
Transfer agent fees:	—	—	—	—	—
Retirement Class	—	—	—	—	—
Institutional Class	2	2	1	2	2
Investor Class	—	—	—	—	—
Professional fees	35	24	24	20	38
Registration fees	58	58	58	58	58
Miscellaneous	9	8	8	8	9
Total expenses	163	136	142	112	191
Transfer agent fees waived	—	—	—	—	—
Other expenses reimbursed	(142)	(122)	(129)	(101)	(168)
Net expenses	21	14	13	11	23
Net Investment Income/(Loss)	91	83	73	61	67
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(204)	(495)	(274)	(300)	(99)
Foreign currency transactions	(1)	(1)	4	—	(3)
Change in net unrealized appreciation/(depreciation) on:
Investments	(84)	(108)	(68)	(81)	117
Net gain/(loss) on investment transactions	(289)	(604)	(338)	(381)	15
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(198)	$(521)	$(265)	$(320)	$ 82

a	For the period December 1, 2019 (inception) through October 31, 2020
The accompanying notes are an integral part of the Financial Statements.

29

Harbor Robeco Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Robeco Emerging Markets Conservative Equities Fund	Harbor Robeco Global Conservative Equities Fund
	December 1, 2019[a] through October 31, 2020	December 1, 2019[a] through October 31, 2020
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 91	$ 83
Net realized gain/(loss) on investments	(205)	(496)
Change in net unrealized appreciation/(depreciation) of investments	(84)	(108)
Net increase/(decrease) in assets resulting from operations	(198)	(521)
Distributions to Shareholders
Retirement Class	(4)	(2)
Institutional Class	(4)	(2)
Investor Class	—	—
Total distributions to shareholders	(8)	(4)
Net Increase/(Decrease) Derived from Capital Share Transactions	3,131	3,925
Net increase/(decrease) in net assets	2,925	3,400
Net Assets
Beginning of period	—	—
End of period	$2,925	$3,400

a	Inception
The accompanying notes are an integral part of the Financial Statements.

30

Harbor Robeco International Conservative Equities Fund	Harbor Robeco US Conservative Equities Fund	Harbor Robeco Emerging Markets Active Equities Fund
December 1, 2019[a] through October 31, 2020	December 1, 2019[a] through October 31, 2020	December 1, 2019[a] through October 31, 2020

$ 73	$ 61	$ 67
(270)	(300)	(102)
(68)	(81)	117
(265)	(320)	82

(1)	(3)	(5)
(1)	(3)	(5)
—	—	—
(2)	(6)	(10)
3,078	3,355	3,087
2,811	3,029	3,159

—	—	—
$2,811	$3,029	$3,159
31

Harbor Robeco Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Robeco Emerging Markets Conservative Equities Fund	Harbor Robeco Global Conservative Equities Fund
	December 1, 2019[a] through October 31, 2020	December 1, 2019[a] through October 31, 2020
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$1,558	$2,728
Reinvested distributions	4	2
Cost of shares reacquired	—	(615)
Net increase/(decrease) in net assets	$1,562	$2,115
Institutional Class
Net proceeds from sale of shares	$1,543	$1,829
Reinvested distributions	4	2
Cost of shares reacquired	(28)	(51)
Net increase/(decrease) in net assets	$1,519	$1,780
Investor Class
Net proceeds from sale of shares	$ 50	$ 30
Reinvested distributions	—	—
Cost of shares reacquired	—	—
Net increase/(decrease) in net assets	$ 50	$ 30
SHARES
Retirement Class
Shares sold	156	271
Shares issued due to reinvestment of distributions	1	—
Shares reacquired	—	(76)
Net increase/(decrease) in shares outstanding	157	195
Institutional Class
Shares sold	155	184
Shares issued due to reinvestment of distributions	—	—
Shares reacquired	(3)	(6)
Net increase/(decrease) in shares outstanding	152	178
Investor Class
Shares sold	5	3
Shares issued due to reinvestment of distributions	—	—
Shares reacquired	—	—
Net increase/(decrease) in shares outstanding	5	3

a	Inception
The accompanying notes are an integral part of the Financial Statements.

32

Harbor Robeco International Conservative Equities Fund	Harbor Robeco US Conservative Equities Fund	Harbor Robeco Emerging Markets Active Equities Fund
December 1, 2019[a] through October 31, 2020	December 1, 2019[a] through October 31, 2020	December 1, 2019[a] through October 31, 2020

$1,624	$1,588	$1,500
1	3	5
(111)	(5)	—
$1,514	$1,586	$1,505

$1,523	$1,764	$1,577
1	3	5
—	(38)	(30)
$1,524	$1,729	$1,552

$ 40	$ 108	$ 30
—	—	—
—	(68)	—
$ 40	$ 40	$ 30

162	161	151
—	—	—
(13)	—	—
149	161	151

153	180	158
—	—	—
—	(4)	(3)
153	176	155

4	12	3
—	—	—
—	(8)	—
4	4	3
33

Harbor Robeco Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR ROBECO EMERGING MARKETS CONSERVATIVE EQUITIES FUND
	Retirement Class	Institutional Class	Investor Class
Year Ended October 31,	2020 [f]	2020 [f]	2020 [f]
Net asset value beginning of period	$10.00	$10.00	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.30	0.29	0.27
Net realized and unrealized gain/(loss) on investments	(0.95)	(0.94)	(0.95)
Total from investment operations	(0.65)	(0.65)	(0.68)
Less Distributions
Dividends from net investment income	(0.02)	(0.02)	(0.02)
Distributions from net realized capital gains	—	—	—
Total distributions	(0.02)	(0.02)	(0.02)
Net asset value end of period	9.33	9.33	9.30
Net assets end of period (000s)	$1,462	$1,417	$ 46
Ratios and Supplemental Data (%)
Total return[b]	(6.48)% [c]	(6.48)% [c]	(6.81)% [c]
Ratio of total expenses to average net assets^	6.08 [d]	6.16 [d]	6.53 [d]
Ratio of net expenses to average net assets[a]	0.75 [d]	0.83 [d]	1.20 [d]
Ratio of net investment income to average net assets[a]	3.45 [d]	3.35 [d]	3.16 [d]
Portfolio turnover	28 [c]	28 [c]	28 [c]

HARBOR ROBECO GLOBAL CONSERVATIVE EQUITIES FUND
	Retirement Class	Institutional Class	Investor Class
Year Ended October 31,	2020 [f]	2020 [f]	2020 [f]
Net asset value beginning of period	$10.00	$10.00	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.23	0.22	0.19
Net realized and unrealized gain/(loss) on investments	(1.18)	(1.17)	(1.17)
Total from investment operations	(0.95)	(0.95)	(0.98)
Less Distributions
Dividends from net investment income	(0.01)	(0.01)	(0.01)
Distributions from net realized capital gains	—	—	—
Total distributions	(0.01)	(0.01)	(0.01)
Net asset value end of period	9.04	9.04	9.01
Net assets end of period (000s)	$1,762	$1,611	$ 27
Ratios and Supplemental Data (%)
Total return[b]	(9.48)% [c]	(9.48)% [c]	(9.81)% [c]
Ratio of total expenses to average net assets^	4.36 [d]	4.44 [d]	4.81 [d]
Ratio of net expenses to average net assets[a]	0.40 [d]	0.48 [d]	0.85 [d]
Ratio of net investment income to average net assets[a]	2.74 [d]	2.64 [d]	2.24 [d]
Portfolio turnover	43 [c]	43 [c]	43 [c]
See page 38 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

34

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35

Harbor Robeco Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR ROBECO INTERNATIONAL CONSERVATIVE EQUITIES FUND
	Retirement Class	Institutional Class	Investor Class
Year Ended October 31,	2020 [f]	2020 [f]	2020 [f]
Net asset value beginning of period	$10.00	$10.00	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.24	0.24	0.21
Net realized and unrealized gain/(loss) on investments	(1.02)	(1.03)	(1.04)
Total from investment operations	(0.78)	(0.79)	(0.83)
Less Distributions
Dividends from net investment income	(0.01)	(0.01)	— *
Distributions from net realized capital gains	—	—	—
Total distributions	(0.01)	(0.01)	— *
Net asset value end of period	9.21	9.20	9.17
Net assets end of period (000s)	$1,371	$1,402	$ 38
Ratios and Supplemental Data (%)
Total return[b]	(7.84)% [c]	(7.94)% [c]	(8.27)% [c]
Ratio of total expenses to average net assets^	5.38 [d]	5.46 [d]	5.83 [d]
Ratio of net expenses to average net assets[a]	0.45 [d]	0.53 [d]	0.90 [d]
Ratio of net investment income to average net assets[a]	2.83 [d]	2.76 [d]	2.42 [d]
Portfolio turnover	32 [c]	32 [c]	32 [c]

HARBOR ROBECO US CONSERVATIVE EQUITIES FUND
	Retirement Class	Institutional Class	Investor Class
Year Ended October 31,	2020 [f]	2020 [f]	2020 [f]
Net asset value beginning of period	$ 10.00	$ 10.00	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.19	0.18	0.15
Net realized and unrealized gain/(loss) on investments	(1.28)	(1.27)	(1.26)
Total from investment operations	(1.09)	(1.09)	(1.11)
Less Distributions
Dividends from net investment income	(0.02)	(0.02)	—
Distributions from net realized capital gains	—	—	—
Total distributions	(0.02)	(0.02)	(0.02)
Net asset value end of period	8.89	8.89	8.87
Net assets end of period (000s)	$ 1,429	$ 1,564	$ 36
Ratios and Supplemental Data (%)
Total return[b]	(10.82)% [c]	(10.92)% [c]	(11.15)% [c]
Ratio of total expenses to average net assets^	4.01 [d]	4.09 [d]	4.46 [d]
Ratio of net expenses to average net assets[a]	0.35 [d]	0.43 [d]	0.80 [d]
Ratio of net investment income to average net assets[a]	2.24 [d]	2.16 [d]	1.87 [d]
Portfolio turnover	38 [c]	38 [c]	38 [c]
See page 38 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

36

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37

Harbor Robeco Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR ROBECO EMERGING MARKETS ACTIVE EQUITIES FUND
	Retirement Class	Institutional Class	Investor Class
Year Ended October 31,	2020 [f]	2020 [f]	2020 [f]
Net asset value beginning of period	$10.00	$10.00	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.22	0.22	0.18
Net realized and unrealized gain/(loss) on investments	0.04	0.04	0.05
Total from investment operations	0.26	0.26	0.23
Less Distributions
Dividends from net investment income	(0.03)	(0.03)	(0.03)
Distributions from net realized capital gains	—	—	—
Total distributions	(0.03)	(0.03)	(0.03)
Net asset value end of period	10.23	10.23	10.20
Net assets end of period (000s)	$1,540	$1,589	$ 30
Ratios and Supplemental Data (%)
Total return[b]	2.63% [c]	2.63% [c]	2.30% [c]
Ratio of total expenses to average net assets^	6.94 [d]	7.02 [d]	7.39 [d]
Ratio of net expenses to average net assets[a]	0.79 [d]	0.87 [d]	1.24 [d]
Ratio of net investment income to average net assets[a]	2.50 [d]	2.43 [d]	2.05 [d]
Portfolio turnover	47 [c]	47 [c]	47 [c]

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on average daily shares outstanding during the period.
f	For the period December 1, 2019 (inception) through October 31, 2020
The accompanying notes are an integral part of the Financial Statements.

38

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39

Harbor Robeco Funds
Notes to Financial Statements—October 31, 2020

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2020, the Trust consists of 36 separate portfolios. The portfolios covered by this report are: Harbor Robeco Emerging Markets Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, Harbor Robeco US Conservative Equities Fund, and Harbor Robeco Emerging Markets Active Equities Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
Each Fund’s inception date was December 1, 2019.
The Funds currently offer four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. There is no current investment in the Administrative Class.  The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), certain expenses may be applied differently to each class of shares in accordance with current regulations of the U.S. Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants, and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
40

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
41

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities (except for premiums on certain callable debt securities that are amortized to the earliest call date) using the effective yield method. Distributions from real estate investment trust securities are recorded as dividend income, and may be reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Taxes
Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions expected to be taken upon filing the 2020 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
42

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Foreign Currency Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
Foreign currency contracts are marked-to-market daily and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the period, Harbor Robeco Emerging Markets Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, and Harbor Robeco Emerging Markets Active Equities Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at period end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Rights and Warrants
Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants are contracts that generally give the holder the right, but not the obligation, to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights and warrants are typically written by the issuer of the security underlying the right or warrant. Although some rights and warrants may be non-transferable, others may be traded over-the-counter or on an exchange.
A Fund may acquire rights or warrants in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. The value of a right or warrant may not necessarily change with the value of the underlying securities. When a Fund acquires rights or warrants, it runs the risk that it will lose its entire investment in the rights or warrants, unless the Fund exercises the right or warrant, acquires the underlying securities, or enters into a closing transaction before expiration. Rights and warrants cease to have value if they are not exercised prior to their expiration date. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the
43

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fund will lose part or all of its investment. Any premiums or purchase price paid for rights or other warrants that expire are treated as realized losses. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the rights or warrants.
Rights or warrants outstanding at the end of the period, if any, are disclosed at the end of each applicable Fund’s Portfolio of Investments and are included in “Purchased options” in the Statements of Assets and Liabilities. Realized gain/(loss) and unrealized appreciation/(depreciation) recognized during the period are included in “Purchased options” in the Statements of Operations.
During the period, Harbor Robeco Emerging Markets Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, and Harbor Robeco Emerging Markets Active Equities Fund held rights/warrants as a result of their investments in underlying securities.
Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the period ended October 31, 2020 are as follows:
	Purchases (000s)	Sales (000s)
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	$3,966	$ 789
Harbor Robeco Global Conservative Equities Fund	5,350	1,443
Harbor Robeco International Conservative Equities Fund	4,015	897
Harbor Robeco US Conservative Equities Fund	4,505	1,116
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	$4,513	$1,384
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Collateral may consist of cash and/or securities issued by the U.S. Treasury. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. This collateral is recognized as the gross liability for securities loaned in the Statements of Assets and Liabilities. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services, according to agreed-upon rates. The Lending Agent and a Fund will share in any shortfall in the rebate due to the borrower, according to agreed-upon rates.
In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, a Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statements of Operations.
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent
44

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities.
During the year, Harbor Robeco Global Conservative Equities Fund and Harbor Robeco International Conservative Equities Fund engaged in securities lending.  As of October 31, 2020, the Funds had no securities out on loan.
Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly owned subsidiary of ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	0.68%	0.68%
Harbor Robeco Global Conservative Equities Fund	0.35	0.35
Harbor Robeco International Conservative Equities Fund	0.40	0.40
Harbor Robeco US Conservative Equities Fund	0.30	0.30
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	0.72%	0.72%
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the period, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	0.75%	0.83%	1.08%	1.20%	02/28/2021
Harbor Robeco Gobal Conservative Equities Fund	0.40	0.48	0.73	0.85	02/28/2021
Harbor Robeco International Conservative Equities Fund	0.45	0.53	0.78	0.90	02/28/2021
Harbor Robeco US Conservative Equities Fund	0.35	0.43	0.68	0.80	02/28/2021
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	0.79%	0.87%	1.12%	1.24%	02/28/2021
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Subadviser
Robeco Institutional Asset Management US Inc. (“RIAM US”) serves as Subadviser to each of the Harbor Robeco Funds. RIAM US is a wholly-owned subsidiary of ORIX and an affiliate of Harbor Capital. There were no affiliated transactions between the Funds and the subadviser during the period. The subadvisory fees are paid by Harbor Capital to RIAM US.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (each, a “12b-1 Plan”) as applicable, each Fund pays the
45

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to each 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in a Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
Amounts payable by a Fund under each 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Each 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under each 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.22% of the average daily net assets of all Investor Class shares
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the period ended October 31, 2020. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the period, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
As of October 31, 2020, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries				Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Investor Class	Total
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	148,857	148,847	3,006	300,710	95.9%
Harbor Robeco Global Conservative Equities Fund	177,147	148,692	3,003	328,842	87.4
Harbor Robeco International Conservative Equities Fund	148,599	148,590	3,001	300,190	98.3
Harbor Robeco US Conservative Equities Fund	151,758	148,799	3,005	303,562	89.1
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	148,995	148,975	3,009	300,979	97.5%
46

Harbor Robeco Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. Reclassifications, if any are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. There were no reclassification amounts on the Statement of Assets and Liabilities between total distributable earnings/(loss) and paid-in capital for the year ended October 31, 2020.
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2020
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	$ 8	$—	$ 8
Harbor Robeco Global Conservative Equities Fund	4	—	4
Harbor Robeco International Conservative Equities Fund	2	—	2
Harbor Robeco US Conservative Equities Fund	6	—	6
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	$10	$—	$10
47

Harbor Robeco Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
As of October 31, 2020, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	$88	$—	$ (89)
Harbor Robeco Global Conservative Equities Fund	79	—	(109)
Harbor Robeco International Conservative Equities Fund	95	—	(83)
Harbor Robeco US Conservative Equities Fund	51	—	(80)
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	$72	$—	$ 103
At October 31, 2020, the Funds in the following table had capital loss carryforwards for federal tax purposes which will reduce the Funds' taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryforward
	Short-Term (000s)	Long-Term (000s)	Total (000s)
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	$204	$—	$204
Harbor Robeco Global Conservative Equities Fund	493	—	493
Harbor Robeco International Conservative Equities Fund	278	—	278
Harbor Robeco US Conservative Equities Fund	297	—	297
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	$103	$—	$103
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at October 31, 2020 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund*	$2,980	$319	$(408)	$ (89)
Harbor Robeco Global Conservative Equities Fund*	3,467	204	(313)	(109)
Harbor Robeco International Conservative Equities Fund*	2,870	165	(248)	(83)
Harbor Robeco US Conservative Equities Fund*	3,088	201	(281)	(80)
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund*	$3,041	$451	$(348)	$ 103

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
48

Harbor Robeco Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Robeco Emerging Markets Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, Harbor Robeco US Conservative Equities Fund and Harbor Robeco Emerging Markets Active Equities Fund (collectively referred to as the “Funds”), (five of the funds constituting Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the funds constituting Harbor Funds), at October 31, 2020, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund comprising the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Robeco Emerging Markets Conservative Equities Fund
Harbor Robeco Global Conservative Equities Fund
Harbor Robeco International Conservative Equities Fund
Harbor Robeco US Conservative Equities Fund
Harbor Robeco Emerging Markets Active Equities Fund	For the period from December 1, 2019 (inception) through October 31, 2020
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Harbor Funds investment companies since 2000.
Chicago, Illinois
December 21, 2020
49

Harbor Robeco Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020
Harbor Robeco Emerging Markets Conservative Equities Fund
Retirement Class	0.75%
Actual		$3.93	$1,000	$1,086.15
Hypothetical (5% return)		3.81	1,000	1,021.27
Institutional Class	0.83%
Actual		$4.35	$1,000	$1,086.15
Hypothetical (5% return)		4.22	1,000	1,020.86
Investor Class	1.20%
Actual		$6.28	$1,000	$1,083.92
Hypothetical (5% return)		6.09	1,000	1,018.95
Harbor Robeco Global Conservative Equities Fund
Retirement Class	0.40%
Actual		$2.07	$1,000	$1,061.03
Hypothetical (5% return)		2.03	1,000	1,023.08
Institutional Class	0.48%
Actual		$2.49	$1,000	$1,062.28
Hypothetical (5% return)		2.44	1,000	1,022.66
Investor Class	0.85%
Actual		$4.40	$1,000	$1,060.00
Hypothetical (5% return)		4.32	1,000	1,020.76
50

Harbor Robeco Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020
Harbor Robeco International Conservative Equities Fund
Retirement Class	0.45%
Actual		$2.36	$1,000	$1,092.53
Hypothetical (5% return)		2.29	1,000	1,022.82
Institutional Class	0.53%
Actual		$2.78	$1,000	$1,091.34
Hypothetical (5% return)		2.69	1,000	1,022.41
Investor Class	0.90%
Actual		$4.72	$1,000	$1,089.07
Hypothetical (5% return)		4.57	1,000	1,020.50
Harbor Robeco US Conservative Equities Fund
Retirement Class	0.35%
Actual		$1.80	$1,000	$1,043.38
Hypothetical (5% return)		1.78	1,000	1,023.33
Institutional Class	0.43%
Actual		$2.21	$1,000	$1,042.20
Hypothetical (5% return)		2.19	1,000	1,022.92
Investor Class	0.80%
Actual		$4.10	$1,000	$1,041.08
Hypothetical (5% return)		4.06	1,000	1,021.01
Harbor Robeco Emerging Markets Active Equities Fund
Retirement Class	0.79%
Actual		$4.33	$1,000	$1,179.93
Hypothetical (5% return)		4.01	1,000	1,021.07
Institutional Class	0.87%
Actual		$4.77	$1,000	$1,181.29
Hypothetical (5% return)		4.42	1,000	1,020.65
Investor Class	1.24%
Actual		$6.79	$1,000	$1,179.19
Hypothetical (5% return)		6.29	1,000	1,018.75

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
51

Harbor Robeco Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year ended October 31, 2020 as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
CONSERVATIVE EQUITY
Harbor Robeco Global Conservative Equities Fund	44%
Harbor Robeco US Conservative Equities Fund	98%
For the fiscal year ended October 31, 2020, each Fund designates up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If a Fund pays a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV.
The Funds designate the following foreign taxes and foreign source earned income for Federal income tax purposes:
	Foreign Taxes Paid (000s)	Foreign Source Earned Income (000s)
CONSERVATIVE EQUITY
Harbor Robeco Emerging Markets Conservative Equities Fund	$16	$128
Harbor Robeco International Conservative Equities Fund	11	98
CORE EQUITY
Harbor Robeco Emerging Markets Active Equities Fund	$12	$101
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2020 will receive a Form 1099-DIV in January 2021 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
52

Harbor Robeco Funds
Additional Information—Continued

Trustees and Officers
As of December 2020
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (57) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	36	None
Donna J. Dean (69) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	36	None
Joseph L. Dowling III (56) Trustee	Since 2017	Chair & Special Advisor to the University’s President (2020-Present), Chief Executive Officer (2018-2020), Interim Chief Financial Officer (2019-2020), and Chief Investment Officer (2013-2018), Brown University Investment Office; Chief Executive Officer, Jaws Acquisition Corp. (blank check company, 2020-Present); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	36	Director of Integrated Electrical Services (2012-Present);Director of Third Point RE (2019- Present).
Randall A. Hack (73) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	36	None
Robert Kasdin (62) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Director and Executive Committee Member, The Y in Central Maryland (2018-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	36	Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
53

Harbor Robeco Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (68) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	36	None
Douglas J. Skinner (58) Trustee	Since 2020	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-Present), Interim Dean (2016-2017), University of Chicago Booth School of Business.	36	None
Ann M. Spruill (66) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	36	None
INTERESTED TRUSTEE
Charles F. McCain (51)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director and Chairperson (2019-Present), Harbor Trust Company, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.; and Chief Compliance Officer, Harbor Funds (2004-2017).	36	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (45) Chief Compliance Officer	Since 2017	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director and Secretary (2019-Present), Harbor Trust Company, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.; and AML Compliance Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds.
Anmarie S. Kolinski (49) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Director and Treasurer (2019-Present), Harbor Trust Company, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Kristof M. Gleich (41) Vice President	Since 2019	President (2018-Present) and Chief Investment Officer (2020), Harbor Capital Advisors, Inc.; Director, Vice Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust Company, Inc.; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan Chase & Co.
54

Harbor Robeco Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Gregg M. Boland (57) Vice President	Since 2019	Executive Vice President (2020-Present), Vice President (2019-2020), Harbor Capital Advisors, Inc.; President (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations (2007-2015), Harbor Services Group, Inc.; and Senior Vice President, AML Compliance Officer, and OFAC Officer (2019-Present), Harbor Funds Distributors, Inc.
Diana R. Podgorny (41) Secretary	Since 2018	Senior Vice President and Assistant General Counsel (2020-Present), Vice President and Assistant General Counsel (2017-2020), Harbor Capital Advisors, Inc.; Director and Vice President (2020 – Present), Harbor Trust Company, Inc.; Vice President and Counsel, AMG Funds LLC (2016-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-2017); Assistant Secretary, AMG Funds IV (2010-2017); and Vice President and Counsel, Aston Asset Management, LLC (2010-2016).
Jodie L. Crotteau (48) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and AML/OFAC Officer (2019-Present), Harbor Trust Company, Inc.; Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
Lana M. Lewandowski (41) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (56) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present), Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; Vice President (2020 – Present), Harbor Trust Company, Inc.; and Assurance Executive Director, Ernst & Young LLP (1999-2015).
John M. Paral (52) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
55

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement (“Privacy Statement”) is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. (collectively, “Harbor” “we” or “us”). The measures described in this Privacy Statement reflect the commitments we make to protect the privacy of your personal information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
In the course of providing products and services, we collect personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties, including when you contact Shareholder Services or establish an account with us. This Privacy Statement applies to personal information we collect from those sources unless we inform you otherwise.
The personal information collected may include name, address, email address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, bank account information, location data (depending on your app settings and device permissions), and other information voluntarily provided by you.
We may also collect certain information automatically when you visit us through our website or a mobile application. For example, we may collect technical and navigational information, such as computer browser type, device type, device ID, Internet protocol address, pages visited average time spent on our website and searches performed on our website. We may use this information to alert you to software compatibility issues; to provide you with or improve or websites, applications, products or services; or to provide you with content that may be of interest to you. We use your IP address to help diagnose problems with our server and to administer our website. Your IP address is also used to gather broad demographic information. This information will be used for internal purposes only. We also collect information in the form of log files that record website and app activity and gather statistics about your browsing habits. These entries are generated automatically, and help us to troubleshoot errors, improve performance and maintain the security of our sites and apps. We use “cookies” and similar files that may be placed on your computer or device for security purposes, to facilitate site navigation and to personalize the appearance of our site. We provide more information regarding cookies and other tracking technologies below.
In addition, we may receive personal information about you that you authorize third parties to provide to us. We also may obtain personal information from third-party service providers to verify your identity, to prevent fraud, or to help us identify products and services that may be of interest to you.
The personal information we collect about you may be transferred to or stored by us or our service providers in the United States or elsewhere, as permitted by law.
If you do not wish to provide personal information to us, we may be unable to provide certain products or services to you.

Information Sharing
We disclose personal information with affiliated and non-affiliated parties: (1) as permitted or required by law or regulation; (2) if we believe that is necessary to: comply with applicable laws, regulations, or industry requirements; respond to requests from a legal, regulatory, or governmental authority; enforce legal terms; detect and resolve any fraud or security concerns, and protect the rights, property, and safety of us, our users, or others; (3) in the event of a merger, acquisition or sale of all or substantially all of our assets; or (4) as otherwise described in this Privacy Statement.
Personal information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services (including, without limitation, completing transactions), such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as with other financial institutions. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than those purposes described in this Privacy Statement or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
56

Harbor’s Privacy Statement—Continued

Security
We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, two-factor authentication, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com.

Linking to
Third Parties
When you visit our website and leave to go to another linked site, we are not responsible for the content or availability of the linked site. Please be advised that if you enter into a transaction on the third-party site, we do not represent either the third party or you. Further, the privacy and security policies of the linked site may differ from those practiced by us.

Cookies and Other Technologies
A cookie is a small text file that is stored on your computer, tablet, or device when you visit a website or a mobile application. Cookies usually store small bits of information about you and what you do on that site or application, which are then used to improve your browsing experience. Some cookies are only used during a single visit, while others are saved on your device until your next visit. Harbor Funds and our third-party providers use both types of cookies to make your visits more productive.
If you are concerned about cookies, they can be blocked from your device, or you can set your browser to notify you when they are being used. Use the Help feature of your browser to learn how.
Our website, mobile application, and emails may use a web beacon. A web beacon helps to measure usage and activity and reports that activity back to the system providers. In some cases, a web beacon triggers the placement of a cookie on your device.
We and our service providers use web beacons and cookies to determine things like if and when you open our emails, what type of device, operating system, email program, or web browser you are using, your IP address, and what links you click within our site or email. These things enable us to gauge the effectiveness, relevance, and value of our content and communications.
We use Google Analytics (which uses a web beacon) to collect information about use of our website and mobile application. For more information on opting out of being tracked by Google Analytics, visit https://tools.google.com/dlpage/gaoptout.

Do Not Track
Our third-party vendors may collect information about users across our website. We do not currently have the capability to respond to a web browser that does not track signals or other mechanisms that provide you with the ability to exercise choice regarding the collection of this information.

Changes to this
Privacy Statement
We reserve the right to change or revise this Privacy Statement at any time to reflect changes in the law or our data collection and use practices. New updates to the Privacy Statement will be posted to our website and are include in Harbor Funds’ annual reports to shareholders. Privacy Statement changes will apply to the information collected from the date we post our revised Privacy Statement, as well as to existing information we hold.

Contact Us
If you have any questions or concerns about how we maintain the privacy of your personal information or if you would like to update your personal information on file, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time. You may also write to us at the following postal address:
Harbor Funds
c/o Harbor Services Group, Inc.
PO Box 804660
Chicago, IL 60680-4108
We recommend that you read and retain this notice for your personal files.
Last Updated: December 2020
57

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58

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.AR.HR.1020

Annual Report
October 31, 2020
International & Global  Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor Diversified International All Cap Fund	HNIDX	HAIDX	HRIDX	HIIDX
Harbor Emerging Markets Equity Fund	HNEMX	HAEMX	HREMX	HIEEX
Harbor Focused International Fund	HNFRX	HNFSX	HNFDX	HNFIX
Harbor Global Leaders Fund	HNGIX	HGGAX	HRGAX	HGGIX
Harbor International Fund	HNINX	HAINX	HRINX	HIINX
Harbor International Growth Fund	HNGFX	HAIGX	HRIGX	HIIGX
Harbor International Small Cap Fund	HNISX	HAISX	HRISX	HIISX
Harbor Overseas Fund	HAORX	HAOSX	HAOAX	HAONX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
The 2020 fiscal year has been a historic period that will undoubtedly live on in our memories as much as we might like to forget the massive disruptions caused by the coronavirus pandemic and the toll it has taken on human lives.
The period began quietly in investment markets, extending a lengthy stretch of subdued volatility. That relative calm came to a dramatic end in late February when the extent of the pandemic became clear, sending shockwaves across global investment markets. Volatility spiked sharply higher, market liquidity became challenged, and government bond yields plunged in a flight to safety. From its peak on February 19 to its March 23 trough, the S&P 500 tumbled 33.8% for its fastest ever descent into bear-market territory. International markets followed suit, with the MSCI All Country World Ex. US (ND) Index falling 32.9% over the same period. Although U.S. Treasuries served as a ballast during the period, corporate bonds did not escape the sharp selloff, with both investment-grade and high-yield credit indexes experiencing double-digit losses.
Governments and central banks acted swiftly and forcefully to support the global economy with massive fiscal and monetary stimulus. This jolt of liquidity put a floor under markets and set the stage for a sharp rebound. Broad stock and bond indexes gained ground throughout much of the rest of the year, shrugging off concerns about the pandemic, inconsistent policy responses, uncertainty around the U.S. election, and escalating social tensions.
As time marched on, economic data has improved. We see GDP is growing again, unemployment appears to have bottomed, and many market measures ended the fiscal year in positive territory. However, economic and market recovery has been uneven. The re-emergence of volatility has brought about significant dispersion across markets. For example, the difference between the best and worst sectors reached its widest levels in many years. Similarly, growth stocks outperformed value stocks by the widest margin in more than 20 years.
This volatile environment, though challenging, has been welcome news for talented active managers, because it has provided them with more opportunities to add value and distance themselves from the pack. Our research shows that the difference between top performing and bottom performing managers in many categories is at its highest level in 20 years.
Harbor believes there are many ways to seek to reach long-term financial goals. Drawing upon experienced portfolio managers who stay true to a strategy grounded in enduring investment principles is one way we believe offers the potential to achieve positive outcomes over time. Even though volatility is likely to be with us for some time to come, we are confident that all our subadvisers continue to strive to skillfully execute their strategies to benefit shareholders over the long haul.
It is important to acknowledge that while market gyrations provide opportunities for skillful professional managers, they can pose behavioral challenges for the rest of us. The sharp selloff in the first quarter was enough to test the mettle of the calmest investor. However, those who stayed the course and stuck to their long-term plans likely benefitted from the sharp recovery that followed. We will look back on this period as a time that underscored the value of thoughtful active management and timeless investment principles such as diversification, discipline, and a long-term view.
I hope that you and your families continue to fare well during these ongoing challenging times. Thank you for your continued investment in Harbor Funds.
December 21, 2020

Charles F. McCain
Chairman

Harbor Diversified International All Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2015
Charles Carter
Since 2015
Nick Longhurst
Since 2015
William J. Arah
Since 2015
Simon Somerville
Since 2016
Michael Nickson, CFA
Since 2018
Michael Godfrey, CFA
Since 2015
David Cull, CFA
Since 2015
Robert Anstey, CFA
Since 2015
Marathon Asset Management LLP (Marathon-London) has subadvised the Fund since 2015.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
Investor enthusiasm for what appeared to be easing trade tensions between the U.S. and China over the final quarter of 2019 drifted deep into memory as the onslaught of the novel COVID-19 epidemic began to take center stage and rock the foundations of societies, economies and equity markets across the globe.
Following a dramatic drawdown towards the end of the first quarter of 2020, broad equity market indices reversed course sharply over the second quarter, taking some back to where they started at the beginning of the year. The recovery in capital markets was fueled by additional monetary accommodation efforts and record amounts of liquidity provided by central banks alongside fiscal stimulus provided by governments. These efforts have powered money supply relative to economic growth and, in turn, found their way into financial assets. But the debt that has been created will not disappear any time soon. Equity multiples have expanded in this environment and there has been evidence of speculative investment activity, leading to valuation excesses across pockets of the market that have not been seen since the ‘technology bubble’ of the late 1990s.
Through the COVID-induced market drawdown and partial recovery experienced thus far, there also remained little in the way of rotation in market leadership, with growth-oriented investment strategies outperforming their value peers and larger capitalization stocks outperforming the smaller capitalization universe. So-called ‘bond proxy’ shares (i.e. low volatility mega-caps with modest but secure dividends) continued to attract investor appetite through this period of historically low interest rates.
In this environment, it has been a challenge for fundamental, bottom-up equity investors to keep up with indices that have essentially become both narrative and momentum-led. The concentration of equity market returns being anchored around just a handful of mega-cap stocks added to the challenging market dynamics for stock pickers. That said, there were signals of extended performance patterns and market leadership beginning to break down and rotate during the second half of 2020.
Performance
Harbor Diversified International All Cap Fund underperformed the MSCI All Country World Ex. U.S. (ND) Index over the year ended October 31, 2020, returning -6.25% (Retirement Class), -6.33% (Institutional Class), -6.54% (Administrative Class) and -6.58% (Investor Class), while the Index returned -2.61%. While stock selection in Europe was particularly strong, the negative influence due to positioning across the emerging markets (particularly within China) and within Japan more than offset those relative gains. Specifically, the Fund’s material underweight to China, as well as the portfolio’s greater domestic exposure and value orientation in Japan relative to the benchmark index drove the majority of the underperformance experienced over the reporting period.
From a sector standpoint, the Fund’s underweight exposure to the internet and direct marketing retail sub-industry within the Consumer Discretionary sector, as well as stock specific positioning in the Communication Services, Information Technology and Financials sectors, exerted a negative influence on relative returns.
At the stock level, German-listed meal kit delivery company HelloFresh and Danish wind turbine manufacturer Vestas Wind Systems were notable positive contributors. HelloFresh benefited from faster than expected growth and profitability, while Vestas delivered strong revenue growth and reinstated full year guidance leading to continued strong performance of the shares. At the other end of the performance tables, not owning the technology mega-cap heavyweights Tencent and Alibaba contributed negatively.

Harbor Diversified International All Cap Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/02/2015 through 10/31/2020
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	5 Years	Annualized
			Life of Fund
Harbor Diversified International All Cap Fund
Retirement Class[1,2]	-6.25%	N/A	2.81%
Institutional Class[1]	-6.33	N/A	2.75
Administrative Class[1]	-6.54	N/A	2.49
Investor Class[1]	-6.58	N/A	2.38
Comparative Index
MSCI All Country World Ex. U.S. (ND)[1]	-2.61%	N/A	4.27%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.72% (Net) and 0.87% (Gross) (Retirement Class); 0.80% (Net) and 0.95% (Gross) (Institutional Class); 1.05% (Net) and 1.20% (Gross) (Administrative Class); 1.17% (Net) and 1.32% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Outlook & Strategy
Continued monetary accommodation and government stimulus efforts in response to the COVID-19 outbreak, coupled with anecdotal evidence of improving economic conditions relative to that experienced over the first half of the year, drove overall investor appetite for riskier (and higher yielding) assets such as equities, thus further increasing the disconnect between global capital market performance and the economic realities currently faced by populations around the world.
To that end, there has been much discussion about whether this rally is justified given the increase in valuation multiples. To some extent, however, the point may be moot because when emerging from recessions, valuations may appear inflated as markets anticipate a future recovery in earnings. It is as the next year unfolds that we will know whether markets were correct in anticipating such a steep recovery in profits. We believe that the outlook, in other words, rests on earnings living up to expectations that have already been priced in. If this year marked the end of a market cycle and the beginning of a new one, then it would be highly unusual since many of the valuation excesses of recent years have not been unwound, rather they have been extrapolated even further. It is therefore no surprise to see an onslaught of new IPOs and a proliferation of so-called ‘SPACs’ (Special Purpose Acquisition Companies) as private companies seek to take advantage of high valuations in the public market. Meanwhile, the disparity between the performance of growth and value stocks, large caps and small caps has grown ever wider (though with some nuances depending on the market in question).
Given these market dynamics, in our view, empirical data would suggest that the investment pendulum will swing once again and that superior long-term returns are far more likely to come from precisely the opposite ends of the investing spectrum to those now in vogue. Rather than revert to narrative investing or chasing momentum, we continue to focus on, look for, and invest in companies that we believe exhibit favorable supply side dynamics (and with management teams that have a track record of allocating capital efficiently) at valuation levels grounded in evidence-based fundamentals rather than speculative fervor.

1	The “Life of Fund” return as shown reflects the period 11/02/2015 through 10/31/2020.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
All international and global returns are in U.S. Dollars.
This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Diversified International All Cap Fund
Portfolio of Investments—October 31, 2020

REGION BREAKDOWN (% of investments) -Unaudited
(Excludes derivatives)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.7%
Shares		Value
AEROSPACE & DEFENSE—0.6%
27,836	Airbus SE (France)*	$ 2,037
318,907	BAE Systems plc (United Kingdom)	1,639
134,315	Embraer SA (Brazil)*	141
542,358	Rolls-Royce Holdings plc (United Kingdom)*	502
10,773	Thales SA (France)	702
		5,021
AIR FREIGHT & LOGISTICS—0.2%
117,909	Grupo Aeroportuario del Pacifico SAB de CV (Mexico)	982
24,541	Oesterreichische Post AG (Austria)	779
		1,761
AIRLINES—0.1%
139,535	EasyJet plc (United Kingdom)	915
AUTO COMPONENTS—1.3%
49,000	Bridgestone Corp. (Japan)	1,597
COMMON STOCKS—Continued
Shares		Value
AUTO COMPONENTS—Continued
169,301	Gestamp Automocion SA (Spain)[1]	$ 518
263,324	GUD Holdings Ltd. (Australia)	2,349
38,616	Hankook Tire & Technology Co. Ltd. (South Korea)	1,082
15,500	Koito Manufacturing Co. Ltd. (Japan)	748
32,340	Magna International Inc. (Canada)	1,651
2,527,125	Nemak SAB de CV (Mexico)[1]	776
40,700	Sumitomo Electric Industries Ltd. (Japan)	449
12,800	Toyota Industries Corp. (Japan)	827
		9,997
AUTOMOBILES—1.4%
1,441,431	Baic Motor Corp. Ltd. (China)[1]	533
28,236	Bayerische Motoren Werke AG (Germany)	1,930
17,094	Hyundai Motor Co. (South Korea)	2,502
216,487	Mahindra & Mahindra Ltd. (India)	1,735
67,500	Toyota Motor Corp. (Japan)	4,431
		11,131

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
BANKS—5.9%
676,244	Axis Bank Ltd. (India)*	$ 4,469
67,177	Bancolombia SA ADR (Colombia)[2]	1,712
3,587,800	Bank Mandiri Persero TBK PT (Indonesia)	1,398
393,597	Bank of Ireland Group plc (Ireland)*	977
765,540	Bank of The Philippine Islands (Philippines)	1,161
581,558	Bankia SA (Spain)	715
2,136,368	Barclays plc (United Kingdom)	2,961
68,130	BNP Paribas SA (France)	2,376
912,495	Cairo Mezz plc (Greece)*	110
36,690	Close Brothers Group plc (United Kingdom)	512
21,756	Danske Bank AS (Denmark)	290
34,917	DBS Group Holdings Ltd. (Singapore)	520
74,593	DNB ASA (Norway)	1,007
10,703,428	Eurobank Ergasias SA (Greece)*	3,579
26,300	Fukuoka Financial Group Inc. (Japan)	440
6,722,899	Grupo Financiero Inbursa SAB de CV (Mexico)*	4,982
44,057	Hana Financial Group Inc. (South Korea)	1,190
167,162	HSBC Holdings plc (Hong Kong)*	698
263,495	Intesa Sanpaolo SpA (Italy)*	437
932,100	Kasikornbank PCL (Thailand)	2,276
50,210	Komercni Banka AS (Czech Republic)*	1,020
5,909,478	Lloyds Banking Group plc (United Kingdom)*	2,152
871,900	Resona Holdings Inc. (Japan)	2,875
271,953	Standard Chartered plc (United Kingdom)	1,243
70,300	Sumitomo Mitsui Financial Group Inc. (Japan)	1,946
21,600	Sumitomo Mitsui Trust Holdings Inc. (Japan)	581
230,147	Svenska Handelsbanken AB (Sweden)	1,865
252,171	UniCredit SpA (Italy)*	1,889
114,882	United Overseas Bank Ltd. (Singapore)	1,596
		46,977
BEVERAGES—3.9%
1,046,554	AmBev SA (Brazil)*	2,222
37,402	Anheuser-Busch InBev SA (Belgium)	1,935
12,700	Asahi Group Holdings Ltd. (Japan)	393
17,218	Carlsberg AS (Denmark)	2,180
306,027	Coca-Cola Amatil Ltd. (Australia)	2,675
32,973	Coca-Cola European Partners plc (United States)	1,177
128,652	Davide Campari-Milano NV (Netherlands)	1,345
111,230	Diageo plc (United Kingdom)	3,595
1,036,134	East African Breweries Ltd. (Kenya)	1,428
70,774	Fomento Economico Mexicano SAB de CV ADR (Mexico)[2]	3,805
43,682	Heineken NV (Netherlands)	3,867
232,400	Kirin Holdings Co. Ltd. (Japan)	4,190
3,911	Pernod Ricard SA (France)	630
18,800	Suntory Beverage & Food Ltd. (Japan)	648
96,000	Tsingtao Brewery Co. Ltd. (China)	795
		30,885
BUILDING PRODUCTS—1.7%
258,129	Assa Abloy AB Class B (Sweden)	5,532
10,365	Geberit AG (Switzerland)	5,900
222,429	GWA Group Ltd. (Australia)	412
84,900	LIXIL Group Corp. (Japan)	1,844
		13,688
CAPITAL MARKETS—2.2%
314,210	3i Group plc (United Kingdom)	3,924
198,448	Brookfield Asset Management Inc. (Canada)	5,897
90,300	Daiwa Securities Group Inc. (Japan)	366
55,139	Georgia Capital plc (United Kingdom)*	263
158,421	IG Group Holdings plc (United Kingdom)	1,563
COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—Continued
24,700	JAFCO Co. Ltd. (Japan)	$ 1,117
15,600	Japan Exchange Group Inc. (Japan)	381
291,997	Jupiter Fund Management plc (United Kingdom)	880
332,800	Nomura Holdings Inc. (Japan)	1,490
16,890	Rathbone Brothers plc (United Kingdom)	318
82,858	St. James's Place plc (United Kingdom)	966
31,410	UBS Group AG (Switzerland)	366
		17,531
CHEMICALS—1.7%
35,700	Air Water Inc. (Japan)	510
56,462	BASF SE (Germany)	3,092
57,918	Enaex SA (Chile)	528
12,800	Nippon Shokubai Co. Ltd. (Japan)	627
26,900	Nissan Chemical Corp. (Japan)	1,428
9,100	Nitto Denko Corp. (Japan)	639
239,097	Orica Ltd. (Australia)	2,567
77,087	PhosAgro PJSC GDR (Russia)[2]	888
9,500	Shin-Etsu Chemical Co. Ltd. (Japan)	1,269
46,727	Tikkurila OYJ (Finland)	747
21,200	Tokyo Ohka Kogyo Co. Ltd. (Japan)	1,255
		13,550
COMMERCIAL SERVICES & SUPPLIES—3.0%
10,400	AEON Delight Co. Ltd. (Japan)	274
381,835	Brambles Ltd. (Australia)	2,575
2,465,000	Cleanaway Waste Management Ltd. (Australia)	3,554
42,897	Elis SA (France)*	471
778,403	G4S plc (United Kingdom)*	2,053
321,830	HomeServe plc (United Kingdom)	4,612
75,637	Ritchie Bros Auctioneers Inc. (Canada)	4,585
20,659	S-1 Corp. (South Korea)	1,485
14,600	Secom Co. Ltd. (Japan)	1,233
1,150,107	Serco Group plc (United Kingdom)*	1,922
16,600	Sohgo Security Services Co. Ltd. (Japan)	773
		23,537
CONSTRUCTION & ENGINEERING—0.9%
47,128	Boskalis Westminster NV (Netherlands)	948
20,429	Ferrovial SA (Spain)	442
108,600	Maeda Corp. (Japan)	782
246,600	Obayashi Corp. (Japan)	2,064
190,000	Penta-Ocean Construction Co. Ltd. (Japan)	1,205
1,181,767	Raubex Group Ltd. (South Africa)	1,452
23,500	Shimizu Corp. (Japan)	163
		7,056
CONSTRUCTION MATERIALS—0.7%
16,035	CRH plc (Ireland)	563
219,273	Fletcher Building Ltd. (New Zealand)	594
5,611	Imerys SA (France)	168
96,000	Taiheiyo Cement Corp. (Japan)	2,253
8,794	Vicat SA (France)	270
79,184	Wienerberger AG (Austria)	1,999
		5,847
CONSUMER FINANCE—0.7%
15,200	AEON Financial Service Co. Ltd. (Japan)	156
6,293,027	Gentera SAB de CV (Mexico)*	1,483
323,214	International Personal Finance plc (United Kingdom)	239
329,768	Non-Standard Finance plc (United Kingdom)[1]	17

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
CONSUMER FINANCE—Continued
194,998	Provident Financial plc (United Kingdom)*	$ 587
314,509	Shriram Transport Finance Co. Ltd. (India)	2,926
		5,408
CONTAINERS & PACKAGING—0.3%
483,623	DS Smith plc (United Kingdom)	1,774
85,100	Toyo Seikan Group Holdings Ltd. (Japan)	795
		2,569
DISTRIBUTORS—0.1%
159,421	Inchcape plc (United Kingdom)	1,023
DIVERSIFIED FINANCIAL SERVICES—0.1%
669,308	AMP Ltd. (Australia)	720
1,118,000	First Pacific Co. Ltd. (Hong Kong)	348
		1,068
DIVERSIFIED TELECOMMUNICATION SERVICES—1.6%
44,506	BCE Inc. (Canada)	1,789
134,765	Deutsche Telekom AG (Germany)	2,048
715,387	Koninklijke KPN NV (Netherlands)	1,932
196,397	KT Corp. ADR (South Korea)[2]	1,889
210,900	Nippon Telegraph & Telephone Corp. (Japan)	4,436
616,249	Telkom SA SOC Ltd. (South Africa)	970
		13,064
ELECTRIC UTILITIES—0.6%
28,185	Orsted AS (Denmark)[1]	4,473
ELECTRICAL EQUIPMENT—2.9%
51,068	ABB Ltd. (Switzerland)	1,239
61,940	Legrand SA (France)	4,585
8,100	Mabuchi Motor Co. Ltd. (Japan)	334
34,016	Schneider Electric SE (France)	4,133
2,004,850	TECO Electric and Machinery Co. Ltd. (Taiwan)	2,097
64,202	Vestas Wind Systems AS (Denmark)	11,015
		23,403
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.3%
18,400	Azbil Corp. (Japan)	747
402,000	Chroma ATE Inc. (Taiwan)	1,916
726,735	Delta Electronics Inc. (Taiwan)	4,835
171,500	Hitachi Ltd. (Japan)	5,780
28,000	Kyocera Corp. (Japan)	1,542
8,300	Omron Corp. (Japan)	599
15,500	Shimadzu Corp. (Japan)	443
24,686	Spectris plc (United Kingdom)	792
11,000	TDK Corp. (Japan)	1,294
		17,948
ENERGY EQUIPMENT & SERVICES—0.3%
170,111	John Wood Group plc (United Kingdom)	467
44,119	Petrofac Ltd. (United Kingdom)	68
742,702	Saipem SpA (Italy)*	1,308
28,433	TechnipFMC plc (France)	157
		2,000
ENTERTAINMENT—0.8%
24,507	CTS Eventim AG & Co. KGaA (Germany)	1,086
17,300	Konami Holdings Corp. (Japan)	677
4,679,100	Major Cineplex Group PCL (Thailand)	1,935
13,400	Makita Corp. (Japan)	592
35,706	Modern Times Group MTG AB Class B (Sweden)*	476
COMMON STOCKS—Continued
Shares		Value
ENTERTAINMENT—Continued
21,300	Nexon Co. Ltd. (Japan)	$ 594
1,200	Nintendo Co. Ltd. (Japan)	649
17,000	Toho Co. Ltd. (Japan)	673
		6,682
FOOD & STAPLES RETAILING—2.4%
121,691	Alimentation Couche-Tard Inc. (Canada)	3,748
104,083	Koninklijke Ahold Delhaize NV (Netherlands)	2,853
72,429	Loblaw Cos. Ltd. (Canada)	3,605
16,500	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	609
364,356	Metcash Ltd. (Australia)	756
40,461	PriceSmart Inc. (United States)	2,792
66,400	Seven & I Holdings Co. Ltd. (Japan)	2,018
16,500	Sundrug Co. Ltd. (Japan)	613
654,898	Tesco plc (United Kingdom)	1,743
		18,737
FOOD PRODUCTS—3.3%
10,600	Calbee Inc. (Japan)	325
288,000	China Mengniu Dairy Co. Ltd. (China)*	1,358
3,435,400	Delfi Ltd. (Singapore)	1,611
200,048	Devro plc (United Kingdom)	391
26,100	Fuji Oil Holdings Inc. (Japan)	826
2,429,373	Grupo Lala SAB de CV (Mexico)	1,489
546,588	Industrias Bachoco SAB de CV (Mexico)	1,699
33,100	Megmilk Snow Brand Co. Ltd. (Japan)	717
8,500	Meiji Holdings Co. Ltd. (Japan)	616
6,800	NH Foods Ltd. (Japan)	279
95,800	Nippon Suisan Kaisha Ltd. (Japan)	369
493,770	Tiger Brands Ltd. (South Africa)	6,125
1,506,255	Tingyi Cayman Islands Holding Corp. (China)	2,756
39,400	Toyo Suisan Kaisha Ltd. (Japan)	1,961
351,556	Ulker Biskuvi Sanayi AS (Turkey)	848
28,341	Viscofan SA (Spain)	1,913
4,607,000	Want Want China Holdings Ltd. (China)	3,051
		26,334
GAS UTILITIES—0.1%
24,400	Tokyo Gas Co. Ltd. (Japan)	553
HEALTH CARE EQUIPMENT & SUPPLIES—3.5%
52,943	Coloplast AS Class B (Denmark)	7,742
1,162,497	ConvaTec Group plc (United Kingdom)[1]	2,721
100,084	Demant AS (Denmark)*	3,160
60,489	Getinge AB Class B (Sweden)	1,184
82,148	GN Store Nord AS (Denmark)	5,914
10,100	Hoya Corp. (Japan)	1,140
19,200	Japan Lifeline Co. Ltd. (Japan)	248
61,958	Koninklijke Philips NV (Netherlands)	2,870
30,700	Olympus Corp. (Japan)*	588
33,908	Smith & Nephew plc (United Kingdom)	589
7,494	Sonova Holding AG (Switzerland)*	1,779
		27,935
HEALTH CARE PROVIDERS & SERVICES—1.0%
66,900	Alfresa Holdings Corp. (Japan)	1,225
24,635	Amplifon SpA (Italy)	896
58,488	Fresenius Medical Care AG & Co. KGaA (Germany)	4,466
67,800	MediPAL Holdings Corp. (Japan)	1,208
8,400	Ship Healthcare Holdings Inc. (Japan)	399
418,606	Sigma Healthcare Ltd. (Australia)*	156
		8,350

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—2.9%
1,611,000	Ajisen China Holdings Ltd. (China)	$ 204
41,466	Carnival plc (United Kingdom)	469
304,021	Compass Group plc (United Kingdom)	4,161
39,622	Flutter Entertainment plc (United Kingdom)	6,865
1,767,600	Genting Singapore Ltd. (Singapore)	835
247,954	GVC Holdings plc (United Kingdom)	3,106
513,840	Hongkong & Shanghai Hotels Ltd. (Hong Kong)	373
6,973	InterContinental Hotels Group PLC (United Kingdom)*	354
71,438	Playtech plc (United Kingdom)	315
645,100	SSP Group plc (United Kingdom)	1,562
509,286	Tsogo Sun Gaming Ltd. (South Africa)	109
361,584	Tsogo Sun Hotels Ltd. (South Africa)*	30
175,123	TUI AG (Germany)	687
80,576	Yum China Holdings Inc. (China)	4,289
		23,359
HOUSEHOLD DURABLES—0.9%
87,367	Barratt Developments plc (United Kingdom)	546
53,800	Casio Computer Co. Ltd. (Japan)	817
190,216	McCarthy & Stone plc (United Kingdom)[1]	289
704,000	MRV Engenharia e Participacoes SA (Brazil)	2,067
7,900	Rinnai Corp. (Japan)	779
50,000	Sekisui Chemical Co. Ltd. (Japan)	780
24,300	Sony Corp. (Japan)	2,026
		7,304
HOUSEHOLD PRODUCTS—0.7%
18,300	Lion Corp. (Japan)	373
60,161	Reckitt Benckiser Group plc (United Kingdom)	5,300
		5,673
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.0%
1,793,400	Lopez Holdings Corp. (Philippines)*	95
INDUSTRIAL CONGLOMERATES—2.0%
240,000	CK Hutchison Holdings Ltd. (Hong Kong)	1,450
33,776	DCC plc (United Kingdom)	2,195
98,090	GT Capital Holdings Inc. (Philippines)	870
101,400	Jardine Matheson Holdings Ltd. (Hong Kong)	4,495
45,300	Jardine Strategic Holdings Ltd. (Singapore)	981
47,564	LG Corp. (South Korea)	2,848
1,294,887	Quinenco SA (Chile)	1,708
1,658,500	Sime Darby Berhad (Malaysia)	962
		15,509
INSURANCE—4.6%
68,901	Admiral Group plc (United Kingdom)	2,454
120,222	AXA SA (France)	1,931
235,900	Dai-ichi Life Holdings Inc. (Japan)	3,523
17,773	Fairfax Financial Holdings Ltd. (Canada)	4,672
110,100	Great Eastern Holdings Ltd. (Singapore)	1,434
5,652	Hannover Rueck SE (Germany)	821
5,008	Helvetia Holding AG (Switzerland)	393
47,329	Hiscox Ltd. (United Kingdom)	506
602,644	Insurance Australia Group Ltd. (Australia)	2,023
214,800	Japan Post Holdings Co. Ltd. (Japan)*	1,474
26,900	MS&AD Insurance Group Holdings Inc. (Japan)	736
264,058	Porto Seguro SA (Brazil)*	2,182
38,173	Prudential plc (United Kingdom)	467
262,904	QBE Insurance Group Ltd. (Australia)	1,520
137,774	Qualitas Controladora SAB de CV (Mexico)	552
108,928	Sampo OYJ (Finland)	4,111
COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
18,182	Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	$ 2,875
52,300	Sompo Holdings Inc. (Japan)	1,953
54,600	T&D Holdings Inc. (Japan)	546
48,000	Tokio Marine Holdings Inc. (Japan)	2,145
		36,318
INTERACTIVE MEDIA & SERVICES—2.7%
43,489	Adevinta ASA (Norway)*	673
245,985	Auto Trader Group plc (United Kingdom)[1]	1,849
57,485	Baidu Inc. ADR (China)*,2	7,648
194,020	Carsales.com Ltd. (Australia)	2,835
236,559	Domain Holdings Australia Ltd. (Australia)	656
938,852	Rightmove plc (United Kingdom)	7,514
		21,175
INTERNET & DIRECT MARKETING RETAIL—1.7%
6,613	GS Home Shopping Inc. (South Korea)	811
114,966	HelloFresh SE (Germany)*	6,143
24,078	Just Eat Takeaway.com NV (Netherlands)*,1	2,668
41,137	MoneySuperMarket.com Group plc (United Kingdom)	130
350,520	PChome Online Inc. (Taiwan)	1,182
28,930	Trip.Com Group Ltd. ADR (China)*,2	832
2,769	Zooplus AG (Germany)*	444
38,100	ZOZO Inc. (Japan)	967
		13,177
IT SERVICES—2.0%
14,593	Alten SA (France)*	1,168
1,069,250	Capita plc (United Kingdom)*	342
75,040	Edenred (France)	3,498
95,354	Genpact Ltd. (United States)	3,277
29,300	NEC Corp. (Japan)	1,476
41,100	NET One Systems Co. Ltd. (Japan)	1,229
14,700	Nomura Research Institute Ltd. (Japan)	433
247,900	NTT Data Corp. (Japan)	2,798
9,600	Otsuka Corp. (Japan)	441
28,800	SCSK Corp. (Japan)	1,432
		16,094
LEISURE PRODUCTS—2.2%
41,000	Bandai Namco Holdings Inc. (Japan)	3,064
619,386	Giant Manufacturing Co. Ltd. (Taiwan)	6,119
365,000	Goodbaby International Holdings Ltd. (Hong Kong)*	46
459,611	Merida Industry Co. Ltd. (Taiwan)	4,481
96,400	Sega Sammy Holdings Inc. (Japan)	1,208
1,300	Shimano Inc. (Japan)	297
106,889	Spin Master Corp. (Canada)*,1	2,165
		17,380
LIFE SCIENCES TOOLS & SERVICES—0.6%
4,635	Eurofins Scientific SE (France)	3,691
7,287	Gerresheimer AG (Germany)	732
		4,423
MACHINERY—1.5%
15,024	Andritz AG (Austria)	507
376,144	CNH Industrial NV (Italy)	2,917
8,300	Daifuku Co. Ltd. (Japan)	856
14,052	Fluidra SA (Spain)	254
14,594	GEA Group AG (Germany)	486
9,300	Hoshizaki Corp. (Japan)	743
24,481	IMI plc (United Kingdom)	328

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
130,118	Rotork plc (United Kingdom)	$ 474
150,305	Sandvik AB (Sweden)	2,679
28,084	Stabilus SA (Germany)	1,592
97,785	Wartsila OYJ Abp (Finland)	777
9,000	Yungtay Engineering Co. Ltd. (Taiwan)	20
		11,633
MARINE—0.3%
59,243,502	Cia Sud Americana de Vapores SA (Chile)*	1,726
200,347	Irish Continental Group plc (Ireland)	736
		2,462
MEDIA—2.0%
46,505	Daily Mail & General Trust plc (United Kingdom)	407
41,498	Euromoney Institutional Investor plc (United Kingdom)	443
146,600	Fuji Media Holdings Inc. (Japan)	1,410
183,225	Grupo Televisa SAB ADR (Mexico)*,2	1,165
28,700	Hakuhodo Dy Holdings Inc. (Japan)	366
74,035	Informa plc (United Kingdom)	402
1,601,349	ITV plc (United Kingdom)	1,497
59,662	JCDecaux SA (France)*	921
24,854,921	Media Nusantara Citra TBK PT (Indonesia)*	1,386
777,413	Nine Entertainment Co. Holdings Ltd. (Australia)	1,136
142,020	Nippon Television Holdings Inc. (Japan)	1,499
35,957	Nordic Entertainment Group AB (Sweden)	1,284
23,692	Schibsted ASA Class A (Norway)*	969
20,147	Schibsted ASA Class B (Norway)	727
2,189,078	Sky Network Television Ltd. (New Zealand)*	215
291,400	Television Broadcasts Ltd. (Hong Kong)	234
217,265	WPP plc (United Kingdom)	1,735
		15,796
METALS & MINING—4.8%
85,898	Acerinox SA (Spain)	682
1,577,473	Alrosa PJSC (Russia)	1,416
1,215,699	Alumina Ltd. (Australia)	1,228
57,675	Anglo American Platinum Ltd. (South Africa)	3,819
72,319	Anglo American plc (South Africa)	1,680
136,634	ArcelorMittal SA (France)	1,853
253,536	Barrick Gold Corp. (Canada)	6,779
34,142	BHP Group Ltd. (Australia)	818
198,710	BlueScope Steel Ltd. (Australia)	2,052
81,444	Cia de Minas Buenaventura SAA ADR (Peru)[2]	999
21,930	Franco-Nevada Corp. (Canada)	2,989
242,604	Freeport-McMoRan Inc. (United States)	4,207
1,085,605	Glencore plc (United Kingdom)	2,190
110,677	Newcrest Mining Ltd. (Australia)	2,295
98,200	Nippon Steel Corp. (Japan)*	953
63,897	Rio Tinto plc (United Kingdom)	3,614
12,700	Sumitomo Metal Mining Co. Ltd. (Japan)	395
		37,969
MULTILINE RETAIL—0.1%
33,900	Marui Group Co. Ltd. (Japan)	613
OIL, GAS & CONSUMABLE FUELS—2.0%
48,518	Ampol Ltd. (Australia)	885
1,752,595	BP plc (United Kingdom)	4,470
170,146	Canadian Natural Resources Ltd. (Canada)	2,708
185,512	Equinor ASA (Norway)	2,367
41,700	INPEX Corp. (Japan)	198
106,728	Inter Pipeline Ltd. (Canada)	950
16,285	LUKOIL PJSC ADR (Russia)[2]	832
COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—Continued
194,252	Oil Search Ltd. (Australia)*	$ 351
154,952	PrairieSky Royalty Ltd. (Canada)	950
985,740	United Tractors TBK PT (Indonesia)	1,408
63,353	Washington H Soul Pattinson & Co. Ltd. (Australia)	1,128
		16,247
PAPER & FOREST PRODUCTS—0.1%
207,600	Oji Holdings Corp. (Japan)	875
PERSONAL PRODUCTS—1.8%
40,857	AMOREPACIFIC Group (South Korea)	1,580
821,361	Asaleo Care Ltd. (Australia)	547
30,300	Kao Corp. (Japan)	2,157
2,600	Kose Corp. (Japan)	332
282,459	L'Occitane International SA (Hong Kong)	517
15,200	Mandom Corp. (Japan)	227
510,961	Natura & Co Holding SA (Brazil)*	4,105
82,896	Unilever plc (United Kingdom)	4,724
		14,189
PHARMACEUTICALS—3.5%
48,200	Astellas Pharma Inc. (Japan)	661
5,162,050	Genomma Lab Internacional SAB de CV (Mexico)*	4,604
110,407	Haw Par Corp. Ltd. (Singapore)	758
114,619	Novo Nordisk AS (Denmark)	7,309
29,600	Otsuka Holdings Co. Ltd. (Japan)	1,096
32,258	Roche Holding AG (Switzerland)	10,366
6,100	Sawai Pharmaceutical Co. Ltd. (Japan)	294
47,600	Takeda Pharmaceutical Co. Ltd. (Japan)	1,471
48,900	Tsumura & Co. (Japan)	1,435
		27,994
PROFESSIONAL SERVICES—3.2%
56,526	Adecco Group AG (Switzerland)	2,772
391,992	ALS Ltd. (Australia)	2,594
91,128	Experian plc (United Kingdom)	3,338
1,057,521	Hays plc (United Kingdom)	1,460
95,544	Intertek Group plc (United Kingdom)	6,882
103,970	IPH Ltd. (Australia)	482
49,500	Nomura Co. Ltd. (Japan)	320
120,935	PageGroup plc (United Kingdom)	560
29,400	Persol Holdings Co. Ltd. (Japan)	445
10,721	Randstad NV (Netherlands)*	535
173,159	RELX plc (United Kingdom)	3,426
36,059	RWS Holdings plc (United Kingdom)	261
6,200	TechnoPro Holdings Inc. (Japan)	386
5,217	Teleperformance (France)	1,566
		25,027
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
37,900	Daiwa House Industry Co. Ltd. (Japan)	996
254,763	LOG Commercial Properties e Participacoes SA (Brazil)	1,392
216,512	LPS Brasil Consultoria de Imoveis SA (Brazil)*	178
69,500	Mitsubishi Estate Co. Ltd. (Japan)	1,037
78,676	United Industrial Corp. Ltd. (Singapore)	126
		3,729
ROAD & RAIL—1.0%
16,262	Canadian Pacific Railway Ltd. (Canada)	4,860
30,300	East Japan Railway Co. (Japan)	1,584
130,318	Globaltrans Investment plc GDR (Russia)[2]	738

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ROAD & RAIL—Continued
158,448	National Express Group plc (United Kingdom)	$ 307
55,200	Senko Group Holdings Co. Ltd. (Japan)	494
		7,983
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.1%
4,379	ASML Holding NV (Netherlands)	1,584
138,700	Renesas Electronics Corp. (Japan)*	1,145
21,700	ROHM Co. Ltd. (Japan)	1,669
39,116	SK Hynix Inc. (South Korea)	2,775
1,137,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	17,202
		24,375
SOFTWARE—1.0%
414,192	Blackberry Ltd. (Canada)*	1,859
4,061	Constellation Software Inc. (Canada)	4,263
22,800	NS Solutions Corp. (Japan)	668
1,600	Oracle Corp. Japan (Japan)	160
5,931	Reply SpA (Italy)	637
75,400	TOTVS SA (Brazil)*	355
		7,942
SPECIALTY RETAIL—1.0%
6,100	ABC-Mart Inc. (Japan)	309
4,584,400	Esprit Holdings Ltd. (Hong Kong)*	475
370,482	Fourlis Holdings SA (Greece)*	1,431
198,108	JUMBO SA (Greece)	2,777
226,301	Pets at Home Group plc (United Kingdom)	1,136
35,400	USS Co. Ltd. (Japan)	647
91,025	WH Smith plc (United Kingdom)	1,177
		7,952
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.2%
111,133	King Slide Works Co. Ltd. (Taiwan)	1,120
32,540	Logitech International SA (Switzerland)	2,737
18,945	Quadient SAS (France)	247
259,704	Samsung Electronics Co. Ltd. (South Korea)	13,054
		17,158
TEXTILES, APPAREL & LUXURY GOODS—2.0%
13,303	Adidas AG (Germany)	3,952
87,700	ASICS Corp. (Japan)	1,096
40,266	Cie Financiere Richemont SA (Switzerland)	2,517
190,465	Cie Financiere Richemont SA ADR (South Africa)[2]	1,190
30,565	EssilorLuxottica SA (France)	3,773
56,791	Gildan Activewear Inc. (Canada)	1,176
91,300	Onward Holdings Co. Ltd. (Japan)	179
1,849,746	Stella International Holdings Ltd. (Hong Kong)	1,895
110,000	Texwinca Holdings Ltd. (Hong Kong)	17
		15,795
THRIFTS & MORTGAGE FINANCE—0.3%
103,755	Housing Development Finance Corp. Ltd. (India)	2,688
TOBACCO—0.4%
14,178	British American Tobacco plc (United Kingdom)	449
COMMON STOCKS—Continued
Shares		Value
TOBACCO—Continued
28,100	Japan Tobacco Inc. (Japan)	$ 529
25,891	Swedish Match AB (Sweden)	1,947
		2,925
TRADING COMPANIES & DISTRIBUTORS—1.2%
48,956	Brenntag AG (Germany)	3,129
136,006	Bunzl plc (United Kingdom)	4,228
104,792	Finning International Inc. (Canada)	1,594
36,200	ITOCHU Corp. (Japan)	869
		9,820
TRANSPORTATION INFRASTRUCTURE—0.5%
104,737	Getlink SE (France)	1,409
476,933	Global Ports Investments plc GDR (Russia)*,2	1,288
3,271,372	Grindrod Ltd. (South Africa)	754
34,900	Mitsubishi Logistics Corp. (Japan)	918
		4,369
WIRELESS TELECOMMUNICATION SERVICES—1.3%
807,720	Bharti Airtel Ltd. (India)	4,712
83,100	KDDI Corp. (Japan)	2,248
24,500	NTT DoCoMo Inc. (Japan)	912
36,377	Rogers Communications Inc. (Canada)	1,478
7,446,900	Vodafone Idea Ltd. (India)*	883
		10,233
TOTAL COMMON STOCKS
(Cost $772,106)		775,724

PREFERRED STOCKS—0.9%
AUTOMOBILES—0.3%
14,024	Volkswagen AG (Germany)	2,043
BANKS—0.3%
291,173	Banco Bradesco SA (Brazil)*	1,023
2,685,009	Grupo Aval Acciones y Valores SA (Colombia)	618
369,442	Itausa - Investimentos Itau SA (Brazil)	585
		2,226
PERSONAL PRODUCTS—0.0%
3,198	AMOREPACIFIC Group (South Korea)*	93
TEXTILES, APPAREL & LUXURY GOODS—0.3%
389,867	Alpargatas SA (Brazil)*	2,753
TOTAL PREFERRED STOCKS
(Cost $7,569)		7,115
TOTAL INVESTMENTS—98.6%
(Cost $779,675)		782,839
CASH AND OTHER ASSETS, LESS LIABILITIES—1.4%		11,174
TOTAL NET ASSETS—100.0%		$794,013

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

RIGHTS/WARRANTS
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Rolls-Royce Holdings plc	852,983	GBP 0.32	11/11/2020	$ 1,697	$431

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 17,557	$—	$ 17,557
Europe	5,272	333,415	—	338,687
Latin America	36,890	3,962	—	40,852
Middle East/Central Asia	—	17,413	—	17,413
North America	69,171	—	—	69,171
Pacific Basin	18,869	273,175	—	292,044
Preferred Stocks
Europe	—	2,043	—	2,043
Latin America	4,979	—	—	4,979
Pacific Basin	—	93	—	93
Total Investments in Securities	$135,181	$647,658	$—	$782,839
Financial Derivatives Instruments - Assets
Rights/Warrants	$ 431	$ —	$—	$ 431
Total Investments	$135,612	$647,658	$—	$783,270
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2020.
Valuation Description	Beginning Balance as of 11/01/2019 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2020 (000s)	Unrealized Gain/ Loss as of 10/31/2020 (000s)
Common Stocks	$—	$—	$ —	$—	$(1,632)	$1,632	$—	$—	$—	$—
Preferred Stocks	15	—	(15)	—	—	—	—	—	—	—
	$ 15	$—	$(15)	$—	$(1,632)	$1,632	$—	$—	$—	$—

*	Non-income producing security
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2020, the aggregate value of these securities was $16,009 or 2% of net assets.
2	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
GBP	British Pound
The accompanying notes are an integral part of the Financial Statements.

Harbor Emerging Markets Equity Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Michael Godfrey, CFA
Since 2020
David Cull, CFA
Since 2020
Marathon Asset Management LLP (operating as Marathon-London in the U.S.) has subadvised the Fund since 2020*.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
Stock markets across the globe, including those in emerging markets, experienced significant volatility over the course of the fiscal year. The MSCI Emerging Markets (ND) Index ended 2019 with solid gains but sold off sharply in early 2020 as the coronavirus pandemic swept the globe. While emerging Asian countries were the first hit with the virus, they were also the first to get it under control. Consequently, their economies and stock markets recovered as the year progressed, helping to lift the index back into positive territory in the second half of the fiscal year.
For the full 12-month period, the index notched a respectable gain of 8.25%. However, that masked significant divergence between constituent countries. China (which now makes up more than 40% of the index) was the top performing country, jumping 35.19% over the 12-month period. Other Asian stock markets also fared well; for instance, South Korea gained 11.77% and Taiwan rallied 12.27%. Unfortunately, many emerging countries outside of Asia struggled to contain the virus, and their stock markets lost ground as a result. Brazil fell 38.13% over the period, while Russia declined 29.27%, South Africa slipped by 13.31%, and India shed 2.54%.
There was also a sharp divergence between sectors over the period, as those market segments viewed as more insulated from the lockdowns benefited. Those included Communications Services, Consumer Discretionary, Healthcare, and Information Technology, all of which posted double-digit gains. In contrast, those sectors most damaged by the impact of the virus, such as Energy, Financials, and Real Estate experienced substantial losses over the period. This dynamic was also reflected in styles, as growth sectors were viewed more favorably than value — the MSCI Emerging Markets (ND) Growth Index posted a 25.97% gain over the period, while the MSCI Emerging Markets (ND) Value Index fell 8.47%.
Performance
Harbor Emerging Market Equity Fund returned 0.36% (Retirement Class), 0.28% (Institutional Class), 0.09% (Administrative Class), and 0.00% (Investor Class) over the year ended October 31, 2020, underperforming the MSCI Emerging Market (ND) Index’s 8.25% gain.
An overweight and negative stock selection in Brazil was a major detractor over the period. In addition, an underweight to the top performing China stock market also hurt results and was further compounded by poor stock picking. An underweight to the top index name, Alibaba, was particularly hurtful. On the plus side, the fund benefited from strong stock selection in India and Taiwan thanks in part to overweights to Reliance Industries and Taiwan Semiconductor.
From a sector perspective, an underweight and poor stock picking in the Consumer Discretionary sector hurt results over the period, with the underweight to Alibaba being the primary culprit. Poor selection in the Consumer Staples, Industrials and Financials sectors also weighed on results.
One bright spot was stock picking in the Health Care Sector thanks in part to Pharmaron Beijing. Selection in the Materials sector was also a positive, with several holdings contributing to the result, including Anglo Gold, LG Chem and Ganfeng Lithium.

*	Marathon Asset Management LLP was appointed subadviser to the Fund effective September 23, 2020.

Harbor Emerging Markets Equity Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2013 through 10/31/2020
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI Emerging Markets (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	Annualized
		5 Years	Life of Fund
Harbor Emerging Markets Equity Fund
Retirement Class[1,2]	0.36%	7.89%	2.13%
Institutional Class[1]	0.28	7.83	2.09
Administrative Class[1]	0.09	7.85	2.03
Investor Class[1]	0.00	7.45	1.71
Comparative Index
MSCI Emerging Markets (ND)[1]	8.25%	7.92%	3.34%
As stated in the Fund’s prospectus dated March 1, 2020, as supplemented on August 13, 2020, the expense ratios were 0.88% (Net) and 1.12% (Gross) (Retirement Class); 0.96% (Net) and 1.20% (Gross) (Institutional Class); 1.21% (Net) and 1.45% (Gross) (Administrative Class); and 1.33% (Net) and 1.57% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Outlook & Strategy
Continued monetary accommodation and government stimulus efforts in response to the COVID-19 outbreak, coupled with anecdotal evidence of improving economic conditions relative to that experienced over the first half of the year, drove overall investor appetite for riskier (and higher yielding) assets such as equities, thus further increasing the disconnect between global capital market performance and the economic realities currently faced by populations around the world.
To that end, there has been much discussion about whether this rally is justified given the increase in valuation multiples. To some extent, however, the point may be moot because when emerging from recessions, valuations may appear inflated as markets anticipate a future recovery in earnings. It is as the next year unfolds that we will know whether markets were correct in anticipating such a steep recovery in profits. The outlook, in other words, rests on earnings living up to expectations that have already been priced in. If this year marked the end of a market cycle and the beginning of a new one, then it would be highly unusual since many of the valuation excesses of recent years have not been unwound, rather they have been extrapolated even further. It is therefore no surprise to see an onslaught of new IPOs and a proliferation of so-called ‘SPACs’ (Special Purpose Acquisition Companies) as private companies seek to take advantage of high valuations in the public market. Meanwhile, the disparity between the performance of growth and value stocks, large caps and small caps has grown ever wider (though with some nuances depending on the market in question).
Given these market dynamics, empirical data would suggest that the investment pendulum will swing once again and that superior long-term returns are far more likely to come from precisely the opposite ends of the investing spectrum to those now in vogue. Rather than revert to narrative investing or chasing momentum, the Fund’s sub-advisor continues to focus on, look for, and invest in companies that exhibit favorable supply side dynamics (and with management teams that have a track record of allocating capital efficiently) at valuation levels grounded in evidence-based fundamentals rather than speculative fervor.

1	The “Life of Fund” return as shown reflects the period 11/01/2013 through October 31, 2020.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
All international and global returns are in U.S. Dollars.
This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Emerging Markets Equity Fund
Portfolio of Investments—October 31, 2020

REGION BREAKDOWN (% of investments) -Unaudited
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.1%
Shares		Value
AEROSPACE & DEFENSE—0.1%
34,287	Embraer SA (Brazil)*	$ 36
AIR FREIGHT & LOGISTICS—0.5%
27,251	Grupo Aeroportuario del Pacifico SAB de CV (Mexico)	227
AUTO COMPONENTS—0.9%
9,100	Hankook Tire & Technology Co. Ltd. (South Korea)	255
551,490	Nemak SAB de CV (Mexico)[1]	169
		424
AUTOMOBILES—2.2%
334,500	Baic Motor Corp. Ltd. (China)[1]	124
3,958	Hyundai Motor Co. (South Korea)	579
49,197	Mahindra & Mahindra Ltd. (India)	394
		1,097
BANKS—10.0%
155,799	Axis Bank Ltd. (India)*	1,030
15,447	Bancolombia SA ADR (Colombia)[2]	394
837,800	Bank Mandiri Persero TBK PT (Indonesia)	326
178,390	Bank of The Philippine Islands (Philippines)	270
165,666	Cairo Mezz plc (Greece)*	20
2,350,186	Eurobank Ergasias SA (Greece)*	786
1,523,598	Grupo Financiero Inbursa SAB de CV (Mexico)*	1,129
10,427	Hana Financial Group Inc. (South Korea)	282
207,700	Kasikornbank PCL (Thailand)	507
11,365	Komercni Banka AS (Czech Republic)*	231
		4,975
BEVERAGES—4.5%
247,412	AmBev SA (Brazil)*	525
216,400	East African Breweries Ltd. (Kenya)	298
15,850	Fomento Economico Mexicano SAB de CV ADR (Mexico)[2]	852
COMMON STOCKS—Continued
Shares		Value
BEVERAGES—Continued
847,300	Thai Beverage PCL (Thailand)	$ 361
22,000	Tsingtao Brewery Co. Ltd. (China)	182
		2,218
CAPITAL MARKETS—0.1%
12,461	Georgia Capital plc (United Kingdom)*	59
CHEMICALS—0.4%
17,868	PhosAgro PJSC GDR (Russia)[2]	206
2,684,000	Tianhe Chemicals Group Ltd. (Hong Kong)*,[1]	— [x]
		206
COMMERCIAL SERVICES & SUPPLIES—0.7%
4,676	S-1 Corp. (South Korea)	336
CONSTRUCTION & ENGINEERING—0.4%
143,752	Raubex Group Ltd. (South Africa)	177
CONSUMER FINANCE—2.1%
1,442,997	Gentera SAB de CV (Mexico)*	340
72,842	Shriram Transport Finance Co. Ltd. (India)	678
		1,018
DIVERSIFIED TELECOMMUNICATION SERVICES—1.3%
21,862	KT Corp. (South Korea)	427
139,611	Telkom SA SOC Ltd. (South Africa)	220
		647
ELECTRICAL EQUIPMENT—1.0%
482,000	TECO Electric and Machinery Co. Ltd. (Taiwan)	504
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.1%
91,000	Chroma ATE Inc. (Taiwan)	434
166,000	Delta Electronics Inc. (Taiwan)	1,104
		1,538

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ENTERTAINMENT—0.8%
1,000,000	Major Cineplex Group PCL (Thailand)	$ 414
FOOD & STAPLES RETAILING—1.3%
9,142	PriceSmart Inc. (United States)	631
FOOD PRODUCTS—8.6%
65,000	China Mengniu Dairy Co. Ltd. (China)*	306
744,500	Delfi Ltd. (Singapore)	349
541,977	Grupo Lala SAB de CV (Mexico)	332
122,166	Industrias Bachoco SAB de CV (Mexico)	380
108,025	Tiger Brands Ltd. (South Africa)	1,340
360,000	Tingyi Cayman Islands Holding Corp. (China)	659
79,597	Ulker Biskuvi Sanayi AS (Turkey)	192
1,056,000	Want Want China Holdings Ltd. (China)	699
		4,257
HEALTH CARE PROVIDERS & SERVICES—1.7%
303,874	Kangji Medical Holdings Ltd. (China)*,[3]	830
HOTELS, RESTAURANTS & LEISURE—2.1%
356,000	Ajisen China Holdings Ltd. (China)	45
114,786	Tsogo Sun Gaming Ltd. (South Africa)	25
18,619	Yum China Holdings Inc. (China)	991
		1,061
HOUSEHOLD DURABLES—1.0%
162,800	MRV Engenharia e Participacoes SA (Brazil)	478
INDUSTRIAL CONGLOMERATES—3.0%
23,420	GT Capital Holdings Inc. (Philippines)	208
11,242	LG Corp. (South Korea)	673
289,394	Quinenco SA (Chile)	382
397,200	Sime Darby Berhad (Malaysia)	230
		1,493
INSURANCE—2.6%
60,953	Porto Seguro SA (Brazil)*	504
31,747	Qualitas Controladora SAB de CV (Mexico)	127
4,253	Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	672
		1,303
INTERACTIVE MEDIA & SERVICES—3.6%
13,310	Baidu Inc. ADR (China)*,2	1,771
INTERNET & DIRECT MARKETING RETAIL—1.4%
1,506	GS Home Shopping Inc. (South Korea)	185
91,000	PChome Online Inc. (Taiwan)	307
6,816	Trip.Com Group Ltd. ADR (China)*,2	196
		688
IT SERVICES—1.5%
21,601	Genpact Ltd. (United States)	742
		742
LEISURE PRODUCTS—4.8%
140,628	Giant Manufacturing Co. Ltd. (Taiwan)	1,389
104,000	Merida Industry Co. Ltd. (Taiwan)	1,014
		2,403
MARINE—0.8%
12,795,847	Cia Sud Americana de Vapores SA (Chile)*	373
COMMON STOCKS—Continued
Shares		Value
MEDIA—1.2%
43,283	Grupo Televisa SAB ADR (Mexico)*,2	$ 275
5,822,400	Media Nusantara Citra TBK PT (Indonesia)*	325
		600
METALS & MINING—5.7%
363,157	Alrosa PJSC (Russia)	326
13,231	Anglo American Platinum Ltd. (South Africa)	876
16,377	Anglo American plc (South Africa)	381
18,847	Cia de Minas Buenaventura SAA ADR (Peru)[2]	231
57,676	Freeport-McMoRan Inc. (United States)	1,000
		2,814
OIL, GAS & CONSUMABLE FUELS—1.1%
3,755	Lukoil PJSC ADR (Russia)[2]	192
234,500	United Tractors TBK PT (Indonesia)	335
		527
PERSONAL PRODUCTS—2.7%
9,663	AMOREPACIFIC Group (South Korea)	374
118,600	Natura & Co Holding SA (Brazil)*	953
		1,327
PHARMACEUTICALS—2.0%
1,121,697	Genomma Lab Internacional SAB de CV (Mexico)*	1,000
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.7%
58,411	LOG Commercial Properties e Participacoes SA (Brazil)	319
54,100	LPS Brasil Consultoria de Imoveis SA (Brazil)*	45
		364
ROAD & RAIL—0.3%
29,751	Globaltrans Investment plc GDR (Russia)[2]	168
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—9.3%
9,244	SK Hynix Inc. (South Korea)	656
261,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3,949
		4,605
SOFTWARE—0.2%
17,900	TOTVS SA (Brazil)*	84
SPECIALTY RETAIL—1.9%
81,586	Fourlis Holdings SA (Greece)*	315
43,505	JUMBO SA (Greece)	610
		925
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—6.6%
26,000	King Slide Works Co. Ltd. (Taiwan)	262
60,136	Samsung Electronics Co. Ltd. (South Korea)	3,023
		3,285
TEXTILES, APPAREL & LUXURY GOODS—1.0%
43,987	Cie Financiere Richemont SA ADR (South Africa)[2]	275
235,000	Stella International Holdings Ltd. (Hong Kong)	241
		516
THRIFTS & MORTGAGE FINANCE—1.2%
23,261	Housing Development Finance Corp. Ltd. (India)	603
TRANSPORTATION INFRASTRUCTURE—0.3%
685,132	Grindrod Ltd. (South Africa)	158

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
WIRELESS TELECOMMUNICATION SERVICES—2.4%
205,844	Bharti Airtel Ltd. (India)	$ 1,201
TOTAL COMMON STOCKS
(Cost $46,534)		48,083

PREFERRED STOCKS—2.3%
BANKS—1.0%
66,800	Banco Bradesco SA (Brazil)*	235
616,347	Grupo Aval Acciones y Valores SA (Colombia)	142
88,100	Itausa - Investimentos Itau SA (Brazil)	139
		516
TEXTILES, APPAREL & LUXURY GOODS—1.3%
88,700	Alpargatas SA (Brazil)*	626
TOTAL PREFERRED STOCKS
(Cost $1,114)		1,142
TOTAL INVESTMENTS—99.4%
(Cost $47,648)		49,225
CASH AND OTHER ASSETS, LESS LIABILITIES—0.6%		301
TOTAL NET ASSETS—100.0%		$49,526

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 3,094	$—	$ 3,094
Europe	720	3,041	—	3,761
Latin America	8,400	755	—	9,155
Middle East/Central Asia	—	3,906	—	3,906
North America	2,373	—	—	2,373
Pacific Basin	3,879	21,915	—	25,794
Preferred Stocks
Latin America	1,142	—	—	1,142
Total Investments in Securities	$16,514	$32,711	$—	$49,225
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2020.
Valuation Description	Beginning Balance as of 11/01/2019 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2020 (000s)	Unrealized Gain/ Loss as of 10/31/2020 (000s)
Common Stocks	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(512)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2020 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Tianhe Chemicals Group Ltd. (Hong Kong)*,[1]	$—	Market Approach	Estimated Recovery Value	HKD 0.00

*	Non-income producing security
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2020, the aggregate value of these securities was $293 or 1% of net assets.
2	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
3	Security was purchased on June 22, 2020 at a net cost of $550 in an initial public offering with a sales restriction of 180 days. At October 31, 2020, the value of the security was $830 or 2% of net assets.
HKD	Hong Kong Dollar
The accompanying notes are an integral part of the Financial Statements.

Harbor Focused International Fund
Manager’s Commentary (Unaudited)

Subadviser
Comgest Asset Management International Limited
46 St. Stephen’s Green
Dublin 2
Ireland
Portfolio Managers
Richard Mercado, CFA
Since 2019
Laure Négiar, CFA
Since 2019
Zak Smerczak, CFA
Since 2019
Alexandre Narboni
Since 2019
Comgest Asset Management International Limited has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Laure Négiar, CFA

Zak Smerczak, CFA

Alexandre Narboni

Richard Mercado, CFA

Management’s Discussion of
Fund Performance
Market Review
Over the twelve-month period ending October 31, 2020, financial markets experienced volatility accentuated by the ongoing Coronavirus pandemic, business closures and U.S. presidential election uncertainty. The broad international market, as measured by the MSCI All Country World Ex. U.S. (ND) Index, ultimately finished the period down 2.61%, though its path in getting there was far from linear. Emerging markets performed best, led by China. This dynamic was bolstered by strong returns from the Information Technology sector, particularly within Asia. However, even this relatively simple dynamic is best viewed in increments given the market swings experienced over the period.
We believe it is best to catalog the months of November and December of 2019 as pre-COVID-19 markets, focusing instead on the quarterly progression of 2020. As we moved into 2020 and the full force of social lockdowns began to be absorbed, coupled with uncertainty over the duration of the pandemic, the index tumbled 23.36% by the end of the first quarter. As optimism returned in the second quarter, markets responded positively in anticipation of a V-shaped recovery, evolving consumer patterns, and durable changes to economic efficiency. This hope fueled markets to recover 16.12% in the second quarter, despite continued uncertainty and corporates remaining hesitant to offer visibility on future revenues and profits. In hindsight, investors should not have been overly surprised by the market’s drop in the first quarter, nor its optimism-fueled bounce in the second quarter. However, this all led to the final four months of the period being important for the future direction of markets. As companies and investors had more time to adapt and become more accustomed to the elongated pandemic, there was an expectation for this four-month period to be more reflective of reality. However, as many questions remained unanswered, the index’s combined return of 3.96% over the months of July, August, September, and October was not enough to push the full fiscal year’s return into positive territory.
Performance
The Harbor Focused International Fund returned 11.46% (Retirement Class), 11.40% (Institutional Class) and 11.03% (Investor Class), while the MSCI All Country World Ex. U.S. (ND) Index returned -2.61% during the year ended October 31, 2020. The performance of the Fund has been more resilient and less volatile than the markets during the period under review. The Fund outperformed the benchmark in all regions, with the strongest outperformance coming from Emerging Markets and Japan. The Fund had positive stock selection across all invested sectors, except for Information Technology and Consumer Discretionary. Investments in Communication Services, Materials and Healthcare were the Fund’s top performers, while the Financials and Consumer Staples sectors provided its greatest positive impact relative to the Index.
We determined early on to manage through the uncertainty was to establish a playbook consisting of 1) confirming the balance sheet strength of our invested companies, 2) assessing their potential for earnings to recover, and 3) upgrading the quality of the portfolio where possible. As a result, the Fund continues to reflect our assessment of the highest quality growth companies with strong competitive advantages, structural growth drivers, good corporate cultures, and robust balance sheets. We believe the companies owned in the Fund are well-positioned to defend and grow their market share, maintaining their potential to emerge from this period of uncertainty even stronger and capable of compounding their earnings growth.

Harbor Focused International Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 06/01/2019 through 10/31/2020
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	5 Years	Annualized
			Life of Fund
Harbor Focused International Fund
Retirement Class[1]	11.46%	N/A	13.82%
Institutional Class[1]	11.40	N/A	13.78
Investor Class[1]	11.03	N/A	13.36
Comparative Index
MSCI All Country World Ex. U.S. (ND)[1]	-2.61%	N/A	3.46%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.77% (Net) and 1.11% (Gross) (Retirement Class); 0.85% (Net) and 1.19% (Gross) (Institutional Class); 1.10% (Net) and 1.44% (Gross) (Administrative Class); 1.22% (Net) and 1.56% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Among the Fund’s top contributors were Taiwan Semiconductor Manufacturing Co. (TSMC) and Inner Mongolia Yili Industrial Group. We believe that TSMC, the world’s leading chip foundry, remains well-positioned to capture the growth of electronics in our everyday lives, benefitting from the accelerated e-commerce trends resulting from economic lockdowns. Inner Mongolia Yili, China’s largest dairy producer, is seeing growth from the greater adoption of dairy across China and is benefitting from the Government’s touting of the health benefits of dairy. Amadeus, a leading platform that facilitates travel-related bookings was a detractor given its ties to industries most impacted by the pandemic, along with Fomento Economic Mexicano SAB (FEMSA), given the ongoing struggles in Latin America.
As many Asian economies appear to be outpacing Western peers in their recovery and ability to limit the impact of the virus, we continue to benefit from Comgest’s long-standing presence and expertise in Asia. This is most on display in China and Japan, where we continue to find what we consider to be global leaders and underappreciated growth stories – Inner Mongolia Yili, Tencent, Alibaba, Kweichow Moutai, NetEase, Hoya, Keyence, Pan Pacific International, and Hamamatsu Photonics stand out as prime examples. Extending across Asia, we can include TSMC (Taiwan) and Housing Development Finance Corp (HDFC of India).
Outlook & Strategy
At Comgest, attempts at gaming presidential elections, predicting the timing of vaccines or forecasting the future trajectory of financial markets is not where our ability to add value lies. Instead we remain focused on finding and confirming the structural advantages of company-specific business models and the soundness of their balance sheets to withstand prolonged uncertainty. When we find this combination, at what we believe to be an attractive valuation, we are able to act with conviction, believing that we are putting the Fund in a favorable position for compound earnings growth and risk-adjusted returns. We endeavor to study such companies from a bottom-up perspective, following a research process that may take years and embracing the differences of opinions that result from a diverse and tenured team. We will continue to pursue our quality growth approach in a disciplined manner so that the Fund remains comprised of what we assess to be those select companies capable of delivering attractive long-term returns.

1	The “Life of Fund” return as shown reflects the period 06/01/2019 through 10/31/2020.
All international and global returns are in U.S. Dollars.
This report contains the current opinions of Comgest Asset Management International Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Focused International Fund
Portfolio of Investments—October 31, 2020

REGION BREAKDOWN (% of investments) -Unaudited
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—94.3%
Shares		Value
AEROSPACE & DEFENSE—1.4%
3,185	MTU Aero Engines AG (Germany)	$ 545
BEVERAGES—6.5%
10,401	Heineken NV (Netherlands)	921
2,336	Kweichow Moutai Co. Ltd. Class A (China)	584
6,099	Pernod Ricard SA (France)	982
		2,487
BUILDING PRODUCTS—2.5%
5,000	Daikin Industries Ltd. (Japan)	936
CHEMICALS—3.1%
8,800	Shin-Etsu Chemical Co. Ltd. (Japan)	1,176
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—4.7%
20,400	Hamamatsu Photonics KK (Japan)	1,027
1,700	Keyence Corp. (Japan)	771
		1,798
ENTERTAINMENT—3.4%
14,901	NetEase Inc. ADR (China)[1]	1,293
FOOD PRODUCTS—5.0%
318,538	Inner Mongolia Yili Industrial Group Co. Ltd. Class A (China)	1,893
HEALTH CARE EQUIPMENT & SUPPLIES—6.8%
15,000	Hoya Corp. (Japan)	1,693
865	Straumann Holding AG (Switzerland)	903
		2,596
INSURANCE—7.0%
115,945	AIA Group Ltd. (Hong Kong)	1,104
151,266	Ping An Insurance Group Co. of China Ltd. (China)	1,564
		2,668
INTERACTIVE MEDIA & SERVICES—6.9%
11,975	Autohome Inc. ADR Class A (China)*,1	1,144
19,108	Tencent Holdings Ltd. (China)	1,460
		2,604
COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—3.7%
4,665	Alibaba Group Holding Ltd. ADR (China)*,1	$ 1,421
IT SERVICES—2.5%
19,605	Amadeus IT Group SA Class A (Spain)	934
MULTILINE RETAIL—1.8%
32,700	Pan Pacific International Holdings Corp. (Japan)	694
PERSONAL PRODUCTS—6.2%
3,950	L'Oreal SA (France)	1,276
18,664	Unilever plc (United Kingdom)	1,064
		2,340
PHARMACEUTICALS—7.6%
18,604	Novo Nordisk AS (Denmark)	1,186
5,249	Roche Holding AG (Switzerland)	1,687
		2,873
PROFESSIONAL SERVICES—3.3%
34,623	Experian plc (United Kingdom)	1,268
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.8%
21,830	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	1,831
SOFTWARE—2.9%
10,341	SAP SE (Germany)	1,103
SPECIALTY RETAIL—7.1%
1,800	Fast Retailing Co. Ltd. (Japan)	1,255
6,100	Hikari Tsushin Inc. (Japan)	1,431
		2,686
TEXTILES, APPAREL & LUXURY GOODS—3.6%
7,061	EssilorLuxottica SA (France)	872
1,036	LVMH Moet Hennessy Louis Vuitton SE (France)	485
		1,357

Harbor Focused International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
THRIFTS & MORTGAGE FINANCE—3.5%
51,490	Housing Development Finance Corp. Ltd. (India)	$ 1,334
TOTAL COMMON STOCKS
(Cost $30,951)		35,837
TOTAL INVESTMENTS—94.3%
(Cost $30,951)		35,837
CASH AND OTHER ASSETS, LESS LIABILITIES—5.7%		2,170
TOTAL NET ASSETS—100.0%		$38,007
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ —	$13,226	$—	$13,226
Middle East/Central Asia	—	1,334	—	1,334
Pacific Basin	5,689	15,588	—	21,277
Total Investments in Securities	$5,689	$30,148	$—	$35,837
There were no Level 3 Investments at October 31, 2020 or 2019.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.

Harbor Global Leaders Fund
Manager’s Commentary (Unaudited)

Subadviser
Sands Capital Management, LLC
1000 Wilson Boulevard
Suite 3000
Arlington, VA 22209
Portfolio Managers
Sunil H. Thakor, CFA
Since 2017
Michael F. Raab, CFA
Since 2019
Sands Capital has subadvised the Fund since 2017.
Investment Objective
The Fund seeks long-term growth of capital.
Sunil H. Thakor, CFA

Michael F. Raab, CFA

Management’s Discussion of
Fund Performance
Market Review
Global equities (as measured by the MSCI All Country World (ND) Index) posted gains for the 12-month period ended October 31, 2020, despite the global economic devastation caused by the coronavirus pandemic, which ended the decade-long bull market. Growth equities for the period benefited from both technical and fundamental tailwinds, as low rates bolstered the value of future earnings, and as the recessionary environment put a premium on the growth generated by tech and tech-enabled businesses. Massive global fiscal and monetary stimulus, positioning and fear-of-missing-out dynamics also contributed to the rise. While equities rebounded from March lows, the end of the period saw stocks pressured once again from persistent concerns surrounding new virus outbreaks, increasing geopolitical tensions and de-globalization, and the November election in the U.S. For the period, the U.S./Canada and Emerging Asia were the top regional contributors, while Western Europe and Latin America were the top detractors from global equity returns. Gains were led by the fast-growing Information Technology and Consumer Discretionary sectors while Financials and Energy were the largest sector detractors.
Performance
Over the year ended October 31, 2020, Harbor Global Leaders Fund returned 16.56% (Retirement Class), 16.46% (Institutional Class), 16.13% (Administrative Class), and 16.01% (Investor Class) versus the 4.89% return for the MSCI All Country World (ND) Index. The Fund’s excess return for the quarter was driven largely by security selection, as well as by positive allocation and currency effects. Developed Asia was the top regional contributor to relative results, while Emerging Asia was the sole regional detractor. From a sector perspective, Financials and Communication Services contributed most to relative results, while Consumer Discretionary and Materials were the top relative detractors.
On an absolute basis, the largest individual contributors to the Fund’s investment results were Sea, MonotaRO, Adobe, Keyence, and Lonza.
Lonza continues to deliver strong results amid the global pandemic, with additional demand for its outsourced services related to COVID-19 therapeutics and vaccines. As a contract development and manufacturing organization (CDMO), Lonza provides solutions that help pharmaceutical and biotechnology companies offload fixed costs, mitigate risk, increase research and development efficiency, and tap external expertise. The firm’s CDMO business, representing 80 percent of total group sales, performed well in a challenging first half of 2020, with 11 percent year-over-year revenue growth and EBITDA margin of 34 percent. With a narrowed focus on its profit engine and new growth drivers from strategic initiatives related to COVID-19, we expect that Lonza will continue to experience sustained growth, margin expansion, and an above-average return on its invested capital in the coming years.
The largest absolute individual detractors from investment results were Safran, HDFC Bank, Live Nation, TransDigm, and Bank Central Asia.
Safran, an aircraft and aerospace company, has been hurt by this year’s drop in global air travel. The company reported weak results for the first half of the year—with recurring operating margins contracting approximately five percent year-over-year to 11 percent—as the decline in aircraft flight cycles and utilization led to lower demand for aftermarket engine parts (the subsegment of the business with the highest margin). However, global air traffic has begun to stabilize and even improve somewhat in key geographies. In our view, Safran was able to leverage the downturn to bolster its balance sheet and aggressively reduce costs. While the near-term environment should remain challenging for the company—as airlines repair balance sheets and delay engine shop visits by shuffling engines on excess aircraft—we do

Harbor Global Leaders Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	Annualized
		5 Years	10 Years
Harbor Global Leaders Fund
Retirement Class[1]	16.56%	13.74%	12.55%
Institutional Class	16.46	13.66	12.51
Administrative Class	16.13	13.37	12.23
Investor Class	16.01	13.24	12.10
Comparative Index
MSCI All Country World (ND)	4.89%	8.11%	7.90%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.78% (Net) and 0.92% (Gross) (Retirement Class); 0.86% (Net) and 1.00% (Institutional Class); 1.11% (Net) and 1.25% (Gross) (Administrative Class); and 1.23% (Net) and 1.37% (Gross) (Investor Class). The Adviser has contractually agreed to waive 0.05% of its management fee and to limit the Total Annual Fund Operating Expenses, excluding interest expense (if any), effective through 02/28/2021.  The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
not see any material changes to Safran’s structural advantages in its core commercial aerospace market. We continue to view Safran as an oligopoly in the narrow-body engine market and expect trends such as rising incomes in emerging markets to drive increasingly higher demand for narrow-body air travel over the long term.
Outlook & Strategy
There has been very little transaction activity or repositioning in the Fund, and, on a relative basis, investment results have remained strong. These two points together reflect, we believe, the underlying durability and quality of the franchises in which the Fund invests. We continue, these points serve as a testament to the power of Sands Capital’s investment criteria to simultaneously serve as a wealth-creation tool as well as an effective risk-mitigation tool.
COVID-19 will likely have a lasting impact on economies, business spaces, behaviors, and geopolitics. It is accelerating existing trends and ending others, and we expect that the gap between winners and losers will widen. In our view, earnings drive equity returns over the long run, and only a select few businesses are capable of sustaining above-average growth. With a focus on its long-term investment horizon, Sands Capital has conviction that leadership, innovation, and competitive advantage will distinguish the winning businesses even more in the years ahead.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
All international and global returns are in U.S. Dollars.
This report contains the current opinions of Sands Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Global Leaders Fund
Portfolio of Investments—October 31, 2020

REGION BREAKDOWN (% of investments) -Unaudited
(Excludes derivatives)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—108.7%
Shares		Value
AEROSPACE & DEFENSE—5.3%
22,483	Safran SA (France)*	$ 2,372
8,297	TransDigm Group Inc. (United States)*	3,961
		6,333
AUTO COMPONENTS—2.6%
32,137	Aptiv plc (United States)	3,101
BANKS—3.3%
68,094	HDFC Bank Ltd. ADR (India)*,1	3,911
BIOTECHNOLOGY—3.5%
20,317	CSL Ltd. (Australia)	4,113
CAPITAL MARKETS—2.6%
32,800	Intercontinental Exchange Inc. (United States)	3,096
COMMERCIAL SERVICES & SUPPLIES—2.8%
490,454	Rentokil Initial plc (United Kingdom)	3,339
DIVERSIFIED CONSUMER SERVICES—6.8%
19,687	Bright Horizons Family Solutions Inc. (United States)*	3,112
67,094	Chegg Inc. (United States)*	4,927
		8,039
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—4.6%
11,960	Keyence Corp. (Japan)	5,428
ENTERTAINMENT—5.4%
35,162	Live Nation Entertainment Inc. (United States)*	1,716
29,864	Sea Ltd. ADR (Singapore)*,1	4,710
		6,426
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.5%
4,054	Equinix Inc. (United States)	2,964
FOOD & STAPLES RETAILING—3.8%
145,306	Alimentation Couche-Tard Inc. (Canada)	4,475
HEALTH CARE EQUIPMENT & SUPPLIES—2.6%
90,458	Boston Scientific Corp. (United States)*	3,100
HEALTH CARE PROVIDERS & SERVICES—2.4%
9,334	UnitedHealth Group Inc. (United States)	2,848
COMMON STOCKS—Continued
Shares		Value
INDUSTRIAL CONGLOMERATES—3.2%
10,314	Roper Technologies Inc. (United States)	$ 3,830
INSURANCE—3.6%
443,300	AIA Group Ltd. (Hong Kong)	4,219
INTERACTIVE MEDIA & SERVICES—4.3%
13,612	Naver Corp. (South Korea)	3,483
205,204	Rightmove plc (United Kingdom)	1,642
		5,125
IT SERVICES—3.9%
25,496	Visa Inc. (United States)	4,633
LIFE SCIENCES TOOLS & SERVICES—5.7%
21,350	Iqvia Holdings Inc. (United States)*	3,288
5,749	Lonza Group AG (Switzerland)	3,483
		6,771
MEDIA—4.4%
8,689	Charter Communications Inc. (United States)*	5,247
MULTILINE RETAIL—3.9%
13,281	Dollar General Corp. (United States)	2,772
89,300	Pan Pacific International Holdings Corp. (Japan)	1,895
		4,667
PHARMACEUTICALS—2.8%
21,068	Zoetis Inc. (United States)	3,340
PROFESSIONAL SERVICES—6.7%
5,317	CoStar Group Inc. (United States)*	4,379
92,750	Recruit Holdings Co. Ltd. (Japan)	3,529
		7,908
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—7.6%
50,853	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	4,265
33,255	Texas Instruments Inc. (United States)	4,808
		9,073
SOFTWARE—11.2%
7,681	Adobe Inc. (United States)*	3,434

Harbor Global Leaders Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
12,954	Intuit Inc. (United States)	$ 4,077
19,762	Microsoft Corp. (United States)	4,001
16,528	Temenos AG (Switzerland)	1,776
		13,288
TRADING COMPANIES & DISTRIBUTORS—3.2%
68,300	Monotaro Co. Ltd. (Japan)	3,778
TOTAL COMMON STOCKS
(Cost $101,659)		129,052
TOTAL INVESTMENTS—108.7%
(Cost $101,659)		129,052
CASH AND OTHER ASSETS, LESS LIABILITIES—(8.7)%		(10,297)
TOTAL NET ASSETS—100.0%		$118,755
FORWARD CURRENCY CONTRACTS
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
State Street Bank and Trust Company	IDR 4,344,035	$ 296	11/02/2020	$ (1)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Europe	$ —	$12,612	$—	$ 12,612
Middle East/Central Asia	3,911	—	—	3,911
North America	77,109	—	—	77,109
Pacific Basin	8,975	26,445	—	35,420
Total Investments in Securities	$89,995	$39,057	$—	$129,052
Liability Category
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (1)	$—	$ (1)
Total Investments	$89,995	$39,056	$—	$129,051
There were no Level 3 investments at October 31, 2020 or 2019.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
IDR	Indonesian Rupiah
The accompanying notes are an integral part of the Financial Statements.

Harbor International Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2018
Charles Carter
Since 2018
Nick Longhurst
Since 2018
William J. Arah
Since 2018
Simon Somerville
Since 2018
Michael Nickson, CFA
Since 2018
Michael Godfrey, CFA
Since 2018
David Cull, CFA
Since 2018
Marathon Asset Management LLP (Marathon-London) has subadvised the Fund since 2018.
Investment Objective
The Fund seeks long-term total return, principally from growth of capital.
Management’s Discussion of
Fund Performance
MARKET REVIEW
Investor enthusiasm for what appeared to be easing trade tensions between the U.S. and China over the final quarter of 2019 drifted deep into memory as the onslaught of the novel coronavirus began to take center stage and rock the foundations of societies, economies and equity markets across the globe.
Following a dramatic drawdown towards the end of the first quarter of 2020, broad equity market indices reversed course sharply over the second quarter, taking some back to where they started at the beginning of the year. The recovery in capital markets was fueled by additional monetary accommodation efforts and record amounts of liquidity provided by central banks alongside fiscal stimulus provided by governments. These efforts have powered money supply relative to economic growth and, in turn, found their way into financial assets. But the debt that has been created will not disappear any time soon. Equity multiples have expanded in this environment and there has been evidence of speculative investment activity, leading to valuation excesses across pockets of the market that have not been seen since the ‘technology bubble’ of the late 1990s.
Through the COVID-19-induced market drawdown and partial recovery experienced thus far, there also remained little in the way of rotation in market leadership, with growth-oriented investment strategies outperforming their value peers and larger capitalization stocks outperforming the smaller capitalization universe. So-called ‘bond proxy’ shares (i.e. low volatility mega-caps with modest but secure dividends) continued to attract investor appetite through this period of historically low interest rates.
In this environment, it has been a challenge for fundamental, bottom-up equity investors to keep up with indices that have essentially become both narrative and momentum-led. The concentration of equity market returns being anchored around just a handful of mega-cap stocks added to the challenging market dynamics for stock pickers. That said, there were signals of extended performance patterns and market leadership beginning to break down and rotate during the second half of 2020.
PERFORMANCE
Harbor International Fund outperformed the MSCI EAFE (ND) Index over the year ended October 31, 2020, returning -3.35% (Retirement Class), -3.43% (Institutional Class), -3.67% (Administrative Class) and -3.79% (Investor Class) while the Index returned -6.86%. Stock selection (particularly within Europe) and, to a lesser extent, the portfolio’s limited out-of-benchmark exposure to a select few Asian emerging markets (namely Taiwan, China and Korea) were two of the primary drivers of the relative outperformance of the Fund. Conversely, stock selection in Japan (where the Fund has a more pronounced domestic and value orientation relative to the index) weighed on relative performance.
From a sector standpoint, the Fund’s stock specific exposure in the Health Care sector and notable underweight exposure to the Financials, Energy and Real Estate sectors provided a positive contribution to relative performance. However, the Fund’s underweight exposure to the Materials sector and stock specific exposure in that sector partially offset those relative gains.
At the stock level, German-listed meal kit delivery company HelloFresh and Danish wind turbine manufacturer Vestas Wind Systems were notable positive contributors. HelloFresh benefited from faster than expected growth and profitability, while Vestas delivered strong revenue growth and reinstated full year guidance leading to continued strong performance of the shares. At the other end of the performance tables, not owning “bond-proxy” Nestlé was one of the largest negative contributors, as was the portfolio’s overweight position to a handful of niche travel and leisure-related companies impacted by the pandemic outbreak

Harbor International Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	Annualized
		5 Years	10 Years
Harbor International Fund
Retirement Class[1]	-3.35%	1.51%	2.88%
Institutional Class	-3.43	1.44	2.84
Administrative Class	-3.67	1.19	2.58
Investor Class	-3.79	1.06	2.46
Comparative Index
MSCI EAFE (ND)	-6.86%	2.85%	3.82%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.69% (Net) and 0.80% (Gross) (Retirement Class); 0.77% (Net) and 0.88% (Gross) (Institutional Class); 1.02% (Net) and 1.13% (Gross) (Administrative Class); and 1.14% (Net) and 1.25% (Gross) (Investor Class). The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
and subsequent ‘lock down’ measures imposed by governments across the globe. These include outsourced catering and food service providers Compass Group and SSP Group.

Harbor International Fund
Manager’s Commentary—Continued

OUTLOOK & STRATEGY
Continued monetary accommodation and government stimulus efforts in response to the COVID-19 outbreak, coupled with anecdotal evidence of improving economic conditions relative to that experienced over the first half of the year, drove overall investor appetite for riskier (and higher yielding) assets such as equities, thus further increasing the disconnect between global capital market performance and the economic realities currently faced by populations around the world.
To that end, there has been much discussion about whether this rally is justified given the increase in valuation multiples. To some extent, however, the point is moot because when emerging from recessions, valuations may appear inflated as markets anticipate a future recovery in earnings. We believe that as the next year unfolds, we will know whether markets were correct in anticipating such a steep recovery in profits. The outlook, in other words, rests on earnings living up to expectations that have already been priced in. In our view, if this year marked the end of a market cycle and the beginning of a new one, then it would be unusual since many of the valuation excesses of recent years have not been unwound, rather they have been extrapolated even further. It is therefore no surprise to see an onslaught of new IPOs and a proliferation of so-called ‘SPACs’ (Special Purpose Acquisition Companies) as private companies seek to take advantage of high valuations in the public market. Meanwhile, the disparity between the performance of growth and value stocks, large caps and small caps has grown ever wider (though with some nuances depending on the market in question).
Given these market dynamics, we believe empirical data would suggest that the investment pendulum will swing once again and that superior long-term returns are far more likely to come from precisely the opposite ends of the investing spectrum to those now in vogue. Rather than revert to narrative investing or chasing momentum, the Fund’s subadviser continues to seek to invest in companies that in its view exhibit favorable supply side dynamics (and with management teams that have a track record of allocating capital efficiently) at valuation levels grounded in evidence-based fundamentals rather than speculative fervor.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
All international and global returns are in U.S. Dollars.
This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor International Fund
Portfolio of Investments—October 31, 2020

REGION BREAKDOWN (% of investments) -Unaudited
(Excludes derivatives)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.6%
Shares		Value
AEROSPACE & DEFENSE—1.0%
216,250	Airbus SE (France)*	$ 15,822
2,452,706	BAE Systems plc (United Kingdom)	12,608
4,203,504	Rolls-Royce Holdings plc (United Kingdom)*	3,891
98,464	Thales SA (France)	6,416
		38,737
AIR FREIGHT & LOGISTICS—0.1%
186,150	Oesterreichische Post AG (Austria)	5,912
AIRLINES—0.2%
1,029,073	EasyJet plc (United Kingdom)	6,748
AUTO COMPONENTS—1.0%
368,300	Bridgestone Corp. (Japan)	12,005
1,345,645	Gestamp Automocion SA (Spain)[1]	4,115
751,743	GUD Holdings Ltd. (Australia)	6,706
84,454	Hankook Tire & Technology Co. Ltd. (South Korea)	2,366
117,600	Koito Manufacturing Co. Ltd. (Japan)	5,671
COMMON STOCKS—Continued
Shares		Value
AUTO COMPONENTS—Continued
305,000	Sumitomo Electric Industries Ltd. (Japan)	$ 3,367
96,000	Toyota Industries Corp. (Japan)	6,204
		40,434
AUTOMOBILES—1.5%
2,895,764	Baic Motor Corp. Ltd. (China)[1]	1,071
217,245	Bayerische Motoren Werke AG (Germany)	14,846
30,363	Hyundai Motor Co. (South Korea)	4,445
565,667	Mahindra & Mahindra Ltd. (India)	4,534
509,900	Toyota Motor Corp. (Japan)	33,473
		58,369
BANKS—5.2%
1,177,504	Axis Bank Ltd. (India)*	7,781
757,700	Bangkok Bank PCL (Thailand)	2,347
7,990,400	Bank Mandiri Persero TBK PT (Indonesia)	3,112
3,042,957	Bank of Ireland Group plc (Ireland)*	7,550
2,134,090	Bank of The Philippine Islands (Philippines)	3,237
4,487,850	Bankia SA (Spain)	5,521
17,737,604	Barclays plc (United Kingdom)	24,586

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
523,158	BNP Paribas SA (France)	$ 18,245
282,881	Close Brothers Group plc (United Kingdom)	3,944
164,533	Danske Bank AS (Denmark)	2,193
556,501	DNB ASA (Norway)	7,515
195,700	Fukuoka Financial Group Inc. (Japan)	3,274
99,839	Hana Financial Group Inc. (South Korea)	2,697
657,569	HSBC Holdings plc (Hong Kong)*	2,747
1,992,533	Intesa Sanpaolo SpA (Italy)*	3,308
2,091,200	Kasikornbank PCL (Thailand)	5,106
45,905,768	Lloyds Banking Group plc (United Kingdom)*	16,715
6,486,900	Resona Holdings Inc. (Japan)	21,387
258,174	Shinhan Financial Group Co. Ltd. (South Korea)	7,005
1,047,140	Standard Chartered plc (United Kingdom)	4,785
536,200	Sumitomo Mitsui Financial Group Inc. (Japan)	14,843
161,600	Sumitomo Mitsui Trust Holdings Inc. (Japan)	4,345
1,771,832	Svenska Handelsbanken AB (Sweden)	14,357
1,961,760	UniCredit SpA (Italy)*	14,692
341,500	United Overseas Bank Ltd. (Singapore)	4,745
		206,037
BEVERAGES—4.2%
286,460	Anheuser-Busch InBev SA (Belgium)	14,817
96,600	Asahi Group Holdings Ltd. (Japan)	2,989
129,976	Carlsberg AS (Denmark)	16,458
1,030,824	Coca-Cola Amatil Ltd. (Australia)	9,011
260,112	Coca-Cola European Partners plc (United Kingdom)	9,289
972,977	Davide Campari-Milano NV (Netherlands)	10,169
852,737	Diageo plc (United Kingdom)	27,559
333,971	Heineken NV (Netherlands)	29,562
1,738,600	Kirin Holdings Co. Ltd. (Japan)	31,344
29,551	Pernod Ricard SA (France)	4,761
141,500	Suntory Beverage & Food Ltd. (Japan)	4,880
7,608,600	Thai Beverage PCL (Thailand)	3,236
290,000	Tsingtao Brewery Co. Ltd. (China)	2,403
		166,478
BUILDING PRODUCTS—2.6%
1,976,839	Assa Abloy AB Class B (Sweden)	42,368
79,507	Geberit AG (Switzerland)	45,253
967,580	GWA Group Ltd. (Australia)	1,793
632,800	LIXIL Group Corp. (Japan)	13,741
		103,155
CAPITAL MARKETS—2.2%
2,390,562	3i Group plc (United Kingdom)	29,857
670,500	Daiwa Securities Group Inc. (Japan)	2,717
1,230,634	IG Group Holdings plc (United Kingdom)	12,144
183,900	JAFCO Co. Ltd. (Japan)	8,317
117,200	Japan Exchange Group Inc. (Japan)	2,861
2,264,792	Jupiter Fund Management plc (United Kingdom)	6,823
2,497,000	Nomura Holdings Inc. (Japan)	11,183
127,742	Rathbone Brothers plc (United Kingdom)	2,405
643,658	St. James's Place plc (United Kingdom)	7,502
237,550	UBS Group AG (Switzerland)	2,766
		86,575
CHEMICALS—1.9%
238,500	Air Water Inc. (Japan)	3,408
434,435	BASF SE (Germany)	23,789
95,600	Nippon Shokubai Co. Ltd. (Japan)	4,682
219,600	Nissan Chemical Corp. (Japan)	11,654
68,000	Nitto Denko Corp. (Japan)	4,777
799,025	Orica Ltd. (Australia)	8,577
COMMON STOCKS—Continued
Shares		Value
CHEMICALS—Continued
72,700	Shin-Etsu Chemical Co. Ltd. (Japan)	$ 9,710
158,200	Tokyo Ohka Kogyo Co. Ltd. (Japan)	9,367
		75,964
COMMERCIAL SERVICES & SUPPLIES—2.8%
76,800	AEON Delight Co. Ltd. (Japan)	2,022
1,277,432	Brambles Ltd. (Australia)	8,615
9,007,152	Cleanaway Waste Management Ltd. (Australia)	12,985
328,867	Elis SA (France)*	3,607
6,014,209	G4S plc (United Kingdom)*	15,859
2,452,144	HomeServe plc (United Kingdom)	35,143
43,182	S-1 Corp. (South Korea)	3,104
110,600	Secom Co. Ltd. (Japan)	9,343
8,833,352	Serco Group plc (United Kingdom)*	14,764
125,000	Sohgo Security Services Co. Ltd. (Japan)	5,824
		111,266
CONSTRUCTION & ENGINEERING—1.1%
362,114	Boskalis Westminster NV (Netherlands)	7,282
154,362	Ferrovial SA (Spain)	3,343
819,500	Maeda Corp. (Japan)	5,900
1,884,300	Obayashi Corp. (Japan)	15,768
1,420,400	Penta-Ocean Construction Co. Ltd. (Japan)	9,007
175,800	Shimizu Corp. (Japan)	1,221
		42,521
CONSTRUCTION MATERIALS—1.1%
121,262	CRH plc (Ireland)	4,255
885,807	Fletcher Building Ltd. (New Zealand)	2,399
43,198	Imerys SA (France)	1,291
719,100	Taiheiyo Cement Corp. (Japan)	16,879
66,780	Vicat SA (France)	2,053
597,796	Wienerberger AG (Austria)	15,091
		41,968
CONSUMER FINANCE—0.2%
115,200	AEON Financial Service Co. Ltd. (Japan)	1,180
2,465,338	International Personal Finance plc (United Kingdom)	1,822
2,643,997	Non-Standard Finance plc (United Kingdom)[1]	133
1,126,166	Provident Financial plc (United Kingdom)*	3,391
327,522	Shriram Transport Finance Co. Ltd. (India)	3,047
		9,573
CONTAINERS & PACKAGING—0.5%
3,721,001	DS Smith plc (United Kingdom)	13,649
639,000	Toyo Seikan Group Holdings Ltd. (Japan)	5,970
		19,619
DISTRIBUTORS—0.2%
1,349,120	Inchcape plc (United Kingdom)	8,654
DIVERSIFIED FINANCIAL SERVICES—0.1%
3,858,760	AMP Ltd. (Australia)	4,152
5,088,000	First Pacific Co. Ltd. (Hong Kong)	1,581
		5,733
DIVERSIFIED TELECOMMUNICATION SERVICES—1.7%
1,046,856	Deutsche Telekom AG (Germany)	15,911
5,504,782	Koninklijke KPN NV (Netherlands)	14,867
506,618	KT Corp. ADR (South Korea)[2]	4,874
1,575,700	Nippon Telegraph & Telephone Corp. (Japan)	33,146
		68,798

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ELECTRIC UTILITIES—0.9%
216,909	Orsted AS (Denmark)[1]	$ 34,425
ELECTRICAL EQUIPMENT—4.4%
385,940	ABB Ltd. (Switzerland)	9,365
475,816	Legrand SA (France)	35,219
61,700	Mabuchi Motor Co. Ltd. (Japan)	2,544
286,291	Schneider Electric SE (France)	34,786
6,981,000	TECO Electric and Machinery Co. Ltd. (Taiwan)	7,301
492,333	Vestas Wind Systems AS (Denmark)	84,467
		173,682
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.6%
137,300	Azbil Corp. (Japan)	5,572
1,773,000	Chroma ATE Inc. (Taiwan)	8,448
1,714,000	Delta Electronics Inc. (Taiwan)	11,404
1,299,200	Hitachi Ltd. (Japan)	43,789
211,500	Kyocera Corp. (Japan)	11,648
62,300	Omron Corp. (Japan)	4,498
117,100	Shimadzu Corp. (Japan)	3,348
170,384	Spectris plc (United Kingdom)	5,469
82,800	TDK Corp. (Japan)	9,737
		103,913
ENERGY EQUIPMENT & SERVICES—0.4%
1,296,358	John Wood Group plc (United Kingdom)	3,559
343,740	Petrofac Ltd. (United Kingdom)	5,29
5,078,143	Saipem SpA (Italy)*	8,947
215,037	TechnipFMC plc (France)	1,186
		14,221
ENTERTAINMENT—1.0%
190,387	CTS Eventim AG & Co. KGaA (Germany)	8,439
130,000	Konami Holdings Corp. (Japan)	5,088
5,117,500	Major Cineplex Group PCL (Thailand)	2,117
100,200	Makita Corp. (Japan)	4,429
271,466	Modern Times Group MTG AB Class B (Sweden)*	3,616
161,100	Nexon Co. Ltd. (Japan)	4,490
9,100	Nintendo Co. Ltd. (Japan)	4,920
128,000	Toho Co. Ltd. (Japan)	5,069
		38,168
FOOD & STAPLES RETAILING—1.6%
795,576	Koninklijke Ahold Delhaize NV (Netherlands)	21,811
124,900	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	4,611
1,357,875	Metcash Ltd. (Australia)	2,817
494,100	Seven & I Holdings Co. Ltd. (Japan)	15,018
124,100	Sundrug Co. Ltd. (Japan)	4,608
5,040,733	Tesco plc (United Kingdom)	13,416
		62,281
FOOD PRODUCTS—1.9%
80,700	Calbee Inc. (Japan)	2,476
1,547,000	China Mengniu Dairy Co. Ltd. (China)*	7,293
1,552,714	Devro plc (United Kingdom)	3,039
195,600	Fuji Oil Holdings Inc. (Japan)	6,189
248,500	Megmilk Snow Brand Co. Ltd. (Japan)	5,385
64,100	Meiji Holdings Co. Ltd. (Japan)	4,644
51,100	NH Foods Ltd. (Japan)	2,093
716,700	Nippon Suisan Kaisha Ltd. (Japan)	2,761
4,232,000	Tingyi Cayman Islands Holding Corp. (China)	7,744
294,700	Toyo Suisan Kaisha Ltd. (Japan)	14,666
COMMON STOCKS—Continued
Shares		Value
FOOD PRODUCTS—Continued
218,208	Viscofan SA (Spain)	$ 14,732
9,272,000	Want Want China Holdings Ltd. (China)	6,140
		77,162
GAS UTILITIES—0.1%
184,700	Tokyo Gas Co. Ltd. (Japan)	4,185
HEALTH CARE EQUIPMENT & SUPPLIES—5.4%
407,891	Coloplast AS Class B (Denmark)	59,651
8,399,617	ConvaTec Group plc (United Kingdom)[1]	19,663
768,647	Demant AS (Denmark)*	24,269
469,875	Getinge AB Class B (Sweden)	9,200
629,184	GN Store Nord AS (Denmark)	45,299
76,300	Hoya Corp. (Japan)	8,611
144,700	Japan Lifeline Co. Ltd. (Japan)	1,867
481,490	Koninklijke Philips NV (Netherlands)	22,301
233,100	Olympus Corp. (Japan)*	4,463
261,442	Smith & Nephew plc (United Kingdom)	4,540
58,226	Sonova Holding AG (Switzerland)*	13,821
		213,685
HEALTH CARE PROVIDERS & SERVICES—1.6%
500,800	Alfresa Holdings Corp. (Japan)	9,170
193,583	Amplifon SpA (Italy)	7,038
447,986	Fresenius Medical Care AG & Co. KGaA (Germany)	34,209
505,600	MediPAL Holdings Corp. (Japan)	9,013
63,400	Ship Healthcare Holdings Inc. (Japan)	3,008
		62,438
HOTELS, RESTAURANTS & LEISURE—3.7%
3,530,000	Ajisen China Holdings Ltd. (China)	447
317,366	Carnival plc (United Kingdom)	3,588
2,335,349	Compass Group plc (United Kingdom)	31,966
302,314	Flutter Entertainment plc (United Kingdom)	52,376
5,231,300	Genting Singapore Ltd. (Singapore)	2,470
1,899,627	GVC Holdings plc (United Kingdom)	23,797
53,751	InterContinental Hotels Group PLC (United Kingdom)*	2,731
549,187	Playtech plc (United Kingdom)	2,422
5,052,325	SSP Group plc (United Kingdom)	12,234
1,351,253	TUI AG (Germany)	5,304
168,980	Yum China Holdings Inc. (China)	8,995
		146,330
HOUSEHOLD DURABLES—1.0%
660,718	Barratt Developments plc (United Kingdom)	4,130
404,800	Casio Computer Co. Ltd. (Japan)	6,150
1,454,215	McCarthy & Stone plc (United Kingdom)[1]	2,212
59,100	Rinnai Corp. (Japan)	5,824
375,100	Sekisui Chemical Co. Ltd. (Japan)	5,847
182,800	Sony Corp. (Japan)	15,239
		39,402
HOUSEHOLD PRODUCTS—1.1%
137,900	Lion Corp. (Japan)	2,812
460,474	Reckitt Benckiser Group plc (United Kingdom)	40,562
		43,374
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.0%
7,568,300	Lopez Holdings Corp. (Philippines)*	402
INDUSTRIAL CONGLOMERATES—1.3%
933,500	CK Hutchison Holdings Ltd. (Hong Kong)	5,638
255,982	DCC plc (United Kingdom)	16,634

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INDUSTRIAL CONGLOMERATES—Continued
368,400	Jardine Matheson Holdings Ltd. (Hong Kong)	$ 16,330
133,100	Jardine Strategic Holdings Ltd. (Singapore)	2,882
92,949	LG Corp. (South Korea)	5,566
4,428,100	Sime Darby Berhad (Malaysia)	2,568
		49,618
INSURANCE—4.7%
530,068	Admiral Group plc (United Kingdom)	18,883
933,203	AXA SA (France)	14,987
1,808,900	Dai-ichi Life Holdings Inc. (Japan)	27,017
347,400	Great Eastern Holdings Ltd. (Singapore)	4,525
42,746	Hannover Rueck SE (Germany)	6,212
37,893	Helvetia Holding AG (Switzerland)	2,971
354,173	Hiscox Ltd. (United Kingdom)	3,785
1,750,483	Insurance Australia Group Ltd. (Australia)	5,876
1,623,000	Japan Post Holdings Co. Ltd. (Japan)*	11,136
202,600	MS&AD Insurance Group Holdings Inc. (Japan)	5,544
288,698	Prudential plc (United Kingdom)	3,531
1,318,139	QBE Insurance Group Ltd. (Australia)	7,622
835,053	Sampo OYJ (Finland)	31,512
57,887	Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	9,153
389,900	Sompo Holdings Inc. (Japan)	14,557
410,700	T&D Holdings Inc. (Japan)	4,105
361,000	Tokio Marine Holdings Inc. (Japan)	16,135
		187,551
INTERACTIVE MEDIA & SERVICES—2.7%
346,957	Adevinta ASA (Norway)*	5,370
1,865,395	Auto Trader Group plc (United Kingdom)[1]	14,025
134,552	Baidu Inc. ADR (China)*,2	17,902
757,372	Carsales.com Ltd. (Australia)	11,065
967,480	Domain Holdings Australia Ltd. (Australia)	2,684
7,201,953	Rightmove plc (United Kingdom)	57,638
		108,684
INTERNET & DIRECT MARKETING RETAIL—2.1%
14,678	GS Home Shopping Inc. (South Korea)	1,801
883,964	HelloFresh SE (Germany)*	47,236
183,411	Just Eat Takeaway.com NV (Netherlands)*,1	20,404
961,000	PChome Online Inc. (Taiwan)	3,240
57,941	Trip.Com Group Ltd. ADR (China)*,2	1,666
20,940	Zooplus AG (Germany)*	3,357
288,700	ZOZO Inc. (Japan)	7,324
		85,028
IT SERVICES—2.6%
112,645	Alten SA (France)*	9,019
7,856,833	Capita plc (United Kingdom)*	2,510
567,315	Edenred (France)	26,445
137,995	Genpact Ltd. (United States)	4,743
216,700	NEC Corp. (Japan)	10,915
313,600	NET One Systems Co. Ltd. (Japan)	9,376
110,800	Nomura Research Institute Ltd. (Japan)	3,266
1,838,600	NTT Data Corp. (Japan)	20,751
72,600	Otsuka Corp. (Japan)	3,336
215,900	SCSK Corp. (Japan)	10,735
		101,096
LEISURE PRODUCTS—1.2%
307,100	Bandai Namco Holdings Inc. (Japan)	22,951
1,235,000	Giant Manufacturing Co. Ltd. (Taiwan)	12,200
1,035,000	Goodbaby International Holdings Ltd. (Hong Kong)*	132
COMMON STOCKS—Continued
Shares		Value
LEISURE PRODUCTS—Continued
66,000	Merida Industry Co. Ltd. (Taiwan)	$ 643
736,900	Sega Sammy Holdings Inc. (Japan)	9,235
9,900	Shimano Inc. (Japan)	2,264
		47,425
LIFE SCIENCES TOOLS & SERVICES—0.8%
35,396	Eurofins Scientific SE (France)	28,186
55,109	Gerresheimer AG (Germany)	5,540
		33,726
MACHINERY—2.2%
113,620	Andritz AG (Austria)	3,832
2,874,385	CNH Industrial NV (Italy)	22,287
62,100	Daifuku Co. Ltd. (Japan)	6,403
107,304	Fluidra SA (Spain)	1,939
110,373	GEA Group AG (Germany)	3,676
69,900	Hoshizaki Corp. (Japan)	5,582
186,145	IMI plc (United Kingdom)	2,496
984,140	Rotork plc (United Kingdom)	3,586
1,153,000	Sandvik AB (Sweden)	20,552
216,755	Stabilus SA (Germany)	12,288
742,520	Wartsila OYJ Abp (Finland)	5,901
24,000	Yungtay Engineering Co. Ltd. (Taiwan)	54
		88,596
MARINE—0.2%
1,518,265	Irish Continental Group plc (Ireland)	5,576
4,560,332	Wan Hai Lines Ltd. (Taiwan)	4,183
		9,759
MEDIA—2.4%
353,127	Daily Mail & General Trust plc (United Kingdom)	3,092
315,105	Euromoney Institutional Investor plc (United Kingdom)	3,364
1,099,600	Fuji Media Holdings Inc. (Japan)	10,575
198,000	Hakuhodo Dy Holdings Inc. (Japan)	2,523
559,927	Informa plc (United Kingdom)	3,038
12,398,166	ITV plc (United Kingdom)	11,587
335,211	JCDecaux SA (France)*	5,174
33,455,600	Media Nusantara Citra TBK PT (Indonesia)*	1,866
2,879,619	Nine Entertainment Co. Holdings Ltd. (Australia)	4,209
1,075,500	Nippon Television Holdings Inc. (Japan)	11,349
271,466	Nordic Entertainment Group AB (Sweden)	9,691
186,760	Schibsted ASA Class A (Norway)*	7,634
158,814	Schibsted ASA Class B (Norway)	5,730
6,336,280	Sky Network Television Ltd. (New Zealand)*	624
1,428,400	Television Broadcasts Ltd. (Hong Kong)	1,148
1,697,813	WPP plc (United Kingdom)	13,561
		95,165
METALS & MINING—2.4%
665,578	Acerinox SA (Spain)	5,284
5,106,364	Alumina Ltd. (Australia)	5,158
1,056,696	ArcelorMittal SA (France)	14,329
128,671	BHP Group Ltd. (Australia)	3,084
506,114	BlueScope Steel Ltd. (Australia)	5,227
8,345,032	Glencore plc (United Kingdom)	16,834
422,898	Newcrest Mining Ltd. (Australia)	8,770
730,700	Nippon Steel Corp. (Japan)*	7,087
493,907	Rio Tinto plc (United Kingdom)	27,936
97,000	Sumitomo Metal Mining Co. Ltd. (Japan)	3,015
		96,724

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MULTILINE RETAIL—0.1%
254,900	Marui Group Co. Ltd. (Japan)	$ 4,607
OIL, GAS & CONSUMABLE FUELS—1.6%
143,829	Ampol Ltd. (Australia)	2,622
13,537,977	BP plc (United Kingdom)	34,531
1,441,568	Equinor ASA (Norway)	18,394
316,700	INPEX Corp. (Japan)	1,502
1,308,038	Oil Search Ltd. (Australia)*	2,362
205,683	Washington H Soul Pattinson & Co. Ltd. (Australia)	3,663
		63,074
PAPER & FOREST PRODUCTS—0.2%
1,552,000	Oji Holdings Corp. (Japan)	6,541
PERSONAL PRODUCTS—1.6%
106,443	AMOREPACIFIC Group (South Korea)	4,118
3,668,276	Asaleo Care Ltd. (Australia)	2,443
228,400	Kao Corp. (Japan)	16,262
19,600	Kose Corp. (Japan)	2,499
1,118,250	L'Occitane International SA (Hong Kong)	2,047
113,200	Mandom Corp. (Japan)	1,686
636,323	Unilever plc (United Kingdom)	36,263
		65,318
PHARMACEUTICALS—4.4%
362,600	Astellas Pharma Inc. (Japan)	4,972
325,900	Haw Par Corp. Ltd. (Singapore)	2,238
874,813	Novo Nordisk AS (Denmark)	55,783
223,300	Otsuka Holdings Co. Ltd. (Japan)	8,270
249,119	Roche Holding AG (Switzerland)	80,050
45,800	Sawai Pharmaceutical Co. Ltd. (Japan)	2,208
356,000	Takeda Pharmaceutical Co. Ltd. (Japan)	11,001
366,900	Tsumura & Co. (Japan)	10,769
		175,291
PROFESSIONAL SERVICES—4.7%
436,228	Adecco Group AG (Switzerland)	21,390
1,270,580	ALS Ltd. (Australia)	8,408
40,456	DKSH Holding AG (Switzerland)	2,603
716,096	Experian plc (United Kingdom)	26,233
8,186,770	Hays plc (United Kingdom)	11,305
773,738	Intertek Group plc (United Kingdom)	55,733
419,540	IPH Ltd. (Australia)	1,944
369,500	Nomura Co. Ltd. (Japan)	2,386
932,490	PageGroup plc (United Kingdom)	4,320
219,400	Persol Holdings Co. Ltd. (Japan)	3,323
81,071	Randstad NV (Netherlands)*	4,045
1,331,197	RELX plc (United Kingdom)	26,342
330,669	RWS Holdings plc (United Kingdom)	2,392
45,900	TechnoPro Holdings Inc. (Japan)	2,855
40,997	Teleperformance (France)	12,306
		185,585
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.4%
286,500	Daiwa House Industry Co. Ltd. (Japan)	7,528
522,800	Mitsubishi Estate Co. Ltd. (Japan)	7,798
		15,326
ROAD & RAIL—0.5%
226,900	East Japan Railway Co. (Japan)	11,866
1,197,086	National Express Group plc (United Kingdom)	2,322
417,300	Senko Group Holdings Co. Ltd. (Japan)	3,732
		17,920
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.7%
33,115	ASML Holding NV (Netherlands)	$ 11,981
1,056,000	Renesas Electronics Corp. (Japan)*	8,717
161,100	ROHM Co. Ltd. (Japan)	12,386
114,019	SK Hynix Inc. (South Korea)	8,089
1,656,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	25,055
		66,228
SOFTWARE—0.3%
171,200	NS Solutions Corp. (Japan)	5,014
11,800	Oracle Corp. Japan (Japan)	1,179
46,382	Reply SpA (Italy)	4,983
		11,176
SPECIALTY RETAIL—0.7%
44,900	ABC-Mart Inc. (Japan)	2,277
16,830,300	Esprit Holdings Ltd. (Hong Kong)*	1,743
1,754,809	Pets at Home Group plc (United Kingdom)	8,813
267,200	USS Co. Ltd. (Japan)	4,887
697,907	WH Smith plc (United Kingdom)	9,022
		26,742
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.3%
103,000	King Slide Works Co. Ltd. (Taiwan)	1,038
255,708	Logitech International SA (Switzerland)	21,512
148,037	Quadient SAS (France)	1,929
529,329	Samsung Electronics Co. Ltd. (South Korea)	26,607
		51,086
TEXTILES, APPAREL & LUXURY GOODS—2.5%
102,323	Adidas AG (Germany)	30,401
663,100	ASICS Corp. (Japan)	8,284
308,933	Cie Financiere Richemont SA (Switzerland)	19,310
411,068	Cie Financiere Richemont SA ADR (South Africa)[2]	2,567
234,420	EssilorLuxottica SA (France)	28,941
682,400	Onward Holdings Co. Ltd. (Japan)	1,336
360,218	Shenzhou International Group Holdings Ltd. (China)	6,268
2,193,000	Stella International Holdings Ltd. (Hong Kong)	2,247
		99,354
THRIFTS & MORTGAGE FINANCE—0.1%
208,427	Housing Development Finance Corp. Ltd. (India)	5,400
TOBACCO—0.6%
107,224	British American Tobacco plc (United Kingdom)	3,399
215,400	Japan Tobacco Inc. (Japan)	4,055
195,341	Swedish Match AB (Sweden)	14,686
		22,140
TRADING COMPANIES & DISTRIBUTORS—1.6%
375,136	Brenntag AG (Germany)	23,977
1,046,078	Bunzl plc (United Kingdom)	32,519
274,400	ITOCHU Corp. (Japan)	6,591
		63,087
TRANSPORTATION INFRASTRUCTURE—0.5%
813,603	Getlink SE (France)	10,943
265,500	Mitsubishi Logistics Corp. (Japan)	6,987
		17,930
WIRELESS TELECOMMUNICATION SERVICES—0.9%
1,772,299	Bharti Airtel Ltd. (India)	10,339
624,700	KDDI Corp. (Japan)	16,901

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
WIRELESS TELECOMMUNICATION SERVICES—Continued
184,400	NTT DoCoMo Inc. (Japan)	$ 6,866
19,203,577	Vodafone Idea Ltd. (India)*	2,278
		36,384
TOTAL COMMON STOCKS
(Cost $4,004,280)		3,946,770

PREFERRED STOCKS—0.4%
AUTOMOBILES—0.4%
107,510	Volkswagen AG (Germany)	15,660
PREFERRED STOCKS—Continued
Shares		Value
PERSONAL PRODUCTS—0.0%
12,672	AMOREPACIFIC Group (South Korea)*	$ 368
TOTAL PREFERRED STOCKS
(Cost $17,981)		16,028
TOTAL INVESTMENTS—100%
(Cost $4,022,261)		3,962,798
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.0)%		(720)
TOTAL NET ASSETS—100.0%		$3,962,078

RIGHTS/WARRANTS
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Rolls-Royce Holdings plc	6,547,040	GBP 0.32	11/11/2020	$ 14,945	$3,308

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ 9,289	$2,482,062	$—	$2,491,351
Middle East/Central Asia	—	33,379	—	33,379
North America	4,743	—	—	4,743
Pacific Basin	43,007	1,374,290	—	1,417,297
Preferred Stocks
Europe	—	15,660	—	15,660
Pacific Basin	—	368	—	368
Total Investments in Securities	$57,039	$3,905,759	$—	$3,962,798
Financial Derivatives Instruments - Assets
Rights/Warrants	$ 3,308	$ —	$—	$ 3,308
Total Investments	$60,347	$3,905,759	$—	$3,966,106
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2020.
Valuation Description	Beginning Balance as of 11/01/2019 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2020 (000s)	Unrealized Gain/ Loss as of 10/31/2020 (000s)
Common Stocks	$ —	$—	$ —	$—	$(17,166)	$17,166	$—	$—	$—	$—
Preferred Stocks	162	—	(162)	—	—	—	—	—	—	—
	$162	$—	$(162)	$—	$(17,166)	$17,166	$—	$—	$—	$—

Harbor International Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2020, the aggregate value of these securities was $96,048 or 2% of net assets.
2	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
GBP	British Pound
The accompanying notes are an integral part of the Financial Statements.

Harbor International Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Baillie Gifford Overseas Limited
Calton Square
1 Greenside Row
Edinburgh, Scotland
United Kingdom
EH1 3AN
Portfolio Managers
Gerard Callahan
Since 2013
Iain Campbell
Since 2013
Joe Faraday, CFA
Since 2013
Moritz Sitte, CFA
Since 2014
Sophie Earnshaw, CFA
Since 2014
Baillie Gifford Overseas Limited has subadvised the Fund since 2013.
Investment Objective
The Fund seeks long-term growth of capital.
Gerard Callahan

Iain Campbell

Joe Faraday, CFA

Moritz Sitte, CFA

Sophie Earnshaw, CFA

Management’s Discussion of
Fund Performance
Market Review
During the period, the performance of international equities can be characterized as falling into three broad periods: a relatively steady period between the end of October 2019 and the onset of the coronavirus pandemic in February 2020, a sharp fall from late February 2020 until late March 2020, and then a gradual recovery from that point until the end of October 2020. Stimulus measures were put in place in several of the major international economies to provide support during a period of weakness induced by the pandemic.
Looking beyond the headlines and the uncertainties created by the coronavirus, trade negotiations between the U.K. and the European Union have continued in the hope of reaching an agreement before the current transitional arrangement comes to a close at the end of 2020. In Japan, the country’s reforming Prime Minister, Shinzo Abe, stood down and was replaced by his cabinet colleague Yoshihide Suga.
Performance
Harbor International Growth Fund returned 20.56% (Retirement Class), 20.42% (Institutional Class), 20.17% (Administrative Class), and 20.06% (Investor Class) for the twelve months ended October 31, 2020, outperforming the -2.61% return of the MSCI All Country World Ex. U.S. (ND) Index.
Baillie Gifford employs a fundamental long-term investment strategy, focused on bottom-up stock selection. Baillie Gifford’s endeavours not to be distracted by short term market movements and wider economic issues. Instead, it aims to find what it believes are good quality stocks that can produce above average earnings and that have the potential to outperform over the long term. The Fund’s performance during the period was primarily driven by stock selection.
The Fund outperformed in each of the regions that make up the benchmark index, led by Europe.
Where sectors are concerned, the main positive contributors to the Fund’s relative performance were Information Technology, Industrials, and Consumer Discretionary. The Fund was overweight in each of these sectors during the period. The main sector detractors from performance were Materials, Consumer Staples, and Utilities; the Fund was overweight in the Consumer Staples sector, underweight in the Materials sector and had no exposure at all to Utilities.
Baillie Gifford’s regional and sectoral positions are outputs of its bottom-up investment process. Given this fundamental approach, it is particularly relevant to consider the individual company holdings that impacted performance. The largest individual contributors to performance included Shopify, Sartorius, and Zalando. The main stock detractors during the period included Shiseido, Treasury Wine Estates, and Raia Drogasil.
Shopify is a Canadian e-commerce company that provides software to enable businesses to operate and sell their products online. It has continued to report positive results this year, making encouraging progress in offering facilities such as faster checkouts and improved shipping arrangements to its merchant base. Sartorius is a German manufacturer of single-use equipment for the pharmaceutical industry, with a particular focus on the needs of manufacturers of biological drugs. The company has benefited from additional demand for its products during the pandemic and has continued to make strategic acquisitions to complement its existing

Harbor International Growth Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	Annualized
		5 Years	10 Years
Harbor International Growth Fund
Retirement Class[1]	20.56%	9.87%	6.59%
Institutional Class	20.42	9.79	6.55
Administrative Class	20.17	9.51	6.27
Investor Class	20.06	9.39	6.15
Comparative Index
MSCI All Country World Ex. U.S. (ND)	-2.61%	4.26%	3.43%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.77% (Net) and 0.83% (Gross) (Retirement Class); 0.85% (Net) and 0.91% (Gross) (Institutional Class); 1.10% (Net) and 1.16% (Gross) (Administrative Class); and 1.22% (Net) and 1.28% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
business. Zalando, the leading online fashion retailer, has also benefited from increased demand during a challenging period for conventional retailing businesses. In addition, the company has increasingly seen the benefits of its investment in logistics infrastructure, through which it can supply customers with garments produced by the brands with which it partners.
Shiseido is a Japanese cosmetics manufacturer. A significant portion of its business comes from selling to Chinese tourists in Japan and through Duty Free channels, and both of these have been negatively affected by limits on travel associated with the pandemic. Treasury Wine Estates is an Australian wine producer that has seen challenges in its US business as well as a more general reduction in consumption demand recently. Raia Drogasil is a Brazilian operator of pharmacies which is gradually rolling out a large number of stores across Brazil; the company’s weaker performance this year partially reflects the more challenging economic environment in the country.
Outlook & Strategy
The coronavirus pandemic has created anxieties around the world. While not seeking to diminish the seriousness of these, Baillie Gifford strives to maintain its focus on the long term. Its bottom-up approach remains one of seeking to find well managed, good quality companies that will perform well over meaningful time periods. Although the portfolio was not constructed with the pandemic in mind, the Fund’s holdings do include a number of capital light, disruptive businesses that have been able to perform well operationally in this environment. The Manager is optimistic that the international businesses held by the Fund have the potential to deliver attractive growth for investors.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
All international and global returns are in U.S. Dollars.
This report contains the current opinions of Baillie Gifford Overseas Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor International Growth Fund
Portfolio of Investments—October 31, 2020

REGION BREAKDOWN (% of investments) -Unaudited
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—96.8%
Shares		Value
AUTO COMPONENTS—0.6%
109,300	Denso Corp. (Japan)	$ 5,093
AUTOMOBILES—1.0%
188,500	Suzuki Motor Corp. (Japan)	8,096
BANKS—1.0%
590,627	United Overseas Bank Ltd. (Singapore)	8,206
BEVERAGES—4.2%
69,621	Remy Cointreau SA (France)	11,754
5,679,500	Thai Beverage PCL (Thailand)	2,415
627,670	Treasury Wine Estates Ltd. (Australia)	4,046
1,466,000	Tsingtao Brewery Co. Ltd. (China)	12,148
471,766	United Spirits Ltd. (India)*	3,210
		33,573
BUILDING PRODUCTS—3.2%
165,103	Kingspan Group plc (Ireland)	14,409
459,881	Nibe Industrier AB (Sweden)	11,073
		25,482
CAPITAL MARKETS—1.3%
601,033	Hargreaves Lansdown plc (United Kingdom)	10,552
CHEMICALS—2.4%
478,646	Asian Paints Ltd. (India)*	14,267
183,486	Johnson Matthey plc (United Kingdom)	5,108
		19,375
COMMON STOCKS—Continued
Shares		Value
COMMERCIAL SERVICES & SUPPLIES—0.7%
399,941	HomeServe plc (United Kingdom)	$ 5,732
DIVERSIFIED FINANCIAL SERVICES—0.9%
125,431	Investor AB Class B (Sweden)	7,518
ELECTRICAL EQUIPMENT—2.4%
116,756	Contemporary Amperex Technology Co. Ltd. (China)*	4,288
142,700	Nidec Corp. (Japan)	14,413
		18,701
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.8%
21,900	Keyence Corp. (Japan)	9,939
178,900	Murata Manufacturing Co. Ltd. (Japan)	12,546
		22,485
ENERGY EQUIPMENT & SERVICES—0.2%
660,928	John Wood Group plc (United Kingdom)	1,814
ENTERTAINMENT—2.6%
49,726	Spotify Technology SA (Sweden)*	11,929
101,558	Ubisoft Entertainment SA (France)*	8,971
		20,900
FOOD & STAPLES RETAILING—3.0%
493,535	Jeronimo Martins SGPS SA (Portugal)	7,839
1,959,100	Raia Drogasil SA (Brazil)*	8,215

Harbor International Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
FOOD & STAPLES RETAILING—Continued
66,300	Sugi Holdings Co. Ltd. (Japan)	$ 4,378
1,289,067	Wal-Mart de Mexico SAB de CV (Mexico)*	3,121
		23,553
HEALTH CARE EQUIPMENT & SUPPLIES—5.1%
85,470	Cochlear Ltd. (Australia)	12,757
728,300	Olympus Corp. (Japan)*	13,943
148,300	Sysmex Corp. (Japan)	13,929
		40,629
HOUSEHOLD PRODUCTS—0.9%
148,100	Pigeon Corp. (Japan)	6,820
INDUSTRIAL CONGLOMERATES—0.8%
20,300	Jardine Matheson Holdings Ltd. (Singapore)	900
251,100	Jardine Strategic Holdings Ltd. (Singapore)	5,437
		6,337
INSURANCE—3.3%
1,275,800	AIA Group Ltd. (Hong Kong)	12,142
12,505	Fairfax Financial Holdings Ltd. (Canada)	3,288
225,956	ICICI Lombard General Insurance Co Ltd. (India)*,1	3,778
695,500	Ping An Insurance Group Co. of China Ltd. (China)	7,191
		26,399
INTERACTIVE MEDIA & SERVICES—6.7%
1,630,543	Auto Trader Group plc (United Kingdom)[1]	12,259
42,393	Baidu Inc. ADR (China)*,2	5,640
269,600	Kakaku.com Inc. (Japan)	7,125
28,634	Naver Corp. (South Korea)	7,327
1,798,592	Rightmove plc (United Kingdom)*	14,394
437,967	SEEK Ltd (Australia)	6,629 [x]
		53,374
INTERNET & DIRECT MARKETING RETAIL—14.7%
93,354	Alibaba Group Holding Ltd. ADR (China)*,2	28,444
101,374	ASOS plc (United Kingdom)*	5,784
104,915	MakeMyTrip Ltd. (India)*	1,969
452,600	Meituan Dianping Class B (China)*	16,873
9,331	MercadoLibre Inc. (Argentina)*	11,328
70,887	Naspers Ltd. (South Africa)	13,839
67,894	Prosus NV (Netherlands)*	6,778
1,507,920	Trainline plc (United Kingdom)*,1	5,376
149,696	Trip.Com Group Ltd. ADR (China)*,2	4,305
236,719	Zalando SE (Germany)*,1	22,045
		116,741
IT SERVICES—5.7%
90,809	Bechtle AG (Germany)	15,593
32,614	Shopify Inc. (Canada)*	30,182
		45,775
LEISURE PRODUCTS—1.5%
50,600	Shimano Inc. (Japan)	11,573
LIFE SCIENCES TOOLS & SERVICES—1.8%
14,719	Mettler-Toledo International Inc. (Switzerland)*	14,688
MACHINERY—8.8%
233,624	Atlas Copco AB Class A (Sweden)	10,312
94,144	Atlas Copco AB Class B (Sweden)	3,607
COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
45,582	Epiroc AB Class A (Sweden)	$ 681
486,443	Epiroc AB Class B (Sweden)	6,964
138,133	Kone OYJ Class B (Finland)	10,997
9,912	Rational AG (Germany)	7,435
25,400	SMC Corp. (Japan)	13,510
931,000	Techtronic Industries Co. Ltd. (Hong Kong)	12,540
209,010	Weir Group plc (United Kingdom)	3,883
		69,929
PERSONAL PRODUCTS—2.3%
88,300	Kao Corp. (Japan)	6,287
188,000	Shiseido Co. Ltd. (Japan)	11,638
		17,925
PROFESSIONAL SERVICES—1.1%
116,323	Intertek Group plc (United Kingdom)	8,379
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.1%
47,284	ASML Holding NV (Netherlands)	17,107
370,617	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[2]	31,084
		48,191
SOFTWARE—2.1%
83,739	Nemetschek SE (Germany)	6,063
137,468	Xero Ltd. (New Zealand)*	10,665
		16,728
SPECIALTY RETAIL—1.2%
373,987	Industria de Diseno Textil SA (Spain)	9,234
TEXTILES, APPAREL & LUXURY GOODS—6.0%
35,237	Adidas AG (Germany)	10,469
254,830	Burberry Group plc (United Kingdom)	4,475
134,174	Cie Financiere Richemont SA (Switzerland)	8,386
13,021	Kering SA (France)	7,869
1,775,500	Li Ning Co. Ltd. (China)*	9,254
16,036	LVMH Moet Hennessy Louis Vuitton SE (France)	7,517
		47,970
THRIFTS & MORTGAGE FINANCE—1.3%
409,173	Housing Development Finance Corp. Ltd. (India)	10,601
WIRELESS TELECOMMUNICATION SERVICES—1.1%
135,700	SoftBank Group Corp. (Japan)	8,839
TOTAL COMMON STOCKS
(Cost $583,009)		771,212

PREFERRED STOCKS—2.1%
(Cost $5,746)
HEALTH CARE EQUIPMENT & SUPPLIES—2.1%
39,037	Sartorius AG (Germany)	16,524
TOTAL INVESTMENTS—98.9%
(Cost $588,755)		787,736
CASH AND OTHER ASSETS, LESS LIABILITIES—1.1%		8,970
TOTAL NET ASSETS—100.0%		$796,706

Harbor International Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 13,839	$ —	$ 13,839
Europe	26,617	290,377	—	316,994
Latin America	22,664	—	—	22,664
Middle East/Central Asia	1,969	31,856	—	33,825
North America	33,470	—	—	33,470
Pacific Basin	73,761	270,030	6,629	350,420
Preferred Stocks
Europe	—	16,524	—	16,524
Total Investments in Securities	$158,481	$622,626	$6,629	$787,736
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2020. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2019 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2020 (000s)	Unrealized Gain/ Loss as of 10/31/2020 (000s)
Common Stocks	$—	$—	$—	$—	$—	$—	$6,629	$—	$6,629	$1,046
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2020 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
SEEK Ltd (Australia)	$6,629	Market Approach	Last Price	AUD 21.53

*	Non-income producing security
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2020, the aggregate value of these securities was $43,458 or 5% of net assets.
2	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
h	Transferred from Level 2 to Level 3 due to the unavailability of observable market data for pricing
AUD	Australian Dollar
The accompanying notes are an integral part of the Financial Statements.

Harbor International Small Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
Cedar Street Asset Management LLC
455 North Cityfront Plaza Drive
Suite 1710
Chicago, IL 60611
Portfolio Managers
Jonathan P. Brodsky
Since 2019
Waldemar A. Mozes
Since 2019
Cedar Street has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Jonathan P. Brodsky

Waldemar A. Mozes

Management’s Discussion of
Fund Performance
Market Review
During the fiscal year ended October 31, 2020, the MSCI EAFE Small Cap (ND) Index declined by 1.36%. But this modest absolute value hardly reflects the tumult and volatility brought on by the COVID-19 pandemic, in our view. Global GDP is expected to decline by 4% in 2020, the most significant decline since World War II. And in Europe, the performance gap between best and worst performing equity markets during the first three calendar quarters of 2020 was 58 percentage points versus just 18 percentage points in the same period in 2019. Outperforming equity markets like Denmark are perceived to be doing a relatively better job of mitigating the economic fallout of the virus, while countries like the U.K. are lagging due to worsening conditions. Despite dramatically loose monetary conditions and fiscal stimulus, until the COVID-19 virus itself is brought under control, we believe market volatility is likely to persist.
Given this backdrop, momentum factors have continued to widen their relative performance spread versus value factors to, what we believe to be, unprecedented levels as global investors crowd into the same narrow sub-set of COVID-19 “winners” in a quest for virus-proof secular growth. This has tended to favor larger cap stocks over small caps and, within the MSCI EAFE Small Cap (ND) Index, the Technology, Health Care, and Consumer Staples sectors. The Real Estate, Financials, and Energy sectors have lagged on a relative basis due to perceived economic sensitivity. We note that Technology sector performance relative to underperforming sectors is now greater than even the dot-com era of the late 1990s.
Performance
Harbor International Small Cap Fund underperformed the return of the MSCI EAFE Small Cap (ND) Index during the period. The Fund returned -6.36% (Retirement Class), -6.48% (Institutional Class), -6.65% (Administrative Class), and -6.76% (Investor Class) compared to the MSCI EAFE Small Cap (ND) Index return of -1.36%.
The negative relative return over the period primarily reflects negative stock selection effects in the U.K., offset somewhat by positive stock selection effects in Japan and Hong Kong. From a sector perspective, stock selection in Technology and Industrials were the main contributors to the negative relative return, offset somewhat by the lack of exposure to the Real Estate sector.
During the period under review, the most significant detractors to Fund performance were primarily U.K.-listed names such as Senior and N Brown. Senior’s negative performance was due to its exposure to the aerospace industry which has come under significant pressure due to both the Boeing 737 MAX grounding and overall COVID-19 travel bans. N Brown, is a retailer of plus-sized women’s and men’s apparel with a significant credit book. As with many apparel retailers, N Brown faces a challenging retail market due to COVID-19 lockdowns while also dealing with balance sheet issues stemming from a regulatory change to its credit book. Both stocks faced company-specific issues, but an equally important element of their detraction from Fund performance was their U.K. domicile. Small cap equities in the U.K. have been under significant pressure due to COVID-19 challenges, continuing Brexit uncertainty, and structural challenges that we believe are specific to U.K. small caps.
Elders, an Australian agricultural services firm, was the top contributor to Fund performance. Devastating wildfires and drought conditions in rural Australia at the end of 2019 gave way to sustained rains at the start of 2020. Elders benefitted from increased spending on replacement products for farms, increased services fees from insurance and real estate products, and increased feed, fertilizers, and seeds as farmers rushed to take advantage of much-improved conditions. COVID-19 lockdowns also increased demand for basic staples, further boosting sales for Elders. Draegerwerk, a German personal safety and medical device company, is one of a handful of direct beneficiaries of the COVID-19 pandemic. Its high-end ventilators are in high demand by hospitals treating the most severe COVID-19 cases, its N95 masks are in high demand by frontline workers in every field, and other professional-grade safety masks for firefighters, divers, and other workers in harsh conditions are also being upgraded.

Harbor International Small Cap Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 02/01/2016 through 10/31/2020
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE Small Cap (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	5 Years	Annualized
			Life of Fund
Harbor International Small Cap Fund
Retirement Class[1]	-6.36%	N/A	4.85%
Institutional Class[1]	-6.48	N/A	4.78
Administrative Class[1]	-6.65	N/A	4.51
Investor Class[1]	-6.76	N/A	4.39
Comparative Index
MSCI EAFE Small Cap (ND)[1]	-1.36%	N/A	7.34%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.88% (Net) and 1.25% (Gross) (Retirement Class); 0.96% (Net) and 1.33% (Gross) (Institutional Class); 1.21% (Net) and 1.58% (Gross) (Administrative Class); and 1.33% (Net) and 1.70% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Sector allocations within the Fund are dependent on bottom-up stock selection. During the period under review, we significantly reduced our Industrials weighting to within a few percentage points of the benchmark. The Fund’s modest overweight position in the Industrials sector reflects our conviction around specific holdings rather than top-down sector allocation decisions. Assets were redeployed into Information Technology, Consumer Discretionary, and Materials sectors. We continue to maintain an active, zero-weight (0%) allocation to Real Estate and Utilities sectors due to a lack of stock-specific opportunities. We note that our lack of Real Estate exposure has been a source of relative outperformance during the period under review.
From a geographic perspective, again, allocations are highly dependent on bottom-up stock selection. Weightings in the U.K. and Germany decreased moderately during the period as we consolidated our U.K. holdings and harvested profits in Germany. We increased weights in France, Netherlands, Ireland, and Italy due mainly to new opportunities. In Japan we harvested profits and redeployed assets to other geographies such as Australia due to stock-specific factors.
Outlook & Strategy
The COVID-19 pandemic will likely shape the direction of global equity markets in the near-term. At the same time, heightened geopolitical tensions are no less significant. The U.S. presidential election, Brexit negotiations, and China’s rising influence may present opportunities for surprise. With this backdrop, continued market volatility should be expected, in our view.
Still, we believe central banks and governments have flooded the global economy with plenty of liquidity, low interest rates, and other supports to keep commerce flowing. We also believe a widely distributed vaccine is likely sometime in the next 12 months likely limiting structural damage from the virus. At present, our view is that markets continue to be positioned in favor of global mega-cap tech stocks that are direct COVID-19 beneficiaries. This one-sided trade could unwind quickly and perhaps unkindly to overly concentrated portfolios, in our view.

1	The “Life of Fund” return as shown reflects the period 02/01/2016 through 10/31/2020.
All international and global returns are in U.S. Dollars.
This report contains the current opinions of Cedar Street Asset Management LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor International Small Cap Fund
Portfolio of Investments—October 31, 2020

REGION BREAKDOWN (% of investments) -Unaudited
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—88.5%
Shares		Value
AEROSPACE & DEFENSE—0.9%
1,682	MTU Aero Engines AG (Germany)	$ 287
AIR FREIGHT & LOGISTICS—3.7%
300,800	Kerry Logistics Network Ltd. (Hong Kong)	628
26,390	Kintetsu World Express Inc. (Japan)	561
		1,189
BANKS—1.5%
388,147	Virgin Money UK plc (United Kingdom)*	471
BEVERAGES—0.9%
141,900	C&C Group plc (Ireland)*	297
CAPITAL MARKETS—2.4%
16,868	JAFCO Co. Ltd. (Japan)	763
CHEMICALS—4.6%
29,500	KH Neochem Co. Ltd. (Japan)	690
53,700	Neo Performance Materials Inc. (Canada)	469
12,615	Victrex plc (United Kingdom)*	302
		1,461
COMMERCIAL SERVICES & SUPPLIES—2.7%
32,257	ISS AS (Denmark)*	419
11,372	Loomis AB (Sweden)*	254
135,918	Mears Group PLC (United Kingdom)*	185
		858
CONSTRUCTION & ENGINEERING—5.3%
27,865	Arcadis NV (Netherlands)	648
334,115	Maire Tecnimont SpA (Italy)*	452
41,653	Raito Kogyo Co. Ltd. (Japan)	591
		1,691
CONSUMER FINANCE—1.2%
85,102	Resurs Holding AB (Sweden)[1]	389
COMMON STOCKS—Continued
Shares		Value
CONTAINERS & PACKAGING—1.5%
30,105	BillerudKorsnas AB (Sweden)	$ 470
DISTRIBUTORS—1.6%
77,740	Inchcape plc (United Kingdom)	499
ELECTRICAL EQUIPMENT—3.0%
281,500	Johnson Electric Holdings Ltd. (Hong Kong)	583
14,891	Mersen SA (France)*	386
		969
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—5.9%
20,350	Amano Corp. (Japan)	479
7,134	Daiwabo Holdings Co. Ltd. (Japan)	467
9,018	Landis+Gyr Group AG (Switzerland)*	504
20,900	Nohmi Bosai Ltd. (Japan)	452
		1,902
FOOD PRODUCTS—5.9%
519,909	Aryzta AG (Switzerland)*	261
9,427	Ebro Foods SA (Spain)*	211
64,872	Elders Ltd. (Australia)	512
39,573	Glanbia plc (Ireland)	376
1,104,100	Japfa Ltd. (Singapore)	522
		1,882
HEALTH CARE PROVIDERS & SERVICES—3.7%
20,777	BML Inc. (Japan)	584
253,863	Healius Ltd. (Australia)	602
		1,186
HOTELS, RESTAURANTS & LEISURE—1.4%
32,914	Resorttrust Inc. (Japan)	464
INSURANCE—4.3%
19,778	ASR Nederland NV (Netherlands)	600
50,808	Coface SA (France)	397
256,742	Mapfre SA (Spain)	387
		1,384

Harbor International Small Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—1.6%
48,803	Takkt AG (Germany)	$ 519
IT SERVICES—2.7%
4,913	Alten SA (France)*	393
76,720	Indra Sistemas SA (Spain)*	460
		853
LEISURE PRODUCTS—1.1%
17,798	Spin Master Corp. (Canada)*,1	360
MACHINERY—2.8%
7,810	Krones AG (Germany)	446
29,400	OSG Corp. (Japan)	441
		887
MARINE—1.5%
18,205	Clarkson plc (United Kingdom)	474
MEDIA—3.1%
42,075	Criteo SA ADR (France)*,2	722
7,179	RTL Group SA (Luxembourg)*	273
		995
METALS & MINING—1.4%
15,400	DOWA Holdings Co. Ltd. (Japan)	441
MULTILINE RETAIL—2.0%
30,074	Ryohin Keikaku Co. Ltd. (Japan)	631
OIL, GAS & CONSUMABLE FUELS—2.6%
496,929	Beach Energy Ltd. (Australia)	412
366,340	Viva Energy Group Ltd. (Australia)[1]	433
		845
PAPER & FOREST PRODUCTS—1.3%
190,266	Navigator Co. SA (Portugal)*	419
PERSONAL PRODUCTS—2.7%
41,117	Ontex Group NV (Belgium)	455
37,840	Qol Holdings Co. Ltd. (Japan)	413
		868
PROFESSIONAL SERVICES—1.5%
7,475	DKSH Holding AG (Switzerland)	481
ROAD & RAIL—1.5%
202,522	Redde Northgate plc (United Kingdom)	466
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.6%
39,698	Sumco Corp. (Japan)	605
24,625	Tower Semiconductor Ltd. (Israel)*	520
95,225	X-Fab Silicon Foundries SE (Belgium)*,1	354
		1,479
SOFTWARE—1.4%
68,283	TomTom NV (Netherlands)*	459
SPECIALTY RETAIL—1.7%
47,373	Matas AS (Denmark)*	529
TEXTILES, APPAREL & LUXURY GOODS—1.6%
677,485	Coats Group plc (United Kingdom)*	499
TRADING COMPANIES & DISTRIBUTORS—1.7%
26,250	Kanamoto Co. Ltd. (Japan)	541
COMMON STOCKS—Continued
Shares		Value
TRANSPORTATION INFRASTRUCTURE—1.2%
173,942	SATS Ltd. (Singapore)	$ 379
TOTAL COMMON STOCKS
(Cost $30,416)		28,287

PREFERRED STOCKS—0.2%
(Cost $42)
HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
745	Draegerwerk AG & Co KGaA (Germany)	60
TOTAL INVESTMENTS—88.7%
(Cost $30,458)		28,347
CASH AND OTHER ASSETS, LESS LIABILITIES—11.3%		3,625
TOTAL NET ASSETS—100.0%		$31,972

Harbor International Small Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ 722	$14,022	$—	$14,744
Middle East/Central Asia	520	—	—	520
North America	829	—	—	829
Pacific Basin	—	12,194	—	12,194
Preferred Stocks
Europe	—	60	—	60
Total Investments in Securities	$2,071	$26,276	$—	$28,347
There were no Level 3 investments at October 31, 2020 or 2019.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2020, the aggregate value of these securities was $1,536 or 5% of net assets.
2	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.

Harbor Overseas Fund
Manager’s Commentary (Unaudited)

Subadviser
Acadian Asset Management LLC
260 Franklin Street
Boston, MA 02110
Portfolio Managers
Brendan O. Bradley, Ph.D.
Since 2019
Ryan D. Taliaferro, Ph.D.
Since 2019
Harry Gakidis, Ph.D.
Since 2019
Acadian has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Brendan O. Bradley, Ph.D.

Ryan D. Taliaferro, Ph.D.

Harry Gakidis, Ph.D.

Management’s Discussion of
Fund Performance
MARKET REVIEW
Global equity markets started the decade on an upbeat note, against a backdrop of thawing U.S.-China trade tensions and improving economic data. Nevertheless, positive sentiment was quickly dashed as the Coronavirus outbreak evolved into a global pandemic. The first quarter of 2020 represented a turning point and was the worst quarter since the depths of the 2008 global financial crisis. Coronavirus fallout around the world was swift and precipitous, as a highly globalized economy set the stage for domino effect-like damage in many markets. Amidst an environment of fear and uncertainty, central banks and governments worldwide used their arsenal of fiscal stimulus and quantitative easing to stem the tide of panic. The International Monetary Fund slashed most countries’ growth forecasts, inciting recessionary fears globally. Markets rebounded in the second and third quarters of 2020, despite pervasive uncertainty about the speed and scope of a global economic recovery. Investors appeared sufficiently mollified by policy support in response to the COVID-19 crisis, obscuring the grim reality of the virus’ human and economic toll worldwide and the likely prolonged recovery. Entering the third quarter, new waves of contagion – particularly in Europe – threatened nascent economic gains. Markets struggled to price in vast amounts of conflicting information and disentangle the effects of central bank and government stimulus from uncertain signs of a sustainable rebound. In addition to the Coronavirus-induced slowdown, a weakening dollar further dragged on many export-driven economies.
PERFORMANCE
For the year ended October 31, 2020, Harbor Overseas Fund returned 0.64% (Retirement Class), 0.48% (Institutional Class), and 0.14% (Investor Class) compared to the MSCI EAFE (ND) Index return of -6.86%. Performance relative to the benchmark was driven by both favorable stock selection and allocation effects during the period.
Acadian’s investment philosophy is centered in the belief that markets are inefficient and that these inefficiencies are driven in part by behavioral biases that result in mispricing opportunities. Acadian applies fundamental insights in a systematic manner to exploit security mispricings and identify attractive investment opportunities. Further, we believe that a successful investment approach must be multi-faceted and adaptive in nature, acknowledging that risk/reward relationships evolve over time and that markets may reward different characteristics during specific periods of a market cycle. These observations suggest that adding value in a consistent fashion can be best achieved by assessing the value of information at different points in time and applying these insights in an objective, quantitative manner across a broad opportunity set. To realize these insights, Acadian employs a dynamic investment strategy which adapts to the current market environment and utilizes a disciplined, systematic approach to stock selection.
From a stock selection perspective, the Fund benefitted from selections in Australian Materials and French Health Care, respectively led by positions in Fortescue Metals and Sartorius Stedim Biotech. Fortescue Metals’ benefitted from climbing iron ore prices while Sartorius Stedim Biotech’s stock prices rose on upgraded mid-year fiscal 2020 guidance due to expectations for robust demand. Selection and an underweight to U.K. Energy also proved successful. Conversely, selection in Japan proved costly, most notably positions in banks and a lack of exposure to conglomerate SoftBank, which rose over the year in response to share buybacks and sale of Arm to Nvidia.

Harbor Overseas Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the 03/01/2019 through 10/31/2020
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	5 Years	Annualized
			Life of Fund
Harbor Overseas Fund
Retirement Class[1]	0.64%	N/A	2.24%
Institutional Class[1]	0.48	N/A	2.14
Investor Class[1]	0.14	N/A	1.76
Comparative Index
MSCI EAFE (ND)[1]	-6.86%	N/A	-0.25%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.77% (Net) and 1.21% (Gross) (Retirement Class); 0.85% (Net) and 1.29% (Gross) (Institutional Class); 1.10% (Net) and 1.54% (Gross) (Administrative Class); and 1.22% (Net) and 1.66% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
In following a systematic investment process, Acadian continually evaluates the effectiveness of stock selection based on attributes we believe predict future stock prices. Acadian prefers to invest in stocks that are cheaper than their peers because we believe that prices deviate from intrinsic values due to investor irrationality and market frictions. For this period, our views on stock valuations faced headwinds. However, these were more than offset by successful exposure to other fundamental attributes, such as balance sheet quality that favors stocks generating sustainable profits.
OUTLOOK & STRATEGY
The global economic outlook remains uncertain, with outcomes strongly intertwined with the evolution of the pandemic, the measures required to contain it, and the time until an effective vaccine is deployed. COVID-19 continues to reach grim new milestones and new cases continue to rise, led by some emerging market countries and a second wave in Europe. Though progress has been made on the development of a vaccine, there remain many unknowns around accessibility, adoption rate, and degree of protection any vaccine can provide.
We believe that overall risks remain skewed to the downside and extend beyond new waves of contagion. Additional key risks include policy miscalculations, debt sustainability, deteriorating U.S.-China relations, a lasting shift in consumer and business behavior, and the outcome of the U.S. presidential election which hangs in the balance. Effective, substantive, and well-targeted policy responses remain critical to ensuring a full and durable recovery with minimal long-term scarring while premature budgetary tightening, as occurred in the aftermath of the global financial crisis in many countries, could stifle growth, in our view. Unfortunately, adequate policy support comes with a price tag, and stimulus packages have increased budget deficits and debt burdens.
Acadian continuously updates our investment process across model enhancements, risk controls and implementation. We believe our targeted focus, along with our disciplined and granular process, will allow us to add value for our clients.

1	The “Life of Fund” return as shown reflects the period 03/01/2019 through 10/31/2020.
All international and global returns are in U.S. Dollars.
This report contains the current opinions of Acadian Asset Management LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Overseas Fund
Portfolio of Investments—October 31, 2020

REGION BREAKDOWN (% of investments) -Unaudited
(Excludes short-term investments)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.4%
Shares		Value
AEROSPACE & DEFENSE—0.0%
30	ECA (France)	$ 1
AIR FREIGHT & LOGISTICS—0.6%
3,946	Deutsche Post AG (Germany)	175
AUTO COMPONENTS—0.4%
108,000	Chaowei Power Holdings Ltd. (China)	37
1,692	DTR Automotive Corp. (South Korea)	33
1,100	HI-LEX CORP. (Japan)	12
400	Linamar Corp. (Canada)	13
		95
AUTOMOBILES—3.2%
4,656	Bayerische Motoren Werke AG (Germany)	318
5,519	Daimler AG (Germany)	285
14,687	Peugeot SA (France)	264
		867
BANKS—2.2%
4,416	Bank of Georgia Group plc (United Kingdom)*	51
195,200	Bank Pembangunan Daerah Jawa Timur TBK PT (Indonesia)	8
7,842	BNK Financial Group Inc. (South Korea)	38
4,148	BNP Paribas SA (France)	145
38,668	Faisal Islamic Bank of Egypt (Egypt)	39
34,200	Japan Post Bank Co. Ltd. (Japan)*	273
COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
6,010	SpareBank 1 BV (Norway)	$ 22
593	Sparebanken Sor (Norway)*	6
		582
BEVERAGES—0.2%
296	Carlsberg AS (Denmark)	38
16,198	Ginebra San Miguel Inc. (Philippines)	15
		53
BIOTECHNOLOGY—0.2%
364	Galapagos NV (Belgium)*	42
23	Genmab AS (Denmark)*	8
		50
BUILDING PRODUCTS—0.6%
668	FM Mattsson Mora Group AB (Sweden)	11
1,880	Inwido AB (Sweden)	20
1,621	Nederman Holding AB (Sweden)*	22
5,888	Norcros plc (United Kingdom)	13
2,477	Systemair AB (Sweden)*	69
465	Zehnder Group AG (Switzerland)	22
		157
CAPITAL MARKETS—2.5%
273	Altamir (France)	6
308,300	Asia Plus Group Holdings PCL NVDR (Thailand)[1]	16
8,452	Banca Generali SpA (Italy)	241

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—Continued
1,451	Equita Group Spa (Italy)	$ 3
2,082	Fiducian Group Ltd. (Australia)	8
28,000	Maybank Kim ENG Securities Thailand PCL NVDR (Thailand)[1]	6
10,890	St. James's Place plc (United Kingdom)	127
588	Titanium OYJ (Finland)	8
21,766	UBS Group AG (Switzerland)	253
		668
CHEMICALS—0.3%
4,900	5N Plus Inc. (Canada)*	7
405	Alzchem Group AG (Germany)	9
574	KPX Chemical Co. Ltd. (South Korea)	24
886	Noroo Holdings Co. Ltd. (South Korea)	7
2,041	Palram Industries 1990 Ltd. (Israel)	17
3,068	Thrace Plastics Holding And Co. (Greece)	9
727	Tikkurila OYJ (Finland)	12
		85
COMMERCIAL SERVICES & SUPPLIES—0.6%
1,400	DAI Nippon Printing Co. Ltd. (Japan)	26
262	Orell Fuessli Holding AG (Switzerland)	26
300	Secom Co. Ltd. (Japan)	25
404	Securitas AB (Sweden)*	6
6,100	Transcontinental Inc. (Canada)	72
		155
COMMUNICATIONS EQUIPMENT—2.1%
16,839	Ericsson (LM) Telephone SP ADR (Sweden)[1]	189
2,500	EXFO Inc. (Canada)*	6
9,715	Nokia Corp. Sponsored ADR (Finland)*,1	33
66,692	Nokia OYJ (Finland)*	225
10,067	Telefonaktiebolaget LM Ericsson (Sweden)	112
8,412	Telit Communications plc (United Kingdom)*	15
		580
CONSTRUCTION & ENGINEERING—0.2%
58,000	Analogue Holdings Ltd. (Hong Kong)	8
41,300	Boustead Singapore Ltd. (Singapore)	21
305	Burkhalter Holding AG (Switzerland)	20
		49
CONSTRUCTION MATERIALS—0.0%
19,932	Steppe Cement Ltd. (Malaysia)	7
CONSUMER FINANCE—0.6%
14,100	AEON Financial Service Co. Ltd. (Japan)	145
4,289	H&T Group plc (United Kingdom)	12
		157
CONTAINERS & PACKAGING—0.3%
1,530	Groupe Guillin (France)	37
64,100	Hanwell Holdings Ltd. (Singapore)	13
10,611	Mpact Ltd. (South Africa)*	7
11,718	Orora Ltd. (Australia)	21
		78
DISTRIBUTORS—0.6%
11,500	Jardine Cycle & Carriage Ltd. (Singapore)	150
DIVERSIFIED CONSUMER SERVICES—0.0%
7,627	Shine Corporate Ltd. (Australia)	5
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED FINANCIAL SERVICES—0.1%
1,012	ABC Arbitrage (France)	$ 8
16,843	M&G plc (United Kingdom)	32
		40
DIVERSIFIED TELECOMMUNICATION SERVICES—2.4%
254,878	Bredband2 I Skandinavien AB (Sweden)	47
118,589	BT Group plc (United Kingdom)*	156
604	Magyar Telekom Telecommunications plc ADR (Hungary)[1]	3
21,600	Nippon Telegraph & Telephone Corp. (Japan)	455
113	Telefonica SA (Spain)	—
		661
ELECTRIC UTILITIES—0.7%
23,923	OPG Power Ventures plc (United Kingdom)*	3
55,200	Tokyo Electric Power Co. (Japan)*	143
6,200	Transmissora Alianca de Energia Eletrica SA (Brazil)	30
		176
ELECTRICAL EQUIPMENT—0.6%
28,000	Johnson Electric Holdings Ltd. (Hong Kong)	58
116	Legrand SA (France)	9
1,700	Mitsubishi Electric Corp. (Japan)	22
77	Siemens Energy AG (Germany)*	2
205	Somfy SA (France)	28
5,546	Zumtobel Group AG (Austria)	31
		150
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.9%
77,905	Datatec Ltd. (South Africa)*	106
10,065	Eroad Ltd. (New Zealand)*	27
13,314	Hon Hai Precision Industry Co. Ltd. GDR (Taiwan)[1]	70
531	Kapsch Trafficcom AG (Austria)	7
1,200	Tomen Devices Corp (Japan)	41
		251
ENERGY EQUIPMENT & SERVICES—0.0%
149,000	Hilong Holding Ltd. (Hong Kong)	3
ENTERTAINMENT—3.1%
10,000	IGG Inc. (Singapore)	11
982	Nintendo Co. Ltd. (Japan)	531
1,763	TEN Square Games SA (Poland)	282
672	Vivendi SA (France)	19
		843
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.0%
6,426	Yeni Gimat Gayrimenkul Ortakligi AS (Turkey)	10
FOOD & STAPLES RETAILING—2.5%
1,832	Amsterdam Commodities NV (Netherlands)	38
3,800	Empire Co. Ltd. Class A (Canada)	104
336	Hawesko Holding AG (Germany)	16
18,464	Koninklijke Ahold Delhaize NV (Netherlands)	506
		664
FOOD PRODUCTS—0.5%
5,300	BRF SA (Brazil)*	16
18,055	Finsbury Food Group plc (United Kingdom)	13
900	Maeil Holdings Co. Ltd. (South Korea)	6
663	Nestlé SA (Switzerland)	75

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
FOOD PRODUCTS—Continued
119	Neto ME Holdings Ltd. (Israel)*	$ 5
13,265	PGG Wrightson Ltd. (New Zealand)	26
		141
HEALTH CARE EQUIPMENT & SUPPLIES—4.8%
146	BioMerieux (France)	22
22,257	Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	515
12,359	Getinge AB Class B (Sweden)	242
114	GN Store Nord AS (Denmark)	8
429	Ion Beam Applications (Belgium)	6
10,589	Koninklijke Philips NV (Netherlands)	490
22	Sonova Holding AG (Switzerland)*	5
		1,288
HEALTH CARE PROVIDERS & SERVICES—0.4%
6,834	GHP Specialty Care AB (Sweden)*	15
6,266	Humana AB (Sweden)*	37
6,322	Oriola Corp. Class A (Finland)	15
25,000	Oriola OYJ (Finland)	53
		120
HEALTH CARE TECHNOLOGY—0.3%
610	Cegedim SA (France)*	16
1,114	Nexus AG (Germany)	62
		78
HOTELS, RESTAURANTS & LEISURE—0.2%
24,133	Ainsworth Game Technology Ltd. (Australia)*	5
410	Evolution Gaming Group AB ADR (Sweden)[1]	30
558	Groupe Partouche SA (France)*	11
83,100	Jaya Bersama Indo TBK PT (Indonesia)*	2
600	Pollard Banknote Ltd. (Canada)	9
		57
HOUSEHOLD DURABLES—1.3%
477	Amica SA (Poland)	17
2,002	De'Longhi SpA (Italy)*	64
1,300	Funai Electric Co. Ltd. (Japan)*	5
265	HEXAOM (France)*	9
1,661	Husqvarna AB (Sweden)	17
2,516	Hwasung Industrial Co. Ltd. (South Korea)	27
9,600	Lii Hen Industries BHD (Malaysia)	9
501	Sabaf SpA (Italy)	7
9,700	Sekisui House Ltd. (Japan)	161
1,056	Surteco Group SE (Germany)	27
109	V-ZUG Holding AG (Switzerland)*	8
		351
HOUSEHOLD PRODUCTS—1.1%
8,196	Essity AB (Sweden)[2]	237
429	Leifheit AG (Germany)	17
29,635	McBride plc (United Kingdom)*	24
4,127	Suominen OYJ (Finland)	23
		301
INDUSTRIAL CONGLOMERATES—0.2%
7,118	KOC Holding AS (Turkey)	12
104	MBB SE (Germany)	9
2,998	Volati AB (Sweden)*	23
		44
COMMON STOCKS—Continued
Shares		Value
INSURANCE—5.1%
4,920	Ageas (Belgium)	$ 198
12,315	Assicurazioni Generali SpA (Italy)	165
1,629	Aviva plc (United Kingdom)	5
19,881	Avivasa Emeklilik VE Hayat AS (Turkey)	31
4,223	European Reliance General Insurance Co. SA (Greece)	19
2,000	Great Eastern Holdings Ltd. (Singapore)	26
2,200	iA Financial Corp. Inc. (Canada)	77
33,600	Japan Post Holdings Co. Ltd. (Japan)*	231
100,114	Legal & General Group plc (United Kingdom)	240
900	Manulife Financial Corp. (Canada)	12
156	NN Group NV (Netherlands)	5
75	Sun Life Financial Inc. (Canada)	3
21,800	T&D Holdings Inc. (Japan)	218
66,066	Unipolsai Assicurazioni SpA (Italy)	154
		1,384
INTERACTIVE MEDIA & SERVICES—0.2%
436	Baidu Inc. ADR (China)*,1	58
INTERNET & DIRECT MARKETING RETAIL—0.9%
15,600	Hai-O Enterprise Bhd (Malaysia)	8
475	Lastminute.com NV (Netherlands)*	8
7,591	Verkkokauppa.Com Oyj (Finland)	44
6,700	ZOZO Inc. (Japan)	170
		230
IT SERVICES—4.3%
300	Business Engineering Corp. (Japan)	11
819	Comarch SA (Poland)	40
9,500	CSU Cardsystem SA (Brazil)*	22
1,861	Digia OYJ (Finland)	15
6,844	Eckoh plc (United Kingdom)	6
4,400	Fujitsu Ltd. (Japan)	520
2,058	Gofore OYJ (Finland)	32
241,419	Hi Sun Technology China Ltd. (China)*	26
4,709	Infosys Ltd. ADR (India)[1]	67
345	Know It AB (Sweden)*	9
945	Neurones (France)	26
7,900	Otsuka Corp. (Japan)	363
976	Pushpay Holdings Ltd. (New Zealand)*	6
164	Sopra Steria Group SA (France)*	19
		1,162
LEISURE PRODUCTS—0.7%
6,336	Harvia OYJ (Finland)	127
1,500	Sankyo Co. Ltd. (Japan)	38
1,250	Sanlorenzo Spa/Ameglia (Italy)*	22
		187
LIFE SCIENCES TOOLS & SERVICES—3.5%
4,402	Ergomed plc (United Kingdom)*	42
2,238	ICON plc (Ireland)*	404
1,305	Sartorius Stedim Biotech (France)	495
		941
MACHINERY—5.5%
164	Atlas Copco AB Class A (Sweden)	7
2,600	Daihatsu Diesel Manufacturing Co Ltd. (Japan)	10
12,947	Emak SpA (Italy)*	12
15,915	Epiroc AB Class A (Sweden)	238
35,869	Famur SA (Poland)*	12
4,421	Groupe SFPI (France)*	6
5,196	Kone OYJ Class B (Finland)	414

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
1,224	Nilfisk Holding AS (Denmark)*	$ 17
371	Palfinger AG (Austria)	9
464	Schindler Holding AG (Switzerland)	119
16,897	Skellerup Holdings Ltd. (New Zealand)	34
59,900	Sunningdale Tech Ltd. (Singapore)	68
350	Technotrans SE (Germany)*	7
5,571	Valmet OYJ (Finland)	133
20,072	Volvo AB (Sweden)*	390
		1,476
MARINE—0.8%
129	AP Moller - Maersk AS (Denmark)	207
9,771	Wallenius Wilhelmsen ASA (Norway)*	18
		225
MEDIA—2.1%
1,634	4imprint Group plc (United Kingdom)	44
4,842	Bloomsbury Publishing plc (United Kingdom)	16
195	Cogeco Communications Inc. (Canada)	14
300	Cogeco Inc. (Canada)	18
4,472	Corus Entertainment Inc. (Canada)	12
8,800	Dentsu Inc. (Japan)	254
1,900	FAN Communications Inc. (Japan)	8
85	GTN Ltd. (Australia)	—
6,700	Hakuhodo Dy Holdings Inc. (Japan)	85
2,451	HighCo SA (France)*	12
1,767	Italian Exhibition Group SpA (Italy)*	4
1,298	KT Skylife Co. Ltd. (South Korea)	11
10,318	North Media AS (Denmark)*	103
		581
METALS & MINING—7.9%
94,785	Arcelormittal South Africa Ltd. (South Africa)*	2
22,947	Base Resources Ltd. (Australia)*	4
13,750	BHP Group Ltd. (Australia)	330
1,840	BHP Group plc (United Kingdom)	36
1,177	Deterra Royalties Ltd. (Australia)*	3
27,813	Evraz plc (United Kingdom)	130
51,205	Fortescue Metals Group Ltd. (Australia)	626
1,177	Iluka Resources Ltd. (Australia)	4
26,518	Maca Ltd. (Australia)	15
5,239	Newcrest Mining Ltd. (Australia)	109
4,701	Rio Tinto Ltd. (Australia)	306
875	Rio Tinto plc (United Kingdom)	49
4,108	Rio Tinto plc Sponsored ADR (United Kingdom)[1]	233
179,625	South32 Ltd. (Australia)	256
140	Stalprodukt SA (Poland)*	6
12,083	Trans-Siberian Gold PLC (United Kingdom)	15
143,000	Xiwang Special Steel Co. Ltd. (Hong Kong)*	8
		2,132
MULTI-UTILITIES—0.0%
1,697	Hera SpA (Italy)	5
PAPER & FOREST PRODUCTS—0.2%
1,311	Midway Ltd. (Australia)*	1
146,000	Shandong Chenming Paper Holdings Ltd. Class H (China)	58
		59
PERSONAL PRODUCTS—0.0%
18	Paul Hartmann AG (Germany)	7
93	Unilever NV (Netherlands)	5
		12
COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—11.6%
13,563	AFT Pharmaceuticals Ltd. (New Zealand)*	$ 45
589	AstraZeneca plc ADR (United Kingdom)[1]	30
3,379	Bayer AG (Germany)	159
558	GlaxoSmithKline plc (United Kingdom)	9
245	Merck KGaA (Germany)	36
9,449	Novartis AG (Switzerland)	736
9,612	Novo Nordisk AS (Denmark)	613
284	Orion OYJ Class A (Finland)	12
2,777	Roche Holding AG (Switzerland)	892
2,223	Sanofi SA (France)	201
3,527	UCB SA (Belgium)	349
562	Vetoquinol SA (France)	53
		3,135
PROFESSIONAL SERVICES—3.2%
5,491	Adecco Group AG (Switzerland)	269
3,100	Altech Corp. (Japan)	57
1,745	Impellam Group plc (United Kingdom)*	5
218	RELX plc (United Kingdom)	5
2,871	SEMCOM AB (Sweden)	21
6,315	Wolters Kluwer NV (Netherlands)	511
		868
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
10,641	CFE Capital S de RL de CV (Mexico)	13
8,000	China Overseas Grand Oceans Group Ltd. (China)	5
1,476	Elanders AB Class B (Sweden)*	13
116,681	Ever Reach Group Holdings Co. Ltd. (Hong Kong)*	14
120,899	K Wah International Holdings Ltd. (Hong Kong)	57
400	Mainstreet Equity Corp. (Canada)*	19
2,500	Melcor Developments Ltd. (Canada)	11
28,100	MKH BHD (Malaysia)	8
20,963	Modern Land China Co. Ltd. (Hong Kong)	3
9,213	Real Estate Investors PLC (United Kingdom)	4
		147
ROAD & RAIL—0.1%
36,495	FNM SpA (Italy)*	20
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.4%
414	Chipmos Technologies Inc. ADR (Taiwan)[1]	8
522	Dialog Semiconductor plc (Germany)*	20
3,300	ROHM Co. Ltd. (Japan)	254
3,016	STMicroelectronics NV (Netherlands)	92
264	Tower Semiconductor Ltd. (Israel)*	5
		379
SOFTWARE—3.9%
1,239	Atlassian Corp. plc (Australia)*	237
282	Atoss Software AG (Germany)	39
1,624	Check Point Software Technologies Ltd. (Israel)*	184
4,783	F-Secure OYJ (Finland)*	20
105	Infotel SA (France)	4
3,315	IVU Traffic Technologies AG (Germany)	53
205	Linedata Services (France)	6
144	MiX Telematics Ltd. ADR (South Africa)[1]	1
2,048	NICE Ltd. ADR (Israel)*,1	468
32,434	RPMGlobal Holdings Ltd. (Australia)*	25
628	Sage Group plc (United Kingdom)	5
620	USU Software AG (Germany)	16
		1,058

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—2.5%
5,578	Adairs Ltd. (Australia)	$ 15
1,100	BMTC Group Inc. (Canada)	7
49,365	Kingfisher plc (United Kingdom)*	184
7,200	K's Holdings Corp (Japan)	92
1,800	Nitori Holdings Co. Ltd. (Japan)	370
20	Samse SA (France)	3
		671
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.8%
5,130	Doro AB (Sweden)*	24
2,804	Logitech International SA (Switzerland)	236
530	Nedap N.V. (Netherlands)	28
9,300	Samsung Electronics Co. Ltd. (South Korea)	467
		755
TEXTILES, APPAREL & LUXURY GOODS—0.2%
6,810	New Wave Group AB (Sweden)*	31
1,472	Ratti SpA (Italy)	6
600	Rhythm Watch Co. Ltd. (Japan)	3
344	Samyang Tongsang Co. Ltd. (South Korea)	19
13,679	VRG SA (Poland)*	7
		66
TOBACCO—1.6%
5,923	Swedish Match AB (Sweden)	445
TRADING COMPANIES & DISTRIBUTORS—1.9%
1,081	Bunzl plc (United Kingdom)	34
900	Cervus Equipment Corp. (Canada)	5
3,603	Ferguson plc (Jersey)	358
2,400	Parker Corp (Japan)	10
10,203	Rexel SA (France)*	107
1,165	Sanistal AS (Denmark)*	10
		524
TRANSPORTATION INFRASTRUCTURE—0.1%
35,000	Qilu Expressway Co. Ltd. (China)*	7
23,631	Stalexport Autostrady SA (Poland)	16
		23
WIRELESS TELECOMMUNICATION SERVICES—3.7%
19,500	KDDI Corp. (Japan)	528
34,600	Softbank Corp. (Japan)	403
500	Trilogy International Partners Inc. (Canada)*	—
44,137	Vodafone Group plc (United Kingdom)	59
		990
TOTAL COMMON STOCKS
(Cost $25,566)		26,625

PREFERRED STOCKS—1.1%
HOUSEHOLD DURABLES—0.9%
495	Einhell Germany AG (Germany)	45
7,084	LG Electronics Inc. (South Korea)	202
		247
HOUSEHOLD PRODUCTS—0.0%
325,985	McBride plc (United Kingdom)*	— [x]
PREFERRED STOCKS—Continued
Shares		Value
MACHINERY—0.2%
220	Jungheinrich AG (Germany)	$ 8
173	KSB SE & Co KGaA (Germany)	36
		44
TRADING COMPANIES & DISTRIBUTORS—0.0%
97	Brodrene A&O Johansen AS (Denmark)	9
TOTAL PREFERRED STOCKS
(Cost $295)		300

SHORT-TERM INVESTMENTS—0.6%
(Cost $164)
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—0.2%
164,441	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 0.090%)[3]	164
TOTAL INVESTMENTS—100.1%
(Cost $26,025)		27,089
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1%)		(38)
TOTAL NET ASSETS—100.0%		$27,051

Harbor Overseas Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ 1	$ 154	$—	$ 155
Europe	924	14,823	—	15,747
Latin America	81	—	—	81
Middle East/Central Asia	724	22	—	746
North America	389	—	—	389
Pacific Basin	306	9,201	—	9,507
Preferred Stocks
Europe	—	98	—	98
Pacific Basin	—	202	—	202
Short-Term Investments
Investment Company-Securities Lending Investment Fund	164	—	—	164
Total Investments in Securities	$2,589	$24,500	$—	$27,089
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2020. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2019 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2020 (000s)	Unrealized Gain/ Loss as of 10/31/2020 (000s)
Common Stocks	$ 7	$—	$(11)	$—	$ 3	$ 1	$—	$—	$—	$—
Preferred Stocks	—	—	—	—	—	—	—	—	—	—
	$ 7	$—	$(11)	$—	$ 3	$ 1	$—	$—	$—	$—
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2020 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Preferred Stocks
McBride plc (United Kingdom)*	$—	Market Approach	Redemption Price	GBP 0.00

*	Non-income producing security
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
1	Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
2	All or a portion of this security was out on loan as of October 31, 2020.
3	Represents the investment of collateral received from securities lending activities
h	Transferred from Level 2 to Level 3 due to the unavailability of observable market data for pricing
GBP	British Pound
The accompanying notes are an integral part of the Financial Statements.

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Harbor International & Global Funds
StatementS of Assets and Liabilities—October 31, 2020

(All amounts in thousands, except per share amounts)
	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund	Harbor Focused International Fund	Harbor Global Leaders Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Overseas Fund
ASSETS
Investments, at identified cost	$779,675	$47,648	$30,951	$101,659	$4,022,261	$588,755	$30,458	$26,025
Investments, at value (Including securities loaned of $0, $0, $0, $0, $0, $0, $0 and $153)	$782,839	$49,225	$35,837	$129,052	$3,962,798	$787,736	$28,347	$27,089
Cash	7,003	480	2,178	1,687	50,702	69,836	2,093	38
Foreign currency, at value (cost: $1,963, $249, $0, $0, $9,808, $0, $1,425 and $5)	1,965	250	—	—	9,797	—	1,417	5
Receivables for:
Investments sold	4,342	—	—	462	28,183	2,292	103	—
Capital shares sold	289	6	—	142	2,484	246	—	—
Unrealized appreciation on foreign currency spot contracts	2	—	—	—	20	7	—	—
Dividends	1,774	48	44	57	12,399	650	49	66
Interest	—	—	—	1	—	—	—	—
Purchased options, at value (cost: $1,697, $0, $0, $0, $14,945, $0, $0 and $0)	431	—	—	—	3,308	—	—	—
Withholding tax	554	—	15	8	18,099	319	45	40
Prepaid registration fees	26	25	1	1	23	21	1	1
Other assets	100	91	—	16	4,411	115	22	31
Total Assets	799,325	50,125	38,075	131,426	4,092,224	861,222	32,077	27,270
LIABILITIES
Payables for:
Investments purchased	4,304	363	—	—	31,741	62,908	47	—
Unrealized depreciation on foreign currency spot contracts	—	—	—	—	4	20	—	—
Capital shares reacquired	148	—	—	12,538	50,094	244	2	—
Collateral for securities loaned	—	—	—	—	—	—	—	164
Unrealized depreciation on open forward currency contracts	—	—	—	1	—	—	—	—
Accrued expenses:
Tax compliance fee payable (see Note 2)	—	—	—	—	39,400	—	—	—
Management fees	518	37	25	81	2,675	487	24	18
12b-1 fees	3	1	—	5	76	7	—	—
Transfer agent fees	28	3	2	11	303	51	1	1
Trustees' fees and expenses	46	7	1	8	4,181	98	4	1
Other	265	188	40	27	1,672	701	27	35
Total Liabilities	5,312	599	68	12,671	130,146	64,516	105	219
NET ASSETS	$794,013	$49,526	$38,007	$118,755	$3,962,078	$796,706	$31,972	$27,051
Net Assets Consist of:
Paid-in capital	$836,811	$36,973	$32,550	$ 81,784	$4,705,553	$605,403	$35,914	$26,831
Total distributable earnings/(loss)	(42,798)	12,553	5,457	36,971	(743,475)	191,303	(3,942)	220
	$794,013	$49,526	$38,007	$118,755	$3,962,078	$796,706	$31,972	$27,051

The accompanying notes are an integral part of the Financial Statements.

	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund	Harbor Focused International Fund	Harbor Global Leaders Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Overseas Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$533,318	$28,935	$17,928	$17,703	$ 871,743	$163,202	$ 5,525	$13,790
Shares of beneficial interest[1]	52,022	2,656	1,502	522	23,872	8,544	486	1,363
Net asset value per share[2]	$ 10.25	$ 10.89	$ 11.94	$ 33.89	$ 36.52	$ 19.10	$ 11.37	$ 10.12
Institutional Class
Net assets	$247,212	$16,009	$20,040	$78,120	$2,750,824	$600,240	$25,716	$13,226
Shares of beneficial interest[1]	24,114	1,470	1,679	2,311	75,071	31,456	2,261	1,308
Net asset value per share[2]	$ 10.25	$ 10.89	$ 11.93	$ 33.80	$ 36.64	$ 19.08	$ 11.37	$ 10.11
Administrative Class
Net assets	$ 6,446	$ 21	N/A	$ 2,067	$ 15,825	$ 507	$ 333	N/A
Shares of beneficial interest[1]	631	2	N/A	63	430	26	29	N/A
Net asset value per share[2]	$ 10.22	$ 11.15	N/A	$ 33.10	$ 36.78	$ 19.05	$ 11.34	N/A
Investor Class
Net assets	$ 7,037	$ 4,561	$ 39	$20,865	$ 323,686	$ 32,757	$ 398	$ 35
Shares of beneficial interest[1]	692	420	3	640	8,937	1,731	35	4
Net asset value per share[2]	$ 10.17	$ 10.85	$ 11.89	$ 32.59	$ 36.22	$ 18.93	$ 11.34	$ 10.08

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

Harbor International & Global Funds
StatementS of Operations—Year Ended October 31, 2020

(All amounts in thousands)
	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund	Harbor Focused International Fund	Harbor Global Leaders Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Overseas Fund
Investment Income
Dividends	$ 17,491	$ 2,211	$ 437	$ 1,029	$ 171,934	$ 6,720	$ 648	$ 734
Interest	61	11	10	14	28,552	39	6	—
Net securities lending income	58	—	—	—	307	22	—	—
Foreign taxes withheld	(1,670)	(273)	(46)	(36)	(8,965)	(642)	(58)	(73)
Total Investment Income	15,940	1,949	401	1,007	191,828	6,139	596	661
Operating Expenses
Management fees	5,921	929	237	873	35,092	4,726	304	198
12b-1 fees:
Administrative Class	17	—	N/A	6	80	1	1	N/A
Investor Class	20	10	—	52	961	81	1	—
Shareholder communications	19	11	8	15	312	28	8	8
Custodian fees	429	106	21	36	832	165	55	68
Transfer agent fees:
Retirement Class	104	9	3	3	214	30	2	3
Institutional Class	254	51	16	79	3,192	449	25	13
Administrative Class	7	—	N/A	2	32	—	—	N/A
Investor Class	17	8	—	46	845	72	1	—
Tax compliance fee (see Note 2)	—	—	—	—	39,400	—	—	—
Professional fees	83	88	8	22	448	46	40	21
Trustees' fees and expenses	37	5	2	6	217	29	2	1
Registration fees	70	59	38	59	144	75	65	46
Miscellaneous	20	10	—	10	92	17	9	9
Total expenses	6,998	1,286	333	1,209	81,861	5,719	513	367
Management fees waived	(536)	(139)	—	(58)	—	—	—	—
Transfer agent fees waived	(23)	(3)	(1)	(4)	(130)	(20)	(1)	(1)
Other expenses reimbursed	(668)	(173)	(76)	(74)	(5,486)	(341)	(174)	(152)
Custodian fees reduction	—	—	—	—	(2)	—	—	—
Net expenses	5,771	971	256	1,073	76,243	5,358	338	214
Net Investment Income/(Loss)	10,169	978	145	(66)	115,585	781	258	447
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments(net of foreign capital gains tax: $0, $319, $0, $0, $0, $82, $0 and $0)	(28,022)	13,686	484	13,901	(90,527)	5,302	(1,253)	(436)
In-kind redemption	—	—	—	—	9,616	—	—	—
Foreign currency transactions	100	(42)	(23)	4	1,086	(15)	26	(2)
Change in net unrealized appreciation/(depreciation) on:
Investments(net of foreign capital gains tax accrual: $0, $80, $22, $0, $0, $563, $0 and $0)	(19,489)	(8,083)	3,062	7,804	(227,164)	118,508	(2,227)	104
Forward currency contracts	—	—	—	(1)	—	—	—	—
Purchased options	(1,270)	—	—	—	(11,680)	—	—	—
Translations of assets and liabilities in foreign currencies	13	2	1	1	823	(5)	(10)	—
Net gain/(loss) on investment transactions	(48,668)	5,563	3,524	21,709	(317,846)	123,790	(3,464)	(334)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(38,499)	$ 6,541	$3,669	$21,643	$(202,261)	$124,571	$(3,206)	$ 113
The accompanying notes are an integral part of the Financial Statements.

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Harbor International & Global Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Focused International Fund
	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	June 1, 2019[a] through October 31, 2019
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 10,169	$ 17,441	$ 978	$ 1,291	$ 145	$ 61
Net realized gain/(loss) on investments	(27,922)	(12,713)	13,644	398	461	102
Change in net unrealized appreciation/(depreciation) of investments	(20,746)	76,189	(8,081)	11,588	3,063	1,801
Net increase/(decrease) in assets resulting from operations	(38,499)	80,917	6,541	13,277	3,669	1,964
Distributions to Shareholders
Retirement Class	(11,421)	(18,266)	(746)	(149)	(89)	—
Institutional Class	(5,596)	(9,595)	(710)	(585)	(83)	—
Administrative Class	(134)	(227)	—	(1)	N/A	N/A
Investor Class	(171)	(196)	(6)	(3)	—	—
Total distributions to shareholders	(17,322)	(28,284)	(1,462)	(738)	(172)	—
Net Increase/(Decrease) Derived from Capital Share Transactions	76,764	50,721	(55,020)	15,648	6,947	25,599
Net increase/(decrease) in net assets	20,943	103,354	(49,941)	28,187	10,444	27,563
Net Assets
Beginning of period	773,070	669,716	99,467	71,280	27,563	—
End of period	$794,013	$773,070	$ 49,526	$99,467	$38,007	$27,563

a	Inception
The accompanying notes are an integral part of the Financial Statements.

Harbor Global Leaders Fund		Harbor International Fund		Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Overseas Fund
November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	March 1, 2019[a] through October 31, 2019

$ (66)	$ 238	$ 115,585	$ 162,153	$ 781	$ 9,650	$ 258	$ 1,034	$ 447	$ 610
13,905	6,732	(79,825)	(672,620)	5,287	(2,753)	(1,227)	(551)	(438)	(786)
7,804	9,378	(238,021)	1,073,176	118,503	86,012	(2,237)	1,905	104	962
21,643	16,348	(202,261)	562,709	124,571	92,909	(3,206)	2,388	113	786

(750)	(165)	(41,892)	(886,406)	(2,810)	(755)	(453)	(326)	(345)	—
(4,438)	(819)	(117,395)	(2,278,752)	(7,466)	(2,750)	(724)	(1,897)	(333)	—
(108)	(26)	(1,880)	(33,262)	(7)	(2)	(9)	(10)	N/A	N/A
(1,182)	(307)	(13,236)	(286,043)	(524)	(118)	(11)	(21)	(1)	—
(6,478)	(1,317)	(174,403)	(3,484,463)	(10,807)	(3,625)	(1,197)	(2,254)	(679)	—
(2,882)	37,494	(1,356,901)	(3,648,830)	90,510	(23,133)	(9,575)	(13,683)	1,365	25,466
12,283	52,525	(1,733,565)	(6,570,584)	204,274	66,151	(13,978)	(13,549)	799	26,252

106,472	53,947	5,695,643	12,266,227	592,432	526,281	45,950	59,499	26,252	—
$118,755	$106,472	$ 3,962,078	$ 5,695,643	$796,706	$592,432	$ 31,972	$ 45,950	$27,051	$26,252

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Focused International Fund
	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	June 1, 2019[a] through October 31, 2019
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$ 166,286	$ 152,301	$ 4,762	$ 35,106	$2,612	$12,725
Reinvested distributions	11,169	17,966	746	149	89	—
Cost of shares reacquired	(108,051)	(123,556)	(26,083)	(3,054)	(109)	(7)
Net increase/(decrease) in net assets	$ 69,404	$ 46,711	$(20,575)	$ 32,201	$2,592	$12,718
Institutional Class
Net proceeds from sale of shares	$ 58,607	$ 50,697	$ 22,713	$ 16,850	$4,606	$12,849
Reinvested distributions	5,290	9,578	703	580	83	—
Cost of shares reacquired	(55,658)	(59,775)	(62,021)	(33,526)	(337)	—
Cost of shares reacquired through in-kind redemption	—	—	—	—	—	—
Net increase/(decrease) in net assets	$ 8,239	$ 500	$(38,605)	$(16,096)	$4,352	$12,849
Administrative Class
Net proceeds from sale of shares	$ 1,450	$ 1,450	$ 17	$ 30	N/A	N/A
Reinvested distributions	134	227	—	1	N/A	N/A
Cost of shares reacquired	(1,447)	(1,097)	(1)	(301)	N/A	N/A
Net increase/(decrease) in net assets	$ 137	$ 580	$ 16	$ (270)	N/A	N/A
Investor Class
Net proceeds from sale of shares	$ 1,427	$ 3,854	$ 5,465	$ 214	$ 14	$ 32
Reinvested distributions	171	196	6	3	—	—
Cost of shares reacquired	(2,614)	(1,120)	(1,327)	(404)	(11)	—
Net increase/(decrease) in net assets	$ (1,016)	$ 2,930	$ 4,144	$ (187)	$ 3	$ 32

a	Inception
The accompanying notes are an integral part of the Financial Statements.

Harbor Global Leaders Fund		Harbor International Fund		Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Overseas Fund
November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	March 1, 2019[a] through October 31, 2019

$ 5,614	$ 4,290	$ 135,529	$ 257,506	$ 11,059	$ 40,186	$ 4,323	$ 16,458	$ 799	$12,695
750	165	40,800	850,774	2,567	754	453	325	345	—
(2,238)	(855)	(508,810)	(1,812,424)	(19,502)	(9,981)	(16,747)	(5,791)	(143)	(2)
$ 4,126	$ 3,600	$ (332,481)	$ (704,144)	$ (5,876)	$ 30,959	$(11,971)	$ 10,992	$1,001	$12,693

$ 55,015	$ 48,658	$ 549,667	$ 460,391	$ 244,495	$ 83,460	$ 2,135	$ 14,852	$ 229	$12,807
4,295	773	108,612	2,078,310	6,488	2,429	640	1,876	333	—
(65,489)	(20,776)	(1,217,444)	(5,342,349)	(147,966)	(136,828)	(404)	(41,253)	(203)	(64)
—	—	(257,053)	—	—	—	—	—	—	—
$ (6,179)	$ 28,655	$ (816,218)	$(2,803,648)	$ 103,017	$ (50,939)	$ 2,371	$(24,525)	$ 359	$12,743

$ 1,519	$ 1,787	$ 3,497	$ 17,911	$ 170	$ 98	$ —	$ 32	N/A	N/A
108	26	1,870	32,597	6	2	9	10	N/A	N/A
(2,774)	(153)	(59,746)	(42,730)	(128)	(100)	—	—	N/A	N/A
$ (1,147)	$ 1,660	$ (54,379)	$ 7,778	$ 48	$ —	$ 9	$ 42	N/A	N/A

$ 7,868	$ 6,208	$ 20,346	$ 46,031	$ 3,835	$ 4,712	$ 55	$ 21	$ 10	$ 31
1,182	307	13,114	282,826	523	117	11	21	1	—
(8,732)	(2,936)	(187,283)	(477,673)	(11,037)	(7,982)	(50)	(234)	(6)	(1)
$ 318	$ 3,579	$ (153,823)	$ (148,816)	$ (6,679)	$ (3,153)	$ 16	$ (192)	$ 5	$ 30

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Focused International Fund
	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	June 1, 2019[a] through October 31, 2019
SHARES
Retirement Class
Shares sold	17,039	14,562	481	3,460	234	1,271
Shares issued due to reinvestment of distributions	965	1,876	65	16	8	—
Shares reacquired	(10,692)	(12,080)	(2,346)	(289)	(11)	—
Net increase/(decrease) in shares outstanding	7,312	4,358	(1,800)	3,187	231	1,271
Institutional Class
Shares sold	6,153	4,900	2,555	1,646	419	1,284
Shares issued due to reinvestment of distributions	457	998	62	62	7	—
Shares reacquired	(5,585)	(5,715)	(5,680)	(3,262)	(31)	—
Shares reacquired through in-kind redemption	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	1,025	183	(3,063)	(1,554)	395	1,284
Administrative Class
Shares sold	156	140	1	3	N/A	N/A
Shares issued due to reinvestment of distributions	11	24	—	—	N/A	N/A
Shares reacquired	(147)	(105)	—	(28)	N/A	N/A
Net increase/(decrease) in shares outstanding	20	59	1	(25)	N/A	N/A
Investor Class
Shares sold	150	387	494	21	1	3
Shares issued due to reinvestment of distributions	15	21	—	—	—	—
Shares reacquired	(296)	(113)	(121)	(38)	(1)	—
Net increase/(decrease) in shares outstanding	(131)	295	373	(17)	—	3

a	Inception
The accompanying notes are an integral part of the Financial Statements.

Harbor Global Leaders Fund		Harbor International Fund		Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Overseas Fund
November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	March 1, 2019[a] through October 31, 2019

174	151	4,230	6,796	663	2,641	359	1,336	75	1,269
24	7	1,021	25,283	151	58	35	30	33	—
(73)	(29)	(14,706)	(45,116)	(1,146)	(671)	(1,462)	(475)	(14)	—
125	129	(9,455)	(13,037)	(332)	2,028	(1,068)	891	94	1,269

1,894	1,728	15,423	11,073	14,511	5,773	183	1,262	22	1,281
140	32	2,706	61,525	383	188	49	171	31	—
(2,078)	(722)	(33,390)	(122,208)	(9,143)	(9,476)	(34)	(3,439)	(19)	(7)
—	—	(7,166)	—	—	—	—	—	—	—
(44)	1,038	(22,427)	(49,610)	5,751	(3,515)	198	(2,006)	34	1,274

49	61	95	419	10	7	—	3	N/A	N/A
4	1	46	959	—	—	—	1	N/A	N/A
(91)	(5)	(1,519)	(1,120)	(7)	(7)	—	—	N/A	N/A
(38)	57	(1,378)	258	3	—	—	4	N/A	N/A

267	224	573	1,183	238	322	5	2	1	3
40	13	329	8,448	31	9	1	2	—	—
(298)	(108)	(5,167)	(11,963)	(677)	(564)	(5)	(20)	—	—
9	129	(4,265)	(2,332)	(408)	(233)	1	(16)	1	3

Harbor International & Global Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
	Retirement Class
Year Ended October 31,	2020	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 11.17	$ 10.41	$ 11.79	$ 9.77	$ 9.21
Income from Investment Operations
Net investment income/(loss)[a,e]	0.14	0.26	0.21	0.14	0.06
Net realized and unrealized gain/(loss) on investments	(0.81)	0.92	(1.19)	2.01	0.50
Total from investment operations	(0.67)	1.18	(0.98)	2.15	0.56
Less Distributions
Dividends from net investment income	(0.25)	(0.13)	(0.12)	(0.13)	—
Distributions from net realized capital gains	—	(0.29)	(0.28)	—	—
Total distributions	(0.25)	(0.42)	(0.40)	(0.13)	—
Net asset value end of period	10.25	11.17	10.41	11.79	9.77
Net assets end of period (000s)	$533,318	$499,288	$420,056	$92,442	$1,786
Ratios and Supplemental Data (%)
Total return[b]	(6.25)%	11.99%	(8.55)%	22.35%	6.08% [c]
Ratio of total expenses to average net assets^	0.85	0.87	0.90	0.99	1.17 [d]
Ratio of net expenses to average net assets[a]	0.70	0.68	0.74	0.77	0.80 [d]
Ratio of net investment income/(loss) to average net assets[a]	1.32	2.42	1.87	1.27	0.97 [d]
Portfolio turnover	25	22	42	46	68 [c]

	Administrative Class
Year Ended October 31,	2020	2019	2018	2017	2016 [g]
Net asset value beginning of period	$ 11.14	$ 10.39	$ 11.76	$ 9.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.10	0.22	0.22	0.14	0.13
Net realized and unrealized gain/(loss) on investments	(0.80)	0.92	(1.22)	1.97	(0.38)
Total from investment operations	(0.70)	1.14	(1.00)	2.11	(0.25)
Less Distributions
Dividends from net investment income	(0.22)	(0.10)	(0.09)	(0.10)	—
Distributions from net realized capital gains	—	(0.29)	(0.28)	—	—
Total distributions	(0.22)	(0.39)	(0.37)	(0.10)	—
Net asset value end of period	10.22	11.14	10.39	11.76	9.75
Net assets end of period (000s)	$ 6,446	$ 6,800	$ 5,734	$ 310	$ 246
Ratios and Supplemental Data (%)
Total return[b]	(6.54)%	11.58%	(8.76)%	21.91%	(2.49)% [c]
Ratio of total expenses to average net assets^	1.18	1.20	1.23	1.32	1.46 [d]
Ratio of net expenses to average net assets[a]	1.03	1.01	1.06	1.10	1.10 [d]
Ratio of net investment income/(loss) to average net assets[a]	0.99	2.06	1.96	1.29	1.39 [d]
Portfolio turnover	25	22	42	46	68 [c]
See page 78 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2020	2019	2018	2017	2016 [g]
$ 11.17	$ 10.41	$ 11.79	$ 9.77	$ 10.00

0.13	0.25	0.20	0.17	0.20
(0.81)	0.92	(1.18)	1.98	(0.42)
(0.68)	1.17	(0.98)	2.15	(0.22)

(0.24)	(0.12)	(0.12)	(0.13)	(0.01)
—	(0.29)	(0.28)	—	—
(0.24)	(0.41)	(0.40)	(0.13)	(0.01)
10.25	11.17	10.41	11.79	9.77
$247,212	$257,860	$238,470	$225,473	$150,263

(6.33)%	11.90%	(8.62)%	22.29%	(2.25)% [c]
0.93	0.95	0.98	1.07	1.22 [d]
0.78	0.76	0.82	0.85	0.85 [d]
1.25	2.34	1.72	1.59	2.13 [d]
25	22	42	46	68 [c]

Investor Class
2020	2019	2018	2017	2016 [g]
$ 11.08	$ 10.33	$ 11.71	$ 9.74	$ 10.00

0.09	0.21	0.15	0.14	0.12
(0.80)	0.91	(1.17)	1.96	(0.38)
(0.71)	1.12	(1.02)	2.10	(0.26)

(0.20)	(0.08)	(0.08)	(0.13)	—
—	(0.29)	(0.28)	—	—
(0.20)	(0.37)	(0.36)	(0.13)	—
10.17	11.08	10.33	11.71	9.74
$ 7,037	$ 9,122	$ 5,456	$ 5,195	$ 329

(6.58)%	11.43%	(8.93)%	21.82%	(2.60)% [c]
1.30	1.32	1.35	1.44	1.59 [d]
1.15	1.13	1.19	1.22	1.22 [d]
0.86	1.99	1.34	1.31	1.28 [d]
25	22	42	46	68 [c]

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR EMERGING MARKETS EQUITY FUND
	Retirement Class
Year Ended October 31,	2020 [n]	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 11.01	$ 9.57	$ 10.83	$ 8.59	$ 6.90
Income from Investment Operations
Net investment income/(loss)[a,e]	0.07	0.21	0.12	0.13	0.05
Net realized and unrealized gain/(loss) on investments	(0.02)	1.32	(1.27)	2.21	1.64
Total from investment operations	0.05	1.53	(1.15)	2.34	1.69
Less Distributions
Dividends from net investment income	(0.17)	(0.09)	(0.11)	(0.10)	—
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.17)	(0.09)	(0.11)	(0.10)	—
Net asset value end of period	10.89	11.01	9.57	10.83	8.59
Net assets end of period (000s)	$28,935	$49,052	$12,146	$4,232	$1,335
Ratios and Supplemental Data (%)
Total return[b]	0.36%	16.21%	(10.71)%	27.62%	24.49% [c]
Ratio of total expenses to average net assets^	1.25	1.22	1.26	1.35	1.45 [d]
Ratio of net expenses to average net assets[a]	0.93	1.02	1.07	1.08	1.10 [d]
Ratio of net investment income/(loss) to average net assets[a]	0.63	2.05	1.16	1.32	0.95 [d]
Portfolio turnover	122	53	56	59	49 [c]

	Administrative Class
Year Ended October 31,	2020 [n]	2019	2018	2017	2016
Net asset value beginning of period	$ 11.14	$ 9.55	$ 10.80	$ 8.58	$ 7.87
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.01)	0.02	0.08	0.08	0.05
Net realized and unrealized gain/(loss) on investments	0.02	1.62	(1.25)	2.22	0.71
Total from investment operations	0.01	1.64	(1.17)	2.30	0.76
Less Distributions
Dividends from net investment income	—	(0.05)	(0.08)	(0.08)	(0.05)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	—	(0.05)	(0.08)	(0.08)	(0.05)
Net asset value end of period	11.15	11.14	9.55	10.80	8.58
Net assets end of period (000s)	$ 21	$ 5	$ 249	$ 275	$ 217
Ratios and Supplemental Data (%)
Total return[b]	0.09%	17.30%	(10.91)%	27.04%	9.81%
Ratio of total expenses to average net assets^	1.56	1.54	1.59	1.68	1.74
Ratio of net expenses to average net assets[a]	1.25	1.40	1.40	1.40	1.40
Ratio of net investment income/(loss) to average net assets[a]	(0.12)	0.16	0.77	0.85	0.69
Portfolio turnover	122	53	56	59	49
See page 78 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2020 [n]	2019	2018	2017	2016
$ 11.01	$ 9.57	$ 10.83	$ 8.59	$ 7.89

0.08	0.12	0.14	0.11	0.07
(0.04)	1.41	(1.30)	2.22	0.71
0.04	1.53	(1.16)	2.33	0.78

(0.16)	(0.09)	(0.10)	(0.09)	(0.08)
—	—	—	—	—
(0.16)	(0.09)	(0.10)	(0.09)	(0.08)
10.89	11.01	9.57	10.83	8.59
$16,009	$49,891	$58,271	$51,849	$36,390

0.28%	16.13%	(10.77)%	27.54%	9.99%
1.33	1.30	1.34	1.43	1.49
1.01	1.12	1.15	1.15	1.15
0.74	1.13	1.28	1.13	0.93
122	53	56	59	49

Investor Class
2020 [n]	2019	2018	2017	2016
$ 10.96	$ 9.53	$ 10.78	$ 8.56	$ 7.85

0.01	0.09	0.09	0.07	0.05
—	1.39	(1.27)	2.22	0.70
0.01	1.48	(1.18)	2.29	0.75

(0.12)	(0.05)	(0.07)	(0.07)	(0.04)
—	—	—	—	—
(0.12)	(0.05)	(0.07)	(0.07)	(0.04)
10.85	10.96	9.53	10.78	8.56
$ 4,561	$ 519	$ 614	$ 700	$ 482

0.00%	15.56%	(11.03)%	27.00%	9.69%
1.69	1.67	1.71	1.80	1.86
1.37	1.49	1.52	1.52	1.52
0.14	0.87	0.82	0.75	0.69
122	53	56	59	49

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR FOCUSED INTERNATIONAL FUND
	Retirement Class		Institutional Class
Year Ended October 31,	2020	2019 [j]	2020	2019 [j]
Net asset value beginning of period	$ 10.78	$ 10.00	$ 10.78	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.06	0.03	0.05	0.02
Net realized and unrealized gain/(loss) on investments	1.17	0.75	1.16	0.76
Total from investment operations	1.23	0.78	1.21	0.78
Less Distributions
Dividends from net investment income	(0.02)	—	(0.01)	—
Distributions from net realized capital gains	(0.05)	—	(0.05)	—
Total distributions	(0.07)	—	(0.06)	—
Net asset value end of period	11.94	10.78	11.93	10.78
Net assets end of period (000s)	$17,928	$13,696	$20,040	$13,833
Ratios and Supplemental Data (%)
Total return[b]	11.46%	7.80% [c]	11.40%	7.80% [c]
Ratio of total expenses to average net assets^	1.01	2.15 [d]	1.09	2.23 [d]
Ratio of net expenses to average net assets[a]	0.77	0.77 [d]	0.85	0.85 [d]
Ratio of net investment income/(loss) to average net assets[a]	0.50	0.60 [d]	0.41	0.52 [d]
Portfolio turnover	33	23 [c]	33	23 [c]
See page 78 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Investor Class
2020	2019 [j]
$10.76	$10.00

0.01	0.01
1.17	0.75
1.18	0.76

—	—
(0.05)	—
(0.05)	—
11.89	10.76
$ 39	$ 34

11.03%	7.60% [c]
1.46	2.60 [d]
1.22	1.22 [d]
0.08	0.15 [d]
33	23 [c]

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR GLOBAL LEADERS FUND
	Retirement Class
Year Ended October 31,	2020	2019	2018	2017 [k]	2016 [f]
Net asset value beginning of period	$ 30.81	$ 25.52	$25.33	$20.29	$19.79
Income from Investment Operations
Net investment income/(loss)[a,e]	0.02	0.13	0.02	0.08	(0.03)
Net realized and unrealized gain/(loss) on investments	4.89	5.76	2.40	4.96	0.53
Total from investment operations	4.91	5.89	2.42	5.04	0.50
Less Distributions
Dividends from net investment income	(0.09)	—	(0.03)	—	—
Distributions from net realized capital gains	(1.74)	(0.60)	(2.20)	—	—
Total distributions	(1.83)	(0.60)	(2.23)	—	—
Net asset value end of period	33.89	30.81	25.52	25.33	20.29
Net assets end of period (000s)	$17,703	$12,245	$6,846	$4,376	$1,713
Ratios and Supplemental Data (%)
Total return[b]	16.56%	23.72%	10.01%	24.84%	2.53% [c]
Ratio of total expenses to average net assets^	0.90	0.92	0.96	1.13	1.00 [d]
Ratio of net expenses to average net assets[a]	0.78	0.80	0.82	0.83	0.85 [d]
Ratio of net investment income/(loss) to average net assets[a]	0.07	0.46	0.09	0.32	(0.18) [d]
Portfolio turnover	55	47	20	123	76 [c]

	Administrative Class
Year Ended October 31,	2020	2019	2018	2017 [k]	2016
Net asset value beginning of period	$ 30.15	$ 25.06	$24.97	$20.06	$21.65
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.08)	0.06	(0.05)	(0.04)	(0.05)
Net realized and unrealized gain/(loss) on investments	4.77	5.63	2.34	4.95	(0.82)
Total from investment operations	4.69	5.69	2.29	4.91	(0.87)
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(1.74)	(0.60)	(2.20)	—	(0.72)
Total distributions	(1.74)	(0.60)	(2.20)	—	(0.72)
Net asset value end of period	33.10	30.15	25.06	24.97	20.06
Net assets end of period (000s)	$ 2,067	$ 3,050	$1,111	$1,204	$1,253
Ratios and Supplemental Data (%)
Total return[b]	16.13%	23.35%	9.61%	24.48%	(4.17)%
Ratio of total expenses to average net assets^	1.23	1.25	1.29	1.46	1.29
Ratio of net expenses to average net assets[a]	1.11	1.13	1.15	1.15	1.15
Ratio of net investment income/(loss) to average net assets[a]	(0.25)	0.22	(0.21)	(0.13)	(0.23)
Portfolio turnover	55	47	20	123	76
See page 78 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2020	2019	2018	2017 [k]	2016
$ 30.75	$ 25.49	$ 25.31	$ 20.29	$ 21.83

— *	0.11	0.01	0.03	0.01
4.86	5.75	2.38	4.99	(0.83)
4.86	5.86	2.39	5.02	(0.82)

(0.07)	—	(0.01)	—	—
(1.74)	(0.60)	(2.20)	—	(0.72)
(1.81)	(0.60)	(2.21)	—	(0.72)
33.80	30.75	25.49	25.31	20.29
$78,120	$72,429	$33,574	$29,034	$25,471

16.46%	23.63%	9.90%	24.74%	(3.90)%
0.98	1.00	1.04	1.21	1.04
0.86	0.88	0.90	0.90	0.90
0.01	0.37	0.03	0.14	0.04
55	47	20	123	76

Investor Class
2020	2019	2018	2017 [k]	2016
$ 29.74	$ 24.76	$ 24.72	$ 19.89	$ 21.49

(0.11)	(0.01)	(0.09)	(0.06)	(0.07)
4.70	5.59	2.33	4.89	(0.81)
4.59	5.58	2.24	4.83	(0.88)

—	—	—	—	—
(1.74)	(0.60)	(2.20)	—	(0.72)
(1.74)	(0.60)	(2.20)	—	(0.72)
32.59	29.74	24.76	24.72	19.89
$20,865	$18,748	$12,416	$11,364	$10,659

16.01%	23.18%	9.50%	24.28%	(4.25)%
1.35	1.37	1.41	1.58	1.41
1.23	1.25	1.27	1.27	1.27
(0.35)	(0.03)	(0.35)	(0.25)	(0.35)
55	47	20	123	76

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL FUND
	Retirement Class
Year Ended October 31,	2020	2019	2018 [l]	2017	2016 [f]
Net asset value beginning of period	$ 39.00	$ 58.31	$ 69.91	$ 60.32	$ 57.14
Income from Investment Operations
Net investment income/(loss)[a,e]	0.91	0.91	1.21	0.94	0.68
Net realized and unrealized gain/(loss) on investments	(2.10)	1.62	(8.51)	9.85	2.50
Total from investment operations	(1.19)	2.53	(7.30)	10.79	3.18
Less Distributions
Dividends from net investment income	(1.29)	(0.97)	(1.30)	(1.20)	—
Distributions from net realized capital gains	—	(20.87)	(3.00)	—	—
Total distributions	(1.29)	(21.84)	(4.30)	(1.20)	—
Net asset value end of period	36.52	39.00	58.31	69.91	60.32
Net assets end of period (000s)	$871,743	$1,299,776	$2,703,360	$2,657,442	$739,842
Ratios and Supplemental Data (%)
Total return[b]	(3.35)%	10.29%	(11.24)%	18.30%	5.57% [c]
Ratio of total expenses to average net assets^	1.61 [o]	0.80	0.74	0.74	0.74 [d]
Ratio of net expenses to average net assets[a]	1.49 [o]	0.67	0.64	0.73	0.72 [d]
Ratio of net expenses to average net assets excluding tax compliance fee[a]	0.69	0.67	0.64	0.73	0.72 [d]
Ratio of net investment income/(loss) to average net assets[a]	2.52 [o]	2.33	1.80	1.42	1.68 [d]
Portfolio turnover	12	12	64	13	14 [c]

	Administrative Class
Year Ended October 31,	2020	2019	2018 [l]	2017	2016
Net asset value beginning of period	$ 39.26	$ 58.08	$ 69.57	$ 59.99	$ 65.32
Income from Investment Operations
Net investment income/(loss)[a,e]	0.47	0.76	0.88	0.79	0.79
Net realized and unrealized gain/(loss) on investments	(1.81)	1.70	(8.37)	9.77	(3.44)
Total from investment operations	(1.34)	2.46	(7.49)	10.56	(2.65)
Less Distributions
Dividends from net investment income	(1.14)	(0.41)	(1.00)	(0.98)	(0.91)
Distributions from net realized capital gains	—	(20.87)	(3.00)	—	(1.77)
Total distributions	(1.14)	(21.28)	(4.00)	(0.98)	(2.68)
Net asset value end of period	36.78	39.26	58.08	69.57	59.99
Net assets end of period (000s)	$ 15,825	$ 70,981	$ 90,009	$ 398,584	$510,575
Ratios and Supplemental Data (%)
Total return[b]	(3.67)%	9.94%	(11.53)%	17.93%	(3.97)%
Ratio of total expenses to average net assets^	1.65 [o]	1.13	1.07	1.06	1.04
Ratio of net expenses to average net assets[a]	1.53 [o]	1.00	0.97	1.05	1.02
Ratio of net expenses to average net assets excluding tax compliance fee[a]	1.02	1.00	0.97	1.05	1.02
Ratio of net investment income/(loss) to average net assets[a]	1.25 [o]	1.94	1.30	1.22	1.33
Portfolio turnover	12	12	64	13	14
See page 78 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2020	2019	2018 [l]	2017	2016
$ 39.12	$ 58.31	$ 69.90	$ 60.30	$ 65.67

0.92	0.84	1.04	0.97	0.99
(2.15)	1.67	(8.39)	9.79	(3.51)
(1.23)	2.51	(7.35)	10.76	(2.52)

(1.25)	(0.83)	(1.24)	(1.16)	(1.08)
—	(20.87)	(3.00)	—	(1.77)
(1.25)	(21.70)	(4.24)	(1.16)	(2.85)
36.64	39.12	58.31	69.90	60.30
$2,750,824	$3,814,616	$8,577,147	$27,401,853	$33,201,899

(3.43)%	10.18%	(11.31)%	18.24%	(3.74)%
1.76 [o]	0.88	0.82	0.81	0.79
1.64 [o]	0.75	0.72	0.80	0.77
0.77	0.75	0.72	0.80	0.77
2.52 [o]	2.11	1.53	1.51	1.66
12	12	64	13	14

Investor Class
2020	2019	2018 [l]	2017	2016
$ 38.65	$ 57.66	$ 69.14	$ 59.61	$ 64.86

0.75	0.70	0.81	0.72	0.73
(2.12)	1.65	(8.33)	9.71	(3.43)
(1.37)	2.35	(7.52)	10.43	(2.70)

(1.06)	(0.49)	(0.96)	(0.90)	(0.78)
—	(20.87)	(3.00)	—	(1.77)
(1.06)	(21.36)	(3.96)	(0.90)	(2.55)
36.22	38.65	57.66	69.14	59.61
$ 323,686	$ 510,270	$ 895,711	$ 1,798,228	$ 2,188,360

(3.79)%	9.80%	(11.65)%	17.79%	(4.09)%
2.10 [o]	1.25	1.19	1.18	1.16
1.98 [o]	1.12	1.09	1.17	1.14
1.14	1.12	1.09	1.17	1.14
2.06 [o]	1.80	1.21	1.13	1.23
12	12	64	13	14

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL GROWTH FUND
	Retirement Class
Year Ended October 31,	2020	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 16.14	$ 13.70	$ 15.71	$ 12.90	$11.76
Income from Investment Operations
Net investment income/(loss)[a,e]	0.03	0.30	0.17	0.17	0.09
Net realized and unrealized gain/(loss) on investments	3.25	2.25	(1.99)	2.81	1.05
Total from investment operations	3.28	2.55	(1.82)	2.98	1.14
Less Distributions
Dividends from net investment income	(0.32)	(0.11)	(0.19)	(0.17)	—
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.32)	(0.11)	(0.19)	(0.17)	—
Net asset value end of period	19.10	16.14	13.70	15.71	12.90
Net assets end of period (000s)	$163,202	$143,276	$93,815	$24,872	$2,360
Ratios and Supplemental Data (%)
Total return[b]	20.56%	18.81%	(11.74)%	23.52%	9.69% [c]
Ratio of total expenses to average net assets^	0.83	0.83	0.81	0.84	0.86 [d]
Ratio of net expenses to average net assets[a]	0.77	0.77	0.77	0.77	0.80 [d]
Ratio of net investment income/(loss) to average net assets[a]	0.19	2.01	1.07	1.19	1.06 [d]
Portfolio turnover	24	16	17	13	19 [c]

	Administrative Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 16.10	$ 13.66	$ 15.67	$ 12.87	$12.63
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.02)	0.22	0.08	0.09	0.16
Net realized and unrealized gain/(loss) on investments	3.24	2.28	(1.95)	2.84	0.12
Total from investment operations	3.22	2.50	(1.87)	2.93	0.28
Less Distributions
Dividends from net investment income	(0.27)	(0.06)	(0.14)	(0.13)	(0.04)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.27)	(0.06)	(0.14)	(0.13)	(0.04)
Net asset value end of period	19.05	16.10	13.66	15.67	12.87
Net assets end of period (000s)	$ 507	$ 390	$ 330	$ 466	$ 333
Ratios and Supplemental Data (%)
Total return[b]	20.17%	18.45%	(12.03)%	23.08%	2.21%
Ratio of total expenses to average net assets^	1.16	1.16	1.14	1.16	1.15
Ratio of net expenses to average net assets[a]	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income/(loss) to average net assets[a]	(0.15)	1.50	0.51	0.66	1.25
Portfolio turnover	24	16	17	13	19
See page 78 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2020	2019	2018	2017	2016
$ 16.13	$ 13.69	$ 15.69	$ 12.89	$ 12.71

0.02	0.26	0.13	0.13	0.17
3.24	2.28	(1.95)	2.84	0.14
3.26	2.54	(1.82)	2.97	0.31

(0.31)	(0.10)	(0.18)	(0.17)	(0.13)
—	—	—	—	—
(0.31)	(0.10)	(0.18)	(0.17)	(0.13)
19.08	16.13	13.69	15.69	12.89
$600,240	$414,528	$399,911	$362,035	$277,638

20.42%	18.73%	(11.75)%	23.38%	2.46%
0.91	0.91	0.89	0.91	0.90
0.85	0.85	0.85	0.85	0.85
0.11	1.75	0.84	0.92	1.36
24	16	17	13	19

Investor Class
2020	2019	2018	2017	2016
$ 16.00	$ 13.58	$ 15.57	$ 12.79	$ 12.60

(0.04)	0.21	0.11	0.07	0.12
3.22	2.26	(1.98)	2.82	0.15
3.18	2.47	(1.87)	2.89	0.27

(0.25)	(0.05)	(0.12)	(0.11)	(0.08)
—	—	—	—	—
(0.25)	(0.05)	(0.12)	(0.11)	(0.08)
18.93	16.00	13.58	15.57	12.79
$ 32,757	$ 34,238	$ 32,225	$ 14,913	$ 13,466

20.06%	18.29%	(12.12)%	22.89%	2.15%
1.28	1.28	1.26	1.28	1.27
1.22	1.22	1.22	1.22	1.22
(0.27)	1.40	0.69	0.54	0.99
24	16	17	13	19

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL SMALL CAP FUND
	Retirement Class
Year Ended October 31,	2020	2019 [m]	2018	2017	2016 [h]
Net asset value beginning of period	$12.49	$ 12.38	$13.90	$10.77	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.07	0.24	0.17	0.08	0.06
Net realized and unrealized gain/(loss) on investments	(0.82)	0.35	(1.50)	3.18	0.71
Total from investment operations	(0.75)	0.59	(1.33)	3.26	0.77
Less Distributions
Dividends from net investment income	(0.37)	(0.10)	(0.09)	(0.13)	—
Distributions from net realized capital gains	—	(0.38)	(0.10)	—	—
Total distributions	(0.37)	(0.48)	(0.19)	(0.13)	—
Net asset value end of period	11.37	12.49	12.38	13.90	10.77
Net assets end of period (000s)	$5,525	$19,408	$8,213	$7,671	$ 629
Ratios and Supplemental Data (%)
Total return[b]	(6.36)%	5.23%	(9.71)%	30.67%	7.70% [c]
Ratio of total expenses to average net assets^	1.37	1.24	1.07	1.35	2.50 [d]
Ratio of net expenses to average net assets[a]	0.88	0.88	0.87	0.87	0.90 [d]
Ratio of net investment income/(loss) to average net assets[a]	0.64	1.98	1.19	0.60	0.73 [d]
Portfolio turnover	39	178	53	44	35 [c]

	Administrative Class
Year Ended October 31,	2020	2019 [m]	2018	2017	2016 [h]
Net asset value beginning of period	$12.46	$ 12.34	$ 13.87	$10.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.06	0.15	0.11	0.07	0.09
Net realized and unrealized gain/(loss) on investments	(0.85)	0.40	(1.49)	3.15	0.66
Total from investment operations	(0.79)	0.55	(1.38)	3.22	0.75
Less Distributions
Dividends from net investment income	(0.33)	(0.05)	(0.05)	(0.10)	—
Distributions from net realized capital gains	—	(0.38)	(0.10)	—	—
Total distributions	(0.33)	(0.43)	(0.15)	(0.10)	—
Net asset value end of period	11.34	12.46	12.34	13.87	10.75
Net assets end of period (000s)	$ 333	$ 356	$ 309	$ 371	$ 263
Ratios and Supplemental Data (%)
Total return[b]	(6.65)%	4.90%	(10.06)%	30.25%	7.50% [c]
Ratio of total expenses to average net assets^	1.70	1.57	1.40	1.67	2.80 [d]
Ratio of net expenses to average net assets[a]	1.21	1.21	1.20	1.20	1.20 [d]
Ratio of net investment income/(loss) to average net assets[a]	0.49	1.25	0.76	0.59	1.16 [d]
Portfolio turnover	39	178	53	44	35 [c]
See page 78 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2020	2019 [m]	2018	2017	2016 [h]
$ 12.49	$ 12.37	$ 13.90	$ 10.77	$ 10.00

0.09	0.19	0.15	0.10	0.11
(0.86)	0.40	(1.50)	3.15	0.66
(0.77)	0.59	(1.35)	3.25	0.77

(0.35)	(0.09)	(0.08)	(0.12)	—
—	(0.38)	(0.10)	—	—
(0.35)	(0.47)	(0.18)	(0.12)	—
11.37	12.49	12.37	13.90	10.77
$25,716	$25,758	$50,358	$38,818	$17,509

(6.48)%	5.25%	(9.83)%	30.59%	7.70% [c]
1.45	1.32	1.15	1.42	2.55 [d]
0.96	0.96	0.95	0.95	0.95 [d]
0.76	1.60	1.05	0.81	1.40 [d]
39	178	53	44	35 [c]

Investor Class
2020	2019 [m]	2018	2017	2016 [h]
$ 12.45	$ 12.34	$ 13.86	$ 10.74	$ 10.00

0.04	0.13	0.10	0.06	0.10
(0.84)	0.40	(1.48)	3.14	0.64
(0.80)	0.53	(1.38)	3.20	0.74

(0.31)	(0.04)	(0.04)	(0.08)	—
—	(0.38)	(0.10)	—	—
(0.31)	(0.42)	(0.14)	(0.08)	—
11.34	12.45	12.34	13.86	10.74
$ 398	$ 428	$ 619	$ 540	$ 287

(6.76)%	4.70%	(10.08)%	30.10%	7.40% [c]
1.82	1.69	1.52	1.79	2.92 [d]
1.33	1.33	1.32	1.32	1.32 [d]
0.36	1.10	0.73	0.53	1.33 [d]
39	178	53	44	35 [c]

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR OVERSEAS FUND
	Retirement Class		Institutional Class
Year Ended October 31,	2020	2019 [i]	2020	2019 [i]
Net asset value beginning of period	$ 10.31	$ 10.00	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.17	0.24	0.17	0.24
Net realized and unrealized gain/(loss) on investments	(0.09)	0.07	(0.11)	0.07
Total from investment operations	0.08	0.31	0.06	0.31
Less Distributions
Dividends from net investment income	(0.27)	—	(0.26)	—
Distributions from net realized capital gains	—	—	—	—
Total distributions	(0.27)	—	(0.26)	—
Net asset value end of period	10.12	10.31	10.11	10.31
Net assets end of period (000s)	$13,790	$13,090	$13,226	$13,131
Ratios and Supplemental Data (%)
Total return[b]	0.64%	3.10% [c]	0.48%	3.10% [c]
Ratio of total expenses to average net assets^	1.35	1.79 [d]	1.43	1.87 [d]
Ratio of net expenses to average net assets[a]	0.77	0.77 [d]	0.85	0.85 [d]
Ratio of net investment income/(loss) to average net assets[a]	1.73	3.61 [d]	1.65	3.54 [d]
Portfolio turnover	80	73 [c]	80	73 [c]

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on average daily shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period November 2, 2015 (inception) through October 31, 2016
h	For the period February 1, 2016 (inception) through October 31, 2016
i	For the period March 1, 2019 (inception) through October 31, 2019
j	For the period June 1, 2019 (inception) through October 31, 2019
k	Effective March 1, 2017, the Board of Trustees appointed Sands Capital Management, LLC as subadviser to Harbor Global Leaders Fund.
l	Effective August 22, 2018, the Board of Trustees appointed Marathon Asset Management LLP as subadviser to Harbor International Fund.
m	Effective May 23, 2019, the Board of Trustees appointed Cedar Street Asset Management LLC as subadviser to Harbor International Small Cap Fund.
n	Effective September 23, 2020, the Board of Trustees appointed Marathon Asset Management LLP as subadviser to Harbor Emerging Markets Equity Fund.
o	The net investment income ratio includes dividends and interest income and related tax compliance fee and interest expense, from foreign tax reclaims and interest received by the Fund. The total and net expense ratios include the tax compliance fee and related interest expense due to this receipt of foreign tax reclaims and interest income by the Fund. (see the “Taxes” section in the Note 2 of the accompanying Notes to Financial Statements).
The accompanying notes are an integral part of the Financial Statements.

Investor Class
2020	2019 [i]
$10.28	$10.00

0.14	0.21
(0.11)	0.07
0.03	0.28

(0.23)	—
—	—
(0.23)	—
10.08	10.28
$ 35	$ 31

0.14%	2.80% [c]
1.80	2.24 [d]
1.22	1.22 [d]
1.41	3.17 [d]
80	73 [c]

Harbor International & Global Funds
Notes to Financial Statements—October 31, 2020

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2020, the Trust consists of 36 separate portfolios. The portfolios covered by this report are: Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor Focused International Fund, Harbor Global Leaders Fund, Harbor International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, and Harbor Overseas Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), certain expenses may be applied differently to each class of shares in accordance with current regulations of the U.S. Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants, and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the year.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
(except for premiums on certain callable debt securities that are amortized to the earliest call date) using the effective yield method. Distributions from real estate investment trust securities are recorded as dividend income, and may be reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Taxes
Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2017–2019), including all positions expected to be taken upon filing the 2020 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
On August 24, 2020, Harbor International Fund received a payment, including interest, from a member country of the European Union based on foreign tax reclaims relating to amounts withheld on dividends received by the Fund during fiscal years October 31, 2009 through 2014. The foreign tax reclaims and related interest of $72,667,000 and $28,414,000 are included in dividend and interest income, respectively, in the Fund’s Statement of Operations. A portion of the foreign tax reclaims and interest received is due to the Internal Revenue Service (“IRS”), in the form of a tax compliance fee and that amount is based on the percentage of foreign tax credits previously passed through to the Fund’s shareholders in the years dividends were received by the Fund. The estimated amount due to the IRS, including interest is approximately $39,400,000, and is included in tax compliance fee payable and tax compliance fee in the Fund’s Statement of Asset and Liabilities and Statement of Operations,

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
respectively. The Fund is planning to enter into a closing agreement with the IRS and will remit the tax compliance fee and related interest once the closing agreement is finalized.  The actual tax compliance and related interest due to the IRS may differ from the estimates upon the finalization of the closing agreement.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Foreign Currency Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
Foreign currency contracts are marked-to-market daily and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the year, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. During the year, Harbor Global Leaders Fund and Harbor Overseas Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Rights and Warrants
Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants are contracts that generally give the holder the right, but not the obligation, to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights and warrants are typically written by the issuer of the security underlying the right or warrant. Although some rights and warrants may be non-transferable, others may be traded over-the-counter or on an exchange.
A Fund may acquire rights or warrants in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. The value of a right or warrant may not necessarily change with the value of the underlying securities. When a Fund acquires rights or warrants, it runs the risk that it will lose its entire investment in the rights or warrants, unless the Fund exercises the right or warrant, acquires the underlying securities, or enters into a closing transaction before expiration. Rights and warrants cease to have value if they are not exercised prior to their expiration date. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for rights or other warrants that expire are treated as realized losses. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the rights or warrants.
Rights or warrants outstanding at the end of the year, if any, are disclosed at the end of each applicable Fund’s Portfolio of Investments and are included in “Purchased options” in the Statements of Assets and Liabilities. Realized gain/(loss) and unrealized appreciation/(depreciation) recognized during the year are included in “Purchased options” in the Statements of Operations.
During the year, Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor International Fund, Harbor International Small Cap Fund, and Harbor Overseas Fund held rights/warrants as a result of their investments in underlying securities.
Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2020 are as follows:
	Purchases (000s)	Sales (000s)
Harbor Diversified International All Cap Fund	$262,610	$ 191,018
Harbor Emerging Markets Equity Fund	113,307	167,533
Harbor Focused International Fund	16,222	9,899
Harbor Global Leaders Fund	65,489	62,639
Harbor International Fund	550,512	1,543,529*
Harbor International Growth Fund	226,681	148,184
Harbor International Small Cap Fund	13,246	24,513
Harbor Overseas Fund	21,980	20,787

*	Sales for this Fund include $241,400 in connection with in-kind redemptions of the Fund’s capital shares.
In-Kind Redemption Transactions
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, a Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such Fund-level gains and losses on in-kind redemptions are not taxable to shareholders. For the year ended October 31, 2020, Harbor International Fund realized gains of $9,616,000 upon the disposition of portfolio securities in connection with in-kind redemptions of the Fund’s shares. There were no in-kind redemptions from the Funds for the year ended October 31, 2019.

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Collateral may consist of cash and/or securities issued by the U.S. Treasury. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. Cash collateral is recognized as the gross liability for securities loaned in the Statements of Assets and Liabilities.  Non-cash collateral is not disclosed in the Funds' Statements of Assets and Liabilities as it is held by the Lending Agent on behalf of the Funds, and the Funds do not have the ability to rehypothecate those securities.  Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services, according to agreed-upon rates. The Lending Agent and a Fund will share in any shortfall in the rebate due to the borrower, according to agreed-upon rates.
In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, a Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statements of Operations and represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to the Lending Agent.
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities. As the securities loans are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
The following table shows the Funds that engaged in securities lending during the year and summarizes the value of equity securities loaned and related cash at October 31, 2020.
	Value of Securities on Loan (000s)	Cash Collateral (000s)
Harbor Diversified International All Cap Fund	$ —	$ —
Harbor Global Leaders Fund	—	—
Harbor International Fund	—	—
Harbor International Growth Fund	—	—
Harbor Overseas Fund	153	164

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Diversified International All Cap Fund	0.75% [a]	0.68%
Harbor Emerging Markets Equity Fund	0.85 [b]	0.80
Harbor Focused International Fund	0.75	0.75
Harbor Global Leaders Fund	0.75 [c]	0.70
Harbor International Fund	0.75 [d]	0.75
Harbor International Growth Fund	0.75	0.75
Harbor International Small Cap Fund	0.85	0.85
Harbor Overseas Fund	0.75	0.75

a	For the period November 1, 2019 through October 31, 2020, the adviser voluntarily waived a portion of its management fee.
b	For the period November 1, 2019 through September 22, 2020, the management fee rate was 0.95% and the adviser contractually agreed to waive 0.15% of the management fee rate. Effective September 23, 2020, the management fee rate was reduced from 0.95% to 0.85%.
c	The Adviser has contractually agreed to waive 0.05% of its management fee through February 28, 2021.
d	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the year, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor Diversified International All Cap Fund	0.72%	0.80%	1.05%	1.17%	02/28/2021
Harbor Emerging Markets Equity Fund[1]	0.88	0.96	1.21	1.33	02/28/2022
Harbor Focused International Fund	0.77	0.85	1.10	1.22	02/28/2021
Harbor Global Leaders Fund	0.78	0.86	1.11	1.23	02/28/2021
Harbor International Fund	0.69	0.77	1.02	1.14	02/28/2021
Harbor International Growth Fund	0.77	0.85	1.10	1.22	02/28/2021
Harbor International Small Cap Fund	0.88	0.96	1.21	1.33	02/28/2021
Harbor Overseas Fund	0.77	0.85	1.10	1.22	02/28/2021

1	For the period November 1, 2019 through September 22, 2020, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.93%, 1.01%, 1.26%, and 1.38% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (each, a “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to each 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in a Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Amounts payable by a Fund under each 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Each 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under each 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.22% of the average daily net assets of all Investor Class shares
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2020. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
As of October 31, 2020, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor Diversified International All Cap Fund	121,328	—	—	—	121,328	0.2%
Harbor Emerging Markets Equity Fund	51,237	—	—	—	51,237	1.1
Harbor Focused International Fund	1,267,189	1,255,718	—	3,015	2,525,922	79.3
Harbor Global Leaders Fund	35,847	413,152	—	—	448,999	12.7
Harbor International Fund	19,018	—	—	—	19,018	0.0
Harbor International Growth Fund	95,391	—	—	—	95,391	0.2
Harbor International Small Cap Fund	43,136	1,591,970	26,644	26,500	1,688,250	60.0
Harbor Overseas Fund	1,289,627	1,279,249	—	3,064	2,571,940	96.2
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to the use of equalization and redemption in-kind distributions. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2020 are as follows:
	Total Distributable Earnings/(Loss) (000s)	Paid in Capital (000s)
Harbor Diversified International All Cap Fund	$ —	$ —
Harbor Emerging Markets Equity Fund	(1,552)	1,552
Harbor Focused International Fund	(4)	4
Harbor Global Leaders Fund	(4,080)	4,080
Harbor International Fund	(8,496)	8,496
Harbor International Growth Fund	—	—
Harbor International Small Cap Fund	—	—
Harbor Overseas Fund	—	—
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2020			As of October 31, 2019
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Diversified International All Cap Fund	$ 17,322	$ —	$ 17,322	$ 10,152	$ 18,132	$ 28,284
Harbor Emerging Markets Equity Fund	1,462	—	1,462	738	—	738
Harbor Focused International Fund	172	—	172	—	—	—
Harbor Global Leaders Fund	221	6,257	6,478	—	1,317	1,317
Harbor International Fund	174,403	—	174,403	133,695	3,350,768	3,484,463
Harbor International Growth Fund	10,807	—	10,807	3,625	—	3,625
Harbor International Small Cap Fund	1,197	—	1,197	435	1,819	2,254
Harbor Overseas Fund	679	—	679	—	—	—

Harbor International & Global Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
As of October 31, 2020, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor Diversified International All Cap Fund	$ 8,587	$ —	$ (33,145)
Harbor Emerging Markets Equity Fund	4,974	6,249	1,342
Harbor Focused International Fund	307	307	4,847
Harbor Global Leaders Fund	1,503	8,700	26,776
Harbor International Fund	47,871	—	(166,082)
Harbor International Growth Fund	5,482	—	188,740
Harbor International Small Cap Fund	408	—	(2,353)
Harbor Overseas Fund	411	—	1,042
At October 31, 2020, the Funds in the following table had capital loss carryforwards for federal tax purposes which will reduce the Funds' taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryforward
	Short-Term (000s)	Long-Term (000s)	Total (000s)
Harbor Diversified International All Cap Fund	$ 2,047	$15,992	$ 18,039
Harbor International Fund	596,644	86,302	682,946
Harbor International Growth Fund	2,785	—	2,785
Harbor International Small Cap Fund	370	1,619	1,989
Harbor Overseas Fund	1,223	—	1,223
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at October 31, 2020 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Diversified International All Cap Fund*	$ 818,425	$ 78,273	$(111,418)	$ (33,145)
Harbor Emerging Markets Equity Fund	48,054	3,404	(2,062)	1,342
Harbor Focused International Fund	30,968	6,077	(1,230)	4,847
Harbor Global Leaders Fund	102,277	28,668	(1,892)	26,776
Harbor International Fund*	4,143,054	627,947	(794,029)	(166,082)
Harbor International Growth Fund*	598,431	223,553	(34,813)	188,740
Harbor International Small Cap Fund*	32,120	2,328	(4,681)	(2,353)
Harbor Overseas Fund*	26,054	3,380	(2,338)	1,042

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2020, if any, as disclosed in the Portfolio of Investments, and the related amounts of net realized and changes in net unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
At October 31, 2020, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Purchased options (rights/warrants)	$431
HARBOR GLOBAL LEADERS FUND
Statement of Assets and Liabilities Caption	Foreign Exchange Contracts (000s)
Unrealized depreciation on open forward currency contracts	$(1)
HARBOR INTERNATIONAL FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Purchased options (rights/warrants)	$3,308
Net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2020, were:
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Change in net unrealized appreciation/(depreciation) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$(1,270)
HARBOR GLOBAL LEADERS FUND
Change in net unrealized appreciation/(depreciation) on derivatives	Foreign Exchange Contracts (000s)
Forward currency contracts	$(1)

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
HARBOR INTERNATIONAL FUND
Change in net unrealized appreciation/(depreciation) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$(11,680)

Note 7—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor International & Global Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor Focused International Fund, Harbor Global Leaders Fund, Harbor International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund and Harbor Overseas Fund (collectively referred to as the “Funds”), (eight of the funds constituting Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting Harbor Funds), at October 31, 2020, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund comprising the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Diversified International All Cap Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the four years in the period ended October 31, 2020 and the period from November 2, 2015 (inception) through October 31, 2016
Harbor Emerging Markets Equity Fund Harbor Global Leaders Fund Harbor International Fund Harbor International Growth Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the five years in the period ended October 31, 2020
Harbor Focused International Fund	For the year ended October 31, 2020	For the year ended October 31, 2020 and the period from June 1, 2019 (inception) through October 31, 2019	For the year ended October 31, 2020 and the period from June 1, 2019 (inception) through October 31, 2019
Harbor International Small Cap Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the four years in the period ended October 31, 2020 and the period from February 1, 2016 (inception) through October 31, 2016
Harbor Overseas Fund	For the year ended October 31, 2020	For the year ended October 31, 2020 and the period from March 1, 2019 (inception) through October 31, 2019	For the year ended October 31, 2020 and the period from March 1, 2019 (inception) through October 31, 2019
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Harbor Funds investment companies since 2000.
Chicago, Illinois
December 21, 2020

Harbor International & Global Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020
Harbor Diversified International All Cap Fund
Retirement Class	0.70%
Actual		$3.75	$1,000	$1,130.10
Hypothetical (5% return)		3.56	1,000	1,021.53
Institutional Class	0.77%
Actual		$4.17	$1,000	$1,128.85
Hypothetical (5% return)		3.96	1,000	1,021.12
Administrative Class	1.03%
Actual		$5.51	$1,000	$1,128.04
Hypothetical (5% return)		5.23	1,000	1,019.83
Investor Class	1.15%
Actual		$6.15	$1,000	$1,127.49
Hypothetical (5% return)		5.84	1,000	1,019.21

Harbor International & Global Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020
Harbor Emerging Markets Equity Fund
Retirement Class	0.93%
Actual		$5.13	$1,000	$1,192.77
Hypothetical (5% return)		4.72	1,000	1,020.34
Institutional Class	1.01%
Actual		$5.57	$1,000	$1,192.77
Hypothetical (5% return)		5.13	1,000	1,019.93
Administrative Class	1.25%
Actual		$6.88	$1,000	$1,191.24
Hypothetical (5% return)		6.34	1,000	1,018.69
Investor Class	1.37%
Actual		$7.54	$1,000	$1,189.69
Hypothetical (5% return)		6.95	1,000	1,018.08
Harbor Focused International Fund
Retirement Class	0.77%
Actual		$4.21	$1,000	$1,172.14
Hypothetical (5% return)		3.92	1,000	1,017.30
Institutional Class	0.85%
Actual		$4.65	$1,000	$1,171.71
Hypothetical (5% return)		4.33	1,000	1,016.48
Investor Class	1.22%
Actual		$6.66	$1,000	$1,167.08
Hypothetical (5% return)		6.21	1,000	1,012.69
Harbor Global Leaders Fund
Retirement Class	0.78%
Actual		$4.30	$1,000	$1,194.15
Hypothetical (5% return)		3.96	1,000	1,021.12
Institutional Class	0.86%
Actual		$4.74	$1,000	$1,193.86
Hypothetical (5% return)		4.37	1,000	1,020.70
Administrative Class	1.11%
Actual		$6.12	$1,000	$1,191.93
Hypothetical (5% return)		5.63	1,000	1,019.42
Investor Class	1.23%
Actual		$6.77	$1,000	$1,191.59
Hypothetical (5% return)		6.24	1,000	1,018.80
Harbor International Fund
Retirement Class	0.69%
Actual		$3.71	$1,000	$1,140.18
Hypothetical (5% return)		3.51	1,000	1,021.58
Institutional Class	0.77%
Actual		$4.14	$1,000	$1,139.66
Hypothetical (5% return)		3.91	1,000	1,021.17
Administrative Class	1.02%
Actual		$5.48	$1,000	$1,138.35
Hypothetical (5% return)		5.18	1,000	1,019.88
Investor Class	1.14%
Actual		$6.12	$1,000	$1,137.56
Hypothetical (5% return)		5.79	1,000	1,019.26

Harbor International & Global Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020
Harbor International Growth Fund
Retirement Class	0.77%
Actual		$4.43	$1,000	$1,289.67
Hypothetical (5% return)		3.91	1,000	1,021.17
Institutional Class	0.85%
Actual		$4.89	$1,000	$1,289.19
Hypothetical (5% return)		4.32	1,000	1,020.76
Administrative Class	1.10%
Actual		$6.33	$1,000	$1,288.03
Hypothetical (5% return)		5.58	1,000	1,019.47
Investor Class	1.22%
Actual		$7.01	$1,000	$1,268.88
Hypothetical (5% return)		6.19	1,000	1,018.85
Harbor International Small Cap Fund
Retirement Class	0.88%
Actual		$4.69	$1,000	$1,122.41
Hypothetical (5% return)		4.47	1,000	1,020.60
Institutional Class	0.96%
Actual		$5.13	$1,000	$1,122.41
Hypothetical (5% return)		4.87	1,000	1,020.19
Administrative Class	1.21%
Actual		$6.45	$1,000	$1,121.66
Hypothetical (5% return)		6.14	1,000	1,018.90
Investor Class	1.33%
Actual		$7.09	$1,000	$1,120.55
Hypothetical (5% return)		6.75	1,000	1,018.28
Harbor Overseas Fund
Retirement Class	0.77%
Actual		$4.08	$1,000	$1,106.01
Hypothetical (5% return)		3.92	1,000	1,021.23
Institutional Class	0.85%
Actual		$4.49	$1,000	$1,104.92
Hypothetical (5% return)		4.33	1,000	1,020.81
Investor Class	1.22%
Actual		$6.45	$1,000	$1,102.84
Hypothetical (5% return)		6.21	1,000	1,018.90

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Harbor International & Global Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year ended October 31, 2020 as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor Global Leaders Fund	32%
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the fiscal year ended October 31, 2020:
Amount (000s)
Harbor Emerging Markets Equity Fund	$ 864
Harbor Focused International Fund	2
Harbor Global Leaders Fund	9,736
For the fiscal year ended October 31, 2020, each Fund designates up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If a Fund pays a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV.
The Funds designate the following foreign taxes paid and foreign source income for Federal income tax purposes:
	Foreign Taxes Paid (000s)	Foreign Source Earned Income (000s)
Harbor Diversified International All Cap Fund	$1,467	$16,446
Harbor Emerging Markets Equity Fund	593	4,337
Harbor Focused International Fund	41	436
Harbor International Fund	8,302	99,210
Harbor International Growth Fund	624	6,808
Harbor International Small Cap Fund	62	648
Harbor Overseas Fund	74	734
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2020 will receive a Form 1099-DIV in January 2021 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

Harbor International & Global Funds
Additional Information—Continued

Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF harbor emerging markets equity fund
The Investment Company Act of 1940, as amended, requires that the subadvisory agreement be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At a meeting of the Board held on August 9-11, 2020, the Board, including the Independent Trustees voting separately, unanimously determined, in the exercise of their business judgment, that it was in the best interests of Harbor Emerging Markets Equity Fund (the “Fund”) and its shareholders that Oaktree Capital Management, L.P. (“Oaktree”) be replaced by Marathon Asset Management LLP (“Marathon-London”) as subadviser to the Fund and that the terms of the new subadvisory agreement among Harbor Funds, on behalf of the Fund, Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) and Marathon-London were fair and reasonable. Accordingly, the Trustees approved the new subadvisory agreement for an initial two-year term. In connection with their approval of the new subadvisory agreement, the Trustees also approved an amended and restated Investment Advisory Agreement for the Fund with Harbor Capital to reduce the contractual management fee rate payable by the Fund. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or Marathon-London present and were represented throughout the process by legal counsel to the Independent Trustees and the Fund.
The Trustees considered that over several recent months, Harbor Capital had discussed with the Board its assessment with respect to Oaktree continuing to serve as subadviser to the Fund following the January 2020 announcement that one of the portfolio managers would retire in June 2020. This assessment was based on ongoing monitoring and research Harbor Capital had performed to evaluate Oaktree as investment subadviser to the Fund since the Fund’s inception and its assessment of Oaktree continuing to do so following the changes to its investment team. Harbor Capital noted the Fund’s inconsistent portfolio returns since the Fund’s inception as well as the substantially untested partnership between the Fund’s new portfolio managers.
The Trustees considered that, in recommending Marathon-London, Harbor Capital had conducted extensive research on asset managers across the emerging markets equities universe and also relied on knowledge built from its ongoing monitoring of managers comparable to its subadvisers. That research led to the identification of Marathon-London as a firm in which Harbor Capital has a high degree of investment conviction. Harbor Capital believes that Marathon-London will provide the investment approach needed to help the Fund become both sustainable and vibrant over the long term. At a meeting held on February 16-17, 2020 and at this meeting, the Trustees received presentations by Marathon-London containing information about the firm and its experience, investment philosophy and process, operational and trading capabilities, and, at this meeting, Marathon-London’s proposed approach to managing the Fund’s assets, among other things.
The Trustees reviewed materials furnished by Harbor Capital and Marathon-London, including information provided by Harbor Capital regarding its assessment of the potential impact over the long term of the recent changes to Oaktree’s portfolio management team and information regarding Marathon-London, its investment philosophy and strategies, past performance, financial condition, operational capabilities and personnel. The Trustees also took into account their knowledge of Marathon-London resulting from its role as subadviser to Harbor Diversified International All Cap Fund and Harbor International Fund, and they considered Harbor Capital’s rationale for its recommendation to appoint Marathon-London to succeed Oaktree as the Fund’s subadviser.
The Trustees considered that, in recommending Marathon-London, Harbor Capital had conducted an extensive search for an emerging markets investment adviser and believed Marathon-London had the potential to add value for the Fund’s shareholders.
Specific Factors
In considering the approval of the new subadvisory agreement, the Board, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the new subadvisory agreement were the following:

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The nature, extent, and quality of the services proposed to be provided by Marathon-London, including the background, education, expertise and experience of the investment professionals of Marathon-London who would provide investment management services to the Fund;
The favorable history, reputation, qualifications and background of Marathon-London, as well as the reputations, qualifications and background of Marathon-London’s personnel;
The proposed fee to be charged by Marathon-London to Harbor Capital for subadvisory services, including the impact of any differences between the current and proposed subadvisory fees on the portion of the advisory fee to be retained by Harbor Capital, after payment of Marathon-London’s fee, for the subadviser oversight, administration and manager-of-managers services Harbor Capital provides;
That Harbor Capital had agreed to (i) reduce its contractual management fee rate and (ii) lower the Fund’s expense caps through February 28, 2022, resulting in a reduction in the Fund’s net expense ratios;
The investment performance of Marathon-London in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index and the performance of the Fund under Oaktree;
The expected impact of the implementation of the subadvisory agreement and the new investment advisory agreement on the profitability of Harbor Capital with respect to the Fund; and
Any “fall out” benefits that might inure to Harbor Capital, Marathon-London and their affiliates as a result of the implementation of the new subadvisory agreement.
The Trustees considered the nature, extent and quality of the services proposed to be provided by Marathon-London in relation to the services provided by Oaktree since the inception of the Fund on November 1, 2013. In their deliberations, the Trustees were mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders entrusted Harbor Capital with the responsibility, subject to the approval of the Trustees, for selecting the Fund’s subadviser, overseeing and monitoring that subadviser’s performance and replacing the subadviser if necessary. The Trustees also considered as relevant to their determination the depth, knowledge and experience level of the investment team, the quality of the investment process and the culture of Marathon-London.
The Board discussed the presentations by Marathon-London and the merits of appointing Marathon-London as subadviser to the Fund. The Board reviewed the historical performance record of Marathon-London’s emerging markets equity strategy since its inception in 2013, noting that it had outperformed its benchmark index, the MSCI Emerging Markets (ND) Index, on an annualized basis for certain periods, and that on a calendar year basis since inception, the strategy had outperformed its benchmark index in some years and underperformed its benchmark index in others. The Trustees noted Harbor Capital’s belief that one of the competitive advantages of Marathon-London is its capital cycle approach to investing and its portfolio management structure, and that the Fund could benefit over the long term from Marathon-London’s broadly diversified exposure to emerging markets companies across the market capitalization spectrum.
The Board considered the potential tax and financial impacts of liquidating portfolio holdings and realizing gains and incurring brokerage costs in transitioning the portfolio, and potential options for mitigating the tax consequences to Fund shareholders. The Trustees evaluated the tax ramifications of a subadviser change with respect to the estimated level of net realized and unrealized gains in the portfolio following the portfolio transition based on certain assumptions with respect to the market value of the portfolio securities and expected redemptions in the portfolio. The Board considered the portion of portfolio holdings that will likely be replaced as a result of the proposed engagement of Marathon-London and noted that portfolio transition would be handled by Marathon-London.
The Trustees also discussed other potential replacement subadvisers and other potential options.
Subadvisory Fee
In considering the proposed subadvisory fee payable to Marathon-London pursuant to the new subadvisory agreement, the Trustees compared the proposed fee to the fee payable to Oaktree under the prior subadvisory agreement. The Trustees noted that, based on the Fund’s assets at the time of their review, the effective annual fee rate for the Fund under the prior subadvisory agreement with Oaktree was higher than the effective annual fee rate to be paid by the Adviser under the new subadvisory agreement with Marathon-London. The Trustees also considered that the reduction in subadvisory fee will enable Harbor Capital to, effective September 23, 2020, (i) reduce the Fund’s contractual management fee rate and (ii) lower the Fund’s expense caps through February 28, 2022, which will collectively result in a reduction in the Fund’s net expense ratios.

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
The Trustees noted that, although they were being asked to approve the amended and restated Investment Advisory Agreement for the Fund to implement the advisory fee reduction, the Trustees would nonetheless have the opportunity to perform a full review of such agreement in connection with their annual review of investment advisory and subadvisory agreements, at which time the Trustees would consider the nature, extent and quality of services provided; investment performance; advisory fees and expense ratios; profitability; any “fall out” benefits; and economies of scale.
As a result of these deliberations, the Trustees agreed that the prior subadvisory agreement should be terminated and voted to approve the new subadvisory agreement with Marathon-London and the amended and restated Investment Advisory Agreement for the Fund.
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE amended subadvisory agreements of harbor international fund and harbor diversified international all cap fund
At a meeting of the Board held on August 9-11, 2020, the Board, including the Independent Trustees voting separately, approved amended and restated Subadvisory Agreements with Marathon-London (the “Amended Agreements”) for Harbor International Fund and Harbor Diversified International All Cap Fund to make certain changes to the terms. The Trustees noted that they were being asked to approve the Amended Agreements in connection with the appointment of Marathon-London to serve as replacement subadviser to Harbor Emerging Markets Equity Fund and that the changes would, among other things, clarify the assets to be aggregated for purposes of determining the fee rates payable thereunder. The Trustees noted that, although they were being asked to approve the Amended Agreements, the Trustees would nonetheless have the opportunity to perform a full review of such agreements in connection with their annual review of investment advisory and subadvisory agreements, at which time the Trustees would consider the nature, extent and quality of services provided; investment performance; advisory fees and expense ratios; profitability; any “fall out” benefits; and economies of scale.

Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers
As of December 2020
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (57) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	36	None
Donna J. Dean (69) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	36	None
Joseph L. Dowling III (56) Trustee	Since 2017	Chair & Special Advisor to the University’s President (2020-Present), Chief Executive Officer (2018-2020), Interim Chief Financial Officer (2019-2020), and Chief Investment Officer (2013-2018), Brown University Investment Office; Chief Executive Officer, Jaws Acquisition Corp. (blank check company, 2020-Present); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	36	Director of Integrated Electrical Services (2012-Present);Director of Third Point RE (2019- Present).
Randall A. Hack (73) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	36	None
Robert Kasdin (62) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Director and Executive Committee Member, The Y in Central Maryland (2018-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	36	Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (68) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	36	None
Douglas J. Skinner (58) Trustee	Since 2020	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-Present), Interim Dean (2016-2017), University of Chicago Booth School of Business.	36	None
Ann M. Spruill (66) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	36	None
INTERESTED TRUSTEE
Charles F. McCain (51)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director and Chairperson (2019-Present), Harbor Trust Company, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.; and Chief Compliance Officer, Harbor Funds (2004-2017).	36	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (45) Chief Compliance Officer	Since 2017	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director and Secretary (2019-Present), Harbor Trust Company, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.; and AML Compliance Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds.
Anmarie S. Kolinski (49) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Director and Treasurer (2019-Present), Harbor Trust Company, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Kristof M. Gleich (41) Vice President	Since 2019	President (2018-Present) and Chief Investment Officer (2020), Harbor Capital Advisors, Inc.; Director, Vice Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust Company, Inc.; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan Chase & Co.

Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Gregg M. Boland (57) Vice President	Since 2019	Executive Vice President (2020-Present), Vice President (2019-2020), Harbor Capital Advisors, Inc.; President (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations (2007-2015), Harbor Services Group, Inc.; and Senior Vice President, AML Compliance Officer, and OFAC Officer (2019-Present), Harbor Funds Distributors, Inc.
Diana R. Podgorny (41) Secretary	Since 2018	Senior Vice President and Assistant General Counsel (2020-Present), Vice President and Assistant General Counsel (2017-2020), Harbor Capital Advisors, Inc.; Director and Vice President (2020 – Present), Harbor Trust Company, Inc.; Vice President and Counsel, AMG Funds LLC (2016-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-2017); Assistant Secretary, AMG Funds IV (2010-2017); and Vice President and Counsel, Aston Asset Management, LLC (2010-2016).
Jodie L. Crotteau (48) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and AML/OFAC Officer (2019-Present), Harbor Trust Company, Inc.; Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
Lana M. Lewandowski (41) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (56) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present), Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; Vice President (2020 – Present), Harbor Trust Company, Inc.; and Assurance Executive Director, Ernst & Young LLP (1999-2015).
John M. Paral (52) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement (“Privacy Statement”) is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. (collectively, “Harbor” “we” or “us”). The measures described in this Privacy Statement reflect the commitments we make to protect the privacy of your personal information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
In the course of providing products and services, we collect personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties, including when you contact Shareholder Services or establish an account with us. This Privacy Statement applies to personal information we collect from those sources unless we inform you otherwise.
The personal information collected may include name, address, email address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, bank account information, location data (depending on your app settings and device permissions), and other information voluntarily provided by you.
We may also collect certain information automatically when you visit us through our website or a mobile application. For example, we may collect technical and navigational information, such as computer browser type, device type, device ID, Internet protocol address, pages visited average time spent on our website and searches performed on our website. We may use this information to alert you to software compatibility issues; to provide you with or improve or websites, applications, products or services; or to provide you with content that may be of interest to you. We use your IP address to help diagnose problems with our server and to administer our website. Your IP address is also used to gather broad demographic information. This information will be used for internal purposes only. We also collect information in the form of log files that record website and app activity and gather statistics about your browsing habits. These entries are generated automatically, and help us to troubleshoot errors, improve performance and maintain the security of our sites and apps. We use “cookies” and similar files that may be placed on your computer or device for security purposes, to facilitate site navigation and to personalize the appearance of our site. We provide more information regarding cookies and other tracking technologies below.
In addition, we may receive personal information about you that you authorize third parties to provide to us. We also may obtain personal information from third-party service providers to verify your identity, to prevent fraud, or to help us identify products and services that may be of interest to you.
The personal information we collect about you may be transferred to or stored by us or our service providers in the United States or elsewhere, as permitted by law.
If you do not wish to provide personal information to us, we may be unable to provide certain products or services to you.

Information Sharing
We disclose personal information with affiliated and non-affiliated parties: (1) as permitted or required by law or regulation; (2) if we believe that is necessary to: comply with applicable laws, regulations, or industry requirements; respond to requests from a legal, regulatory, or governmental authority; enforce legal terms; detect and resolve any fraud or security concerns, and protect the rights, property, and safety of us, our users, or others; (3) in the event of a merger, acquisition or sale of all or substantially all of our assets; or (4) as otherwise described in this Privacy Statement.
Personal information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services (including, without limitation, completing transactions), such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as with other financial institutions. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than those purposes described in this Privacy Statement or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Harbor’s Privacy Statement—Continued

Security
We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, two-factor authentication, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com.

Linking to
Third Parties
When you visit our website and leave to go to another linked site, we are not responsible for the content or availability of the linked site. Please be advised that if you enter into a transaction on the third-party site, we do not represent either the third party or you. Further, the privacy and security policies of the linked site may differ from those practiced by us.

Cookies and Other Technologies
A cookie is a small text file that is stored on your computer, tablet, or device when you visit a website or a mobile application. Cookies usually store small bits of information about you and what you do on that site or application, which are then used to improve your browsing experience. Some cookies are only used during a single visit, while others are saved on your device until your next visit. Harbor Funds and our third-party providers use both types of cookies to make your visits more productive.
If you are concerned about cookies, they can be blocked from your device, or you can set your browser to notify you when they are being used. Use the Help feature of your browser to learn how.
Our website, mobile application, and emails may use a web beacon. A web beacon helps to measure usage and activity and reports that activity back to the system providers. In some cases, a web beacon triggers the placement of a cookie on your device.
We and our service providers use web beacons and cookies to determine things like if and when you open our emails, what type of device, operating system, email program, or web browser you are using, your IP address, and what links you click within our site or email. These things enable us to gauge the effectiveness, relevance, and value of our content and communications.
We use Google Analytics (which uses a web beacon) to collect information about use of our website and mobile application. For more information on opting out of being tracked by Google Analytics, visit https://tools.google.com/dlpage/gaoptout.

Do Not Track
Our third-party vendors may collect information about users across our website. We do not currently have the capability to respond to a web browser that does not track signals or other mechanisms that provide you with the ability to exercise choice regarding the collection of this information.

Changes to this
Privacy Statement
We reserve the right to change or revise this Privacy Statement at any time to reflect changes in the law or our data collection and use practices. New updates to the Privacy Statement will be posted to our website and are include in Harbor Funds’ annual reports to shareholders. Privacy Statement changes will apply to the information collected from the date we post our revised Privacy Statement, as well as to existing information we hold.

Contact Us
If you have any questions or concerns about how we maintain the privacy of your personal information or if you would like to update your personal information on file, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time. You may also write to us at the following postal address:
Harbor Funds
c/o Harbor Services Group, Inc.
PO Box 804660
Chicago, IL 60680-4108
We recommend that you read and retain this notice for your personal files.
Last Updated: December 2020

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111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.AR.IG.1020

Annual Report
October 31, 2020
Fixed Income  Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor Bond Fund	HBFRX	HABDX	HRBDX	–
Harbor Convertible Securities Fund	HNCVX	HACSX	HRCSX	HICSX
Harbor Core Bond Fund	HCBRX	HACBX	–	–
Harbor High-Yield Bond Fund	HNHYX	HYFAX	HYFRX	HYFIX
Harbor Money Market Fund	–	HARXX	HRMXX	–

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
The 2020 fiscal year has been a historic period that will undoubtedly live on in our memories as much as we might like to forget the massive disruptions caused by the coronavirus pandemic and the toll it has taken on human lives.
The period began quietly in investment markets, extending a lengthy stretch of subdued volatility. That relative calm came to a dramatic end in late February when the extent of the pandemic became clear, sending shockwaves across global investment markets. Volatility spiked sharply higher, market liquidity became challenged, and government bond yields plunged in a flight to safety. From its peak on February 19 to its March 23 trough, the S&P 500 tumbled 33.8% for its fastest ever descent into bear-market territory. International markets followed suit, with the MSCI All Country World Ex. US (ND) Index falling 32.9% over the same period. Although U.S. Treasuries served as a ballast during the period, corporate bonds did not escape the sharp selloff, with both investment-grade and high-yield credit indexes experiencing double-digit losses.
Governments and central banks acted swiftly and forcefully to support the global economy with massive fiscal and monetary stimulus. This jolt of liquidity put a floor under markets and set the stage for a sharp rebound. Broad stock and bond indexes gained ground throughout much of the rest of the year, shrugging off concerns about the pandemic, inconsistent policy responses, uncertainty around the U.S. election, and escalating social tensions.
As time marched on, economic data has improved. We see GDP is growing again, unemployment appears to have bottomed, and many market measures ended the fiscal year in positive territory. However, economic and market recovery has been uneven. The re-emergence of volatility has brought about significant dispersion across markets. For example, the difference between the best and worst sectors reached its widest levels in many years. Similarly, growth stocks outperformed value stocks by the widest margin in more than 20 years.
This volatile environment, though challenging, has been welcome news for talented active managers, because it has provided them with more opportunities to add value and distance themselves from the pack. Our research shows that the difference between top performing and bottom performing managers in many categories is at its highest level in 20 years.
Harbor believes there are many ways to seek to reach long-term financial goals. Drawing upon experienced portfolio managers who stay true to a strategy grounded in enduring investment principles is one way we believe offers the potential to achieve positive outcomes over time. Even though volatility is likely to be with us for some time to come, we are confident that all our subadvisers continue to strive to skillfully execute their strategies to benefit shareholders over the long haul.
It is important to acknowledge that while market gyrations provide opportunities for skillful professional managers, they can pose behavioral challenges for the rest of us. The sharp selloff in the first quarter was enough to test the mettle of the calmest investor. However, those who stayed the course and stuck to their long-term plans likely benefitted from the sharp recovery that followed. We will look back on this period as a time that underscored the value of thoughtful active management and timeless investment principles such as diversification, discipline, and a long-term view.
I hope that you and your families continue to fare well during these ongoing challenging times. Thank you for your continued investment in Harbor Funds.
December 21, 2020

Charles F. McCain
Chairman
1

Harbor Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Scott A. Mather
Since 2014
Mark R. Kiesel
Since 2014
Mohit Mittal
Since 2019
PIMCO has subadvised the Fund since 1987.
Investment Objective
The Fund seeks total return.
Scott A. Mather

Mark R. Kiesel

Mohit Mittal

Management’s Discussion of
Fund Performance
MARKET REVIEW
Favorable developments in the U.S.-China trade discussions bolstered investor sentiment towards the end of 2019 and capped a year of strong asset returns. Recession fears, which had escalated over the summer, subsided as equity indices reached fresh highs and sovereign yields broadly rose.
During the first few months of 2020, COVID-19 dominated headlines as the number of cases and their geographic dispersion increased rapidly in February and March. Virus-related fears sparked a global sell-off in risk assets. Uncertainty over the impact on an already fragile growth backdrop, including disruptions in demand as well as supply chains, pressured most risk markets lower and led investors to seek safety in sovereign bonds. Equities retraced their recent gains, and U.S. Treasury yields plummeted. Concurrently, global credit spreads widened broadly, though investment grade credit generated positive total returns given the sharp decline in U.S. rates.
Risk appetites improved considerably throughout the second half of the fiscal year following positive developments in the macro backdrop, including the easing of lockdown measures, some improvement in economic data, as well as continued fiscal and monetary policy support.
Global equities rallied with the S&P 500 reaching new highs, credit spreads tightened considerably, and the dollar weakened. Sovereign yield moves were broadly mixed, overall remaining anchored at lower levels, and U.S. 10-year Treasury yields were little changed.
After months of lockdowns, several regions around the world began easing restrictions, including those combatting the highest infection rates. Concerns persisted, however, about vulnerabilities related to the path of the virus as several regions reported a resurgence in the pace of new infections.
Labor market data in the U.S. indicated gradual improvement and core inflation rose whereas consumer sentiment continued to lag and small businesses largely struggled to re-open.
Geopolitical developments were numerous in the final months of the fiscal year and included a re-escalation of tensions between the U.S. and China on several fronts. Brexit headlines as well as ongoing election news in the U.S. also contributed to political uncertainty.
PERFORMANCE
Harbor Bond Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the 12 months ended October 31, 2020. The Fund returned 6.82% (Retirement Class), 6.72% (Institutional Class) and 6.44% (Administrative Class) for the fiscal year, compared with the benchmark’s return of 6.19%.
The following strategies were positive for returns during fiscal year 2020:
•	U.S. duration strategies, including an average overweight, as U.S. rates fell over the fiscal year and a focus on front-end rates, as front-end rates fell more than intermediate and long-end rates.
•	An underweight to investment grade credit as this sector underperformed like-duration Treasuries.
•	Security selection within the securitized credit sector including select Agency and Non-Agency mortgage-backed securities holdings.
2

Harbor Bond Fund
Manager’s Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	Annualized
		5 Years	10 Years
Harbor Bond Fund
Retirement Class[1]	6.82%	4.61%	3.74%
Institutional Class	6.72	4.59	3.73
Administrative Class	6.44	4.32	3.47
Comparative Index
Bloomberg Barclays U.S. Aggregate Bond	6.19%	4.08%	3.55%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.43% (Net) and 1.07% (Gross) (Retirement Class); 0.51% (Net) and 1.15% (Gross) (Institutional Class); and 0.76% (Net) and 1.40% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver and an expense limitation agreement (excluding interest expense) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The following strategies were negative or neutral for returns:
•	Country selection in the Eurozone, particularly a preference for Italian duration.
•	An allocation to U.S. inflation-linked bonds, as inflation expectations moved lower over the fiscal year.
OUTLOOK & STRATEGY
We forecast above-trend growth for a couple of years as the global economy emerges from the COVID-19 recession. However, we think concerns that “economic scarring” will weigh on potential output growth are warranted.
We believe three factors are likely to weigh on longer-term productivity growth: longer spells of unemployment may imply an erosion of individuals’ skills, higher uncertainty may depress business investment for a long time, and an increasing “zombification” of the corporate sector is expected due to massive government and central bank support.
The two key swing factors that could produce upside or downside surprises are the state of the pandemic and the degree to which fiscal policy stays active or retreats.
Given the difficult near-term and longer-term economic backdrop, and with disruption likely to lead to repeated bouts of volatility in financial markets, we expect monetary policy rates in most advanced economies to stay low or go even lower for much or all of the next three to five years.
We view negative rates as a desperate tool with adverse side effects that become larger the longer rates stay negative. However, with bond yields already low or negative and yield curves flat, more central banks are likely to venture into negative (or more deeply negative) territory in response to future adverse shocks, along with further purchases across a wide spectrum of financial assets, in our view.

1	Retirement Class shares commenced operations on June 1, 2018. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to June 1, 2018 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
3

Harbor Bond Fund
Manager’s Commentary—Continued

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund.  For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
4

Harbor Bond Fund
Portfolio of Investments—October 31, 2020

Investment Allocation (% of investments) - Unaudited
(Excludes short-term investments and derivative positions)
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—9.4%
Principal Amount		Value
	Air Canada Pass-Through Trust
	Series 2017-1AA Cl. PTT
$3,770	3.300%—07/15/2031[1]	$ 3,559
	Alaska Airlines Pass-Through Trust
	Series 2020-TR Cl. EETC
3,600	4.800%—02/15/2029[1]	3,796
	American Airlines Pass-Through Trust
	Series 15-2 Cl. AA
1,644	3.600%—03/22/2029	1,590
	Anchorage Capital CLO Ltd.[2]
	Series 2020-16A Cl. A
4,100	1.601% (3 Month USD Libor + 1.400) 10/20/2031[1,3]	4,101
	Argent Securities Inc.
	Series 2006-W4 Cl. A2C
6,171	0.309% (1 Month USD Libor + 0.160) 05/25/2036[3]	2,407
	Series 2005-W2 Cl. A2C
523	0.509% (1 Month USD Libor + 0.360) 10/25/2035[3]	523
	Series 2004-W11 Cl. M3
939	1.274% (1 Month USD Libor + 0.750) 11/25/2034[3]	935
		3,865
	Asset Backed Securities Corp. Home Equity Loan Trust
	Series 2003-HE4 Cl. M1
4,507	1.393% (1 Month USD Libor + 0.830) 08/15/2033[3]	4,500
	CBAM CLO Management[2]
	Series 2017-2A Cl. A
6,100	1.458% (3 Month USD Libor + 1.240) 10/17/2029[1,3]	6,061
	Cent CLO Ltd.[2]
	Series 2015-24A Cl. A1R
4,821	1.307% (3 Month USD Libor + 1.070) 10/15/2026[1,3]	4,801
	Countrywide Asset-Backed Certificates
	Series 2006-21 Cl. 2A3
596	0.299% (1 Month USD Libor + 0.150) 05/25/2037[3]	594
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Series 2006-ABC1 Cl. A3
$4,326	0.389% (1 Month USD Libor + 0.240) 05/25/2036[3]	$ 3,448
	Series 2006-2 Cl. M1
1,200	0.549% (1 Month USD Libor + 0.400) 06/25/2036[3]	1,177
		5,219
	Credit Acceptance Auto Loan Trust
	Series 2018-2A Cl. A
3,088	3.470%—05/17/2027[1]	3,117
	Crown Point CLO Ltd.[2]
	Series 2018-5A Cl. A
5,070	1.158% (3 Month USD Libor + 0.940) 07/17/2028[1,3]	5,008
	Dryden XXV Senior Loan Fund
	Series 2012-25A Cl. ARR
4,628	1.137% (3 Month USD Libor + 0.900) 10/15/2027[1,3]	4,589
	Evergreen Credit Card Trust
	Series 2019-2 Cl. A
6,000	1.900%—09/16/2024[1]	6,165
	First Franklin Mortgage Loan Trust
	Series 2006-FF14 Cl. A6
8,000	0.459% (1 Month USD Libor + 0.310) 10/25/2036[3]	6,349
	Galaxy CLO Ltd.[2]
	Series 2013-15A Cl. AR
6,100	1.437% (3 Month USD Libor + 1.200) 10/15/2030[1,3]	6,045
	GSAA Home Equity Trust
	Series 2006-20 Cl. 1A2
3,959	0.329% (1 Month USD Libor + 0.180) 12/25/2046[3]	1,740
	Series 2007-9 Cl. A1A
777	6.000%—08/25/2047	744
		2,484
	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
105	0.219% (1 Month USD Libor + 0.070) 12/25/2036[3]	63

5

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	HSI Asset Securitization Corp. Trust
	Series 2006-HE2 Cl. 2A3
$4,863	0.319% (1 Month USD Libor + 0.170) 12/25/2036[3]	$ 1,962
	IXIS Real Estate Capital Trust
	Series 2005-HE1 Cl. M4
1,742	1.199% (1 Month USD Libor + 1.050) 06/25/2035[3]	1,702
	JPMorgan Mortgage Acquisition Corp.
	Series 2006-ACC1 Cl. M1
463	0.419% (1 Month USD Libor + 0.270) 05/25/2036[3]	462
	Series 2006-HE1 Cl. A4
1,637	0.729% (1 Month USD Libor + 0.290) 01/25/2036[3]	1,627
	Series 2007-HE1 Cl. AF3
800	4.214%—05/25/2035[4]	642
		2,731
	LoanCore Ltd.
	Series 2018-CRE1 Cl. A
4,651	1.278% (1 Month USD Libor + 1.130) 05/15/2028[1,3]	4,634
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A4
5,085	0.389% (1 Month USD Libor + 0.240) 06/25/2036[3]	2,963
	MF1 Multi Family Housing Mortgage Trust
	Series 2020-FL4 Cl. A
5,100	1.851% (1 Month USD Libor + 1.700) 11/15/2035[1,3]	5,099 [x]
	MidOcean Credit CLO[2]
	Series 2016-6A Cl. AR
4,100	1.468% (3 Month USD Libor + 1.250) 01/20/2029[1,3]	4,082
	Mid-State Capital Corp Trust
	Series 2004-1 Cl. A
748	6.005%—08/15/2037	800
	Monarch Grove CLO[2]
	Series 2018-1A Cl. A1
3,298	1.095% (3 Month USD Libor + 0.880) 01/25/2028[1,3]	3,263
	Morgan Stanley Capital Inc.
	Series 2007-HE1 Cl. A2C
1,937	0.299% (1 Month USD Libor + 0.150) 11/25/2036[3]	1,383
4,247	0.329% (1 Month USD Libor + 0.180) 05/25/2037[3]	3,697
		5,080
	Morgan Stanley Dean Witter Capital I Inc. Trust
	Series 2002-HE1 Cl. M1
112	1.049% (1 Month USD Libor + 0.600) 07/25/2032[3]	112
	Mountain View CLO Ltd.[2]
	Series 2014-1A Cl. ARR
2,064	1.037% (3 Month USD Libor + 0.800) 10/15/2026[1,3]	2,053
	Nassau Ltd.
	Series 2020-1A Cl. A1
3,000	2.383% (3 Month USD Libor + 2.150) 07/20/2029[1,3]	3,007
	Oak Hill Credit Partners
	Series 2019-3A Cl. A1
5,900	1.538% (3 Month USD Libor + 1.320) 07/20/2032[1,3]	5,898
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	OneMain Financial Issuance Trust
	Series 2017-1A Cl. A1
$1,493	2.370%—09/14/2032[1]	$ 1,495
	Option One Mortgage Loan Trust
	Series 2007-6 Cl. 2A4
4,177	0.399% (1 Month USD Libor + 0.250) 07/25/2037[3]	3,335
	Ozlm Funding Ltd.
	Series 2012-1A Cl. A1R2
4,153	1.446% (3 Month USD Libor + 1.230) 07/22/2029[1,3]	4,115
	Palmer Square Loan Funding Ltd.
	Series 2020-3A Cl. A1
5,112	1.918% (3 Month USD Libor + 1.700) 07/20/2028[1,3]	5,118
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
3,494	0.629% (1 Month USD Libor + 0.480) 08/25/2035[3]	3,513
	People's Financial Realty Mortgage Securities Trust
	Series 2006-1 Cl. 1A2
4,612	0.279% (1 Month USD Libor + 0.130) 09/25/2036[3]	1,391
	RAMP Trust
	Series 2004-RS8 Cl. MII1
245	1.049% (1 Month USD Libor + 0.600) 08/25/2034[3]	245
	Santander Drive Auto Receivables Trust
	Series 2020-2 Cl. A2A
1,900	0.620%—05/15/2023	1,902
	Series 2020-2 Cl. A3
1,000	0.670%—04/15/2024	1,004
		2,906
	Santander Retail Auto Lease Trust
	Series 2019-B Cl. A2A
2,257	2.290%—04/20/2022[1]	2,276
	Saxon Asset Securities Trust
	Series 2006-3 Cl. A3
4,114	0.319% (1 Month USD Libor + 0.170) 10/25/2046[3]	4,019
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. M1
6,787	0.809% (1 Month USD Libor + 0.440) 08/25/2035[3]	5,194
	Small Business Administration Participation Certificates
	Series 2003-20I Cl. 1
22	5.130%—09/01/2023	22
	Series 2009-20A Cl. 1
1,288	5.720%—01/01/2029	1,427
	Series 2008-20H Cl. 1
2,540	6.020%—08/01/2028	2,797
	Series 2001-20A Cl. 1
9	6.290%—01/01/2021	9
		4,255
	Specialty Underwriting & Residential Finance Trust
	Series 2006-BC4 Cl. A2B
2,818	0.258% (1 Month USD Libor + 0.110) 09/25/2037[3]	1,486

6

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—Continued
Principal Amount			Value
		Structured Asset Securities Co.
		Series 2007-MN1A Cl. A1
	$19,921	0.379% (1 Month USD Libor + 0.230) 01/25/2037[1,3]	$ 13,593
		Telos CLO Ltd.[2]
		Series 2014 Cl. 6A
	1,623	1.488% (3 Month USD Libor + 1.270) 01/17/2027[1,3]	1,620
		TPG Real Estate Finance Trust
		Series 2019-Fl3 Cl. A
	5,000	1.297% (1 Month USD Libor + 1.150) 10/15/2034[1,3]	4,932
		Tralee CLO V Ltd.[2]
		Series 2018-5A Cl. A1
	5,900	1.328% (3 Month USD Libor + 1.110) 10/20/2028[1,3]	5,875
		Trestles CLO Ltd.[2]
		Series 2017-1A Cl. A1A
	6,100	1.505% (3 Month USD Libor + 1.290) 07/25/2029[1,3]	6,077
		Venture XVI CLO Ltd.[2]
		Series 2014-16A Cl. ARR
	4,242	1.087% (3 Month USD Libor + 0.850) 01/15/2028[1,3]	4,211
TOTAL ASSET-BACKED SECURITIES
(Cost $189,050)			190,354

COLLATERALIZED MORTGAGE OBLIGATIONS—11.1%
		Adjustable Rate Mortgage Trust
		Series 2006-3 Cl. 4A2
	2,555	0.269% (1 Month USD Libor + 0.120) 08/25/2036[3]	1,261
		Alba plc
		Series 2007-1 Cl. A3
GBP	2,326	0.223% (3 Month GBP Libor + 0.170) 03/17/2039[3]	2,877
		Arbor Multifamily Mortgage Trust
		Series 2020-MF1 Cl. A5
	$2,900	2.756%—05/15/2053[1]	3,138
		Banc of America Alternative Loan Trust
		Series 2006 -7 Cl. A3
	8,176	5.913%—10/25/2036[3]	3,630
		Banc of America Funding Corp.
		Series 2007-C Cl. 7A5
	704	0.451% (1 Month USD Libor + 0.300) 05/20/2047[3]	677
		Bancorp Commercial Mortgage Trust
		Series 2018-CRE4 Cl. A
	1,009	1.048% (1 Month USD Libor + 0.900) 09/15/2035[1,3]	1,001
		BCAP LLC Trust
		Series 2007-AA2 Cl. 12A1
	4,978	0.359% (1 Month USD Libor + 0.210) 05/25/2047[3]	4,611
		Series 2011-RR5 Cl. 12A1
	377	4.850%—03/26/2037[1,4]	379
		Series 2011-RR4 Cl. 8A1
	1,705	5.250%—02/26/2036[1,3]	1,139
			6,129
		Bear Stearns Adjustable Rate Mortgage Trust
		Series 2000-2 Cl. A1
	14	2.781%—11/25/2030[3]	14
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Series 2006-4 Cl. 1A1
	$214	3.374%—10/25/2036[3]	$ 211
		Series 2004-10 Cl. 12A3
	21	3.565%—01/25/2035[3]	21
		Series 2004-1 Cl. 12A5
	247	3.777%—04/25/2034[3]	241
			487
		Bear Stearns Alt-A Trust
		Series 2005-4 Cl. 1A1
	3	0.589% (1 Month USD Libor + 0.220) 07/25/2035[3]	3
		Benchmark Mortgage Trust
		Series 2019-B9 Cl. A5
	5,200	4.016%—03/15/2052	6,099
		Chase Mortgage Finance Corp Trust
		Series 2006-A1 Cl. 4A1
	1,174	3.133%—09/25/2036[3]	1,049
		Citigroup Commercial Mortgage Trust
		Series 2015-GC33 Cl. A4
	4,900	3.778%—09/10/2058	5,462
		Citigroup Mortgage Loan Trust
		Series 2007-10 Cl.2A
	3,404	3.363%—09/25/2037[3]	3,254
		Comm Mortgage Trust
		Series 2016-787S Cl. A
	5,400	3.545%—02/10/2036[1]	5,858
		Countrywide Alternative Loan Trust
		Series 2006-6BC Cl. 1A2
	2,620	0.549% (1 Month USD Libor + 0.400) 05/25/2036[3]	2,136
		Series 2005-84 Cl. 1A1
	1,669	3.103%—02/25/2036[3]	1,461
		Series 2005-20CB Cl. 2A5
	1,714	5.500%—07/25/2035	1,485
		Series 2006-36T2 Cl. 1A4
	1,137	5.750%—12/25/2036	704
		Series 2006-1R Cl.2A3
	3,509	6.000%—08/25/2037	2,739
			8,525
		Countrywide Home Loan Mortgage Pass Through Trust
		Series 2007-HY5 Cl. 1A1
	693	3.345%—09/25/2047[3]	629
		Credit Suisse First Boston Mortgage Securities Corp.
		Series 2006-C2 Cl. A3
	283	6.000%—11/25/2035	222
		DC Office Trust
		Series 2019-MTC Cl. A
	4,900	2.965%—09/15/2045[1]	5,342
		Deutsche Alt-A Securities Inc. Mortgage Loan Trust
		Series 2007-AR2 Cl. A1
	4,032	0.299% (1 Month USD Libor + 0.150) 03/25/2037[3]	3,895
		DSLA Mortgage Loan Trust
		Series 2006-AR1 Cl. 1A1A
	1,657	1.802% (Fed 12 Month Treasury Average Constant Maturity Treasury + 0.920) 3/19/2046[3]	1,464
		Eurohome UK Mortgages plc
		Series 2007-1 Cl. A
GBP	1,831	0.209% (3 Month GBP Libor + 0.150) 06/15/2044[3]	2,280

7

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Exantas Capital Corp.
		Series 2020-RSO9 Cl. A
	$3,509	2.647% (1 Month USD Libor + 2.500) 04/17/2037[1,3]	$ 3,517
		First Horizon Asset Securities Inc.
		Series 2005-AR6 Cl. 4A1
	527	3.394%—02/25/2036[3]	487
		First Nationwide Trust
		Series 2001-3 Cl. 1A1
	—	6.750%—08/21/2031	—
		GS Mortgage Securities Corp. Trust
		Series 2016-RENT Cl. A
	6,900	3.203%—02/10/2029[1]	6,894
		GSMPS Mortgage Loan Trust
		Series 2006-RP2 Cl. 1AF1
	4,285	0.549% (1 Month USD Libor + 0.400) 04/25/2036[1,3]	3,737
		GSR Mortgage Loan Trust
		Series 2005-AR7 Cl. 6A1
	182	2.947%—11/25/2035[3]	181
		Series 2005-AR3 Cl. 3A1
	358	3.660%—05/25/2035[3]	308
			489
		HarborView Mortgage Loan Trust
		Series 2004-8 Cl. 2A3
	495	0.967% (1 Month USD Libor + 0.410) 11/19/2034[3]	438
		Hawksmoor Mortgages
		Series 2019-1A Cl. A
GBP	21,894	1.112% (3 Month Sonia + 1.050) 05/25/2053[1,3]	28,407
		HomeBanc Mortgage Trust
		Series 2006-H2 Cl. A2
	$1,890	0.329% (1 Month USD Libor + 0.180) 12/25/2036[3]	1,852
		IndyMac ARM Trust
		Series 2001-H2 Cl. A2
	2	1.762%—01/25/2032[3]	2
		IndyMac IMSC Mortgage Loan Trust
		Series 2007-F2 Cl. 2A1
	2,941	6.500%—07/25/2037	1,594
		IndyMac INDX Mortgage Loan Trust
		Series 2007-AR13 Cl. 4A1
	12,288	3.031%—07/25/2037[3]	9,845
		Series 2005-AR31 Cl. 1A1
	897	3.338%—01/25/2036[3]	840
			10,685
		JP Morgan Mortgage Trust
		Series 2006-A6 Cl. 1A4L
	1,600	3.328%—10/25/2036[3]	1,403
		Series 2006-S1 Cl. 3A1
	347	5.500%—04/25/2036	364
			1,767
		JP Morgan Resecuritization Trust
		Series 2009-7 Cl. 11A1
	10	3.302%—09/27/2036[1,3]	10
		JPMDB Commercial Mortgage Securities Trust
		Series 2016-C2 Cl. A4
	4,225	3.144%—06/15/2049	4,599
		Manhattan West
		Series 2020-1MW Cl. A
	4,900	2.130%—09/10/2039[1]	5,062
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Mansard Mortgages plc
		Series 2007-2X Cl. A1
GBP	884	0.709% (3 Month GBP Libor + 0.650) 12/15/2049[3]	$ 1,120
		Merrill Lynch Alternative Note Asset Trust
		Series 2007-F1 Cl. 2A6
	$531	6.000%—03/25/2037	331
		MetLife Securitization Trust
		Series 2018-1A Cl. A
	4,274	3.750%—03/25/2057[1,3]	4,603
		Morgan Stanley Bank of America Merrill Lynch Trust
		Series 2015-C22 Cl. ASB
	5,459	3.040%—04/15/2048	5,699
		Onslow Bay Financial LLC
		Series 2018-1 Cl. A2
	4,977	0.799% (1 Month USD Libor + 0.700) 06/25/2057[1,3]	4,977
		Ready Capital Mortgage Financing LLC
		Series 2020-FL4 Cl. A
	5,800	2.299% (1 Month USD Libor + 2.150) 02/25/2035[1,3]	5,807
		Residential Accredit Loans Inc.
		Series 2007-QS4 Cl. 3A9
	2,731	6.000%—03/25/2037	2,622
		Residential Asset Securitization Trust
		Series 2007-A8 Cl. 2A1
	17,933	6.250%—08/25/2037	7,150
		Residential Funding Mortgage Securities I
		Series 2007-SA1 Cl. 2A2
	212	4.174%—02/25/2037[3]	170
		Series 2006-SA1 Cl. 2A1
	216	4.550%—02/25/2036[3]	189
			359
		Ripon Mortgages plc
		Series 1A Cl. A1
GBP	6,229	0.868% (3 Month GBP Libor + 0.800) 08/20/2056[1,3]	8,057
		RMAC Securities plc
		Series 2006-NS4X Cl. A3A
	1,534	0.230% (3 Month GBP Libor + 0.170) 06/12/2044[3]	1,887
		Structured Adjustable Rate Mortgage Loan Trust
		Series 2007-1 Cl. 1A1
	$1,510	0.449% (1 Month USD Libor + 0.150) 02/25/2037[3]	1,440
		Series 2005-21A Cl. 3A1
	328	2.984%—04/25/2035[3]	325
			1,765
		Structured Asset Mortgage Investments Inc.
		Series 2005-AR5 Cl. A2
	299	0.397% (1 Month USD Libor + 0.250) 07/19/2035[3]	285
		Suntrust Adjustable Rate Mortgage Loan Trust
		Series 2007-S1 Cl. 1A
	429	3.523%—01/25/2037[3]	386
		Towd Point Mortgage Funding plc
		Series 2019-A13A Cl. A1
GBP	15,706	0.954% (3 Month Sonia + 0.900) 07/20/2045[1,3]	20,321
		Series 2020-14X Cl.A
	5,358	0.963% (3 Month Sonia + 0.900) 05/20/2045	6,914

8

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Series 2019-GR4A Cl. A1
GBP	5,452	1.073% (3 Month GBP Libor + 1.025) 10/20/2051[1,3]	$ 7,076
			34,311
		Washington Mutual Mortgage Pass Through Certificates Trust
		Series 2005-AR13 Cl. A1A1
	$146	0.439% (1 Month USD Libor + 0.290) 10/25/2045[3]	145
		Series 2005-AR6 Cl. 2A1A
	299	0.609% (1 Month USD Libor + 0.230) 04/25/2045[3]	300
		Series 2006-AR11 Cl. 3A1A
	1,529	1.802% (Fed 12 Month Treasury Average Constant Maturity Treasury + 0.920) 09/25/2046[3]	1,459
		Series 2006-AR8 Cl. 1A4
	2,295	3.107%—08/25/2046[3]	2,192
			4,096
		Wells Fargo Commercial Mortgage Trust
		Series 2018-C48
	7,117	4.302%—01/15/2052	8,387
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $218,261)			224,664

CORPORATE BONDS & NOTES—41.1%
AEROSPACE & DEFENSE—0.4%
		Boeing Co.
	6,100	1.950%—02/01/2024	6,081
		Raytheon Technologies Corp.
	2,800	2.800%—03/15/2022[1]	2,883
			8,964
AIRLINES—0.2%
		Jetblue Airways Corp.
	4,500	4.000%—05/15/2034	4,653
AUTOMOBILES—3.5%
		BMW Finance NV
	4,900	2.250%—08/12/2022[1]	5,049
		Daimler Finance North America LLC
	5,900	2.550%—08/15/2022[1]	6,091
		Ford Motor Credit Co. LLC
	3,400	2.343%—11/02/2020	3,400
	1,550	3.200%—01/15/2021	1,553
	5,000	3.370%—11/17/2023	4,962
	3,800	5.596%—01/07/2022	3,901
	2,700	5.875%—08/02/2021	2,761
			16,577
		Ford Motor Credit Co. LLC MTN[5]
EUR	5,000	1.744%—07/19/2024	5,507
		General Motors Financial Co. Inc.
	$6,600	2.450%—11/06/2020	6,601
		Nissan Motor Acceptance Corp.
	2,600	2.550%—03/08/2021[1]	2,611
	1,900	3.875%—09/21/2023[1]	1,985
			4,596
		Nissan Motor Co. Ltd.
	5,100	4.345%—09/17/2027[1]	5,118
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
AUTOMOBILES—Continued
		Volkswagen Bank GmbH MTN[5]
EUR	2,000	0.000% (3 Month EUR Libor + 1.550) 06/15/2021[3]	$ 2,331
		Volkswagen Group of America Finance LLC
	$6,500	1.024% (3 Month USD Libor + 0.770) 11/13/2020[1,3]	6,501
	4,700	3.350%—05/13/2025[1]	5,115
	4,800	4.750%—11/13/2028[1]	5,736
			17,352
		Volkswagen International Finance NV
EUR	1,800	1.069% (3 Month EUR Libor + 1.550) 11/16/2024[3]	2,151
			71,373
BANKS—9.3%
		Banco Bilbao Vizcaya Argentaria SA
	$1,600	0.875%—09/18/2023	1,598
	1,500	1.125%—09/18/2025	1,493
			3,091
		Banco Espirito Santo SA MTN[5]
EUR	3,500	0.000%—01/15/2049*	798
		Banco Santander SA
	700	6.750%—12/31/2099[6,7]	844
		Bank of America Corp. MTN[5]
	$4,800	0.981%—09/25/2025[7]	4,799
		Banque Federative du Credit Mutuel SA
	6,300	3.750%—07/20/2023[1]	6,824
		Barclays plc
	4,200	3.684%—01/10/2023	4,341
	3,700	4.610%—02/15/2023[7]	3,877
	1,000	7.875%—12/29/2049[6,7]	1,033
EUR	2,900	8.000%—12/15/2020[6,7]	3,403
			12,654
		Barclays plc MTN[5]
GBP	4,000	3.250%—02/12/2027	5,585
		BBVA Bancomer SA/Texas
	$289	6.500%—03/10/2021	294
		BBVA USA
	2,900	2.500%—08/27/2024	3,024
		BNP Paribas SA
	400	7.625%—12/29/2049[6,7]	405
		Canadian Imperial Bank of Commerce
	2,100	0.950%—06/23/2023	2,125
		Citigroup Inc.
	4,700	2.572% (SOFR + 210.700) 06/03/2031[3]	4,897
		Credit Suisse Group AG
	5,100	2.997%—12/14/2023[1,7]	5,324
	300	7.125%—12/31/2099[6,7]	312
	2,500	7.500%—12/29/2049[6,7]	2,722
			8,358
		Deutsche Bank AG/New York
	6,000	3.150%—01/22/2021	6,029
	1,500	3.300%—11/16/2022	1,558
	5,000	3.547%—09/18/2031[7]	5,053
	9,000	3.961%—11/26/2025[7]	9,632
	3,200	4.250%—10/14/2021	3,292
			25,564
		Deutsche Bank AG/New York MTN[5]
EUR	3,200	1.750%—01/17/2028	3,789
		Intesa Sanpaolo SpA
	$2,800	4.000%—09/23/2029[1]	3,064

9

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
BANKS—Continued
		Lloyds Banking Group plc
	$6,000	2.858%—03/17/2023[7]	$ 6,173
	2,900	4.450%—05/08/2025	3,289
			9,462
		Lloyds Banking Group plc MTN[5]
EUR	1,500	3.500%—04/01/2026[7]	1,969
		Marriott International Inc.
	$5,000	3.500%—10/15/2032	4,939
		Mitsubishi UFJ Financial Group Inc.
	5,800	1.412%—07/17/2025	5,899
	2,100	2.623%—07/18/2022	2,179
	1,200	3.455%—03/02/2023	1,283
			9,361
		Mizuho Financial Group Inc.
	5,100	0.849%—09/08/2024[7]	5,091
	3,900	2.201%—07/10/2031[7]	3,944
	4,900	2.555%—09/13/2025[7]	5,149
			14,184
		NatWest Group PLC
	700	1.750% (3 Month USD Libor + 1.470) 05/15/2023[3]	705
	4,700	3.073%—05/22/2028[7]	4,967
	200	4.519%—06/25/2024[7]	217
	200	4.892%—05/18/2029[7]	235
	3,600	8.625% (USD Swap Semi 30/360 5Y + 7.598) 12/29/2049[3,6]	3,724
			9,848
		NatWest Group PLC MTN[5]
EUR	600	2.000%—03/04/2025[7]	731
		Nordea Bank Abp
	$2,500	3.750%—08/30/2023[1]	2,696
		Oversea-Chinese Banking Corp. Ltd.
	3,700	0.730% (3 Month USD Libor + 0.450) 05/17/2021[1,3]	3,702
		Santander Holdings USA
	5,400	3.450%—06/02/2025	5,828
		Societe Generale SA MTN[5]
	4,900	4.250%—09/14/2023[1]	5,322
		Sumitomo Mitsui Financial Group Inc.
	5,000	1.474%—07/08/2025	5,097
		Synchrony Bank
	3,000	3.650%—05/24/2021	3,038
		UniCredit SpA MTN[5]
	10,600	7.830%—12/04/2023[1]	12,436
		Wells Fargo & Co.
	3,100	1.444% (3 Month USD Libor + 1.230) 10/31/2023[3]	3,143
		Wells Fargo & Co. MTN[5]
EUR	3,300	1.741%—05/04/2030[7]	4,098
	$5,600	3.550%—09/29/2025	6,237
			10,335
			188,206
BEVERAGES—0.7%
		Anheuser-Busch InBev Worldwide Inc.
	5,100	4.500%—06/01/2050	6,046
		Bacardi Ltd.
	4,700	4.450%—05/15/2025[1]	5,273
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
BEVERAGES—Continued
		Constellation Brands Inc.
	$2,600	3.700%—12/06/2026	$ 2,965
			14,284
BIOTECHNOLOGY—0.2%
		Regeneron Pharmaceutical
	3,300	1.750%—09/15/2030	3,184
BUILDING PRODUCTS—0.6%
		CRH America Finance Inc.
	3,200	3.950%—04/04/2028[1]	3,651
	3,200	4.500%—04/04/2048[1]	3,725
			7,376
		Fortune Brands Home & Security Inc.
	4,700	3.250%—09/15/2029	5,194
		Owens Corning
	300	4.200%—12/01/2024	331
			12,901
CAPITAL MARKETS—2.7%
		BGC Partners Inc.
	6,300	5.375%—07/24/2023	6,696
		Block Financial LLC Co.
	3,600	3.875%—08/15/2030	3,713
		Credit Agricole SA MTN[5]
	4,900	3.750%—04/24/2023[1]	5,269
		Credit Suisse Group Funding Guernsey Ltd.
	4,900	3.750%—03/26/2025	5,428
	4,845	3.800%—09/15/2022	5,125
			10,553
		GE Capital International Funding Co. Unlimited Co.
	4,800	4.418%—11/15/2035	5,195
		Goldman Sachs Group Inc.
	7,700	0.994% (3 Month USD Libor + 0.780) 10/31/2022[3]	7,731
		Moody's Corp.
	300	2.625%—01/15/2023	314
		Platin 1426 GmbH
EUR	2,700	6.875%—06/15/2023[1]	3,065
		UBS Group AG
	$5,100	1.476% (3 Month USD Libor + 1.220) 05/23/2023[1,3]	5,155
	4,900	2.859%—08/15/2023[1]	5,079
	1,100	6.875%—12/29/2049[6,7]	1,116
			11,350
			53,886
CHEMICALS—0.2%
		International Flavors & Fragrances Inc.
	3,700	3.200%—05/01/2023	3,862
CONSUMER FINANCE—1.3%
		American Express Co.
	2,500	3.700%—08/03/2023	2,715
		Daimler Finance North America LLC
	4,861	2.200%—10/30/2021[1]	4,942
	5,300	3.350%—05/04/2021[1]	5,376
	5,300	3.700%—05/04/2023[1]	5,675
			15,993
		Harley-Davidson Financial Services Inc.
	5,300	3.550%—05/21/2021[1]	5,376

10

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONSUMER FINANCE—Continued
	Springleaf Finance Corp.
$2,800	6.875%—03/15/2025	$ 3,085
		27,169
DIVERSIFIED CONSUMER SERVICES—0.3%
	Emory University
3,800	2.143%—09/01/2030	3,923
	Mitsubishi UFJ Lease & Finance Co. Ltd. MTN[5]
1,500	2.250%—09/07/2021	1,519
		5,442
DIVERSIFIED FINANCIAL SERVICES—2.0%
	AXA Equitable Holdings Inc.
3,200	3.900%—04/20/2023	3,442
	Cantor Fitzgerald LP
5,400	6.500%—06/17/2022[1]	5,831
	Guardian Life Global Funding
4,000	3.400%—04/25/2023[1]	4,305
	Imperial Brands Finance plc
2,100	3.500%—02/11/2023[1]	2,199
5,600	3.875%—07/26/2029[1]	6,169
		8,368
	Intercontinental Exchange
3,600	1.850%—09/15/2032	3,567
	Reckitt Benckiser Treasury Services plc
3,400	2.375%—06/24/2022[1]	3,498
	Rio Oil Finance Trust
1,219	9.250%—07/06/2024[1]	1,346
5,297	9.750%—01/06/2027[1]	6,091
		7,437
	Syngenta Finance NV
4,500	3.933%—04/23/2021[1]	4,558
		41,006
DIVERSIFIED TELECOMMUNICATION SERVICES—1.8%
	Altice France SA
1,000	7.375%—05/01/2026[1]	1,045
	AT&T Inc.
4,900	1.650%—02/01/2028	4,855
5,700	2.300%—06/01/2027	5,923
5,000	3.000%—06/30/2022	5,191
		15,969
	British Telecommunications plc
1,300	4.500%—12/04/2023	1,436
	T-Mobile USA Inc.
3,500	2.050%—02/15/2028[1]	3,546
	Verizon Communications Inc.
12,695	3.376%—02/15/2025	14,097
		36,093
ELECTRIC UTILITIES—3.4%
	Baltimore Gas & Electric
3,400	3.350%—07/01/2023	3,629
	Duke Energy Corp.
2,600	0.765% (3 Month USD Libor + 0.500) 05/14/2021[1,3]	2,606
4,536	3.750%—04/15/2024	4,982
		7,588
	Evergy Inc.
5,000	2.450%—09/15/2024	5,304
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ELECTRIC UTILITIES—Continued
	Exelon Corp.
$3,100	4.050%—04/15/2030	$ 3,590
	FirstEnergy Corp.
1,100	2.850%—07/15/2022	1,130
	Greenko Solar Mauritius Ltd.
4,900	5.550%—01/29/2025[1]	5,049
	Interstate Power & Light Co.
4,800	3.250%—12/01/2024	5,252
	Nextera Energy Capital Holdings Inc.
5,000	1.950%—09/01/2022	5,149
6,000	2.250%—06/01/2030	6,212
1,624	2.800%—01/15/2023	1,702
4,800	3.200%—02/25/2022	4,980
		18,043
	Pacific Gas & Electric Co.
3,800	1.750%—06/16/2022	3,801
2,900	3.150%—01/01/2026	2,964
300	3.300%—12/01/2027	304
1,700	3.400%—08/15/2024	1,767
2,000	3.450%—07/01/2025	2,085
1,800	3.500%—06/15/2025	1,878
1,500	4.250%—08/01/2023	1,591
600	4.550%—07/01/2030	645
		15,035
	Sempra Energy
2,500	0.700% (3 Month USD Libor + 0.450) 03/15/2021[3]	2,503
	Virginia Electric & Power Co.
1,100	2.950%—01/15/2022	1,126
		68,249
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.1%
	Arrow Electronics Inc.
2,100	3.500%—04/01/2022	2,166
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.7%
	Agree LP Co.
1,400	2.900%—10/01/2030	1,438
	Alexandria Real Estate Equities Inc.
2,100	2.750%—12/15/2029	2,257
	American Tower Corp.
5,000	2.750%—01/15/2027	5,363
	AvalonBay Communities Inc. MTN[5]
4,700	2.300%—03/01/2030	4,921
300	3.450%—06/01/2025	334
		5,255
	Boston Properties LP
4,905	2.750%—10/01/2026	5,261
	Brandywine Operating Partnership LP
5,000	4.100%—10/01/2024	5,254
	CBL & Associates LP
2,700	4.600%—10/15/2024	989
6,600	5.950%—12/15/2026	2,491
		3,480
	Crown Castle International Corp.
4,000	3.700%—06/15/2026	4,459
	Digital Realty Trust LP
5,500	4.450%—07/15/2028	6,508

11

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	EPR Properties
$1,900	4.500%—06/01/2027	$ 1,705
600	4.950%—04/15/2028	539
		2,244
	Equinix Inc.
5,000	1.000%—09/15/2025	4,981
	GLP Capital LP / GLP Financing II Inc.
4,500	4.000%—01/15/2030	4,690
	Highwoods Realty LP
2,500	2.600%—02/01/2031	2,474
	OMEGA Healthcare Investors Inc.
2,300	4.375%—08/01/2023	2,464
	Physicians Realty LP
1,400	3.950%—01/15/2028	1,462
	Scentre Group Trust
5,700	4.375%—05/28/2030[1]	6,330
	Service Properties Trust
4,800	4.350%—10/01/2024	4,254
	Spirit Realty LP
4,700	3.400%—01/15/2030	4,797
	Washington Prime Group LP
5,800	6.450%—08/15/2024	3,017
		75,988
FOOD & STAPLES RETAILING—0.0%
	CVS Pass-Through Trust
484	6.943%—01/10/2030	581
GAS UTILITIES—0.0%
	Southern California Gas Co.
900	3.200%—06/15/2025	987
HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
	Boston Scientific Corp.
5,700	2.650%—06/01/2030	5,991
HEALTH CARE PROVIDERS & SERVICES—0.4%
	CVS Health Corp.
3,900	4.125%—04/01/2040	4,423
	HCA Inc.
4,000	5.375%—09/01/2026	4,502
100	5.875%—02/01/2029	118
		4,620
		9,043
HOTELS, RESTAURANTS & LEISURE—0.5%
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5,200	4.250%—05/30/2023[1]	4,969
4,800	5.500%—03/01/2025[1]	4,605
		9,574
HOUSEHOLD DURABLES—0.3%
	Whirlpool Corp.
4,900	4.600%—05/15/2050	6,067
INDUSTRIAL CONGLOMERATES—0.2%
	Textron Inc.
3,800	2.450%—03/15/2031	3,776
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
INSURANCE—0.7%
	AIA Group Ltd.
$5,900	0.747% (3 Month USD Libor + 0.520) 09/20/2021[1,3]	$ 5,888
2,700	3.375%—04/07/2030[1]	3,022
		8,910
	Ambac LSNI LLC
765	6.000% (3 Month USD Libor + 5.000) 02/12/2023[1,3]	762
	American International Group
3,800	2.500%—06/30/2025	4,082
		13,754
IT SERVICES—0.5%
	Amdocs Ltd.
3,600	2.538%—06/15/2030	3,666
	Paypal Holdings Inc.
5,000	2.850%—10/01/2029	5,448
		9,114
MACHINERY—0.1%
	CNH Industrial Capital LLC
500	3.875%—10/15/2021	513
2,200	4.375%—11/06/2020	2,200
		2,713
MEDIA—0.7%
	Charter Communications Operating LLC
4,800	4.464%—07/23/2022	5,088
	COX Communications Inc.
4,700	3.250%—12/15/2022[1]	4,952
	Walt Disney Co.
3,900	2.650%—01/13/2031	4,191
		14,231
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.1%
	ERP Operating LP
2,100	3.375%—06/01/2025	2,325
OIL, GAS & CONSUMABLE FUELS—1.2%
	EQM Midstream Partners LP
1,550	4.750%—07/15/2023	1,544
	Equinor ASA
200	3.125%—04/06/2030	221
	MPLX LP
3,300	4.900%—04/15/2058	3,291
	Occidental Petroleum Corp.
3,900	2.900%—08/15/2024	3,253
	Odebrecht Drilling Norbe VIII/IX Ltd.
456	6.350%—12/01/2021	411
3,449	7.350%—12/01/2026	905
9	7.350%—12/01/2026[1]	2
		1,318
	Odebrecht Offshore Drilling Finance Ltd.
565	6.720%—12/01/2022	518
3,595	7.720%—12/01/2026	443
		961
	Odebrecht Oil & Gas Finance Ltd.
2,183	0.000%—09/12/2099[1,6,8]	12
	Rio Oil Finance Trust
1,857	9.250%—07/06/2024	2,050

12

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
OIL, GAS & CONSUMABLE FUELS—Continued
		Sabine Pass Liquefaction
	$900	4.200%—03/15/2028	$ 976
	5,100	4.500%—05/15/2030[1]	5,707
			6,683
		Shell International Finance BV
	5,200	2.750%—04/06/2030	5,610
			24,943
PHARMACEUTICALS—2.1%
		Abbvie Inc.
	5,000	2.150%—11/19/2021[1]	5,089
	4,900	2.600%—11/21/2024[1]	5,217
	1,000	3.200%—11/06/2022	1,049
	2,200	3.450%—03/15/2022[1]	2,278
			13,633
		Bayer US Finance II LLC
	6,300	3.875%—12/15/2023[1]	6,866
	2,800	4.250%—12/15/2025[1]	3,186
			10,052
		Johnson + Johnson
	3,400	0.950%—09/01/2027	3,391
		Mylan NV
EUR	5,100	2.250%—11/22/2024	6,369
		Takeda Pharmaceutical Co. Ltd.
	$1,500	2.050%—03/31/2030	1,510
	1,000	4.400%—11/26/2023	1,110
			2,620
		Teva Pharmaceutical Finance Netherlands II BV
EUR	2,200	3.250%—04/15/2022	2,570
		Teva Pharmaceutical Finance Netherlands III BV
	$3,000	6.750%—03/01/2028	3,157
			41,792
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.2%
		Tesco Property Finance 5 plc
GBP	2,251	5.661%—10/13/2041	3,878
ROAD & RAIL—0.3%
		ERAC USA Finance LLC
	$2,600	3.300%—10/15/2022[1]	2,729
		Penske Truck Leasing Co. LP
	3,800	2.700%—03/14/2023[1]	3,969
			6,698
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.1%
		Broadcom Corp. / Broadcom Cayman Finance Ltd.
	3,800	3.875%—01/15/2027	4,202
		Broadcom Inc. Co.
	6,000	3.150%—11/15/2025	6,476
	5,107	3.459%—09/15/2026	5,562
			12,038
		NXP BV / NXP Funding LLC / NXP USA Inc.
	4,600	3.875%—06/18/2026[1]	5,173
			21,413
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
SOFTWARE—0.4%
	Oracle Corp.
$400	2.950%—04/01/2030	$ 440
3,500	3.600%—04/01/2040	3,898
		4,338
	VMware Inc.
3,600	4.650%—05/15/2027	4,175
		8,513
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.4%
	Dell International LLC
4,000	5.450%—06/15/2023[1]	4,404
	Dell International LLC / EMC Corp.
1,600	5.850%—07/15/2025[1]	1,881
	NetApp Inc.
1,500	1.875%—06/22/2025	1,551
		7,836
THRIFTS & MORTGAGE FINANCE—0.3%
	Nationwide Building Society
5,300	4.363%—08/01/2024[1,7]	5,747
TOBACCO—0.3%
	Altria Group Inc.
1,600	2.350%—05/06/2025	1,689
	Japan Tobacco Inc. MTN[5]
5,000	2.000%—04/13/2021	5,026
		6,715
TRADING COMPANIES & DISTRIBUTORS—0.4%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2,000	3.500%—05/26/2022	2,033
	Aviation Capital Group LLC
5,300	4.125%—08/01/2025[1]	5,181
		7,214
TRANSPORTATION INFRASTRUCTURE—0.1%
	Central Nippon Expressway Co. Ltd.
1,150	2.849%—03/03/2022	1,183
WIRELESS TELECOMMUNICATION SERVICES—0.1%
	Sprint Communications Inc.
800	6.000%—11/15/2022	857
	Sprint Corp.
1,390	7.250%—09/15/2021	1,450
		2,307
TOTAL CORPORATE BONDS & NOTES
(Cost $809,505)		833,821

ESCROW— 0.0%
(Cost $12)
Shares
36,000	General Motors Co. Escrow	— [x]

13

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

FOREIGN GOVERNMENT OBLIGATIONS—5.0%
Principal Amount			Value
		Abu Dhabi Government International Bond MTN[5]
	$3,600	3.125%—04/16/2030[1]	$ 4,014
		Brazil Letras Do Tesouro Nacional
BRL	218,000	0.000%—04/01/2021-10/01/2021[8]	37,300
		Israel Government International Bond
	$4,800	2.750%—07/03/2030	5,257
	4,600	3.875%—07/03/2050	5,350
			10,607
		Japan International Cooperation Agency
	6,900	2.750%—04/27/2027	7,657
		Peruvian Government International Bond
	5,600	2.783%—01/23/2031	6,079
PER	5,600	8.200%—08/12/2026	2,084
			8,163
		Province of Ontario Canada
CAD	5,600	3.150%—06/02/2022	4,391
		Province of Quebec Canada
	3,800	3.500%—12/01/2022	3,039
	13,900	4.250%—12/01/2021	10,882
			13,921
		Provincia de Buenos Aires/Government Bonds
ARS	310	33.381% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.750) 04/12/2025[1]	3
		Qatar Government International Bond
	$5,500	3.375%—03/14/2024	5,934
	2,000	4.500%—01/20/2022	2,095
			8,029
		Republic of Peru
PER	8,600	5.940%—02/12/2029	2,823
	15,000	6.350%—08/12/2028	5,059
			7,882
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $106,157)			101,967

MORTGAGE PASS-THROUGH—44.4%
		Federal Home Loan Mortgage Corp.
	$981	2.000%—07/01/2050-08/01/2050	1,012
	22	2.673% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 2.250) 08/01/2035[3]	22
	5,900	2.700%—08/01/2023	5,946
	2	3.469% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 2.209) 06/01/2024[3]	2
	775	3.500%—01/01/2026-02/01/2035	820
	4,165	4.000%—03/01/2025-01/01/2049	4,450
	260	4.500%—12/01/2040-09/01/2041	292
	723	5.500%—02/01/2038-07/01/2038	843
	2,607	6.000%—01/01/2029-05/01/2040	3,066
			16,453
		Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
	17,631	1.224%—08/25/2022[3]	307
		Federal Home Loan Mortgage Corp. REMIC[9]
	5,254	0.505% (1 Month USD Libor + 0.700) 08/15/2040-10/15/2040[3]	5,262
	3,819	0.548% (1 Month USD Libor + 0.400) 06/15/2041[3]	3,844
MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
$14	0.598% (1 Month USD Libor + 0.450) 11/15/2030[3]	$ 14
16	8.000%—08/15/2022	17
—	9.000%—12/15/2020	—
		9,137
	Federal Home Loan Mortgage Corp. Structured Pass Through Certificates
	Series T-63 Cl. 1A1
73	2.220% (Fed 12 Month Treasury Average Constant Maturity Treasury + 1.200) 02/25/2045[3]	74
	Series E3 Cl. A
18	3.985%—08/15/2032[3]	19
		93
	Federal National Mortgage Association
144	2.283% (Fed 12 Month Treasury Average Constant Maturity Treasury + 1.400) 10/01/2040[3]	145
5,177	2.310%—08/01/2022	5,295
433	2.643% (12 Month USD Libor + 3.367) 05/01/2035-08/01/2035[3]	439
443	2.693% (12 Month USD Libor + 1.715) 06/01/2035[3]	465
106	3.000%—02/01/2021-11/01/2025	111
11,466	3.500%—10/01/2021-04/01/2045	12,191
18,717	4.000%—09/01/2023-06/01/2049	20,240
5,828	4.500%—12/01/2020-10/01/2042	6,292
1,860	5.000%—10/01/2031-06/01/2044	2,093
19,019	5.500%—01/01/2025-09/01/2041	22,189
6,139	6.000%—07/01/2023-06/01/2040	7,115
		76,575
	Federal National Mortgage Association REMIC[9]
	Series 2015-38 Cl. DF
3,198	0.465% (1 Month USD Libor + 0.310) 06/25/2055[3]	3,189
	Series 2020-M1 Cl. A2
4,400	2.444%—10/25/2029	4,691
	Series 2006-5 Cl. 3A2
41	3.059%—05/25/2035[3]	42
	Series 2011-98 Cl. ZL
73,665	3.500%—10/25/2041	77,688
	Series 2003-25 Cl. KP
368	5.000%—04/25/2033	420
	Series 2003-W1 Cl. 1A1
137	5.226%—12/25/2042[3]	151
		86,181
	Federal National Mortgage Association TBA[10]
117,000	2.000%—01/14/2051	120,126
178,500	2.500%—12/14/2050-01/14/2051	185,615
157,300	3.000%—12/12/2049	164,453
64,900	3.500%—11/13/2049-12/12/2049	68,547
3,600	4.500%—11/13/2048	3,894
1,000	5.500%—12/13/2048	1,113
		543,748
	Government National Mortgage Association
1,650	3.000%—11/15/2049	1,712
4,194	5.000%—08/15/2033-11/20/2049	4,696
		6,408

14

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
	Government National Mortgage Association II
$65	2.250% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 08/20/2022-07/20/2027[3]	$ 67
16	2.875% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 05/20/2024[3]	16
200	3.000% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 01/20/2025-02/20/2032[3]	209
64	3.125% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 10/20/2025-11/20/2029[3]	66
3,489	4.000%—06/20/2047	3,770
6,894	4.500%—06/20/2048-02/20/2049	7,435
11,589	5.000%—01/20/2049-10/20/2049	12,555
		24,118
	Government National Mortgage Association II TBA[10]
600	3.000%—12/19/2049	626
10,000	3.500%—12/21/2046	10,544
3,100	4.000%—11/21/2046	3,297
86,500	4.500%—11/20/2049	92,808
		107,275
	Government National Mortgage Association TBA[10]
5,000	4.000%—11/20/2047	5,278
23,500	5.000%—11/19/2048	25,720
		30,998
TOTAL MORTGAGE PASS-THROUGH
(Cost $892,046)		901,293

MUNICIPAL BONDS—0.5%
	Chicago Transit Authority
75	6.300%—12/01/2021	77
	City of Chicago, IL
816	7.750%—01/01/2042	874
	New Jersey Transportation Trust Fund Authority
1,400	2.551%—06/15/2023	1,413
	New York State Urban Development Corp.
3,900	1.496%—03/15/2027	3,903
	University of California
3,600	1.316%—05/15/2027	3,598
TOTAL MUNICIPAL BONDS
(Cost $9,775)		9,865

PREFERRED STOCKS—1.0%
Shares		Value
656,033	AT&T Mobility II LLC	$ 17,513[x]
3,000,000	Depository Trust & Clearing Corp.[1]	2,851
TOTAL PREFERRED STOCKS
(Cost $20,730)		20,364

U.S. GOVERNMENT OBLIGATIONS—18.8%
Principal Amount
	U.S. Treasury Bonds
$32,500	2.500%—02/15/2045	38,685
7,300	2.875%—05/15/2043-08/15/2045	9,272
5,700	3.000%—02/15/2048	7,466
70,000	3.125%—08/15/2044	92,307
13,400	3.375%—05/15/2044	18,330
4,200	4.250%—05/15/2039	6,263
		172,323
	U.S. Treasury Notes
52,500	1.375%—08/15/2050	48,948
21,000	1.750%—09/30/2022[11]	21,643
25,100	1.875%—07/31/2022[11]	25,857
41,000	2.000%—08/31/2021	41,635
49,500	2.000%—10/31/2021-12/31/2021[11]	50,543
18,800	2.625%—02/15/2029	21,619
		210,245
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $355,810)		382,568

SHORT-TERM INVESTMENTS—0.8%
(Cost $16,200)
REPURCHASE AGREEMENTS
16,200	Repurchase Agreement with HSBC dated October 30, 2020 due November 02, 2020 at 0.110% collateralized by U.S. Treasury Notes (value $16,516)	16,200
TOTAL INVESTMENTS—132.1%
(Cost $2,617,546)		2,681,096
CASH AND OTHER ASSETS, LESS LIABILITIES—(32.1)%		(651,093)
TOTAL NET ASSETS—100.0%		$2,030,003

FUTURES CONTRACTS
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Futures (Short)	10	12/08/2020	EUR 1,761	$ (29)
Euro-Buxl Futures (Long)	16	12/08/2020	3,660	273
U.S. Treasury Bond Futures 30 year (Short)	178	12/21/2020	$ 30,699	386
U.S. Treasury Note Futures 5 year (Short)	428	12/31/2020	53,757	97
U.S. Treasury Note Futures 10 year (Long)	308	12/21/2020	42,571	(292)
15

Harbor Bond Fund
Portfolio of Investments—Continued

FUTURES CONTRACTS—Continued
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Ultra U.S. Treasury Bond Futures 30 year (Long)	1	12/21/2020	$ 215	$ (8)
Total Futures Contracts				$ 427

WRITTEN OPTIONS
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Federal National Mortgage Association Future Option 30 year (Call)	JP Morgan Chase Bank NA	$ 101.34	12/07/2020	9,900,000	$ 49	$ (46)
Federal National Mortgage Association Future Option 30 year (Call)	JP Morgan Chase Bank NA	102.44	11/05/2020	6,100,000	45	(47)
Federal National Mortgage Association Future Option 30 year (Call)	JP Morgan Chase Bank NA	103.46	12/07/2020	13,700,000	43	(32)
Federal National Mortgage Association Future Option 30 year (Call)	JP Morgan Chase Bank NA	103.94	12/07/2020	6,000,000	12	(9)
Federal National Mortgage Association Future Option 30 year (Put)	JP Morgan Chase Bank NA	99.94	11/05/2020	7,200,000	50	(20)
Federal National Mortgage Association Future Option 30 year (Put)	JP Morgan Chase Bank NA	101.94	12/07/2020	6,000,000	22	(8)
Federal National Mortgage Association Future Option 30 year (Put)	JP Morgan Chase Bank NA	102.44	11/05/2020	6,100,000	45	(4)
Federal National Mortgage Association Future Option 30 year (Put)	JP Morgan Chase Bank NA	102.46	12/07/2020	13,700,000	67	(34)
Total Written Options Not Settled Through Variation Margin					333	(200)
Total Written Options					$333	$(200)

FORWARD CURRENCY CONTRACTS
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	BRL 109,000	$ 19,362	04/05/2021	$ 471
JP Morgan Chase Bank NA	BRL 109,000	$ 19,165	10/04/2021	536
Barclays Bank plc	$ 1,699	GBP 1,297	11/17/2020	(19)
Barclays Bank plc	GBP 4,329	$ 5,714	11/17/2020	105
Citibank NA	GBP 1,647	$ 2,163	11/17/2020	29
HSBC Bank USA NA	GBP 65,601	$ 85,792	11/17/2020	796
BNP Paribas SA	$ 3,750	CAD 4,990	11/03/2020	(4)
HSBC Bank USA NA	$ 4,738	CAD 6,315	11/03/2020	2
JP Morgan Chase Bank NA	$ 3,490	CAD 4,666	11/03/2020	13
UBS AG	$ 7,167	CAD 9,518	11/03/2020	(24)
BNP Paribas SA	CAD 4,990	$ 3,750	12/02/2020	4
Citibank NA	CAD 25,490	$ 19,055	11/03/2020	(77)
HSBC Bank USA NA	CAD 6,315	$ 4,738	12/02/2020	(2)
JP Morgan Chase Bank NA	CAD 4,666	$ 3,490	12/02/2020	(13)
UBS AG	CAD 9,518	$ 7,167	12/02/2020	22
BNP Paribas SA	EUR 922	$ 9,081	11/17/2020	138
JP Morgan Chase Bank NA	EUR 2,340	$ 10,787	11/17/2020	192
UBS AG	EUR 6,007	$ 19,342	11/17/2020	325
BNP Paribas SA	$ 133	INR 10,030	12/16/2020	1
JP Morgan Chase Bank NA	JPY 156,600	$ 1,475	11/17/2020	(21)
Total Forward Currency Contracts				$2,474

INTEREST RATE SWAP AGREEMENTS
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Brazil CETIP Interbank Deposit	Pay	3.360%	At maturity	01/03/2022	BRL 924,000	$ 27	$ 324	$ (297)
LCH Group	SONIA O/N Deposit Rates Swap	Receive	1.000	Annual	12/16/2050	GBP 27,300	(1,394)	(3,205)	1,811
16

Harbor Bond Fund
Portfolio of Investments—Continued

INTEREST RATE SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300%	Semi-annual	03/18/2026	JPY 10,510,000	$(1,825)	$ (564)	$(1,261)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/18/2026	5,900,000	(1,014)	(350)	(664)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.095)	Semi-annual	09/13/2026	1,190,000	(47)	—	(47)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.092)	Semi-annual	09/13/2026	590,000	(22)	—	(22)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.068)	Semi-annual	09/18/2026	990,000	(25)	—	(25)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.062)	Semi-annual	09/18/2026	1,580,000	(35)	(1)	(34)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.064)	Semi-annual	09/19/2026	595,000	(14)	—	(14)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.063)	Semi-annual	09/19/2026	595,000	(13)	—	(13)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.087)	Semi-annual	09/20/2026	297,000	(11)	—	(11)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.097)	Semi-annual	09/24/2026	723,000	(31)	1	(32)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	09/20/2027	2,180,000	(449)	(113)	(336)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/20/2028	1,020,000	(219)	73	(292)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.380	Semi-annual	06/18/2028	5,480,000	1,574	209	1,365
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.399	Semi-annual	06/18/2028	770,000	(232)	—	(232)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.450	Semi-annual	03/20/2029	660,000	(231)	(49)	(182)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.036	Semi-annual	03/10/2038	196,000	(61)	—	(61)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.040	Semi-annual	03/10/2038	196,000	(59)	—	(59)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.750	Semi-annual	03/20/2038	1,204,000	(1,048)	(15)	(1,033)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.800	Semi-annual	10/22/2038	220,000	(211)	—	(211)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.705	Semi-annual	10/31/2038	640,000	(531)	40	(571)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.785	Semi-annual	11/12/2038	320,000	(309)	1	(310)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.750	Semi-annual	12/20/2038	1,847,800	(1,663)	100	(1,763)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.122	Semi-annual	08/22/2039	1,310,000	(299)	107	(406)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.123	Semi-annual	08/22/2039	1,020,000	(233)	27	(260)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.103	Semi-annual	08/28/2039	190,000	(50)	—	(50)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	1.000	Semi-annual	03/21/2048	230,000	373	561	(188)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.800	Semi-annual	08/22/2023	$ 86,000	6,517	(1,932)	8,449
CME Group	Federal Funds Effective Rate US	Pay	0.184	Quarterly	10/21/2025	123	123	123	—
CME Group	USD-SOFR-COMPOUND	Receive	1.000	Quarterly	10/21/2025	123	123	123	—
Centrally Cleared Interest Rate Swaps									3,251
Interest Rate Swaps									$ 3,251
17

Harbor Bond Fund
Portfolio of Investments—Continued

CREDIT DEFAULT SWAP AGREEMENTS
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount (000s)[e]	Value [f] (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Rolls-Royce PLC 2.125% due 06/18/2021	Sell	1.000%	06/20/2025	4.342%	Quarterly	EUR 5,000	$(796)	$(892)	$ 96
ICE Group	TESCO PLC 6.000% due 12/14/2029	Sell	1.000	06/20/2022	0.270	Quarterly	EUR 2,300	36	(112)	148
ICE Group	AT&T Inc. 2.450% due 06/30/2020	Sell	1.000	12/20/2020	0.335	Quarterly	$ 3,100	7	21	(14)
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	12/20/2023	0.926	Quarterly	2,700	9	(120)	129
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	06/20/2024	1.108	Quarterly	1,200	(3)	(3)	—
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	12/20/2024	1.244	Quarterly	2,600	(23)	(37)	14
ICE Group	The Boeing Company 8.750% due 08/15/2021	Sell	1.000	12/20/2020	1.523	Quarterly	5,100	2	29	(27)
Centrally Cleared Credit Default Swaps										$346
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount (000s)[e]	Value [f] (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	Equitable Holdings Inc. 3.900% due 04/20/2023	Sell	1.000%	06/20/2023	0.748%	Quarterly	$ 4,200	$33	$(114)	$ 147
Credit Default Swaps										$ 493
Total Swaps										$3,744

FIXED INCOME INVESTMENTS SOLD SHORT — (0.7)%
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 9,000	Federal National Mortgage Association TBA[10] 6.000%—11/12/2050	$ 10,271	$ (10,042)
4,400	Federal National Mortgage Association TBA[10] 5.000%—11/12/2050	4,825	(4,834)
	Total Fixed Income Investments Sold Short	$ 15,096	$ (14,876)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2020 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$185,255	$ 5,099	$190,354
Collateralized Mortgage Obligations	—	224,664	—	224,664
Corporate Bonds & Notes	—	833,821	—	833,821
Escrow	—	—	—	—
Foreign Government Obligations	—	101,967	—	101,967
Mortgage Pass-Through	—	901,293	—	901,293
Municipal Bonds	—	9,865	—	9,865
Preferred Stocks	—	2,851	17,513	20,364
U.S. Government Obligations	—	382,568	—	382,568
18

Harbor Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Short-Term Investments
Repurchase Agreements	$ —	$ 16,200	$ —	$ 16,200
Total Investments in Securities	$ —	$2,658,484	$22,612	$2,681,096
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 2,634	$ —	$ 2,634
Futures Contracts	756	—	—	756
Swap Agreements	—	12,159	—	12,159
Total Financial Derivative Instruments - Assets	$ 756	$ 14,793	$ —	$ 15,549
Liability Category
Fixed Income Investments Sold Short	$ —	$ (14,876)	$ —	$ (14,876)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (160)	$ —	$ (160)
Futures Contracts	(329)	—	—	(329)
Swap Agreements	—	(8,415)	—	(8,415)
Written Options	—	(200)	—	(200)
Total Financial Derivative Instruments - Liabilities	$(329)	$ (8,775)	$ —	$ (9,104)
Total Investments	$ 427	$2,649,626	$22,612	$2,672,665
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2020.
Valuation Description	Beginning Balance as of 11/01/2019 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2020 (000s)	Unrealized Gain/(Loss) as of 10/31/2020 (000s)
Asset-Backed Securities	$ —	$ 5,100	$ —	$ —	$—	$ (1)	$—	$—	$ 5,099	$ (1)
Bank Loan Obligations	5,198	—	(5,174)	(26)	—	2	—	—	—	—
Escrow	—	—	—	—	(3)	3	—	—	—	(12)
Preferred Stocks	—	17,744	—	—	—	(231)	—	—	17,513	(231)
	$5,198	$22,844	$(5,174)	$(26)	$ (3)	$(227)	$—	$—	$22,612	$(244)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2020 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Asset-Backed Securities
MF1 Multi Family Housing Mortgage Trust Series 2020-FL4 Cl. A	$ 5,099	Benchmarking	Base Price	$ 99.98
Escrow
General Motors Co. Escrow	—	Cash Available in Relation to Claims	Estimated Recovery Value	$ 0.00

Preferred Stocks
AT&T Mobility II LLC	$ 17,513	Market Approach	Trade Price	$ 26.70

$ 22,612
19

Harbor Bond Fund
Portfolio of Investments—Continued

*	Security in default
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2020, the aggregate value of these securities was $514,038 or 26% of net assets.
2	CLO after the name of a security stands for Collateralized Loan Obligation.
3	Variable or floating rate security; the stated rate represents the rate in effect at October 31, 2020. The variable rate for such securities may be based on the indicated reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.
4	Step coupon security; the stated rate represents the rate in effect at October 31, 2020.
5	MTN after the name of a security stands for Medium Term Note.
6	Perpetuity bond; the maturity date represents the next callable date.
7	Rate changes from fixed to variable rate at a specified date prior to its final maturity. Stated rate is fixed rate currently in effect and stated date is the final maturity date, except for perpetuity bonds.
8	Zero coupon bond
9	REMICs are collateralized mortgage obligations which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
10	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2020. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
11	At October 31, 2020, a portion of securities held by the Fund were pledged as collateral for exchange traded and centrally cleared derivatives, over-the-counter (OTC) derivatives, forward commitments, or secured borrowings (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $11,038 or 1% of net assets.
b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
f	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
PER	Peruvian Nuevosol
The accompanying notes are an integral part of the Financial Statements.
20

Harbor Convertible Securities Fund
Manager’s Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark R. Shenkman
Since 2011
Justin W. Slatky
Since 2017
Raymond F. Condon
Since 2011
Jordan N. Barrow, CFA
Since 2016
Thomas Whitley, CFA
Since 2019
Shenkman Capital has subadvised the Fund since 2011.
Investment Objective
The Fund seeks to maximize total returns (i.e., current income and capital appreciation).
Mark R. Shenkman

Justin W. Slatky

Raymond F. Condon

Jordan N. Barrow, CFA

Thomas Whitley, CFA

Management’s Discussion of
Fund Performance
Market Review
During the fiscal year ended October 31, 2020, the overall market experienced an unprecedented set of circumstances with the realization that COVID-19 had reached pandemic proportions and consequent negative effects on everyday life in both the U.S. and global economies.
After setting an interim high in the S&P 500 Index (the “S&P”) of 3,386.15 on February 19, 2020, uncertainty for the economy amid fears relating to the spreading virus and resulting volatility saw the S&P set a 12-month low of 2,237.40 on March 23, 2020.
Subsequently, spurred by optimism for the gradual reopening of the U.S. economy and buoyed by continued U.S. Federal Reserve monetary intervention and U.S. government fiscal stimulus, the S&P continued to rally over the course of the next several months before setting an all-time high of 3,580.84 on September 2, 2020, only to close the fiscal year at 3,269.96 (a gain of 9.70% for the twelve months ended October 31, 2020). The pullback from the September high was primarily due to mounting concerns for the renewal of fiscal stimulus amid an increasingly contentious U.S. presidential election and uncertainty regarding the possible contagion effect of COVID-19 due to the reopening of schools and the loosening of social distancing standards.
The highlight in the convertibles market during the fiscal year has been the increased surge of new issuance with 184 deals raising $93.8 billion. This compares favorably with the preceding three-year average issuance of 120 deals raising $46.5 billion each year. Notably, in a shift from issuers primarily in the Information Technology and Healthcare sectors looking to raise additional growth capital by selling in to a rising equity market, the new issue market has been bolstered by more mature non-traditional issuers looking to take advantage of benign monetary conditions to issue convertibles in combination with simultaneous offerings of equity and/or debt.
Performance
During the fiscal year ended October 31, 2020, Harbor Convertible Securities Fund returned 19.93% (Retirement Class), 19.63% (Institutional Class), 19.48% (Administrative Class), and 19.33% (Investor Class) while the ICE BofA U.S. Convertible Ex Mandatory Index (“V0A0” or the “Index”) returned 31.18% during the same period. Performance on a sector basis was somewhat mixed with growth-oriented sectors such as Consumer Services, Healthcare, Consumer Discretionary, and Information Technology positive, and more mature/cyclical sectors including Energy, Industrials, and Financials negative.
The principal differential between the Fund and the Index was an underweight in the most equity-like section of the marketplace (i.e., those convertibles trading with an investment premium of 100% or more). Stylistically, we tend to lighten/sell these securities due to their extreme equity sensitivity and lack of downside protection. During the fiscal year, the Fund’s average weighting in the 100% investment premium bucket was 4.64%, returning 85.47% with a contribution of +420 basis points (“bps”). The Index’s average weighting of 21.99% returned 83.78% with a contribution of +1611 bps, more than accounting for the performance differential between the Fund and the Index for the fiscal year.
The best performing industries in the Fund relative to the Index were banks, hotels & leisure, internet marketing, oil & gas, and metals and mining. In banks, the Fund had no exposure to the perpetual preferred securities of Bank of America and Wells Fargo. In hotels & leisure,
21

Harbor Convertible Securities Fund
Manager’s Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 05/01/2011 through 10/31/2020
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the ICE BofAML U.S. Convertible Ex Mandatory Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	Annualized
		5 Years	Life of Fund
Harbor Convertible Securities Fund
Retirement Class[2]	19.93%	8.87%	6.82%
Institutional Class[1]	19.63	8.77	6.77
Administrative Class[1]	19.48	8.46	6.48
Investor Class[1]	19.33	8.39	6.38
Comparative Index
ICE BofA U.S. Convertible Ex Mandatory[1]	31.18%	14.10%	11.07%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.69% (Net) and 0.74% (Gross) (Retirement Class), 0.77% (Net) and 0.82% (Gross) (Institutional Class), 1.02% (Net) and 1.07% (Gross) (Administrative Class), and 1.14% (Net) and 1.19% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
the Fund benefitted primarily by having sold its position in Carnival Corporation. Internet marketing contributed to relative performance as a result of an overweight position in Etsy, an e-commerce provider of handmade and vintage items, and an out of Index position in MercadoLibre, an online trading site for the Latin American markets. Each of these companies was the beneficiary of the stay/work at home phenomenon. In oil & gas, the Fund benefited from having no exposure to Chesapeake Energy (which filed for bankruptcy) and metals and mining, which had an Index return of -10.01%.
The Fund’s underweight in automobiles significantly detracted from relative performance during the fiscal year. The Fund sold its remaining position in Tesla during the second calendar quarter due to its extreme equity sensitivity. Tesla, with three tranches outstanding, each trading at a multiple of par with an average Index weight of 6.04%, returned 407.52% and contributed +1066 bps, or 34.2% of the Index’s fiscal year return. The average weight for Tesla in the Fund during the fiscal year was 0.45% with a 280.92% return and a contribution of +144 bps. The software, semiconductors, biotechnology, and healthcare technology industries also detracted from relative performance. Although each of these industries had a positive total return and a combined contribution of +927 bps, or 47.2% of the Fund’s fiscal year performance, each of these industries had a negative attribution effect due to underweights or lack of exposure to the most equity-like tranches in their respective industries.
The resurgence of the convertible new issue calendar, combined with the sustained rally in underlying equities, has provided the Fund with opportunities to sell securities with declining or diminishing optionality, lighten or sell positions that had materially appreciated, and to further diversify the Fund by selectively adding what we believed were credit worthy names with a balanced convertible profile.
Outlook & Strategy
Given recent market upheaval and renewed volatility, we continue to believe that prospects remain constructive for convertible securities. Prospects include the balanced posture of the current convertible market with an emphasis on credit, primary issuer base with long term growth characteristics, and the new issue conduit for backed up corporate and/or equity issuers looking to shore up their balance sheets.

1	The “Life of Fund” return as shown reflects the period 05/01/2011 through 10/31/2020.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
22

Harbor Convertible Securities Fund
Portfolio of Investments—October 31, 2020

SECTOR ALLOCATION (% of investments) - Unaudited
Portfolio of Investments
 Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—97.5%
Principal Amount		Value
AIRLINES—0.8%
	Southwest Airlines Co.
$930	1.250%—05/01/2025	$ 1,256
AUTO COMPONENTS—0.5%
	CIE Generale des Etablissements Michelin SCA
800	0.000%—01/10/2022[1]	790
AUTOMOBILES—0.6%
	Winnebago Industries Inc.
864	1.500%—04/01/2025[2]	893
BANKS—0.4%
	BofA Finance LLC MTN[3]
643	0.250%—05/01/2023	640
BIOTECHNOLOGY—3.9%
	BioMarin Pharmaceutical Inc.
2,515	0.599%—08/01/2024	2,593
	Coherus Biosciences Inc.
586	1.500%—04/15/2026[2]	659
	Exact Sciences Corp.
756	0.375%—03/15/2027	996
382	1.000%—01/15/2025	680
		1,676
	Ionis Pharmaceuticals Inc.
560	0.125%—12/15/2024[2]	520
	Neurocrine Biosciences Inc.
414	2.250%—05/15/2024	581
		6,029
CAPITAL MARKETS—0.9%
	Ares Capital Corp.
1,191	3.750%—02/01/2022	1,200
233	4.625%—03/01/2024	243
		1,443
COMMUNICATIONS EQUIPMENT—1.6%
	InterDigital Inc.
612	2.000%—06/01/2024	628
	Lumentum Holdings Inc.
1,583	0.500%—12/15/2026[2]	1,784
		2,412
CONVERTIBLE BONDS—Continued
Principal Amount		Value
CONSTRUCTION & ENGINEERING—1.0%
	Vinci SA
$1,400	0.375%—02/16/2022	$ 1,483
CONSUMER FINANCE—0.3%
	LendingTree Inc.
423	0.500%—07/15/2025[2]	422
DIVERSIFIED CONSUMER SERVICES—1.0%
	Chegg Inc.
1,583	0.000%—09/01/2026[1,2]	1,605
DIVERSIFIED TELECOMMUNICATION SERVICES—2.2%
	Liberty Broadband Corp.
1,124	2.750%—09/30/2050[2]	1,208
	Liberty Latin America Ltd.
1,999	2.000%—07/15/2024	1,753
	Vonage Holdings Corp.
410	1.750%—06/01/2024	402
		3,363
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.7%
	II-VI Inc.
919	0.250%—09/01/2022	1,100
ENTERTAINMENT—7.3%
	Bilibili Inc.
1,277	1.250%—06/15/2027[2]	1,634
	iQIYI Inc.
868	2.000%—04/01/2025	874
	Liberty Media Corp.
702	1.000%—01/30/2023	835
251	1.375%—10/15/2023	282
2,061	2.125%—03/31/2048[2]	2,095
		3,212
	Live Nation Entertainment Inc.
1,499	2.000%—02/15/2025[2]	1,317
1,387	2.500%—03/15/2023	1,490
		2,807
	Sea Ltd.
522	2.375%—12/01/2025[2]	995

23

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

 Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
ENTERTAINMENT—Continued
	Zynga Inc.
$1,335	0.250%—06/01/2024	$ 1,685
		11,207
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.6%
	IH Merger Sub LLC
729	3.500%—01/15/2022	927
HEALTH CARE EQUIPMENT & SUPPLIES—5.3%
	CONMED Corp.
975	2.625%—02/01/2024	1,115
	Dexcom Inc.
1,466	0.250%—11/15/2025[2]	1,417
	Insulet Corp.
1,406	0.375%—09/01/2026	1,724
281	1.375%—11/15/2024	677
		2,401
	Integra Lifesciences Holdings Corp.
808	0.500%—08/15/2025[2]	741
	Nuvasive Inc.
1,881	1.000%—06/01/2023[2]	1,782
	Tandem Diabetes Care Inc.
564	1.500%—05/01/2025[2]	710
		8,166
HEALTH CARE TECHNOLOGY—1.9%
	Allscripts Healthcare Solutions Inc.
1,209	0.875%—01/01/2027[2]	1,233
	Tabula Rasa Healthcare Inc.
364	1.750%—02/15/2026[2]	320
	Teladoc Health Inc.
1,205	1.250%—06/01/2027[2]	1,409
		2,962
HOTELS, RESTAURANTS & LEISURE—2.7%
	Huazhu Group Ltd.
1,145	3.000%—05/01/2026[2]	1,323
	Marriott Vacations Worldwide Corp.
2,027	1.500%—09/15/2022	2,005
	NCL Corp. Ltd.
678	5.375%—08/01/2025[2]	788
		4,116
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.6%
	SolarEdge Technologies Inc.
770	0.000%—09/15/2025[1,2]	948
INTERACTIVE MEDIA & SERVICES—4.8%
	IAC FinanceCo 3 Inc.
1,103	2.000%—01/15/2030[2]	1,762
	K12 Inc.
998	1.125%—09/01/2027[2]	821
	Snap Inc.
509	0.750%—08/01/2026	949
	Twitter Inc.
1,429	0.250%—06/15/2024	1,564
	Zillow Group Inc.
1,438	2.750%—05/15/2025	2,262
		7,358
CONVERTIBLE BONDS—Continued
Principal Amount		Value
INTERNET & DIRECT MARKETING RETAIL—5.1%
	Booking Holdings Inc.
$1,691	0.750%—05/01/2025[2]	$ 2,123
	Etsy Inc.
476	0.125%—10/01/2026	748
1,275	0.125%—09/01/2027[2]	1,327
		2,075
	Fiverr International Ltd.
595	0.000%—11/01/2025[1,2]	611
	MercadoLibre Inc.
382	2.000%—08/15/2028	1,075
	Shopify Inc.
502	0.125%—11/01/2025	552
	Wayfair Inc.
1,438	0.625%—10/01/2025[2]	1,378
		7,814
IT SERVICES—8.5%
	Akamai Technologies Inc.
693	0.125%—05/01/2025	813
1,625	0.375%—09/01/2027	1,741
		2,554
	Euronet Worldwide Inc.
1,576	0.750%—03/15/2049	1,520
	Insight Enterprises Inc.
1,217	0.750%—02/15/2025	1,247
	KBR Inc.
632	2.500%—11/01/2023	702
	Nice Ltd.
1,472	0.000%—09/15/2025[1,2]	1,506
	Okta Inc.
1,860	0.375%—06/15/2026[2]	2,111
	Parsons Corp.
840	0.250%—08/15/2025[2]	821
	Sabre GLBL Inc.
299	4.000%—04/15/2025[2]	353
	Square Inc.
993	0.125%—03/01/2025[2]	1,462
	Wix.com Ltd.
845	0.000%—08/15/2025[1,2]	830
		13,106
LIFE SCIENCES TOOLS & SERVICES—1.2%
	Illumina Inc.
1,154	0.000%—08/15/2023[1]	1,228
227	0.500%—06/15/2021	281
		1,509
	Repligen Corp.
269	0.375%—07/15/2024	420
		1,929
MACHINERY—1.5%
	Fortive Corp.
761	0.875%—02/15/2022	760
	Greenbrier Cos. Inc.
866	2.875%—02/01/2024	785
	Meritor Inc.
708	3.250%—10/15/2037	770
		2,315

24

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

 Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
MEDIA—2.1%
	Dish Network Corp.
$3,061	3.375%—08/15/2026	$ 2,713
	Liberty Interactive LLC
168	1.750%—09/30/2046[2]	301
	Pandora Media LLC
269	1.750%—12/01/2023	305
		3,319
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—1.6%
	Blackstone Mortgage Trust Inc.
2,362	4.750%—03/15/2023	2,286
	Starwood Property Trust Inc.
165	4.375%—04/01/2023	159
		2,445
OIL, GAS & CONSUMABLE FUELS—2.3%
	Equities Corp.
773	1.750%—05/01/2026[2]	991
	Pioneer Natural Resource Co.
717	0.250%—05/15/2025[2]	768
	Total SA MTN[3]
1,800	0.500%—12/02/2022	1,772
		3,531
PERSONAL PRODUCTS—0.5%
	Herbalife Nutrition Ltd.
816	2.625%—03/15/2024	814
PHARMACEUTICALS—2.5%
	Ironwood Pharmaceuticals Inc.
460	0.750%—06/15/2024	470
451	1.500%—06/15/2026	462
		932
	Jazz Investments I Ltd.
200	1.500%—08/15/2024	205
1,857	2.000%—06/15/2026[2]	2,231
		2,436
	Supernus Pharmaceuticals Inc.
448	0.625%—04/01/2023	416
		3,784
PROFESSIONAL SERVICES—0.5%
	FTI Consulting Inc.
660	2.000%—08/15/2023	781
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.3%
	Redfin Corp.
437	0.000%—10/15/2025[1,2]	412
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.9%
	Enphase Energy Inc.
1,159	0.250%—03/01/2025[2]	1,661
	Inphi Corp.
511	0.750%—04/15/2025[2]	656
	Microchip Technology Inc.
1,673	1.625%—02/15/2027	2,607
	ON Semiconductor Corp.
1,887	1.625%—10/15/2023	2,693
	Silicon Laboratories Inc.
1,934	0.625%—06/15/2025[2]	2,160
CONVERTIBLE BONDS—Continued
Principal Amount		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
	STMicroelectronics NV
$600	0.250%—07/03/2024	$ 925
		10,702
SOFTWARE—23.3%
	Altair Engineering Inc.
298	0.250%—06/01/2024	336
	Alteryx Inc.
773	0.500%—08/01/2024	808
326	1.000%—08/01/2026	341
		1,149
	Atlassian Inc.
161	0.625%—05/01/2023	378
	Blackline Inc.
1,014	0.125%—08/01/2024	1,496
	Coupa Software Inc.
835	0.375%—06/15/2026[2]	973
	CyberArk Software Ltd.
1,599	0.000%—11/15/2024[1,2]	1,539
	Datadog Inc.
759	0.125%—06/15/2025[2]	952
	DocuSign Inc.
107	0.500%—09/15/2023	304
	Envestnet Inc.
498	0.750%—08/15/2025[2]	500
686	1.750%—06/01/2023	873
		1,373
	FireEye Inc.
1,094	0.875%—06/01/2024	1,053
	Five9 Inc.
979	0.500%—06/01/2025[2]	1,300
	HubSpot Inc.
562	0.375%—06/01/2025[2]	706
	J2 Global Inc.
423	1.750%—11/01/2026[2]	380
448	3.250%—06/15/2029	509
		889
	Medallia Inc.
1,163	0.125%—09/15/2025[2]	1,201
	New Relic Inc.
257	0.500%—05/01/2023	248
	NortonLifeLock Inc.
775	2.000%—08/15/2022[2]	921
	Nuance Communications Inc.
716	1.000%—12/15/2035	1,020
	Palo Alto Networks Inc.
2,154	0.750%—07/01/2023	2,315
	Pegasystems Inc.
1,410	0.750%—03/01/2025[2]	1,576
	Proofpoint Inc.
1,111	0.250%—08/15/2024	1,077
	Q2 Holdings Inc.
547	0.750%—06/01/2026	679
	Rapid7 Inc.
1,180	2.250%—05/01/2025[2]	1,493
	Realpage Inc.
1,042	1.500%—05/15/2025	1,076
	RingCentral Inc.
2,484	0.000%—03/01/2025-03/15/2026[1,2]	2,578
	Sailpoint Technologies Holdings Inc.
697	0.125%—09/15/2024[2]	1,101

25

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

 Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
SOFTWARE—Continued
	Slack Technologies Inc.
$823	0.500%—04/15/2025[2]	$ 943
	Splunk Inc.
160	0.500%—09/15/2023	231
1,707	1.125%—06/15/2027[2]	1,887
		2,118
	Varonis System Inc.
690	1.250%—08/15/2025[2]	990
	Workday Inc.
607	0.250%—10/01/2022	916
	Workiva Inc.
652	1.125%—08/15/2026	649
	Zendesk Inc.
1,046	0.625%—06/15/2025[2]	1,313
	Zscaler Inc.
1,044	0.125%—07/01/2025[2]	1,213
		35,875
SPECIALTY RETAIL—3.2%
	American Eagle Outfitter Inc.
483	3.750%—04/15/2025[2]	850
	Burlington Stores Inc.
1,387	2.250%—04/15/2025[2]	1,594
CONVERTIBLE BONDS—Continued
Principal Amount		Value
SPECIALTY RETAIL—Continued
	Guess Inc.
$573	2.000%—04/15/2024	$ 469
	National Vision Holdings
611	2.500%—05/15/2025[2]	900
	RH
599	0.000%—06/15/2023[1]	1,078
		4,891
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.9%
	Pure Storage Inc.
1,357	0.125%—04/15/2023	1,331
TOTAL CONVERTIBLE BONDS
(Cost $137,069)		150,169
TOTAL INVESTMENTS—97.5%
(Cost $137,069)		150,169
CASH AND OTHER ASSETS, LESS LIABILITIES—2.5%		3,897
TOTAL NET ASSETS—100.0%		$154,066

FAIR VALUE MEASUREMENTS
All investments at October 31, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2020 or 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Zero coupon bond
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2020, the aggregate value of these securities was $72,998 or 47% of net assets.
3	MTN after the name of a security stands for Medium Term Note.
The accompanying notes are an integral part of the Financial Statements.
26

Harbor Core Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Income Research + Management
100 Federal Street
30th Floor
Boston, MA 02110
Portfolio Managers
William A. O’Malley, CFA
Since 2018
James E. Gubitosi, CFA
Since 2018
Sarah Kilpatrick
Since 2018
IR+M has subadvised the Fund since 2018.
Investment Objective
The Fund seeks total return.
William A. O’Malley, CFA

James E. Gubitosi, CFA

Sarah Kilpatrick

Management’s Discussion of
Fund Performance
Market Review
In late 2019, firm market tone and positive sentiment elevated risk assets. At the October meeting, the Federal Reserve (Fed cut the federal funds target range by 25 basis points (bps) for the third time that year. A stabilization in global tensions pushed yields higher. In the beginning of 2020, volatility took center stage as the world’s response to the novel coronavirus outbreak led to global recession concerns, straining liquidity in the fixed-income market. The Fed cut the funds rate twice by a total of 150 bps to a target range of 0.0-0.25%. Additionally, the Fed initiated several bond-buying programs aimed at alleviating liquidity pressure in the bond market. During the first quarter of 2020, the sharp drop in energy prices, combined with recession concerns, drove down inflation expectations, and the 5-year breakeven rate declined by 116 bps to 0.53%. As states prematurely opened the economic rebound was mixed. The Fed not only expressed a willingness to extend current accommodations for as long as needed, but also announced that it would allow inflation to moderately surpass its 2% target following extended periods of sub-2% inflation. Congress remained locked in an impasse on a fourth stimulus package amid signs of an improving economy. Equity markets reached new highs, but as global coronavirus cases climbed, tensions between the U.S. and China escalated, and the U.S. presidential election came into focus, the rally in risk assets began to lose steam. The varied tone pushed the Treasury curve modestly steeper, with the 10-year and 30-year rate, closing the fiscal year at 0.88% and 1.66%, respectively. Investment-grade corporate supply totaled roughly $80 billion in October, above expectations of $75 billion, but less than half of the prior month’s total. Investment-grade corporate spreads ended October at 125 bps, and fixed income largely outperformed equities, as investor demand remained robust despite higher-than-expected supply and a softer market tone.
Performance
During the year ended October 31, 2020, Harbor Core Bond Fund returned 7.36% (Retirement Class) and 7.28% (Institutional Class) outperforming the Bloomberg Barclays U.S. Aggregate Bond Index, with the index posting positive absolute returns of 6.19%.
On an absolute basis, the portfolio’s allocation to credit contributed the most to its one-year return. More specifically, the portfolio’s exposure to the Industrials, Financials and Utilities sectors were the top performers. Additionally, the portfolio’s securitized sectors performed well on an absolute basis and provided nice diversification and stability amidst the periodic volatility. From a detractor perspective, a small allocation to Small Business Administrations and Taxable Munis posted negative returns. Holdings that drove positive performance in the fund included JP Morgan Chase, Toyota, and Hyundai Capital America, while detractors included Occidental Petroleum, United Airlines and American Airlines. We were able to opportunistically trim some of our OXY and AAL exposure during the time period.
Compared to the Bloomberg Barclays Aggregate Index, the Fund holds an approximately 24% underweight to Government securities and an overweight to spread sectors, with an approximately 8% Credit overweight and an approximately 15% Securitized overweight at the end of the reporting period.
Allocation shifts were made on the margin over the reporting period, as we took advantage of spread tightening and monetized tighter trading corporate bonds by reallocating the proceeds to, what we believe are, more attractive opportunities within the sector. Over the course of the period we also broadly brought down our Treasury and securitized allocation and took the opportunity to increase our credit exposure.
27

Harbor Core Bond Fund
Manager’s Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 06/01/2018 through 10/31/2020
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	5 Years	Annualized
			Life of Fund
Harbor Core Bond Fund
Retirement Class[1]	7.36%	N/A	7.34%
Institutional Class[1]	7.28	N/A	7.26
Comparative Index
Bloomberg Barclays U.S. Aggregate Bond[1]	6.19%	N/A	6.84%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.37% (Net) and 0.46% (Gross) (Retirement Class) and 0.45% (Net) and 0.54% (Gross) (Institutional Class). The net expense ratios reflect an expense limitation agreement effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on estimates for the current fiscal year.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Outlook & Strategy
Going forward, market participants continue to digest a deluge of data on the coronavirus outbreak, its impact on the economy, and the stimulation measures taken by central banks and policy makers around the globe. Treasury rates remain historically low, despite the expectation that the majority of a $2 trillion U.S. fiscal stimulus package will require Treasury issuance. Economic woes are expected to create headwinds for risk assets, including the potential for credit downgrades, as stay-at-home measures filter through the economy, increasing unemployment and weighing on gross domestic product.
At IR+M, we continue to believe that it is time to leverage our years of experience and security selection skills. We continue to deploy liquidity and increase credit risk in our portfolios, favoring industries and companies that we believe show resilience in tough economic conditions and represent attractive relative value, in our view.
Our portfolio construction process is focused on creating portfolios that provide attractive returns, reasonable risk exposure, and necessary liquidity. We aim to build portfolios that encompass our best ideas by purchasing attractive, inefficiently priced bonds within our risk and liquidity parameters. Going into the current environment, our strategy had been relatively conservatively positioned given corporates’ elevated leverage and rich valuations. This conservative risk posture helped our performance and allowed us to take advantage of recent spread widening and market volatility to add names we like at what we feel are attractive prices.
We are still digesting the impact of the coronavirus on the global economy. Liquidity in March was reminiscent of that during the Global Financial Crisis of 2008, and it was further challenged by structural changes to the bond market over the last decade and the need to work remotely. However, even at its most challenging, we were able to find pockets of strength to transact.
Going forward, we think there is a likelihood of continued downgrades, defaults, and unknown economic disruptions. Performance outcome rests on several factors, including powerful technicals from the Fed, rotation out of fixed income and into equity, virus behavior, and idiosyncratic risks. We believe this environment favors higher quality yield advantage and disciplined security selection. We expect to continue to deploy liquidity and increase credit risk in our portfolios, favoring industries and companies that we believe show resilience in tough economic conditions and represent attractive relative value, in our view.

1	The “Life of Fund” return as shown reflects the period 06/01/2018 through 10/31/2020.
This report contains the current opinions of Income Research + Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
28

Harbor Core Bond Fund
Portfolio of Investments—October 31, 2020

Investment Allocation (% of investments) - Unaudited
Portfolio of Investments
Value, Cost and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—11.4%
Principal Amount		Value
	Air Canada Pass-Through Trust
	Series 2015-1 Cl. A
$307	3.600%—03/15/2027[1]	$ 290
	American Airlines Pass-Through Trust
	Series 2015-1 Cl. A
542	3.375%—05/01/2027	410
	Series 2013-2 Cl. A
33	4.950%—01/15/2023	28
		438
	AMSR Trust
	Series 2020-SFR4 Cl. A
479	1.355%—11/17/2037[1]	480
	CF Hippolyta Issuer LLC
	Series 2020-1 Cl. A1
335	1.690%—07/15/2060[1]	339
	CNH Equipment Trust
	Series 2018-A Cl. A3
375	3.120%—07/17/2023	380
	Series 2018-B Cl. A3
207	3.190%—11/15/2023	211
		591
	CVS Pass-Through Trust
267	5.773%—01/10/2033[1]	305
119	5.880%—01/10/2028	134
	Series 2009 Cl. CE
501	8.353%—07/10/2031[1]	657
		1,096
	DB Master Finance LLC
	Series 2017-1A Cl. A2I
244	3.629%—11/20/2047[1]	251
173	3.787%—05/20/2049[1]	179
		430
	Delta Air Lines Pass-Through Trust
	Series 2015-1 Cl. AA
282	3.625%—07/30/2027	283
	DLL Securitization Trust
	Series 2017-A Cl. A3
24	2.140%—12/15/2021[1]	24
	Domino's Pizza Master Issuer LLC
	Series 2017-1A Cl. A2I
243	1.465% (3 Month USD Libor + 1.360) 07/25/2047[1,2]	244
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Series 2019-1A Cl. A2
$59	3.668%—10/25/2049[1]	$ 63
		307
	FirstKey Homes Trust
	Series 2020-SFR2 Cl. A
364	1.266%—10/19/2037	362
	Series 2020-SFR1 Cl. A
280	1.339%—09/17/2025[1]	281
		643
	Ford Credit Auto Owner Trust
	Series 2020-1 Cl. A
500	2.040%—08/15/2031[1]	524
	GM Financial Automobile Leasing Trust
	Series 2019-1 Cl. A3
295	2.980%—12/20/2021	297
	Home Partners of America Trust
	Series 2020-2 Cl. A
349	1.532%—01/17/2041[1]	349 [x]
	MMAF Equipment Finance LLC
	Series 2019-A Cl. A3
334	2.840%—11/13/2023[1]	344
	Nextgear Floorplan Master Owner Trust
	Series 2019-2A Cl. A2
880	2.070%—10/15/2024[1]	904
	Progress Residential Trust
	Series 2019-SFR3 Cl. A
443	2.271%—09/17/2036[1]	452
	Sabey Data Center Issuer LLC
	Series 2020-1 Cl. A2
202	3.812%—04/20/2045[1]	209
	Stack Infrastructure Issuer LLC
	Series 2019-2A Cl. A2
185	3.080%—10/25/2044[1]	189
	Store Master Funding I-VII
	Series 2019-1 Cl. A1
169	2.820%—11/20/2049[1]	170
	Series 2018-1A Cl. A1
198	3.960%—10/20/2048[1]	208
		378
	United Airlines Pass-Through Trust
	Series 2014-1 Cl. A
756	4.000%—04/11/2026	728

29

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Vantage Data Centers LLC
	Series 2020-1A Cl. A2
$567	1.645%—09/15/2045[1]	$ 565
	Verizon Owner Trust
	Series 2019-B Cl. A1A
374	2.330%—12/20/2023	383
	Series 2018-A Cl. A1A
501	3.230%—04/20/2023	508
		891
	Wendy's Funding LLC
	Series 2019-1A Cl. A2I
174	3.783%—06/15/2049[1]	184
	Wheels SPV LLC
	Series 2017-1A Cl. A2
30	3.060%—04/20/2027[1]	30
	World Omni Auto Receivables Trust
	Series 2020-A Cl. A3
1,012	1.700%—01/17/2023	1,032
	Series 2017-B Cl. A3
195	1.950%—02/15/2023	197
	Series 2019-A Cl. A3
273	3.040%—05/15/2024	279
	Series 2018-D Cl. A3
713	3.330%—04/15/2024	730
		2,238
TOTAL ASSET-BACKED SECURITIES
(Cost $13,068)		13,203

COLLATERALIZED MORTGAGE OBLIGATIONS—12.0%
	BANK 2019-BNK16
	Series 2019-BN16 Cl. ASB
651	3.898%—02/15/2052	747
	Barclays Commerical Mortgage Securities LLC
	Series 2012-C2 Cl. A4
517	3.525%—05/10/2063	532
	BBCMS Mortgage Trust
	Series 2020-C6 Cl. A2
380	2.690%—02/15/2053	399
	Benchmark Mortgage Trust
	Series 2019-B15 Cl. A5
212	2.928%—12/15/2072	233
	BX Commercial Mortgage Trust
	Series 2019-XL Cl. A
531	1.068% (1 Month USD Libor + 0.920) 10/15/2036[1,2]	532
	CIM Trust Corp.
	Series 2020-INV1 Cl. A2
251	2.500%—04/25/2050[1,2]	258
	Commercial Mortgage Pass-Through Certificates
	Series 2014-CR14 Cl. A2
206	3.147%—02/10/2047	208
	Series 2014-CR21 Cl. A3
243	3.528%—12/10/2047	262
	Series 2014-UBS3 Cl. A3
443	3.546%—06/10/2047	475
	Series 2013-CR8 Cl. A5
502	3.612%—06/10/2046	534
		1,479
	Flagstar Mortgage Trust
	Series 2018-1 Cl. A5
39	3.500%—03/25/2048[1,2]	39
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Freddie Mac Seasoned Credit Risk Transfer Trust
	Series 2020-2 Cl. MA
$272	2.000%—11/25/2059	$ 279
	Series 2020-3 Cl. MA
315	2.000%—05/25/2060	327 [x]
	Series 2020-1 Cl. MA
303	2.500%—08/25/2059	316
	Series 2018-1 Cl. MA
217	3.000%—05/25/2057	231
	Series 2018-4 Cl. MA
563	3.500%—03/25/2058	606
	Series 2019-2 Cl. MA
318	3.500%—08/25/2058	345
		2,104
	Freddie Mac Structured Pass-Through Certificates
	Series 2020-K087 Cl. A2
268	3.771%—12/25/2028	319
	Series 2020-K082 Cl. A2
337	3.920%—09/25/2028[2]	404
		723
	FRESB Mortgage Trust
	Series 2019-SB63 Cl. A5H
314	2.550% (1 Month USD Libor + 0.918) 02/25/2039[2]	326
	GS Mortgage Backed Securities Trust
	Series 2020-INV1 Cl. A14
479	3.000%—08/25/2050[1,2]	490
	Series 2020-PJ4 Cl. A2
321	3.000%—01/25/2051[1,2]	331
	Series 2020-PJ1 Cl. A6
258	3.500%—05/25/2050[1,2]	263
		1,084
	GS Mortgage Securities Trust
	Series 2012-GCJ7 Cl. A4
324	3.377%—05/10/2045	329
	Series 2012-GC6 Cl. A3
386	3.482%—01/10/2045	393
		722
	Invitation Homes Trust
	Series 2018-SFR1 Cl. A
108	0.847% (1 Month USD Libor + 2.065) 03/17/2037[1,2]	108
	JPMBB Commercial Mortgage Securities Trust
	Series 2015-C32 Cl. A2
293	2.816%—11/15/2048	293
	JPMorgan Chase Commercial Mortgage Securities Trust
	Series 2019-COR5 Cl. A2
635	3.150%—06/13/2052	668
	Series 2012-CBX Cl. A4
293	3.483%—06/15/2045	299
		967
	JPMorgan Mortgage Trust
	Series 2016-4 Cl. A5
90	3.500%—10/25/2046[1,2]	91
	Series 2018-4 Cl. A5
128	3.500%—10/25/2048[1,2]	130
		221
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2015-C22 Cl.A4
532	3.306%—04/15/2048	575

30

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Series 2013-C11 Cl. A4
$284	4.152%—08/15/2046[2]	$ 305
		880
	Morgan Stanley Capital I Trust
	Series 2012-C4 Cl. A4
319	3.244%—03/15/2045	324
	Progress Residential Trust
	Series 2018-SFR3 Cl. A
433	3.880%—10/17/2035[1]	445
	PSMC Trust
	Series 2020-2 Cl. A2
386	3.000%—05/25/2050[1,2]	394
	Series 2019-2 Cl. A3
102	3.500%—10/25/2049[1,2]	103
		497
	Tricon American Homes Trust
	Series 2020-SFR1 Cl. A
335	1.499%—07/17/2038[1]	337
	Wells Fargo Mortgage Backed Securities Trust
	Series 2019-2 Cl. A3
—	4.000%—04/25/2049[1,2]	—
	WF RBS Commercial Mortgage Trust
	Series 2012-C10 Cl. A3
244	2.875%—12/15/2045	251
	Series 2011-C4 Cl. A4
400	4.902%—06/15/2044[1,2]	404
		655
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $13,711)		13,905

CORPORATE BONDS & NOTES—36.6%
AEROSPACE & DEFENSE—1.6%
	BAE Systems Holdings Inc.
200	3.400%—04/15/2030[1]	222
489	3.800%—10/07/2024[1]	544
		766
	General Dynamics Corp.
59	4.250%—04/01/2050	77
	Lockheed Martin Corp.
198	2.800%—06/15/2050	205
225	4.700%—05/15/2046	305
		510
	Northrop Grumman Corp.
107	5.250%—05/01/2050	153
	Textron Inc.
370	3.000%—06/01/2030	389
		1,895
AIR FREIGHT & LOGISTICS—0.4%
	FedEx Corp.
270	4.050%—02/15/2048	311
	United Parcel Service Inc.
73	5.300%—04/01/2050	105
		416
AUTOMOBILES—2.0%
	General Motors Co.
248	5.400%—10/02/2023	275
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
AUTOMOBILES—Continued
	Hyundai Capital America Co.
$468	5.750%—04/06/2023[1]	$ 519
	Toyota Motor Credit Corp. MTN[3]
572	3.000%—04/01/2025	628
197	3.375%—04/01/2030	228
		856
	Volkswagen Group of America Finance LLC
413	2.900%—05/13/2022[1]	426
240	4.625%—11/13/2025[1]	278
		704
		2,354
BANKS—4.7%
	Bank of America Corp. MTN[3]
500	3.500%—04/19/2026	560
206	4.330%—03/15/2050[4]	260
		820
	Bank of Nova Scotia
349	1.625%—05/01/2023	359
	Barclays Bank PLC
293	1.700%—05/12/2022	299
	Capital One Financial Corp.
450	3.300%—10/30/2024	488
	Citigroup Inc.
421	3.400%—05/01/2026	468
169	3.520%—10/27/2028[4]	188
279	4.412%—03/31/2031[4]	331
		987
	JPMorgan Chase & Co.
300	3.200%—01/25/2023	319
476	4.203%—07/23/2029[4]	560
330	4.493%—03/24/2031[4]	399
		1,278
	Lloyds Banking Group plc
300	2.438% (U.S. Treasury 1 Year Constant Maturity Yield + 1.071) 02/05/2026[2]	313
	PNC Bank NA
250	3.500%—06/08/2023	269
	Toronto Dominion Bank MTN[3]
600	0.750%—09/11/2025	597
		5,410
BEVERAGES—0.5%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.
358	4.900%—02/01/2046	439
	PepsiCo Inc.
145	3.625%—03/19/2050	175
		614
CAPITAL MARKETS—4.5%
	Apollo Management Holdings LP
250	4.000%—05/30/2024[1]	277
	Blackstone Holdings Finance Co. LLC
223	2.800%—09/30/2050[1]	222
205	3.150%—10/02/2027[1]	227
286	3.500%—09/10/2049[1]	310
		759

31

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CAPITAL MARKETS—Continued
	Goldman Sachs Group Inc.
$291	3.800%—03/15/2030	$ 336
420	5.750%—01/24/2022	447
		783
	KKR Group Finance Co. II LLC
456	5.500%—02/01/2043[1]	571
	KKR Group Finance Co. III LLC
140	5.125%—06/01/2044[1]	171
	Macquarie Group Ltd.
165	3.189%—11/28/2023[1,4]	173
	Macquarie Group Ltd. MTN[3]
250	4.150%—03/27/2024[1,4]	268
	Morgan Stanley MTN[3]
645	3.125%—07/27/2026	713
285	3.622%—04/01/2031[4]	327
252	3.875%—01/27/2026	286
		1,326
	State Street Corp.
110	2.901%—03/30/2026[1,4]	119 [x]
95	3.152%—03/30/2031[1,4]	108 [x]
		227
	UBS AG London
246	1.750%—04/21/2022[1]	250
	UBS Group AG
300	4.125%—04/15/2026[1]	345
		5,150
CONSUMER FINANCE—1.3%
	American Express Co.
250	3.375%—05/17/2021	254
150	3.400%—02/27/2023	160
		414
	GE Capital International Funding Co. Unlimited Co.
415	2.342%—11/15/2020	415
	General Motors Financial Co. Inc.
444	4.150%—06/19/2023	473
	Mastercard Inc.
130	3.350%—03/26/2030	151
71	3.850%—03/26/2050	88
		239
		1,541
DIVERSIFIED FINANCIAL SERVICES—0.8%
	Cooperatieve Rabobank U.A.
400	3.875%—09/26/2023[1]	437
	Moody's Corp.
248	2.550%—08/18/2060	222
	Voya Financial Inc.
200	3.125%—07/15/2024	216
		875
DIVERSIFIED TELECOMMUNICATION SERVICES—1.6%
	AT&T Inc.
664	1.429% (3 Month USD Libor + 0.627) 06/12/2024[2]	679
306	3.500%—06/01/2041	310
		989
	Broadcom Inc.
272	4.110%—09/15/2028	304
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	Verizon Communications Inc.
$162	4.500%—08/10/2033	$ 201
247	4.522%—09/15/2048	317
		518
		1,811
ELECTRIC UTILITIES—2.8%
	Berkshire Hathaway Energy Co.
195	4.050%—04/15/2025[1]	222
525	6.125%—04/01/2036	750
		972
	Duke Energy Carolinas, LLC
111	3.950%—03/15/2048	134
	Eversource Energy
260	2.750%—03/15/2022	268
200	2.900%—10/01/2024	215
		483
	Exelon Corp.
82	4.700%—04/15/2050	104
368	5.100%—06/15/2045	477
		581
	Southern Co.
430	3.250%—07/01/2026	479
	Virginia Electric & Power Co.
305	3.150%—01/15/2026	339
	Xcel Energy Inc.
220	3.400%—06/01/2030	250
		3,238
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.6%
	Boston Properties LP
468	4.500%—12/01/2028	548
	Digital Realty Trust LP
491	3.700%—08/15/2027	553
	Federal Realty Investment Trust
582	1.250%—02/15/2026	581
	HCP Inc.
188	4.250%—11/15/2023	206
		1,888
FOOD & STAPLES RETAILING—0.2%
	Walmart Inc.
166	3.950%—06/28/2038	207
HEALTH CARE PROVIDERS & SERVICES—1.4%
	Cigna Corp.
495	3.400%—03/01/2027	551
	CommonSpirit Health
225	3.910%—10/01/2050	221
232	4.187%—10/01/2049	240
		461
	PeaceHealth Obligated Group
580	1.375%—11/15/2025	587
		1,599
HOTELS, RESTAURANTS & LEISURE—0.2%
	McDonald's Corp. MTN[3]
225	3.500%—07/01/2027	255

32

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOUSEHOLD DURABLES—0.4%
	Home Depot Inc.
$220	3.300%—04/15/2040	$ 249
	Lowe's Cos Inc.
59	5.000%—04/15/2040	78
84	5.125%—04/15/2050	117
		195
		444
HOUSEHOLD PRODUCTS—0.2%
	Procter & Gamble Co.
169	3.550%—03/25/2040	208
INSURANCE—2.1%
	American International Group Inc.
465	4.125%—02/15/2024	515
	Equitable Financial Life Global Funding
425	1.400%—07/07/2025[1]	434
	Five Corners Funding Trust
250	4.419%—11/15/2023[1]	277
	Liberty Mutual Group Inc.
400	4.569%—02/01/2029[1]	483
	Lincoln National Corp.
266	3.400%—01/15/2031	294
173	3.625%—12/12/2026	195
		489
	Mass Mutual Life Insurance Co.
170	3.375%—04/15/2050[1]	173
		2,371
MEDIA—2.7%
	Charter Communications Operating LLC / Charter Communications Operating Capital
478	6.384%—10/23/2035	646
	Comcast Cable Communication Co.
200	9.455%—11/15/2022	237
	Comcast Corp.
470	3.000%—02/01/2024	506
146	3.300%—04/01/2027	164
392	3.400%—04/01/2030	447
		1,117
	COX Communications Inc.
390	1.800%—10/01/2030[1]	381
300	2.950%—06/30/2023[1]	315
200	3.250%—12/15/2022[1]	211
		907
	Walt Disney Co.
164	4.700%—03/23/2050	216
		3,123
MULTI-UTILITIES—0.3%
	WEC Energy Group Inc.
348	1.375%—10/15/2027	347
OIL, GAS & CONSUMABLE FUELS—2.5%
	BP Capital Markets America Inc.
169	2.937%—04/06/2023	178
	Chevron Corp.
179	1.995%—05/11/2027	188
	Dominion Energy Gas Holdings LLC
170	2.500%—11/15/2024	181
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Exxon Mobil Corp.
$291	2.992%—03/19/2025	$ 317
	Occidental Petroleum Corp.
1,313	0.000%—10/10/2036[5]	598
	Phillips 66 Partners LP
250	3.605%—02/15/2025	265
	Schlumberger Holdings Corp.
252	3.900%—05/17/2028[1]	269
	Shell International Finance BV
267	2.375%—04/06/2025	285
	Southern Co. Gas Capital Corp.
220	1.750%—01/15/2031	218
	Sunoco Logistics Partners Operations LP
375	3.900%—07/15/2026	387
		2,886
PHARMACEUTICALS—0.6%
	Abbvie Inc.
300	4.500%—05/14/2035	365
	Pfizer Inc.
297	2.550%—05/28/2040	305
		670
ROAD & RAIL—1.6%
	Canadian National Railway Co.
172	3.650%—02/03/2048	204
	Canadian Pacific Railway Co.
190	6.125%—09/15/2115	284
	Norfolk Southern Corp.
310	4.837%—10/01/2041	404
	Penske Truck Leasing Co. LP / PTL Finance Corp.
500	3.900%—02/01/2024[1]	544
	Ryder System Inc. MTN[3]
360	3.650%—03/18/2024	392
		1,828
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.6%
	LAM Research Corp.
110	2.875%—06/15/2050	113
	NXP BV / NXP Funding LLC
251	4.625%—06/01/2023[1]	275
	NXP BV / NXP Funding LLC / NXP USA Inc
255	2.700%—05/01/2025[1]	272
		660
SOFTWARE—0.6%
	Oracle Corp.
443	2.500%—04/01/2025	475
	Verisk Analytics Inc.
243	3.625%—05/15/2050	269
		744
TEXTILES, APPAREL & LUXURY GOODS—0.3%
	Nike Inc.
202	2.750%—03/27/2027	222
158	3.250%—03/27/2040	179
		401
TRADING COMPANIES & DISTRIBUTORS—0.8%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
272	4.125%—07/03/2023	280

33

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
TRADING COMPANIES & DISTRIBUTORS—Continued
	Air Lease Corp.
$374	3.875%—07/03/2023	$ 390
	Ferguson Finance plc
236	4.500%—10/24/2028[1]	280
		950
WATER UTILITIES—0.2%
	Aquarion Co.
238	4.000%—08/15/2024[1]	260
WIRELESS TELECOMMUNICATION SERVICES—0.1%
	T-Mobile USA Inc.
132	3.500%—04/15/2025[1]	145
TOTAL CORPORATE BONDS & NOTES
(Cost $38,720)		42,290

MORTGAGE PASS-THROUGH—22.5%
	Federal Home Loan Mortgage Corp.
608	2.000%—06/01/2050-08/01/2050	634
3,196	2.500%—08/01/2030-10/01/2050	3,348
3,907	3.000%—06/01/2034-09/01/2050	4,190
3,077	3.500%—01/01/2048-05/01/2050	3,302
1,130	4.000%—02/01/2046-05/01/2049	1,221
438	4.500%—03/01/2049	476
		13,171
	Federal National Mortgage Association
1,785	2.000%—08/01/2050-10/01/2050	1,848
1,455	2.500%—08/01/2035-10/01/2050	1,527
1,782	3.500%—10/01/2037-09/01/2049	1,955
2,032	4.000%—04/01/2045-04/01/2050	2,209
1,267	4.500%—05/01/2046-11/01/2047	1,411
879	5.000%—08/01/2049	978
		9,928
	Government National Mortgage Association
711	4.000%—09/20/2041-09/15/2046	785
1,870	4.500%—01/15/2042-08/20/2047	2,074
		2,859
TOTAL MORTGAGE PASS-THROUGH
(Cost $25,200)		25,958

MUNICIPAL BONDS—2.7%
	City & County of Denver Co. Airport System
375	1.722%—11/15/2027	372
	Florida State Board of Administration Finance Corp.
595	1.258%—07/01/2025	602
	Metropolitan Transportation Authority
195	5.871%—11/15/2039	215
	Metropolitan Water Reclamation District of Greater Chicago
145	5.720%—12/01/2038	202
MUNICIPAL BONDS—Continued
Principal Amount		Value
	New York State Urban Development Corp.
$555	5.770%—03/15/2039	$ 692
	Port Authority of New York and New Jersey
555	1.086%—07/01/2023	561
	State of California
300	7.500%—04/01/2034	488
TOTAL MUNICIPAL BONDS
(Cost $2,983)		3,132

U.S. GOVERNMENT OBLIGATIONS—14.1%
	U.S. Small Business Administration
	Series 2012-20C Cl. 1
145	2.510%—03/01/2032	150
	Series 2017-20H Cl. 1
152	2.750%—08/01/2037	165
	Series 2014-20K Cl. 1
330	2.800%—11/01/2034	351
	Series 2016-20L Cl. 1
1,072	2.810%—12/01/2036	1,140
	Series 2015-20H Cl. 1
355	2.820%—08/01/2035	382
	Series 2017-20J Cl. 1
236	2.850%—10/01/2037	250
	Series 2018-20B Cl. 1
301	3.220%—02/01/2038	328
	Series 2018-20G Cl. 1
440	3.540%—07/01/2038	483
	Series 2018-20F Cl. 1
668	3.600%—06/01/2038	736
		3,985
	U.S. Treasury Bonds
348	0.125%—07/31/2022	348
310	0.625%—08/15/2030	303
763	1.125%—08/15/2040	723
2,417	3.000%—02/15/2048-08/15/2048	3,171
854	3.500%—02/15/2039	1,165
		5,710
	U.S. Treasury Inflation Index Notes[6]
2,517	0.125%—10/15/2024-01/15/2030	2,671
	U.S. Treasury Notes
2,417	1.125%—05/15/2040	2,297
691	1.250%—05/15/2050	624
1,079	1.375%—08/15/2050	1,006
		3,927
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $15,254)		16,293
TOTAL INVESTMENTS—99.3%
(Cost $108,936)		114,781
CASH AND OTHER ASSETS, LESS LIABILITIES—0.7%		820
TOTAL NET ASSETS—100.0%		$115,601

34

Harbor Core Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
At October 31, 2020, the investments in Home Partners of America Trust and Freddie Mac Seasoned Credit Risk Transfer Trust (as disclosed in the preceding Portfolio of Investments) were classified as Level 3 and all other investments were classified as Level 2.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2020.
Valuation Description	Beginning Balance as of 11/01/2019 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2020 (000s)	Unrealized Gain/(Loss) as of 10/31/2020 (000s)
Asset-Backed Securities	$—	$349	$—	$—	$—	$—	$—	$—	$349	$—
Collateralized Mortgage Obligations	—	327	—	—	—	—	—	—	327	$—
	$—	$676	$—	$—	$—	$—	$—	$—	$676	$—
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2020 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Asset-Backed Securities
Home Partners of America Trust Series 2020-2 Cl. A	$ 349	Market Approach	Trade Price	$ 99.99

Collateralized Mortgage Obligations
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2020-3 Cl. MA	$ 327	Market Approach	Trade Price	$ 103.84

$ 676

x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2020, the aggregate value of these securities was $21,174 or 18% of net assets.
2	Variable or floating rate security; the stated rate represents the rate in effect at October 31, 2020. The variable rate for such securities may be based on the indicated reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.
3	MTN after the name of a security stands for Medium Term Note.
4	Rate changes from fixed to variable rate at a specified date prior to its final maturity. Stated rate is fixed rate currently in effect and stated date is the final maturity date.
5	Zero coupon bond
6	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
The accompanying notes are an integral part of the Financial Statements.
35

Harbor High-Yield Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark R. Shenkman
Since 2002
Justin W. Slatky
Since 2012
Eric Dobbin
Since 2012
Robert S. Kricheff
Since 2015
Neil Wechsler, CFA
Since 2017
Jordan N. Barrow, CFA
Since 2020
Shenkman Capital has subadvised the Fund since 2002.
Investment Objective
The Fund seeks total returns (i.e., current income and capital appreciation).
Mark R. Shenkman

Justin W. Slatky

Eric Dobbin

Robert S. Kricheff

Neil Wechsler, CFA

Jordan N. Barrow, CFA

Management’s Discussion of
Fund Performance
Market review
The dominant theme for the fiscal year ended October 31, 2020, has been the rapid market movements related to the news on the COVID-19 pandemic and related government actions. The rapid market moves from December through May were emblematic of the year. The fiscal year began with a risk on rally in late 2019 and in December, the ICE BofA U.S. Non-Distressed High Yield Index (the “H0ND” or the “Index”) hit the tightest yield spread to U.S. Treasury bonds it has experienced in the last 10 years. The rally rapidly unwound in March when COVID-19 related lockdowns moved the spread on the Index to the widest spreads seen in the past decade. Overall, the H0ND increased from a spread over Treasuries of 262 basis points (“bps”) to 938 bps in just over three months. As government stimulus and the U.S. Federal Reserve (“Fed”) driven liquidity were introduced in late March, the market began one of its most rapid and dramatic recoveries ever. By the end of May, the Index’s spread had clawed its way back and was at approximately 414 bps, which is in line with its 10-year average.
In addition to these significant price swings, since March the high yield bond asset class has undergone significant transformation due to record new issuance, debt retirements, defaults, and fallen angels (investment grade bonds that have been downgraded). The H0ND posted a return of 3.07% during the fiscal year, while the broader market, as measured by the ICE BofA U.S. High Yield Index (“H0A0”), returned 2.54% over the same period. The riskiest segments of the market materially underperformed as evidenced by the ICE BofA CCC & Lower U.S. High Yield Index’s (“H0A3”) -5.03% return during the period.
From March through October 2020, more than $350 billion in new issues and over $200 billion in fallen angel credits have entered the market, both near record levels. Simultaneously, the default rate has eclipsed 6.3% after averaging below 3% for the prior three years. The majority of both new issuance and fallen angels were rated BB by at least one rating agency and the majority of defaults were rated CCC. We believe it is unusual to see both defaults and new issuance have such a significant increase in the same year, but it highlights some of the polarization between strong and weak credits in the high yield bond market. This activity has changed the characteristics of the market, generally strengthening the credit quality as the BB rated debt segment has increased from 49% to 56% during the fiscal year. The average duration and maturity have lengthened as well. There have been increases to industry weightings in Energy and Automotive. Additionally, many companies that have had access to the financing markets have pushed off upcoming maturities. We estimate the amount of debt in the high yield bond market that was set to mature in 2021-23 has been reduced by 40% since the beginning of the year. While the economy is facing many challenges the overall credit quality of the high yield bond market has appeared to improve meaningfully during the past 12 months.
performance
Harbor High-Yield Bond Fund returned 2.18% (Retirement Class), 2.09% (Institutional Class), 1.82% (Administrative Class), and 1.59% (Investor Class) for the year ended October 31, 2020, while the H0ND returned 3.07%, and the ICE BofA U.S. High Yield Index (H0A0) returned 2.54% during the same period. The Fund benefitted on a relative performance basis
36

Harbor High-Yield Bond Fund
Manager’s Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the ICE BofAML U.S. Non-Distressed High Yield Index and the ICE BofAML U.S. High Yield Index (H0A0). The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	Annualized
		5 Years	10 Years
Harbor High-Yield Bond Fund
Retirement Class[1]	2.18%	4.89%	4.97%
Institutional Class	2.09	4.82	4.93
Administrative Class	1.82	4.55	4.68
Investor Class	1.59	4.39	4.54
Comparative Indices
ICE BofA U.S. Non-Distressed High Yield	3.07%	6.06%	6.26%
ICE BofA U.S. High Yield (H0A0)	2.54	6.14	6.07
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.57% (Net) and 0.66% (Gross) (Retirement Class); 0.65% (Net) and 0.74% (Gross) (Institutional Class); 0.90% (Net) and 0.99% (Gross) (Administrative Class); and 1.02% (Net) and 1.11% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
due to weighting and selection in the midstream and managed heathcare industries. The Fund also benefitted from selection in single B rated positions. During this period of higher than average volatility, the Fund increased out of benchmark positions in BBB rated issues, bank loans, and convertible bonds, which all contributed to relative performance. Detracting from relative performance was selection in oil & gas, an underweighting and selection in automotive, and an average underweight and selection in BB rated bonds.
Outlook & Strategy
We believe the overall credit quality of the high yield bond market is stronger than it has been when compared to the last five years. We believe the better-quality portion of the market could experience pricing improvement over the next year if the economy continues to show gradual gains as it adapts to the COVID-19 crisis and interest rates remain low. However, we believe that the polarization in the market is likely to continue as those weaker credits in the market are likely to see an escalation in the deterioration of their results and the default rate is likely to stay elevated over the historical average. In this type of scenario, we believe a high yield bond portfolio constructed with careful credit selection should be able to perform well.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
37

Harbor High-Yield Bond Fund
Portfolio of Investments—October 31, 2020

SECTOR ALLOCATION (% of investments) - Unaudited
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

BANK LOAN OBLIGATIONS—3.7%
Principal Amount		Value
CAPITAL MARKETS—0.5%
	Refinitiv US Holdings Inc.
	Initial Term Loan B
$2,049	3.398% (1 Month USD Libor + 3.250) 10/01/2025[1]	$ 2,022
CHEMICALS—0.1%
	Solenis International LP
	Initial First-Lien Term Loan
427	4.256% (3 Month USD Libor + 4.000) 06/26/2025[1]	417
COMMERCIAL SERVICES & SUPPLIES—0.3%
	Garda World Security Corp.
	First Lien Term Loan B
1,240	4.900% (1 Month USD Libor + 4.750) 10/30/2026[1]	1,239
CONTAINERS & PACKAGING—0.3%
	Flex Acquisition Co. Inc.
	Term Loan
442	4.000% (1 Month USD Libor + 3.000) 12/29/2023[1]	432
	Mauser Packaging Solutions Holding Co.
	Term Loan B
1,117	3.480% (2 Month USD Libor + 3.250) 04/03/2024[1]	1,047
		1,479
ENTERTAINMENT—0.3%
	William Morris Endeavor Entertainment LLC
	First-Lien Term Loan B
1,494	2.900% (1 Month USD Libor + 2.750) 05/18/2025[1]	1,288
HEALTH CARE PROVIDERS & SERVICES—0.6%
	AHP Health Partners Inc.
	Term Loan B
1,428	5.500% (1 Month USD Libor + 4.500) 06/28/2025[1]	1,425
	LifePoint Health Inc.
	First-Lien Term Loan B
813	3.898% (1 Month USD Libor + 3.750) 11/16/2025[1]	791
	Surgery Center Holdings Inc.
	Initial Term Loan
155	4.250% (1 Month USD Libor + 3.250) 08/31/2024[1]	147
		2,363
HEALTH CARE TECHNOLOGY—0.6%
	Milano Acquisition Corp.
	Term Loan B
495	4.750% (3 Month USD Libor + 4.000) 10/01/2027[1]	487
BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
HEALTH CARE TECHNOLOGY—Continued
	Verscend Holding Corp.
	Term Loan B
$1,341	4.648% (1 Month USD Libor + 4.500) 08/27/2025[1]	$ 1,318
	VVC Holding Corp.
	Term Loan B
637	4.750% (3 Month USD Libor + 4.500) 02/11/2026[1]	626
		2,431
HOTELS, RESTAURANTS & LEISURE—0.4%
	Caesars Resort Collection LLC
	Term Loan
800	4.648% (1 Month USD Libor + 4.500) 07/20/2025[1]	776
	Playtika Holding Corp.
	Term Loan B
942	7.000% (6 Month USD Libor + 6.000) 12/10/2024[1]	944
		1,720
MACHINERY—0.3%
	Navistar Inc.
	Term Loan B
1,421	3.650% (1 Month USD Libor + 3.500) 11/06/2024[1]	1,412
MEDIA—0.0%
	Univision Communications Inc.
	Term Loan
205	3.750% (1 Month USD Libor + 2.750) 03/15/2024[1]	199
SOFTWARE—0.3%
	Informatica LLC
	Second-Lien Term Loan
290	7.125%—02/25/2025	295
	TIBCO Software Inc.
	Second-Lien Term Loan
350	7.400% (1 Month USD Libor + 7.250) 03/04/2028[1]	343
	Ultimate Software Group Inc.
	Term Loan B
540	4.750% (3 Month USD Libor + 4.000) 05/03/2026[1]	537
		1,175
TOTAL BANK LOAN OBLIGATIONS
(Cost $15,947)		15,745

38

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—3.2%
Principal Amount		Value
DIVERSIFIED CONSUMER SERVICES—0.1%
	Chegg Inc.
$400	0.000%—09/01/2026[2,3]	$ 406
DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
	Liberty Latin America Ltd.
1,250	2.000%—07/15/2024	1,096
	Vonage Holdings Corp.
450	1.750%—06/01/2024	441
		1,537
HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
	Dexcom Inc.
225	0.250%—11/15/2025[3]	217
	Integra Lifesciences Holdings Corp.
440	0.500%—08/15/2025[3]	404
	Nuvasive Inc.
440	1.000%—06/01/2023[3]	417
		1,038
INTERACTIVE MEDIA & SERVICES—0.1%
	K12 Inc.
475	1.125%—09/01/2027[3]	391
INTERNET & DIRECT MARKETING RETAIL—0.3%
	Etsy Inc.
650	0.125%—09/01/2027[3]	677
	Wayfair Inc.
625	0.625%—10/01/2025[3]	599
		1,276
IT SERVICES—0.4%
	Euronet Worldwide Inc.
450	0.750%—03/15/2049	434
	Okta Inc.
415	0.375%—06/15/2026[3]	471
	Parsons Corp.
470	0.250%—08/15/2025[3]	460
	Wix.com Ltd.
425	0.000%—08/15/2025[2,3]	417
		1,782
MACHINERY—0.1%
	Fortive Corp.
430	0.875%—02/15/2022	429
MEDIA—0.2%
	Dish Network Corp.
1,100	3.375%—08/15/2026	975
PHARMACEUTICALS—0.2%
	BioMarin Pharmaceutical Inc.
650	1.250%—05/15/2027[3]	628
SOFTWARE—1.1%
	CyberArk Software Ltd.
440	0.000%—11/15/2024[2,3]	423
	J2 Global Inc.
1,170	1.750%—11/01/2026[3]	1,052
	Palo Alto Networks Inc.
580	0.750%—07/01/2023	623
	Pegasystems Inc.
420	0.750%—03/01/2025[3]	470
	Proofpoint Inc.
430	0.250%—08/15/2024	417
CONVERTIBLE BONDS—Continued
Principal Amount		Value
SOFTWARE—Continued
	RingCentral Inc.
$825	0.000%—03/01/2025-03/15/2026[2,3]	$ 836
	Splunk Inc.
420	1.125%—06/15/2027[3]	464
	Zscaler Inc.
400	0.125%—07/01/2025[3]	465
		4,750
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.1%
	Pure Storage Inc.
430	0.125%—04/15/2023	422
TOTAL CONVERTIBLE BONDS
(Cost $13,487)		13,634

CORPORATE BONDS & NOTES—90.6%
AEROSPACE & DEFENSE—2.5%
	Bombardier Inc.
365	5.750%—03/15/2022[3]	347
212	6.000%—10/15/2022[3]	193
1,205	7.875%—04/15/2027[3]	880
		1,420
	Howmet Aerospace Inc.
272	5.900%—02/01/2027	299
429	5.950%—02/01/2037	468
275	6.875%—05/01/2025	306
		1,073
	Rolls-Royce plc
474	5.750%—10/15/2027[3]	481
	Spirit Aerosystems Inc.
330	7.500%—04/15/2025[3]	333
	TransDigm Inc.
2,778	6.250%—03/15/2026[3]	2,900
1,026	8.000%—12/15/2025[3]	1,110
		4,010
	TransDigm UK Holdings plc
1,445	6.875%—05/15/2026	1,442
	Triumph Group Inc.
1,000	7.750%—08/15/2025	649
1,085	8.875%—06/01/2024[3]	1,154
		1,803
		10,562
AIR FREIGHT & LOGISTICS—1.6%
	XPO Logistics Inc.
1,000	6.125%—09/01/2023[3]	1,014
1,945	6.250%—05/01/2025[3]	2,071
2,800	6.500%—06/15/2022[3]	2,816
1,000	6.750%—08/15/2024[3]	1,059
		6,960
AIRLINES—0.4%
	Western Global Airlines LLC
1,455	10.375%—08/15/2025[3]	1,510

39

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
AUTO COMPONENTS—1.6%
	Adient US LLC
$345	7.000%—05/15/2026[3]	$ 369
673	9.000%—04/15/2025[3]	741
		1,110
	Allison Transmission Inc.
625	5.000%—10/01/2024[3]	631
	American Axle & Manufacturing Inc.
865	6.875%—07/01/2028	882
	Dana Financing Luxembourg Sarl
683	5.750%—04/15/2025[3]	709
	Goodyear Tire & Rubber Co.
590	5.125%—11/15/2023	588
1,826	9.500%—05/31/2025	2,006
		2,594
	Group 1 Automotive Inc.
465	4.000%—08/15/2028[3]	466
	Penske Automotive Group Inc.
553	3.500%—09/01/2025	559
		6,951
AUTOMOBILES—2.6%
	Ford Motor Co.
1,150	9.000%—04/22/2025	1,355
1,000	9.625%—04/22/2030	1,344
		2,699
	Ford Motor Credit Co.
2,535	4.063%—11/01/2024	2,545
	Ford Motor Credit Co. LLC
225	3.087%—01/09/2023	223
200	3.664%—09/08/2024	199
655	3.810%—01/09/2024	655
1,185	4.125%—08/17/2027	1,169
600	4.250%—09/20/2022	609
465	5.125%—06/16/2025	485
295	5.750%—02/01/2021	298
		3,638
	Jaguar Land Rover Automotive plc
600	4.500%—10/01/2027[3]	509
1,239	7.750%—10/15/2025[3]	1,238
		1,747
	Winnebago Industries Inc.
490	6.250%—07/15/2028[3]	519
		11,148
BANKS—0.4%
	CIT Group Inc.
1,534	3.929%—06/19/2024[1]	1,593
BEVERAGES—0.3%
	Cott Holdings Inc.
1,425	5.500%—04/01/2025[3]	1,473
BUILDING PRODUCTS—0.2%
	Forterra Finance LLC / FRTA Finance Corp.
590	6.500%—07/15/2025[3]	624
	Standard Industries Inc.
163	4.750%—01/15/2028[3]	171
		795
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CAPITAL MARKETS—0.8%
	Refinitiv US Holdings Inc.
$2,060	6.250%—05/15/2026[3]	$ 2,204
996	8.250%—11/15/2026[3]	1,087
		3,291
CHEMICALS—1.9%
	Axalta Coating Systems LLC
680	4.875%—08/15/2024[3]	695
	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV
560	4.750%—06/15/2027[3]	587
	Element Solutions Inc.
600	3.875%—09/01/2028[3]	594
	HB Fuller Co.
408	4.250%—10/15/2028	414
	Illuminate Buyer LLC / Illuminate Holdings IV Inc.
875	9.000%—07/01/2028[3]	937
	NOVA Chemicals Corp.
130	4.875%—06/01/2024[3]	129
535	5.250%—08/01/2023[3]	534
		663
	Olin Corp.
416	9.500%—06/01/2025[3]	493
	PolyOne Corp.
506	5.750%—05/15/2025[3]	533
	Standard Industries Inc.
228	4.375%—07/15/2030[3]	235
	Trinseo LLC
783	5.375%—09/01/2025[3]	796
	Tronox Inc.
1,680	6.500%—05/01/2025-04/15/2026[3]	1,724
	WR Grace & Co.
602	4.875%—06/15/2027[3]	628
		8,299
COMMERCIAL SERVICES & SUPPLIES—2.4%
	Advanced Disposal Services Inc.
88	5.625%—11/15/2024[3]	90
	Allied Universal Holdco LLC
2,072	6.625%—07/15/2026[3]	2,170
1,200	9.750%—07/15/2027[3]	1,282
		3,452
	Covanta Holding Corp.
390	5.000%—09/01/2030	399
487	5.875%—07/01/2025	506
		905
	Garda World Security Corp.
367	9.500%—11/01/2027[3]	392
	GFL Environmental Inc.
1,835	7.000%—06/01/2026[3]	1,916
594	8.500%—05/01/2027[3]	649
		2,565
	KAR Auction Services Inc.
1,395	5.125%—06/01/2025[3]	1,407
	LABL Escrow Issuer LLC
670	6.750%—07/15/2026[3]	704
336	10.500%—07/15/2027[3]	362
		1,066

40

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
	Stericycle Inc.
$517	5.375%—07/15/2024[3]	$ 539
		10,416
COMMUNICATIONS EQUIPMENT—0.2%
	CommScope Inc.
595	6.000%—03/01/2026[3]	618
	CommScope Technologies LLC
50	5.000%—03/15/2027[3]	47
293	6.000%—06/15/2025[3]	291
		338
		956
CONSTRUCTION & ENGINEERING—1.2%
	AECOM
600	5.125%—03/15/2027	658
337	5.875%—10/15/2024	372
		1,030
	KBR Inc.
1,029	4.750%—09/30/2028[3]	1,043
	Picasso Finance Sub Inc.
627	6.125%—06/15/2025[3]	662
	Pike Corp.
934	5.500%—09/01/2028[3]	958
	Weekley Homes LLC / Weekley Finance Corp.
993	4.875%—09/15/2028[3]	1,008
	Williams Scotsman International Inc.
285	4.625%—08/15/2028[3]	290
		4,991
CONSTRUCTION MATERIALS—0.3%
	New Enterprise Stone & Lime Co. Inc.
242	6.250%—03/15/2026[3]	251
	Summit Materials LLC / Summit Materials Finance Corp.
580	5.250%—01/15/2029[3]	598
300	6.500%—03/15/2027[3]	315
		913
		1,164
CONSUMER FINANCE—1.7%
	Ally Financial Inc.
555	5.750%—11/20/2025	631
1,685	8.000%—11/01/2031	2,330
		2,961
	Navient Corp.
206	5.875%—10/25/2024	205
708	6.500%—06/15/2022	724
92	6.625%—07/26/2021	94
667	7.250%—09/25/2023	700
		1,723
	Navient Corp. MTN[4]
227	5.500%—01/25/2023	227
1,080	5.625%—08/01/2033	928
117	7.250%—01/25/2022	121
		1,276
	Springleaf Finance Corp.
301	6.875%—03/15/2025	332
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONSUMER FINANCE—Continued
$700	7.750%—10/01/2021	$ 735
220	8.875%—06/01/2025	242
		1,309
		7,269
CONTAINERS & PACKAGING—1.0%
	Ardagh Packaging Finance plc
855	5.250%—04/30/2025[3]	896
221	6.000%—02/15/2025[3]	228
		1,124
	Canpack SA / Eastern Pa Land Investment Holding LLC
825	3.125%—11/01/2025[3]	836
	Cascades Inc./ Cascades USA Inc.
580	5.125%—01/15/2026[3]	608
	Flex Acquisition Co. Inc.
1,344	6.875%—01/15/2025[3]	1,326
315	7.875%—07/15/2026[3]	319
		1,645
		4,213
DIVERSIFIED CONSUMER SERVICES—0.3%
	Frontdoor Inc.
1,117	6.750%—08/15/2026[3]	1,195
DIVERSIFIED FINANCIAL SERVICES—0.4%
	Compass Group Diversified Holdings LLC
1,535	8.000%—05/01/2026[3]	1,619
DIVERSIFIED TELECOMMUNICATION SERVICES—3.5%
	Altice Financing SA
1,647	7.500%—05/15/2026[3]	1,721
	Cablevision Lightpath LLC
1,450	3.875%—09/15/2027[3]	1,441
1,515	5.625%—09/15/2028[3]	1,533
		2,974
	CenturyLink Inc.
1,315	6.750%—12/01/2023	1,432
564	6.875%—01/15/2028	628
		2,060
	Connect Finco Sarl / Connect US Finco LLC
1,619	6.750%—10/01/2026[3]	1,633
	Consolidated Communications Inc.
704	6.500%—10/01/2028[3]	725
	Frontier Communications Corp.
948	5.875%—10/15/2027[3]	968
	Nexstar Broadcasting Inc.
530	4.750%—11/01/2028[3]	535
	Switch Ltd.
640	3.750%—09/15/2028[3]	642
	Telecom Italia Capital SA
1,215	6.000%—09/30/2034	1,417
200	6.375%—11/15/2033	237
215	7.721%—06/04/2038	292
		1,946
	Zayo Group Holdings Inc.
174	4.000%—03/01/2027[3]	171
1,050	6.125%—03/01/2028[3]	1,061
		1,232

41

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	Ziggo Bond Finance BV
$400	6.000%—01/15/2027[3]	$ 416
		14,852
ELECTRIC UTILITIES—0.6%
	NRG Energy Inc.
955	5.250%—06/15/2029[3]	1,037
1,400	7.250%—05/15/2026	1,482
		2,519
ELECTRICAL EQUIPMENT—0.5%
	Sensata Technologies Inc.
895	3.750%—02/15/2031[3]	887
196	4.375%—02/15/2030[3]	205
		1,092
	Sensata Technologies UK Financing Co. plc
960	6.250%—02/15/2026[3]	996
		2,088
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.0%
	CDW LLC/CDW Finance Co.
116	4.125%—05/01/2025	121
ENERGY EQUIPMENT & SERVICES—0.8%
	Archrock Partners LP / Archrock Partners Finance Corp.
900	6.250%—04/01/2028[3]	871
	Indigo Natural Resources LLC
825	6.875%—02/15/2026[3]	813
	Transocean Inc.
950	7.500%—01/15/2026[3]	204
	Transocean Poseidon Ltd.
655	6.875%—02/01/2027[3]	493
	USA Compression Partners LP / USA Compression Finance Corp.
895	6.875%—09/01/2027	901
		3,282
ENTERTAINMENT—1.1%
	Lions Gate Capital Holdings LLC
70	5.875%—11/01/2024[3]	66
2,032	6.375%—02/01/2024[3]	1,957
		2,023
	Live Nation Entertainment Inc.
1,497	4.750%—10/15/2027[3]	1,379
30	5.625%—03/15/2026[3]	29
		1,408
	Netflix Inc.
133	4.875%—06/15/2030[3]	152
784	5.875%—11/15/2028	938
300	6.375%—05/15/2029	368
		1,458
		4,889
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.9%
	Diversified Healthcare Trust
233	4.750%—02/15/2028	207
1,446	9.750%—06/15/2025	1,593
		1,800
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	Iron Mountain Inc.
$270	4.500%—02/15/2031[3]	$ 269
189	4.875%—09/15/2029[3]	190
94	5.250%—07/15/2030[3]	97
2,568	5.625%—07/15/2032[3]	2,658
		3,214
	MPT Operating Partnership LP / MPT Finance Corp.
2,500	6.375%—03/01/2024	2,563
	Sabra Health Care LP
241	3.900%—10/15/2029	243
1,030	5.125%—08/15/2026	1,124
		1,367
	SBA Communications Corp.
1,250	4.000%—10/01/2022	1,263
	Service Properties Trust
257	4.350%—10/01/2024	228
335	4.950%—02/15/2027	282
655	7.500%—09/15/2025	687
		1,197
	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC
745	7.875%—02/15/2025[3]	791
	VICI Properties LP / VICI Note Co. Inc.
241	3.750%—02/15/2027[3]	242
		12,437
FOOD & STAPLES RETAILING—1.1%
	Albertsons Companies LLC
945	3.250%—03/15/2026[3]	929
510	4.625%—01/15/2027[3]	530
741	4.875%—02/15/2030[3]	788
400	5.750%—03/15/2025	414
745	5.875%—02/15/2028[3]	789
430	7.500%—03/15/2026[3]	477
		3,927
	Ingles Markets Inc.
227	5.750%—06/15/2023	230
	US Foods Inc.
346	6.250%—04/15/2025[3]	362
		4,519
FOOD PRODUCTS—1.4%
	Kraft Heinz Foods Co.
315	3.750%—04/01/2030[3]	331
473	4.250%—03/01/2031[3]	513
812	4.375%—06/01/2046	832
113	4.875%—10/01/2049[3]	119
1,890	5.200%—07/15/2045	2,089
655	5.500%—06/01/2050[3]	746
		4,630
	Lamb Weston Holdings Inc.
455	4.875%—05/15/2028[3]	494
	Post Holdings Inc.
436	4.625%—04/15/2030[3]	448
321	5.500%—12/15/2029[3]	347
		795
		5,919

42

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
GAS UTILITIES—0.3%
	AmeriGas Partners LP
$1,050	5.750%—05/20/2027	$ 1,154
HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
	Teleflex Inc.
400	4.250%—06/01/2028[3]	418
401	4.625%—11/15/2027	424
		842
HEALTH CARE PROVIDERS & SERVICES—7.5%
	Acadia Healthcare Co. Inc.
975	5.500%—07/01/2028[3]	1,016
347	5.625%—02/15/2023	349
729	6.500%—03/01/2024	748
		2,113
	AMN Healthcare Inc.
810	4.625%—10/01/2027[3]	830
	Centene Corp.
4,645	3.000%—10/15/2030	4,829
883	4.625%—12/15/2029	963
81	4.750%—01/15/2025	83
3,079	5.375%—06/01/2026[3]	3,244
		9,119
	DaVita Inc.
560	3.750%—02/15/2031[3]	539
1,410	4.625%—06/01/2030[3]	1,435
		1,974
	Encompass Health Corp.
192	4.625%—04/01/2031	198
435	4.750%—02/01/2030	454
325	5.750%—09/15/2025	336
		988
	Global Medical Response Inc.
1,067	6.500%—10/01/2025[3]	1,055
	HCA Inc.
655	3.500%—09/01/2030	670
265	5.375%—02/01/2025	294
540	5.625%—09/01/2028	629
1,150	5.875%—02/15/2026-02/01/2029	1,319
1,610	7.690%—06/15/2025	1,926
793	8.360%—04/15/2024	926
		5,764
	HCA Inc. MTN[4]
428	7.580%—09/15/2025	507
	LifePoint Health Inc.
1,065	6.750%—04/15/2025[3]	1,129
	Molina Healthcare Inc.
1,537	4.375%—06/15/2028[3]	1,577
890	4.875%—06/15/2025[3]	911
1,500	5.375%—11/15/2022	1,562
		4,050
	MPH Acquisition Holdings LLC
824	5.750%—11/01/2028[3]	809
	Regionalcare Hospital Partners Holdings Inc. / LifePoint Health Inc.
527	9.750%—12/01/2026[3]	569
	Tenet Healthcare Corp.
330	4.625%—06/15/2028[3]	336
1,200	6.125%—10/01/2028[3]	1,168
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
$235	6.250%—02/01/2027[3]	$ 244
1,389	7.500%—04/01/2025[3]	1,498
		3,246
		32,153
HEALTH CARE TECHNOLOGY—1.0%
	Change Healthcare Holdings LLC
3,173	5.750%—03/01/2025[3]	3,175
	Verscend Escrow Corp.
1,050	9.750%—08/15/2026[3]	1,131
		4,306
HOTELS, RESTAURANTS & LEISURE—6.6%
	Aramark Services Inc.
805	6.375%—05/01/2025[3]	845
	Boyd Gaming Corp.
240	6.375%—04/01/2026	249
340	8.625%—06/01/2025[3]	373
		622
	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op
933	6.500%—10/01/2028[3]	911
	Hilton Domestic Operating Co. Inc.
320	5.750%—05/01/2028[3]	336
	Host Hotels & Resorts LP
889	3.500%—09/15/2030	853
	Hyatt Hotels Corp.
1,050	5.375%—04/23/2025	1,140
450	5.750%—04/23/2030	509
		1,649
	International Game Technology plc
609	5.250%—01/15/2029[3]	604
1,700	6.250%—02/15/2022[3]	1,743
		2,347
	Marriott International Inc.
605	0.898%—03/08/2021[1]	604
439	4.625%—06/15/2030	469
400	5.750%—05/01/2025	446
		1,519
	Marriott Ownership Resorts Inc.
1,072	6.125%—09/15/2025[3]	1,120
	Marriott Ownership Resorts Inc. / ILG LLC
1,171	6.500%—09/15/2026	1,208
	MGM Resorts International
952	4.750%—10/15/2028	933
517	6.000%—03/15/2023	537
2,092	7.750%—03/15/2022	2,201
		3,671
	NCL Corp. Ltd.
785	10.250%—02/01/2026[3]	809
	New Red Finance Inc.
909	4.000%—10/15/2030[3]	904
135	4.250%—05/15/2024[3]	138
395	5.000%—10/15/2025[3]	405
		1,447
	Scientific Games International Inc.
477	7.250%—11/15/2029[3]	474

43

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—Continued
$340	8.250%—03/15/2026[3]	$ 345
995	8.625%—07/01/2025[3]	1,036
		1,855
	Six Flags Theme Parks Inc.
379	7.000%—07/01/2025[3]	402
	Stars Group Holdings BV / Stars Group US Co. Borrower LLC
4,843	7.000%—07/15/2026[3]	5,129
	Tripadvisor Inc.
1,159	7.000%—07/15/2025[3]	1,208
	Vail Resorts Inc.
395	6.250%—05/15/2025[3]	415
	VOC Escrow Ltd.
629	5.000%—02/15/2028[3]	546
	Wyndham Destinations Inc.
305	3.900%—03/01/2023	296
390	5.650%—04/01/2024	400
645	6.625%—07/31/2026[3]	687
		1,383
		28,275
HOUSEHOLD DURABLES—1.7%
	Lennar Corp.
500	4.750%—04/01/2021	506
1,000	4.875%—12/15/2023	1,084
125	5.250%—06/01/2026	142
		1,732
	M/I Homes Inc.
671	4.950%—02/01/2028	697
400	5.625%—08/01/2025	412
		1,109
	Newell Brands Inc.
560	4.875%—06/01/2025	607
	Pulte Group Inc.
300	5.000%—01/15/2027	344
605	6.375%—05/15/2033	774
		1,118
	Shea Homes LP / Shea Homes Funding Corp.
1,760	4.750%—02/15/2028-04/01/2029[3]	1,787
	Taylor Morrison Communities Inc.
387	5.125%—08/01/2030[3]	421
	Toll Brothers Finance Corp.
165	4.350%—02/15/2028	181
	Tri Pointe Group Inc.
245	5.875%—06/15/2024	266
		7,221
HOUSEHOLD PRODUCTS—0.2%
	Energizer Holdings Inc.
574	4.375%—03/31/2029[3]	580
	Prestige Brands Inc.
400	6.375%—03/01/2024[3]	410
		990
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.6%
	AES Corp.
500	5.500%—04/15/2025	515
930	6.000%—05/15/2026	976
		1,491
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—Continued
	Talen Energy Supply LLC
$298	7.250%—05/15/2027[3]	$ 299
735	7.625%—06/01/2028[3]	721
		1,020
		2,511
INSURANCE—1.1%
	Acrisure LLC / Acrisure Finance Inc.
680	8.125%—02/15/2024[3]	713
	GTCR AP Finance Inc.
815	8.000%—05/15/2027[3]	870
	Hub International Ltd.
520	7.000%—05/01/2026[3]	533
	NFP Corp.
2,600	6.875%—08/15/2028[3]	2,525
		4,641
INTERACTIVE MEDIA & SERVICES—0.6%
	Match Group Inc.
605	4.625%—06/01/2028[3]	627
	Twitter Inc.
1,831	3.875%—12/15/2027[3]	1,923
		2,550
INTERNET & DIRECT MARKETING RETAIL—1.2%
	Expedia Group Inc.
93	4.625%—08/01/2027[3]	98
1,216	6.250%—05/01/2025[3]	1,338
120	7.000%—05/01/2025[3]	129
		1,565
	QVC Inc.
933	4.375%—03/15/2023-09/01/2028	962
905	4.750%—02/15/2027	925
1,850	5.450%—08/15/2034	1,831
		3,718
		5,283
IT SERVICES—1.3%
	Avaya Inc.
644	6.125%—09/15/2028[3]	663
	Gartner Inc.
870	4.500%—07/01/2028[3]	909
	Presidio Holdings Inc.
745	8.250%—02/01/2028[3]	792
	Shift4 Payments LLC / Shift4 Payments Finance Sub Inc.
286	4.625%—11/01/2026[3]	291
	Verisign Inc.
515	4.750%—07/15/2027	547
	WEX Inc.
2,315	4.750%—02/01/2023[3]	2,323
		5,525
LEISURE PRODUCTS—0.5%
	Michaels Stores Inc.
1,190	4.750%—10/01/2027[3]	1,165
	Yum! Brands Inc.
694	7.750%—04/01/2025[3]	763
		1,928

44

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
LIFE SCIENCES TOOLS & SERVICES—1.0%
	Avantor Funding Inc.
$1,793	4.625%—07/15/2028[3]	$ 1,860
	Charles River Laboratories International Inc.
215	4.250%—05/01/2028[3]	225
	IQVIA Inc.
1,000	5.000%—05/15/2027[3]	1,050
	Jaguar Holding Co II / PPD Development LP
965	5.000%—06/15/2028[3]	1,007
		4,142
MACHINERY—1.2%
	Colfax Corp.
1,105	6.000%—02/15/2024[3]	1,152
	EnPro Industries Inc.
650	5.750%—10/15/2026	685
	Hillenbrand Inc.
210	5.750%—06/15/2025	224
	Meritor Inc.
371	6.250%—06/01/2025[3]	389
	Navistar International Corp.
670	6.625%—11/01/2025[3]	693
1,008	9.500%—05/01/2025[3]	1,119
		1,812
	Vertical U.S. Newco Inc.
1,035	5.250%—07/15/2027[3]	1,067
		5,329
MEDIA—9.1%
	Altice France Holding SA
1,080	6.000%—02/15/2028[3]	1,038
	Altice France SA
1,200	7.375%—05/01/2026[3]	1,254
3,385	8.125%—02/01/2027[3]	3,685
		4,939
	AMC Networks Inc.
1,037	5.000%—04/01/2024	1,043
	Block Communications Inc.
66	4.875%—03/01/2028[3]	68
	Cable One Inc.
1,010	4.000%—11/15/2030[3]	1,028
	CCO Holdings LLC / CCO Holdings Capital Corp.
1,055	4.250%—02/01/2031[3]	1,080
898	4.500%—05/01/2032[3]	928
850	5.375%—06/01/2029[3]	921
581	5.500%—05/01/2026[3]	605
62	5.750%—02/15/2026[3]	65
		3,599
	CSC Holdings LLC
530	4.625%—12/01/2030[3]	531
830	6.500%—02/01/2029[3]	922
290	7.500%—04/01/2028[3]	318
		1,771
	Diamond Sports Group LLC / Diamond Sports Finance Co.
1,346	5.375%—08/15/2026[3]	787
	DISH DBS Corp.
2,480	7.750%—07/01/2026	2,632
	EW Scripps Co.
375	5.125%—05/15/2025[3]	358
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
	GCI LLC
$1,071	4.750%—10/15/2028[3]	$ 1,107
	Hughes Satellite Systems Corp.
1,043	5.250%—08/01/2026	1,122
1,002	6.625%—08/01/2026	1,089
3,000	7.625%—06/15/2021	3,086
		5,297
	MDC Partners Inc.
460	6.500%—05/01/2024[3]	441
	Meredith Corp.
625	6.500%—07/01/2025[3]	644
1,602	6.875%—02/01/2026	1,331
		1,975
	Quebecor Media Inc.
600	5.750%—01/15/2023	646
	Radiate Holdco LLC / Radiate Finance Inc.
985	4.500%—09/15/2026[3]	992
1,400	6.500%—09/15/2028[3]	1,446
		2,438
	Sirius XM Radio Inc.
570	5.500%—07/01/2029[3]	621
	SSL Robotics LLC
585	9.750%—12/31/2023[3]	652
	Tegna Inc.
610	4.750%—03/15/2026[3]	627
	Telesat Canada / Telesat LLC
525	4.875%—06/01/2027[3]	536
1,056	6.500%—10/15/2027[3]	1,052
		1,588
	Univision Communications Inc.
749	6.625%—06/01/2027[3]	759
	Viasat Inc.
2,113	5.625%—09/15/2025[3]	2,128
1,180	6.500%—07/15/2028[3]	1,220
		3,348
	Virgin Media Finance plc
1,230	5.000%—07/15/2030[3]	1,225
	Virgin Media Secured Finance plc
670	5.500%—08/15/2026-05/15/2029[3]	708
	Virgin Media Vendor Financing Notes IV DAC
200	5.000%—07/15/2028[3]	200
		38,895
METALS & MINING—1.7%
	Colt Merger Sub Inc.
1,934	6.250%—07/01/2025[3]	1,988
892	8.125%—07/01/2027[3]	932
		2,920
	FMG Resources August 2006 Pty Ltd.
1,000	4.750%—05/15/2022[3]	1,025
600	5.125%—03/15/2023[3]	628
		1,653
	Freeport-McMoRan Inc.
525	4.375%—08/01/2028	549
627	4.625%—08/01/2030	671
260	5.450%—03/15/2043	297
		1,517

45

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
METALS & MINING—Continued
	Grinding Media Inc.
$1,193	7.375%—12/15/2023[3]	$ 1,208
		7,298
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.3%
	Ladder Capital Finance Corp.
210	5.875%—08/01/2021[3]	210
	Lithia Motors Inc.
762	4.375%—01/15/2031[3]	788
	Starwood Property Trust Inc.
175	3.625%—02/01/2021	175
		1,173
MULTILINE RETAIL—0.1%
	Spectrum Brands Inc.
450	5.750%—07/15/2025	464
OIL, GAS & CONSUMABLE FUELS—8.6%
	Alliance Resource Operating Partners LP
720	7.500%—05/01/2025[3]	479
	Antero Midstream Partners LP / Antero Midstream Finance Corp.
1,060	5.750%—03/01/2027-01/15/2028[3]	952
	Apache Corp.
285	4.250%—01/15/2044	242
945	4.750%—04/15/2043	839
230	5.100%—09/01/2040	212
135	5.250%—02/01/2042	125
		1,418
	Buckeye Partners LP
690	3.950%—12/01/2026	642
770	4.500%—03/01/2028[3]	733
377	5.600%—10/15/2044	326
145	5.850%—11/15/2043	129
		1,830
	Cheniere Energy Partners LP
400	5.250%—10/01/2025	408
240	5.625%—10/01/2026	246
		654
	CNX Midstream Partners LP
600	6.500%—03/15/2026[3]	611
	CNX Resources Corp. Co.
1,225	7.250%—03/14/2027[3]	1,294
	Continental Resources Inc.
395	4.900%—06/01/2044	328
	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
460	5.625%—05/01/2027[3]	404
	Crownrock LP
1,090	5.625%—10/15/2025[3]	1,074
	Endeavor Energy Resources LP / EER Finance Inc.
417	5.500%—01/30/2026[3]	420
	EQM Midstream Partners LP
310	6.000%—07/01/2025[3]	318
305	6.500%—07/01/2027[3]	320
		638
	Equities Corp.
1,058	5.000%—01/15/2029	1,058
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Genesis Energy LP
$255	6.000%—05/15/2023	$ 232
899	7.750%—02/01/2028	747
		979
	Hilcorp Energy I LP / Hilcorp Finance Co.
455	5.000%—12/01/2024[3]	422
221	5.750%—10/01/2025[3]	205
113	6.250%—11/01/2028[3]	104
		731
	Jagged Peak Energy LLC
190	5.875%—05/01/2026	196
	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp.
635	6.000%—08/01/2026[3]	610
	Methanex Corp.
671	5.125%—10/15/2027	684
	Moss Creek Resources Holdings Inc.
1,738	7.500%—01/15/2026[3]	869
741	10.500%—05/15/2027[3]	384
		1,253
	Murphy Oil Corp.
730	5.750%—08/15/2025	602
261	6.375%—12/01/2042	195
		797
	NGL Energy Partners LP
500	7.500%—11/01/2023	271
	NGPL Pipeco LLC
555	4.375%—08/15/2022[3]	576
	NuStar Logistics LP
745	5.750%—10/01/2025	751
250	6.750%—02/01/2021	253
		1,004
	Occidental Petroleum Corp.
905	3.500%—08/15/2029	654
383	4.200%—03/15/2048	254
1,026	4.300%—08/15/2039	702
1,105	4.400%—04/15/2046	745
630	5.875%—09/01/2025	555
764	6.200%—03/15/2040	622
945	6.375%—09/01/2028	829
248	6.450%—09/15/2036	201
1,128	6.625%—09/01/2030	990
130	8.500%—07/15/2027	125
2,140	8.875%—07/15/2030	2,099
		7,776
	Parkland Fuel Corp.
430	5.875%—07/15/2027[3]	445
1,050	6.000%—04/01/2026[3]	1,086
		1,531
	Parsley Energy LLC / Parsley Finance Corp.
415	5.625%—10/15/2027[3]	442
	QEP Resources Inc.
981	5.250%—05/01/2023	781
1,166	5.625%—03/01/2026	743
		1,524
	Rattler Midstream LP
480	5.625%—07/15/2025[3]	494

46

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Sanchez Energy Corp.
$3,000	0.000%—06/15/2021*	$ 30
	SM Energy Co.
1,903	5.000%—01/15/2024	956
262	6.125%—11/15/2022	199
957	6.750%—09/15/2026	372
100	10.000%—01/15/2025[3]	95
		1,622
	Southwestern Energy Co.
513	8.375%—09/15/2028	537
	Sunoco LP / Sunoco Finance Corp.
335	4.875%—01/15/2023	339
	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
785	4.750%—10/01/2023[3]	748
199	5.500%—09/15/2024[3]	192
510	6.000%—03/01/2027[3]	483
650	7.500%—10/01/2025[3]	658
		2,081
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
307	5.500%—03/01/2030[3]	309
140	6.500%—07/15/2027	147
		456
	WPX Energy Inc.
865	5.250%—09/15/2024-10/15/2027	871
990	5.875%—06/15/2028	1,014
		1,885
		36,978
PHARMACEUTICALS—2.9%
	Bausch Health Americas Company
128	8.500%—01/31/2027[3]	140
215	9.250%—04/01/2026[3]	237
		377
	Bausch Health Cos. Inc.
758	5.500%—03/01/2023[3]	759
821	5.750%—08/15/2027[3]	882
113	5.875%—05/15/2023[3]	113
1,795	6.250%—02/15/2029[3]	1,852
4,263	7.000%—03/15/2024[3]	4,422
485	7.250%—05/30/2029[3]	523
		8,551
	Catalent Pharma Solutions Inc.
808	5.000%—07/15/2027[3]	844
	Elanco Animal Health Inc.
1,439	5.900%—08/28/2028	1,679
	Teva Pharmaceutical Finance Netherlands III BV
1,020	2.200%—07/21/2021	1,006
		12,457
PROFESSIONAL SERVICES—1.3%
	Nielsen Co. Luxembourg Sarl
431	5.500%—10/01/2021[3]	433
	Nielsen Finance LLC / Nielsen Finance Co.
1,105	5.000%—04/15/2022[3]	1,107
115	5.625%—10/01/2028[3]	119
414	5.875%—10/01/2030[3]	436
		1,662
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
PROFESSIONAL SERVICES—Continued
	Tempo Acquisition LLC / Tempo Acquisition Finance Corp.
$54	5.750%—06/01/2025[3]	$ 57
3,320	6.750%—06/01/2025[3]	3,373
		3,430
		5,525
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.6%
	Greystar Real Estate Partners LLC
231	5.750%—12/01/2025[3]	235
	Kennedy-Wilson Inc.
1,450	5.875%—04/01/2024	1,401
	Newmark Group Inc.
500	6.125%—11/15/2023	530
	Realogy Group LLC / Realogy Co.
419	7.625%—06/15/2025[3]	443
		2,609
ROAD & RAIL—0.1%
	Avis Budget Car Rental LLC / Avis Budget Finance Inc.
505	5.750%—07/15/2027[3]	480
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.5%
	Entegris Inc.
760	4.375%—04/15/2028[3]	792
	Microchip Technology Inc.
800	4.250%—09/01/2025[3]	830
	On Semiconductor Corp.
469	3.875%—09/01/2028[3]	478
		2,100
SOFTWARE—1.7%
	Banff Merger Sub Inc.
978	9.750%—09/01/2026[3]	1,029
	Black Knight Infoserv LLC
723	3.625%—09/01/2028[3]	733
	Boxer Parent Co. Inc.
512	7.125%—10/02/2025[3]	550
	BY Crown Parent LLC / BY Bond Finance Inc.
590	4.250%—01/31/2026[3]	598
	CDK Global Inc.
213	5.000%—10/15/2024	233
346	5.250%—05/15/2029[3]	371
		604
	Genesys Telecommunications Laboratories Inc.
930	10.000%—11/30/2024[3]	982
	Open Text Corp.
376	3.875%—02/15/2028[3]	383
	Open Text Holdings Inc.
627	4.125%—02/15/2030[3]	652
	Solera LLC
1,523	10.500%—03/01/2024[3]	1,583
		7,114
SPECIALTY RETAIL—0.2%
	L Brands Inc.
1,034	6.875%—11/01/2035	1,051
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.8%
	Dell International LLC / EMC Corp.
440	6.100%—07/15/2027[3]	523
1,000	6.200%—07/15/2030[3]	1,225

47

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—Continued
$3,860	7.125%—06/15/2024[3]	$ 4,004
620	8.350%—07/15/2046[3]	845
		6,597
	Diebold Nixdorf Inc.
1,267	9.375%—07/15/2025[3]	1,347
	NCR Corp.
434	5.000%—10/01/2028[3]	431
579	5.250%—10/01/2030[3]	574
805	6.125%—09/01/2029[3]	845
1,216	8.125%—04/15/2025[3]	1,339
		3,189
	Seagate HDD Cayman Co.
845	5.750%—12/01/2034	963
		12,096
TEXTILES, APPAREL & LUXURY GOODS—0.3%
	PVH Corp.
436	4.625%—07/10/2025	460
	William Carter Co.
895	5.500%—05/15/2025[3]	942
		1,402
THRIFTS & MORTGAGE FINANCE—0.9%
	Level 3 Financing Inc.
427	3.625%—01/15/2029[3]	414
	Nationstar Mortgage Holdings Inc.
1,060	5.500%—08/15/2028[3]	1,060
	Quicken Loans LLC / Quicken Loans Co-Issuer Inc.
196	3.625%—03/01/2029[3]	193
1,033	3.875%—03/01/2031[3]	1,019
		1,212
	United Shore Financial Services LLC
1,191	5.500%—11/15/2025[3]	1,207
		3,893
TRADING COMPANIES & DISTRIBUTORS—0.5%
	Ashtead Capital Inc.
97	4.250%—11/01/2029[3]	104
1,000	5.250%—08/01/2026[3]	1,061
		1,165
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
TRADING COMPANIES & DISTRIBUTORS—Continued
	United Rentals North America Inc.
$519	5.875%—09/15/2026	$ 547
	WESCO Distribution Inc. Co.
440	7.250%—06/15/2028[3]	482
		2,194
WIRELESS TELECOMMUNICATION SERVICES—2.3%
	LCPR Senior Secured Financing DAC
458	6.750%—10/15/2027[3]	487
	Sprint Capital Corp.
890	6.875%—11/15/2028	1,126
2,983	8.750%—03/15/2032	4,467
		5,593
	Sprint Corp.
330	7.125%—06/15/2024	380
443	7.875%—09/15/2023	507
		887
	T-Mobile USA Inc.
600	4.000%—04/15/2022	621
170	5.125%—04/15/2025	175
1,046	6.000%—03/01/2023	1,047
1,094	6.500%—01/15/2026	1,141
		2,984
		9,951
TOTAL CORPORATE BONDS & NOTES
(Cost $383,480)		387,561
TOTAL INVESTMENTS—97.5%
(Cost $412,914)		416,940
CASH AND OTHER ASSETS, LESS LIABILITIES—2.5%		10,728
TOTAL NET ASSETS—100.0%		$427,668

FAIR VALUE MEASUREMENTS
All investments at October 31, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2020 or 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
48

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

*	Security in default
1	Variable or floating rate security; the stated rate represents the rate in effect at October 31, 2020. The variable rate for such securities may be based on the indicated reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.
2	Zero coupon bond
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2020, the aggregate value of these securities was $257,911 or 60% of net assets.
4	MTN after the name of a security stands for Medium Term Note.
The accompanying notes are an integral part of the Financial Statements.
49

Harbor Money Market Fund
Manager’s Commentary (Unaudited)

Subadviser
BNP Paribas Asset Management USA, Inc.
200 Park Avenue
New York, NY 10166
Portfolio Manager
Kenneth J. O’Donnell, CFA
Since 2003
BNP has subadvised the Fund since 1987.
Investment Objective
The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.
Kenneth J. O’Donnell, CFA

Management’s Discussion of
Fund Performance
Market Review
In the waning weeks of 2019, markets were focused on a pronounced slowdown in global growth with weakness evident in Europe and Asia. These challenges were quickly eclipsed by the COVID-19 pandemic that spread around the globe during the first quarter of 2020. Economic growth collapsed as countries adopted travel restrictions and business closures in an attempt to slow the spread of the deadly coronavirus. The impact was devastating and drove the global economy into recession by mid-year. Monetary and fiscal authorities across the globe acted to provide emergency stimulus measures to reverse the downward spiral. Several central banks, challenged to provide monetary stimulus with interest rates already in negative territory, reinstituted non-traditional, crisis-era stimulus measures in an effort to stabilize markets. Fiscal authorities passed large stimulus packages to support individuals and businesses negatively impacted by viral restrictions.
The U.S. Federal Reserve (“Fed”) acted swiftly to stabilize markets by reducing interest rates back to the near zero lows of the previous cycle and increasing balance sheet purchases. These actions were followed by a series of programs designed to improve liquidity and provide support to specific market sectors. In the weeks and months to follow, markets responded positively with equity markets slowly rebounding and credit spreads tightening. Risk-assets experienced a near full recovery by the end of the fiscal period. Markets are currently forecasting a patient Fed holding interest rates stable for the next year. Fed Chair Powell continues to endorse additional fiscal stimulus measures in the U.S. to sustain the recovery.
Short-term U.S. Treasury Note yields closely tracked the decline in monetary policy rates during the fiscal year and have remained anchored near the zero lower boundary since March. Money market yields trended slightly above zero in the high single digits in basis point terms. The decline back to near-zero percent money market yields is an unwelcomed sign for investors who previously endured low interest rates during the last decade. We believe that money market yields will remain at current levels for the next year as Fed policy remains on-hold for an extended period.
PerformancE
For the year ended October 31, 2020, Harbor Money Market Fund returned 0.64% (Institutional Class) and 0.51% (Administrative Classes), underperforming the return of the Fund’s benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index of 0.92%. The duration of the portfolio, a measure of its sensitivity to changes in interest rates, was managed tactically throughout the period in a range between approximately 30 and 50 days as the path of monetary policy changed dramatically.
50

Harbor Money Market Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 10/31/2020
	1 Year	Annualized
		5 Years	10 Years
Harbor Money Market Fund
Institutional Class	0.64%	1.02%	0.55%
Administrative Class	0.51	0.93	0.51
Comparative Index
ICE BofA U.S. 3-Month Treasury Bill	0.92%	1.20%	0.64%

Current 7-day subsidized[a] SEC yield for period ended 10/31/2020:	Institutional Class: 0.04%	Administrative Class: 0.04%
Current 7-day unsubsidized[b] SEC yield for period ended 10/31/2020:	Institutional Class: (0.14)%	Administrative Class: (0.39)%
As stated in the Fund’s prospectus dated March 1, 2020, the expense ratios were 0.28% (Net) and 0.35% (Gross) (Institutional Class); 0.53% (Net) and 0.60%(Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver and an expense limitation agreement (excluding interest expense) effective through 02/28/2021. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. Current yield excludes gains and losses as defined by the Securities and Exchange Commission.  The current yield more closely reflects the current earnings of the Fund than the total return.
Outlook & Strategy
Looking ahead, we do not expect any changes in monetary policy during the coming year. Interest rates are likely to remain at the zero lower bound through 2021, as the Fed assesses the evolution of the economy in the wake of the pandemic. We expect that real, or inflation-adjusted, economic growth in the U.S. will continue to recover at a slow pace as the economic challenges of the pandemic subside. While the U.S. economy may not be able to avoid a negative growth rate in 2020, we expect growth in 2021 to exceed the trend rate. The recovery will likely benefit from a rebound in personal expenditures and business investment, in our view. This view hinges upon a containment of the COVID-19 virus in the coming year. While we remain optimistic that one of the vaccines in late stage testing will receive positive results and FDA approval, it is concerning that several countries are experiencing a resurgence of virus cases and a second round of business closures.
The Fed is unlikely to stray from their current policy stance until strong evidence emerges that the economy is on a sustainable path to recovery. Under a new policy framework, the Fed will allow for realized inflation to exceed their target, for a period of time, to offset the current undershoot. The next interest rate tightening may occur in 2022 if the pandemic is contained and the global growth trend resumes. We do not expect any changes in the tools used to manage short-term interest rates, i.e., interest paid on banking reserves and the overnight fixed-rate reserve purchase agreement program, or reverse repo facility; though we do expect the Fed to announce an end to balance sheet purchases prior to changes in policy interest rates. The transparency of the Federal Open Market Committee should in our view provide opportunities to tactically adjust the Fund’s duration profile as conditions evolve.

a	Reflects reimbursement or waivers currently in effect
b	Does not reflect reimbursements or waivers currently in effect
This report contains the current opinions of BNP Paribas Asset Management USA, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
You could lose money by investing in Harbor Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect the sponsor to provide financial support to the Fund at any time. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
51

Harbor Money Market Fund
Portfolio of Investments—October 31, 2020

Total Investments (% of investments) - Unaudited
Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands

GOVERNMENT AGENCY DEBT—7.5%†
(Cost $7,399)
Principal Amount		Value
	Federal Home Loan Bank Discount Notes
$7,400	0.110%—12/16/2020-01/06/2021	$ 7,399

TREASURY DEBT—92.5%†
	U.S. Treasury Bills
7,500	0.081%—01/14/2021	7,499
11,200	0.083%—12/17/2020	11,199
10,200	0.087%—12/24/2020	10,199
10,000	0.088%—01/21/2021	9,998
11,250	0.090%—11/05/2020	11,250
10,000	0.091%—01/07/2021	9,998
TREASURY DEBT—Continued
Principal Amount		Value
$10,950	0.093%—12/10/2020	$10,949
11,000	0.096%—12/31/2020	10,998
9,300	0.099%—11/27/2020	9,299
TOTAL TREASURY DEBT
(Cost $91,389)		91,389
TOTAL INVESTMENTS—100.0%
(Cost $98,788)		98,788
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		(18)
TOTAL NET ASSETS—100.0%		$98,770

FAIR VALUE MEASUREMENTS
All investments at October 31, 2020 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2020 or October 31, 2019.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	Coupon represents yield to maturity
The accompanying notes are an integral part of the Financial Statements.
52

Harbor Fixed Income Funds
StatementS of Assets and Liabilities—October 31, 2020

(All amounts in thousands, except per share amounts)
	Harbor Bond Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor High-Yield Bond Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost	$2,617,546*	$137,069	$108,936	$412,914	$98,788
Investments, at value	$ 2,664,896	$150,169	$114,781	$416,940	$98,788
Repurchase agreements	16,200	—	—	—	—
Due from brokers	4,291	—	—	—	—
Cash	15,231	3,222	1,331	9,456	188
Foreign currency, at value (cost: $3,761, $0, $0, $0, and $0)	3,952	—	—	—	—
Receivables for:
Investments sold	713,902	485	6	3,530	—
Capital shares sold	986	225	12	215	152
Interest	11,947	407	534	6,034	—
Unrealized appreciation on open forward currency contracts	2,634	—	—	—	—
Unrealized appreciation on OTC swap agreements	147	—	—	—	—
Variation margin on options and futures contracts	648	—	—	—	—
Variation margin on centrally cleared swap agreements	2,466	—	—	—	—
Prepaid registration fees	16	1	1	25	13
Other assets	557	26	—	171	18
Total Assets	3,437,873	154,535	116,665	436,371	99,159
LIABILITIES
Payables for:
Due to brokers	2,447	—	—	—	—
Investments purchased	1,387,725	324	1,007	6,283	—
Capital shares reacquired	722	12	—	1,996	340
Investments sold short, at value (proceeds: $15,096, $0, $0, $0, and $0)	14,876	—	—	—	—
Written options not settled through variation margin, at value (premiums received: $333, $0, $0, $0, and $0)	200	—	—	—	—
Swap premiums received on OTC swap agreements	114	—	—	—	—
Unrealized depreciation on open forward currency contracts	160	—	—	—	—
Accrued expenses:
Management fees	785	81	34	185	4
12b-1 fees	4	1	—	6	—
Transfer agent fees	148	10	7	29	—
Trustees' fees and expenses	560	27	4	174	19
Other	129	14	12	30	26
Total Liabilities	1,407,870	469	1,064	8,703	389
NET ASSETS	$ 2,030,003	$154,066	$115,601	$427,668	$98,770
Net Assets Consist of:
Paid-in capital	$ 1,957,635	$126,228	$106,895	$522,316	$98,736
Total distributable earnings/(loss)	72,368	27,838	8,706	(94,648)	34
	$ 2,030,003	$154,066	$115,601	$427,668	$98,770

The accompanying notes are an integral part of the Financial Statements.

53

	Harbor Bond Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor High-Yield Bond Fund	Harbor Money Market Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$ 166,740	$ 34,307	$29,428	$114,145	N/A
Shares of beneficial interest[1]	13,501	2,748	2,661	11,958	N/A
Net asset value per share[2]	$ 12.35	$ 12.49	$ 11.06	$ 9.55	N/A
Institutional Class
Net assets	$1,844,961	$117,269	$86,173	$287,242	$95,159
Shares of beneficial interest[1]	149,269	9,396	7,790	30,090	95,158
Net asset value per share[2]	$ 12.36	$ 12.48	$ 11.06	$ 9.55	$ 1.00
Administrative Class
Net assets	$ 18,302	$ 70	N/A	$ 668	$ 3,611
Shares of beneficial interest[1]	1,479	6	N/A	70	3,611
Net asset value per share[2]	$ 12.37	$ 12.46	N/A	$ 9.59	$ 1.00
Investor Class
Net assets	N/A	$ 2,420	N/A	$ 25,613	N/A
Shares of beneficial interest[1]	N/A	194	N/A	2,675	N/A
Net asset value per share[2]	N/A	$ 12.46	N/A	$ 9.57	N/A

*	Including repurchase agreements
1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
54

Harbor Fixed Income Funds
StatementS of Operations—Year Ended October 31, 2020

(All amounts in thousands)
	Harbor Bond Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor High-Yield Bond Fund	Harbor Money Market Fund
Investment Income
Interest	$ 63,987	$ 1,889	$2,795	$ 23,631	$1,054
Foreign taxes withheld	8	—	—	—	—
Consent fee income	2	5	—	122	—
Total Investment Income	63,997	1,894	2,795	23,753	1,054
Operating Expenses
Management fees	9,619	941	341	2,594	233
12b-1 fees:
Administrative Class	46	—	N/A	2	9
Investor Class	N/A	5	N/A	54	N/A
Shareholder communications	136	3	9	22	20
Custodian fees	193	21	15	33	21
Transfer agent fees:
Retirement Class	24	6	3	16	N/A
Institutional Class	1,866	112	84	328	113
Administrative Class	19	—	N/A	1	3
Investor Class	N/A	5	N/A	48	N/A
Professional fees	91	6	4	20	14
Trustees' fees and expenses	93	7	5	18	6
Registration fees	93	58	33	65	37
Miscellaneous	35	10	7	15	7
Expenses before interest expense	12,215	1,174	501	3,216	463
Interest expense	2,217	—	—	—	—
Total expenses	14,432	1,174	501	3,216	463
Management fees waived	(502)	(72)	—	(398)	(84)
12b-1 fees waived	—	—	—	—	(4)
Transfer agent fees waived	(59)	(5)	(3)	(12)	(48)
Other expenses reimbursed	(1,482)	—	(60)	—	(104)
Custodian fees reduction	(1)	—	—	—	(1)
Net expenses	12,388	1,097	438	2,806	222
Net Investment Income/(Loss)	51,609	797	2,357	20,947	832
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	72,606	16,732	2,883	(15,626)	—
Foreign currency transactions	(14,688)	—	—	—	—
Investments sold short	(899)	—	—	—	—
Swap agreements	(3,787)	—	—	—	—
Futures contracts	(136)	—	—	—	—
Purchased options	(181)	—	—	—	—
Written options	1,823	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	3,160	8,343	1,657	(232)	—
Forward currency contracts	9,828	—	—	—	—
Investments sold short	336	—	—	—	—
Swap agreements	5,924	—	—	—	—
Futures contracts	1,828	—	—	—	—
Purchased options	132	—	—	—	—
Written options	(835)	—	—	—	—
Translations of assets and liabilities in foreign currencies	287	—	—	—	—
Net gain/(loss) on investment transactions	75,398	25,075	4,540	(15,858)	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$127,007	$25,872	$6,897	$ 5,089	$ 832
The accompanying notes are an integral part of the Financial Statements.

55

Harbor Fixed Income Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Bond Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 51,609	$ 62,549	$ 797	$ 1,157	$ 2,357	$ 2,229
Net realized gain/(loss) on investments	54,738	43,239	16,732	4,662	2,883	955
Change in net unrealized appreciation/(depreciation) of investments	20,660	91,835	8,343	6,316	1,657	5,019
Net increase/(decrease) in assets resulting from operations	127,007	197,623	25,872	12,135	6,897	8,203
Distributions to Shareholders
Retirement Class	(2,761)	(328)	(842)	(1,614)	(440)	(145)
Institutional Class	(52,640)	(59,992)	(4,208)	(5,977)	(2,582)	(2,015)
Administrative Class	(470)	(878)	(2)	(3)	N/A	N/A
Investor Class	N/A	N/A	(68)	(111)	N/A	N/A
Total distributions to shareholders	(55,871)	(61,198)	(5,120)	(7,705)	(3,022)	(2,160)
Net Increase/(Decrease) Derived from Capital Share Transactions	(32,033)	(83,237)	(7,638)	15,772	26,970	23,403
Net increase/(decrease) in net assets	39,103	53,188	13,114	20,202	30,845	29,446
Net Assets
Beginning of period	1,990,900	1,937,712	140,952	120,750	84,756	55,310
End of period	$2,030,003	$1,990,900	$154,066	$140,952	$115,601	$84,756
The accompanying notes are an integral part of the Financial Statements.

56

Harbor High-Yield Bond Fund		Harbor Money Market Fund
November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019

$ 20,947	$ 30,652	$ 832	$ 3,111
(15,626)	(14,481)	—	—
(232)	24,504	—	—
5,089	40,675	832	3,111

(4,327)	(8,772)	N/A	N/A
(17,235)	(23,233)	(815)	(3,012)
(32)	(44)	(17)	(99)
(1,053)	(1,147)	N/A	N/A
(22,647)	(33,196)	(832)	(3,111)
(46,449)	(322,558)	(22,397)	(10,745)
(64,007)	(315,079)	(22,397)	(10,745)

491,675	806,754	121,167	131,912
$427,668	$ 491,675	$ 98,770	$121,167
57

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Bond Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$ 179,495	$ 6,756	$ 28,873	$ 246	$ 23,906	$ 3,158
Net proceeds from redemption fees	—	—	—	—	—	—
Reinvested distributions	2,761	328	842	1,614	440	128
Cost of shares reacquired	(33,651)	(2,022)	(24,767)	(3,434)	(831)	(1,473)
Net increase/(decrease) in net assets	$ 148,605	$ 5,062	$ 4,948	$ (1,574)	$ 23,515	$ 1,813
Institutional Class
Net proceeds from sale of shares	$ 431,694	$ 288,671	$ 16,717	$ 36,943	$ 19,108	$ 31,811
Net proceeds from redemption fees	—	—	1	1	—	—
Reinvested distributions	49,880	56,920	4,157	5,898	2,581	2,015
Cost of shares reacquired	(660,371)	(420,202)	(33,534)	(25,631)	(18,234)	(12,236)
Net increase/(decrease) in net assets	$(178,797)	$ (74,611)	$(12,659)	$ 17,211	$ 3,455	$ 21,590
Administrative Class
Net proceeds from sale of shares	$ 2,092	$ 6,129	$ —	$ —	N/A	N/A
Net proceeds from redemption fees	—	—	—	—	N/A	N/A
Reinvested distributions	469	878	2	3	N/A	N/A
Cost of shares reacquired	(4,402)	(20,695)	—	—	N/A	N/A
Net increase/(decrease) in net assets	$ (1,841)	$ (13,688)	$ 2	$ 3	N/A	N/A
Investor Class
Net proceeds from sale of shares	N/A	N/A	$ 764	$ 1,212	N/A	N/A
Net proceeds from redemption fees	N/A	N/A	—	—	N/A	N/A
Reinvested distributions	N/A	N/A	68	111	N/A	N/A
Cost of shares reacquired	N/A	N/A	(761)	(1,191)	N/A	N/A
Net increase/(decrease) in net assets	N/A	N/A	$ 71	$ 132	N/A	N/A
The accompanying notes are an integral part of the Financial Statements.

58

Harbor High-Yield Bond Fund		Harbor Money Market Fund
November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019

$ 72,410	$ 15,713	N/A	N/A
30	5	N/A	N/A
4,187	8,598	N/A	N/A
(34,927)	(254,561)	N/A	N/A
$ 41,700	$(230,245)	N/A	N/A

$ 92,313	$ 80,070	$ 209,776	$ 375,658
96	12	—	—
16,946	22,836	810	2,986
(204,679)	(181,784)	(233,459)	(390,438)
$ (95,324)	$ (78,866)	$ (22,873)	$ (11,794)

$ 121	$ 79	$ 3,992	$ 21,058
—	—	—	—
31	42	17	99
(148)	(822)	(3,533)	(20,108)
$ 4	$ (701)	$ 476	$ 1,049

$ 21,719	$ 6,096	N/A	N/A
9	1	N/A	N/A
1,043	1,133	N/A	N/A
(15,600)	(19,976)	N/A	N/A
$ 7,171	$ (12,746)	N/A	N/A
59

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Bond Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019
SHARES
Retirement Class
Shares sold	14,981	603	2,624	24	2,200	316
Shares issued due to reinvestment of distributions	226	29	78	166	41	12
Shares reacquired	(2,782)	(180)	(2,237)	(334)	(78)	(141)
Net increase/(decrease) in shares outstanding	12,425	452	465	(144)	2,163	187
Institutional Class
Shares sold	35,572	25,078	1,508	3,514	1,764	3,140
Shares issued due to reinvestment of distributions	4,166	4,986	386	606	241	196
Shares reacquired	(54,936)	(36,786)	(3,041)	(2,496)	(1,684)	(1,176)
Net increase/(decrease) in shares outstanding	(15,198)	(6,722)	(1,147)	1,624	321	2,160
Administrative Class
Shares sold	172	537	—	—	N/A	N/A
Shares issued due to reinvestment of distributions	39	77	1	—	N/A	N/A
Shares reacquired	(368)	(1,779)	—	—	N/A	N/A
Net increase/(decrease) in shares outstanding	(157)	(1,165)	1	—	N/A	N/A
Investor Class
Shares sold	N/A	N/A	65	114	N/A	N/A
Shares issued due to reinvestment of distributions	N/A	N/A	6	12	N/A	N/A
Shares reacquired	N/A	N/A	(68)	(113)	N/A	N/A
Net increase/(decrease) in shares outstanding	N/A	N/A	3	13	N/A	N/A
The accompanying notes are an integral part of the Financial Statements.

60

Harbor High-Yield Bond Fund		Harbor Money Market Fund
November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019

7,783	1,616	N/A	N/A
448	898	N/A	N/A
(3,729)	(26,404)	N/A	N/A
4,502	(23,890)	N/A	N/A

9,729	8,195	209,775	375,658
1,821	2,362	810	2,986
(21,780)	(18,795)	(233,459)	(390,438)
(10,230)	(8,238)	(22,874)	(11,794)

13	8	3,992	21,058
3	4	17	99
(15)	(84)	(3,533)	(20,108)
1	(72)	476	1,049

2,344	623	N/A	N/A
111	117	N/A	N/A
(1,697)	(2,073)	N/A	N/A
758	(1,333)	N/A	N/A
61

Harbor Fixed Income Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR BOND FUND
	Retirement Class
Year Ended October 31,	2020	2019	2018 [g]
Net asset value beginning of period	$ 11.90	$ 11.09	$11.28
Income from Investment Operations
Net investment income/(loss)[a,e]	0.31	0.38	0.16
Net realized and unrealized gain/(loss) on investments	0.49	0.80	(0.16)
Total from investment operations	0.80	1.18	— *
Less Distributions
Dividends from net investment income	(0.35)	(0.37)	(0.19)
Distributions from net realized capital gains	—	—	—
Total distributions	(0.35)	(0.37)	(0.19)
Net asset value end of period	12.35	11.90	11.09
Net assets end of period (000s)	$166,740	$12,802	$6,921
Ratios and Supplemental Data (%)
Total return[b]	6.82%	10.84%	0.01% [c]
Ratio of total expenses to average net assets^	0.58	1.06	1.16 [d]
Ratio of net expenses to average net assets[a]	0.48	0.96	1.06 [d]
Ratio of net expenses excluding interest expense to average net assets[a]	0.43	0.43	0.43 [d]
Ratio of net investment income/(loss) to average net assets[a]	2.56	3.30	3.44 [d]
Portfolio turnover	558	644	674 [c]

	Administrative Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 11.92	$ 11.11	$ 11.69	$ 11.89	$ 11.93
Income from Investment Operations
Net investment income/(loss)[a,e]	0.28	0.35	0.31	0.34	0.34
Net realized and unrealized gain/(loss) on investments	0.48	0.79	(0.53)	(0.05)	0.16
Total from investment operations	0.76	1.14	(0.22)	0.29	0.50
Less Distributions
Dividends from net investment income	(0.31)	(0.33)	(0.36)	(0.32)	(0.45)
Distributions from net realized capital gains	—	—	—	(0.17)	(0.09)
Total distributions	(0.31)	(0.33)	(0.36)	(0.49)	(0.54)
Net asset value end of period	12.37	11.92	11.11	11.69	11.89
Net assets end of period (000s)	$18,302	$19,498	$31,111	$30,376	$37,887
Ratios and Supplemental Data (%)
Total return[b]	6.44%	10.44%	(1.88)%	2.56%	4.42%
Ratio of total expenses to average net assets^	0.97	1.39	1.16	0.88	0.85
Ratio of net expenses to average net assets[a]	0.87	1.29	1.06	0.79	0.78
Ratio of net expenses excluding interest expense to average net assets[a]	0.76	0.76	0.76	0.76	0.76
Ratio of net investment income/(loss) to average net assets[a]	2.32	3.01	2.69	2.90	2.89
Portfolio turnover	558	644	674	654	592
See page 70 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

62

Institutional Class
2020	2019	2018	2017	2016
$ 11.91	$ 11.10	$ 11.68	$ 11.88	$ 11.92

0.31	0.37	0.33	0.36	0.37
0.48	0.80	(0.52)	(0.04)	0.16
0.79	1.17	(0.19)	0.32	0.53

(0.34)	(0.36)	(0.39)	(0.35)	(0.48)
—	—	—	(0.17)	(0.09)
(0.34)	(0.36)	(0.39)	(0.52)	(0.57)
12.36	11.91	11.10	11.68	11.88
$1,844,961	$1,958,600	$1,899,680	$2,159,390	$2,438,815

6.72%	10.74%	(1.63)%	2.82%	4.70%
0.73	1.14	0.90	0.63	0.60
0.62	1.04	0.80	0.54	0.53
0.51	0.51	0.51	0.51	0.51
2.58	3.23	2.93	3.15	3.16
558	644	674	654	592
63

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CONVERTIBLE SECURITIES FUND
	Retirement Class
Year Ended October 31,	2020	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 10.82	$ 10.47	$ 11.27	$ 10.53	$ 9.78
Income from Investment Operations
Net investment income/(loss)[a,e]	0.07	0.10	0.10	0.14	0.08
Net realized and unrealized gain/(loss) on investments	2.02	0.92	0.19	0.78	0.75
Total from investment operations	2.09	1.02	0.29	0.92	0.83
Less Distributions
Dividends from net investment income	(0.09)	(0.18)	(0.09)	(0.18)	(0.08)
Distributions from net realized capital gains	(0.33)	(0.49)	(1.00)	—	—
Total distributions	(0.42)	(0.67)	(1.09)	(0.18)	(0.08)
Proceeds from redemption fees	— *	— *	— *	— *	—
Net asset value end of period	12.49	10.82	10.47	11.27	10.53
Net assets end of period (000s)	$34,307	$24,697	$25,412	$24,585	$2,215
Ratios and Supplemental Data (%)
Total return[b]	19.93%	10.48%	2.80%	8.81%	8.51% [c]
Ratio of total expenses to average net assets^	0.74	0.74	0.74	0.72	0.73 [d]
Ratio of net expenses to average net assets[a]	0.69	0.69	0.69	0.67	0.71 [d]
Ratio of net investment income/(loss) to average net assets[a]	0.60	0.98	0.95	1.24	1.13 [d]
Portfolio turnover	101	74	94	102	102 [c]

	Administrative Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 10.80	$ 10.44	$ 11.26	$ 10.53	$10.62
Income from Investment Operations
Net investment income/(loss)[a,e]	0.03	0.07	0.07	0.10	0.09
Net realized and unrealized gain/(loss) on investments	2.01	0.91	0.17	0.77	0.20
Total from investment operations	2.04	0.98	0.24	0.87	0.29
Less Distributions
Dividends from net investment income	(0.05)	(0.13)	(0.06)	(0.14)	(0.19)
Distributions from net realized capital gains	(0.33)	(0.49)	(1.00)	—	(0.19)
Total distributions	(0.38)	(0.62)	(1.06)	(0.14)	(0.38)
Proceeds from redemption fees	— *	— *	— *	— *	— *
Net asset value end of period	12.46	10.80	10.44	11.26	10.53
Net assets end of period (000s)	$ 70	$ 59	$ 53	$ 395	$ 392
Ratios and Supplemental Data (%)
Total return[b]	19.48%	10.11%	2.27%	8.37%	2.96%
Ratio of total expenses to average net assets^	1.07	1.07	1.07	1.04	1.02
Ratio of net expenses to average net assets[a]	1.02	1.02	1.01	1.00	1.01
Ratio of net investment income/(loss) to average net assets[a]	0.29	0.64	0.63	0.93	0.90
Portfolio turnover	101	74	94	102	102
See page 70 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

64

Institutional Class
2020	2019	2018	2017	2016
$ 10.83	$ 10.48	$ 11.27	$ 10.53	$ 10.63

0.06	0.09	0.09	0.13	0.12
2.00	0.92	0.20	0.78	0.19
2.06	1.01	0.29	0.91	0.31

(0.08)	(0.17)	(0.08)	(0.17)	(0.22)
(0.33)	(0.49)	(1.00)	—	(0.19)
(0.41)	(0.66)	(1.08)	(0.17)	(0.41)
— *	— *	— *	— *	— *
12.48	10.83	10.48	11.27	10.53
$117,269	$114,130	$93,424	$87,391	$421,671

19.63%	10.39%	2.82%	8.74%	3.12%
0.82	0.82	0.82	0.79	0.77
0.77	0.77	0.76	0.76	0.76
0.55	0.89	0.88	1.18	1.15
101	74	94	102	102

Investor Class
2020	2019	2018	2017	2016
$ 10.80	$ 10.45	$ 11.25	$ 10.52	$ 10.61

0.02	0.05	0.05	0.09	0.08
2.00	0.92	0.19	0.77	0.20
2.02	0.97	0.24	0.86	0.28

(0.03)	(0.13)	(0.04)	(0.13)	(0.18)
(0.33)	(0.49)	(1.00)	—	(0.19)
(0.36)	(0.62)	(1.04)	(0.13)	(0.37)
— *	— *	— *	— *	— *
12.46	10.80	10.45	11.25	10.52
$ 2,420	$ 2,066	$ 1,861	$ 2,015	$ 2,039

19.33%	9.99%	2.35%	8.26%	2.85%
1.19	1.19	1.19	1.16	1.14
1.14	1.14	1.13	1.12	1.13
0.17	0.52	0.51	0.81	0.77
101	74	94	102	102
65

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CORE BOND FUND
	Retirement Class
Year Ended October 31,	2020	2019	2018 [g]
Net asset value beginning of period	$ 10.64	$ 9.84	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.26	0.31	0.12
Net realized and unrealized gain/(loss) on investments	0.50	0.79	(0.19)
Total from investment operations	0.76	1.10	(0.07)
Less Distributions
Dividends from net investment income	(0.27)	(0.30)	(0.09)
Distributions from net realized capital gains	(0.07)	—	—
Total distributions	(0.34)	(0.30)	(0.09)
Net asset value end of period	11.06	10.64	9.84
Net assets end of period (000s)	$29,428	$5,298	$3,061
Ratios and Supplemental Data (%)
Total return[b]	7.36%	11.34%	(0.73)% [c]
Ratio of total expenses to average net assets^	0.43	0.45	0.77 [d]
Ratio of net expenses to average net assets[a]	0.37	0.37	0.37 [d]
Ratio of net investment income/(loss) to average net assets[a]	2.35	2.98	2.98 [d]
Portfolio turnover	70	61	97 [c]
See page 70 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

66

Institutional Class
2020	2019	2018 [g]
$ 10.64	$ 9.84	$ 10.00

0.26	0.30	0.12
0.50	0.79	(0.19)
0.76	1.09	(0.07)

(0.27)	(0.29)	(0.09)
(0.07)	—	—
(0.34)	(0.29)	(0.09)
11.06	10.64	9.84
$86,173	$79,458	$52,249

7.28%	11.26%	(0.75)% [c]
0.51	0.53	0.85 [d]
0.45	0.45	0.45 [d]
2.35	2.89	2.86 [d]
70	61	97 [c]
67

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD BOND FUND
	Retirement Class
Year Ended October 31,	2020	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 9.88	$ 9.69	$ 10.22	$ 10.00	$ 9.40
Income from Investment Operations
Net investment income/(loss)[a,e]	0.47	0.54	0.54	0.55	0.36
Net realized and unrealized gain/(loss) on investments	(0.28)	0.22	(0.49)	0.25	0.61
Total from investment operations	0.19	0.76	0.05	0.80	0.97
Less Distributions
Dividends from net investment income	(0.52)	(0.57)	(0.58)	(0.58)	(0.37)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.52)	(0.57)	(0.58)	(0.58)	(0.37)
Proceeds from redemption fees	— *	— *	— *	— *	— *
Net asset value end of period	9.55	9.88	9.69	10.22	10.00
Net assets end of period (000s)	$114,145	$73,676	$303,627	$41,975	$1,828
Ratios and Supplemental Data (%)
Total return[b]	2.18%	8.13%	0.54%	8.23%	10.49% [c]
Ratio of total expenses to average net assets^	0.66	0.65	0.61	0.65	0.66 [d]
Ratio of net expenses to average net assets[a]	0.57	0.56	0.53	0.61	0.61 [d]
Ratio of net investment income/(loss) to average net assets[a]	4.88	5.53	5.50	5.44	5.38 [d]
Portfolio turnover	128	80	53	56	58 [c]

	Administrative Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 9.92	$ 9.71	$ 10.25	$ 10.01	$10.02
Income from Investment Operations
Net investment income/(loss)[a,e]	0.44	0.50	0.52	0.53	0.51
Net realized and unrealized gain/(loss) on investments	(0.28)	0.25	(0.51)	0.25	(0.02)
Total from investment operations	0.16	0.75	0.01	0.78	0.49
Less Distributions
Dividends from net investment income	(0.49)	(0.54)	(0.55)	(0.54)	(0.50)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.49)	(0.54)	(0.55)	(0.54)	(0.50)
Proceeds from redemption fees	— *	— *	— *	— *	— *
Net asset value end of period	9.59	9.92	9.71	10.25	10.01
Net assets end of period (000s)	$ 668	$ 686	$ 1,374	$ 1,753	$4,631
Ratios and Supplemental Data (%)
Total return[b]	1.82%	7.91%	0.10%	7.98%	5.18%
Ratio of total expenses to average net assets^	0.99	0.98	0.94	0.97	0.95
Ratio of net expenses to average net assets[a]	0.90	0.89	0.86	0.92	0.91
Ratio of net investment income/(loss) to average net assets[a]	4.60	5.13	5.18	5.20	5.20
Portfolio turnover	128	80	53	56	58
See page 70 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

68

Institutional Class
2020	2019	2018	2017	2016
$ 9.88	$ 9.68	$ 10.21	$ 9.99	$ 10.00

0.46	0.52	0.54	0.55	0.53
(0.28)	0.25	(0.51)	0.24	(0.02)
0.18	0.77	0.03	0.79	0.51

(0.51)	(0.57)	(0.57)	(0.57)	(0.52)
—	—	—	—	—
(0.51)	(0.57)	(0.57)	(0.57)	(0.52)
— *	— *	0.01	— *	— *
9.55	9.88	9.68	10.21	9.99
$287,242	$398,320	$470,204	$1,387,213	$1,817,902

2.09%	8.16%	0.45%	8.16%	5.46%
0.74	0.73	0.69	0.72	0.70
0.65	0.64	0.62	0.67	0.66
4.86	5.35	5.40	5.43	5.43
128	80	53	56	58

Investor Class
2020	2019	2018	2017	2016
$ 9.91	$ 9.71	$ 10.24	$ 10.01	$ 10.02

0.43	0.49	0.50	0.52	0.49
(0.29)	0.24	(0.49)	0.24	(0.02)
0.14	0.73	0.01	0.76	0.47

(0.48)	(0.53)	(0.54)	(0.53)	(0.48)
—	—	—	—	—
(0.48)	(0.53)	(0.54)	(0.53)	(0.48)
— *	— *	— *	— *	— *
9.57	9.91	9.71	10.24	10.01
$ 25,613	$ 18,993	$ 31,549	$ 42,753	$ 87,155

1.59%	7.72%	0.08%	7.79%	5.02%
1.11	1.10	1.06	1.09	1.07
1.02	1.01	0.98	1.04	1.03
4.44	5.00	5.05	5.08	5.09
128	80	53	56	58
69

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MONEY MARKET FUND
	Institutional Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.01	0.02	0.01	0.01	— *
Net realized and unrealized gain/(loss) on investments	—	—	—	—	—
Total from investment operations	0.01	0.02	0.01	0.01	— *
Less Distributions
Dividends from net investment income	(0.01)	(0.02)	(0.01)	(0.01)	— *
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.01)	(0.02)	(0.01)	(0.01)	— *
Net asset value end of period	1.00	1.00	1.00	1.00	1.00
Net assets end of period (000s)	$95,159	$118,032	$129,826	$169,637	$136,986
Ratios and Supplemental Data (%)
Total return[b]	0.64%	2.02%	1.44%	0.73%	0.30%
Ratio of total expenses to average net assets^	0.39	0.35	0.35	0.35	0.36
Ratio of net expenses to average net assets[a]	0.19	0.28	0.20	—	—
Ratio of net investment income/(loss) to average net assets[a]	0.72	2.01	1.42	0.72	0.27

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on average daily shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period June 1, 2018 (inception) through October 31, 2018
The accompanying notes are an integral part of the Financial Statements.

70

Administrative Class
2020	2019	2018	2017	2016
$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

0.01	0.02	0.01	0.01	— *
—	—	—	—	—
0.01	0.02	0.01	0.01	— *

(0.01)	(0.02)	(0.01)	(0.01)	— *
—	—	—	—	—
(0.01)	(0.02)	(0.01)	(0.01)	— *
1.00	1.00	1.00	1.00	1.00
$3,611	$3,135	$2,086	$1,545	$2,267

0.51%	1.76%	1.36%	0.73%	0.30%
0.64	0.60	0.60	0.60	0.61
0.29	0.53	0.29	—	—
0.49	1.79	1.36	0.70	0.28
71

Harbor Fixed Income Funds
Notes to Financial Statements—October 31, 2020

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2020, the Trust consists of 36 separate portfolios. The portfolios covered by this report are: Harbor Bond Fund, Harbor Convertible Securities Fund, Harbor Core Bond Fund,  Harbor High-Yield Bond Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer up to four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), certain expenses may be applied differently to each class of shares in accordance with current regulations of the U.S. Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants, and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions,
72

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity.  Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.
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Harbor Fixed Income Funds
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Note 2—Significant Accounting Policies—Continued
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the year.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities (except for premiums on certain callable debt securities that amortized to the earliest call date) using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Consent fees relating to corporate actions from investments held are recorded as income upon receipt.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
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Harbor Fixed Income Funds
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Note 2—Significant Accounting Policies—Continued
Taxes
Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2017–2019), including all positions expected to be taken upon filing the 2020 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Foreign Currency Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
Foreign currency contracts are marked-to-market daily and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the year, Harbor Bond Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars and forward currency contracts to manage its exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions. The Fund entered into collateral agreements with certain counterparties to mitigate counter party risk associated with forward currency contracts.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
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Harbor Fixed Income Funds
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Note 2—Significant Accounting Policies—Continued
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
New Accounting Pronouncements
In October 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020-08, Codification Improvements to Subtopic 310-20, Receivables - Nonrefundable Fees and Other Costs. This ASU amends FASB ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which provides guidance related to the amortization period for certain purchase callable debt securities held at a premium. ASU 2020-08 addresses premium amortization for callable debt securities with multiple call dates, clarifying that an entity should reevaluate whether a callable debt security purchased at a premium is in scope for each reporting period. ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020, and should be applied on a prospective basis as of the beginning of the period of adoption for existing or newly purchased debt securities. At this time, management is still evaluating the implications of these changes on the financial statements.
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of this ASU is to provide optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU was effective immediately upon release of the update on March 12, 2020, and can generally be applied through December 31, 2022. At this time, management is still evaluating the implications of these changes on the financial statements.
In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. This ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The amendments in this ASU should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. As of November 1, 2019, the Funds have adopted ASU 2017-08, which did not have a material impact on the financial statements, and had no effect on the net increase (decrease) in net assets resulting from operations, net asset value or the net assets of the Funds.
Forward Commitments and When-Issued Securities
Each Fund may enter into agreements to purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the fair value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.
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Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. However, when a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
During the year, Harbor Bond Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
During the year, Harbor Bond Fund and Harbor Core Bond Fund invested in inflation-indexed bonds.
Loan Participations and Assignments
Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from the agent, it acquires direct rights against the borrower on the loan.
During the year, Harbor Bond Fund and Harbor High-Yield Bond Fund invested in loan participations and assignments.
Harbor High-Yield Bond Fund entered into unfunded loan commitments during the year, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.
Harbor High-Yield Bond Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of an unfunded loan commitment. In certain circumstances, a Fund that has entered into an unfunded loan commitment may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statement of Operations.
As of October 31, 2020, Harbor High-Yield Bond Fund had no unfunded loan commitments outstanding.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.
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Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
During the year, Harbor Bond Fund and Harbor Core Bond Fund invested in mortgage-related or other asset-backed securities.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.
During the year, Harbor Bond Fund, Harbor Core Bond Fund, and Harbor Money Market Fund invested in U.S. government securities.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to a Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, a Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to a Fund. A counterparty’s default may cause a Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the year, Harbor Bond Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.
Reverse Repurchase Agreements
A reverse repurchase agreement involves the delivery of a portfolio security in exchange for cash by a Fund, coupled with an agreement to repurchase the same or substantially the same security at a specified time and price. Until the security is repurchased, a Fund is obligated to pay interest, based upon market rates of the time of issuance, on the value of the repurchase agreement. While a reverse repurchase agreement is outstanding, a Fund continues to receive principal and interest payments on the underlying security. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties is reflected as a liability on the Statements of Assets and Liabilities. Interest payments based upon the reverse repurchase agreement term made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. To cover its obligations under reverse repurchase agreements, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to a Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Reverse repurchase agreements involve the risk that the fair value of the securities delivered by a Fund may decline below
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Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities delivered. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.
During the year, Harbor Bond Fund entered into reverse repurchase agreements. The average amount of borrowings outstanding for the Fund was $75,121,000 at a weighted average interest rate of 1.663%. Average debt outstanding and average interest rate during the year is calculated based on calendar days.
Sale-Buybacks
A “sale-buyback” financing transaction consists of a sale of a portfolio security by a Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement.
The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities.  A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations.  Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. To cover its obligations under sale-buyback transactions, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to a Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Sale-buyback transactions involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the sale-buyback transactions are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to a Fund.
During the year, Harbor Bond Fund entered into sale-buyback transactions. The average amount of borrowings outstanding for the Fund was $23,697,000 at a weighted average interest rate of 1.866%. Average debt outstanding and average interest rate during the year is calculated based on calendar days.
Short Sales
Short-selling obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
During the year, Harbor Bond Fund engaged in short-selling.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
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Harbor Fixed Income Funds
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Note 2—Significant Accounting Policies—Continued
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a Fund will be able to close out its position when the Fund considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Fund would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are traded on an exchange and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default.
During the year, Harbor Bond Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). Purchased call options tend to increase a Fund’s exposure to the underlying instrument. Purchased put options tend to decrease a Fund’s exposure to the underlying instrument.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.
The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the fair value of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the fair value of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
Options on exchange-traded futures contracts are an option contract in which the underlying instrument is a single futures contract. A Fund may write or purchase options on exchange-traded futures contracts in which a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
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Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
During the year, Harbor Bond Fund purchased and wrote (sold) option contracts to manage its exposure to the bond markets and to fluctuations in interest rates and currency values.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation or depreciation.
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to a Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. A Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between a Fund and the counterparty, and the posting of collateral by the counterparty.
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
During the year, Harbor Bond Fund used interest rate swap agreements to manage its exposure to interest rate changes.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement.
81

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
During the year, Harbor Bond Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; the Fund used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. At October 31, 2020, the maximum exposure to loss of the notional value as the seller of credit default swaps outstanding for the Fund was $27,402,000.
Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2020 are as follows:
	Purchases (000s)		Sales (000s)
	U.S. Government	Other	U.S. Government	Other
Harbor Bond Fund	$14,778,004	$586,483	$15,132,902	$647,854
Harbor Convertible Securities Fund	—	141,371	—	150,830
Harbor Core Bond Fund	69,214	35,785	57,628	11,925
Harbor High-Yield Bond Fund	—	533,952	—	572,754

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Bond Fund	0.48% [a]	0.45%
Harbor Convertible Securities Fund	0.65 [b]	0.60
Harbor Core Bond Fund	0.34	0.34
Harbor High-Yield Bond Fund	0.60 [c]	0.51
Harbor Money Market Fund	0.20 [d]	0.13

a	The Adviser has contractually agreed to reduce the management fee to 0.43% on assets between $1 billion and $3 billion and to 0.405% on assets over $3 billion through February 28, 2021.
b	The Adviser has contractually agreed to reduce the management fee to 0.60% through February 28, 2021.
c	The Adviser has contractually agreed to reduce the management fee to 0.508% through February 28, 2021.
d	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 28, 2021.
82

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the year, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor Bond Fund	0.43%	0.51%	0.76%	N/A	02/28/2021
Harbor Core Bond Fund	0.37	0.45	N/A	N/A	02/28/2021
Harbor Money Market Fund[1]	N/A	0.28	0.53	N/A	02/28/2021

1	Effective April 30, 2020, Harbor Capital voluntarily began waiving additional expenses below the limits described in the table above resulting in annualized expense ratios for the year ended October 31, 2020 of 0.19% and 0.29% for the Institutional Class and Administrative Class, respectively.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (each, a “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to each 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in a Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
Amounts payable by a Fund under each 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Each 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under each 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.  The fee has been waived in its entirety effective April 30, 2020 through October 31, 2020 for the Harbor Money Market Fund.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.22% of the average daily net assets of all Investor Class shares
83

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2020. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
As of October 31, 2020, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor Bond Fund	79,367	—	—	N/A	79,367	0.0%
Harbor Convertible Securities Fund	60,952	—	—	—	60,952	0.5
Harbor Core Bond Fund	54,278	4,675,504	N/A	N/A	4,729,782	45.3
Harbor High-Yield Bond Fund	112,581	—	—	—	112,581	0.3
Harbor Money Market Fund	N/A	7,490,420	26,376	N/A	7,516,796	7.6
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
84

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Redemption Fee
During the year ended October 31, 2020, a 1% redemption fee was charged on shares of Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund that were redeemed within 90 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the year ended October 31, 2020 redemption fee proceeds were as follows:
Amount (000s)
Harbor Convertible Securities Fund	$ 1
Harbor High-Yield Bond Fund	135
85

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to the tax treatment of bonds in default and the use of equalization. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2020 are as follows:
	Total Distributable Earnings/(Loss) (000s)	Paid-In Capital (000s)
Harbor Bond Fund	$ (513)	$ 513
Harbor Convertible Securities Fund	(1,508)	1,508
Harbor Core Bond Fund	(262)	262
Harbor High-Yield Bond Fund	(88)	88
Harbor Money Market Fund	—	—
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2020			As of October 31, 2019
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Bond Fund	$55,871	$ —	$55,871	$61,198	$ —	$61,198
Harbor Convertible Securities Fund	3,667	1,453	5,120	6,185	1,520	7,705
Harbor Core Bond Fund	2,588	434	3,022	2,160	—	2,160
Harbor High-Yield Bond Fund	22,647	—	22,647	33,196	—	33,196
Harbor Money Market Fund	832	—	832	3,111	—	3,111
As of October 31, 2020, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor Bond Fund	$27,488	$ —	$45,225
Harbor Convertible Securities Fund	11,959	3,161	12,735
Harbor Core Bond Fund	1,333	1,534	5,840
Harbor High-Yield Bond Fund	2,499	—	2,992
Harbor Money Market Fund	48	—	—
At October 31, 2020, the Funds in the following table had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryforward
	Short-Term (000s)	Long- Term (000s)	Total (000s)
Harbor High-Yield Bond Fund	$4,451	$95,570	$100,021
86

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at October 31, 2020 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Bond Fund	$2,655,473	$96,877	$(51,652)	$45,225
Harbor Convertible Securities Fund	137,434	15,844	(3,109)	12,735
Harbor Core Bond Fund	108,941	6,420	(580)	5,840
Harbor High-Yield Bond Fund*	413,948	11,065	(8,073)	2,992
Harbor Money Market Fund	98,788	—	—	—

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2020, if any, as disclosed in the Portfolio of Investments, and the related amounts of net realized and changes in net unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
As of October 31, 2020, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Unrealized appreciation on open forward currency contracts	$ —	$2,634	$ —	$ 2,634
Unrealized appreciation on OTC swap agreements[b]	—	—	147	147
Variation margin on centrally cleared swap agreements[a,b]	11,625	—	387	12,012
Variation margin on options and futures contracts (futures)[a]	756	—	—	756
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$ (160)	$ —	$ (160)
Variation margin on centrally cleared swap agreements[a,b]	(8,374)	—	(41)	(8,415)
Variation margin on options and futures contracts (futures)[a]	(329)	—	—	(329)
Written options, at value	(200)	—	—	(200)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
b	Net of premiums received and paid of $(5,768)
87

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2020, were:
HARBOR BOND FUND
Net realized gain/(loss) on derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(664)	$ —	$ (664)
Futures contracts	(136)	—	—	(136)
Purchased options	(181)	—	—	(181)
Written options	1,805	—	18	1,823
Swap agreements	(4,878)	—	1,091	(3,787)
Net realized gain/(loss) on derivatives	$(3,390)	$(664)	$1,109	$(2,945)

Change in net unrealized appreciation/(depreciation) on derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$9,828	$ —	$ 9,828
Futures contracts	1,828	—	—	1,828
Purchased options	132	—	—	132
Written options	(835)	—	—	(835)
Swap agreements	6,734	—	(810)	5,924
Change in net unrealized appreciation/(depreciation) on derivatives	$7,859	$9,828	$(810)	$16,877

Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, each Fund may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Arrangements are specific to the unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or due from broker. Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statements of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the year ended October 31, 2020, the following Master Netting Arrangements have been entered into by one or more of the Funds:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties. As of October 31, 2020, Harbor Bond Fund had investment exposures subject to the terms of these agreements.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. As of October 31, 2020, Harbor Bond Fund had investment exposures subject to the terms of these agreements.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern over-the-counter market traded financial derivative transactions entered into by the Fund and select counterparties. As of October 31, 2020, Harbor Bond Fund had investment exposures subject to the terms of these agreements.
88

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2020:
HARBOR BOND FUND
Counterparty	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Master Securities Forward Transactions Agreements
Credit Suisse AG	$ (4,834)	$—	$—	$ (4,834)
J.P. Morgan Securities LLC	(10,042)	—	—	(10,042)
Total Borrowings and Other Financing Transactions	$(14,876)
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2020.
HARBOR BOND FUND
	Financial Derivative Assets			Financial Derivative Liabilities			Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Total Over-the- Counter (000s)
Barclays Bank plc	$ 105	$ —	$ 105	$ (19)	$ —	$ (19)	$ 86	$—	$ 86
BNP Paribas SA	143	—	143	(4)	—	(4)	139	—	139
Citibank NA	500	147	647	(77)	—	(77)	570	—	570
HSBC Bank USA NA	798	—	798	(2)	—	(2)	796	—	796
JP Morgan Chase Bank NA	741	—	741	(34)	(200)	(234)	507	—	507
UBS AG	347	—	347	(24)	—	(24)	323	—	323
Total Over-the-Counter Exposure	$2,634	$147	$2,781	$(160)	$(200)	$(360)
Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.
Note 8—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
89

Harbor Fixed Income Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Bond Fund, Harbor Convertible Securities Fund, Harbor Core Bond Fund, Harbor High-Yield Bond Fund, and Harbor Money Market Fund (collectively referred to as the “Funds”), (five of the funds constituting the Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds, (five of the funds constituting the Harbor Funds), at October 31, 2020, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund comprising the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Bond Fund Harbor Convertible Securities Fund Harbor High-Yield Bond Fund Harbor Money Market Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the five years in the period ended October 31, 2020
Harbor Core Bond Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the two years in the period ended October 31, 2020 and the period from June 1, 2018 (inception) through October 31, 2018
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Harbor Funds investment companies since 2000.
Chicago, Illinois
December 21, 2020
90

Harbor Fixed Income Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020
Harbor Bond Fund
Retirement Class	0.48%
Actual		$2.45	$1,000	$1,031.29
Hypothetical (5% return)		2.44	1,000	1,022.66
Institutional Class	0.62%
Actual		$3.17	$1,000	$1,032.56
Hypothetical (5% return)		3.15	1,000	1,021.94
Administrative Class	0.87%
Actual		$4.44	$1,000	$1,031.27
Hypothetical (5% return)		4.42	1,000	1,020.65
Harbor Convertible Securities Fund
Retirement Class	0.69%
Actual		$3.83	$1,000	$1,206.37
Hypothetical (5% return)		3.51	1,000	1,021.58
Institutional Class	0.77%
Actual		$4.27	$1,000	$1,204.95
Hypothetical (5% return)		3.91	1,000	1,021.17
Administrative Class	1.02%
Actual		$5.65	$1,000	$1,203.94
Hypothetical (5% return)		5.18	1,000	1,019.26
Investor Class	1.14%
Actual		$6.31	$1,000	$1,203.31
Hypothetical (5% return)		5.79	1,000	1,019.26
91

Harbor Fixed Income Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020
Harbor Core Bond Fund
Retirement Class	0.37%
Actual		$1.89	$1,000	$1,027.41
Hypothetical (5% return)		1.88	1,000	1,023.23
Institutional Class	0.45%
Actual		$2.29	$1,000	$1,026.99
Hypothetical (5% return)		2.29	1,000	1,022.82
Harbor High-Yield Bond Fund
Retirement Class	0.57%
Actual		$3.00	$1,000	$1,090.44
Hypothetical (5% return)		2.90	1,000	1,022.20
Institutional Class	0.65%
Actual		$3.42	$1,000	$1,089.98
Hypothetical (5% return)		3.30	1,000	1,021.79
Administrative Class	0.90%
Actual		$4.72	$1,000	$1,088.25
Hypothetical (5% return)		4.57	1,000	1,020.50
Investor Class	1.02%
Actual		$5.35	$1,000	$1,086.87
Hypothetical (5% return)		5.18	1,000	1,019.88
Harbor Money Market Fund
Institutional Class	0.05%
Actual		$0.25	$1,000	$1,000.33
Hypothetical (5% return)		0.25	1,000	1,024.88
Administrative Class	0.05%
Actual		$0.25	$1,000	$1,000.33
Hypothetical (5% return)		0.25	1,000	1,024.88

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
92

Harbor Fixed Income Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year ended October 31, 2020 as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor Convertible Securities Fund	4%
For the fiscal year ended October 31, 2020, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code 163 (j) as interest income eligible for income inclusion for corporate shareholders. If the Funds pay a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV.
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the fiscal year ended October 31, 2020:
Amount (000s)
Harbor Convertible Securities Fund	$1,769
Harbor Core Bond Fund	574
For the fiscal year ended October 31, 2020, each Fund designates up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If a Fund pays a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV.
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2020 will receive a Form 1099-DIV in January 2021 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
The Funds (excluding Harbor Money Market Fund) file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
93

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers
As of December 2020
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (57) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	36	None
Donna J. Dean (69) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	36	None
Joseph L. Dowling III (56) Trustee	Since 2017	Chair & Special Advisor to the University’s President (2020-Present), Chief Executive Officer (2018-2020), Interim Chief Financial Officer (2019-2020), and Chief Investment Officer (2013-2018), Brown University Investment Office; Chief Executive Officer, Jaws Acquisition Corp. (blank check company, 2020-Present); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	36	Director of Integrated Electrical Services (2012-Present);Director of Third Point RE (2019- Present).
Randall A. Hack (73) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	36	None
Robert Kasdin (62) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Director and Executive Committee Member, The Y in Central Maryland (2018-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	36	Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
94

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (68) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	36	None
Douglas J. Skinner (58) Trustee	Since 2020	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-Present), Interim Dean (2016-2017), University of Chicago Booth School of Business.	36	None
Ann M. Spruill (66) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	36	None
INTERESTED TRUSTEE
Charles F. McCain (51)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director and Chairperson (2019-Present), Harbor Trust Company, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.; and Chief Compliance Officer, Harbor Funds (2004-2017).	36	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (45) Chief Compliance Officer	Since 2017	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director and Secretary (2019-Present), Harbor Trust Company, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.; and AML Compliance Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds.
Anmarie S. Kolinski (49) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Director and Treasurer (2019-Present), Harbor Trust Company, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Kristof M. Gleich (41) Vice President	Since 2019	President (2018-Present) and Chief Investment Officer (2020), Harbor Capital Advisors, Inc.; Director, Vice Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust Company, Inc.; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan Chase & Co.
95

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Gregg M. Boland (57) Vice President	Since 2019	Executive Vice President (2020-Present), Vice President (2019-2020), Harbor Capital Advisors, Inc.; President (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations (2007-2015), Harbor Services Group, Inc.; and Senior Vice President, AML Compliance Officer, and OFAC Officer (2019-Present), Harbor Funds Distributors, Inc.
Diana R. Podgorny (41) Secretary	Since 2018	Senior Vice President and Assistant General Counsel (2020-Present), Vice President and Assistant General Counsel (2017-2020), Harbor Capital Advisors, Inc.; Director and Vice President (2020 – Present), Harbor Trust Company, Inc.; Vice President and Counsel, AMG Funds LLC (2016-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-2017); Assistant Secretary, AMG Funds IV (2010-2017); and Vice President and Counsel, Aston Asset Management, LLC (2010-2016).
Jodie L. Crotteau (48) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and AML/OFAC Officer (2019-Present), Harbor Trust Company, Inc.; Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
Lana M. Lewandowski (41) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (56) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present), Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; Vice President (2020 – Present), Harbor Trust Company, Inc.; and Assurance Executive Director, Ernst & Young LLP (1999-2015).
John M. Paral (52) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
96

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement (“Privacy Statement”) is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. (collectively, “Harbor” “we” or “us”). The measures described in this Privacy Statement reflect the commitments we make to protect the privacy of your personal information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
In the course of providing products and services, we collect personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties, including when you contact Shareholder Services or establish an account with us. This Privacy Statement applies to personal information we collect from those sources unless we inform you otherwise.
The personal information collected may include name, address, email address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, bank account information, location data (depending on your app settings and device permissions), and other information voluntarily provided by you.
We may also collect certain information automatically when you visit us through our website or a mobile application. For example, we may collect technical and navigational information, such as computer browser type, device type, device ID, Internet protocol address, pages visited average time spent on our website and searches performed on our website. We may use this information to alert you to software compatibility issues; to provide you with or improve or websites, applications, products or services; or to provide you with content that may be of interest to you. We use your IP address to help diagnose problems with our server and to administer our website. Your IP address is also used to gather broad demographic information. This information will be used for internal purposes only. We also collect information in the form of log files that record website and app activity and gather statistics about your browsing habits. These entries are generated automatically, and help us to troubleshoot errors, improve performance and maintain the security of our sites and apps. We use “cookies” and similar files that may be placed on your computer or device for security purposes, to facilitate site navigation and to personalize the appearance of our site. We provide more information regarding cookies and other tracking technologies below.
In addition, we may receive personal information about you that you authorize third parties to provide to us. We also may obtain personal information from third-party service providers to verify your identity, to prevent fraud, or to help us identify products and services that may be of interest to you.
The personal information we collect about you may be transferred to or stored by us or our service providers in the United States or elsewhere, as permitted by law.
If you do not wish to provide personal information to us, we may be unable to provide certain products or services to you.

Information Sharing
We disclose personal information with affiliated and non-affiliated parties: (1) as permitted or required by law or regulation; (2) if we believe that is necessary to: comply with applicable laws, regulations, or industry requirements; respond to requests from a legal, regulatory, or governmental authority; enforce legal terms; detect and resolve any fraud or security concerns, and protect the rights, property, and safety of us, our users, or others; (3) in the event of a merger, acquisition or sale of all or substantially all of our assets; or (4) as otherwise described in this Privacy Statement.
Personal information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services (including, without limitation, completing transactions), such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as with other financial institutions. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than those purposes described in this Privacy Statement or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
97

Harbor’s Privacy Statement—Continued

Security
We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, two-factor authentication, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com.

Linking to
Third Parties
When you visit our website and leave to go to another linked site, we are not responsible for the content or availability of the linked site. Please be advised that if you enter into a transaction on the third-party site, we do not represent either the third party or you. Further, the privacy and security policies of the linked site may differ from those practiced by us.

Cookies and Other Technologies
A cookie is a small text file that is stored on your computer, tablet, or device when you visit a website or a mobile application. Cookies usually store small bits of information about you and what you do on that site or application, which are then used to improve your browsing experience. Some cookies are only used during a single visit, while others are saved on your device until your next visit. Harbor Funds and our third-party providers use both types of cookies to make your visits more productive.
If you are concerned about cookies, they can be blocked from your device, or you can set your browser to notify you when they are being used. Use the Help feature of your browser to learn how.
Our website, mobile application, and emails may use a web beacon. A web beacon helps to measure usage and activity and reports that activity back to the system providers. In some cases, a web beacon triggers the placement of a cookie on your device.
We and our service providers use web beacons and cookies to determine things like if and when you open our emails, what type of device, operating system, email program, or web browser you are using, your IP address, and what links you click within our site or email. These things enable us to gauge the effectiveness, relevance, and value of our content and communications.
We use Google Analytics (which uses a web beacon) to collect information about use of our website and mobile application. For more information on opting out of being tracked by Google Analytics, visit https://tools.google.com/dlpage/gaoptout.

Do Not Track
Our third-party vendors may collect information about users across our website. We do not currently have the capability to respond to a web browser that does not track signals or other mechanisms that provide you with the ability to exercise choice regarding the collection of this information.

Changes to this
Privacy Statement
We reserve the right to change or revise this Privacy Statement at any time to reflect changes in the law or our data collection and use practices. New updates to the Privacy Statement will be posted to our website and are include in Harbor Funds’ annual reports to shareholders. Privacy Statement changes will apply to the information collected from the date we post our revised Privacy Statement, as well as to existing information we hold.

Contact Us
If you have any questions or concerns about how we maintain the privacy of your personal information or if you would like to update your personal information on file, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time. You may also write to us at the following postal address:
Harbor Funds
c/o Harbor Services Group, Inc.
PO Box 804660
Chicago, IL 60680-4108
We recommend that you read and retain this notice for your personal files.
Last Updated: December 2020
98

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.AR.FI.1020

Annual Report
October 31, 2020
Target Retirement Funds

Institutional Class
Harbor Target Retirement Income Fund	HARAX
Harbor Target Retirement 2020 Fund	HARJX
Harbor Target Retirement 2025 Fund	HARMX
Harbor Target Retirement 2030 Fund	HARPX
Harbor Target Retirement 2035 Fund	HARUX
Harbor Target Retirement 2040 Fund	HARYX
Harbor Target Retirement 2045 Fund	HACCX
Harbor Target Retirement 2050 Fund	HAFFX
Harbor Target Retirement 2055 Fund	HATRX
Harbor Target Retirement 2060 Fund	HATDX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
The 2020 fiscal year has been a historic period that will undoubtedly live on in our memories as much as we might like to forget the massive disruptions caused by the coronavirus pandemic and the toll it has taken on human lives.
The period began quietly in investment markets, extending a lengthy stretch of subdued volatility. That relative calm came to a dramatic end in late February when the extent of the pandemic became clear, sending shockwaves across global investment markets. Volatility spiked sharply higher, market liquidity became challenged, and government bond yields plunged in a flight to safety. From its peak on February 19 to its March 23 trough, the S&P 500 tumbled 33.8% for its fastest ever descent into bear-market territory. International markets followed suit, with the MSCI All Country World Ex. US (ND) Index falling 32.9% over the same period. Although U.S. Treasuries served as a ballast during the period, corporate bonds did not escape the sharp selloff, with both investment-grade and high-yield credit indexes experiencing double-digit losses.
Governments and central banks acted swiftly and forcefully to support the global economy with massive fiscal and monetary stimulus. This jolt of liquidity put a floor under markets and set the stage for a sharp rebound. Broad stock and bond indexes gained ground throughout much of the rest of the year, shrugging off concerns about the pandemic, inconsistent policy responses, uncertainty around the U.S. election, and escalating social tensions.
As time marched on, economic data has improved. We see GDP is growing again, unemployment appears to have bottomed, and many market measures ended the fiscal year in positive territory. However, economic and market recovery has been uneven. The re-emergence of volatility has brought about significant dispersion across markets. For example, the difference between the best and worst sectors reached its widest levels in many years. Similarly, growth stocks outperformed value stocks by the widest margin in more than 20 years.
This volatile environment, though challenging, has been welcome news for talented active managers, because it has provided them with more opportunities to add value and distance themselves from the pack. Our research shows that the difference between top performing and bottom performing managers in many categories is at its highest level in 20 years.
Harbor believes there are many ways to seek to reach long-term financial goals. Drawing upon experienced portfolio managers who stay true to a strategy grounded in enduring investment principles is one way we believe offers the potential to achieve positive outcomes over time. Even though volatility is likely to be with us for some time to come, we are confident that all our subadvisers continue to strive to skillfully execute their strategies to benefit shareholders over the long haul.
It is important to acknowledge that while market gyrations provide opportunities for skillful professional managers, they can pose behavioral challenges for the rest of us. The sharp selloff in the first quarter was enough to test the mettle of the calmest investor. However, those who stayed the course and stuck to their long-term plans likely benefitted from the sharp recovery that followed. We will look back on this period as a time that underscored the value of thoughtful active management and timeless investment principles such as diversification, discipline, and a long-term view.
I hope that you and your families continue to fare well during these ongoing challenging times. Thank you for your continued investment in Harbor Funds.
December 21, 2020

Charles F. McCain
Chairman
1

Harbor Target Retirement Funds
Manager’s Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Paul C. Herbert, CFA, CAIA
Since Inception
Matthew G. Pallai
Since 2020
Linda M. Molenda
Since Inception
Harbor Capital has managed the Funds since inception.
Market Review
A fiscal year unlike any other began relatively calmly but turned tumultuous in the wake of the COVID-19 pandemic. Steep market declines, driven by fear and uncertainty over the pandemic’s unknown impact on economic growth and life in general gave way to optimism fueled by unprecedented government support programs and eventual incremental improvements in activity. By the period’s end, U.S. stocks and bonds and emerging markets generated gains during the November 1, 2019 to October 31, 2020 period. Non-U.S. developed markets finished below where they began the period, though much higher than in the spring.
The Russell 3000® Index, a measure of U.S. equity performance, gained a solid 10.15% for the year. As in recent periods, and pervasively throughout the 12-month stretch, growth stocks outperformed value stocks and large-cap stocks topped mid- and small-cap stocks. Information Technology stocks’ gains led all U.S. equity sectors.
Non-U.S. developed markets equities, as represented by the MSCI EAFE (ND) Index, failed to keep pace, with the index declining by 6.86%. Performance in Europe and Asia ex-Japan weighed on the index’s results, and its lower weighting and less positive performance in Information Technology limited the impact of the sector’s contribution to returns. The MSCI Emerging Markets (ND) Index, measuring emerging-markets stocks, gained 8.25%, buoyed by the strong performance of Chinese equities, with China making up 38.58% of the index and the segment gaining 35.25%.
Investment-grade bonds, helped greatly by declining interest rates, performed well. The Bloomberg Barclays U.S. Aggregate Bond Index gained 6.19%. The benchmark’s corporate bond allocation led the way, gaining 7.05%. Despite a dramatic swoon in February and March 2020, high-yield corporate bonds also rose for the period, gaining 3.07%, per the ICE BofA U.S. Non-Distressed High Yield Index.
Performance
Each of the 10 Harbor Target Retirement Funds performed well in absolute terms, as well as relative to their Composite Index benchmarks, during the fiscal year. Tables showing the returns of the Funds and Composite Indices accompany this section. Details on select contributors to and detractors from performance are included below. All Harbor funds returns are for the Institutional share class.
Harbor Capital Appreciation Fund, an equity fund focused on U.S. large cap growth stocks, and a significant allocation in the longer-dated funds (for investors earlier in their careers), was a meaningful contributor, gaining 42.68% while the Russell 1000® Growth Index, its benchmark, climbed 29.22%. The leading contributor to their absolute and relative performance was its stake in automaker Tesla, which has seen strong revenue growth and has set the stage for the future with an expanded lineup and technology gains. The fund’s overweight in and strong stock selection within the Information Technology sector also boosted performance.
Harbor Core Bond Fund, a fixed-income fund owning investment grade U.S. bonds, and a large component of the nearer-dated funds (designed for investors in or nearing retirement), posted strong performance. The fund rose 7.28%, 1.09% more than the Bloomberg Barclays U.S. Aggregate Index. The fund was helped by its overweight position relative to the index in corporate bonds. It entered the COVID-19 dislocation period in February and March with an underweight position in the sector, and added position in winning bonds including J.P. Morgan Chase, Toyota, and Hyundai Motor America.
The Funds’ returns were negatively impacted by their allocations to Harbor Diversified International All Cap Fund, which declined by 6.33%, lagging the MSCI All Country World Ex. U.S. (ND) Index’s 2.61% loss. A significant portion of the fund’s underperformance was driven by two factors: its unweight position—due to a lack of opportunities meeting the portfolio managers’ criteria—in the rallying Chinese market and a preference for value-oriented stocks in Japan, which significantly lagged growth-oriented names and the broader index in that market.

2

Harbor Target Retirement Funds
Manager’s Commentary—Continued

Outlook
While market and Fund performance during the period were promising, the situation from today’s vantage point is far from settled, with key crosscurrents manifesting themselves. It seems likely that the U.S. Federal Reserve will continue its accommodative stance on interest rates, which is expected to benefit risk assets, in our view. However, the future course of the pandemic and how governments may respond are unknowns.
As ever, we believe our focus on building diversified portfolios made up of funds led by insightful and adaptive managers provides a solid foundation with the potential to deliver strong performance through various environments.
3

Harbor Target Retirement Funds
Manager’s Commentary—Continued

HARBOR TARGET RETIREMENT FUNDS	Total Return Year Ended October 31, 2020
Harbor Target Retirement Income Fund	6.37%
Harbor Target Retirement 2020 Fund	6.74
Harbor Target Retirement 2025 Fund	7.26
Harbor Target Retirement 2030 Fund	7.62
Harbor Target Retirement 2035 Fund	7.98
Harbor Target Retirement 2040 Fund	8.15
Harbor Target Retirement 2045 Fund	8.21
Harbor Target Retirement 2050 Fund	8.55
Harbor Target Retirement 2055 Fund	8.83
Harbor Target Retirement 2060 Fund	7.32

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2020
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	6.19%
MSCI EAFE (ND) (foreign stocks)	-6.86
Russell 3000® (entire U.S. stock market)	10.15

HARBOR TARGET RETIREMENT FUND COMPOSITE INDICES	Total Return Year Ended October 31, 2020
Composite Index Income	4.99%
Composite Index 2020	5.07
Composite Index 2025	4.97
Composite Index 2030	4.58
Composite Index 2035	4.28
Composite Index 2040	3.91
Composite Index 2045	3.61
Composite Index 2050	3.19
Composite Index 2055	2.68
Composite Index 2060	1.56
Underlying Harbor Funds Performance (Institutional Class Shares)
	Total Return for the Year Ended October 31, 2020
EQUITY	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Current 7-Day SEC Yield		Inception Date	Expense Ratios*
					Subsidized [b]	Unsubsidized [c]		Net	Gross
Harbor Capital Appreciation Fund	42.68%	18.36%	17.07%	12.55%	N/A	N/A	12/29/1987	0.67% [d]	0.72%
Harbor Diversified International All Cap Fund	-6.33	N/A	N/A	2.75	N/A	N/A	11/02/2015	0.80 [e]	0.95
Harbor Global Leaders Fund	16.46	13.66	12.51	17.18	N/A	N/A	03/01/2009	0.86 [d,e]	1.00
Harbor International Fund	-3.43	1.44	2.84	9.55	N/A	N/A	12/29/1987	0.77 [e]	0.88
Harbor International Growth Fund	20.42	9.79	6.55	4.46	N/A	N/A	11/01/1993	0.85 [e]	0.91
Harbor Large Cap Value Fund	5.72	10.79	12.53	9.95	N/A	N/A	12/29/1987	0.69 [e]	0.73
Harbor Mid Cap Growth Fund	45.84	19.99	16.06	7.32	N/A	N/A	11/01/2000	0.88 [d]	0.91
Harbor Mid Cap Value Fund	-16.64	0.50	7.34	5.94	N/A	N/A	03/01/2002	0.86 [d]	0.89
Harbor Small Cap Growth Fund	24.87	13.82	13.35	9.63	N/A	N/A	11/01/2000	0.88	0.88
Harbor Small Cap Value Fund	-4.33	7.66	10.34	9.30	N/A	N/A	12/14/2001	0.88	0.88
Harbor Strategic Growth Fund	12.54	11.83	N/A	13.87	N/A	N/A	11/01/2011 [f]	0.71 [e]	0.80
FIXED INCOME
Harbor Bond Fund	6.72%	4.59%	3.73%	6.91%	N/A	N/A	12/29/1987	0.51% [d,e]	1.15%
Harbor Core Bond Fund	7.28	N/A	N/A	7.26	N/A	N/A	06/01/2018	0.45 [e]	0.54
Harbor High-Yield Bond Fund	2.09	4.82	4.93	6.53	N/A	N/A	12/01/2002	0.65 [d]	0.74
MONEY MARKET
Harbor Money Market Fund	0.64%	1.02%	0.55%	3.04%	0.04%	-0.14%	12/29/1987	0.28% [d,e]	0.35%

4

Harbor Target Retirement Funds
Manager’s Commentary—Continued

Effective November 2, 2020, Matthew G. Pallai is a co-portfolio manager for each of the Funds, joining Paul C. Herbert and Linda M. Molenda. Ms. Molenda will no longer serve as portfolio manager effective at the close of business on December 31, 2020.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The Funds invest in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Funds have partial exposure to the risks of many different areas of the market. Investments in the Funds are not guaranteed. An investor may experience losses. There is no guarantee that the Funds will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Funds, please refer to the current prospectus.
This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the fund’s current prospectus, as revised and supplemented to date.
a	Annualized
b	Reflects reimbursements or waivers in effect during the period
c	Does not reflect reimbursements or waivers currently in effect
d	Reflects a contractual management fee waiver effective through February 28, 2021
e	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2021
f	For the period November 1, 2011 (inception of the Predecessor Fund) to January 20, 2015, Mar Vista Investment Partners, LLC served as the Predecessor Fund’s subadviser and for the period January 20, 2015 to March 6, 2017, Mar Vista Investment Partners, LLC served as investment adviser to the Predecessor Fund.

5

Harbor Target Retirement Funds
Asset Allocation Framework (Unaudited)

Target Asset Allocation (glide path)
Harbor Target Retirement Funds - Target Asset Allocation
Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the glide path above. The glide path shows the shifting of the asset allocations over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.
The principal value of the Funds is not guaranteed at any time, including the target retirement date.

Investment Styles
The Harbor Target Retirement Funds are constructed based on Harbor Capital’s investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.
Harbor Capital allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS — ACTUAL ALLOCATION AS OF OCTOBER 31, 2020
	2060 Fund	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	Income Fund
Equity
Harbor Capital Appreciation Fund	8%	8%	7%	6%	5%	5%	4%	2%	2%	1%
Harbor Diversified International All Cap Fund	12	11	10	9	8	7	6	5	4	3
Harbor Global Leaders Fund	5	5	4	4	3	3	2	2	1	1
Harbor International Fund	12	11	10	9	8	7	6	5	4	3
Harbor International Growth Fund	11	11	10	9	9	7	6	5	3	3
Harbor Large Cap Value Fund	14	14	12	11	10	8	7	6	4	3
Harbor Mid Cap Growth Fund	6	6	6	5	5	4	3	3	2	1
Harbor Mid Cap Value Fund	9	9	8	7	7	6	5	4	3	2
Harbor Small Cap Growth Fund	5	5	5	5	4	4	3	2	2	1
Harbor Small Cap Value Fund	7	7	6	5	5	4	4	3	2	1
Harbor Strategic Growth Fund	4	4	3	3	3	2	2	3	2	1
Total Equity	93	91	81	73	67	57	48	40	29	20
Fixed Income
Harbor Bond Fund	4%	5%	7%	11%	11%	13%	16%	20%	23%	26%
Harbor Core Bond Fund	0	0	4	7	10	13	16	20	23	26
Harbor High-Yield Bond Fund	3	4	8	9	12	17	20	20	18	18
Total Fixed Income	7	9	19	27	33	43	52	60	64	70
Money Market
Harbor Money Market Fund	0%	0%	0%	0%	0%	0%	0%	0%	7%	10%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
6

Harbor Target Retirement Income Fund
Fund Summary —October 31, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
TOTAL RETURNS For the periods ended 10/31/2020	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement Income Fund
Institutional Class	6.37%	5.25%	4.70%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	6.19%	4.08%	3.55%	—
MSCI EAFE (ND)	-6.86	2.85	3.82	—
Russell 3000®	10.15	11.48	12.80	—
Composite Index Income	4.99	4.89	4.65	—
As stated in the Fund’s prospectus dated March 1, 2020 and supplemented effective August 12, 2020, the expense ratio was 0.69%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
7

Harbor Target Retirement Income Fund
Portfolio of Investments—October 31, 2020

Value and Cost in Thousands

EQUITY FUNDS—20.0%
Shares		Value
2,612	Harbor Capital Appreciation Fund	$ 259
50,694	Harbor Diversified International All Cap Fund	520
6,577	Harbor Global Leaders Fund	222
14,209	Harbor International Fund	521
27,125	Harbor International Growth Fund	518
36,503	Harbor Large Cap Value Fund	625
20,545	Harbor Mid Cap Growth Fund	264
24,332	Harbor Mid Cap Value Fund	409
15,251	Harbor Small Cap Growth Fund	242
9,464	Harbor Small Cap Value Fund	299
10,706	Harbor Strategic Growth Fund	264
TOTAL EQUITY FUNDS
(Cost $3,577)		4,143

FIXED INCOME FUNDS—70.0%
Shares		Value
440,769	Harbor Bond Fund	$ 5,448
492,151	Harbor Core Bond Fund	5,443
379,766	Harbor High-Yield Bond Fund	3,627
TOTAL FIXED INCOME FUNDS
(Cost $14,144)		14,518

MONEY MARKET FUND—10.0%
(Cost $2,080)
2,080,158	Harbor Money Market Fund	2,080
TOTAL INVESTMENTS—100.0%
(Cost $19,801)		20,741
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$20,741

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through October 31, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 4,582	$ 2,615	$ (1,940)	$ 90	$ 101	$ —	$148
Harbor Capital Appreciation Fund	221	251	(282)	41	28	22	1
Harbor Core Bond Fund	4,581	2,647	(1,989)	57	147	38	128
Harbor Diversified International Fund	438	437	(312)	(9)	(34)	—	11
Harbor Global Leaders Fund	187	187	(171)	(1)	20	12	1
Harbor High-Yield Bond Fund	1,826	2,548	(654)	(47)	(46)	—	129
Harbor High-Yield Opportunities Fund	1,217	570	(1,783)	4	(8)	—	56
Harbor International Fund	438	439	(323)	79	(112)	—	16
Harbor International Growth Fund	439	376	(379)	51	31	—	10
Harbor Large Cap Value Fund	524	609	(541)	20	13	—	5
Harbor Mid Cap Growth Fund	227	278	(289)	67	(19)	52	—
Harbor Mid Cap Value Fund	340	597	(464)	64	(128)	3	10
Harbor Money Market Fund	1,746	1,051	(717)	—	—	—	13
Harbor Small Cap Growth Fund	204	240	(247)	51	(6)	9	(1)
Harbor Small Cap Value Fund	249	395	(334)	41	(52)	3	1
Harbor Strategic Growth Fund	222	230	(214)	7	19	4	1
Total	$17,441	$13,470	$(10,639)	$515	$ (46)	$143	$529

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
8

Harbor Target Retirement 2020 Fund
Fund Summary —October 31, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
TOTAL RETURNS For the periods ended 10/31/2020	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2020 Fund
Institutional Class	6.74%	6.06%	5.74%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	6.19%	4.08%	3.55%	—
MSCI EAFE (ND)	-6.86	2.85	3.82	—
Russell 3000®	10.15	11.48	12.80	—
Composite Index 2020	5.07	5.73	5.66	—
As stated in the Fund’s prospectus dated March 1, 2020 and supplemented effective August 12, 2020, the expense ratio was 0.71%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
9

Harbor Target Retirement 2020 Fund
Portfolio of Investments—October 31, 2020

Value and Cost in Thousands

EQUITY FUNDS—29.5%
Shares		Value
4,356	Harbor Capital Appreciation Fund	$ 432
86,263	Harbor Diversified International All Cap Fund	884
10,529	Harbor Global Leaders Fund	356
24,155	Harbor International Fund	885
46,099	Harbor International Growth Fund	880
60,509	Harbor Large Cap Value Fund	1,035
35,851	Harbor Mid Cap Growth Fund	462
41,101	Harbor Mid Cap Value Fund	692
26,827	Harbor Small Cap Growth Fund	425
16,290	Harbor Small Cap Value Fund	515
17,846	Harbor Strategic Growth Fund	440
TOTAL EQUITY FUNDS
(Cost $5,922)		7,006

FIXED INCOME FUNDS—63.5%
Shares		Value
434,177	Harbor Bond Fund	$ 5,366
484,581	Harbor Core Bond Fund	5,360
458,255	Harbor High-Yield Bond Fund	4,376
TOTAL FIXED INCOME FUNDS
(Cost $14,700)		15,102

MONEY MARKET FUND—7.0%
(Cost $1,672)
1,672,265	Harbor Money Market Fund	1,672
TOTAL INVESTMENTS—100.0%
(Cost $22,294)		23,780
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$23,780

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through October 31, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 5,189	$ 2,409	$ (2,430)	$ 40	$ 158	$ —	$149
Harbor Capital Appreciation Fund	504	340	(536)	56	68	44	—
Harbor Core Bond Fund	5,187	2,435	(2,472)	30	180	38	130
Harbor Diversified International All Cap Fund	1,025	504	(577)	(31)	(37)	—	22
Harbor Global Leaders Fund	400	215	(294)	(24)	59	23	1
Harbor High-Yield Bond Fund	2,729	2,667	(910)	(55)	(55)	—	164
Harbor High-Yield Opportunities Fund	1,821	442	(2,264)	7	(6)	—	71
Harbor International Fund	1,030	492	(583)	255	(309)	—	33
Harbor International Growth Fund	1,038	407	(721)	69	87	—	19
Harbor Large Cap Value Fund	1,183	706	(915)	(29)	90	—	10
Harbor Mid Cap Growth Fund	541	348	(511)	107	(23)	106	—
Harbor Mid Cap Value Fund	795	812	(806)	119	(228)	5	20
Harbor Money Market Fund	1,712	671	(711)	—	—	—	11
Harbor Small Cap Growth Fund	495	290	(449)	79	10	17	—
Harbor Small Cap Value Fund	592	521	(584)	65	(79)	6	3
Harbor Strategic Growth Fund	502	262	(372)	—	48	7	2
Total	$24,743	$13,521	$(15,135)	$688	$ (37)	$246	$635

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
10

Harbor Target Retirement 2025 Fund
Fund Summary —October 31, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
TOTAL RETURNS For the periods ended 10/31/2020	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2025 Fund
Institutional Class	7.26%	6.56%	6.15%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	6.19%	4.08%	3.55%	—
MSCI EAFE (ND)	-6.86	2.85	3.82	—
Russell 3000®	10.15	11.48	12.80	—
Composite Index 2025	4.97	6.15	6.04	—
As stated in the Fund’s prospectus dated March 1, 2020 and supplemented effective August 12, 2020, the expense ratio was 0.75%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
11

Harbor Target Retirement 2025 Fund
Portfolio of Investments—October 31, 2020

Value and Cost in Thousands

EQUITY FUNDS—40.4%
Shares		Value
5,575	Harbor Capital Appreciation Fund	$ 553
109,590	Harbor Diversified International All Cap Fund	1,123
13,050	Harbor Global Leaders Fund	441
30,681	Harbor International Fund	1,124
58,762	Harbor International Growth Fund	1,122
76,367	Harbor Large Cap Value Fund	1,307
46,500	Harbor Mid Cap Growth Fund	598
52,334	Harbor Mid Cap Value Fund	881
34,654	Harbor Small Cap Growth Fund	549
20,928	Harbor Small Cap Value Fund	662
22,598	Harbor Strategic Growth Fund	557
TOTAL EQUITY FUNDS
(Cost $7,695)		8,917

FIXED INCOME FUNDS—59.6%
Shares		Value
358,989	Harbor Bond Fund	$ 4,437
401,049	Harbor Core Bond Fund	4,436
447,655	Harbor High-Yield Bond Fund	4,275
TOTAL FIXED INCOME FUNDS
(Cost $12,885)		13,148
TOTAL INVESTMENTS—100.0%
(Cost $20,580)		22,065
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$22,065

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through October 31, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 3,607	$ 2,751	$ (2,065)	$ 28	$ 116	$ —	$110
Harbor Capital Appreciation Fund	535	378	(504)	76	68	48	1
Harbor Core Bond Fund	3,607	2,748	(2,070)	4	147	27	96
Harbor Diversified International All Cap Fund	1,082	609	(484)	(45)	(39)	—	24
Harbor Global Leaders Fund	422	248	(270)	(11)	52	25	1
Harbor High-Yield Bond Fund	2,585	2,686	(895)	(24)	(77)	—	160
Harbor High-Yield Opportunities Fund	1,722	565	(2,292)	2	3	—	69
Harbor International Fund	1,086	605	(500)	260	(327)	—	36
Harbor International Growth Fund	1,094	530	(684)	104	78	—	21
Harbor Large Cap Value Fund	1,247	809	(818)	18	51	—	12
Harbor Mid Cap Growth Fund	581	435	(523)	136	(31)	118	—
Harbor Mid Cap Value Fund	834	940	(757)	139	(275)	6	22
Harbor Small Cap Growth Fund	528	368	(453)	107	(1)	20	—
Harbor Small Cap Value Fund	628	615	(559)	69	(91)	6	4
Harbor Strategic Growth Fund	534	306	(338)	14	41	8	2
Total	$20,092	$14,593	$(13,212)	$877	$(285)	$258	$558

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
12

Harbor Target Retirement 2030 Fund
Fund Summary —October 31, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
TOTAL RETURNS For the periods ended 10/31/2020	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2030 Fund
Institutional Class	7.62%	6.92%	6.65%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	6.19%	4.08%	3.55%	—
MSCI EAFE (ND)	-6.86	2.85	3.82	—
Russell 3000®	10.15	11.48	12.80	—
Composite Index 2030	4.58	6.38	6.43	—
As stated in the Fund’s prospectus dated March 1, 2020 and supplemented effective August 12, 2020, the expense ratio was 0.75%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
13

Harbor Target Retirement 2030 Fund
Portfolio of Investments—October 31, 2020

Value and Cost in Thousands

EQUITY FUNDS—48.3%
Shares		Value
11,198	Harbor Capital Appreciation Fund	$ 1,111
181,009	Harbor Diversified International All Cap Fund	1,855
21,281	Harbor Global Leaders Fund	720
50,686	Harbor International Fund	1,857
96,899	Harbor International Growth Fund	1,850
125,635	Harbor Large Cap Value Fund	2,150
76,833	Harbor Mid Cap Growth Fund	989
86,441	Harbor Mid Cap Value Fund	1,455
57,540	Harbor Small Cap Growth Fund	911
34,718	Harbor Small Cap Value Fund	1,098
28,794	Harbor Strategic Growth Fund	709
TOTAL EQUITY FUNDS
(Cost $12,638)		14,705

FIXED INCOME FUNDS—51.7%
Shares		Value
396,863	Harbor Bond Fund	$ 4,905
443,193	Harbor Core Bond Fund	4,902
623,680	Harbor High-Yield Bond Fund	5,956
TOTAL FIXED INCOME FUNDS
(Cost $15,417)		15,763
TOTAL INVESTMENTS—100.0%
(Cost $28,055)		30,468
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$30,468

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through October 31, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 4,495	$ 2,793	$ (2,561)	$ 48	$ 130	$ —	$129
Harbor Capital Appreciation Fund	1,236	577	(1,031)	152	177	107	1
Harbor Core Bond Fund	4,494	2,805	(2,584)	(11)	198	32	112
Harbor Diversified International All Cap Fund	1,945	676	(628)	(130)	(8)	—	42
Harbor Global Leaders Fund	757	251	(364)	(37)	113	43	2
Harbor High-Yield Bond Fund	3,862	3,905	(1,670)	(5)	(136)	—	233
Harbor High-Yield Opportunities Fund	2,575	831	(3,415)	6	3	—	102
Harbor International Fund	1,947	665	(646)	413	(522)	—	63
Harbor International Growth Fund	1,969	538	(985)	123	205	—	37
Harbor Large Cap Value Fund	2,246	998	(1,229)	(80)	215	—	20
Harbor Mid Cap Growth Fund	1,068	581	(855)	192	3	209	—
Harbor Mid Cap Value Fund	1,491	1,435	(1,242)	196	(425)	11	37
Harbor Small Cap Growth Fund	954	490	(725)	179	13	34	1
Harbor Small Cap Value Fund	1,142	887	(901)	75	(105)	11	6
Harbor Strategic Growth Fund	697	291	(355)	22	54	10	3
Total	$30,878	$17,723	$(19,191)	$1,143	$ (85)	$457	$788

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
14

Harbor Target Retirement 2035 Fund
Fund Summary —October 31, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
TOTAL RETURNS For the periods ended 10/31/2020	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2035 Fund
Institutional Class	7.98%	7.40%	7.26%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	6.19%	4.08%	3.55%	—
MSCI EAFE (ND)	-6.86	2.85	3.82	—
Russell 3000®	10.15	11.48	12.80	—
Composite Index 2035	4.28	6.65	6.89	—
As stated in the Fund’s prospectus dated March 1, 2020 and supplemented effective August 12, 2020, the expense ratio was 0.76%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
15

Harbor Target Retirement 2035 Fund
Portfolio of Investments—October 31, 2020

Value and Cost in Thousands

EQUITY FUNDS—57.4%
Shares		Value
9,435	Harbor Capital Appreciation Fund	$ 936
142,459	Harbor Diversified International All Cap Fund	1,460
16,686	Harbor Global Leaders Fund	564
39,917	Harbor International Fund	1,463
76,540	Harbor International Growth Fund	1,461
98,700	Harbor Large Cap Value Fund	1,689
60,476	Harbor Mid Cap Growth Fund	778
67,188	Harbor Mid Cap Value Fund	1,131
45,211	Harbor Small Cap Growth Fund	716
27,095	Harbor Small Cap Value Fund	857
19,540	Harbor Strategic Growth Fund	481
TOTAL EQUITY FUNDS
(Cost $10,043)		11,536

FIXED INCOME FUNDS—42.6%
Shares		Value
212,774	Harbor Bond Fund	$ 2,630
237,642	Harbor Core Bond Fund	2,628
346,475	Harbor High-Yield Bond Fund	3,309
TOTAL FIXED INCOME FUNDS
(Cost $8,419)		8,567
TOTAL INVESTMENTS—100.0%
(Cost $18,462)		20,103
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$20,103

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through October 31, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 2,310	$ 1,851	$ (1,622)	$ (13)	$ 104	$ —	$ 68
Harbor Capital Appreciation Fund	989	539	(869)	111	166	87	1
Harbor Core Bond Fund	2,308	1,853	(1,628)	(27)	122	17	58
Harbor Diversified International All Cap Fund	1,507	502	(441)	(111)	3	—	33
Harbor Global Leaders Fund	583	205	(282)	(30)	88	34	1
Harbor High-Yield Bond Fund	2,052	2,436	(1,104)	9	(84)	—	127
Harbor High-Yield Opportunities Fund	1,368	620	(1,996)	(2)	10	—	56
Harbor International Fund	1,507	522	(481)	291	(376)	—	49
Harbor International Growth Fund	1,512	402	(708)	88	167	—	29
Harbor Large Cap Value Fund	1,731	788	(928)	(66)	164	—	16
Harbor Mid Cap Growth Fund	810	518	(705)	143	12	163	—
Harbor Mid Cap Value Fund	1,153	1,065	(908)	131	(310)	8	30
Harbor Small Cap Growth Fund	738	360	(532)	130	20	27	—
Harbor Small Cap Value Fund	880	646	(643)	40	(66)	9	4
Harbor Strategic Growth Fund	496	172	(240)	19	34	7	2
Total	$19,944	$12,479	$(13,087)	$ 713	$ 54	$352	$474

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
16

Harbor Target Retirement 2040 Fund
Fund Summary —October 31, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
TOTAL RETURNS For the periods ended 10/31/2020	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2040 Fund
Institutional Class	8.15%	7.83%	7.83%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	6.19%	4.08%	3.55%	—
MSCI EAFE (ND)	-6.86	2.85	3.82	—
Russell 3000®	10.15	11.48	12.80	—
Composite Index 2040	3.91	6.89	7.36	—
As stated in the Fund’s prospectus dated March 1, 2020 and supplemented effective August 12, 2020, the expense ratio was 0.77%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
17

Harbor Target Retirement 2040 Fund
Portfolio of Investments—October 31, 2020

Value and Cost in Thousands

EQUITY FUNDS—67.0%
Shares		Value
17,145	Harbor Capital Appreciation Fund	$ 1,700
258,086	Harbor Diversified International All Cap Fund	2,645
30,535	Harbor Global Leaders Fund	1,032
72,304	Harbor International Fund	2,649
139,880	Harbor International Growth Fund	2,670
179,860	Harbor Large Cap Value Fund	3,078
109,626	Harbor Mid Cap Growth Fund	1,411
121,495	Harbor Mid Cap Value Fund	2,045
81,429	Harbor Small Cap Growth Fund	1,290
48,981	Harbor Small Cap Value Fund	1,549
34,881	Harbor Strategic Growth Fund	860
TOTAL EQUITY FUNDS
(Cost $18,359)		20,929

FIXED INCOME FUNDS—33.0%
Shares		Value
267,689	Harbor Bond Fund	$ 3,309
298,877	Harbor Core Bond Fund	3,306
388,393	Harbor High-Yield Bond Fund	3,709
TOTAL FIXED INCOME FUNDS
(Cost $10,071)		10,324
TOTAL INVESTMENTS—100.0%
(Cost $28,430)		31,253
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$31,253

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through October 31, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 2,495	$ 2,316	$ (1,604)	$ 10	$ 92	$ —	$ 76
Harbor Capital Appreciation Fund	1,641	857	(1,266)	210	258	140	1
Harbor Core Bond Fund	2,492	2,322	(1,614)	(7)	113	18	66
Harbor Diversified International All Cap Fund	2,509	791	(467)	(194)	6	—	53
Harbor Global Leaders Fund	973	340	(381)	(12)	112	54	3
Harbor High-Yield Bond Fund	2,040	2,696	(950)	19	(96)	—	134
Harbor High-Yield Opportunities Fund	1,354	858	(2,223)	1	10	—	57
Harbor International Fund	2,520	807	(532)	223	(369)	—	79
Harbor International Growth Fund	2,539	664	(972)	200	239	—	46
Harbor Large Cap Value Fund	2,889	1,218	(1,187)	(122)	280	—	26
Harbor Mid Cap Growth Fund	1,344	701	(908)	258	16	260	—
Harbor Mid Cap Value Fund	1,939	1,849	(1,443)	168	(468)	13	47
Harbor Small Cap Growth Fund	1,222	521	(701)	279	(31)	43	—
Harbor Small Cap Value Fund	1,459	1,134	(998)	31	(77)	14	7
Harbor Strategic Growth Fund	820	266	(311)	54	31	11	4
Total	$28,236	$17,340	$(15,557)	$1,118	$ 116	$553	$599
The accompanying notes are an integral part of the Financial Statements.
18

Harbor Target Retirement 2045 Fund
Fund Summary —October 31, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
TOTAL RETURNS For the periods ended 10/31/2020	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2045 Fund
Institutional Class	8.21%	8.14%	8.30%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	6.19%	4.08%	3.55%	—
MSCI EAFE (ND)	-6.86	2.85	3.82	—
Russell 3000®	10.15	11.48	12.80	—
Composite Index 2045	3.61	7.16	7.77	—
As stated in the Fund’s prospectus dated March 1, 2020 and supplemented effective August 12, 2020, the expense ratio was 0.79%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
19

Harbor Target Retirement 2045 Fund
Portfolio of Investments—October 31, 2020

Value and Cost in Thousands

EQUITY FUNDS—72.9%
Shares		Value
10,835	Harbor Capital Appreciation Fund	$ 1,075
160,170	Harbor Diversified International All Cap Fund	1,642
19,420	Harbor Global Leaders Fund	656
44,821	Harbor International Fund	1,642
86,018	Harbor International Growth Fund	1,642
112,439	Harbor Large Cap Value Fund	1,924
67,273	Harbor Mid Cap Growth Fund	866
75,795	Harbor Mid Cap Value Fund	1,276
50,075	Harbor Small Cap Growth Fund	793
30,337	Harbor Small Cap Value Fund	959
21,944	Harbor Strategic Growth Fund	541
TOTAL EQUITY FUNDS
(Cost $11,534)		13,016

FIXED INCOME FUNDS—27.1%
Shares		Value
159,666	Harbor Bond Fund	$ 1,973
105,568	Harbor Core Bond Fund	1,168
177,869	Harbor High-Yield Bond Fund	1,699
TOTAL FIXED INCOME FUNDS
(Cost $4,733)		4,840
TOTAL INVESTMENTS—100.0%
(Cost $16,267)		17,856
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$17,856

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through October 31, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 1,512	$1,438	$(1,031)	$ (5)	$ 59	$ —	$ 45
Harbor Capital Appreciation Fund	928	488	(615)	177	97	81	1
Harbor Core Bond Fund	756	977	(599)	(7)	41	6	21
Harbor Diversified International All Cap Fund	1,399	526	(187)	(99)	3	—	31
Harbor Global Leaders Fund	560	197	(164)	15	48	32	2
Harbor High-Yield Bond Fund	956	1,273	(500)	13	(43)	—	61
Harbor High-Yield Opportunities Fund	633	396	(1,038)	(4)	13	—	26
Harbor International Fund	1,404	519	(208)	92	(165)	—	46
Harbor International Growth Fund	1,415	363	(398)	172	90	—	27
Harbor Large Cap Value Fund	1,631	704	(521)	23	87	—	15
Harbor Mid Cap Growth Fund	746	380	(424)	184	(20)	148	—
Harbor Mid Cap Value Fund	1,082	1,049	(708)	122	(269)	8	27
Harbor Small Cap Growth Fund	675	281	(313)	189	(39)	24	—
Harbor Small Cap Value Fund	810	631	(468)	76	(90)	8	4
Harbor Strategic Growth Fund	463	160	(134)	39	13	7	2
Total	$14,970	$9,382	$(7,308)	$987	$(175)	$314	$308

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
20

Harbor Target Retirement 2050 Fund
Fund Summary —October 31, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2010 through 10/31/2020
TOTAL RETURNS For the periods ended 10/31/2020	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2050 Fund
Institutional Class	8.55%	8.52%	8.77%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	6.19%	4.08%	3.55%	—
MSCI EAFE (ND)	-6.86	2.85	3.82	—
Russell 3000®	10.15	11.48	12.80	—
Composite Index 2050	3.19	7.37	8.13	—
As stated in the Fund’s prospectus dated March 1, 2020 and supplemented effective August 12, 2020, the expense ratio was 0.79%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
21

Harbor Target Retirement 2050 Fund
Portfolio of Investments—October 31, 2020

Value and Cost in Thousands

EQUITY FUNDS—81.5%
Shares		Value
19,391	Harbor Capital Appreciation Fund	$ 1,923
286,243	Harbor Diversified International All Cap Fund	2,934
35,141	Harbor Global Leaders Fund	1,188
80,303	Harbor International Fund	2,942
154,958	Harbor International Growth Fund	2,958
201,799	Harbor Large Cap Value Fund	3,453
119,883	Harbor Mid Cap Growth Fund	1,543
134,958	Harbor Mid Cap Value Fund	2,271
88,913	Harbor Small Cap Growth Fund	1,409
53,735	Harbor Small Cap Value Fund	1,700
39,161	Harbor Strategic Growth Fund	965
TOTAL EQUITY FUNDS
(Cost $20,322)		23,286

FIXED INCOME FUNDS—18.5%
Shares		Value
160,566	Harbor Bond Fund	$ 1,984
89,662	Harbor Core Bond Fund	992
242,961	Harbor High-Yield Bond Fund	2,320
TOTAL FIXED INCOME FUNDS
(Cost $5,243)		5,296
TOTAL INVESTMENTS—100.0%
(Cost $25,565)		28,582
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$28,582

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through October 31, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 1,497	$ 1,647	$ (1,225)	$ 1	$ 64	$ —	$ 46
Harbor Capital Appreciation Fund	1,809	743	(1,118)	239	250	157	1
Harbor Core Bond Fund	748	826	(616)	(8)	42	5	21
Harbor Diversified International All Cap Fund	2,724	747	(328)	(208)	(1)	—	59
Harbor Global Leaders Fund	1,102	281	(302)	27	80	63	2
Harbor High-Yield Bond Fund	—	2,470	(107)	(42)	(1)	—	27
Harbor High-Yield Opportunities Fund	1,827	1,250	(3,088)	(8)	19	—	77
Harbor International Fund	2,728	771	(390)	115	(282)	—	88
Harbor International Growth Fund	2,738	508	(753)	295	170	—	52
Harbor Large Cap Value Fund	3,186	957	(862)	(29)	201	—	29
Harbor Mid Cap Growth Fund	1,443	605	(779)	262	12	285	—
Harbor Mid Cap Value Fund	2,107	1,704	(1,213)	123	(450)	15	52
Harbor Small Cap Growth Fund	1,306	414	(570)	258	1	47	—
Harbor Small Cap Value Fund	1,573	1,009	(831)	10	(61)	15	8
Harbor Strategic Growth Fund	904	213	(241)	68	21	13	4
Total	$25,692	$14,145	$(12,423)	$1,103	$ 65	$600	$466

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
22

Harbor Target Retirement 2055 Fund
Fund Summary —October 31, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2014 through 10/31/2020
TOTAL RETURNS For the periods ended 10/31/2020	1 Year	Annualized		Inception Date
		5 Years	Life of Fund
Harbor Target Retirement 2055 Fund
Institutional Class	8.83%	8.72%	7.62%	11/01/2014
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	6.19%	4.08%	3.72%	—
MSCI EAFE (ND)	-6.86	2.85	2.36	—
Russell 3000®	10.15	11.48	10.29	—
Composite Index 2055	2.68	7.41	6.18	—
As stated in the Fund’s prospectus dated March 1, 2020 and supplemented effective August 12, 2020, the expense ratio was 0.80%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
23

Harbor Target Retirement 2055 Fund
Portfolio of Investments—October 31, 2020

Value and Cost in Thousands

EQUITY FUNDS—90.9%
Shares		Value
6,553	Harbor Capital Appreciation Fund	$ 650
95,826	Harbor Diversified International All Cap Fund	982
11,939	Harbor Global Leaders Fund	404
26,831	Harbor International Fund	983
51,680	Harbor International Growth Fund	987
67,825	Harbor Large Cap Value Fund	1,160
40,214	Harbor Mid Cap Growth Fund	518
45,302	Harbor Mid Cap Value Fund	762
29,602	Harbor Small Cap Growth Fund	469
17,994	Harbor Small Cap Value Fund	569
13,205	Harbor Strategic Growth Fund	325
TOTAL EQUITY FUNDS
(Cost $7,029)		7,809

FIXED INCOME FUNDS—9.1%
Shares		Value
34,833	Harbor Bond Fund	$ 431
36,669	Harbor High-Yield Bond Fund	350
TOTAL FIXED INCOME FUNDS
(Cost $776)		781
TOTAL INVESTMENTS—100.0%
(Cost $7,805)		8,590
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$8,590

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 through October 31, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$ 239	$ 419	$ (240)	$ 1	$ 12	$ —	$ 9
Harbor Capital Appreciation Fund	483	330	(316)	113	40	43	—
Harbor Diversified International All Cap Fund	724	432	(120)	(48)	(6)	—	16
Harbor Global Leaders Fund	299	141	(73)	20	17	17	1
Harbor High-Yield Bond Fund	—	369	(13)	(6)	—	—	4
Harbor High-Yield Opportunities Fund	194	255	(453)	(2)	6	—	10
Harbor International Fund	724	438	(139)	93	(133)	—	24
Harbor International Growth Fund	730	321	(213)	125	24	—	14
Harbor Large Cap Value Fund	851	441	(191)	39	20	—	8
Harbor Mid Cap Growth Fund	382	223	(179)	111	(19)	78	—
Harbor Mid Cap Value Fund	557	598	(309)	38	(122)	4	14
Harbor Small Cap Growth Fund	343	155	(110)	98	(17)	13	—
Harbor Small Cap Value Fund	415	355	(193)	40	(48)	4	2
Harbor Strategic Growth Fund	242	117	(62)	22	6	4	1
Total	$6,183	$4,594	$(2,611)	$644	$(220)	$163	$103

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
24

Harbor Target Retirement 2060 Fund
Fund Summary —October 31, 2020 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2019 through 10/31/2020
TOTAL RETURNS For the periods ended 10/31/2020	1 Year	5 Years	Annualized	Inception Date
			Life of Fund
Harbor Target Retirement 2060 Fund
Institutional Class	7.32%	N/A	7.32%	11/01/2019
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	6.19%	N/A	6.19%	—
MSCI EAFE (ND)	-6.86	N/A	-6.86	—
Russell 3000®	10.15	N/A	10.15	—
Composite Index 2060	1.56	N/A	1.56	—
As stated in the Fund’s prospectus dated March 1, 2020 and supplemented effective August 12, 2020, the expense ratio was 0.80%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
25

Harbor Target Retirement 2060 Fund
Portfolio of Investments—October 31, 2020

Value and Cost in Thousands

EQUITY FUNDS—93.0%
Shares		Value
457	Harbor Capital Appreciation Fund	$ 46
6,637	Harbor Diversified International All Cap Fund	68
830	Harbor Global Leaders Fund	28
1,857	Harbor International Fund	68
3,563	Harbor International Growth Fund	68
4,693	Harbor Large Cap Value Fund	80
2,773	Harbor Mid Cap Growth Fund	36
3,136	Harbor Mid Cap Value Fund	53
2,042	Harbor Small Cap Growth Fund	32
1,238	Harbor Small Cap Value Fund	39
920	Harbor Strategic Growth Fund	23
TOTAL EQUITY FUNDS
(Cost $481)		541

FIXED INCOME FUNDS—7.0%
Shares		Value
1,839	Harbor Bond Fund	$ 23
1,937	Harbor High-Yield Opportunities Fund	18
TOTAL FIXED INCOME FUNDS
(Cost $41)		41
TOTAL INVESTMENTS—100.0%
(Cost $522)		582
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$582

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2019 (inception) through October 31, 2020.
Underlying Funds	Beginning Balance as of 11/01/2019 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)
						Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$—	$ 33	$ (10)	$—	$ —	$—	$—
Harbor Capital Appreciation Fund	—	55	(16)	7	—	1	—
Harbor Diversified International All Cap Fund	—	88	(22)	4	(2)	—	—
Harbor Global Leaders Fund	—	34	(9)	3	—	—	—
Harbor High-Yield Bond Fund	—	20	(2)	—	—	—	—
Harbor High-Yield Opportunities Fund	—	21	(22)	—	1	—	—
Harbor International Fund	—	88	(22)	4	(2)	—	—
Harbor International Growth Fund	—	83	(24)	10	(1)	—	—
Harbor Large Cap Value Fund	—	99	(25)	7	(1)	—	1
Harbor Mid Cap Growth Fund	—	41	(13)	8	—	1	1
Harbor Mid Cap Value Fund	—	71	(20)	6	(4)	—	—
Harbor Small Cap Growth Fund	—	38	(11)	5	—	—	—
Harbor Small Cap Value Fund	—	50	(13)	4	(2)	—	—
Harbor Strategic Growth Fund	—	28	(7)	2	—	—	—
Total	$—	$749	$(216)	$ 60	$(11)	$ 2	$ 2

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
26

Harbor Target Retirement Funds
StatementS of Assets and Liabilities—October 31, 2020

(All amounts in thousands, except per share amounts)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund	Harbor Target Retirement 2060 Fund
ASSETS
Investments, at identified cost	$19,801	$22,294	$20,580	$28,055	$18,462	$28,430	$16,267	$25,565	$7,805	$ 522
Investments in affiliated funds, at value	$20,741	$23,780	$22,065	$30,468	$20,103	$31,253	$17,856	$28,582	$8,590	$ 582
Receivables for:
Capital shares sold	11	13	57	51	32	32	61	51	36	6
Total Assets	20,752	23,793	22,122	30,519	20,135	31,285	17,917	28,633	8,626	588
LIABILITIES
Payables for:
Investments in affiliated funds purchased	11	13	57	51	32	32	61	51	36	6
Total Liabilities	11	13	57	51	32	32	61	51	36	6
NET ASSETS	$20,741	$23,780	$22,065	$30,468	$20,103	$31,253	$17,856	$28,582	$8,590	$ 582
Net Assets Consist of:
Paid-in capital	$20,153	$22,258	$20,742	$27,854	$18,201	$27,909	$16,282	$25,228	$7,906	$ 530
Total distributable earnings/(loss)	588	1,522	1,323	2,614	1,902	3,344	1,574	3,354	684	52
	$20,741	$23,780	$22,065	$30,468	$20,103	$31,253	$17,856	$28,582	$8,590	$ 582
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$20,741	$23,780	$22,065	$30,468	$20,103	$31,253	$17,856	$28,582	$8,590	$ 582
Shares of beneficial interest[1]	2,168	2,336	1,738	3,302	1,371	3,475	1,175	2,892	712	55
Net asset value per share[2]	$ 9.57	$ 10.18	$ 12.70	$ 9.23	$ 14.67	$ 8.99	$ 15.20	$ 9.88	$12.06	$10.60

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

27

Harbor Target Retirement Funds
StatementS of Operations—Year Ended October 31, 2020

(All amounts in thousands)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund	Harbor Target Retirement 2060 Fund
Investment Income
Dividends from affiliated funds	$ 529	$ 635	$ 558	$ 788	$ 474	$ 599	$ 308	$ 466	$ 103	$ 2
Total Investment Income	529	635	558	788	474	599	308	466	103	2
Net Investment Income/(Loss)	529	635	558	788	474	599	308	466	103	2
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	(46)	(37)	(285)	(85)	54	116	(175)	65	(220)	(11)
Distributions received from affiliated funds	143	246	258	457	352	553	314	600	163	2
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	515	688	877	1,143	713	1,118	987	1,103	644	60
Net gain/(loss) on investment transactions	612	897	850	1,515	1,119	1,787	1,126	1,768	587	51
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,141	$1,532	$1,408	$2,303	$1,593	$2,386	$1,434	$2,234	$ 690	$ 53
The accompanying notes are an integral part of the Financial Statements.

28

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29

Harbor Target Retirement Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund
	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 529	$ 376	$ 635	$ 677	$ 558	$ 489	$ 788	$ 722
Net realized gain/(loss) on sale of affiliated funds	(46)	(130)	(37)	55	(285)	41	(85)	130
Realized gain distributions received from affiliated funds	143	238	246	812	258	709	457	1,338
Change in net unrealized appreciation/(depreciation) on affiliated funds	515	801	688	1,081	877	933	1,143	1,206
Net increase/(decrease) in assets resulting from operations	1,141	1,285	1,532	2,625	1,408	2,172	2,303	3,396
Distributions to Shareholders
Institutional Class	(535)	(618)	(1,009)	(1,480)	(1,350)	(1,339)	(2,233)	(1,951)
Total distributions to shareholders	(535)	(618)	(1,009)	(1,480)	(1,350)	(1,339)	(2,233)	(1,951)
Net Increase/(Decrease) Derived from Capital Share Transactions	2,694	4,213	(1,486)	(1,956)	1,915	1,608	(480)	1,460
Net increase/(decrease) in net assets	3,300	4,880	(963)	(811)	1,973	2,441	(410)	2,905
Net Assets
Beginning of period	17,441	12,561	24,743	25,554	20,092	17,651	30,878	27,973
End of period	$20,741	$17,441	$23,780	$24,743	$22,065	$20,092	$30,468	$30,878

a	Inception
The accompanying notes are an integral part of the Financial Statements.

30

Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund		Harbor Target Retirement 2060 Fund
November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019[a] through October 31, 2020

$ 474	$ 367	$ 599	$ 474	$ 308	$ 226	$ 466	$ 317	$ 103	$ 45	$ 2
54	114	116	396	(175)	99	65	283	(220)	2	(11)
352	900	553	1,633	314	934	600	1,893	163	355	2
713	773	1,118	856	987	506	1,103	699	644	251	60
1,593	2,154	2,386	3,359	1,434	1,765	2,234	3,192	690	653	53

(1,534)	(955)	(2,674)	(2,079)	(1,462)	(894)	(2,860)	(1,977)	(483)	(311)	(1)
(1,534)	(955)	(2,674)	(2,079)	(1,462)	(894)	(2,860)	(1,977)	(483)	(311)	(1)
100	3,621	3,305	2,906	2,914	1,689	3,516	1,086	2,200	2,085	530
159	4,820	3,017	4,186	2,886	2,560	2,890	2,301	2,407	2,427	582

19,944	15,124	28,236	24,050	14,970	12,410	25,692	23,391	6,183	3,756	—
$20,103	$19,944	$31,253	$28,236	$17,856	$14,970	$28,582	$25,692	$8,590	$6,183	$582
31

Harbor Target Retirement Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund
	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 6,474	$ 6,194	$ 3,363	$ 3,456	$ 5,108	$ 4,684	$ 4,092	$ 6,413
Reinvested distributions	535	618	1,009	1,480	1,350	1,339	2,233	1,951
Cost of shares reacquired	(4,315)	(2,599)	(5,858)	(6,892)	(4,543)	(4,415)	(6,805)	(6,904)
Net increase/(decrease) in net assets	$ 2,694	$ 4,213	$(1,486)	$(1,956)	$ 1,915	$ 1,608	$ (480)	$ 1,460
SHARES
Institutional Class
Shares sold	691	683	344	365	415	389	461	739
Shares issued due to reinvestment of distributions	58	72	104	169	111	122	252	244
Shares reacquired	(469)	(294)	(606)	(729)	(380)	(365)	(763)	(797)
Net increase/(decrease) in shares outstanding	280	461	(158)	(195)	146	146	(50)	186

a	Inception
The accompanying notes are an integral part of the Financial Statements.

32

Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund		Harbor Target Retirement 2060 Fund
November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019 through October 31, 2020	November 1, 2018 through October 31, 2019	November 1, 2019[a] through October 31, 2020

$ 3,724	$ 5,670	$ 4,956	$ 5,000	$ 3,759	$ 3,935	$ 4,044	$ 3,823	$ 2,753	$2,489	$ 721
1,534	955	2,674	2,079	1,462	894	2,860	1,977	483	311	1
(5,158)	(3,004)	(4,325)	(4,173)	(2,307)	(3,140)	(3,388)	(4,714)	(1,036)	(715)	(192)
$ 100	$ 3,621	$ 3,305	$ 2,906	$ 2,914	$ 1,689	$ 3,516	$ 1,086	$ 2,200	$2,085	$ 530

264	411	577	580	265	270	434	396	245	221	74
109	76	309	268	100	68	299	233	41	32	—
(364)	(216)	(498)	(478)	(158)	(215)	(368)	(487)	(92)	(65)	(19)
9	271	388	370	207	123	365	142	194	188	55
33

Harbor Target Retirement Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT INCOME FUND

	Institutional Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 9.24	$ 8.80	$ 9.25	$ 8.93	$ 9.19
Income from Investment Operations
Net investment income/(loss)[a]	0.25	0.25	0.28	0.22	0.25
Net realized and unrealized gain/(loss) on investments	0.33	0.62	(0.38)	0.40	0.08
Total from investment operations	0.58	0.87	(0.10)	0.62	0.33
Less Distributions
Dividends from net investment income	(0.25)	(0.27)	(0.29)	(0.27)	(0.29)
Distributions from net realized capital gains	—	(0.16)	(0.06)	(0.03)	(0.30)
Total distributions	(0.25)	(0.43)	(0.35)	(0.30)	(0.59)
Net asset value end of period	9.57	9.24	8.80	9.25	8.93
Net assets end of period (000s)	$20,741	$17,441	$12,561	$13,746	$13,805
Ratios and Supplemental Data (%)
Total return	6.37%	10.31%	(1.14)%	7.17%	3.91%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.63	2.85	3.13	2.46	2.87
Portfolio turnover[c]	53	67	28	16	26

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 9.92	$ 9.50	$ 9.90	$ 9.29	$ 9.94
Income from Investment Operations
Net investment income/(loss)[a]	0.26	0.25	0.28	0.23	0.26
Net realized and unrealized gain/(loss) on investments	0.39	0.73	(0.40)	0.73	0.04
Total from investment operations	0.65	0.98	(0.12)	0.96	0.30
Less Distributions
Dividends from net investment income	(0.27)	(0.28)	(0.28)	(0.24)	(0.32)
Distributions from net realized capital gains	(0.12)	(0.28)	—	(0.11)	(0.63)
Total distributions	(0.39)	(0.56)	(0.28)	(0.35)	(0.95)
Net asset value end of period	10.18	9.92	9.50	9.90	9.29
Net assets end of period (000s)	$23,780	$24,743	$25,554	$27,742	$25,419
Ratios and Supplemental Data (%)
Total return	6.74%	11.04%	(1.29)%	10.77%	3.56%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.61	2.69	2.89	2.44	2.83
Portfolio turnover[c]	56	64	31	29	33
See page 38 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

34

HARBOR TARGET RETIREMENT 2025 FUND

	Institutional Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 12.62	$ 12.21	$ 12.76	$ 11.78	$ 12.32
Income from Investment Operations
Net investment income/(loss)[a]	0.32	0.31	0.37	0.29	0.31
Net realized and unrealized gain/(loss) on investments	0.56	1.03	(0.57)	1.12	0.05
Total from investment operations	0.88	1.34	(0.20)	1.41	0.36
Less Distributions
Dividends from net investment income	(0.33)	(0.38)	(0.35)	(0.28)	(0.37)
Distributions from net realized capital gains	(0.47)	(0.55)	—	(0.15)	(0.53)
Total distributions	(0.80)	(0.93)	(0.35)	(0.43)	(0.90)
Net asset value end of period	12.70	12.62	12.21	12.76	11.78
Net assets end of period (000s)	$22,065	$20,092	$17,651	$21,218	$14,293
Ratios and Supplemental Data (%)
Total return	7.26%	12.09%	(1.63)%	12.38%	3.39%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.65	2.57	2.92	2.42	2.69
Portfolio turnover[c]	63	61	36	24	25

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 9.21	$ 8.84	$ 9.25	$ 8.60	$ 9.19
Income from Investment Operations
Net investment income/(loss)[a]	0.22	0.21	0.24	0.20	0.21
Net realized and unrealized gain/(loss) on investments	0.45	0.77	(0.38)	0.96	0.01
Total from investment operations	0.67	0.98	(0.14)	1.16	0.22
Less Distributions
Dividends from net investment income	(0.24)	(0.25)	(0.25)	(0.21)	(0.26)
Distributions from net realized capital gains	(0.41)	(0.36)	(0.02)	(0.30)	(0.55)
Total distributions	(0.65)	(0.61)	(0.27)	(0.51)	(0.81)
Net asset value end of period	9.23	9.21	8.84	9.25	8.60
Net assets end of period (000s)	$30,468	$30,878	$27,973	$28,618	$24,634
Ratios and Supplemental Data (%)
Total return	7.62%	12.21%	(1.57)%	14.18%	2.96%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.54	2.41	2.62	2.30	2.54
Portfolio turnover[c]	57	46	31	29	31
The accompanying notes are an integral part of the Financial Statements.

35

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2035 FUND

	Institutional Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 14.64	$ 13.86	$ 14.44	$ 12.93	$ 13.56
Income from Investment Operations
Net investment income/(loss)[a]	0.33	0.28	0.33	0.28	0.27
Net realized and unrealized gain/(loss) on investments	0.79	1.36	(0.58)	1.75	0.04
Total from investment operations	1.12	1.64	(0.25)	2.03	0.31
Less Distributions
Dividends from net investment income	(0.34)	(0.35)	(0.33)	(0.28)	(0.35)
Distributions from net realized capital gains	(0.75)	(0.51)	—	(0.24)	(0.59)
Total distributions	(1.09)	(0.86)	(0.33)	(0.52)	(0.94)
Net asset value end of period	14.67	14.64	13.86	14.44	12.93
Net assets end of period (000s)	$20,103	$19,944	$15,124	$15,005	$11,496
Ratios and Supplemental Data (%)
Total return	7.98%	12.83%	(1.79)%	16.31%	2.70%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.34	2.05	2.26	2.06	2.17
Portfolio turnover[c]	62	35	29	26	26

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 9.15	$ 8.85	$ 9.30	$ 8.42	$ 9.05
Income from Investment Operations
Net investment income/(loss)[a]	0.17	0.15	0.18	0.15	0.17
Net realized and unrealized gain/(loss) on investments	0.55	0.90	(0.34)	1.30	(0.01)
Total from investment operations	0.72	1.05	(0.16)	1.45	0.16
Less Distributions
Dividends from net investment income	(0.20)	(0.20)	(0.19)	(0.17)	(0.20)
Distributions from net realized capital gains	(0.68)	(0.55)	(0.10)	(0.40)	(0.59)
Total distributions	(0.88)	(0.75)	(0.29)	(0.57)	(0.79)
Net asset value end of period	8.99	9.15	8.85	9.30	8.42
Net assets end of period (000s)	$31,253	$28,236	$24,050	$24,940	$19,448
Ratios and Supplemental Data (%)
Total return	8.15%	13.43%	(1.84)%	18.26%	2.36%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.04	1.77	1.90	1.78	2.03
Portfolio turnover[c]	53	28	30	21	30
See page 38 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

36

HARBOR TARGET RETIREMENT 2045 FUND

	Institutional Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 15.46	$ 14.69	$ 15.43	$13.51	$14.25
Income from Investment Operations
Net investment income/(loss)[a]	0.28	0.24	0.23	0.21	0.21
Net realized and unrealized gain/(loss) on investments	0.94	1.56	(0.49)	2.42	0.01
Total from investment operations	1.22	1.80	(0.26)	2.63	0.22
Less Distributions
Dividends from net investment income	(0.31)	(0.29)	(0.28)	(0.22)	(0.27)
Distributions from net realized capital gains	(1.17)	(0.74)	(0.20)	(0.49)	(0.69)
Total distributions	(1.48)	(1.03)	(0.48)	(0.71)	(0.96)
Net asset value end of period	15.20	15.46	14.69	15.43	13.51
Net assets end of period (000s)	$17,856	$14,970	$12,410	$9,863	$7,211
Ratios and Supplemental Data (%)
Total return	8.21%	13.48%	(1.83)%	20.37%	1.91%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.93	1.62	1.49	1.50	1.58
Portfolio turnover[c]	46	29	22	32	24

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$ 10.17	$ 9.81	$ 10.42	$ 9.23	$ 10.39
Income from Investment Operations
Net investment income/(loss)[a]	0.17	0.12	0.13	0.12	0.12
Net realized and unrealized gain/(loss) on investments	0.66	1.08	(0.33)	1.81	(0.03)
Total from investment operations	0.83	1.20	(0.20)	1.93	0.09
Less Distributions
Dividends from net investment income	(0.18)	(0.17)	(0.16)	(0.13)	(0.17)
Distributions from net realized capital gains	(0.94)	(0.67)	(0.25)	(0.61)	(1.08)
Total distributions	(1.12)	(0.84)	(0.41)	(0.74)	(1.25)
Net asset value end of period	9.88	10.17	9.81	10.42	9.23
Net assets end of period (000s)	$28,582	$25,692	$23,391	$22,821	$18,728
Ratios and Supplemental Data (%)
Total return[b]	8.55%	13.92%	(2.06)%	22.40%	1.51%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.76	1.28	1.20	1.27	1.34
Portfolio turnover[c]	47	25	22	33	24
The accompanying notes are an integral part of the Financial Statements.

37

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2055 FUND

	Institutional Class
Year Ended October 31,	2020	2019	2018	2017	2016
Net asset value beginning of period	$11.94	$11.39	$11.97	$10.02	$10.08
Income from Investment Operations
Net investment income/(loss)[a]	0.16	0.10	0.11	0.10	0.11
Net realized and unrealized gain/(loss) on investments	0.87	1.34	(0.37)	2.17	0.01
Total from investment operations	1.03	1.44	(0.26)	2.27	0.12
Less Distributions
Dividends from net investment income	(0.18)	(0.16)	(0.16)	(0.12)	(0.14)
Distributions from net realized capital gains	(0.73)	(0.73)	(0.16)	(0.20)	(0.04)
Total distributions	(0.91)	(0.89)	(0.32)	(0.32)	(0.18)
Net asset value end of period	12.06	11.94	11.39	11.97	10.02
Net assets end of period (000s)	$8,590	$6,183	$3,756	$2,728	$1,240
Ratios and Supplemental Data (%)
Total return	8.83%	14.24%	(2.31)%	23.34%	1.38%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.44	0.90	0.91	0.95	1.13
Portfolio turnover[c]	36	14	29	32	33

HARBOR TARGET RETIREMENT 2060 FUND
Institutional Class
Year Ended October 31,	2020 [d]
Net asset value beginning of period	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.06
Net realized and unrealized gain/(loss) on investments	0.67
Total from investment operations	0.73
Less Distributions
Dividends from net investment income	(0.13)
Distributions from net realized capital gains	—
Total distributions	(0.13)
Net asset value end of period	10.60
Net assets end of period (000s)	$ 582
Ratios and Supplemental Data (%)
Total return	7.32%
Ratio of total expenses to average net assets[b]	—
Ratio of net investment income to average net assets[b]	0.60
Portfolio turnover[c]	71

a	Amounts are based on average daily shares outstanding during the period.
b	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.
c	Amounts do not include the activity of the underlying funds.
d	For the period November 1, 2019 (inception) through October 31, 2020
The accompanying notes are an integral part of the Financial Statements.

38

Harbor Target Retirement Funds
Notes to Financial Statements—October 31, 2020

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2020, the Trust consists of 36 separate portfolios. The portfolios covered by this report are: Harbor Target Retirement Income Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, Harbor Target Retirement 2055 Fund, and Harbor Target Retirement 2060 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or “Target Retirement Funds”).  The Funds invest in a combination of other funds of the Trust (the “Underlying Funds”).  Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds.  The Underlying Funds are managed by subadvisers, none of which is affiliated with the Adviser.
The Funds currently offer one class of shares, designated as Institutional Class.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The holdings of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable. At October 31, 2020, all investments held by each Fund (as disclosed in the Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2020 or 2019. For Harbor Target Retirement 2060 Fund, there were no Level 3 investments at October 31, 2020 or November 1, 2019 (inception).
Description of the Underlying Funds
In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the Target Retirement Funds’ prospectus and statement of additional information, as well as the prospectus of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.
39

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The Funds do not invest in the Underlying Funds for the purpose of exercising management of control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At October 31, 2020, each Fund held less than 25% of the outstanding shares of any Underlying Fund.
Investment Transactions and Income
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Taxes
Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2017–2019), including all positions expected to be taken upon filing the 2020 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.
Related Parties
The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At October 31, 2020, each Fund held less than 25% of the outstanding shares of any Underlying Fund.
Note 3—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.
The Funds have entered into an advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items.
40

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates—Continued
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. The Funds do not pay any fees for the services of the Distributor.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The Funds do not pay any fees for the services of Harbor Services Group.
Shareholders
As of October 31, 2020, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries	Percentage of Outstanding Shares
	Institutional Class
Harbor Target Retirement 2030 Fund	39,539	1.2%
Harbor Target Retirement 2035 Fund	28,699	2.1
Harbor Target Retirement 2040 Fund	4,711	0.1
Harbor Target Retirement 2045 Fund	5,800	0.5
Harbor Target Retirement 2050 Fund	16,762	0.6
Harbor Target Retirement 2055 Fund	7,849	1.1
Independent Trustees
The Independent Trustees received no remuneration from the Target Retirement Funds for the year ended October 31, 2020.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 4—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. There were no reclassification amounts on the Statements of Assets and Liabilities between total distributable earnings/(loss) and paid-in capital for the year ended October 31, 2020.
The tax composition of each Fund’s distributions is as follows:
41

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

NOTE 4—TAX INFORMATION—Continued
	As of October 31, 2020			As of October 31, 2019
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Target Retirement Income Fund	$535	$ —	$ 535	$ 394	$ 224	$ 618
Harbor Target Retirement 2020 Fund	761	248	1,009	762	718	1,480
Harbor Target Retirement 2025 Fund	622	728	1,350	572	767	1,339
Harbor Target Retirement 2030 Fund	863	1,370	2,233	812	1,139	1,951
Harbor Target Retirement 2035 Fund	499	1,035	1,534	398	557	955
Harbor Target Retirement 2040 Fund	628	2,046	2,674	556	1,523	2,079
Harbor Target Retirement 2045 Fund	316	1,146	1,462	250	644	894
Harbor Target Retirement 2050 Fund	468	2,392	2,860	391	1,586	1,977
Harbor Target Retirement 2055 Fund	97	386	483	59	252	311
Harbor Target Retirement 2060 Fund	1	—	1	N/A	N/A	N/A
As of October 31, 2020, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor Target Retirement Income Fund	$105	$ 179	$ 305
Harbor Target Retirement 2020 Fund	358	793	370
Harbor Target Retirement 2025 Fund	297	819	208
Harbor Target Retirement 2030 Fund	390	1,590	634
Harbor Target Retirement 2035 Fund	212	1,260	430
Harbor Target Retirement 2040 Fund	247	1,792	1,305
Harbor Target Retirement 2045 Fund	114	807	654
Harbor Target Retirement 2050 Fund	131	1,534	1,690
Harbor Target Retirement 2055 Fund	23	308	353
Harbor Target Retirement 2060 Fund	4	2	47
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at October 31, 2020 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Target Retirement Income Fund	$20,436	$ 358	$ (53)	$ 305
Harbor Target Retirement 2020 Fund	23,410	451	(81)	370
Harbor Target Retirement 2025 Fund	21,857	259	(51)	208
Harbor Target Retirement 2030 Fund	29,834	699	(65)	634
Harbor Target Retirement 2035 Fund	19,673	467	(37)	430
Harbor Target Retirement 2040 Fund	29,948	1,697	(392)	1,305
Harbor Target Retirement 2045 Fund	17,202	886	(232)	654
Harbor Target Retirement 2050 Fund	26,892	2,225	(535)	1,690
Harbor Target Retirement 2055 Fund	8,237	432	(79)	353
Harbor Target Retirement 2060 Fund	535	47	—	47

Note 5—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
42

Harbor Target Retirement Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Target Retirement Income Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, Harbor Target Retirement 2055 Fund and Harbor Target Retirement 2060 Fund (collectively referred to as the “Funds”), (ten of the funds constituting Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting Harbor Funds), at October 31, 2020, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Target Retirement Income Fund
Harbor Target Retirement 2020 Fund
Harbor Target Retirement 2025 Fund
Harbor Target Retirement 2030 Fund
Harbor Target Retirement 2035 Fund
Harbor Target Retirement 2040 Fund
Harbor Target Retirement 2045 Fund
Harbor Target Retirement 2050 FundHarbor Target Retirement 2055 Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the five years in the period ended October 31, 2020
Harbor Target Retirement 2060 Fund	For the period from November 1, 2019 (inception) through October 31, 2020
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and the shareholder servicing agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Harbor Funds investment companies since 2000.
Chicago, Illinois
December 21, 2020
43

Harbor Target Retirement Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The expense ratios reflected below do not include the acquired fund fees and expenses from Underlying Funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,073.13
Hypothetical (5% return)		0.00	1,000	1,025.14
Harbor Target Retirement 2020 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,091.10
Hypothetical (5% return)		0.00	1,000	1,025.14
Harbor Target Retirement 2025 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,114.04
Hypothetical (5% return)		0.00	1,000	1,025.14
Harbor Target Retirement 2030 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,128.36
Hypothetical (5% return)		0.00	1,000	1,025.14
Harbor Target Retirement 2035 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,143.41
Hypothetical (5% return)		0.00	1,000	1,025.14
44

Harbor Target Retirement Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020
Harbor Target Retirement 2040 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,157.01
Hypothetical (5% return)		0.00	1,000	1,025.14
Harbor Target Retirement 2045 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,164.75
Hypothetical (5% return)		0.00	1,000	1,025.14
Harbor Target Retirement 2050 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,179.00
Hypothetical (5% return)		0.00	1,000	1,025.14
Harbor Target Retirement 2055 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,192.88
Hypothetical (5% return)		0.00	1,000	1,025.14
Harbor Target Retirement 2060 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,193.69
Hypothetical (5% return)		0.00	1,000	1,025.14

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
45

Harbor Target Retirement Funds
Additional Information (Unaudited)

Additional Tax Information
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2020:
Amount (000s)
Harbor Target Retirement 2020 Fund	$ 248
Harbor Target Retirement 2025 Fund	728
Harbor Target Retirement 2030 Fund	1,369
Harbor Target Retirement 2035 Fund	1,035
Harbor Target Retirement 2040 Fund	2,046
Harbor Target Retirement 2045 Fund	1,146
Harbor Target Retirement 2050 Fund	2,392
Harbor Target Retirement 2055 Fund	386
For the fiscal year ended October 31, 2020, each Fund designates up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If a Fund pays a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
46

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers
As of December 2020
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (57) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	36	None
Donna J. Dean (69) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	36	None
Joseph L. Dowling III (56) Trustee	Since 2017	Chair & Special Advisor to the University’s President (2020-Present), Chief Executive Officer (2018-2020), Interim Chief Financial Officer (2019-2020), and Chief Investment Officer (2013-2018), Brown University Investment Office; Chief Executive Officer, Jaws Acquisition Corp. (blank check company, 2020-Present); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	36	Director of Integrated Electrical Services (2012-Present);Director of Third Point RE (2019- Present).
Randall A. Hack (73) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	36	None
Robert Kasdin (62) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Director and Executive Committee Member, The Y in Central Maryland (2018-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	36	Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
47

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (68) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	36	None
Douglas J. Skinner (58) Trustee	Since 2020	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-Present), Interim Dean (2016-2017), University of Chicago Booth School of Business.	36	None
Ann M. Spruill (66) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	36	None
INTERESTED TRUSTEE
Charles F. McCain (51)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director and Chairperson (2019-Present), Harbor Trust Company, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.; and Chief Compliance Officer, Harbor Funds (2004-2017).	36	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (45) Chief Compliance Officer	Since 2017	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director and Secretary (2019-Present), Harbor Trust Company, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.; and AML Compliance Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds.
Anmarie S. Kolinski (49) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Director and Treasurer (2019-Present), Harbor Trust Company, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Kristof M. Gleich (41) Vice President	Since 2019	President (2018-Present) and Chief Investment Officer (2020), Harbor Capital Advisors, Inc.; Director, Vice Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust Company, Inc.; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan Chase & Co.
48

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Gregg M. Boland (57) Vice President	Since 2019	Executive Vice President (2020-Present), Vice President (2019-2020), Harbor Capital Advisors, Inc.; President (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations (2007-2015), Harbor Services Group, Inc.; and Senior Vice President, AML Compliance Officer, and OFAC Officer (2019-Present), Harbor Funds Distributors, Inc.
Diana R. Podgorny (41) Secretary	Since 2018	Senior Vice President and Assistant General Counsel (2020-Present), Vice President and Assistant General Counsel (2017-2020), Harbor Capital Advisors, Inc.; Director and Vice President (2020 – Present), Harbor Trust Company, Inc.; Vice President and Counsel, AMG Funds LLC (2016-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-2017); Assistant Secretary, AMG Funds IV (2010-2017); and Vice President and Counsel, Aston Asset Management, LLC (2010-2016).
Jodie L. Crotteau (48) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and AML/OFAC Officer (2019-Present), Harbor Trust Company, Inc.; Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
Lana M. Lewandowski (41) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (56) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present), Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; Vice President (2020 – Present), Harbor Trust Company, Inc.; and Assurance Executive Director, Ernst & Young LLP (1999-2015).
John M. Paral (52) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
49

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement (“Privacy Statement”) is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. (collectively, “Harbor” “we” or “us”). The measures described in this Privacy Statement reflect the commitments we make to protect the privacy of your personal information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
In the course of providing products and services, we collect personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties, including when you contact Shareholder Services or establish an account with us. This Privacy Statement applies to personal information we collect from those sources unless we inform you otherwise.
The personal information collected may include name, address, email address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, bank account information, location data (depending on your app settings and device permissions), and other information voluntarily provided by you.
We may also collect certain information automatically when you visit us through our website or a mobile application. For example, we may collect technical and navigational information, such as computer browser type, device type, device ID, Internet protocol address, pages visited average time spent on our website and searches performed on our website. We may use this information to alert you to software compatibility issues; to provide you with or improve or websites, applications, products or services; or to provide you with content that may be of interest to you. We use your IP address to help diagnose problems with our server and to administer our website. Your IP address is also used to gather broad demographic information. This information will be used for internal purposes only. We also collect information in the form of log files that record website and app activity and gather statistics about your browsing habits. These entries are generated automatically, and help us to troubleshoot errors, improve performance and maintain the security of our sites and apps. We use “cookies” and similar files that may be placed on your computer or device for security purposes, to facilitate site navigation and to personalize the appearance of our site. We provide more information regarding cookies and other tracking technologies below.
In addition, we may receive personal information about you that you authorize third parties to provide to us. We also may obtain personal information from third-party service providers to verify your identity, to prevent fraud, or to help us identify products and services that may be of interest to you.
The personal information we collect about you may be transferred to or stored by us or our service providers in the United States or elsewhere, as permitted by law.
If you do not wish to provide personal information to us, we may be unable to provide certain products or services to you.

Information Sharing
We disclose personal information with affiliated and non-affiliated parties: (1) as permitted or required by law or regulation; (2) if we believe that is necessary to: comply with applicable laws, regulations, or industry requirements; respond to requests from a legal, regulatory, or governmental authority; enforce legal terms; detect and resolve any fraud or security concerns, and protect the rights, property, and safety of us, our users, or others; (3) in the event of a merger, acquisition or sale of all or substantially all of our assets; or (4) as otherwise described in this Privacy Statement.
Personal information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services (including, without limitation, completing transactions), such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as with other financial institutions. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than those purposes described in this Privacy Statement or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
50

Harbor’s Privacy Statement—Continued

Security
We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, two-factor authentication, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com.

Linking to
Third Parties
When you visit our website and leave to go to another linked site, we are not responsible for the content or availability of the linked site. Please be advised that if you enter into a transaction on the third-party site, we do not represent either the third party or you. Further, the privacy and security policies of the linked site may differ from those practiced by us.

Cookies and Other Technologies
A cookie is a small text file that is stored on your computer, tablet, or device when you visit a website or a mobile application. Cookies usually store small bits of information about you and what you do on that site or application, which are then used to improve your browsing experience. Some cookies are only used during a single visit, while others are saved on your device until your next visit. Harbor Funds and our third-party providers use both types of cookies to make your visits more productive.
If you are concerned about cookies, they can be blocked from your device, or you can set your browser to notify you when they are being used. Use the Help feature of your browser to learn how.
Our website, mobile application, and emails may use a web beacon. A web beacon helps to measure usage and activity and reports that activity back to the system providers. In some cases, a web beacon triggers the placement of a cookie on your device.
We and our service providers use web beacons and cookies to determine things like if and when you open our emails, what type of device, operating system, email program, or web browser you are using, your IP address, and what links you click within our site or email. These things enable us to gauge the effectiveness, relevance, and value of our content and communications.
We use Google Analytics (which uses a web beacon) to collect information about use of our website and mobile application. For more information on opting out of being tracked by Google Analytics, visit https://tools.google.com/dlpage/gaoptout.

Do Not Track
Our third-party vendors may collect information about users across our website. We do not currently have the capability to respond to a web browser that does not track signals or other mechanisms that provide you with the ability to exercise choice regarding the collection of this information.

Changes to this
Privacy Statement
We reserve the right to change or revise this Privacy Statement at any time to reflect changes in the law or our data collection and use practices. New updates to the Privacy Statement will be posted to our website and are include in Harbor Funds’ annual reports to shareholders. Privacy Statement changes will apply to the information collected from the date we post our revised Privacy Statement, as well as to existing information we hold.

Contact Us
If you have any questions or concerns about how we maintain the privacy of your personal information or if you would like to update your personal information on file, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time. You may also write to us at the following postal address:
Harbor Funds
c/o Harbor Services Group, Inc.
PO Box 804660
Chicago, IL 60680-4108
We recommend that you read and retain this notice for your personal files.
Last Updated: December 2020
51

Benchmark Descriptions

Composite Index Income—The Composite Index Income is derived by applying the Harbor Target Retirement Income Fund’s (the “Income Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofA U.S. 3-Month Treasury Bill Index. The weights of the Composite Index Income match the Income Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Income Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2020—The Composite Index 2020 is derived by applying the Harbor Target Retirement 2020 Fund’s (the “2020 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofA U.S. 3-Month Treasury Bill Index. The weights of the Composite Index 2020 match the 2020 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2020 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2025—The Composite Index 2025 is derived by applying the Harbor Target Retirement 2025 Fund’s (the “2025 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2025 match the 2025 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2025 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2030—The Composite Index 2030 is derived by applying the Harbor Target Retirement 2030 Fund’s (the “2030 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2030 match the 2030 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2030 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2035—The Composite Index 2035 is derived by applying the Harbor Target Retirement 2035 Fund’s (the “2035 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights
52

Benchmark Descriptions—Continued

of the Composite Index 2035 match the 2035 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2035 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2040—The Composite Index 2040 is derived by applying the Harbor Target Retirement 2040 Fund’s (the “2040 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2040 match the 2040 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2040 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2045—The Composite Index 2045 is derived by applying the Harbor Target Retirement 2045 Fund’s (the “2045 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2045 match the 2045 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2045 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2050—The Composite Index 2050 is derived by applying the Harbor Target Retirement 2050 Fund’s (the “2050 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2050 match the 2050 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2050 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2055—The Composite Index 2055 is derived by applying the Harbor Target Retirement 2055 Fund’s (the “2055 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2055 match the 2055 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2055 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2060— The Composite Index 2060 is derived by applying the Harbor Target Retirement 2060 Fund’s (the “2060 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2060 match the 2060 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2060 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
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111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.AR.TR.1020

ITEM 2 – CODE OF ETHICS
(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).
(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.
(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
The Registrant’s Board has determined that Douglas J. Skinner, a member of the Audit Committee of the Board of Trustees, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Skinner is the Eric J. Gleacher Distinguished Service Professor of Accounting and Deputy Dean for Faculty at the University of Chicago Booth School of Business, where his prior positions include John P. and Lillian A. Gould Professor of Accounting, Neubauer Family Faculty Fellow, Interim Dean, and Executive Director of the Accounting Research Center. Mr. Skinner is deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Items 4(a)—4(d): Audit, Audit-Related, Tax and All Other Fees
Fees billed by Ernst & Young:
	Fiscal Year Ended October 31, 2020			Fiscal Year Ended October 31, 2019
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees.	$932,235	N/A	N/A	$850,089	N/A	N/A
(b) Audit-Related Fees.	$ 13,000[1]	$58,100 [2]	N/A	$ 3,000[1]	$52,800 [2]	N/A
(c) Tax Fees.	$520,765 [3]	$ —	N/A	$444,431 [3]	$ —	N/A
(d) All Other Fees.	$ 97,880[4]	$ 2,385[5]	N/A	$ 88,350[4]	$ 4,615[5]	N/A
1	Includes fees related to the issuance of consents for N-1A filings.
2	Includes fees related to the procedures performed for Harbor Services Group, Inc. required by Rule 17Ad-13(a)(3) of the Securities Exchange Act of 1934.
3	Includes fees related to tax compliance, including foreign tax reclaim filings and tax research and equalization.
4	Includes fees billed in connection with the Registrant’s subscription to the Ernst & Young PFIC Analyzer, a database used to determine whether foreign equity securities are passive foreign investment companies.
5	Includes fees billed in connection with the Adviser’s subscription to Ernst & Young Online, a database of accounting rules and regulations.
(e)	(1)	Pre-Approval Policies.
The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit, review and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.
In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee is authorized to delegate one or more members of the Committee the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. Such member(s) are required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.
The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(2)	None of the principal accountant’s fees or services rendered to the Registrant, the Adviser or Harbor Services Group, Inc. were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)	Aggregate Non-Audit Fees.
Aggregate Non-Audit Fees of the Registrant
Fiscal Year Ended October 31, 2020: $631,645
Fiscal Year Ended October 31, 2019: $535,781
Aggregate Non-Audit Fees of Other Entities Required to be Pre-approved Pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
Fiscal Year Ended October 31, 2020: $60,485
Fiscal Year Ended October 31, 2019: $57,415
(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services to service affiliates was compatible with maintaining the principal accountant’s independence.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 – INVESTMENTS
(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)	Not applicable.
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.
ITEM 11 – CONTROLS AND PROCEDURES
(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12 – DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 13 – EXHIBITS
(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.
(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.
(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed December 29, 2020 on its behalf by the undersigned, thereunto duly authorized.
HARBOR FUNDS
By: /s/ Charles F. McCain

Charles F. McCain
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Charles F. McCain Charles F. McCain	Chairman, President and Trustee (Principal Executive Officer)	December 29, 2020
By:	/s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	December 29, 2020

Exhibit Index
Number	Description
99.CODE ETH	Code of Business Conduct and Ethics.
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).